OMB APPROVAL
OMB Number: 3235-0570
Expires: August 31, 2011
Estimated average burden
hours per response: 18.9

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-1879
Janus Investment Fund
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado	80206
(Address of principal executive offices)	(Zip code)
Stephanie Grauerholz-Lofton, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)
Registrant’s telephone number, including area code: 303-333-3863
Date of fiscal year end: 10/31
Date of reporting period: 4/30/08

Item 1 — Reports to Shareholders

2008 Semiannual Report
Janus Growth Funds

Growth
Janus Fund
Janus Enterprise Fund
Janus Orion Fund
Janus Research Fund
Janus Triton Fund
Janus Twenty Fund
Janus Venture Fund
Specialty Growth
Janus Global Life Sciences Fund
Janus Global Technology Fund

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your fund
• Fund performance, characteristics and holdings

            Janus Growth Funds

Co-Chief Investment Officers’ Letter to Shareholders	1
Useful Information About Your Fund Report	5
Management Commentaries and Schedules of Investments
Janus Fund	6
Janus Enterprise Fund	15
Janus Orion Fund	24
Janus Research Fund	33
Janus Triton Fund	42
Janus Twenty Fund	50
Janus Venture Fund	58
Janus Global Life Sciences Fund	68
Janus Global Technology Fund	76
Statements of Assets and Liabilities	84
Statements of Operations	86
Statements of Changes in Net Assets	88
Financial Highlights	92
Notes to Schedules of Investments	97
Notes to Financial Statements	101
Additional Information	114
Explanations of Charts, Tables and Financial Statements	117

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Letter to the Shareholders

Jonathan Coleman
Co-Chief
Investment Officer

Gibson Smith
Co-Chief
Investment Officer

Dear Shareholders,

Challenging economic conditions have been the dominant theme for the financial markets over the past several months. Despite recent volatility, our investment team has maintained a relentless focus on our fundamental, bottom-up research process and has continued to discover compelling investment opportunities for our shareholders.

Major Market Themes

Turmoil in the credit markets, uncertainty surrounding the near-term outlook for the U.S. economy and a weaker corporate profit picture made for a volatile and difficult market environment over the past several months. While sentiment toward the end of the period improved and U.S. equity markets finished well above their mid-March lows, stocks were broadly lower over the six months ended April 30, 2008. The Russell 1000® Index declined 9.54%, the Russell 2000® Index was down 12.92% and the Morgan Stanley Capital International (MSCI) All Country World IndexSM gave up 9.47% during the period. Fixed-income markets proved to be volatile over the period with the Lehman Brothers Aggregate Bond Index up 4.08% and the Lehman Brothers High-Yield Bond Index lost 0.74% over the period.

Additional write-offs related to the loose lending practices over the previous 36 months, slowing consumer spending and a softening labor market, accompanied by record commodity prices and rising inflation expectations, weighed on investor sentiment during the period. Stocks reached their lows in mid-March amid fears that credit conditions could suffer another setback given a deteriorating liquidity position at investment bank Bear Stearns. Uncertain market conditions resulted in interest rates hitting five-year lows with the 10-Year Treasury Note touching 3.33%. Prior to that, periodic liquidity injections by the Federal Reserve (Fed) failed to alleviate the stress in the funding and credit markets. Financial markets stabilized somewhat after the Fed aggressively lowered the Federal Funds rate, expanded the collateral it would accept, allowed for broker/dealers to borrow directly from the Fed and played an instrumental role in JP Morgan Chase’s purchase of near-defunct Bear Stearns. All of these moves were vitally important toward stabilizing the financial system while allowing for the recovery process to continue. By the end, the Fed had lowered its target interest rate from 4.50% to 2.00% during the period.

Following the March lows, the equity market’s rally at the end of the six-month period can be attributed to the moves by the Fed and, in part, to improving sentiment as investors began to look ahead to a possible economic recovery. Nevertheless, concerns about elevated inflationary pressures, soft consumer spending, the weak housing market and the lingering possibility of more write-downs continued to weigh on the market.

Performance Notables

For the one-year period ended April 30, 2008, 77% of Janus’ retail funds ranked within Lipper’s top two quartiles, based upon total returns. The results were even stronger over longer time periods as 87% of our retail funds achieved first- or second-quartile Lipper rankings over three years and 86% ranked in Lipper’s top two quartiles over five years. Furthermore, 78.3% of our retail funds had a 4- or 5-star overall Morningstar Ratingtm as of April 30, 2008, well ahead of the 32.5% of funds for which Morningstar awards 4- or 5-stars in each category. (See complete Lipper rankings on page 3 and complete Morningstar Ratingstm on page 4).

Investment Team Update

We continue to enhance the breadth of our global stock coverage and work tirelessly to generate solid investment insights in an attempt to deliver superior investment performance. Our hands-on research approach is critical to our stock selection process. As such, the Janus equity research team traveled over 2.9 million miles in 2007 investigating potential stock and bond picks worldwide. This year, we plan to embark on a multi-year strategy to locate certain investment personnel closer to the companies that they research as an important first step in building out our global footprint from a research standpoint.

While our objective is to develop a research edge and invest with conviction in our funds, we seek to do so in a disciplined and thoughtful way by clearly understanding and managing risk in our portfolios. Dan Scherman, Director of Risk and Trading, works continually with our investment management

Janus Growth Funds  April 30, 2008  1

Continued

team to ensure that portfolio risks are intentional and calculated. We believe this analysis is both timely and critical as we navigate today’s challenging markets.

Conclusion

As we look back over the past six months, we are relieved that signs of stabilization appeared in the financial markets as the period came to a close. However, we recognize that there are still significant challenges ahead. Increasing risk aversion has resulted in a significant contraction of credit availability for both consumers and corporations. The tightening of credit, along with declining real estate prices, rising energy prices and a climbing unemployment rate may all create significant economic headwinds in the near future. While unsettling, we believe this is a natural and necessary process of recovery from the excessive risk-taking and loose lending standards that developed over the previous several years in many areas of the credit markets. We feel that the environment will improve as the healing process progresses.

So, as we look ahead, we are paying very close attention to the outlook for the global economy, with a keen focus on slowing growth in the United States and the growth rates of the emerging economies around the globe. As these emerging economies become more prosperous, they may be able to move from economies based exclusively on exports fueling their growth to more balanced models emphasizing both exports and internal consumption of the goods they produce. Over a longer period of time, we believe this creates more stability in the global economy. We are also watching rising energy and commodity prices and their impact on inflationary expectations and the absolute level of interest rates. In addition to interest rates, we are focused on the outlook for the housing market and the implications of changes in home prices on the underlying health of the financial system, believing that the recapitalization of the banking and brokerage sectors is a vitally important element of the healing process.

While market volatility is undoubtedly challenging, it can also create an environment that can result in incredibly compelling investment opportunities. Our top priority is to remain committed to our process of in-depth fundamental research, which has been at the core of our investment process since Janus’ inception in 1969. With this singular focus we strive to deliver consistent long-term results for our shareholders.

Thank you for your continued investment in Janus funds.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

2  Janus Growth Funds  April 30, 2008

Lipper Rankings (unaudited)

		Lipper Rankings – Based on total returns as of 4/30/08

		ONE YEAR		THREE YEAR		FIVE YEAR		TEN YEAR		SINCE INCEPTION		SINCE PM INCEPTION
		PERCENTILE	RANK/	PERCENTILE	RANK/	PERCENTILE	RANK/	PERCENTILE	RANK/	PERCENTILE	RANK/	PERCENTILE	RANK/
	LIPPER CATEGORY	RANK (%)	TOTAL FUNDS	RANK (%)	TOTAL FUNDS	RANK (%)	TOTAL FUNDS	RANK (%)	TOTAL FUNDS	RANK (%)	TOTAL FUNDS	RANK (%)	TOTAL FUNDS

Janus Investment Fund (Inception Date)
Janus Fund (2/70)	Large-Cap Growth Funds	58	429/748	26	162/634	39	203/528	43	107/250	11	2/18	32	246/776

Janus Enterprise Fund(1)(9/92)	Mid-Cap Growth Funds	9	50/604	6	27/503	6	21/414	34	60/179	26	12/46	3	13/623

Janus Orion Fund (6/00)	Multi-Cap Growth Funds	2	10/513	2	5/396	1	1/329	N/A	N/A	17	35/212	3	16/558

Janus Research Fund(1) (5/93)	Large-Cap Growth Funds	19	141/748	4	24/634	3	14/528	3	7/250	3	2/79	2	9/678

Janus Triton Fund(1)(2/05)	Small-Cap Growth Funds	8	42/598	5	24/481	N/A	N/A	N/A	N/A	2	6/471	3	15/542

Janus Twenty Fund* (4/85)	Large-Cap Growth Funds	1	1/748	1	1/634	1	1/528	2	4/250	3	1/36	1	1/807

Janus Venture Fund* (4/85)	Small-Cap Growth Funds	69	410/598	32	150/481	9	35/395	24	44/187	9	1/11	23	69/308

Janus Global Life Sciences Fund (12/98)	Health/Biotechnology Funds	4	7/195	17	25/153	13	18/141	N/A	N/A	13	6/47	4	7/195

Janus Global Technology Fund (12/98)	Science & Technology Funds	23	60/264	16	38/241	29	63/219	N/A	N/A	19	14/74	18	45/250

Janus Balanced Fund(1) (9/92)	Mixed-Asset Target Allocation Moderate Funds	2	7/451	1	3/349	24	55/232	6	7/136	4	1/29	1	3/349

Janus Contrarian Fund (2/00)	Multi-Cap Core Funds	12	98/863	1	1/680	1	1/498	N/A	N/A	5	12/294	5	12/294

Janus Fundamental Equity Fund(1) (6/96)	Large-Cap Core Funds	25	201/822	4	26/684	6	34/575	1	3/299	1	1/207	26	217/848

Janus Growth and Income Fund(1) (5/91)	Large-Cap Core Funds	30	245/822	21	140/684	29	163/575	8	22/299	6	4/74	21	173/848

INTECH Risk-Managed Stock Fund (2/03)	Multi-Cap Core Funds	63	540/863	64	433/680	31	150/498	N/A	N/A	35	172/497	35	172/497

Janus Mid Cap Value Fund – Inv(1)(2) (8/98)	Mid-Cap Value Funds	6	17/332	13	34/264	17	34/204	N/A	N/A	2	1/66	2	1/66

Janus Small Cap Value Fund – Inv*(2) (10/87)	Small-Cap Core Funds	11	84/796	30	191/638	44	214/493	14	25/190	12	15/130	12	15/130

Janus Flexible Bond Fund(1) (7/87)	Intermediate Investment Grade Debt Funds	11	57/559	9	39/473	15	59/403	36	70/194	14	3/22	11	60/563

Janus High-Yield Fund(1) (12/95)	High Current Yield Funds	59	270/458	49	185/383	71	235/333	22	35/163	5	4/97	46	161/349

Janus Short-Term Bond Fund(1) (9/92)	Short Investment Grade Debt Funds	28	72/262	28	58/211	22	35/160	33	28/84	32	8/24	31	79/262

Janus Global Opportunities Fund(1) (6/01)	Global Funds	73	320/443	95	330/349	65	173/267	N/A	N/A	29	60/207	29	60/207

Janus Global Research Fund(1)(2/05)	Multi-Cap Growth Funds	4	15/443	3	10/349	N/A	N/A	N/A	N/A	4	10/324	4	10/324

Janus Overseas Fund*(1) (5/94)	International Funds	1	7/1122	1	1/821	1	1/682	3	7/331	1	1/110	1	1/685

Janus Worldwide Fund(1) (5/91)	Global Funds	73	321/443	78	271/349	96	255/267	82	100/122	36	6/16	80	238/299

Janus Smart Portfolio – Growth (12/05)	Mixed-Asset Target Allocation Growth Funds	3	14/669	N/A	N/A	N/A	N/A	N/A	N/A	2	10/582	2	10/582

Janus Smart Portfolio – Moderate (12/05)	Mixed-Asset Target Allocation Moderate Funds	1	3/451	N/A	N/A	N/A	N/A	N/A	N/A	2	7/383	2	7/383

Janus Smart Portfolio – Conservative (12/05)	Mixed-Asset Target Allocation Conservative Funds	3	9/429	N/A	N/A	N/A	N/A	N/A	N/A	2	6/339	2	6/339

(1)	The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

(2)	Rating is for the Investor Share class only; other classes may have different performance characteristics.

*	Closed to new investors.

Past performance is no guarantee of future results. Call 1-800-525-3713 or visit janus.com for current month end performance.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus Growth Funds  April 30, 2008  3

Morningstar Ratingstm (unaudited)

		Morningstar Ratingstm based on
		total returns as of 4/30/08

		OVERALL RATING(1)		THREE-YEAR RATING		FIVE-YEAR RATING		TEN-YEAR RATING
	CATEGORY	STARS	# OF FUNDS	STARS	# OF FUNDS	STARS	# OF FUNDS	STARS	# OF FUNDS

Janus Investment Fund

Janus Fund	Large Growth Funds	***	1458	****	1458	***	1205	***	566

Janus Enterprise Fund	Mid-Cap Growth Funds	****	828	*****	828	*****	694	***	311

Janus Orion Fund	Mid-Cap Growth Funds	*****	828	*****	828	*****	694	N/A	311

Janus Research Fund	Large Growth Funds	*****	1458	*****	1458	*****	1205	****	566

Janus Triton Fund	Small Growth Funds	*****	688	*****	688	N/A	560	N/A	270

Janus Twenty Fund(2)	Large Growth Funds	*****	1458	*****	1458	*****	1205	*****	566

Janus Venture Fund(2)	Small Growth Funds	***	688	***	688	****	560	***	270

Janus Global Life Sciences Fund	Specialty-Health Funds	****	183	****	183	****	166	N/A	54

Janus Global Technology Fund	Specialty-Technology Funds	****	264	****	264	****	235	N/A	69

Janus Balanced Fund	Moderate Allocation Funds	*****	937	*****	937	****	717	*****	422

Janus Contrarian Fund	Large Blend Funds	*****	1695	*****	1695	*****	1316	N/A	630

Janus Fundamental Equity Fund	Large Blend Funds	*****	1695	*****	1695	****	1316	*****	630

Janus Growth and Income Fund	Large Growth Funds	****	1458	***	1458	***	1205	*****	566

INTECH Risk-Managed Stock Fund	Large Blend Funds	****	1695	***	1695	****	1316	N/A	630

Janus Mid Cap Value Fund — Institutional Shares(2)	Mid-Cap Value Funds	*****	301	*****	301	*****	217	N/A	66

Janus Mid Cap Value Fund — Investor Shares	Mid-Cap Value Funds	*****	301	*****	301	*****	217	N/A	66

Janus Small Cap Value Fund — Institutional Shares(2)	Small Value Funds	****	338	****	338	****	267	****	102

Janus Small Cap Value Fund — Investor Shares(2)	Small Value Funds	****	338	****	338	***	267	****	102

Janus Flexible Bond Fund	Intermediate-Term Bond Funds	****	984	****	984	****	832	***	439

Janus High-Yield Fund	High Yield Bond Funds	***	470	***	470	**	402	****	210

Janus Short-Term Bond Fund	Short-Term Bond Funds	****	388	****	388	****	290	***	165

Janus Global Opportunities Fund	World Stock Funds	**	463	*	463	**	390	N/A	201

Janus Global Research Fund	World Stock Funds	*****	463	*****	463	N/A	390	N/A	201

Janus Overseas Fund(2)	Foreign Large Growth Funds	*****	184	*****	184	*****	158	****	75

Janus Worldwide Fund	World Stock Funds	**	463	**	463	*	390	***	201

Janus Smart Portfolio — Growth	Moderate Allocation Funds	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Janus Smart Portfolio — Moderate	Moderate Allocation Funds	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Janus Smart Portfolio — Conservative	Conservative Allocation Funds	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Percent of funds rated 4 or 5 stars		78.3%		73.9%		71.4%		57.1%

(1)	The Overall Morningstar RatingTM is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar RatingTM metrics.

(2)	Closed to new investors.

Data presented reflects past performance, which is no guarantee of future results.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variation in the distribution percentages.)

© 2008 Morningstar, Inc. All Rights Reserved.

4  Janus Growth Funds  April 30, 2008

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was April 30, 2008. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from November 1, 2007 to April 30, 2008.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive Janus Triton Fund’s total operating expenses, excluding brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least March 1, 2009. Expenses in the example reflect application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Growth Funds  April 30, 2008  5

Janus Fund (unaudited)	Ticker: JANSX

Fund Snapshot
This fund invests primarily in common stocks of larger, more established companies singled out for their growth potential. In addition, we focus on companies that exhibit “smart growth” meaning we place greater emphasis on sustainable and repeatable growth than the pace at which the company grows.

Jonathan Coleman
lead co-portfolio
manager

Daniel Riff
co-portfolio
manager

Performance Overview

For the six-month period ended April 30, 2008, Janus Fund returned (9.20)%, outperforming its primary benchmark, the Russell 1000® Growth Index, which returned (9.28)%. The Fund also outperformed its secondary benchmark, the S&P 500® Index, which returned (9.64)%.

Economic Summary

Turmoil in the credit markets, uncertainty surrounding the near-term outlook for the U.S. economy and a weaker corporate profit picture made for a volatile and difficult market environment over the past several months. While sentiment toward the end of the period improved and U.S. equity markets finished well above the mid-March lows, stocks were broadly lower during the six-month period ended April 30, 2008.

Additional subprime-related write-offs, slowing consumer spending and a softening labor market, accompanied by record commodity prices and rising inflation expectations, weighed on investor sentiment during the period. Stocks reached their lows in mid-March amid fears that credit conditions could suffer another setback given a deteriorating liquidity position at investment bank Bear Stearns. Prior to that, periodic liquidity injections by the Federal Reserve (Fed) failed to alleviate the stress in the credit markets. Financial markets stabilized somewhat after the Fed aggressively lowered the Federal Funds rate, expanded the collateral it would accept and played an instrumental role in JP Morgan Chase’s purchase of Bear Stearns. In the end, the Fed lowered its target interest rate from 4.50% to 2.00% during the period.

Overall, mid-cap stocks performed better than large- and small-cap stocks, while growth outperformed value stocks. For the broad market all sectors declined with the exception of energy, which turned in a gain for the six-month period amid record crude oil prices. Meanwhile, financials were the worst performing group, suffering from turmoil in the credit markets and larger-than-expected subprime-related write-downs. Information technology was also among the weakest performers while defensive sectors, like consumer staples, posted small declines. Following the March lows, the equity market’s rally at the end of the period can be attributed in part to improving sentiment as investors began to look ahead to a possible economic recovery. Nevertheless, concerns about elevated inflationary pressures, soft consumer spending, the weak housing market and the lingering possibility of more write-downs continued to weigh on the market.

Under certain circumstances and market conditions, we may initiate positions in put and call options in order to mitigate the risks and potentially enhance the performance of the portfolio. The volatility in the U.S. equity markets over the past six months provided us with such an opportunity. During the period, we initiated positions in paired option strategies, which encompassed the simultaneous buying and selling of out-of-the-money put and call options on an underlying stock in an attempt to generate some income for the Fund. We used this strategy on a few of our holdings where we would be willing to buy more stock at the put exercise price and sell the shares at the call exercise price. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Fund.)

Energy and Materials Holdings Aided Performance

Looking more closely at the Fund, sectors that contributed to performance included energy and materials.

In the energy sector integrated oil company Hess was a top performer for the Fund. We added to the position during the period based on what we believe is an impressive number of attractive opportunities around the globe that the company has in its pipeline. We believe the price of the stock does not fully reflect the upside potential of these projects.

Within materials, our agricultural holdings continued to do well. German-based K+S A.G., a leading supplier of specialty fertilizers and plant care, benefited from price increases for its main product, potash. We believe the company is positioned to benefit more than its peers in this environment of rising commodity prices.

Another strong agricultural holding was Syngenta A.G., a Swiss-based leader in crop protection, which has been supported by higher commodity prices for corn and soybeans. Syngenta’s business has been experiencing

6  Janus Growth Funds  April 30, 2008

(unaudited)

improving fundamentals in the Brazilian market as more acreage is planted.

Holdings in Information Technology, Financials and Health Care Detracted from Performance

Our holdings in the information technology, financials and health care sectors held back performance during the period. Information technology (IT) holding Microsoft was the largest detractor during the period. The software maker posted solid quarterly earnings during the period, but the stock declined amid concerns over the company’s bid for Yahoo!. We held the stock during the period given Microsoft’s dominant position in its Office suite, which continues to be a low-cost, high-productivity tool for businesses. We also believe its gaming division has unrecognized potential. Having said that, we were disappointed in Microsoft’s bid for Yahoo! and as a result trimmed the position later in the period. Although we were underweight in the IT sector versus the benchmark, we are looking to increase our exposure.

As mentioned, holdings in the health care sector also hindered performance during the period. Health maintenance organization (HMO) UnitedHealth Group declined in sympathy with other HMO stocks late in the period after a competitor cut its profit forecast due to poor pricing that resulted in higher loss ratios. UnitedHealth later noted that Medicare volume could be lower than expected, which also weighed on the stock. We established and continued to add to the stock during the period, as we believe the core business is performing in line with expectations.

Another detractor in the health care sector was Coventry Health Care. This HMO gave up ground during the period after downwardly revising its profit forecast for the current year, citing higher-than-expected flu treatment-related costs. We trimmed the position slightly, but continued to hold the stock given that the company has been gaining share and generating excess cash.

Home mortgage provider Fannie Mae lost ground after it announced non-cash charges related to adjusting the value of the mortgage loans in its retained portfolio to current market prices due to Generally Accepted Accounting Principals (GAAP) accounting regulations. Given the ongoing risk of mortgage defaults and Fannie Mae’s accounting restrictions, we chose to exit the position.

At the end of the period the Fund was overweight in the consumer staples and materials sectors as compared to the primary benchmark, while underweight in the health care, industrials and information technology sectors. During the period we reduced our weighting in the financials and industrials sectors and increased the weighting in consumer staples.

Other Changes to the Fund

We added some new stocks to the Fund during the period. For example, we purchased Forest Laboratories, which markets key depression and hypertension drugs. We believe the major catalysts to the investment are a replenished pipeline, accelerating earnings and rising free cash flow growth.

We took profits in other names such as metal fabricator Precision Castparts, given our concerns over the slowdown in the airline cycle and the delay of the Boeing 787. We exited the Boeing position for similar reasons. Additionally, we harvested gains in other economically sensitive holdings, trimming names like Sony, transportation services company C.H. Robinson Worldwide, Staples and Nordstrom.

Outlook

Looking ahead, we will be paying close attention to the employment picture, the availability of credit and U.S. consumer confidence, among other things. Should the labor market continue to soften amid continued weakness in the housing market, further slowing in consumer spending is likely. While the government stimulus checks could provide a temporary boost, the current de-leveraging of the U.S. economy could take time to complete, possibly lessening the potential for a sharp rebound in economic activity. Inflation remains a concern for the markets as well, given record commodity prices and its recent elevated level. Although inflation is generally a lagging indicator and should ease with slowing economic growth, it deserves attention given its negative impact and the notion that inflation may limit the Fed’s options to further stimulate economic growth.

Although export growth has been strong, helping to offset domestic weakness, and corporate balance sheets are generally healthy, something that has provided support for equity prices, markets are likely to tread cautiously. Nevertheless, we remain committed to our fundamental investment approach in our effort to find opportunities that we believe represent an attractive risk/reward profile. As always, we will continue to emphasize bottom-up company analysis as our primary tool in our quest to add value for shareholders.

Manager Change

The Fund’s previous manager, David Corkins, retired from Janus as of November 1, 2007 and I assumed lead portfolio management responsibilities. I also serve as Co-Chief Investment Officer of Janus Capital Management LLC and

Janus Growth Funds  April 30, 2008  7

Janus Fund (unaudited)

am a 13-year Janus veteran. I am joined by Dan Riff, co-portfolio manager. Similar to David, we invest in large-cap companies that we believe have solid business models, strong cash flows, and high returns on invested capital. Therefore, you should not expect significant changes to the management of the Fund.

Thank you for your investment in Janus Fund.

Janus Fund At A Glance

5 Top Performers – Holdings

Contribution

Hess Corp.	1.21%
K+S A.G.	1.01%
Syngenta A.G.	0.33%
Corning, Inc.	0.24%
C. H. Robinson Worldwide, Inc.	0.20%

5 Bottom Performers – Holdings

Contribution

Microsoft Corp.	(0.79)%
UnitedHealth Group, Inc.	(0.73)%
Merck & Company, Inc.	(0.60)%
Coventry Health Care, Inc.	(0.53)%
Fannie Mae	(0.47)%

5 Top Performers – Sectors

		Fund Weighting	Russell 1000®
	Fund Contribution	(% of Net Assets)	Growth Index Weighting

Energy	1.39%	7.29%	8.83%
Materials	1.34%	7.50%	3.56%
Telecommunication Services	(0.14)%	2.50%	0.68%
Consumer Staples	(0.29)%	13.00%	10.68%
Utilities	(0.55)%	3.72%	1.44%

5 Bottom Performers – Sectors

		Fund Weighting	Russell 1000®
	Fund Contribution	(% of Net Assets)	Growth Index Weighting

Information Technology	(3.46)%	24.07%	27.36%
Financials	(2.36)%	8.44%	6.86%
Health Care	(2.32)%	12.81%	16.02%
Consumer Discretionary	(1.26)%	9.72%	11.43%
Industrials	(1.24)%	10.96%	13.13%

8  Janus Growth Funds  April 30, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of April 30, 2008

CVS/Caremark Corp. Retail – Drug Store	4.3%
Hess Corp. Oil Companies – Integrated	4.1%
InBev N.V. Brewery	4.0%
Cisco Systems, Inc. Networking Products	3.4%
Exxon Mobil Corp. Oil Companies – Integrated	2.9%

18.7%

Asset Allocation – (% of Net Assets)
As of April 30, 2008

Emerging markets comprised 4.0% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of April 30, 2008

As of October 31, 2007

Janus Growth Funds  April 30, 2008  9

Janus Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2008						Expense Ratio – for the fiscal year ended October 31, 2007
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Fund	(9.20)%	0.77%	9.73%	3.16%	13.47%	0.88%

Russell 1000® Growth Index	(9.28)%	(0.23)%	9.52%	1.66%	N/A**

S&P 500® Index	(9.64)%	(4.68)%	10.62%	3.89%	11.05%

Lipper Quartile	–	3rd	2nd	2nd	1st

Lipper Ranking – based on total return for Large-Cap Growth Funds	–	429/748	203/528	107/250	2/18

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period.)
The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com for more information about risks, portfolio holdings and other details.

Funds that invest in Real Estate Investment Trusts (REITs) may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity and interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – February 5, 1970

**	Since inception return is not shown for the index because the index’s inception date differs significantly from the Fund’s inception date.

10  Janus Growth Funds  April 30, 2008

(unaudited)

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(11/1/07)	(4/30/08)	(11/1/07-4/30/08)†

Actual	$1,000.00	$908.00	$4.13

Hypothetical (5% return before expenses)	$1,000.00	$1,020.54	$4.37

†	Expenses are equal to the annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Janus Growth Funds  April 30, 2008  11

Janus Fund

Schedule of Investments (unaudited)

As of April 30, 2008

Shares/Principal/Contract Amounts		Value

Common Stock – 96.1%
Aerospace and Defense – 2.4%
4,755,770	Embraer-Empresa Brasileira Aeronautica S.A. (ADR)#	$198,220,493
727,440	Lockheed Martin Corp.	77,137,738
		275,358,231
Agricultural Chemicals – 2.5%
1,298,460	Monsanto Co.	148,050,409
462,914	Syngenta A.G.	137,130,929
		285,181,338
Applications Software – 2.7%
10,810,245	Microsoft Corp.	308,308,187
Audio and Video Products – 0.7%
1,745,020	Sony Corp.**	80,002,872
Automotive – Cars and Light Trucks – 0.8%
1,700,856	BMW A.G**,#	93,094,770
Brewery – 4.0%
5,551,545	InBev N.V.**,#	457,283,203
Casino Hotels – 1.3%
10,242,456	Crown, Ltd.	105,682,560
489,506	Las Vegas Sands Corp.*	37,310,147
		142,992,707
Cellular Telecommunications – 0.5%
936,690	America Movil S.A. de C.V. Series L (ADR)	54,290,552
Chemicals – Diversified – 2.7%
1,384,446	Bayer A.G.**,#	117,710,956
456,860	K+S A.G.**	189,342,617
		307,053,573
Commercial Services – Finance – 1.6%
2,090,696	Automatic Data Processing, Inc.	92,408,763
3,761,960	Western Union Co.	86,525,080
		178,933,843
Computers – 5.7%
993,376	Apple, Inc.*	172,797,755
2,295,205	Dell, Inc.*	42,759,669
4,410,745	Hewlett-Packard Co.**	204,438,031
1,905,745	Research In Motion, Ltd. (U.S. Shares)*	231,795,765
		651,791,220
Cosmetics and Toiletries – 1.5%
1,293,688	Avon Products, Inc.	50,479,706
90,885	Colgate-Palmolive Co.	6,425,570
1,673,860	Procter & Gamble Co.	112,232,312
		169,137,588
Diversified Operations – 4.4%
11,658,000	China Merchants Holdings International Company, Ltd.	59,500,275
1,677,750	Danaher Corp.#	130,898,055
1,926,105	Ingersoll-Rand Co. – Class A	85,480,540
1,897,486	Siemens A.G.**	224,842,822
		500,721,692
Electric – Generation – 2.2%
14,242,830	AES Corp.*	247,255,529
Electric Products – Miscellaneous – 1.9%
2,800,637	Emerson Electric Co.	146,361,290
4,205,000	Sharp Corp.**	71,244,791
		217,606,081
Electronic Components – Semiconductors – 0.6%
2,257,439	Texas Instruments, Inc.	65,826,921
Electronic Measuring Instruments – 0.6%
266,800	Keyence Corp.**	68,309,166
Enterprise Software/Services – 1.6%
8,526,760	Oracle Corp.*	177,782,946
Entertainment Software – 1.0%
2,243,806	Electronic Arts, Inc.*	115,488,695
Finance – Investment Bankers/Brokers – 3.3%
543,410	Goldman Sachs Group, Inc.	103,992,372
3,719,080	JP Morgan Chase & Co.	177,214,162
5,163,500	Nomura Holdings, Inc.**	89,916,442
		371,122,976
Finance – Other Services – 0.9%
223,252	CME Group, Inc.#	102,126,627
Food – Retail – 1.2%
15,834,659	Tesco PLC**	133,824,228
Forestry – 1.5%
2,645,202	Weyerhaeuser Co.	168,975,504
Independent Power Producer – 1.4%
3,701,087	NRG Energy, Inc.*,#	162,662,774
Industrial Gases – 0.6%
789,175	Praxair, Inc.	72,059,569
Investment Management and Advisory Services – 0.8%
1,523,085	T. Rowe Price Group, Inc.#	89,191,858
Medical – Biomedical and Genetic – 3.4%
3,583,111	Celgene Corp.*	222,654,517
1,737,153	Genentech, Inc.*,#	118,473,835
719,530	Genzyme Corp.*	50,618,936
		391,747,288
Medical – Drugs – 3.5%
1,704,812	Forest Laboratories, Inc.*	59,174,025
4,071,725	Merck & Company, Inc.	154,888,419
1,094,947	Roche Holding A.G.	182,373,915
		396,436,359
Medical – HMO – 3.4%
4,054,585	Coventry Health Care, Inc.*	181,361,587
6,366,630	UnitedHealth Group, Inc.	207,743,137
		389,104,724
Multimedia – 1.0%
6,565,720	News Corporation, Inc. – Class A	117,526,388
Networking Products – 3.4%
15,173,480	Cisco Systems, Inc.*,**	389,048,027
Oil Companies – Exploration and Production – 1.2%
1,629,915	Occidental Petroleum Corp.	135,625,227
Oil Companies – Integrated – 7.7%
3,532,635	Exxon Mobil Corp.	328,782,340
4,396,782	Hess Corp.**	466,938,249
641,560	Petroleo Brasileiro S.A. (ADR)**	77,898,215
		873,618,804

See Notes to Schedules of Investments and Financial Statements.

12  Janus Growth Funds  April 30, 2008

Schedule of Investments (unaudited)

As of April 30, 2008

Shares/Principal/Contract Amounts		Value

Reinsurance – 1.5%
39,376	Berkshire Hathaway, Inc. – Class B*	$175,498,832
REIT – Warehouse and Industrial – 0.3%
538,075	ProLogis	33,688,876
Retail – Apparel and Shoe – 0.8%
2,673,165	Nordstrom, Inc.#	94,255,798
Retail – Drug Store – 4.3%
11,968,974	CVS/Caremark Corp.	483,187,480
Retail – Office Supplies – 0.7%
3,773,062	Staples, Inc.	81,875,445
Retail – Restaurants – 0.7%
1,392,095	McDonald’s Corp.	82,941,020
Semiconductor Components/Integrated Circuits – 2.7%
2,654,895	Cypress Semiconductor Corp.*	74,655,647
8,456,890	Marvell Technology Group, Ltd.*	109,516,726
55,255,115	Taiwan Semiconductor Manufacturing Company, Ltd.	120,418,384
		304,590,757
Semiconductor Equipment – 1.5%
3,958,010	KLA-Tencor Corp.#	172,885,877
Telecommunication Equipment – Fiber Optics – 2.5%
10,453,425	Corning, Inc.	279,210,982
Therapeutics – 0.5%
1,101,905	Gilead Sciences, Inc.*	57,034,603
Tobacco – 1.9%
4,128,620	Altria Group, Inc.	82,572,400
2,527,120	Philip Morris International, Inc.*	128,958,934
		211,531,334
Toys – 0.2%
1,140,550	Mattel, Inc.	21,385,313
Transportation – Railroad – 0.4%
916,875	Canadian National Railway Co. (U.S. Shares)#	48,035,081
Transportation – Services – 2.1%
1,259,100	C.H. Robinson Worldwide, Inc.	78,920,388
2,214,380	United Parcel Service, Inc. – Class B	160,343,256
		239,263,644
Web Portals/Internet Service Providers – 2.2%
430,445	Google, Inc. – Class A*	247,200,259
Wireless Equipment – 1.8%
5,173,180	Crown Castle International Corp.*	200,978,043

Total Common Stock (cost $9,583,519,621)		10,923,052,811

Corporate Bonds – 0.4%
Electric – Integrated – 0.4%
$13,550,000	Energy Future Holdings, 10.875% due 11/1/17 (144A)	$14,430,750
23,170,000	Texas Competitive Electric Holdings Company LLC, 10.25% due 11/1/15 (144A)	24,154,725
		38,585,475

Total Corporate Bonds (cost $36,846,942)		38,585,475

Purchased Options – Puts – 0.1%
21,983	Hess Corp. expires January 2009 exercise price $80.00	10,755,402
3,207	Petroleo Brasileiro S.A. (ADR) expires January 2009 exercise price $100.00	2,969,041

Total Purchased Options (premiums paid $15,859,780)		13,724,443

Money Markets – 3.9%
180,867,209	Janus Institutional Cash Management Fund – Institutional Shares, 2.82%	180,867,209
259,579,562	Janus Institutional Money Market Fund – Institutional Shares, 2.74%	259,579,562

Total Money Markets (cost $440,446,771)		440,446,771

Other Securities – 5.7%
77,070,675	Allianz Dresdner Daily Asset Fund†	77,070,675
141,495,680	Repurchase Agreements†	141,495,680
432,408,046	Time Deposits†	432,408,016

Total Other Securities (cost $650,974,371)		650,974,371

Total Investments (total cost $10,727,647,485) – 106.2%		12,066,783,871

Liabilities, net of Cash, Receivables and Other Assets – (6.2)%		(702,167,720)

Net Assets – 100%		$11,364,616,151

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$105,682,560	0.9%
Belgium	457,283,203	3.8%
Bermuda	194,997,266	1.6%
Brazil	279,087,750	2.3%
Canada	279,830,846	2.3%
Germany	624,991,164	5.2%
Hong Kong	59,500,275	0.5%
Japan	309,473,272	2.6%
Mexico	54,290,552	0.5%
Switzerland	319,504,844	2.6%
Taiwan	120,418,384	1.0%
United Kingdom	133,824,229	1.1%
United States††	9,127,899,526	75.6%

Total	$12,066,783,871	100.0%

††	Includes Short-Term Securities and Other Securities (66.6% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value in U.S. $	Gain/(Loss)

British Pound 5/14/08	20,600,000	$40,929,123	714,908
Euro 10/16/08	8,500,000	13,163,582	152,688
Euro 10/23/08	329,000,000	510,723,569	(1,555,909)
Euro 11/12/08	167,000,000	258,296,763	(286,773)
Japanese Yen 10/16/08	3,000,000,000	29,120,133	815,505

Total		$852,233,170	$(159,581)

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds  April 30, 2008  13

Janus Fund

Schedule of Investments (unaudited)

As of April 30, 2008

Schedule of Written Options – Calls	Value

Cisco Systems, Inc. expires January 2009 35,221 contracts exercise price $30.00	$(4,201,161)
Hess Corp. expires January 2009 21,983 contracts exercise price $150.00	(9,326,947)
Hewlett-Packard Co. expires January 2009 22,619 contracts exercise price $55.00	(3,619,040)
Petroleo Brasileiro S.A. (ADR) expires January 2009 3,207 contracts exercise price $165.00	(1,603,436)

Total Written Options – Calls
(Premiums received $21,007,260)	$(18,750,584)

Schedule of Written Options – Puts
Cisco Systems, Inc. expires January 2009 35,950 contracts exercise price $18.50	$(1,853,222)
Hewlett-Packard Co. expires January 2009 22,619 contracts exercise price $35.00	(2,261,900)

Total Written Options – Puts
(Premiums received $6,222,410)	$(4,115,122)

See Notes to Schedules of Investments and Financial Statements.

14  Janus Growth Funds  April 30, 2008

Janus Enterprise Fund (unaudited)	Ticker: JAENX

Fund Snapshot
This fund invests in medium-sized companies that have grown large enough to be well established but are small enough to still have room to grow.

Brian Demain
portfolio manager

Performance Overview

During the six months ended April 30, 2008, Janus Enterprise Fund returned (3.54)%. Meanwhile, the Fund’s primary benchmark, the Russell Midcap® Growth Index, returned (8.44)%. The Fund’s secondary benchmark, the S&P MidCap 400 Index, returned (6.95)% for the same time period.

Economic Overview

Turmoil in the credit markets, uncertainty surrounding the near-term outlook for the U.S. economy and a weaker corporate profit picture made for a volatile and difficult market environment over the past several months. While sentiment toward the end of the period improved and U.S. equity markets finished well above the mid-March lows, stocks were broadly lower during the six-month period ended April 30, 2008.

Additional subprime-related write-offs, slowing consumer spending and a softening labor market, accompanied by record commodity prices and rising inflation expectations, weighed on investor sentiment during the period. Stocks reached their lows in mid-March amid fears that credit conditions could suffer another setback given a deteriorating liquidity position at investment bank Bear Stearns. Prior to that, periodic liquidity injections by the Federal Reserve (Fed) failed to alleviate the stress in the credit markets. Financial markets stabilized somewhat after the Fed aggressively lowered the Federal Funds rate, expanded the collateral it would accept and played an instrumental role in JP Morgan Chase’s purchase of Bear Stearns. In the end, the Fed lowered its target interest rate from 4.50% to 2.00% during the period.

Overall, mid-cap stocks performed better than large- and small-cap stocks, while growth outperformed value stocks. All sectors declined with the exception of energy, which turned in a gain for the six-month period amid record crude oil prices. Meanwhile, financials were the worst performing group, suffering from turmoil in the credit markets and larger-than-expected subprime-related write-downs. Information technology was also among the weakest performers while defensive sectors, like consumer staples, posted small declines. Following the March lows, the equity market’s rally at the end of the period can be attributed in part to improving sentiment as investors began to look ahead to a possible economic recovery. Nevertheless, concerns about elevated inflationary pressures, soft consumer spending, the weak housing market and the lingering possibility of more write-downs continued to weigh on the market.

Energy and Materials Stocks Aided Performance

The largest contributors to the Fund were energy holding EOG Resources and materials holding Potash Corporation of Saskatchewan. EOG announced new discoveries and upped its production guidance during the period. While I believe the company should continue to benefit from rising natural gas prices and the likelihood that the new finds will be accretive to results, I trimmed the holding to accurately reflect our view of the company’s risk/reward profile.

Potash Corporation has the world’s largest excess supply of potash, an ingredient in agricultural fertilizer. Potash-based fertilizer has improved agriculture efficiency and has seen higher demand in the agricultural sector along with increasing demands on the world’s arable land. Additionally, the company has benefited from pricing power, as the end user is generally insensitive to increases in potash prices. With the market for potash tight and the company’s sales fully booked for the first half of 2008, I remain optimistic about the growth prospects at this company but exited the position to appropriately reflect my view of the current risk/reward profile. I added to my position in German potash producer K+S A.G. and established a position in American potash producer Intrepid Potash during the period.

Select Information Technology and Consumer Discretionary Stocks Weighed on Results

Data center and information technology (IT) services provider SAVVIS suffered during the period as the company lowered guidance, adding to a series of mismanaged investor expectations. Additional concerns that increasing supply in the industry will hamper further growth prospects, as well as concern that IT spending could be reduced in an economic slowdown, hindered the stock’s performance. Longer term, I believe SAVVIS is well positioned to take advantage of increased out-sourcing of non-core IT infrastructure. In addition, this business has historically benefited from pricing power and high incremental margins. I added to the position as I believe the company represents a predictable, recurring-revenue, low-churn business with little economic

Janus Growth Funds  April 30, 2008  15

Janus Enterprise Fund (unaudited)

sensitivity that will likely benefit from pricing power and a strong secular backdrop.

Within the consumer discretionary sector, long-time holding Lamar Advertising suffered in the period as management gave weaker-than-expected revenue guidance on their quarterly call. A slowing economy and concerns about advertising revenue also weighed on the stock price. I continue to believe in the stability and predictability of Lamar’s business. Additionally, I do not believe the stock price at the end of the period reflected the growth prospects associated with transitioning a portion of the advertising business from traditional to digital billboards. I believe the market overreacted to management’s candor and that growth prospects from digital billboards are not adequately reflected in the stock’s valuation. The company continued to generate free cash flow and return of capital to shareholders. Given what I believe to be strong underlying fundamentals, predictability and potential for future growth, I added to the position on the weakness.

Outlook

The U.S. economy has severely decelerated as a function of limited credit availability and the fallout from the housing bubble. This deceleration has been countered with actions by the Fed and Federal government. While we may escape a formal recession, we could see modest economic growth for the next several quarters and perhaps into the beginning of 2009.

Many financial institutions are facing capital shortages that force them to de-lever and rebuild their equity base rather than help create credit for the broader economy. This is impacting small business expansion, which is having secondary impacts on consumers and large corporations. Mortgage rates are elevated, credit cards are slightly harder to get and consumer confidence, as a result, is near a 28-year low.

Housing starts, which peaked at 2.3 million in January 2006, declined to 950,000 as of December 2007. While 950,000 is unsustainably low over the long term, given the housing inventory overhang, we could expect that level to sustain for some time. Residential fixed investment is approximately 5% of Gross Domestic Product (GDP), and absorbing the impact of a 60% drop in housing starts creates a real headwind for 2008.

The Fed and Federal government have both responded aggressively, with rate cuts and stimulus packages, respectively. While the rapid stimulus may encourage moral hazard in the long run, in the coming quarters it should provide a counterbalance to the limited credit availability and housing headwinds. Monetary easing and the bailout of Bear Stearns could have stabilized the credit markets. The stimulus checks sent out by the Federal government could help aid consumption and may help modestly strengthen consumer balance sheets.

Finally, given the increasingly global nature of U.S. companies’ operations, it is important to consider the global backdrop. While Western Europe faces many of the same obstacles as the U.S., the strong growth in Asia and Latin America, driven by increasing globalization and strong commodity prices, is likely to continue. This helps U.S. companies that export, or that supply exporters to those regions.

We expect continued volatility as the market measures the impact of the negative and positive cross-currents to the economic outlook. In the face of this macroeconomic uncertainty, I’ve attempted to position the portfolio so that individual stock decisions outweigh macroeconomic concerns in seeking performance. I continue to try to find sustainable, high-return growth companies that do not depend on the macroeconomic backdrop, whether it is a headwind or a tailwind.

The period reviewed in this letter is the first with me as the Fund’s manager. I assumed management of the Fund on November 1 from Jonathan Coleman. I have nine years of investing experience and three years of working with Jonathan Coleman as an assistant portfolio manager on the Fund, so I come into this role with experience and knowledge of the portfolio.

As shareholders, you should expect a very similar management style to Jonathan’s. I will focus on finding businesses with strong competitive advantages, high and improving returns on invested capital, sustainable smart growth and strong management. I will focus on buying these stocks at what I consider to be attractive valuations. Finally, I will attempt to limit the volatility of the Fund’s returns by emphasizing names that I believe have repeatable and sustainable growth at the top of the portfolio.

The most important element to be aware of in this transition is that I will be backed by the same strong team of Janus analysts who supported the Fund during the past five years of solid performance. This talented, hard-working, diverse group provides a constant flow of new investment ideas, as well as detailed work on existing positions.

Possibly the biggest difference between Jonathan’s management style and mine will be seen in the total number of holdings. I generally hope to run a portfolio with fewer than 100 holdings, which is slightly less than the

16  Janus Growth Funds  April 30, 2008

(unaudited)

number of holdings that Jonathan had. We have been tactically and gradually taking the smallest positions and deciding whether to increase the holding to a size where it can make a meaningful impact on the portfolio, or selling it outright.

I greatly appreciate the trust you are placing in both me and the analyst team at Janus, and I look forward to communicating with you in the coming years.

Thank you for your investment in Janus Enterprise Fund.

Janus Enterprise Fund At A Glance

5 Top Performers – Holdings

Contribution

EOG Resources, Inc.	0.98%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares).	0.92%
K+S A.G.	0.83%
Owens- Illinois, Inc.	0.71%
Respironics, Inc.	0.45%

5 Bottom Performers – Holdings

Contribution

SAVVIS, Inc.	(1.04)%
Lamar Advertising Co. – Class A	(0.74)%
Ryanair Holdings PLC (ADR)	(0.65)%
National Financial Partners Corp.	(0.60)%
CME Group, Inc.	(0.51)%

5 Top Performers – Sectors

		Fund Weighting	Russell Midcap® Growth
	Fund Contribution	(% of Net Assets)	Index Weighting

Energy	2.68%	7.76%	12.43%
Materials	2.59%	7.79%	4.98%
Utilities	0.02%	0.98%	3.53%
Telecommunication Services	(0.13)%	5.91%	2.15%
Health Care	(0.42)%	11.04%	12.60%

5 Bottom Performers – Sectors

		Fund Weighting	Russell Midcap® Growth
	Fund Contribution	(% of Net Assets)	Index Weighting

Consumer Discretionary	(2.73)%	16.23%	16.30%
Information Technology	(2.68)%	20.79%	19.14%
Financials	(1.77)%	15.76%	8.05%
Industrials	(1.12)%	12.37%	16.32%
Consumer Staples	(0.43)%	1.35%	4.50%

Janus Growth Funds  April 30, 2008  17

Janus Enterprise Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of April 30, 2008

Crown Castle International Corp. Wireless Equipment	2.9%
Celgene Corp. Medical-Biomedical and Genetic	2.7%
Lamar Advertising Co. – Class A Advertising Sales	2.4%
Cypress Semiconductor Corp. Semiconductor Components/Integrated Circuits	2.3%
Iron Mountain, Inc. Commercial Services	2.0%

12.3%

Asset Allocation – (% of Net Assets)
As of April 30, 2008

Emerging markets comprised 2.0% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of April 30, 2008

As of October 31, 2007

18  Janus Growth Funds  April 30, 2008

(unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2008						Expense Ratio – for the fiscal year ended October 31, 2007
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Enterprise Fund	(3.54)%	10.47%	18.61%	7.06%	11.76%	0.94%

Russell Midcap® Growth Index	(8.44)%	(1.93)%	15.29%	5.75%	10.46%

S&P MidCap 400 Index	(6.95)%	(2.76)%	15.20%	9.64%	13.49%

Lipper Quartile	–	1st	1st	2nd	2nd

Lipper Ranking – based on total return for Mid-Cap Growth Funds	–	50/604	21/414	60/179	12/46

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period.)
The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com for more information about risks, portfolio holdings and other details.

Funds that invest in Real Estate Investment Trusts (REITs) may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity and interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

September 3, 1992 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – September 1, 1992

Janus Growth Funds  April 30, 2008  19

Janus Enterprise Fund (unaudited)

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(11/1/07)	(4/30/08)	(11/1/07-4/30/08)†

Actual	$1,000.00	$964.60	$4.49

Hypothetical (5% return before expenses)	$1,000.00	$1,020.29	$4.62

†	Expenses are equal to the annualized expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

20  Janus Growth Funds  April 30, 2008

Janus Enterprise Fund

Schedule of Investments (unaudited)

As of April 30, 2008

Shares or Principal Amount		Value

Common Stock – 95.2%
Advertising Sales – 2.4%
1,296,155	Lamar Advertising Co. – Class A*,#	$51,249,969
Aerospace and Defense – 2.0%
1,005,575	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	41,912,366
Aerospace and Defense – Equipment – 0.5%
103,250	Alliant Techsystems, Inc.*,#	11,332,720
Agricultural Chemicals – 0.5%
228,105	Intrepid Potash, Inc.*,#	10,832,706
Agricultural Operations – 0.4%
6,406,000	Chaoda Modern Agriculture Holdings, Ltd.	9,220,356
Airlines – 1.1%
867,356	Ryanair Holdings PLC (ADR)*,#	23,514,021
Apparel Manufacturers – 1.2%
1,982,500	Esprit Holdings, Ltd.	24,431,946
Automotive – Truck Parts and Equipment – Original – 0.5%
444,855	Tenneco, Inc.*	11,379,391
Batteries and Battery Systems – 1.3%
335,515	Energizer Holdings, Inc.*	26,525,816
Building – Mobile Home and Manufactured Homes – 0.5%
363,895	Thor Industries, Inc.#	11,033,296
Casino Hotels – 0.8%
1,609,320	Crown, Ltd.	16,605,105
Casino Services – 0.9%
684,045	Scientific Games Corp. – Class A*,#	19,262,707
Cellular Telecommunications – 2.0%
402,340	Leap Wireless International, Inc.*,#	21,513,120
426,665	N.I.I. Holdings, Inc.*,#	19,515,657
		41,028,777
Chemicals – Diversified – 1.4%
71,918	K+S A.G.	29,805,941
Commercial Services – 2.0%
1,534,622	Iron Mountain, Inc.*,#	42,156,066
Commercial Services – Finance – 3.0%
803,940	Equifax, Inc.	30,766,784
324,247	Global Payments, Inc.	14,351,172
475,936	Paychex, Inc.#	17,309,792
		62,427,748
Computer Services – 0.6%
195,710	IHS, Inc. – Class A*,#	12,926,646
Computers – 1.2%
147,647	Apple, Inc.*	25,683,196
Consulting Services – 1.7%
1,565,020	Gartner Group, Inc.*	35,870,258
Containers – Metal and Glass – 3.1%
478,865	Ball Corp.	25,753,360
699,830	Owens-Illinois, Inc.*	38,595,624
		64,348,984
Decision Support Software – 1.1%
744,070	MSCI, Inc.*,#	23,081,051
Distribution/Wholesale – 0.9%
4,575,600	Li & Fung, Ltd.	18,821,325
Diversified Operations – 1.1%
1,276,000	China Merchants Holdings International Company, Ltd.	6,512,468
191,815	Cooper Industries, Ltd. – Class A	8,131,038
35,394,279	Polytec Asset Holdings, Ltd.	7,838,541
		22,482,047
Electric Products – Miscellaneous – 1.2%
506,827	AMETEK, Inc.	24,591,246
Electronic Connectors – 0.7%
340,215	Amphenol Corp. – Class A	15,711,129
Electronic Measuring Instruments – 1.4%
882,975	Trimble Navigation, Ltd.*,#	28,952,750
Entertainment Software – 0.8%
340,705	Electronic Arts, Inc.*	17,536,086
Fiduciary Banks – 0.9%
252,315	Northern Trust Corp.	18,699,065
Finance – Consumer Loans – 0.7%
1,146,650	Nelnet, Inc. – Class A#	14,665,654
Finance – Other Services – 1.1%
51,920	CME Group, Inc.#	23,750,804
Independent Power Producer – 1.3%
619,965	NRG Energy, Inc.*,#	27,247,462
Instruments – Controls – 0.7%
144,160	Mettler-Toledo International, Inc.*	13,732,682
Instruments – Scientific – 1.4%
499,274	Thermo Fisher Scientific, Inc.*	28,892,986
Investment Management and Advisory Services – 3.2%
1,067,875	National Financial Partners Corp.	28,747,195
658,955	T. Rowe Price Group, Inc.#	38,588,405
		67,335,600
Machinery – Pumps – 1.0%
482,455	Graco, Inc.	19,978,462
Medical – Biomedical and Genetic – 3.0%
895,073	Celgene Corp.*,#	55,619,836
114,520	Millipore Corp.*	8,027,852
		63,647,688
Medical – Drugs – 1.2%
450,730	Shire PLC (ADR)#	24,763,106
Medical – Generic Drugs – 0.5%
427,055	Alpharma, Inc. – Class A*	10,509,824
Medical – HMO – 1.8%
826,913	Coventry Health Care, Inc.*	36,987,818
Metal Processors and Fabricators – 0.6%
105,530	Precision Castparts Corp.	12,406,107
Oil – Field Services – 0.6%
549,770	Acergy S.A.	13,570,466
Oil and Gas Drilling – 1.1%
434,290	Helmerich & Payne, Inc.	23,343,088
Oil Companies – Exploration and Production – 5.7%
256,350	Chesapeake Energy Corp.#	13,253,295
238,225	EOG Resources, Inc.	31,083,598
549,080	Forest Oil Corp.*	32,357,285

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds  April 30, 2008  21

Janus Enterprise Fund

Schedule of Investments (unaudited)

As of April 30, 2008

Shares or Principal Amount		Value

Oil Companies – Exploration and Production – (continued)
1,231,335	Petrohawk Energy Corp.*	$29,108,759
259,745	Sandridge Energy, Inc.*,#	11,735,279
		117,538,216
Oil Companies – Integrated – 1.2%
236,775	Hess Corp.	25,145,505
Physician Practice Management – 1.3%
387,249	Pediatrix Medical Group, Inc.*	26,340,677
Real Estate Management/Services – 1.5%
816,805	CB Richard Ellis Group, Inc. – Class A*,#	18,884,532
148,820	Jones Lang LaSalle, Inc.	11,549,920
		30,434,452
Real Estate Operating/Development – 2.3%
2,195,000	CapitaLand, Ltd.	11,066,056
4,262,000	Hang Lung Properties, Ltd.	17,362,974
469,610	St. Joe Co.#	19,099,039
		47,528,069
Reinsurance – 2.0%
9,399	Berkshire Hathaway, Inc. – Class B*	41,891,343
REIT – Diversified – 1.4%
2,132,245	CapitalSource, Inc.#	29,958,042
Retail – Apparel and Shoe – 2.7%
328,020	Abercrombie & Fitch Co. – Class A#	24,375,166
939,410	Nordstrom, Inc.	33,123,597
		57,498,763
Retail – Consumer Electronics – 0.2%
58,550	Yamada Denki Company, Ltd.	5,052,271
Retail – Office Supplies – 0.8%
796,200	Staples, Inc.	17,277,540
Retail – Restaurants – 0.6%
138,250	Chipotle Mexican Grill, Inc. – Class B*,	11,747,103
Schools – 0.3%
133,294	Apollo Group, Inc. – Class A*	6,784,665
Semiconductor Components/Integrated Circuits – 4.7%
9,131,990	Atmel Corp.*	33,971,003
1,680,205	Cypress Semiconductor Corp.*	47,247,365
1,363,635	Marvell Technology Group, Ltd.*,#	17,659,073
		98,877,441
Semiconductor Equipment – 1.7%
793,035	KLA-Tencor Corp.	34,639,769
Telecommunication Equipment – 2.0%
880,010	CommScope, Inc.*	41,844,476
Telecommunication Services – 3.9%
992,010	Amdocs, Ltd. (U.S. Shares)*	31,129,274
1,087,765	SAVVIS, Inc.*,#	15,935,757
1,777,035	Time Warner Telecom, Inc. – Class A*,#	34,829,886
		81,894,917
Therapeutics – 0.9%
365,097	Gilead Sciences, Inc.*	18,897,421
Toys – 1.4%
205,177	Marvel Entertainment, Inc.*	5,886,528
1,245,920	Mattel, Inc.	23,361,000
		29,247,528
Transportation – Railroad – 0.8%
325,590	Canadian National Railway Co. (U.S. Shares)	17,057,660
Transportation – Services – 0.8%
358,795	Expeditors International of Washington, Inc.#	16,716,259
Transportation – Truck – 0.8%
327,920	Landstar System, Inc.	17,038,723
Web Hosting/Design – 1.9%
449,256	Equinix, Inc.*,#	40,621,728
Wireless Equipment – 2.9%
1,543,105	Crown Castle International Corp.*	59,949,629

Total Common Stock (cost $1,521,504,584)		1,996,236,658

Money Markets – 4.9%
41,397,952	Janus Institutional Cash Management Fund – Institutional Shares, 2.82%	41,397,952
61,926,552	Janus Institutional Money Market Fund – Institutional Shares, 2.74%	61,926,551

Total Money Markets (Cost $103,324,503)		103,324,503

Other Securities – 17.3%
84,146,761	Allianz Dresdner Daily Asset Fund†	84,146,761
68,982,567	Repurchase Agreements†	68,982,567
	Time Deposits:
16,640,001	Abbey National Treasury, N.A., 2.375%, 5/1/08†	16,640,001
7,424,060	ABN-AMRO Bank N.V., N.A., 2.26%, 5/1/08†	7,424,060
8,659,135	BNP Paribas, New York, N.A., 2.50%, 5/1/08†	8,659,135
17,318,269	Calyon, N.A., 2.50%, 5/1/08†	17,318,269
6,027,380	Chase Bank USA, N.A., 2.25%, 5/1/08†	6,027,380
19,050,096	Danske Bank, Cayman Islands, N.A., 2.53%, 5/1/08†	19,050,096
12,122,788	Deutsche Bank A.G., N.A., 2.30%, 5/1/08†	12,122,788
17,318,269	Dexia Bank S.A. Brussels, N.A., 2.50%, 5/1/08†	17,318,269
17,318,269	ING Bank N.V., Amsterdam, N.A., 2.4375%, 5/1/08†	17,318,269
17,318,269	Lloyd’s TSB Group PLC, N.A., 2.45%, 5/1/08†	17,318,269
2,562,264	Natixis, N.A., 2.38%, 5/1/08†	2,562,264
17,318,269	Natixis, N.A., 2.43%, 5/1/08†	17,318,269
17,318,269	Nordea Bank Finland PLC, N.A., 2.50%, 5/1/08†	17,318,269
17095761	Svenska Handelsbanken, N.A., 2.40%, 5/1/08†	17,095,761
17,318,269	Wells Fargo Bank, N.A., 2.375%, 5/1/08†	17,318,269

Total Other Securities (cost $363,938,696)		363,938,696

Total Investments (total cost $1,988,767,783) – 117.4%		2,463,499,857

Liabilities, net of Cash, Receivables and Other Assets – (17.4) %		(365,580,839)

Net Assets – 100%		$2,097,919,018

See Notes to Schedules of Investments and Financial Statements.

22  Janus Growth Funds  April 30, 2008

Schedule of Investments (unaudited)

As of April 30, 2008

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$16,605,105	0.7%
Bermuda	69,043,383	2.8%
Brazil	41,912,366	1.7%
Canada	17,057,660	0.7%
Cayman Islands	17,058,898	0.6%
Germany	29,805,941	1.2%
Guernsey	31,129,274	1.3%
Hong Kong	23,875,442	1.0%
Ireland	23,514,021	1.0%
Japan	5,052,271	0.2%
Luxembourg	13,570,467	0.6%
Singapore	11,066,056	0.4%
United Kingdom	24,763,106	1.0%
United States††	2,139,045,867	86.8%

Total	$2,463,499,857	100.0%

††	Includes Short-Term Securities and Other Securities (67.9% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds  April 30, 2008  23

Janus Orion Fund (unaudited)	Ticker: JORNX

Fund Snapshot
This focused growth fund invests in a small number of well-researched companies, hand-picked for their upside potential.

John Eisinger
portfolio manager

Performance Overview

This is my first letter as manager of Janus Orion Fund. I want to start by thanking you for giving me this opportunity to manage your money. I take this responsibility very seriously and am fully committed to finding and investing in quality securities that compound value creation over the long term. For the six-month period ended April 30, 2008, the Fund returned (5.07)% outperforming its primary benchmark, the Russell 3000® Growth Index, which returned (9.68)% and its secondary benchmark, the S&P 500® Index, which returned (9.64)% for the same period.

Investment Philosophy and Process

I officially assumed management of the Fund on January 2, 2008. As this is my first communication with you I thought it would be helpful to talk about my process for managing the Fund. It is managed very similarly to how it always has been. I believe in taking focused positions in a small number of stocks where the investment team and I have a high level of conviction. By uncovering what we see as discrepancies between current stock prices and true intrinsic value through deep, fundamental research, we seek to generate strong, risk-adjusted returns over the long term.

The Fund is a focused growth fund, which means it will typically hold between 20 and 50 stocks with at least 80% invested in the top 20 to 30 positions. Focusing on a core group of holdings is important to me because I believe that is the best way to generate alpha – which means generating returns in excess of its underlying benchmark. The ability to invest with conviction comes from the intensive analysis our research department conduct. The majority of stocks that fall out of this intensive fundamental analysis, and that I am looking to own, fit into two buckets: mis-priced growth and special situations. A mis-priced growth stock results when company-driven change results in higher-than-expected free cash flow growth over the long term. A good example of this between 2004 and 2007 was Apple. Special situations are stocks that are valued in the market based on current financials rather than real asset value or business model potential. An example of this during 2006 and 2007 was information storage company EMC and its VMware subsidiary. Additionally, the Fund may use derivatives, such as buying put options or selling call options, to both hedge market exposure and express views on stocks. Please see the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

The first four months of the year were very volatile. January was dominated by large sell offs in the market and emergency interest rate cuts by the Federal Reserve (Fed). The uncertainty continued in February and March based on the fear surrounding the ability of several large financial institutions to survive the credit crisis and the impact a failure would have on the broader financial market system. The turning point came when the Fed intervened to arrange the sale of Bear Stearns to JPMorgan Chase. This was important, as the failure of Bear Stearns could have had a catastrophic impact on the overall market.

My strategy throughout was an attempt to marry our strong differentiated research views with the extreme market volatility in order to add to or buy new positions in stocks at very attractive prices. I remained focused on stock-specific fundamentals which enabled me to use the overall fear in the market to the Fund’s advantage. The process begins by trying to understand what the downside risk is of a stock. Based on thorough valuation work I need to be confident that the downside risk in a stock is small, especially relative to its upside potential. I then look at where our estimates of future cash flows for the firm are different from the rest of Wall Street. Our ability to add value – to deliver returns over those of the Fund’s benchmark index – is often predicated on having a different view of the value of a company which is based on that company’s ability to generate cash flow over the long term. Another important metric that I focus on is return on invested capital (ROIC), a measure of how effectively a company used the money invested in its operations. I need to see that ROIC will be improving over time. Ideally, I try to buy stocks that are under-earning (cash flow) or under-returning (ROIC) relative to the business’s potential. The catalyst for change could be a new management team, a new product cycle or just a new focus on improving the business by the existing management, etc. The primary valuation method I use is discounted cash flow (DCF) analysis, which is a valuation method used to estimate the attractiveness of an investment opportunity. DCF analysis uses future free cash flow projections and discounts them (most often using the weighted average cost of capital) to arrive at a present value, which is used to evaluate the potential for investment. If the value arrived at through DCF analysis is higher than the current cost of the investment, the opportunity may be a good one. The last important goal of my portfolio management approach is not just picking good stocks, but

24  Janus Growth Funds  April 30, 2008

(unaudited)

putting them together to form a diversified portfolio that maximizes the overall discount to intrinsic value. Stocks I believe have the best risk/reward profiles are at the top of the portfolio – this potentially maximizes the overall Fund’s discount to intrinsic value. To diversify the portfolio I focus on minimizing the correlation of each stock within the portfolio. Again, it’s not enough to just put together undervalued stocks, but rather to try to put together a portfolio of undervalued stocks that together act in different ways in all markets. I believe this is diversification.

With that in mind, I’d like to give you an example of how I applied those guidelines at the start of this year. Celgene is a biotechnology company primarily focused on the discovery and development of cancer treatments and falls into the mis-priced growth bucket. Its main drug is called Revlimid. In October 2007, the stock traded at over $75 per share, but at the beginning of 2008 the stock was trading in the $40s based on what our research showed was incorrect analysis of short-term competitive noise and prescription trends. Based on our analysis I chose to add to the position at what I considered to be very attractive prices.

A stock that fell in the special situations bucket was Cypress Semiconductor (CY). In addition to manufacturing and selling semiconductor devices, it is the majority owner of a leading solar company, SunPower (SPWR). In October 2007, CY was trading at over $40. The stock fell to under $20 on concerns about some of CY’s end markets and in sympathy with the market-driven decline in SPWR. With CY’s stock around $20, and based on our analysis of the value of SPWR, we were able to buy the core CY business practically for free.

Both stocks are examples where we had a differentiated view of company fundamentals and the ability of all three firms to continue to meet our cash flow estimates while the stocks were systematically sold off with the rest of the market.

Contributors to Performance

For the six months ended April 30, 2008, the two largest contributors to performance were Potash Corporation of Saskatchewan and Hess. Potash Corporation is a supplier of several key components of fertilizer. One of the multi-year themes I like is the increasing demand for agricultural products from both changing global diets and demand for non-traditional energy sources. This has driven overall unit demand for key minerals like phosphate significantly higher than recent history. Our research into the supply and demand dynamics of the industry led us to conclude that the company’s ability to increase prices – and the associated incremental cash flow – was substantial and much higher than expected. Our thesis has played out and price increases continued to come in higher than expected leading to further upward estimate revisions and, we believe, continued undervaluation of the stock.

Hess explores, produces, purchases, transports and sells crude oil and natural gas. Our thesis on the company has been that their newer fields in Brazil, Ghana and the Gulf of Mexico were not being valued correctly by the market. Recent data, primarily in Brazil, suggests that the size of the company’s reserves could be substantially greater than previous estimates. The stock has been helped by strong oil prices, but our analysis and valuation is supported by oil prices substantially lower than today’s spot market.

Detractors from Performance

The largest detractors from performance were Yahoo! and National Financial Partners. Yahoo!’s stock has struggled as the competitive environment has become worse, primarily from Google. There have also been internet usage changes as we’ve been seeing increasing use of websites such as Facebook.com. In my opinion, the best option for Yahoo! would be to sell itself to a company like Microsoft. However, waiting for a takeout is not an investment thesis and so I sold the stock at the beginning of the year before the eventual acquisition attempt by Microsoft, which has subsequently fallen through.

National Financial Partners is an independent distributor of financial services products, primarily insurance. The company reported disappointing results during the first quarter which caused the stock to decline substantially.

Outlook

Going forward I plan to look at stocks that have been sold off heavily, especially in areas such as consumer discretionary, financials and technology. As always, I am looking to leverage our strong research team to uncover stocks that have substantial upside relative to downside. I am cognizant of the risks associated with a deteriorating macro-economic environment in the U.S. and the high risks posed by rising global inflation. The process remains the same: Attempt to find and invest in a small number of stocks where we have a differentiated opinion on the value of the business based on cash flows, with limited downside and substantial upside supported by thorough, disciplined and differentiated research.

Thank you for your continued investment in Janus Orion Fund.

Janus Growth Funds  April 30, 2008  25

Janus Orion Fund (unaudited)

Janus Orion Fund At A Glance

5 Top Performers – Holdings

Contribution

Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	1.54%
Hess Corp.	1.11%
CapitaLand, Ltd.	0.60%
Cypress Semiconductor Corp.	0.36%
Companhia Vale do Rio Doce – Preference Shares	0.33%

5 Bottom Performers – Holdings

Contribution

Yahoo!, Inc.	(0.97)%
National Financial Partners Corp.	(0.87)%
Goldman Sachs Group, Inc.	(0.86)%
Trimble Navigation, Ltd.	(0.72)%
VistaPrint, Ltd.	(0.71)%

5 Top Performers – Sectors

		Fund Weighting	Russell 3000® Growth
	Fund Contribution	(% of Net Assets)	Index Weighting

Materials	2.38%	8.23%	3.60%
Energy	1.35%	3.58%	8.75%
Health Care	0.11%	9.74%	16.42%
Utilities	0.03%	0.72%	1.37%
Consumer Staples	(0.19)%	5.29%	10.02%

5 Bottom Performers – Sectors

		Fund Weighting	Russell 3000® Growth
	Fund Contribution	(% of Net Assets)	Index Weighting

Financials	(2.90)%	17.36%	6.97%
Information Technology	(2.76)%	22.69%	26.96%
Industrials	(2.14)%	13.01%	13.42%
Telecommunication Services	(0.84)%	10.18%	0.72%
Consumer Discretionary	(0.34)%	9.20%	11.78%

26  Janus Growth Funds  April 30, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of April 30, 2008

Celgene Corp. Medical – Biomedical and Genetic	5.6%
Siemens A.G. Diversified Operations	5.5%
CVS/Caremark Corp. Retail – Drug Store	4.5%
Cypress Semiconductor Corp. Semiconductor Components/Integrated Circuits	4.4%
CapitalSource, Inc. REIT – Diversified	4.3%

24.3%

Asset Allocation – (% of Net Assets)
As of April 30, 2008

Emerging markets comprised 16.2% of total net assets.

* Includes Securities Sold Short of (2.0)%

Top Country Allocations – Long Positions (% of Investment Securities)
As of April 30, 2008

As of October 31, 2007

Janus Growth Funds  April 30, 2008  27

Janus Orion Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2008					Expense Ratio – for the fiscal year ended October 31, 2007
	Fiscal	One	Five	Since	Total Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses

Janus Orion Fund	(5.07)%	20.15%	23.35%	3.46%	0.94%

Russell 3000® Growth Index	(9.68)%	(0.79)%	9.79%	(3.93)%

S&P 500® Index	(9.64)%	(4.68)%	10.62%	1.08%

Lipper Quartile	–	1st	1st	1st

Lipper Ranking – based on total return for Multi-Cap Core Funds	–	10/513	1/329	35/212

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period.)
See important disclosures on the next page.

28  Janus Growth Funds  April 30, 2008

(unaudited)

The Fund’s performance may be affected by risks that include those associated with non-diversification, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com for more information about risks, portfolio holdings and other details.

Funds that invest in Real Estate Investment Trusts (REITs) may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity and interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Janus Orion Fund held approximately 10.2% of its assets in Brazilian securities as of April 30, 2008 and the Fund has experienced significant gains due, in part, to its investments in Brazil. While holdings are subject to change without notice, the Fund’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in Brazil.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Returns include reinvestment of dividends from investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – June 30, 2000

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(11/1/07)	(4/30/08)	(11/1/07-4/30/08)†

Actual	$1,000.00	$949.30	$4.46

Hypothetical (5% return before expenses)	$1,000.00	$1,020.29	$4.62

†	Expenses are equal to the annualized expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Janus Growth Funds  April 30, 2008  29

Janus Orion Fund

Schedule of Investments (unaudited)

As of April 30, 2008

Shares/Principal/Contract Amounts		Value

Common Stock – 93.8%
Advertising Sales – 1.7%
2,255,240	Lamar Advertising Co. – Class A*,#	$89,172,190
Aerospace and Defense – 1.8%
2,290,525	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)**	95,469,082
Agricultural Chemicals – 3.9%
406,665	Intrepid Potash, Inc.*,#	19,312,521
987,140	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	181,584,403
		200,896,924
Audio and Video Products – 0%
25	Sony Corp.**	1,146
Automotive – Cars and Light Trucks – 2.0%
1,852,425	BMW A.G.**,#	101,390,758
Building – Heavy Construction – 1.2%
26,693,260	YTL Corporation Berhad	63,303,539
Building – Residential and Commercial – 0.8%
360,135	Desarrolladora Homex S.A. (ADR)*,#	21,456,843
2,193,969	Rossi Residencial S.A.	21,692,791
		43,149,634
Cable Television – 1.6%
97,953	Jupiter Telecommunications Company, Ltd.**	84,878,348
Cellular Telecommunications – 3.0%
2,701,155	America Movil S.A. de C.V. – Series L (ADR)	156,558,944
Chemicals – Diversified – 1.0%
131,250	K+S A.G.**	54,395,698
Commercial Banks – 2.2%
8,419,262	Anglo Irish Bank Corporation PLC**	114,731,410
Commercial Services – 0.7%
805,748	CoStar Group, Inc.*	38,635,617
Computers – 3.5%
1,487,540	Research In Motion, Ltd. (U.S. Shares)*	180,929,490
Diversified Minerals – 3.4%
5,404,961	Companhia Vale do Rio Doce – Preference Shares	174,310,561
Diversified Operations – 7.6%
21,886,000	China Merchants Holdings International Company, Ltd.	111,702,095
2,407,921	Siemens A.G.**	285,326,874
		397,028,969
Electronic Measuring Instruments – 2.2%
3,446,750	Trimble Navigation, Ltd.*,£	113,018,933
Energy – Alternate Sources – 1.7%
3,681,130	JA Solar Holdings Company, Ltd. (ADR)*	88,383,931
Engineering – Research and Development Services – 1.6%
2,714,398	ABB, Ltd.	83,234,936
Finance – Investment Bankers/Brokers – 1.9%
502,075	Goldman Sachs Group, Inc.**	96,082,093
Finance – Other Services – 1.4%
3,008,720	BM&F (Bolsa de Mercadorias e Futuros)	30,056,419
93,805	CME Group, Inc.#	42,911,098
		72,967,517
Internet Gambling – 0.3%
34,899,351	PartyGaming PLC*	16,642,187
Investment Management and Advisory Services – 0.9%
1,733,493	National Financial Partners Corp.	46,665,632
Machinery – General Industrial – 0.5%
43,704,000	Shanghai Electric Group Company, Ltd.#	24,648,206
Medical – Biomedical and Genetic – 5.6%
4,666,652	Celgene Corp.*	289,985,754
Medical Instruments – 0.8%
148,785	Intuitive Surgical, Inc.*,**	43,037,549
Oil Companies – Integrated – 4.5%
1,152,895	Hess Corp.**,#	122,437,449
1,647,324	Petroleo Brasileiro S.A.	50,162,240
486,330	Petroleo Brasileiro S.A. (ADR)	59,050,189
		231,649,878
Paper and Related Products – 1.2%
7,779,360	Aracruz Celulose S.A.	62,732,999
Printing – Commercial – 1.8%
2,733,732	VistaPrint, Ltd.*,#,£	93,028,900
Real Estate Management/Services – 1.1%
757,395	Jones Lang LaSalle, Inc.**,#	58,781,426
Real Estate Operating/Development – 5.2%
38,730,000	CapitaLand, Ltd.	195,256,651
18,489,000	Hang Lung Properties, Ltd.	75,322,391
		270,579,042
REIT – Diversified – 4.3%
15,858,846	CapitalSource, Inc.#,£	222,816,786
Retail – Apparel and Shoe – 1.8%
2,669,825	Nordstrom, Inc.#	94,138,030
Retail – Drug Store – 4.5%
5,777,070	CVS/Caremark Corp.**	233,220,316
Semiconductor Components/Integrated Circuits – 4.4%
8,175,485	Cypress Semiconductor Corp.*,**,£	229,894,638
Telecommunication Equipment – Fiber Optics – 2.2%
4,228,830	Corning, Inc.**	112,952,049
Telecommunication Services – 2.4%
4,434,645	NeuStar, Inc. – Class A*,**,#,£	121,997,084
Telephone – Integrated – 0.6%
1,169,805	GVT Holdings S.A.*	28,511,225
Transportation – Railroad – 1.1%
4,234,347	All America Latina Logistica (GDR)	55,295,980
Web Hosting/Design – 1.2%
686,365	Equinix, Inc.*,#	62,061,123
Web Portals/Internet Service Providers – 2.1%
187,405	Google, Inc. – Class A*,**	107,624,817
Wireless Equipment – 4.1%
5,535,042	Crown Castle International Corp.*,**	215,036,382

Total Common Stock (cost $4,109,576,959)		4,869,839,723

See Notes to Schedules of Investments and Financial Statements.

30  Janus Growth Funds  April 30, 2008

Schedule of Investments (unaudited)

As of April 30, 2008

Shares/Principal/Contract Amounts		Value

Purchased Options – Calls – 0.7%
4,100	Apple, Inc. expires January 2009 exercise price $170.00**	$11,808,000
20,097	CVS/Caremark Corp. (LEAPS) expires January 2010 exercise price $40.00	13,134,997
16,599	Intel Corp. expires January 2009 exercise price $17.50**	9,046,455
9,940	Intel Corp. expires January 2009 exercise price $20.00**	3,677,800

Total Purchased Options – Calls (premiums paid $25,600,836)		37,667,252

Purchased Options – Puts – 0%
20,097	CVS/Caremark Corp. (LEAPS) expires January 2010 exercise price $25.00 (premiums paid $3,647,606)	1,376,645

Money Markets – 5.4%
122,437,860	Janus Institutional Cash Management Fund – Institutional Shares, 2.82%	122,437,860
156,047,310	Janus Institutional Money Market Fund – Institutional Shares, 2.74%	156,047,310

Total Money Markets (cost $278,485,170)		278,485,170

Other Securities – 9.0%
148,777,877	Allianz Dresdner Daily Asset Fund†	148,777,877
78,501,834	Repurchase Agreements†	78,501,834
238,919,596	Time Deposits†	238,919,596

Total Other Securities (cost $466,199,307)		466,199,307

Total Investments (total cost $4,883,509,878) – 108.9%		5,653,568,097

Securities Sold Short – (2.0)%
Computers – (1.0)%
413,645	IBM Corp.	(49,926,951)
Sector Fund – Energy – (1.0)%
354,845	iShares S&P Global Energy Sector Index Fund	(51,778,982)

Total Securities Sold Short (proceeds $99,548,410)		(101,705,933)

Liabilities, net of Cash, Receivables and Other Assets – (6.9)%**		(360,163,405)

Net Assets – 100%		$5,191,698,759

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$93,028,900	1.6%
Brazil	577,281,486	10.2%
Canada	362,513,893	6.4%
Cayman Islands	88,383,931	1.6%
China	24,648,206	0.4%
Germany	441,113,331	7.8%
Gibraltar	16,642,187	0.3%
Hong Kong	187,024,486	3.3%
Ireland	114,731,410	2.0%
Japan	84,879,495	1.5%
Malaysia	63,303,539	1.1%
Mexico	178,015,787	3.2%
Singapore	195,256,651	3.5%
Switzerland	83,234,935	1.5%
United States††	3,143,509,860	55.6%

Total	$5,653,568,097	100.0%

††	Includes Short-Term Securities and Other Securities (42.4% excluding Short-Term Securities and Other Securities)

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

United States	$(101,705,933)	100.0%

Total	$(101,705,933)	100.0%

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value in U.S. $	Gain/(Loss)

British Pound 11/12/08	8,000,000	$15,685,555	$(158,436)
Euro 10/16/08	28,000,000	43,362,389	502,971
Euro 10/23/08	142,000,000	219,832,515	(669,715)
Euro 11/12/08	90,000,000	139,201,849	105,552
Japanese Yen 10/23/08	5,500,000,000	53,404,858	(408,133)

Total		$471,487,166	$(627,761)

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds  April 30, 2008  31

Janus Orion Fund

Schedule of Investments (unaudited)

As of April 30, 2008

Schedule of Written Options – Calls	Value

Apple, Inc. expires January 2009 4,100 contracts exercise price $220.00	$(4,694,500)
Google, Inc. – Class A expires January 2009 1,760 contracts exercise price $700.00	(5,253,600)
Intel Corp. expires January 2009 26,539 contracts exercise price $25.00	(3,450,070)
Russell 1000® Growth Index expires July 2008 4,067 contracts exercise price $610.65	(2,667,952)
S&P 500® Index expires May 2008 1,720 contracts exercise price $1,440.00	(765,400)
S&P 500® Index expires May 2008 1,709 contracts exercise price $1,450.00	(512,700)
S&P 500® Index expires July 2008 192,696 contracts exercise price $1,417.52	(6,645,064)

Total Written Options – Calls
(Premiums received $16,039,035)	$(23,989,286)

Schedule of Written Options – Puts
CVS/Caremark Corp. (LEAPS) expires January 2010 20,097 contracts exercise price $30.00	$(3,034,848)
Google, Inc. – Class A expires January 2009 1,760 contracts exercise price $400.00	(1,865,600)
Intel Corp. expires January 2009 26,539 contracts exercise price $15.00	(1,061,560)

Total Written Options – Puts
(Premiums received $12,825,505)	$(5,962,008)

See Notes to Schedules of Investments and Financial Statements.

32  Janus Growth Funds  April 30, 2008

Janus Research Fund (unaudited)	Ticker: JAMRX

Fund Snapshot
This fund provides investors with broad exposure to what our research team feels are the most dynamic growth opportunities, regardless of company size.

Team Based Approach
Led by Jim Goff
Director of Research

Performance Overview

For the six-month period ended April 30, 2008, Janus Research Fund returned (7.02)%, outperforming its primary benchmark, the Russell 1000® Growth Index, which returned (9.28)% and its secondary benchmark, the S&P 500® Index, which returned (9.64)%.

Economic Overview

Turmoil in the credit markets, uncertainty surrounding the near-term outlook for the U.S. economy and a weaker corporate profit picture made for a volatile and difficult market environment over the past several months. While sentiment toward the end of the period improved and U.S. equity markets finished well above the mid-March lows, stocks were broadly lower during the six-month period ended April 30, 2008.

Additional subprime-related write-offs, slowing consumer spending and a softening labor market, accompanied by record commodity prices and rising inflation expectations weighed on investor sentiment during the period. Stocks reached their lows in mid-March. Financial markets stabilized somewhat after the Federal Reserve (Fed) aggressively lowered the Federal Funds rate, expanded the collateral it would accept and played an instrumental role in JP Morgan Chase’s purchase of Bear Stearns. In the end, the Fed lowered its target interest rate from 4.50% to 2.00% during the period.

Overall, mid-cap stocks performed better than large- and small-cap stocks, while growth outperformed value stocks. For the broad market all sectors declined with the exception of energy, which turned in a gain for the six-month period amid record crude oil prices. Meanwhile, financials were the worst performing group, suffering from turmoil in the credit markets and larger-than-expected subprime-related write-downs. Information technology was also among the weakest performers while defensive sectors, like consumer staples, posted small declines.

Since February 1, 2006, Janus Research Fund has been team managed, representing the best ideas from Janus’ more than 30 equity analysts and Director of Research Jim Goff oversees the team. Individual analysts primarily drive stock selection, with debate and oversight provided by each one of the seven global sector research teams. We believe there is great power in individual analysts driving investment decisions, as they are most familiar with the stocks they cover. We strive to keep the Fund sector-neutral compared to its primary benchmark, although the Fund has about a 29% non-U.S. exposure. The Fund may also use total return swaps to fully utilize the research process. (Please see “Notes to Financial Statements” for discussion of various hedging techniques used.) The focus is on consistency and on capturing the value of Janus’ research.

Contributors to Fund Performance

The Fund’s outperformance can be attributed to holdings in the energy and industrials sectors. Industrials company Owens-Illinois added to performance as the transformation at this glass container manufacturer continued to produce strong results. The company reported solid performance at the end of 2007 including the positive margin impact of price increases in a moderating cost environment. We believe these powerful economics coupled with management’s continued emphasis on cost control and returns on invested capital should benefit the stock price. Although we believe there is continued upside for Owens-Illinois, we trimmed the position during the period as we think the restructuring plan is increasingly being reflected in the valuation.

Energy company Hess, an addition to the Fund during the period, was one of the top contributors to performance. The company benefited from the rising price of oil during the period, as well as increased appreciation for the future production potential from Hess’ new projects, including deep water projects in the Gulf of Mexico and off the coast of Brazil.

EOG Resources, an oil and gas company, was another strong individual contributor. Looking ahead, EOG has rights to shale formations in Canada, which are similar to its Texas formations. We believe this could be an attractive opportunity for EOG to increase its gas reserves.

Canada-based Potash Corporation of Saskatchewan moved ahead, aided by continued demand and tight supplies. The company continued to benefit from global demand for agricultural products, which we expect will drive further growth in revenue and earnings industry wide. Potash itself is a critical ingredient used in fertilizers for key farming areas like the U.S., Brazil and China. Price increases for the commodity have been enacted for 2008 in many regions, which led to upward revisions in analysts’ estimates and provided a further tailwind for the company’s stock price.

Janus Growth Funds  April 30, 2008  33

Janus Research Fund (unaudited)

Detractors from Fund Performance

Technology and communications sectors were the main areas of weakness during the period. SiRF Technology Holdings, a supplier of semiconductors used in global positioning systems, was the largest detractor of Fund performance during the period. The stock declined after reporting weaker-than-expected margins in its most recent quarter. A central component of our thesis had been the company’s competitive positioning, but the eroding margins suggested to us that the company’s competitive positioning wasn’t as sustainable as originally thought and we exited the position.

Within communications, data center and information technology (IT) services provider SAVVIS suffered on concerns that increasing supply in the industry could hamper further growth prospects, that IT spending could be reduced in an economic slowdown and mis-steps by management in setting investors expectations. Longer term, we believe SAVVIS is well-positioned to take advantage of increased out-sourcing of non-core IT infrastructure. In addition, we think this recurring revenue business will benefit from pricing power and high incremental margins.

Industrials holding General Electric (GE) was also negatively impacted by the weakening economy. GE stock fell after reporting weaker-than-expected profits from its GE Capital division due to capital market disruptions and the inability to complete asset sales. Given our cautious outlook on the credit markets, we chose to exit our position.

Another detractor during the period was pharmaceutical company Merck. Performance at Merck was driven largely by a report from the American College of Cardiology suggesting that doctors should limit prescriptions for the company’s jointly sold (with Schering-Plough) cholesterol drugs. The report stated that older, cheaper drugs could be just as effective. Last year, the two drug makers sold $5.2 billion of Vytorin and Zetia, combined. We will be watching the developments of Merck closely in the coming months.

Outlook

The Fund remains sector-neutral and we expect stock selection to be a key driver of returns going forward. Volatile markets tend to give many investors a reason to focus on the short term. Therefore, we believe we will see many opportunities for long-term investors to purchase good businesses at attractive prices. Looking ahead, we will continue to invest with conviction in areas where we feel we can develop an edge through research. Through our valuation discipline and focus on risk management, we remain committed to delivering superior long-term results for our clients.

Thank you for your investment in Janus Research Fund.

34  Janus Growth Funds  April 30, 2008

(unaudited)

Janus Research Fund At A Glance

5 Top Performers – Holdings

Contribution

Owens-Illinois, Inc.	0.62%
Hess Corp.	0.62%
EOG Resources, Inc.	0.48%
JA Solar Holdings Company, Ltd. (ADR)	0.43%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	0.42%

5 Bottom Performers – Holdings

Contribution

SiRF Technology Holdings, Inc.	(0.91)%
SAVVIS, Inc.	(0.56)%
General Electric Co.	(0.52)%
Amylin Pharmaceuticals, Inc.	(0.49)%
Merck & Company, Inc.	(0.49)%

4 Top Performers – Sectors**

		Fund Weighting	Russel 1000®
	Fund Contribution	(% of Net Assets)	Growth Index Weighting

Energy	0.62%	10.93%	10.28%
Industrials	0.55%	18.12%	17.45%
Other*	0.01%	0.16%	0.00%
Consumer	(0.93)%	16.78%	16.48%

4 Bottom Performers – Sectors**

		Fund Weighting	Russel 1000®
	Fund Contribution	(% of Net Assets)	Growth Index Weighting

Technology	(2.89)%	24.63%	24.32%
Communications	(1.46)%	6.93%	7.34%
Health Care	(1.33)%	16.21%	16.96%
Financials	(1.13)%	6.23%	7.17%

*	Industry not classified by Global Classification Standard.

**	The sectors listed above represent those covered by the seven analyst teams who comprise the Janus Research Team.

Janus Growth Funds  April 30, 2008  35

Janus Research Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of April 30, 2008

JA Solar Holdings Company, Ltd. (ADR) Energy – Alternate Sources	2.4%
Celgene Corp. Medical – Biomedical and Genetic	2.0%
Hess Corp. Oil Companies – Integrated	2.0%
Cypress Semiconductor Corp. Semiconductor Components/Integrated Circuits	2.0%
Apple, Inc. Computers	1.9%

10.3%

Asset Allocation – (% of Net Assets)
As of April 30, 2008

Emerging markets comprised 6.9% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of April 30, 2008

As of October 31, 2007

36  Janus Growth Funds  April 30, 2008

(unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2008						Expense Ratio – for the fiscal year ended October 31, 2007
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Research Fund	(7.02)%	6.41%	13.95%	7.01%	12.58%	1.01%

Russell 1000® Growth Index	(9.28)%	(0.23)%	9.52%	1.66%	8.37%

S&P 500® Index	(9.64)%	(4.68)%	10.62%	3.89%	9.95%

Lipper Quartile	–	1st	1st	1st	1st

Lipper Ranking – based on total return for Large-Cap Growth Funds	–	141/748	14/528	7/250	2/79

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period.)
See important disclosures on the next page.

Janus Growth Funds  April 30, 2008  37

Janus Research Fund (unaudited)

The Fund’s performance may be affected by risks that include those associated with, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com for more information about risks, portfolio holdings and other details.

Funds that invest in Real Estate Investment Trusts (REITs) may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity and interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

May 6, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – May 3, 1993

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(11/1/07)	(4/30/08)	(11/1/07-4/30/08)†

Actual	$1,000.00	$929.80	$5.04

Hypothetical (5% return before expenses)	$1,000.00	$1,019.64	$5.27

†	Expenses are equal to the annualized expense ratio of 1.05%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

38  Janus Growth Funds  April 30, 2008

Janus Research Fund

Schedule of Investments (unaudited)

As of April 30, 2008

Shares or Principal Amount		Value

Common Stock – 99.4%
Advertising Sales – 0.7%
779,840	Lamar Advertising Co. – Class A*,#	$30,834,874
Aerospace and Defense – 3.8%
1,280,560	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	53,373,741
746,235	Northrop Grumman Corp.	54,900,509
1,985,195	Spirit Aerosystems Holdings, Inc.*	57,908,137
		166,182,387
Agricultural Chemicals – 1.3%
317,605	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	58,423,440
Agricultural Operations – 1.0%
400,240	Bunge, Ltd.#	45,663,382
Apparel Manufacturers – 0.3%
1,162,800	Esprit Holdings, Ltd.	14,330,122
Applications Software – 1.5%
586,761	Infosys Technologies, Ltd.	25,353,383
1,350,805	Microsoft Corp.	38,524,959
		63,878,342
Athletic Footwear – 1.3%
827,195	NIKE, Inc. – Class B	55,256,626
Audio and Video Products – 1.3%
1,186,200	Sony Corp.**	54,382,991
Brewery – 0.6%
307,596	InBev N.V.**	25,336,818
Building – Residential and Commercial – 1.2%
82,355	NVR, Inc.*,#	50,524,793
Building and Construction Products – Miscellaneous – 1.2%
1,523,265	USG Corp.*,#	53,786,487
Casino Hotels – 2.0%
2,667,573	Crown, Ltd.	27,524,252
4,598,080	Melco PBL Entertainment (Macau), Ltd. (ADR)*,#	60,694,656
		88,218,908
Cellular Telecommunications – 0.8%
598,835	America Movil S.A. de C.V. – Series L (ADR)	34,708,477
Chemicals – Diversified – 0.7%
356,991	Bayer A.G.**	30,352,756
Computers – 3.2%
478,091	Apple, Inc.*	83,163,929
1,181,555	Hewlett-Packard Co.	54,765,074
		137,929,003
Containers – Metal and Glass – 2.7%
2,006,195	Crown Holdings, Inc.*	53,846,274
1,189,070	Owens-Illinois, Inc.*,**,#	65,577,210
		119,423,484
Cosmetics and Toiletries – 1.5%
1,639,565	Avon Products, Inc.	63,975,826
Decision Support Software – 0.2%
258,684	MSCI, Inc.*	8,024,378
Diversified Operations – 4.8%
1,222,565	Cooper Industries, Ltd. – Class A	51,824,530
671,660	Danaher Corp.	52,402,913
1,108,335	Ingersoll-Rand Co. – Class A	49,187,907
464,462	Siemens A.G.**	55,036,478
		208,451,828
Drug Delivery Systems – 1.1%
1,199,850	Hospira, Inc.*	49,373,828
Electric – Generation – 1.8%
4,569,295	AES Corp.*	79,322,961
Electronic Components – Semiconductors – 2.9%
14,207,566	ARM Holdings PLC**	28,229,611
1,206,025	Microsemi Corp.*,#	29,547,613
92,986	Samsung Electronics Company, Ltd.**	66,216,396
		123,993,620
Energy – Alternate Sources – 2.4%
4,360,449	JA Solar Holdings Company, Ltd. (ADR)*,#	104,694,380
Enterprise Software/Services – 1.2%
2,526,330	Oracle Corp.*	52,673,981
Entertainment Software – 1.1%
919,514	Electronic Arts, Inc.*	47,327,386
Finance – Credit Card – 0.3%
295,160	American Express Co.	14,173,583
Finance – Investment Bankers/Brokers – 0.9%
675,020	JP Morgan Chase & Co.	32,164,703
420,197	optionsXpress Holdings, Inc.#	9,021,630
		41,186,333
Finance – Mortgage Loan Banker – 0.8%
1,171,835	Fannie Mae	33,162,931
Finance – Other Services – 0.7%
66,325	CME Group, Inc.	30,340,371
Food – Miscellaneous/Diversified – 1.4%
1,300,991	Kraft Foods, Inc. – Class A	41,150,345
45,656	Nestle S.A.**	21,877,559
		63,027,904
Food – Retail – 0.3%
1,748,572	Tesco PLC**	14,777,792
Independent Power Producer – 1.2%
1,146,522	NRG Energy, Inc.*	50,389,642
Investment Management and Advisory Services – 0.6%
942,015	National Financial Partners Corp.	25,359,044
Medical – Biomedical and Genetic – 2.8%
1,413,357	Celgene Corp.*	87,826,004
452,709	Genzyme Corp.*	31,848,078
		119,674,082
Medical – Drugs – 2.7%
1,556,640	Merck & Company, Inc.	59,214,586
200,523	Roche Holding A.G.**	33,399,027
438,100	Shire PLC (ADR)**,#	24,069,214
		116,682,827
Medical – HMO – 1.8%
1,760,502	Coventry Health Care, Inc.*	78,747,254

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds  April 30, 2008  39

Janus Research Fund

Schedule of Investments (unaudited)

As of April 30, 2008

Shares or Principal Amount		Value

Medical Instruments – 1.2%
1,231,280	St. Jude Medical, Inc.*	$53,905,438
Medical Products – 0.5%
320,665	Zimmer Holdings, Inc.*	23,780,516
Multimedia – 1.4%
693,100	McGraw-Hill Companies, Inc.	28,410,169
1,835,640	News Corporation, Inc. – Class A	32,857,956
		61,268,125
Networking Products – 1.6%
2,649,340	Cisco Systems, Inc.*,**	67,929,078
Oil and Gas Drilling – 1.0%
1,102,865	Nabors Industries, Ltd.*	41,401,552
Oil Companies – Exploration and Production – 1.2%
412,199	EOG Resources, Inc.	53,783,726
Oil Companies – Integrated – 3.1%
814,710	Hess Corp.	86,522,202
404,665	Petroleo Brasileiro S.A. (ADR)	49,134,424
		135,656,626
Oil Field Machinery and Equipment – 0.6%
506,199	Cameron International Corp.*	24,920,177
Oil Refining and Marketing – 2.7%
1,117,769	Reliance Industries, Ltd.	72,014,573
900,175	Valero Energy Corp.	43,973,549
		115,988,122
Optical Supplies – 0.6%
157,020	Alcon, Inc. (U.S. Shares)**	24,809,160
Physician Practice Management – 1.2%
749,555	Pediatrix Medical Group, Inc.*	50,984,731
Real Estate Management/Services – 0.3%
507,000	Mitsubishi Estate Company, Ltd.**	14,624,147
Real Estate Operating/Development – 1.7%
4,869,000	CapitaLand, Ltd.	24,546,983
9,606,000	Hang Lung Properties, Ltd.	39,133,911
208,667	St. Joe Co.#	8,486,487
		72,167,381
Reinsurance – 0.9%
8,326	Berkshire Hathaway, Inc. – Class B*	37,108,982
REIT – Diversified – 0.4%
1,192,522	CapitalSource, Inc.#	16,754,934
Retail – Apparel and Shoe – 2.5%
777,510	Abercrombie & Fitch Co. – Class A#	57,776,768
257,229	Industria de Diseno Textil S.A.**	14,056,972
1,089,810	Nordstrom, Inc.	38,426,701
		110,260,441
Retail – Consumer Electronics – 0.3%
149,620	Yamada Denki Company, Ltd.**	12,910,689
Retail – Drug Store – 1.8%
1,923,725	CVS/Caremark Corp.	77,660,778
Retail – Jewelry – 1.0%
1,025,520	Tiffany & Co.	44,651,141
Retail – Restaurants – 1.2%
199,320	Chipotle Mexican Grill, Inc. – Class B*	16,936,220
574,085	McDonald’s Corp.	34,203,985
		51,140,205
Semiconductor Components/Integrated Circuits – 4.2%
9,305,195	Atmel Corp.*	34,615,325
3,058,250	Cypress Semiconductor Corp.*	85,997,989
4,681,465	Marvell Technology Group, Ltd.*	60,624,972
		181,238,286
Semiconductor Equipment – 1.2%
1,164,995	KLA-Tencor Corp.	50,886,982
Telecommunication Equipment – 2.1%
4,638,465	Arris Group, Inc.*,#	37,571,567
1,116,980	CommScope, Inc.*	53,112,399
		90,683,966
Telecommunication Equipment – Fiber Optics – 1.5%
2,401,295	Corning, Inc.	64,138,589
Telecommunication Services – 2.2%
1,388,485	Amdocs, Ltd. (U.S. Shares)*	43,570,659
1,102,250	SAVVIS, Inc.*,#	16,147,963
1,730,734	Time Warner Telecom, Inc. – Class A*,#	33,922,386
		93,641,008
Television – 0.7%
2,844,256	British Sky Broadcasting Group PLC**	30,677,166
Therapeutics – 0.7%
597,193	Gilead Sciences, Inc.*	30,910,710
Tobacco – 1.5%
1,778,432	Altria Group, Inc.	35,568,640
577,647	Philip Morris International, Inc.*	29,477,326
		65,045,966
Toys – 0.7%
1,548,805	Mattel, Inc.	29,040,094
Transportation – Services – 2.0%
536,120	C.H. Robinson Worldwide, Inc.	33,604,002
751,495	United Parcel Service, Inc. – Class B	54,415,753
		88,019,755
Web Portals/Internet Service Providers – 0.7%
54,440	Google, Inc. – Class A*	31,264,348
Wireless Equipment – 2.6%
1,255,255	Crown Castle International Corp.*	48,766,657
1,007,580	QUALCOMM, Inc.	43,517,380
8,227,856	Telefonaktiebolaget L.M. Ericsson – Class B	20,969,712
		113,253,749

Total Common Stock (cost $3,884,044,406)		4,315,099,409

Money Markets – 1.4%
61,741,991	Janus Institutional Cash Management Fund – Institutional Shares, 2.82%	61,741,991
303,000	Janus Institutional Money Market Fund – Institutional Shares, 2.74%	303,000

Total Money Markets (cost $62,044,991)		62,044,991

Other Securities – 6.1%
119,003,707	Allianz Dresdner Daily Asset Fund†	119,003,707
35,642,846	Repurchase Agreements†	35,642,846

See Notes to Schedules of Investments and Financial Statements.

40  Janus Growth Funds  April 30, 2008

Schedule of Investments (unaudited)

As of April 30, 2008

Shares or Principal Amount		Value

Other Securities – (continued)
108,923,839	Time Deposits†	$108,923,839

Total Other Securities (cost $263,570,392)		263,570,392

Total Investments (total cost $4,209,659,789) – 106.9%		4,640,714,792

Liabilities, net of Cash, Receivables and Other Assets – (6.9)%**		(298,871,492)

Net Assets – 100%		$4,341,843,300

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$27,524,252	0.6%
Belgium	25,336,818	0.5%
Bermuda	263,032,465	5.7%
Brazil	102,508,165	2.2%
Canada	58,423,440	1.3%
Cayman Islands	165,389,037	3.6%
Germany	85,389,234	1.8%
Guernsey	43,570,659	0.9%
Hong Kong	39,133,911	0.8%
India	97,367,957	2.1%
Japan	81,917,827	1.8%
Mexico	34,708,477	0.8%
Singapore	24,546,982	0.5%
South Korea	66,216,397	1.4%
Spain	14,056,972	0.3%
Sweden	20,969,712	0.5%
Switzerland	80,085,746	1.7%
United Kingdom	97,753,783	2.1%
United States††	3,312,782,958	71.4%

Total	$4,640,714,792	100.0%

††	Includes Short-Term Securities and Other Securities (64.4% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value in U.S. $	Gain/(Loss)

British Pound 5/14/08	30,500,000	$60,598,944	$1,058,484
British Pound 10/23/08	7,000,000	13,742,725	(68,925)
Euro 5/14/08	4,500,000	7,023,070	(628,683)
Euro 10/16/08	32,000,000	49,557,016	574,824
Japanese Yen 10/16/08	3,350,000,000	32,517,481	910,648
South Korean Won 5/14/08	20,650,000,000	20,602,436	2,036,385
Swiss Franc 10/23/08	34,300,000	33,139,133	(145,674)

Total		$217,180,805	$3,737,059

Total Return Swaps outstanding at April 30, 2008

	Notional	Return Paid	Return Received		Unrealized
Counterparty	Amount	by the Fund	by the Fund	Termination Date	Appreciation

Morgan Stanley Capital Services	$3,081,544	1-month Wynn Resorts, Ltd. plus Federal Funds rate minus 20 basis points	1-month Melco PBL Entertainment (Macau), Ltd. (ADR) plus Federal Funds rate plus 25 basis points	11/19/08	$2,971,348

Morgan Stanley Capital Services	939,211	1-month Wynn Resorts, Ltd. plus LIBOR minus 70 basis points	1-month Melco International Development, Ltd. plus LIBOR plus 45 basis points	12/11/08	606,670

Total					$3,578,018

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds  April 30, 2008  41

Janus Triton Fund (unaudited)	Ticker: JATTX

Fund Snapshot
A unique growth fund that focuses on small- and mid-sized companies believed to have solid growth potential.

Chad Meade
co-portfolio manager

Brian Schaub
co-portfolio manager

Performance Overview

For the six-month period ended April 30, 2008,  Janus Triton Fund returned (14.52)%. Meanwhile, the Fund’s benchmark, the Russell 2500tm Growth Index, returned (11.37)%.

Economic Overview

Turmoil in the credit markets, uncertainty surrounding the near-term outlook for the U.S. economy and a weaker corporate profit picture made for a volatile and difficult market environment over the past several months. While sentiment toward the end of the period improved and U.S. equity markets finished well above the mid-March lows, stocks were broadly lower during the six-month period ended April 30, 2008.

Additional subprime-related write-offs, slowing consumer spending and a softening labor market, accompanied by record commodity prices and rising inflation expectations, weighed on investor sentiment during the period. Stocks reached their lows in mid-March amid fears that credit conditions could suffer another setback given a deteriorating liquidity position at investment bank Bear Stearns. Prior to that, periodic liquidity injections by the Federal Reserve (Fed) failed to alleviate the stress in the credit markets. Financial markets stabilized somewhat after the Fed aggressively lowered the Federal Funds rate, expanded the collateral it would accept and played an instrumental role in JP Morgan Chase’s purchase of Bear Stearns. In the end, the Fed lowered its target interest rate from 4.50% to 2.00% during the period.

Overall, mid-cap stocks performed better than large- and small-cap stocks, while growth outperformed value stocks. For the broad market all sectors declined with the exception of energy, which turned in a gain for the six-month period amid record crude oil prices. Meanwhile, financials were the worst performing group, suffering from turmoil in the credit markets and larger-than-expected subprime-related write-downs. Information technology was also among the weakest performers while defensive sectors, like consumer staples, posted small declines. Following the March lows, the equity market’s rally at the end of the period can be attributed in part to improving sentiment as investors began to look ahead to a possible economic recovery. Nevertheless, concerns about elevated inflationary pressures, soft consumer spending, the weak housing market and the lingering possibility of more write-downs continued to weigh on the market.

Key Detractors

Data center and information technology (IT) services provider SAVVIS suffered on concerns that increasing supply in the industry could hamper further growth prospects, IT spending could be reduced in an economic slowdown and mis-steps by management in setting investors expectations. Longer term, we believe SAVVIS is well-positioned to take advantage of increased out-sourcing of non-core IT infrastructure. In addition, we think this recurring revenue business will benefit from pricing power and high incremental margins. As such, we added to our position.

Over the course of the period, shipping company Horizon Lines suffered on rumors of tax changes, a Department of Justice investigation relating to pricing issues in Puerto Rico, increased fuel costs and worries about the economic environment. We feel Horizon’s competitive position remains intact and feel it is likely to improve with new services. We believe the market has overreacted to the concerns and added to the position. In our opinion, stable volumes, pricing power and cash flows continue to make this a compelling risk/reward opportunity.

Key Contributors

Energy company Helmerich & Payne rose slightly over 70% during the period as this oil and gas driller continued to demand premium prices with their flex rigs. The company has locked in more than 50% of their contracts for 2008 and 2009 offering what we believe is good visibility into future results. We did, however, trim the position as the risk/reward profile was less compelling following the strong performance.

Sandridge Energy, an exploration and production company, primarily focused on natural gas rose over 40% during the period as strong production growth coupled with a growing reserve base and higher natural gas prices boosted performance. We opened the position over the course of the period and believe the company’s potential reserves, likely production growth, and competitive position in west Texas make for a compelling risk/reward profile.

42  Janus Growth Funds  April 30, 2008

(unaudited)

Outlook

Looking ahead, we will be paying close attention to the employment picture, the availability of credit and U.S. consumer confidence, among other things. Should the labor market continue to soften amid continued weakness in the housing market, further slowing in consumer spending is likely. While the government stimulus checks could provide a temporary boost, the current de-leveraging of the U.S. economy could take time to complete, possibly lessening the potential for a sharp rebound in economic activity. Inflation remains a concern for the markets as well, given record commodity prices and its recent elevated level. Although inflation is generally a lagging indicator and should ease with slowing economic growth, it deserves attention given its negative impact and the notion that inflation may limit the Fed’s options to further stimulate economic growth.

Although export growth has been strong, helping to offset domestic weakness, and corporate balance sheets are generally healthy, something that has provided support for equity prices, markets are likely to tread cautiously. Nevertheless, we remain committed to our fundamental investment approach in our effort to find opportunities that we believe represent an attractive risk/reward profile. As always, we will continue to emphasize bottom-up company analysis as our primary tool in our quest to add value for shareholders.

Thank you for your investment in Janus Triton Fund.

Janus Triton Fund At A Glance

5 Top Performers – Holdings

Contribution

Helmerich & Payne, Inc.	0.69%
Sandridge Energy, Inc.	0.33%
Old Dominion Freight Line, Inc.	0.33%
Respironics, Inc.	0.30%
C.H. Robinson Worldwide, Inc.	0.28%

5 Bottom Performers – Holdings

Contribution

SAVVIS, Inc.	(1.76)%
Horizon Lines, Inc. – Class A	(1.00)%
Tomotherapy, Inc.	(0.79)%
SiRF Technology Holdings, Inc.	(0.69)%
Euronet Worldwide, Inc.	(0.62)%

5 Top Performers – Sectors

		Fund Weighting	Russel 2500tm
	Fund Contribution	(% of Net Assets)	Growth Index Weighting

Energy	0.64%	5.83%	7.99%
Materials	0.10%	0.02%	6.39%
Utilities	0.00%	0.00%	1.13%
Consumer Staples	(0.02)%	0.01%	2.33%
Telecommunication Services	(0.33)%	3.87%	1.14%

5 Bottom Performers – Sectors

		Fund Weighting	Russel 2500tm
	Fund Contribution	(% of Net Assets)	Growth Index Weighting

Information Technology	(6.83)%	27.23%	19.84%
Consumer Discretionary	(3.80)%	14.55%	16.61%
Health Care	(3.03)%	12.57%	17.71%
Financials	(1.39)%	10.60%	8.54%
Industrials	(0.73)%	25.33%	18.33%

Janus Growth Funds  April 30, 2008  43

Janus Triton Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of April 30, 2008

SBA Communications Corp. – Class A Wireless Equipment	2.9%
Resources Connection, Inc. Human Resources	2.8%
Equinix, Inc. Web Hosting/Design	2.2%
Iron Mountain, Inc. Commercial Services	2.1%
Standard Parking Corp. Commercial Services	2.1%

12.1%

Asset Allocation – (% of Net Assets)
As of April 30, 2008

Emerging markets comprised 3.6% of total net assets.

*Includes Securities Sold Short of (1.4)%

Top Country Allocations – Long Positions (% of Investment Securities)
As of April 30, 2008

As of October 31, 2007

44  Janus Growth Funds  April 30, 2008

(unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2008				Expense Ratios – for the fiscal year ended October 31, 2007
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses
Janus Triton Fund	(14.52)%	2.90%	13.38%	1.13%	1.13%

Russell 2500tm Growth Index	(11.37)%	(3.56)%	7.79%

Lipper Quartile	–	1st	1st

Lipper Ranking – based on total return for Small-Cap Growth Funds	–	42/598	6/471

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least March 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Returns shown include fee waivers, if any, and without such waivers, the Fund’s returns would have been lower.

The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period.) Contractual waivers agreed to by Janus Capital, where applicable, are included in the prospectus under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. The Fund’s total operating expenses did not exceed the expense limit so no waivers were in effect for the most recent period presented.
See important disclosures on the next page.

Janus Growth Funds  April 30, 2008  45

Janus Triton Fund (unaudited)

The Fund’s performance may be affected by risks that include those associated with, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risks, portfolio holdings and other details.

Funds that invest in Real Estate Investment Trusts (REITs) may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity and interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

February 28, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – February 25, 2005

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(11/01/07)	(4/30/08)	(11/01/07- 4/30/08)†

Actual	$1,000.00	$854.80	$4.66

Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	$5.07

†	Expenses are equal to the annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

46  Janus Growth Funds  April 30, 2008

Janus Triton Fund

Schedule of Investments (unaudited)

As of April 30, 2008

Shares or Principal Amount		Value

Common Stock – 93.0%
Advertising Sales – 1.0%
33,378	Lamar Advertising Co. – Class A*,#	$1,319,766
Aerospace and Defense – 1.9%
38,140	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	1,589,675
28,630	TransDigm Group, Inc.*	1,087,081
		2,676,756
Auction House – Art Dealer – 1.2%
65,275	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)	1,628,611
Audio and Video Products – 1.7%
77,840	DTS, Inc.*,#	2,296,280
Casino Services – 1.5%
292,326	Elixir Gaming Technologies Inc.*	523,264
376,380	Elixir Gaming Technologies Inc.*	673,720
32,945	Scientific Games Corp. – Class A*,#	927,731
		2,124,715
Chemicals – Plastics – 0.4%
56,365	Metabolix, Inc.*,#	620,579
Commercial Banks – 1.7%
72,050	East West Bancorp, Inc.#	1,025,992
23,130	Westamerica Bancorporation#	1,351,717
		2,377,709
Commercial Services – 5.7%
42,615	CoStar Group, Inc.*	2,043,389
106,890	Iron Mountain, Inc.*	2,936,268
134,725	Standard Parking Corp.*	2,887,157
		7,866,814
Commercial Services – Finance – 2.3%
116,475	Euronet Worldwide, Inc.*,#	2,059,278
64,380	Riskmetrics Group, Inc.*,#	1,136,307
		3,195,585
Computer Software – 0.9%
56,880	Omniture, Inc.*,#	1,298,002
Consulting Services – 0.4%
97,240	Information Services Group, Inc.*,#	503,703
Decision Support Software – 1.1%
48,665	MSCI, Inc.*	1,509,588
Diagnostic Equipment – 1.4%
70,465	IMMUCOR, INC.*	1,901,146
Diagnostic Kits – 1.5%
39,630	IDEXX Laboratories, Inc.*	2,108,316
Distribution/Wholesale – 2.4%
47,885	MWI Veterinary Supply, Inc.*	1,650,596
61,571	NuCo2, Inc.*	1,703,054
		3,353,650
Diversified Operations – 3.4%
105,260	Barnes Group, Inc.#	2,745,181
948,000	Melco International Development, Ltd.	1,300,496
3,159,289	Polytec Asset Holdings, Ltd.	699,667
		4,745,344
Electronic Components – Semiconductors – 2.5%
522,981	ARM Holdings PLC	1,039,133
100,595	Microsemi Corp.*,**	2,464,577
		3,503,710
Electronic Connectors – 1.9%
55,380	Amphenol Corp. – Class A	2,557,448
Electronic Measuring Instruments – 1.1%
48,024	Trimble Navigation, Ltd.*,**	1,574,707
Energy – Alternate Sources – 1.3%
73,905	JA Solar Holdings Company, Ltd. (ADR)*	1,774,459
Enterprise Software/Services – 0.6%
66,435	Omnicell, Inc.*	798,549
Filtration and Separations Products – 2.1%
67,920	CLARCOR, Inc.**	2,849,923
Finance – Consumer Loans – 0.9%
99,860	Nelnet, Inc. – Class A#	1,277,209
Finance – Other Services – 1.6%
31,745	FCStone Group, Inc.*,#	1,314,878
96,205	MarketAxess Holdings, Inc.*	845,642
		2,160,520
Footwear and Related Apparel – 1.2%
57,455	Wolverine World Wide, Inc.	1,651,257
Human Resources – 2.8%
189,465	Resources Connection, Inc.*	3,829,088
Internet Applications Software – 1.2%
62,875	DealerTrack Holdings, Inc.*	1,209,715
931	E-Seikatsu Company, Ltd.*,#	401,764
		1,611,479
Machinery – General Industrial – 0.6%
1,475,570	Shanghai Electric Group Company, Ltd.#	832,193
Medical – Drugs – 1.3%
158,615	Achillion Pharmaceuticals, Inc.*	705,837
85,205	Array BioPharma, Inc.*	529,975
101,485	BioForm Medical, Inc.*,#	515,544
		1,751,356
Medical – HMO – 1.1%
57,700	OdontoPrev S.A.	1,489,637
Medical Instruments – 2.5%
74,160	CONMED Corp.*	1,892,563
149,005	Spectranetics, Corp.*	1,603,294
		3,495,857
Medical Products – 1.0%
139,865	Tomotherapy, Inc.*,#	1,365,082
Oil – Field Services – 1.1%
60,695	Acergy S.A. (ADR)	1,494,918
Oil and Gas Drilling – 1.1%
26,990	Helmerich & Payne, Inc.	1,450,713
Oil Companies – Exploration and Production – 2.2%
62,955	Petrohawk Energy Corp.*	1,488,256
32,700	Sandridge Energy, Inc.*	1,477,386
		2,965,642

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds  April 30, 2008  47

Janus Triton Fund

Schedule of Investments (unaudited)

As of April 30, 2008

Shares or Principal Amount		Value

Physician Practice Management – 2.4%
44,550	Healthways, Inc.*,#	$1,627,412
24,700	Pediatrix Medical Group, Inc.*	1,680,094
		3,307,506
Printing – Commercial – 1.4%
57,010	VistaPrint, Ltd.*,#	1,940,050
Publishing – Newspapers – 0.6%
44,865	Dolan Media*	777,959
Real Estate Operating/Development – 1.8%
76,060	Rodobens Negocios Imobiliarios S.A.	1,029,879
37,095	St. Joe Co.#	1,508,654
		2,538,533
REIT – Diversified – 1.2%
114,374	CapitalSource, Inc.	1,606,955
Retail – Apparel and Shoe – 2.0%
17,995	Abercrombie & Fitch Co. – Class A#	1,337,208
39,880	Nordstrom, Inc.	1,406,169
		2,743,377
Retail – Petroleum Products – 0.9%
49,850	World Fuel Services Corp.	1,224,316
Retail – Restaurants – 0.7%
9,280	Chipotle Mexican Grill, Inc. – Class A*	910,646
Retail – Sporting Goods – 0.8%
49,480	Zumiez, Inc.*,#	1,036,606
Semiconductor Components/Integrated Circuits – 2.3%
557,700	Atmel Corp.*	2,074,644
40,985	Cypress Semiconductor Corp.*	1,152,498
		3,227,142
Telecommunication Equipment – 2.0%
59,245	CommScope, Inc.*,**	2,817,100
Telecommunication Services – 4.4%
33,940	Amdocs, Ltd. (U.S. Shares)*	1,065,037
58,650	NeuStar, Inc. – Class A*	1,613,462
142,990	SAVVIS, Inc.*,**	2,094,803
68,410	Time Warner Telecom, Inc. – Class A*	1,340,836
		6,114,138
Theaters – 1.2%
82,735	National Cinemedia, Inc.#	1,585,203
Therapeutics – 0.7%
106,360	MannKind Corp.*,#	276,536
60,015	Theravance, Inc.*,#	749,587
		1,026,123
Transactional Software – 1.4%
74,425	Solera Holdings, Inc.*	1,920,909
Transportation – Equipment and Leasing – 1.3%
40,425	GATX Corp.	1,778,700
Transportation – Marine – 1.3%
165,385	Horizon Lines, Inc. – Class A**,#	1,744,812
Transportation – Services – 1.8%
22,635	C.H. Robinson Worldwide, Inc.	1,418,762
428,000	Integrated Distribution Services Group, Ltd.	1,070,996
		2,489,758
Transportation – Truck – 2.2%
50,265	Forward Air Corp.#	1,713,533
40,995	Old Dominion Freight Line, Inc.*,#	1,258,547
		2,972,080
Web Hosting/Design – 3.1%
33,410	Equinix, Inc.*,**	3,020,932
204,650	Terremark Worldwide, Inc.*,#	1,231,993
		4,252,925
Wireless Equipment – 2.9%
123,520	SBA Communications Corp. – Class A*,#	3,994,638

Total Common Stock (cost $131,877,589)		127,969,787

Money Markets – 7.8%
3,223,446	Janus Institutional Cash Management Fund – Institutional Shares, 2.82%	3,223,446
7,493,801	Janus Institutional Money Market Fund – Institutional Shares, 2.74%	7,493,800

Total Money Markets (cost $10,717,246)		10,717,246

Other Securities – 15.8%
7,801,030	Allianz Dresdner Daily Asset Fund†	7,801,030
3,443,958	Repurchase Agreements†	3,443,958
	Time Deposits:
830,753	Abbey National Treasury, N.A., 2.375%, 5/1/08†	830,753
370,647	ABN-AMRO Bank N.V., N.A., 2.26%, 5/1/08†	370,647
432,308	BNP Paribas, New York, N.A., 2.50%, 5/1/08†	432,308
864,615	Calyon, N.A., 2.50%, 5/1/08†	864,615
300,917	Chase Bank USA, N.A., 2.25%, 5/1/08†	300,917
951,077	Danske Bank, Cayman Islands, N.A., 2.53%, 5/1/08†	951,077
605,231	Deutsche Bank A.G., N.A., 2.30%, 5/1/08†	605,231
864,615	Dexia Bank S.A. Brussels, N.A., 2.50%, 5/1/08†	864,615
864,615	ING Bank N.V., Amsterdam, N.A., 2.4375%, 5/1/08†	864,615
864,615	Lloyd’s TSB Group PLC, N.A., 2.45%, 5/1/08†	864,615
127,921	Natixis, N.A., 2.38%, 5/1/08†	127,921
864,615	Natixis, N.A., 2.43%, 5/1/08†	864,615
864,615	Nordea Bank Finland PLC, N.A., 2.50%, 5/1/08†	864,615
853,507	Svenska Handelsbanken, N.A., 2.40%, 5/1/08†	853,507
864,615	Wells Fargo Bank, N.A., 2.375%, 5/1/08†	864,615

Total Other Securities (cost $21,769, 654)		21,769,654

Total Investments (total cost $164,364,489) – 116.6%		160,456,687

Securities Sold Short – (1.4)%
Hazardous Waste Disposal – (0.4)%
11,955	Stericycle, Inc.*	(638,158)
Retail – Apparel and Shoe – (0.5)%
13,685	J. Crew Group, Inc.*	(650,037)

See Notes to Schedules of Investments and Financial Statements.

48  Janus Growth Funds  April 30, 2008

Schedule of Investments (unaudited)

As of April 30, 2008

Shares or Principal Amount		Value

Web Hosting/Design – (0.5)%
74,855	Website Pros, Inc.*	$(673,695)

Total Securities Sold Short (proceeds $1,909,749) – (1.4)%		(1,961,890)

Liabilities, net of Cash, Receivables and Other Assets – (15.2)%		(20,942,832)

Net Assets – 100%		$137,551,965

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$3,011,047	1.9%
Brazil	4,109,191	2.6%
Canada	1,628,611	1.0%
Cayman Islands	2,474,126	1.5%
China	832,193	0.5%
Guernsey	1,065,037	0.7%
Hong Kong	1,300,496	0.8%
Japan	401,764	0.3%
Luxembourg	1,494,918	0.9%
United Kingdom	1,039,133	0.6%
United States††	143,100,171	89.2%

Total	$160,456,687	100.0%

††	Includes Short-Term Securities and Other Securities (68.9% excluding Short-Term Securities and Other Securities)

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

United States	($1,961,890)	100%

Total	($1,961,890)	100%

Schedule of Written Options – Calls	Value

Horizon Lines, Inc. – Class A expires May 2008 408 contracts exercise price $20.00	$(408)
SAVVIS, Inc. expires June 2008 479 contracts exercise price $20.00	(11,975)
Trimble Navigation, Ltd. expires November 2008 223 contracts exercise price $30.00	(122,650)

Total Written Options – Calls
(Premiums received $209,406)	$(135,033)

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds  April 30, 2008  49

Janus Twenty Fund (unaudited) (closed to new investors)	Ticker: JAVLX

Fund Snapshot
This high conviction fund invests primarily in companies we believe have sustainable businesses with large addressable markets that trade at attractive valuations.

Ron Sachs
portfolio manager

Performance Overview

This is my first letter as portfolio manager of Janus Twenty Fund. I took over the Fund on January 1, 2008. For the six-month period ended April 30, 2008, the Fund returned 2.39% versus a return of (9.28)% for the Fund’s primary benchmark, the Russell 1000® Growth Index. The Fund’s secondary benchmark, the S&P 500® Index, returned (9.64)% for the period. This outperformance was generated by holdings across a variety of sectors.

Since I am a new manager to many of you, I thought I should spend a little time discussing my investment philosophy. I share my predecessor’s focus on identifying great companies that I believe can grow and compound value over the long term. When the Fund’s previous portfolio manager and I managed different funds, we owned many of the same companies and leveraged the same exceptional team of research analysts. I believe in making the best long-term investment ideas big positions, which normally leads to a concentrated portfolio in terms of the number of positions held in the Fund, and to a low-turnover portfolio due to the length of time we typically hold these select names. I believe protecting the Fund against the downside is critical to delivering long-term results. One key to both downside protection and long-term value creation is identifying the strength and sustainability of a company’s barriers to competition, popularly referred to as a company’s “competitive moat.” I also believe a focus on valuation is key. I adjust position sizes in the Fund in response to the risk/reward profile we identify based on our valuation work. Finally, I avoid making sector or macro-economic “bets.” I look to build a portfolio of companies that I believe can deliver growth in any economic environment and I spend time thinking about the Fund’s overall exposures to sector headwinds and exogenous economic events. I feel this approach helps deliver more consistent performance than some might expect in a portfolio that is invested in 20-30 positions.

What Went Right

Janus’ conviction in a number of the Fund’s bigger holdings drove outperformance. Potash Corporation of Saskatchewan, the world’s largest miner of potash, was a standout performer. We believe that this company is extremely well positioned to deliver pricing and volume growth, as demand for agricultural commodities tend to increase over time. Potash is an essential component of fertilizer and we believe the industry dynamics and barriers to new competitors allow for a business with very strong pricing power over a multi-year cycle.

Hess, a leading energy exploration and production company, was a contributor to performance during the period. Hess’ strong performance was primarily due to the market’s realization that some of Hess’ recent discoveries off the coasts of Brazil and Africa have the potential to be extremely valuable. Our analysts’ ongoing conversations with management and others familiar with these geographies gave us early insight into the potential size of these finds. We continue to believe that Hess is extremely well positioned to grow its resource base and earnings due to its exciting portfolio of discoveries and prospects.

ABB, a leading provider of electricity transmission and distribution products was a new position in the Fund and another important contributor. We were able to take advantage of some fears in the market early this year to build a position. We believe global spending on electric transmission networks will be strong for an extended period as developed markets rebuild their networks after decades of underinvestment. We believe additional demand has come from emerging economies building new electric transmission networks as a foundation for their future economic growth. We believe ABB is the leader in most critical technologies. This leadership was reflected in leading market shares globally and superior profitability. We see a potential for further profitability in the future.

What Went Wrong

There were a few disappointments during the period as well. Google, the leading internet search engine, was a weak performer during the period. Google stock was down on valuation concerns and fears that an economic slowdown would slow growth. We trimmed our exposure to the stock in early 2008 to reflect the risk/reward profile, but have been encouraged by Google’s ability to continue to outgrow the market while sacrificing some revenues in the short term to improve the user experience for both advertisers and search customers. Internet search is proving to be an industry where the leading players have a significant competitive advantage over competitors with smaller market shares – we believe strong market share and strong technology are creating

50  Janus Growth Funds  April 30, 2008

(unaudited)

what may be a sizeable and enduring competitive moat for Google.

Additional detractors were investment banks Bear Stearns and Goldman Sachs Group. Bear Stearns suffered significant losses during the U.S. mortgage meltdown. We exited the position very early in 2008 over concerns that their two key franchises of prime brokerage and fixed-income issuance would be challenged. It proved to be a well-timed sale as the stock declined further.

Despite avoiding the subprime mortgage losses that hit most major financial institutions, Goldman Sachs underperformed during the period because investors feared that future limits on leverage and the potential for shrinking securities markets would temper Goldman Sachs’ future earnings prospects. While these concerns may be valid in the short term, we focus on long-term opportunities for the companies in the Fund. We believe Goldman Sachs has distinguished itself from its peers over many years with better growth and superior returns. We anticipate increased consumption of sophisticated financial products by individuals, governments and corporations globally and believe Goldman Sachs may be well positioned over the long term to profitably deliver these products.

Outlook

There have been some changes to the Fund during the period. I have added some new positions we are particularly excited about, eliminated some positions that do not fit with my investment philosophy and adjusted position sizes to reflect the risk/reward profiles as I view them.

Looking forward, I will continue to focus on individual company fundamentals and build the Fund stock by stock. That said, the macroeconomic environment influences the fundamentals of every company we own and analyze. I believe the U.S. economy is already in a recession. The stock market anticipated this recession in late 2007, cutting the value of many economically sensitive stocks by 30% or more. In early 2008, the cumulative weight of evidence of a U.S. slowdown caused investors around the globe to discount the possibility that the deceleration could be severe and would drag down growth rates globally. This global panic has created some exciting buying opportunities for those of us focused on long-term company fundamentals. I am excited about the growth prospects of the companies we own.

Thank you for your investment in Janus Twenty Fund. I look forward to reporting results in the future.

Janus Growth Funds  April 30, 2008  51

Janus Twenty Fund (unaudited)

Janus Twenty Fund At A Glance

5 Top Performers – Holdings

Contribution

Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	3.67%
Hess Corp.	1.72%
Syngenta A.G.	1.03%
ABB, Ltd.	0.87%
Gilead Sciences, Inc.	0.60%

5 Bottom Performers – Holdings

Contribution

Google, Inc. – Class A	(1.38)%
Goldman Sachs Group, Inc.	(0.98)%
Las Vegas Sands Corp.	(0.72)%
Apple, Inc.	(0.60)%
Bear Stearns Companies, Inc.	(0.43)%

5 Top Performers – Sectors

		Fund Weighting	Russell 1000®
	Fund Contribution	(% of Net Assets)	Growth Index Weighting

Materials	5.38%	21.12%	3.56%
Energy	2.67%	12.06%	8.83%
Industrials	0.77%	3.41%	13.13%
Health Care	0.47%	16.45%	16.02%
Consumer Staples	0.09%	9.87%	10.68%

5 Bottom Performers – Sectors

		Fund Weighting	Russell 1000®
	Fund Contribution	(% of Net Assets)	Growth Index Weighting

Financials	(2.82)%	8.35%	6.86%
Information Technology	(2.24)%	21.86%	27.36%
Consumer Discretionary	(1.70)%	6.88%	11.43%
Utilities	0.00%	0.00%	1.44%
Telecommunication Services	0.00%	0.00%	0.68%

52  Janus Growth Funds  April 30, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of April 30, 2008

Research In Motion, Ltd. (U.S. Shares) Computers	8.1%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares) Agricultural Chemicals	7.0%
Gilead Sciences, Inc. Therapeutics	5.6%
Apple, Inc. Computers	5.6%
Google, Inc. – Class A Web Portals/Internet Service Providers	4.9%

31.2%

Asset Allocation – (% of Net Assets)
As of April 30, 2008

Emerging markets comprised 4.8% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of April 30, 2008

As of October 31, 2007

Janus Growth Funds  April 30, 2008  53

Janus Twenty Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2008						Expense Ratio – for the fiscal year ended October 31, 2007
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Twenty Fund(1)	2.39%	30.92%	20.49%	8.29%	14.26%	0.88%

Russell 1000® Growth Index	(9.28)%	(0.23)%	9.52%	1.66%	10.84%

S&P 500® Index	(9.64)%	(4.68)%	10.62%	3.89%	11.93%

Lipper Quartile	–	1st	1st	1st	1st

Lipper Ranking – based on total return for Large-Cap Growth Funds	–	1/748	1/528	4/250	1/36

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period.)
The Fund’s performance may be affected by risks that include those associated with non-diversification, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com for more information about risks, portfolio holdings and other details.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Annual expense ratios include dividends on interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the fund sells short pay dividends or interest and the amount of such dividends or interest.

Returns include reinvestment of dividends from investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

(1) Closed to new investors.

*	The Fund’s inception date – April 30, 1985

54  Janus Growth Funds  April 30, 2008

(unaudited)

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(11/1/07)	(4/30/08)	(11/1/07-4/30/08)†

Actual	$1,000.00	$1,023.90	$4.23

Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.22

†	Expenses are equal to the annualized expense ratio of 0.84%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Janus Growth Funds  April 30, 2008  55

Janus Twenty Fund

Schedule of Investments (unaudited)

As of April 30, 2008

Shares or Principal Amount		Value

Common Stock – 91.0%
Aerospace and Defense – 0.9%
12,639,458	BAE Systems PLC	$116,524,173
Agricultural Chemicals – 12.7%
2,953,540	Monsanto Co.	336,762,631
4,902,870	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	901,882,936
1,390,676	Syngenta A.G.	411,965,703
		1,650,611,270
Agricultural Operations – 3.6%
4,109,675	Bunge, Ltd.#	468,872,821
Audio and Video Products – 2.1%
5,951,965	Sony Corp. (ADR)	272,540,477
Casino Hotels – 1.7%
2,852,845	Las Vegas Sands Corp.*,#	217,443,846
Computers – 13.7%
4,190,620	Apple, Inc.*	728,958,349
8,632,255	Research In Motion, Ltd. (U.S. Shares)*	1,049,941,175
		1,778,899,524
Cosmetics and Toiletries – 0.2%
412,515	Procter & Gamble Co.	27,659,131
Diversified Minerals – 4.8%
15,780,640	Companhia Vale do Rio Doce (ADR)#	616,707,411
Engineering-Research and Development Services – 4.5%
19,022,867	ABB, Ltd.	583,321,645
Enterprise Software/Services – 2.0%
12,084,330	Oracle Corp.*	251,958,281
Entertainment Software – 0.8%
1,998,780	Electronic Arts, Inc.*	102,877,207
Finance – Investment Bankers/Brokers – 5.5%
2,166,180	Goldman Sachs Group, Inc.	414,541,867
3,661,620	Lehman Brothers Holdings, Inc.#	161,990,069
2,598,280	Merrill Lynch & Company, Inc.	129,472,292
		706,004,228
Finance – Other Services – 1.3%
363,120	CME Group, Inc.#	166,109,244
Medical – Biomedical and Genetic – 5.7%
9,833,846	Celgene Corp.*	611,075,191
1,939,626	Genentech, Inc.*,#	132,282,493
		743,357,684
Medical – Drugs – 0.9%
718,483	Roche Holding A.G.	119,670,229
Networking Products – 1.9%
9,526,635	Cisco Systems, Inc.*	244,262,921
Oil Companies – Exploration and Production – 6.2%
1,575,080	Apache Corp.	212,131,774
1,652,972	EOG Resources, Inc.#	215,679,787
4,567,825	Occidental Petroleum Corp.	380,088,718
		807,900,279
Oil Companies – Integrated – 4.2%
5,163,405	Hess Corp.	548,353,611
Optical Supplies – 2.8%
2,270,840	Alcon, Inc. (U.S. Shares)#	358,792,720
Retail – Apparel and Shoe – 0.9%
2,112,451	Industria de Diseno Textil S.A.#	115,440,581
Retail – Consumer Electronics – 1.0%
1,476,470	Yamada Denki Company, Ltd.#	127,404,391
Retail – Drug Store – 3.1%
9,867,010	CVS/Caremark Corp.	398,331,194
Therapeutics – 5.6%
14,108,775	Gilead Sciences, Inc.*	730,270,194
Web Portals/Internet Service Providers – 4.9%
1,115,466	Google, Inc. – Class A*	640,600,969

Total Common Stock (cost $6,507,861,325)		11,793,914,031

Money Markets – 7.4%
410,632,853	Institutional Cash Management Fund – Institutional Shares, 2.82%	410,632,853
547,533,260	Janus Institutional Money Market Fund – Institutional Shares, 2.74%	547,533,260

Total Money Markets (cost $958,166,113)		958,166,113

Other Securities – 7.5%
84,711,460	Allianz Dresdner Daily Asset Fund†	84,711,460
217,871,127	Repurchase Agreements†	217,871,127
	Time Deposits:
52,554,957	Abbey National Treasury Services, N.A., 2.375%, 5/1/08†	52,554,957
23,447,782	ABN-Amro Bank N.V., N.A., 2.26%, 5/1/08†	23,447,782
27,348,582	BNP Paribas, New York, N.A., 2.50%, 5/1/08†	27,348,582
54,697,165	Calyon, N.A., 2.50%, 5/1/08†	54,697,165
19,036,579	Chase Bank U.S.A., N.A., 2.25%, 5/1/08†	19,036,579
60,166,881	Danske Bank A/S Cayman, N.A., 2.53%, 5/1/08†	60,166,881
38,288,015	Deutsche Bank A.G., N.A., 2.30%, 5/1/08†	38,288,015
54,697,165	Dexia Bank S.A. Brussels, N.A., 2.50%, 5/1/08†	54,697,165
54,697,165	ING Bank N.V. Amsterdam, N.A., 2.4375%, 5/1/08†	54,697,165
54,697,165	Lloyd’s TSB Bank PLC London, N.A., 2.45%, 5/1/08†	54,697,165
8,092,528	Natixis, N.A., 2.38%, 5/1/08†	8,092,528
54,697,165	Natixis, N.A., 2.43%, 5/1/08†	54,697,165
54,697,165	Nordea Bank PLC Finland, N.A., 2.50%, 5/1/08†	54,697,165
53,994,404	Svenska Handelsbanken, N.A., 2.40%, 5/1/08†	53,994,404
54,697,165	Wells Fargo Bank, N.A., 2.375%, 5/1/08†	54,697,165

Total Other Securities (cost $968,392,470)		968,392,470

Total Investments (total cost $8,434,419,908) – 105.9%		13,720,472,614

Liabilities, net of Cash, Receivables and Other Assets – (5.9)%		(763,401,466)

Net Assets – 100%		$12,957,071,148

See Notes to Schedules of Investments and Financial Statements.

56  Janus Growth Funds  April 30, 2008

Schedule of Investments (unaudited)

As of April 30, 2008

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$468,872,821	3.4%
Brazil	616,707,411	4.5%
Canada	1,951,824,112	14.2%
Japan	399,944,869	2.9%
Spain	115,440,581	0.9%
Switzerland	1,473,750,296	10.7%
United Kingdom	116,524,173	0.9%
United States††	8,577,408,351	62.5%

Total	$13,720,472,614	100.0%

††	Includes Short-Term Securities and Other Securities (48.5% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds  April 30, 2008  57

Janus Venture Fund (unaudited) (closed to new investors)	Ticker: JAVTX

Fund Snapshot
This growth fund focuses on small companies, where there’s less Wall Street coverage and more opportunity for a research edge.

Will Bales
portfolio manager

Performance Overview

For the six-month period ended April 30, 2008, Janus Venture Fund returned (24.55)%. Meanwhile, the Fund’s primary and secondary benchmarks, the Russell 2000® Growth Index and the Russell 2000® Index, returned (14.14)% and (12.92)%, respectively.

Economic Overview

Turmoil in the credit markets, uncertainty surrounding the near-term outlook for the U.S. economy and a weaker corporate profit picture made for a volatile and difficult market environment over the past several months. While sentiment toward the end of the period improved and U.S. equity markets finished well above the mid-March lows, stocks were broadly lower during the six-month period ended April 30, 2008.

Additional subprime-related write-offs, slowing consumer spending and a softening labor market, accompanied by record commodity prices and rising inflation expectations, weighed on investor sentiment during the period. Stocks reached their lows in mid-March amid fears that credit conditions could suffer another setback given a deteriorating liquidity position at investment bank Bear Stearns. Prior to that, periodic liquidity injections by the Federal Reserve (Fed) failed to alleviate the stress in the credit markets. Financial markets stabilized somewhat after the Fed aggressively lowered the Federal Funds rate, expanded the collateral it would accept and played an instrumental role in JP Morgan Chase’s purchase of Bear Stearns. In the end, the Fed lowered its target interest rate from 4.50% to 2.00% during the period.

Overall, mid-cap stocks performed better than large- and small-cap stocks, while growth outperformed value stocks. For the broad market all sectors declined with the exception of energy, which turned in a gain for the six-month period amid record crude oil prices. Meanwhile, financials were the worst performing group, suffering from turmoil in the credit markets and larger-than-expected subprime-related write-downs. Information technology was also among the weakest performers while defensive sectors, like consumer staples, posted small declines. Following the March lows, the equity market’s rally at the end of the period can be attributed in part to improving sentiment as investors began to look ahead to a possible economic recovery. Nevertheless, concerns about elevated inflationary pressures, soft consumer spending, the weak housing market and the lingering possibility of more write-downs continued to weigh on the market.

Additionally, small-cap stocks have been under significant pressure since last summer and the period covered in this letter was no exception with the Russell 2000® Growth Index down over 14%. Pressure from the unwinding of leverage, liquidation of other small-cap players, and short selling have led to a negative impact on many of what we believe to be the highest-quality small-cap growth names. Within this environment, we focused on maintaining a diversified portfolio with what we feel are solid fundamental companies with strong management teams across market sectors and industries. We continue to believe an important measure of a company’s future health is the capability of its management team and how well they navigate these turbulent times.

Under certain circumstances and market conditions, we may initiate positions in put and call options in order to mitigate the risks and potentially enhance the performance of the portfolio. The volatility in the U.S. equity markets over the past six months provided us with such an opportunity. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Fund.)

Information Technology Holdings Weighed on Performance

The Fund’s underperformance during the period was largely driven by weakness in the information technology sector. NaviSite, a web hosting and design company, was the largest detractor from performance. Much of the downward pressure on the stock occurred in the fourth quarter of 2007 as the company’s results suffered from contract delays during the reporting period. We added to our position on the belief that recurring revenue generated through a subscription-based model offers sustainable growth and that the high free cash flow yield makes for a compelling valuation.

SiRF Technology Holdings also fell short of our expectations during the period. SiRF fell slightly over 75% as the industry landscape changed with a new competitor driving down pricing. We sold the stock as a result of this change in competitive positioning.

58  Janus Growth Funds  April 30, 2008

(unaudited)

Select Financials and Industrials Holdings Aided Performance

In the financials sector Brazil’s largest real estate broker, LPS Brasil-Consultoria de Imoveis S.A., rose more than 25% in the period with much of the move coming at the end of 2007 as the company announced a joint venture to provide mortgages to its customers. In addition to an equal profit sharing agreement, LPS Brasil received an upfront payment equal to 20% of its market cap. We believe the joint venture will help streamline the secondary market for mortgages in Brazil as well as provide a source of future growth for the company. Prior to the announcement of the joint venture, we had confidence in the management team’s ability to create value for shareholders and maintain that view going forward.

Our position in industrials company JA Solar Holdings was one of the top contributors to performance. While the company did offer conservative guidance toward the end of 2007, we believe over the long term their access to silicon will benefit their input costs. Along with what we believe to be a large addressable market in solar and alternative energy, we think JA Solar is a compelling long-term growth story. We added to JA Solar during the period as we believe the market is underestimating the future potential of alternative energy businesses.

Outlook

Looking ahead, we will be paying close attention to the employment picture, the availability of credit and U.S. consumer confidence, among other things. Should the labor market continue to soften amid continued weakness in the housing market, further slowing in consumer spending is likely. While the government stimulus checks could provide a temporary boost, the current de-leveraging of the U.S. economy could take time to complete, possibly lessening the potential for a sharp rebound in economic activity. Inflation remains a concern for the markets as well, given record commodity prices and its recent elevated level. Although inflation is generally a lagging indicator and should ease with slowing economic growth, it deserves attention given its negative impact and the notion that inflation may limit the Fed’s options to further stimulate economic growth.

Although export growth has been strong, helping to offset domestic weakness, and corporate balance sheets are generally healthy, something that has provided support for equity prices, markets are likely to tread cautiously. Nevertheless, we remain committed to our fundamental investment approach in our effort to find opportunities that we believe represent an attractive risk/reward profile. As always, we will continue to emphasize bottom-up company analysis as our primary tool in our quest to add value for shareholders.

Thank you for your investment in Janus Venture Fund.

Janus Growth Funds  April 30, 2008  59

Janus Venture Fund (unaudited)

Janus Venture Fund At A Glance

5 Top Performers – Holdings

Contribution

LPS Brasil – Consultoria de Imoveis S.A.	0.44%
JA Solar Holdings Company, Ltd. (ADR)	0.30%
Solera Holdings, Inc.	0.26%
United Therapeutics Corp.	0.21%
Carrizo Oil & Gas, Inc.	0.20%

5 Bottom Performers – Holdings

Contribution

NaviSite, Inc.	(1.38)%
SiRF Technology Holdings, Inc.	(1.01)%
VistaPrint, Ltd.	(0.91)%
DealerTrack Holdings, Inc.	(0.86)%
Jarden Corp.	(0.82)%

5 Top Performers – Sectors

		Fund Weighting	Russell 2000®
	Fund Contribution	(% of Net Assets)	Growth Index Weighting

Materials	0.10%	0.02%	3.99%
Other*	0.06%	0.06%	0.00%
Utilities	0.00%	0.00%	0.57%
Consumer Staples	(0.09)%	0.06%	2.45%
Telecommunication Services	(0.25)%	0.99%	1.22%

5 Bottom Performers – Sectors

		Fund Weighting	Russell 2000®
	Fund Contribution	(% of Net Assets)	Growth Index Weighting

Information Technology	(10.08)%	34.52%	22.25%
Consumer Discretionary	(5.43)%	17.68%	15.73%
Health Care	(3.63)%	14.76%	21.08%
Industrials	(3.41)%	19.41%	16.72%
Financials	(1.50)%	8.81%	8.21%

*	Industry not classified by Global Classification Standard.

60  Janus Growth Funds  April 30, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of April 30, 2008

Ultimate Software Group, Inc. Enterprise Software/Services	4.1%
Equinix, Inc. Web Hosting/Design	3.5%
VistaPrint, Ltd. Printing – Commercial	3.0%
LPS Brasil – Consultoria de Imoveis S.A. Real Estate Management/Services	2.9%
CoStar Group, Inc. Commercial Services	2.7%

16.2%

Asset Allocation – (% of Net Assets)
As of April 30, 2008

Emerging markets comprised 4.3% of total net assets.

*Includes Securities Sold Short of (1.9)%

Top Country Allocations – Long Positions (% of Investment Securities)
As of April 30, 2008

As of October 31, 2007

Janus Growth Funds  April 30, 2008  61

Janus Venture Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2008						Expense Ratio – for the fiscal year ended October 31, 2007
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Venture Fund(1)	(24.55)%	(11.25)%	15.99%	7.39%	12.66%	0.88%

Russell 2000® Growth Index	(14.14)%	(6.71)%	13.32%	2.20%	7.55%

Russell 2000® Index	(12.92)%	(10.96)%	13.76%	5.33%	10.04%

Lipper Quartile	–	3rd	1st	1st	1st

Lipper Ranking – based on total return for Small-Cap Growth Funds	–	410/598	35/395	44/187	1/11

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period.)
The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives, and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risks, portfolio holdings and other details.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

(1) Closed to new investors.

*	The Fund’s inception date – April 30, 1985

62  Janus Growth Funds  April 30, 2008

(unaudited)

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(11/1/07)	(4/30/08)	(11/1/07-4/30/08)†

Actual	$1,000.00	$754.50	$3.84

Hypothetical (5% return before expenses)	$1,000.00	$1,020.49	$4.42

†	Expenses are equal to the annualized expense ratio of 0.88%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Janus Growth Funds  April 30, 2008  63

Janus Venture Fund

Schedule of Investments (unaudited)

As of April 30, 2008

Shares/Principal/Contract Amounts		Value

Common Stock – 99.3%
Advanced Materials/Products – 0.5%
171,161	Ceradyne, Inc.*,#	$6,668,433
Advertising Agencies – 0.4%
539,695	MDC Partners, Inc. (U.S. Shares) – Class A*	4,430,896
Advertising Sales – 0.3%
160,065	Airmedia Group, Inc. (ADR)*,#	3,178,891
Agricultural Chemicals – 0.4%
99,245	Intrepid Potash, Inc.*	4,713,145
Applications Software – 0.6%
564,105	Quest Software, Inc.*	7,513,879
Audio and Video Products – 0.9%
361,845	DTS, Inc.*,#	10,674,428
Automotive – Truck Parts and Equipment – Replacement – 0.3%
588,688	Motorcar Parts of America, Inc.*,§,£	3,979,531
Building and Construction – Miscellaneous – 0.1%
9,940,804	Dore Holdings, Ltd.	1,042,700
Casino Hotels – 0.4%
1,451,136	Century Casinos, Inc.*,#,£	4,817,772
Casino Services – 1.6%
4,404,201	Elixir Gaming Technologies, Inc.*,£	7,883,520
347,580	Elixir Gaming Technologies, Inc.*,#	622,168
482,833	Pokertek, Inc.*,£	1,767,169
5,453,641	Progressive Gaming International Corp.*,#,£	9,325,726
		19,598,583
Chemicals – Plastics – 0.2%
213,595	Metabolix, Inc.*,#	2,351,681
Commercial Services – 4.6%
723,415	CoStar Group, Inc.*	34,687,748
156,220	HMS Holdings, Corp.*	4,025,789
2,346,939	Intermap Technologies, Ltd.*,£	13,357,132
229,805	Providence Service Corp.*,#	6,466,713
		58,537,382
Commercial Services – Finance – 2.5%
254,280	Bankrate, Inc.*,#	13,283,587
444,050	Euronet Worldwide, Inc.*,#	7,850,804
567,390	Riskmetrics Group, Inc.*,#	10,014,434
		31,148,825
Computer Graphics – 0.9%
817,532	Monotype Imaging Holdings, Inc.*,**,#	11,976,844
Computer Services – 0.8%
3,140,420	LivePerson, Inc.*,#,£	10,583,215
Computer Software – 1.6%
878,050	Omniture, Inc.*,**,#	20,037,101
Computers – Memory Devices – 1.0%
594,210	Data Domain, Inc.*,#	12,924,068
Computers – Other – 0.3%
39,045,345	A-Max Holdings, Ltd.*	3,889,699
Consulting Services – 1.7%
263,911	Huron Consulting Group, Inc.*,#	11,047,315
1,961,073	Information Services Group, Inc.*,#,£	10,158,358
		21,205,673
Consumer Products – Miscellaneous – 1.7%
983,640	Jarden Corp.*,#	20,971,205
Decision Support Software – 0.3%
134,100	MSCI, Inc.*	4,159,782
Diagnostic Equipment – 0.4%
192,620	Immucor, Inc.*	5,196,888
Distribution/Wholesale – 1.5%
269,866	MWI Veterinary Supply, Inc.*	9,302,281
367,880	NuCo2, Inc.*,£	10,175,561
		19,477,842
Diversified Operations – 1.6%
238,985	Barnes Group, Inc.**,#	6,232,729
28,151,608	Polytec Asset Holdings, Ltd.	6,234,554
5,207,943	Wyndcrest Holdings LLC*, º º,§,£	7,291,120
		19,758,403
Drug Delivery Systems – 1.0%
904,930	I-Flow Corp.*,#	12,080,816
E-Commerce/Products – 1.5%
313,535	Mercadolibre, Inc.*,#	15,858,601
973,061	Parent Company*,£	2,627,267
29,670	Parent Company*,#	80,109
		18,565,977
E-Commerce/Services – 0.4%
3,127,885	Think Partnership, Inc.*,#,£	2,627,423
4,720,398	Workstream, Inc. (U.S. Shares)*,#,£	2,827,519
		5,454,942
Electronic Components – Semiconductors – 1.4%
673,620	IPG Photonics Corp.*,#	11,269,662
282,445	Microsemi Corp.*,**	6,919,903
		18,189,565
E-Marketing/Information – 0.5%
34,869	comScore, Inc.*	657,978
271,900	Constant Contact, Inc.*,#	4,853,415
		5,511,393
Energy – Alternate Sources – 1.9%
1,012,125	JA Solar Holdings Company, Ltd. (ADR)*	24,301,121
Engineering – Research and Development Services – 0.3%
172,125	Stanley, Inc.*	4,342,714
Enterprise Software/Services – 5.1%
178,170	Concur Technologies, Inc.*,#	5,904,554
262,550	MedAssets, Inc.*,#	3,940,876
108,950	Omnicell, Inc.*	1,309,579
229,245	Salary.com, Inc.*	1,478,630
1,565,590	Ultimate Software Group, Inc.*,**,£	51,335,695
		63,969,334
E-Services/Consulting – 0.9%
804,165	GSI Commerce, Inc.*,#	11,193,977
Finance – Investment Bankers/Brokers – 1.5%
229,155	Duff & Phelps Corp.*,#	4,140,831
362,930	Evercore Partners, Inc. – Class A	6,119,000
417,485	optionsXpress Holdings, Inc.*	8,963,403
		19,223,234
Finance – Other Services – 0.7%
220,805	FCStone Group, Inc.*,#	9,145,743

See Notes to Schedules of Investments and Financial Statements.

64  Janus Growth Funds  April 30, 2008

Schedule of Investments (unaudited)

As of April 30, 2008

Shares/Principal/Contract Amounts		Value

Firearms and Ammunition – 1.3%
1,256,365	Smith & Wesson Holding Corp.*,#	$9,422,737
1,052,040	Sturm Ruger and Company, Inc.*,£	7,911,341
		17,334,078
Gambling – Non-Hotel – 0.7%
907,650	Great Canadian Gaming Corp.*	9,150,425
Hotels and Motels – 1.1%
1,901,500	Kingdom Hotel Investments (GDR)*	13,880,950
Human Resources – 1.7%
335,890	HireRight, Inc.*	3,026,369
233,559	Kenexa Corp.*,#	4,084,947
781,740	Resources Connection, Inc.*	15,798,965
		22,910,281
Identification Systems and Devices – 1.0%
864,775	L-1 Identity Solutions, Inc.*,#	12,461,408
Internet Applications Software – 1.0%
638,620	DealerTrack Holdings, Inc.*,#	12,287,049
Internet Content – Information/News – 1.1%
1,640,185	Health Grades, Inc.*,£	9,119,429
416,620	TechTarget*,#	5,591,040
		14,710,469
Investment Companies – 0.7%
609,288	Hercules Technology Growth Capital, Inc.	6,184,273
260,960	UTEK Corp.*,#	2,768,786
		8,953,059
Marine Services – 0.6%
1,548,955	Odyssey Marine Exploration, Inc.*,#	7,481,453
Medical – Biomedical and Genetic – 0.6%
359,330	Acorda Therapeutics, Inc.*	7,563,897
Medical – Nursing Homes – 0.5%
499,050	Skilled Healthcare Group, Inc.*	6,038,505
Medical – Outpatient and Home Medical Care – 1.2%
684,932	Hythiam, Inc.*	1,856,166
1,549,375	Hythiam, Inc.*	4,198,806
557,450	LHC Group LLC*,#	8,696,220
		14,751,192
Medical Instruments – 0.5%
140,679	CONMED Corp.*	3,590,128
151,130	Trans1 Inc.*,#	1,972,247
		5,562,375
Medical Labs and Testing Services – 0.9%
205,893	Bio-Reference Laboratories, Inc.*,#	5,184,386
235,792	Genoptix, Inc.*,#	6,467,774
		11,652,160
Medical Products – 2.1%
9,242	Orthofix International N.V.*	284,284
891,275	PSS World Medical, Inc.*,#	14,679,300
1,183,636	Tomotherapy, Inc.*,#	11,552,287
		26,515,871
Motion Pictures and Services – 2.4%
2,915,560	Lions Gate Entertainment Corp. (U.S. Shares)*,#	29,942,801
MRI and Medical Diagnostic Imaging Center – 0.5%
539,695	Radnet, Inc.*,#	3,777,865
208,247	Virtual Radiologic Corp.*,#,£	2,909,211
		6,687,076
Networking Products – 2.2%
735,360	Infinera Corp.*,#	9,309,658
776,470	Starent Networks Corp.*,#	12,283,755
388,915	Switch and Data, Inc.*,#	5,888,173
		27,481,586
Oil – Field Services – 1.0%
563,928	Flint Energy Services, Ltd.*	12,608,283
Oil Companies – Exploration and Production – 1.4%
277,860	Carrizo Oil & Gas, Inc.*,**,#	17,641,331
Pharmacy Services – 1.3%
581,020	HealthExtras, Inc.*	16,396,384
Physical Therapy and Rehabilitation Centers – 0.7%
268,880	Psychiatric Solutions, Inc.*,#	9,332,825
Physician Practice Management – 2.7%
200,460	Athenahealth, Inc.*,#	5,011,500
453,525	Healthways, Inc.*,**,#	16,567,267
192,210	Pediatrix Medical Group, Inc.*	13,074,124
		34,652,891
Printing – Commercial – 3.1%
178,660	Cenveo, Inc.*,#	1,834,838
1,121,479	VistaPrint, Ltd.*,#	38,163,930
		39,998,768
Private Corrections – 1.5%
712,880	Geo Group, Inc.*,**,#	18,855,676
Publishing – Newspapers – 0.7%
513,515	Dolan Media*,#	8,904,350
Real Estate Management/Services – 3.8%
691,720	E-House China Holdings, Ltd. (ADR)*,#	11,565,558
1,979,027	LPS Brasil – Consultoria de Imoveis S.A.	36,086,247
		47,651,805
Real Estate Operating/Development – 0.4%
343,165	Rodobens Negocios Imobiliarios S.A.	4,646,574
Retail – Perfume and Cosmetics – 0.1%
106,935	Ulta Salon, Cosmetics & Fragrance, Inc.*,#	1,513,130
Retail – Petroleum Products – 1.1%
557,110	World Fuel Services Corp.#	13,682,622
Retail – Sporting Goods – 1.0%
605,790	Zumiez, Inc.*,#	12,691,301
Retail – Video Rental – 0.2%
100,000	Genius Products, Inc.*	55,000
4,750,000	Genius Products, Inc.*,§,£	2,612,500
		2,667,500
Schools – 2.4%
366,464	American Public Education, Inc.*	11,803,805
684,565	Anhanguera Educacional*	11,411,477
50,825	Capella Education Co.*	3,277,704
290,355	Corinthian Colleges, Inc.*	3,295,529
		29,788,515

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds  April 30, 2008  65

Janus Venture Fund

Schedule of Investments (unaudited)

As of April 30, 2008

Shares/Principal/Contract Amounts		Value

Telecommunication Services – 2.8%
156,121	012 Smile.Communications, Ltd. (U.S. Shares)*	$1,658,005
775,570	NeuStar, Inc. – Class A*	21,335,930
515,205	SAVVIS, Inc.*,#	7,547,753
1,581,188	UCN, Inc.*,£	4,664,505
		35,206,193
Theaters – 1.0%
674,530	National Cinemedia, Inc.#	12,923,995
Toys – 1.3%
563,450	Marvel Entertainment, Inc.*,**,#	16,165,381
Transactional Software – 4.1%
613,660	Innerworkings, Inc.*,#	8,247,590
998,240	Solera Holdings, Inc.*	25,764,573
632,570	SXC Health Solutions Corp. (U.S. Shares)*,#	9,830,138
570,012	Yucheng Technologies Ltd. (U.S. Shares)*	8,590,081
		52,432,382
Transportation – Marine – 1.1%
1,323,123	Horizon Lines, Inc. – Class A**,#	13,958,948
Transportation – Truck – 1.8%
493,410	Forward Air Corp.**,#	16,820,347
218,250	Old Dominion Freight Line, Inc.*	6,700,275
		23,520,622
Veterinary Diagnostics – 0.2%
341,695	Animal Health International, Inc.*	3,003,499
Web Hosting/Design – 4.6%
482,567	Equinix, Inc.*,**,#	43,633,707
3,704,519	NaviSite Inc.*,£	14,410,579
		58,044,286
Wire and Cable Products – 0.9%
623,061	Fushi Copperweld, Inc.*	10,074,897
86,955	Fushi Copperweld, Inc.*	1,406,062
		11,480,959
Wireless Equipment – 0.2%
65,160	SBA Communications Corp. – Class A*	2,107,274

Total Common Stock (cost $1,177,609,380)		1,256,025,812

Warrants – 0%
Automotive – Truck Parts and Equipment – Replacement – 0%
88,303	Motorcar Parts of America, Inc. – expires 5/17/12 º º,§	43,348
Casino Services – 0%
146,926	Pokertek, Inc. – expires 4/23/12 º º,§	47,060
Retail – Video Rental – 0%
1,425,000	Genius Products, Inc. – expires 12/5/10 º º,§	35,625

Total Warrants (cost $1,994,295)		126,033

Purchased Options – Calls – 0.3%
80,391	Parent Company (LEAPS) expires October 2009 exercise price $6.40	38,041
20,231	Parent Company (LEAPS) expires October 2009 exercise price $6.85	8,794
2,000	Equinix, Inc. expires September 2008 exercise price $80.00**	3,240,000

Total Purchased Options – Calls (premiums paid $1,752,075)		3,286,835

Purchased Option – Puts – 0.1%
2,427	Horizon Lines, Inc. – Class A expires May 2008 exercise price $17.50 (premiums paid $278,315)	1,650,360

Money Markets – 0.5%
51,570	Janus Institutional Cash Management Fund – Institutional Shares, 2.82%	51,570
6,218,375	Janus Institutional Money Market Fund – Institutional Shares, 2.74%	6,218,375

Total Money Markets (cost $6,269,945)		6,269,945

Other Securities – 25.1%
141,802,731	Allianz Dresdner Daily Asset Fund†	141,802,731
43,399,289	Repurchase Agreements†	43,399,289
	Time Deposits:
10,468,793	Abbey National Treasury, N.A., 2.375%, 5/1/08†	10,468,793
4,670,729	ABN-AMRO Bank N.V., N.A., 2.26%, 5/1/08†	4,670,729
5,447,757	BNP Paribas, New York, N.A., 2.50%, 5/1/08†	5,447,757
10,895,515	Calyon, N.A., 2.50%, 5/1/08†	10,895,515
3,792,031	Chase Bank USA, N.A., 2.25%, 5/1/08†	3,792,031
11,985,066	Danske Bank, Cayman Islands, N.A., 2.53%, 5/1/08†	11,985,066
7,626,860	Deutsche Bank A.G., N.A., 2.30%, 5/1/08†	7,626,860
10,895,515	Dexia Bank S.A. Brussels, N.A., 2.50%, 5/1/08†	10,895,515
10,895,515	ING Bank N.V., Amsterdam, N.A., 2.4375%, 5/1/08†	10,895,515
10,895,515	Lloyd’s TSB Group PLC, N.A., 2.45%, 5/1/08†	10,895,515
1,612,008	Natixis, N.A., 2.38%, 5/1/08†	1,612,008
10,895,515	Natixis, N.A., 2.43%, 5/1/08†	10,895,515
10,895,515	Nordea Bank Finland PLC, N.A., 2.50%, 5/1/08†	10,895,515
10,755,527	Svenska Handelsbanken, N.A., 2.40%, 5/1/08†	10,755,527
10,895,515	Wells Fargo Bank, N.A., 2.375%, 5/1/08†	10,895,515

Total Other Securities (cost $317,829,396)		317,829,396

Total Investments (total cost $1,505,733,406) – 125.3%		1,585,188,381

Securities Sold Short – (1.9)%
Computer Software – (0.1)%
42,607	Blackbaud, Inc.	(1,000,838)
Diversified Operations – (0.2)%
50,000	Matthews International Corp.	(2,472,000)
Electronic Components – Semiconductors – (0.2)%
123,580	Semtech Corp.*	(2,006,939)
Energy – Alternate Sources – (0.1)%
150,000	MGP Ingredients, Inc.	(1,098,000)

See Notes to Schedules of Investments and Financial Statements.

66  Janus Growth Funds  April 30, 2008

Schedule of Investments (unaudited)

As of April 30, 2008

Shares/Principal/Contract Amounts		Value

Hazardous Waste Disposal – (0.4)%
100,000	Stericycle, Inc.*	$(5,338,000)
Hospital Beds and Equipment – (0.2)%
100,000	Hillenbrand Industries, Inc.	(2,513,000)
Retail – Apparel and Shoe – (0.6)%
80,000	Columbia Sportswear Co.	(3,356,800)
100,500	J. Crew Group, Inc.*	(4,773,750)
		(8,130,550)
Retail – Perfume and Cosmetics – (0.1)%
28,400	Cash America International, Inc.	(1,158,436)

Total Securities Sold Short (proceeds $23,097,269)		(23,717,764)

Liabilities, net of Cash, Receivables and Other Assets – (23.4)%		(295,956,822)

Net Assets – 100%		$1,265,513,795

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$43,066,329	2.7%
Brazil	52,144,299	3.3%
Canada	82,147,193	5.2%
Cayman Islands	59,161,074	3.7%
Israel	1,658,005	0.1%
Netherlands	284,284	0.0%
United States††	1,338,137,116	84.4%
Virgin Islands	8,590,081	0.6%

Total	$1,585,188,381	100.0%

††	Includes Short-Term Securities and Other Securities (64.0% excluding Short-Term Securities and Other Securities)

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

United States	$(23,717,764)	100.0%

Total	$(23,717,764)	100.0%

Schedule of Written Options – Calls	Value

Equinix, Inc. expires September 2008 4,000 contracts exercise price $95.00	$(3,440,000)
Horizon Lines, Inc. – Class A expires May 2008 2,427 contracts exercise price $20.00	(2,427)
Omniture, Inc. expires June 2008 4,200 contracts exercise price $25.00	(560,700)

Total Written Options – Calls
(Premiums received $1,959,454)	$(4,003,127)

Schedule of Written Options – Puts
Horizon Lines, Inc. – Class A expires May 2008 2,427 contracts exercise price $15.00	$(1,055,745)
Omniture, Inc. expires June 2008 4,200 contracts exercise price $17.50	(218,148)

Total Written Options – Puts
(Premiums received $1,110,750)	$(1,273,893)

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds  April 30, 2008  67

Janus Global Life Sciences Fund (unaudited)	Ticker: JAGLX

Fund Snapshot
This fund seeks companies around the world that are dedicated to improving the quality of life for a growing and aging world.

Andy Acker
portfolio manager

Introduction

April 30, 2008 marked the completion of my first year as portfolio manager of the Janus Global Life Sciences Fund. I had worked closely with former manager Tom Malley over the previous eight years. While Tom’s leadership will be missed, I am fortunate to be working with an outstanding team of six dedicated health care analysts (combined we have over 65 years of professional investment experience). Their considerable efforts and strong stock picking allowed for a smooth transition.

Performance Overview

The Janus Global Life Sciences Fund returned 2.42% for the twelve-month period and (6.88)% for the six-month period, ended April 30, 2008. This performance compared favorably to the (4.68)% twelve-month return and (9.64)% six-month return for the S&P 500® Index (the Fund’s primary benchmark), and significantly outperformed the (10.47)% twelve-month return and (9.75)% six-month return for the MSCI1 World Health Care IndexSM (the Fund’s secondary benchmark). The 12.89% outperformance versus the health care benchmark over the past year helped place the Fund in the top 4% of its Lipper peer group.

As of April 30, 2008	One Year	Three Years	Five Years

Lipper Quartile	1st	1st	1st
Rank	(7 out of 195)	(25 out of 153)	(18 out of 141)
Percentile	4th	17th	13th

Lipper rankings based on total returns in the Lipper Health/Biotechnology Funds category.

Data presented reflects past performance, which is no guarantee of future results.

Investment Strategy

The Fund seeks to uncover opportunities that span the life sciences spectrum, including stocks in the biotechnology, pharmaceuticals, health care services, and medical technology arenas. Our bottom-up fundamental approach utilizes extensive proprietary research in an effort to discover the best investment ideas across the globe.

Portfolio Composition

The portfolio includes companies that can be categorized into three conceptual groups: core growth, emerging growth and opportunistic investments. In general, about half of the portfolio is invested in core growth holdings (companies with dominant franchises that generate strong, consistent free cash flow). Emerging growth companies (those with new products that we believe can drive earnings acceleration) represent 20-30% of the portfolio. The remaining weighting consists of opportunistic investments, exemplified by companies suffering from what we feel are short-term market misperceptions that should resolve over time.

Stocks That Aided Returns

Unlike many health care sector funds, the Janus Global Life Sciences Fund has a broad mandate which includes the ability to invest in the agricultural industry. The agricultural sector is experiencing tremendous growth, driven by strong demand from emerging markets and tight global supplies.

The Fund’s top contributor for the period was K+S A.G., the largest producer of potash (a key fertilizer ingredient) in Europe. After 20 years of stagnation, potash prices have accelerated dramatically (up over 300% over the past two years), driven by strong demand for improved crop production yields. Given the company’s relatively fixed cost base, rising prices have led to a disproportionate profit gain for K+S, and an attractive return on our investment (up over 100% during the six-month period).

Syngenta A.G., the Swiss agrichemical giant, was another top contributor for the Fund during the period. The company recently reported double-digit revenue growth and continued margin expansion. Beyond pesticides and herbicides, Syngenta is one of the world leaders in developing biotechnology based seeds to improve agricultural productivity, a technology which could help alleviate the supply/demand imbalances for food currently facing the world.

68  Janus Growth Funds  April 30, 2008

(unaudited)

In the biotechnology sector, United Therapeutics was a top contributor, benefiting from successful clinical trial results for a new inhaled formulation of key drug Remodulin. Inhaled Remodulin represents an advance for patients suffering from a severe disease called pulmonary hypertension. United Therapeutics represents a key theme of the Fund, investing in companies that we believe are addressing high unmet medical needs.

Stocks That Weighed on Returns

The largest detractor from Fund performance during the period was pharmaceutical firm Merck & Company. After several years of strong price appreciation, Merck’s stock was adversely impacted in early 2008 by a negative trial involving Vytorin, a key cholesterol drug marketed jointly with Schering-Plough (another Fund holding). This trial outcome (and the subsequent negative press coverage) led to a substantial decline in prescriptions and projected sales for the franchise. Despite this setback, we continue to like the long-term outlook for the company and added to the position.

Pharmaceutical company Shire was another weak performer due to the slower-than-expected launch of a new drug, Vyvanse, for the treatment of attention deficit hyperactivity disorder (ADHD). While the pace of this launch did not meet high expectations, Shire has a number of growing products in what we feel are attractive specialty markets with long patent lifecycles. We continue to like the long-term outlook for the company.

In the managed care sector, UnitedHealth Group detracted from returns during the period as the stock suffered from near-term earnings revisions and concerns about the upcoming presidential election cycle. We think the company should be able to correct some recent missteps and continue to believe the stock represents an attractive value.

Risk Management

The Fund experienced several setbacks in 2006, which prompted us to re-evaluate and further refine our investment process. In consultation with Janus’ head of risk management, Dan Scherman, we incorporated a value-at-risk (VAR) approach to further strengthen the Fund’s risk control framework. This approach focuses our attention on downside risk, especially that arising from binary events (such as clinical trial announcements or regulatory decisions) that can lead to significant share price volatility. In practice, this means the position size of any one holding is limited so that, in a worst-case scenario, the estimated adverse impact from a particular event should not exceed 1% of the Fund’s performance. We incorporated the VAR approach at the beginning of 2007 and are encouraged by the results so far.

Looking Ahead

We believe aging populations and technological advances will continue to support rapid health care spending growth across the world’s economies. We also see significant opportunities in emerging markets as rising standards of living in those regions should lead to increased health care expenditures.

The underperformance of health care stocks versus the broader indices over the last five years has created what we feel are compelling valuations within the sector. In addition, we think concerns about slowing economic growth should highlight the sector’s defensive qualities.

We have conviction in the names we own and are pleased with the Fund’s recent and long term performance. We continue to seek investments within life sciences that we feel represent the sector’s best opportunities.

Thank you for your continued investment in the Janus Global Life Sciences Fund.

[1]	MSCI is Morgan Stanley Capital International.

Janus Growth Funds  April 30, 2008  69

Janus Global Life Sciences Fund (unaudited)

Janus Global Life Sciences Fund At A Glance

5 Top Performers – Holdings

Contribution

K+S A.G.	1.71%
Syngenta A.G.	0.52%
United Therapeutics Corp.	0.50%
MGI Pharmaceutical, Inc.	0.45%
Respironics, Inc.	0.40%

5 Bottom Performers – Holdings

Contribution

Merck & Company, Inc.	(1.54)%
Shire PLC (ADR)	(0.79)%
Coventry Health Care, Inc.	(0.78)%
UnitedHealth Group, Inc.	(0.78)%
Schering-Plough Corp.	(0.73)%

5 Top Performers – Sectors

		Fund Weighting	S&P 500®
	Fund Contribution	(% of Net Assets)	Index Weighting

Materials	2.59%	7.37%	3.45%
Financials	0.08%	2.64%	17.59%
Other*	0.01%	(0.01)%	0.00%
Consumer Discretionary	0.00%	0.00%	8.67%
Energy	0.00%	0.00%	12.83%

5 Bottom Performers – Sectors

		Fund Weighting	S&P 500®
	Fund Contribution	(% of Net Assets)	Index Weighting

Health Care	(8.76)%	83.70%	12.09%
Industrials	(0.25)%	0.44%	11.71%
Consumer Staples	(0.19)%	5.86%	10.51%
Utilities	0.00%	0.00%	3.63%
Telecommunication Services	0.00%	0.00%	3.46%

*	Industry not classified by Global Classification Standard.

70  Janus Growth Funds  April 30, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of April 30, 2008

CVS/Caremark Corp. Retail – Drug Store	4.0%
Roche Holding A.G. Medical – Drugs	3.9%
Merck & Company, Inc. Medical – Drugs	3.8%
Bayer A.G. Chemicals – Diversified	3.5%
Celgene Corp. Medical – Biomedical and Genetic	3.4%

18.6%

Asset Allocation – (% of Net Assets)
As of April 30, 2008

Emerging markets comprised 1.9% of total net assets.

*Includes Securities Sold Short of (1.0)%

Top Country Allocations – Long Positions (% of Investment Securities)
As of April 30, 2008

As of October 31, 2007

Janus Growth Funds  April 30, 2008  71

Janus Global Life Sciences Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2008					Expense Ratio – for the fiscal year ended October 31, 2007
	Fiscal	One	Five	Since	Total Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses

Janus Global Life Sciences Fund	(6.88)%	2.42%	11.78%	9.07%	1.01%

S&P 500® Index	(9.64)%	(4.68)%	10.62%	2.95%

Morgan Stanley Capital International World Health Care IndexSM	(9.75)%	(10.47)%	6.88%	1.75%

Lipper Quartile	–	1st	1st	1st

Lipper Ranking – based on total return for Health/Biotechnology Funds	–	7/195	18/141	6/47

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

A 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period.)
See important disclosures on the next page.

72  Janus Growth Funds  April 30, 2008

(unaudited)

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

This Fund invests in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

Funds that invest in Real Estate Investment Trusts (REITs) may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity and interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 31, 1998

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(11/1/07)	(4/30/08)	(11/1/07-4/30/08)†

Actual	$1,000.00	$931.20	$4.61

Hypothetical (5% return before expenses)	$1,000.00	$1,020.09	$4.82

†	Expenses are equal to the annualized expense ratio of 0.96%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Janus Growth Funds  April 30, 2008  73

Janus Global Life Sciences Fund

Schedule of Investments (unaudited)

As of April 30, 2008

Shares or Principal Amount		Value

Common Stock – 96.0%
Agricultural Chemicals – 1.8%
66,185	Intrepid Potash, Inc.*	$3,143,126
39,803	Syngenta A.G.**	11,791,007
		14,934,133
Chemicals – Diversified – 6.0%
341,376	Bayer A.G.**,#	29,025,108
50,632	K+S A.G.**	20,984,099
		50,009,207
Drug Delivery Systems – 1.0%
191,855	Hospira, Inc.*	7,894,833
Medical – Biomedical and Genetic – 19.8%
702,120	Acorda Therapeutics, Inc.*,#	14,779,626
234,611	Alexion Pharmaceuticals, Inc.*,**,#	16,511,922
175,430	AMAG Pharmaceuticals, Inc.*,#	7,197,893
300,460	Amgen, Inc.*	12,580,260
478,483	Arena Pharmaceuticals, Inc.*,#	2,674,720
77,970	Biogen Idec, Inc.*	4,731,999
452,950	Celgene Corp.*	28,146,312
264,159	Cougar Biotechnology, Inc.*	5,330,729
520,300	Exelixis, Inc.*,#	3,959,483
1,271,821	Fibrogen, Inc.*, º º,§	7,440,153
194,030	Genentech, Inc.*	13,232,846
282,095	Genzyme Corp.*	19,845,383
1,147,687	Human Genome Sciences, Inc.*	7,517,350
105,565	Millipore Corp.*	7,400,107
603,746	Savient Pharmaceuticals, Inc.*,#	13,185,813
		164,534,596
Medical – Drugs – 31.2%
828,325	Achillion Pharmaceuticals, Inc.*,#,£	3,686,046
648,028	Array BioPharma, Inc.*,#	4,030,734
418,700	AstraZeneca Group PLC (ADR)**	17,577,026
392,196	Auxilium Pharmaceuticals, Inc.*,#	12,060,027
449,100	BioForm Medical, Inc.*,#	2,281,428
575,740	Elan Corporation PLC (ADR)*,**,#	15,136,205
239,635	Eli Lilly and Co.**	11,536,029
530,220	Forest Laboratories, Inc.*	18,403,936
406,004	K-V Pharmaceutical Co. – Class A*,#	9,922,738
821,075	Merck & Company, Inc.	31,233,692
102,824	Merck KGaA**	14,624,445
334,602	Novartis A.G.**	16,996,087
334,990	OSI Pharmaceuticals, Inc.*,#	11,607,404
194,901	Roche Holding A.G.**	32,462,628
93,420	Sanofi-Aventis**	7,195,093
745,660	Schering-Plough Corp.	13,727,601
299,431	Shire PLC (ADR)**,#	16,450,739
463,905	Wyeth	20,629,855
		259,561,713
Medical – Generic Drugs – 2.2%
297,890	Alpharma, Inc. – Class A*,#	7,331,073
8,364,183	Mediquest Therapeutics*, º º,§,£	5,018,510
251,472	Pharmstandard (GDR) (144A)*	6,257,384
		18,606,967
Medical – HMO – 6.2%
441,481	Coventry Health Care, Inc.*	19,747,445
304,225	Humana, Inc.*	14,538,913
529,075	UnitedHealth Group, Inc.	17,263,717
		51,550,075
Medical Instruments – 3.9%
776,447	GMP Companies, Inc. º º,§	7,011,316
286,470	Medtronic, Inc.	13,945,360
271,165	St. Jude Medical, Inc.*	11,871,604
		32,828,280
Medical Labs and Testing Services – 1.1%
406,805	Diagnosticos da America	9,351,839
Medical Products – 2.4%
913,285	Tomotherapy, Inc.*,#	8,913,662
294,518	Xtent, Inc.*,#	1,042,594
136,670	Zimmer Holdings, Inc.*,**	10,135,447
		20,091,703
Optical Supplies – 1.2%
64,850	Alcon, Inc. (U.S. Shares)**	10,246,300
Pharmacy Services – 2.0%
332,440	Medco Health Solutions, Inc.*	16,469,078
Physician Practice Management – 2.1%
255,345	Pediatrix Medical Group, Inc.*	17,368,567
REIT – Diversified – 1.3%
774,534	CapitalSource, Inc.#	10,882,203
REIT – Manufactured Homes – 1.1%
84,395	Alexandria Real Estate Equities, Inc.#	8,864,007
Retail – Drug Store – 4.0%
826,914	CVS/Caremark Corp.	33,382,518
Soap and Cleaning Preparations – 1.1%
157,258	Reckitt Benckiser PLC**	9,161,806
Therapeutics – 7.5%
147,005	Amylin Pharmaceuticals, Inc.*,#	4,054,398
252,505	BioMarin Pharmaceutical, Inc.*,#	9,206,332
411,312	Gilead Sciences, Inc.*	21,289,509
466,715	Onyx Pharmaceuticals, Inc.*,#	16,409,699
380,685	Theravance, Inc.*,#	4,754,756
79,357	United Therapeutics Corp.*,#	6,705,667
		62,420,361

Total Common Stock (cost $696,757,232)		798,158,186

Preferred Stock – 0.1%
Medical – Biomedical and Genetic – 0.1%
26,677	Cougar Biotechnology, Inc. (cost $58,136)	538,342

Warrants – 0%
Medical – Generic Drugs – 0%
3,345,673	Mediquest Therapeutics – expires 6/15/11*, º º,§	282,040
450,280	Mediquest Therapeutics – expires 6/15/12*, º º,§	47,460

Total Warrants (cost $52,683)		329,500

Promissory Note – 0.2%
Medical – Generic Drugs – 0.2%
$1,500,934	Mediquest Therapeutics, 14.00%, due 3/31/09 º º,§ (cost $1,500,934)	1,448,251

Money Markets – 3.0%
5,357,339	Janus Institutional Cash Management Fund – Institutional Shares, 2.82%	5,357,339
19,632,438	Janus Institutional Money Market Fund – Institutional Shares, 2.74%	19,632,438

Total Money Markets (cost $24,989,777)		24,989,777

See Notes to Schedules of Investments and Financial Statements.

74  Janus Growth Funds  April 30, 2008

Schedule of Investments (unaudited)

As of April 30, 2008

Shares or Principal Amount		Value

Other Securities – 18.0%
36,697,691	Allianz Dresdner Daily Asset Fund†	$36,697,691
27,946,085	Repurchase Agreements†	27,946,085
	Time Deposits:
6,741,165	Abbey National Treasury Services, N.A., 2.375%, 5/1/08†	6,741,165
3,007,621	ABN-Amro Bank N.V., N.A., 2.26%, 5/1/08†	3,007,621
3,507,972	BNP Paribas, New York, N.A., 2.50%, 5/1/08†	3,507,972
7,015,944	Calyon, N.A., 2.50%, 5/1/08†	7,015,944
2,441,801	Chase Bank U.S.A., N.A., 2.25%, 5/1/08†	2,441,801
7,717,538	Danske Bank A/S Cayman, N.A., 2.53%, 5/1/08†	7,717,538
4,911,161	Deutsche Bank A.G., N.A., 2.30%, 5/1/08†	4,911,161
7,015,944	Dexia Bank S.A. Brussels, N.A., 2.50%, 5/1/08†	7,015,944
7,015,944	ING Bank N.V. Amsterdam, N.A., 2.4375%, 5/1/08†	7,015,944
7,015,944	Lloyd’s TSB Bank PLC London, N.A., 2.45%, 5/1/08†	7,015,944
1,038,019	Natixis, N.A., 2.38%, 5/1/08†	1,038,019
7,015,944	Natixis, N.A., 2.43%, 5/1/08†	7,015,944
7,015,944	Nordea Bank PLC Finland, N.A., 2.50%, 5/1/08†	7,015,944
6,925,802	Svenska Handelsbanken, N.A., 2.40%, 5/1/08†	6,925,802
7,015,944	Wells Fargo Bank, N.A., 2.375%, 5/1/08†	7,015,944

Total Other Securities (cost $150,046,463)		150,046,463

Total Investments (total cost $873,405,225) – 117.3%		975,510,519

Securities Sold Short – (1.0)%
Hospital Beds and Equipment – (1.0)%
315,845	Hillenbrand Industries, Inc. (proceeds $8,281,024)	(7,937,185)

Liabilities, net of Cash, Receivables and Other Assets – (16.3)%		(136,178,909)

Net Assets – 100%		$831,394,425

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Brazil	$9,351,839	1.0%
France	7,195,093	0.7%
Germany	64,633,652	6.6%
Ireland	15,136,205	1.6%
Russia	6,257,384	0.7%
Switzerland	71,496,023	7.3%
United Kingdom	43,189,571	4.4%
United States††	758,250,752	77.7%

Total	$975,510,519	100.0%

††	Includes Short-Term Securities and Other Securities (59.8% excluding Short-Term Securities and Other Securities)

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

United States	$(7,937,185)	100.0%

Total	$(7,937,185)	100.0%

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value in $U.S.	Gain/(Loss)

British Pound 5/14/08	3,685,000	$7,321,545	$24,765
British Pound 8/14/08	3,352,000	6,613,241	(85,967)
Euro 5/14/08	10,650,000	16,621,266	(1,044,066)
Euro 8/14/08	4,218,000	6,552,665	(190,867)
Euro 10/16/08	6,000,000	9,291,941	97,363
Swiss Franc 8/14/08	12,700,000	12,271,347	(722,953)
Swiss Franc 10/23/08	19,850,000	19,178,186	(84,304)

Total		$77,850,191	$(2,006,029)

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds  April 30, 2008  75

Janus Global Technology Fund (unaudited)	Ticker: JAGTX

Fund Snapshot
This fund pursues forward-thinking companies around the globe that are advancing the frontiers of technology in profitable ways.

Barney Wilson
portfolio manager

Performance Overview

During the six months ended April 30, 2008, Janus Global Technology Fund returned (12.26)%. By comparison, the Fund’s benchmarks, the Morgan Stanley Capital International (MSCI) World Information Technology IndexSM and the S&P 500® Index returned (14.29)% and (9.64)%, respectively.

Investment Strategy

Janus Global Technology Fund’s objective is to seek long-term growth of capital. I work closely with the Janus analysts covering technology and technology-related companies to identify high quality and innovative technology companies that are growing earnings and cash flow in excess of market expectations. While investing in the information technology sector can be more volatile than a broader market index, I believe the sector can provide an excellent opportunity for attractive investment returns if one can tolerate the volatility.

Three things are at the core of the Fund’s investment and portfolio construction philosophy: fundamental research, valuation analysis and diversification. First, in the intensive research that is a hallmark of Janus, we seek out the customers, competitors and suppliers of a company to develop our view of the future fundamental performance of that company. We try to anticipate material changes in industries and to understand which companies are going to win on a multi-year basis in the product marketplace and why. Second, in conducting our valuation analysis, we focus foremost on the value of the future cash flows of the company. Third, when constructing the Fund, I deliberately seek to control risk by diversifying across multiple dimensions, such as subsectors, geographies, market capitalizations and valuation ranges.

To anticipate changes in foreign currency, I may hedge a portion of the Fund’s foreign currency exposure. Forward foreign currency exchange contracts may be used to buy and sell currencies in order to fix a price for foreign securities. Please see the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Contributors to Fund Performance

One investment theme in the Fund is alternative energy, which represents only a small part of today’s energy generation. As the use grows, however, technology companies that provide competitive and effective solutions should benefit. Two of the strongest contributors for the period are involved in solar energy.

First Solar produces solar cells using thin-film technology, a specialized approach to solar energy production. The company continued to report strong results and growth as it ramped up its production. JA Solar Holdings Company also produces solar cells, although with a different technology. These cells, using silicon, are larger but more efficient than thin-film technology. It is a more traditional technology, but I believe JA Solar has advantages over competitors, such as lower production costs and access to refined silicon, which has been in short supply.

Detractors from Performance

Telecommunication services company SAVVIS was the largest detractor during the period, as the company reported several disappointing quarters. While the company has had inconsistent execution, our research indicates that SAAVIS is still well-positioned. The company, which runs data centers for hosting and optimizing web pages and content delivery, has been a predictable, recurring revenue business with little economic sensitivity. It has benefited from pricing power and a strong secular backdrop.

ARM Holdings, a U.K. electronics company, fell after reporting mixed results during the period. The company, which generates licensing revenue partly from its designs for integrated circuits in smart phones, was hurt by lower-than-expected revenues and continued weakness in the U.S. dollar. I believe the short-term issues mask the long-term opportunities, as smart phones will likely come to represent a greater share of the wireless handset market, providing ARM with the opportunity to sell chip designs with higher royalties.

76  Janus Growth Funds  April 30, 2008

(unaudited)

Looking Ahead

I focus on anticipating change, trying to determine which companies are going to win on a multi-year basis in the product marketplace, and on finding companies where I feel the price of the stock is below the value of the cash flows of the company. My goal will continue to be to leverage the strong, grassroots research foundation of Janus to uncover what I believe are the best investment opportunities for our shareholders.

Thank you for your investment in Janus Global Technology Fund.

Janus Global Technology Fund At A Glance

5 Top Performers – Holdings

Contribution

First Solar, Inc.	0.55%
JA Solar Holdings Company, Ltd. (ADR)	0.51%
CommScope, Inc.	0.48%
Corning, Inc.	0.41%
Google, Inc. – Class A	0.24%

5 Bottom Performers – Holdings

Contribution

SAVVIS, Inc.	(1.10)%
ARM Holdings PLC	(1.07)%
SiRF Technology Holdings, Inc.	(1.05)%
KLA-Tencor Corp.	(0.61)%
RightNow Technologies, Inc.	(0.51)%

5 Top Performers – Sectors

		Fund Weighting	S&P 500®
	Fund Contribution	(% of Net Assets)	Index Weighting

Industrials	0.37%	14.21%	11.71%
Consumer Staples	0.00%	0.00%	10.51%
Energy	0.00%	0.00%	12.83%
Financials	0.00%	0.00%	17.59%
Utilities	0.00%	0.00%	3.63%

5 Bottom Performers – Sectors

		Fund Weighting	S&P 500®
	Fund Contribution	(% of Net Assets)	Index Weighting

Information Technology	(11.28)%	69.42%	16.07%
Consumer Discretionary	(0.49)%	8.21%	8.67%
Health Care	(0.46)%	4.01%	12.09%
Other*	(0.20)%	0.07%	0.00%
Telecommunication Services	(0.20)%	2.30%	3.46%

*	Industry not classified by Global Classification Standard.

Janus Growth Funds  April 30, 2008  77

Janus Global Technology Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of April 30, 2008

Corning, Inc Telecommunication Equipment – Fiber Optics	4.5%
KLA – Tencor Corp. Semiconductor Equipment	3.9%
Cisco Systems, Inc. Networking Products	3.6%
JA Solar Holdings Company, Ltd. (ADR) Energy – Alternate Sources	2.9%
Cypress Semiconductor Corp. Semiconductor Components/Integrated Circuits	2.8%

17.7%

Asset Allocation – (% of Net Assets)
As of April 30, 2008

Emerging markets comprised 11.5% of total net assets.

*Includes Securities Sold Short of (2.4)%

Top Country Allocations – Long Positions (% of Investment Securities)
As of April 30, 2008

As of October 31, 2007

78  Janus Growth Funds  April 30, 2008

(unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2008					Expense Ratio – for the fiscal year ended October 31, 2007
	Fiscal	One	Five	Since	Total Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses

Janus Global Technology Fund	(12.26)%	5.28%	13.67%	4.30%	1.04%

S&P 500® Index	(9.64)%	(4.68)%	10.62%	2.95%

Morgan Stanley Capital International World Information Technology IndexSM	(14.29)%	0.76%	11.22%	(0.84)%

Lipper Quartile	–	1st	2nd	1st

Lipper Ranking – based on total return for Science and Technology Funds	–	60/264	63/219	14/74

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

A 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period.)
See important disclosures on the next page.

Janus Growth Funds  April 30, 2008  79

Janus Global Technology Fund (unaudited)

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

This Fund may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Fund also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 31, 1998

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(11/1/07)	(4/30/08)	(11/1/07-4/30/08)†

Actual	$1,000.00	$877.40	$4.62

Hypothetical (5% return before expenses)	$1,000.00	$1,019.94	$4.97

†	Expenses are equal to the annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

80  Janus Growth Funds  April 30, 2008

Janus Global Technology Fund

Schedule of Investments (unaudited)

As of April 30, 2008

Shares or Principal Amount		Value

Common Stock – 95.4%
Advertising Sales – 0.5%
111,385	Lamar Advertising Co. – Class A*,#	$4,404,163
Applications Software – 3.8%
110,426	Infosys Technologies, Ltd.	4,771,402
380,140	Microsoft Corp.	10,841,593
1,490,574	Satyam Computer Services, Ltd.	17,723,140
		33,336,135
Audio and Video Products – 1.1%
199,500	Sony Corp.**	9,146,355
Batteries and Battery Systems – 1.9%
6,742,169	BYD Company, Ltd.	11,815,645
4,444,500	BYD Electronic Company, Ltd.	4,910,431
		16,726,076
Cable Television – 0.7%
263,980	DIRECTV Group, Inc.*	6,504,467
Chemicals – Diversified – 1.2%
46,550	Bayer A.G.#,**	3,957,861
106,400	Shin-Etsu Chemical Company, Ltd.**	6,639,061
		10,596,922
Commercial Services – 1.0%
627,105	Live Nation*,#	8,647,778
Computer Software – 0.3%
115,805	Omniture, Inc.*,#	2,642,670
Computers – 8.0%
128,360	Apple, Inc.*	22,328,221
467,550	Dell, Inc.*	8,710,457
440,590	Hewlett-Packard Co.**	20,421,347
148,815	Research In Motion, Ltd. (U.S. Shares)*	18,100,368
		69,560,393
Computers – Peripheral Equipment – 1.1%
327,547	Logitech International S.A.*	9,911,078
Consulting Services – 1.0%
588,674	Genpact, Ltd.*,#	8,418,038
Decision Support Software – 0.4%
413,280	DemandTec, Inc.*,#	3,194,654
Diversified Operations – 1.0%
72,475	Siemens A.G.**	8,587,933
Electric Products – Miscellaneous – 0.9%
468,000	Sharp Corp.**	7,929,266
Electronic Components – Miscellaneous – 0.5%
105,217	Koninklijke (Royal) Philips Electronics N.V.**	3,950,355
Electronic Components – Semiconductors – 7.0%
9,963,190	ARM Holdings PLC**	19,796,282
176,295	Broadcom Corp. – Class A*	4,576,618
280,915	IPG Photonics Corp.*,#	4,699,708
156,450	MediaTek, Inc.**	2,022,616
439,050	Microsemi Corp.*,#	10,756,725
807,998	MIPS Technologies, Inc.*,#	3,668,311
19,178	Samsung Electronics Company, Ltd.**	13,656,874
139,200	Spreadtrum Communications, Inc. (ADR)*,#	1,209,648
		60,386,782
Electronic Connectors – 1.0%
183,935	Amphenol Corp. – Class A	8,494,118
Electronic Measuring Instruments – 2.1%
278,151	Memsic, Inc.*	2,205,737
481,218	Trimble Navigation, Ltd.*	15,779,139
		17,984,876
Energy – Alternate Sources – 6.9%
22,405	First Solar, Inc.*,#	6,542,036
860,000	Gintech Energy Corp.*,**	9,285,591
1,029,830	JA Solar Holdings Company, Ltd. (ADR)*	24,726,218
136,615	SunPower Corp. – Class A*,#	11,922,391
67,751	Vestas Wind Systems A.S.*	7,409,747
		59,885,983
Engineering – Research and Development Services – 1.2%
327,037	ABB, Ltd.	10,028,339
Enterprise Software/Services – 4.5%
114,745	Concur Technologies, Inc.*,#	3,802,649
1,137,940	Oracle Corp.*	23,726,049
615,470	RightNow Technologies, Inc.*,#	7,367,176
207,175	Taleo Corp.*	4,039,913
		38,935,787
Entertainment Software – 1.1%
177,785	Electronic Arts, Inc.*	9,150,594
Human Resources – 0.4%
329,920	SuccessFactors, Inc.*,#	3,642,317
Internet Applications Software – 1.8%
535,200	DealerTrack Holdings, Inc.*,#	10,297,248
181,830	Vocus, Inc.*	5,053,056
		15,350,304
Internet Connectivity Services – 1.6%
264,396	NDS Group PLC (ADR)*,**	13,603,174
Internet Content – Information/News – 0.6%
379,850	TechTarget*	5,097,587
Internet Content-Entertainment – 0.4%
145,305	Meetic*,**	3,872,613
Machinery – General Industrial – 0.6%
8,778,000	Shanghai Electric Group Company, Ltd.#	4,950,621
Medical – Biomedical and Genetic – 1.7%
173,645	Celgene Corp.*	10,790,300
58,865	Genzyme Corp.*	4,141,153
		14,931,453
Medical – Drugs – 2.7%
157,080	Merck & Company, Inc.	5,975,323
27,775	Roche Holding A.G.	4,626,192
150,750	Shire PLC (ADR)#,**	8,282,205
360,335	Valeant Pharmaceuticals International*,#	4,785,249
		23,668,969
Medical Labs and Testing Services – 0.8%
302,300	Diagnosticos da America	6,949,425
Networking Products – 3.6%
1,225,455	Cisco Systems, Inc.*,**	31,420,666
Power Converters and Power Supply Equipment – 1.4%
579,355	Advanced Energy Industries, Inc.*,#	8,110,970
629,620	Suzlon Energy, Ltd.	4,456,800
		12,567,770

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds  April 30, 2008  81

Janus Global Technology Fund

Schedule of Investments (unaudited)

As of April 30, 2008

Shares or Principal Amount		Value

Semiconductor Components/Integrated Circuits – 8.0%
914,120	Actions Semiconductor Company, Ltd. (ADR)*	$3,528,503
4,261,875	Atmel Corp.*	15,854,175
849,020	Cypress Semiconductor Corp.*	23,874,442
714,820	Marvell Technology Group, Ltd.*	9,256,919
5,161,893	Siliconware Precision Industries Co.**	8,878,538
3,854,813	Taiwan Semiconductor Manufacturing Company, Ltd.**	8,400,858
		69,793,435
Semiconductor Equipment – 5.8%
575,854	ASML Holdings N.V. (U.S. Shares)	16,331,219
768,890	KLA-Tencor Corp.	33,585,116
		49,916,335
Telecommunication Equipment – 4.9%
2,362,995	Arris Group, Inc.*	19,140,260
498,085	CommScope, Inc.*	23,683,941
		42,824,201
Telecommunication Equipment – Fiber Optics – 4.5%
1,450,845	Corning, Inc.**	38,752,070
Telecommunication Services – 3.0%
579,340	Amdocs, Ltd. (U.S. Shares)*	18,179,689
542,552	SAVVIS, Inc.*,#	7,948,387
		26,128,076
Television – 0.6%
498,060	British Sky Broadcasting Group PLC**	5,371,904
Web Hosting/Design – 1.0%
46,490	Equinix, Inc.*,#	4,203,626
735,255	Terremark Worldwide, Inc.*,#	4,426,235
		8,629,861
Web Portals/Internet Service Providers – 1.6%
24,640	Google, Inc. – Class A*	14,150,506
Wireless Equipment – 3.2%
444,755	Crown Castle International Corp.*	17,278,732
413,965	Telefonaktiebolaget L.M. Ericsson (ADR)#	10,440,197
		27,718,929

Total Common Stock (cost $722,661,099)		827,762,978

Equity-Linked Structured Notes – 0.4%
Finance – Investment Bankers/Brokers – 0.4%
149,040	Goldman Sachs, Inc., convertible, (Omniture, Inc.), 0% (144A)§ (cost $4,262,544)	3,797,390

Money Markets – 4.3%
20,581,207	Janus Institutional Cash Management Fund – Institutional Shares, 2.82%	20,581,207
17,146,360	Janus Institutional Money Market Fund – Institutional Shares, 2.74%	17,146,360

Total Money Markets (cost $37,727,567)		37,727,567

Other Securities – 9.7%
26,860,229	Allianz Dresdner Daily Asset Fund†	26,860,229
14,050,863	Repurchase Agreements†	14,050,863
42,939,162	Time Deposits†	42,939,162

Total Other Securities (cost $83,850,254)		83,850,254

Total Investments (total cost $848,501,464) – 109.8%		953,138,189

Shares or Principal Amount		Value

Securities Sold Short – (2.4)%
Electronic Components – Miscellaneous – (0.3)%
294,450	Celestica, Inc.*	$(2,758,996)
Electronic Components – Semiconductors – (0.1)%
57,770	OmniVision Technologies, Inc.*	(926,631)
Growth – Large Cap – (2.0)%
364,910	PowerShares QQQ	(17,227,401)

Total Securities Sold Short (proceeds $20,126,462)		(20,913,028)

Liabilities, net of Cash, Receivables and Other Assets – (7.4)%		(64,610,040)

Net Assets – 100%		$867,615,121

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$17,674,957	1.9%
Brazil	6,949,425	0.7%
Canada	18,100,368	1.9%
Cayman Islands	29,464,370	3.1%
China	16,766,266	1.8%
Denmark	7,409,747	0.8%
France	3,872,613	0.4%
Germany	12,545,795	1.3%
Guernsey	18,179,689	1.9%
Hong Kong	4,910,431	0.5%
India	26,951,342	2.8%
Japan	23,714,682	2.5%
Netherlands	13,656,874	1.4%
South Korea	20,281,575	2.1%
Sweden	10,440,197	1.1%
Switzerland	24,565,609	2.6%
Taiwan	28,587,602	3.0%
United Kingdom	47,053,564	4.9%
United States††	622,013,083	65.3%

Total	$953,138,189	100.0%

††	Includes Short-Term Securities and Other Securities (52.5% excluding Short-Term Securities and Other Securities)

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

Canada	$(2,758,996)	13.2%
United States	(18,154,032)	86.8%

Total	$(20,913,028)	100.0%

See Notes to Schedules of Investments and Financial Statements.

82  Janus Growth Funds  April 30, 2008

Schedule of Investments (unaudited)

As of April 30, 2008

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value in U.S. $	Gain/(Loss)

British Pound 5/14/08	8,855,000	$17,593,562	$307,307
Euro 10/23/08	3,300,000	5,108,784	(15,564)
Japanese Yen 10/23/08	788,000,000	7,651,460	(58,474)
South Korean Won 5/14/08	7,800,000,000	7,782,034	769,191
Taiwan Dollar 5/14/08	213,000,000	6,999,023	(363,510)

Total		$45,134,863	$638,950

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds  April 30, 2008  83

Statements of Assets and Liabilities

		Janus	Janus	Janus
As of April 30, 2008 (unaudited)	Janus	Enterprise	Orion	Research
(all numbers in thousands except net asset value per share)	Fund	Fund	Fund	Fund

Assets:
Investments at cost(1)	$10,727,647	$1,988,768	$4,883,510	$4,209,660
Unaffiliated investments at value(1)	$11,626,336	$2,360,175	$5,375,083	$4,578,670
Affiliated money market investments	440,448	103,325	278,485	62,045
Cash	229	284	2,906	204
Cash denominated in foreign currency(2)	6,014	–	4,891	5,351
Restricted cash (Note 1)	–	–	8,392	2,970
Deposits with broker for short sales	–	–	99,548	–
Receivables:
Swap contracts	–	–	–	31
Investments sold	131,102	16,429	49,412	10,776
Fund shares sold	5,702	2,529	6,519	4,136
Dividends	28,730	853	2,481	2,827
Interest	2,982	101	112	412
Non–interested Trustees’ deferred compensation	198	37	91	76
Other assets	65	9	176	32
Forward currency contracts	1,683	–	608	4,580
Total Assets	12,243,489	2,483,742	5,828,704	4,672,110
Liabilities:
Payables:
Short sales, at value(3)	–	–	101,706	–
Options written, at value(4)	22,866	–	29,951	–
Collateral for securities loaned (Note 1)	650,974	363,939	466,199	263,570
Swap contracts	–	–	–	426
Investments purchased	181,859	17,966	29,743	58,448
Fund shares repurchased	12,547	2,165	2,438	1,976
Advisory fees	5,887	1,049	2,577	2,738
Transfer agent fees and expenses	2,174	485	1,160	989
Non–interested Trustees’ fees and expenses	101	18	37	39
Non–interested Trustees’ deferred compensation fees	198	37	91	76
Foreign tax liability	–	–	1,527	776
Accrued expenses	424	164	340	386
Forward currency contracts	1,843	–	1,236	843
Total Liabilities	878,873	385,823	637,005	330,267
Net Assets	$11,364,616	$2,097,919	$5,191,699	$4,341,843
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$13,565,446	$5,237,684	$5,297,066	$8,153,425
Undistributed net investment income/(loss)*	50,563	(1,074)	5,832	8,363
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(3,594,705)	(3,613,426)	(876,024)	(4,257,564)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,343,312	474,735	764,825(5)	437,619(5)
Total Net Assets	$11,364,616	$2,097,919	$5,191,699	$4,341,843
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	373,666	36,621	404,315	145,659
Net Asset Value Per Share	$30.41	$57.29	$12.84	$29.81

*	See Note 4 in Notes to Financial Statements.

(1)	Investments at cost and value include $622,936,886, $353,553,461, $450,557,001, $255,732,808, $20,807,915, $941,521,441, $306,688,804, $145,079,020 and $80,295,739 of securities loaned for Janus Fund, Janus Enterprise Fund, Janus Orion Fund, Janus Research Fund, Janus Triton Fund, Janus Twenty Fund, Janus Venture Fund, Janus Global Life Sciences Fund, and Janus Global Technology Fund, respectively (Note 1).
(2)	Includes cost of $6,120,893, $4,885,516, $5,351,686, $1,004, $4,749,348, $4,530, $265,586 and $214,603 for Janus Fund, Janus Orion Fund, Janus Research Fund, Janus Triton Fund, Janus Twenty Fund, Janus Venture Fund, Janus Global Life Sciences Fund, and Janus Global Technology Fund, respectively.
(3)	Includes proceeds of $99,548,410, $1,909,749 $23,097,269, $8,281,024 and $20,126,462 on short sales for Janus Orion Fund, Janus Triton Fund, Janus Venture Fund, Janus Global Life Sciences Fund and Janus Global Technology Fund, respectively.
(4)	Includes premiums of $27,229,670, $28,864,540, $209,406 and $3,070,204 on written options for Janus Fund, Janus Orion Fund, Janus Triton Fund, and Janus Venture Fund, respectively.
(5)	Net of foreign taxes on investments of $1,526,630, $775,841, $9,574, $198,148, $35,537, $42,242 for Janus Orion Fund, Janus Research Fund, Janus Triton Fund, Janus Venture Fund, Janus Global Life Sciences Fund and Janus Global Technology Fund, respectively.

See Notes to Financial Statements.

84  Janus Growth Funds  April 30, 2008

			Janus	Janus
Janus	Janus	Janus	Global Life	Global
Triton	Twenty	Venture	Sciences	Technology
Fund	Fund	Fund	Fund	Fund

$164,364	$8,434,420	$1,505,733	$873,405	$848,501
$149,740	$12,762,307	$1,578,918	$950,521	$915,410
10,717	958,166	6,270	24,990	37,728
647	12,514	302	4,040	879
1	4,746	5	262	213
–	–	–	–	–
1,910	–	23,097	8,281	20,126

–	–	–	–	–
1,389	285,576	4,497	9,255	37
375	4,111	196	213	295
89	12,250	901	77	1,046
19	2,220	192	277	61
2	226	22	15	15
1	90	47	8	1
–	–	–	122	1,076
164,890	14,042,206	1,614,447	998,061	976,887

1,962	–	23,718	7,937	20,913
135	–	5,277	–	–
21,770	968,392	317,829	150,046	83,850
–	–	–	–	–
3,233	94,312	334	4,490	2,240
89	13,067	488	415	852
68	6,566	656	434	431
36	2,120	218	226	274
2	97	14	8	9
2	226	22	15	15
10	–	198	36	42
31	355	179	932	209
–	–	–	2,128	437
27,338	1,085,135	348,933	166,667	109,272
$137,552	$12,957,071	$1,265,514	$831,394	$867,615

$136,412	$8,134,200	$1,194,564	$1,328,891	$3,095,054
(121)	2,297	(4,863)	1,788	(655)
5,156	(465,508)	(640)	(599,732)	(2,331,249)

(3,895)(5)	5,286,082	76,453(5)	100,447(5)	104,465(5)
$137,552	$12,957,071	$1,265,514	$831,394	$867,615
10,671	169,741	26,649	37,013	60,142
$12.89	$76.33	$47.49	$22.46	$14.43

See Notes to Financial Statements.

Janus Growth Funds  April 30, 2008  85

Statements of Operations

		Janus	Janus	Janus
For the six-month period ended April 30, 2008 (unaudited)	Janus	Enterprise	Orion	Research
(all numbers in thousands)	Fund	Fund	Fund	Fund

Investment Income:
Interest	$2,492	$90	$630	$52
Securities lending income	1,910	576	564	1,228
Dividends	98,855	8,069	16,432	28,430
Dividends from affiliates	4,211	1,506	18,455	2,516
Foreign tax withheld	(6,043)	(154)	(778)	(1,152)
Total Investment Income	101,425	10,087	35,303	31,074
Expenses:
Advisory fees	37,042	6,412	15,197	16,943
Transfer agent expenses	12,362	2,452	5,725	5,150
Registration fees	49	32	68	44
Custodian fees	146	24	142	97
Professional fees	26	15	17	17
Non-interested Trustees’ fees and expenses	90	16	43	37
Short sales dividend expense	–	–	276	–
Printing expenses	289	97	265	169
Other expenses	597	179	350	327
Non-recurring costs (Note 2)	3	–	1	1
Cost assumed by Janus Capital Management LLC (Note 2)	(3)	–	(1)	(1)
Total Expenses	50,601	9,227	22,083	22,784
Expense and Fee Offset	(203)	(62)	(173)	(121)
Net Expenses	50,398	9,165	21,910	22,663
Net Investment Income/(Loss)	51,027	922	13,393	8,411
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	1,276,767	335,349	818,065	204,645
Net realized gain/(loss) from short sales	–	–	(525)	–
Net realized gain/(loss from swap contracts	–	–	–	(926)
Net realized gain/(loss) from options contracts	1,049	–	18,566	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(2,536,453)	(423,172)	(1,116,278)(1)	(555,263)(1)
Payment from affiliate (Note 2)	6	16	14	1
Net Gain/(Loss) on Investments	(1,258,631)	(87,807)	(280,158)	(351,543)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(1,207,604)	$(86,885)	$(266,765)	$(343,132)

(1)	Net of foreign taxes on investments of $1,526,630, $775,841, $9,574, $198,148, $35,537, $42,242 for Janus Orion Fund, Janus Research Fund, Janus Triton Fund, Janus Venture Fund, Janus Global Life Sciences Fund and Janus Global Technology Fund, respectively.

See Notes to Financial Statements.

86  Janus Growth Funds  April 30, 2008

			Janus	Janus
Janus	Janus	Janus	Global Life	Global
Triton	Twenty	Venture	Sciences	Technology
Fund	Fund	Fund	Fund	Fund

$5	$–	$9	$276	$19
97	357	866	219	144
516	40,409	2,031	5,641	2,792
97	14,222	62	207	828
(5)	(2,066)	(7)	(440)	(164)
710	52,922	2,961	5,903	3,619

423	38,045	4,496	2,736	2,762
175	11,637	1,345	1,117	1,265
20	49	15	12	17
–	116	142	95	49
15	19	15	17	19
1	100	10	6	6
–	–	15	–	–
11	270	63	59	79
27	436	88	90	106
N/A	2	–	–	–
N/A	(2)	–	–	–
672	50,672	6,189	4,132	4,303
(7)	(166)	(23)	(34)	(39)
665	50,506	6,166	4,098	4,264
45	2,416	(3,205)	1,805	(645)

5,367	944,842	37,699	65,822	84,116
5	–	(570)	(1,102)	350
–	–	–	–	–
332	–	–	–	(869)

(27,664)(1)	(655,584)	(459,606)(1)	(129,155)(1)	(211,082)(1)
20	36	4	–	–
(21,940)	289,294	(422,473)	(64,435)	(127,485)
$(21,895)	$291,710	$(425,678)	$(62,630)	$(128,130)

See Notes to Financial Statements.

Janus Growth Funds  April 30, 2008  87

Statements of Changes in Net Assets

For the six-month period ended April 30, 2008 (unaudited)	Janus
and for the fiscal year ended October 31, 2007	Fund
(all numbers in thousands)	2008	2007

Operations:
Net investment income/(loss)	$51,027	$61,024
Net realized gain/(loss) from investment and foreign currency transactions	1,276,767	524,470
Net realized gain/(loss) from short sales	–	–
Net realized gain/(loss) from swap contracts	–	–
Net realized gain/(loss) from options contracts	1,049	5,817
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(2,536,453)	1,894,759
Payment from affiliate (Note 2)	6	89
Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,207,604)	2,486,159
Dividends and Distributions to Shareholders:
Net investment income*	(62,048)	(38,592)
Net realized gain/(loss) from investment transactions*	–	–
Net (Decrease) from Dividends and Distributions	(62,048)	(38,592)
Capital Share Transactions:
Shares sold	589,740	1,261,659
Redemption fees	N/A	N/A
Reinvested dividends and distributions	60,492	37,606
Shares repurchased	(1,054,711)	(1,916,714)
Net Increase/(Decrease) from Capital Share Transactions	(404,479)	(617,449)
Net Increase/Decrease in Net Assets	(1,674,131)	1,830,118
Net Assets:
Beginning of period	13,038,747	11,208,629
End of period	$11,364,616	$13,038,747

Undistributed net investment income/(loss)*	$50,563	$61,584

*	See Note 4 in Notes to Financial Statements

See Notes to Financial Statements.

88  Janus Growth Funds  April 30, 2008

Janus		Janus		Janus		Janus
Enterprise Fund		Orion Fund		Research Fund		Triton Fund
2008	2007	2008	2007	2008	2007	2008	2007

$922	$(768)	$13,393	$12,758	$8,411	$4,649	$45	$(333)
335,349	179,006	818,065	130,929	204,645	550,960	5,367	17,537
–	–	(525)	–	–	–	5	–
–	–	–	–	(926)	–	–	–
–	–	18,566	–	–	3,961	332	80

(423,172)	333,510	(1,116,278)	1,293,241	(555,263)	658,151	(27,664)	16,781
16	19	14	8	1	17	20	4
(86,885)	511,767	(266,765)	1,436,936	(343,132)	1,217,738	(21,895)	34,069

–	–	(16,326)	(7,756)	(4,261)	(2,946)	–	–
–	–	–	–	–	–	(17,032)	(1,572)
–	–	(16,326)	(7,756)	(4,261)	(2,946)	(17,032)	(1,572)

218,962	391,582	867,715	1,185,593	489,772	733,668	37,751	62,175
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
–	–	16,032	7,599	4,054	2,818	16,261	1,546
(267,382)	(413,741)	(597,304)	(677,127)	(810,829)	(822,036)	(29,421)	(56,323)
(48,420)	(22,159)	286,443	516,065	(317,003)	(85,550)	24,591	7,398
(135,305)	489,608	3,352	1,945,245	(664,396)	1,129,242	(14,336)	39,895

2,233,224	1,743,616	5,188,347	3,243,102	5,006,239	3,876,997	151,888	111,993
$2,097,919	$2,233,224	$5,191,699	$5,188,347	$4,341,843	$5,006,239	$137,552	$151,888

$(1,074)	$(1,996)	$5,832	$8,765	$8,363	$4,213	$(121)	$(166)

See Notes to Financial Statements.

Janus Growth Funds  April 30, 2008  89

Statements of Changes in Net Assets

For the six-month period ended April 30, 2008 (unaudited)	Janus
and for the fiscal year ended October 31, 2007	Twenty Fund
(all numbers in thousands)	2008	2007

Operations:
Net investment income/(loss)	$2,416	$22,480
Net realized gain/(loss) from investment and foreign currency transactions	944,842	467,014
Net realized gain/(loss) from short sales	–	3,530
Net realized gain/(loss) from swap contracts	–	–
Net realized gain/(loss) from options contracts	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(655,584)	3,319,230
Payment from affiliate (Note 2)	36	46
Net Increase/(Decrease) in Net Assets Resulting from Operations	291,710	3,812,300
Dividends and Distributions to Shareholders:
Net investment income*	(24,898)	(57,335)
Net realized gain/(loss) from investment transactions*	–	–
Net (Decrease) from Dividends and Distributions	(24,898)	(57,335)
Capital Share Transactions:
Shares sold	536,429	608,972
Redemption fees	N/A	N/A
Reinvested dividends and distributions	24,383	56,152
Shares repurchased	(640,018)	(1,233,087)
Net Increase/(Decrease) from Capital Share Transactions	(79,206)	(567,963)
Net Increase/Decrease in Net Assets	187,606	3,187,002
Net Assets:
Beginning of period	12,769,465	9,582,463
End of period	$12,957,071	$12,769,465

Undistributed net investment income/(loss)*	$2,297	$24,779

*	See Note 4 in Notes to Financial Statements

See Notes to Financial Statements.

90  Janus Growth Funds  April 30, 2008

		Janus		Janus
Janus		Global Life		Global Technology
Venture Fund		Sciences Fund		Fund
2008	2007	2008	2007	2008	2007

$(3,205)	$(7,578)	$1,805	$(2,348)	$(645)	$3,697
37,699	339,663	65,822	98,772	84,116	147,009
(570)	–	(1,102)	(42)	350	(1,786)
–	–	–	–	–	–
–	–	–	–	(869)	(7,203)

(459,606)	134,510	(129,155)	53,059	(211,082)	137,328
4	9	–	17	–	5
(425,678)	466,604	(62,630)	149,458	(128,130)	279,050

–	–	–	–	(3,731)	–
(319,906)	(158,239)	–	–	–	–
(319,906)	(158,239)	–	–	(3,731)	–

19,990	48,376	62,225	32,711	47,229	69,578
N/A	N/A	68	55	97	62
308,642	152,890	–	–	3,662	–
(81,700)	(143,920)	(62,271)	(270,252)	(79,596)	(234,955)
246,932	57,346	22	(237,486)	(28,608)	(165,315)
(498,652)	365,711	(62,608)	(88,028)	(160,469)	113,735

1,764,166	1,398,455	894,002	982,030	1,028,084	914,349
$1,265,514	$1,764,166	$831,394	$894,002	$867,615	$1,028,084

$(4,863)	$(1,658)	$1,788	$(17)	$(655)	$3,721

See Notes to Financial Statements.

Janus Growth Funds  April 30, 2008  91

Financial Highlights

For a share outstanding during the six-month period
ended April 30, 2008 (unaudited) and	Janus Fund
through each fiscal year ended October 31	2008	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$33.66	$27.43	$24.44	$22.69	$22.52	$18.39
Income from Investment Operations:
Net investment income/(loss)	.14	.16	.09	.02	–	–
Net gains/(losses) on securities (both realized and unrealized)	(3.23)	6.17	2.92	1.73	.17	4.13
Total from Investment Operations	(3.09)	6.33	3.01	1.75	.17	4.13
Less Distributions and Other:
Dividends (from net investment income)*	(.16)	(.10)	(.02)	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Payment from affiliate	–(1)	–(1)	–(1)	–(1)	–(1)	–
Total Distributions and Other	(.16)	(.10)	(.02)	–	–	–
Net Asset Value, End of Period	$30.41	$33.66	$27.43	$24.44	$22.69	$22.52
Total Return**	(9.20)%(2)	23.12%(2)	12.31%(2)	7.71%(2)	0.75%(2)	22.46%
Net Assets, End of Period (in thousands)	$11,364,616	$13,038,747	$11,208,629	$11,142,921	$13,277,473	$17,426,458
Average Net Assets for the Period (in thousands)	$11,671,803	$11,816,878	$11,232,055	$12,310,464	$15,433,191	$16,206,681
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.87%	0.88%	0.90%	0.88%	0.90%	0.89%
Ratio of Net Expenses to Average Net Assets***(3)	0.87%	0.87%	0.90%	0.87%	0.90%	0.89%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.88%	0.52%	0.34%	0.07%	(0.17)%	(0.17)%
Portfolio Turnover Rates***	127%	32%	69%	78%	21%	22%

For a share outstanding during the six-month period
ended April 30, 2008 (unaudited)	Janus Enterprise Fund
and through each fiscal year ended October 31	2008	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$59.39	$45.65	$39.48	$33.73	$30.02	$22.93
Income from Investment Operations:
Net investment income/(loss)	.02	(.01)	(.04)	–(1)	–(1)	–(1)
Net gains/(losses) on securities (both realized and unrealized)	(2.12)	13.75	6.21	5.75	3.71	7.09
Total from Investment Operations	(2.10)	13.74	6.17	5.75	3.71	7.09
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Payment from affiliate	–(1)	–(1)	–	–	–	–
Total Distributions and Other	–	–	–	–	–	–
Net Asset Value, End of Period	$57.29	$59.39	$45.65	$39.48	$33.73	$30.02
Total Return**	(3.54)%(2)	30.10%(5)	15.63%	17.05%	12.36%	30.92%
Net Assets, End of Period (in thousands)	$2,097,919	$2,233,224	$1,743,616	$1,703,542	$1,679,958	$1,916,706
Average Net Assets for the Period (in thousands)	$2,026,069	$1,926,163	$1,778,532	$1,728,579	$1,795,534	$1,741,680
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.92%	0.94%	1.00%	0.96%	1.04%	1.02%
Ratio of Net Expenses to Average Net Assets***(3)	0.91%	0.93%	0.99%	0.95%	1.03%	1.02%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.09%	(0.04)%	(0.24)%	(0.30)%	(0.46)%	(0.46)%
Portfolio Turnover Rates***	84%	32%	40%	28%	27%	32%

*	See Note 4 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(2)	During the fiscal year or period ended, Janus Capital and/or Janus Services LLC (“Janus Services”) fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(3)	See “Explanations of Charts, Tables and Financial Statements.”
(4)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year or period ended 2008, 2007, 2006, 2005 and 2004.
(5)	During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

See Notes to Financial Statements.

92  Janus Growth Funds  April 30, 2008

For a share outstanding during the six-month period
ended April 30, 2008 (unaudited) and	Janus Orion Fund(1)
through each fiscal year ended October 31	2008	2007	2006(1)	2005	2004	2003

Net Asset Value, Beginning of Period	$13.57	$9.49	$7.80	$6.25	$5.64	$4.33
Income from Investment Operations:
Net investment income/(loss)	.03	.03	.04	.03	–	–
Net gains/(losses) on securities (both realized and unrealized)	(.72)	4.07	1.71	1.52	.61	1.31
Total from Investment Operations	(.69)	4.10	1.75	1.55	.61	1.31
Less Distributions and Other:
Dividends (from net investment income)*	(.04)	(.02)	(.06)	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Payment from affiliate	–(2)	–(2)	–	–	–(2)	–
Total Distributions and Other	(.04)	(.02)	(.06)	–	–	–
Net Asset Value, End of Period	$12.84	$13.57	$9.49	$7.80	$6.25	$5.64
Total Return**	(5.07)%(3)	43.32%(3)	22.58%	24.80%	10.82%(3)	29.95%
Net Assets, End of Period (in thousands)	$5,191,699	$5,188,347	$3,243,102	$691,401	$529,804	$513,708
Average Net Assets for the Period (in thousands)	$4,808,364	$3,773,555	$966,223	$590,421	$540,305	$431,124
Ratio of Gross Expenses to Average Net Assets***(4)(5)	0.92%(6)	0.93%	1.00%	1.02%	1.09%	1.10%
Ratio of Net Expenses to Average Net Assets***(4)	0.92%(6)	0.92%	0.99%	1.01%	1.08%	1.08%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.56%	0.34%	0.80%	0.52%	(0.05)%	(0.43)%
Portfolio Turnover Rates***	165%	24%	63%	68%	69%	72%

For a share outstanding during the six-month period
ended April 30, 2008 (unaudited) and	Janus Research Fund
through each fiscal year ended October 31	2008	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$32.09	$24.19	$22.05	$19.48	$18.14	$14.92
Income from Investment Operations:
Net investment income/(loss)	.06	.03	.02	.09	–	–
Net gains/(losses) on securities (both realized and unrealized)	(2.31)	7.89	2.18	2.51	1.34	3.22
Total from Investment Operations	(2.25)	7.92	2.20	2.60	1.34	3.22
Less Distributions and Other:
Dividends (from net investment income)*	(.03)	(.02)	(.06)	(.03)	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Payment from affiliate	–(2)	–(2)	–(2)	–	–	–
Total Distributions and Other	(.03)	(.02)	(.06)	(.03)	–	–
Net Asset Value, End of Period	$29.81	$32.09	$24.19	$22.05	$19.48	$18.14
Total Return**	(7.02)%(3)	32.76%(3)	10.00%(3)	13.35%	7.39%	21.58%
Net Assets, End of Period (in thousands)	$4,341,843	$5,006,239	$3,876,997	$4,473,431	$4,471,514	$5,282,164
Average Net Assets for the Period (in thousands)	$4,367,735	$4,266,701	$4,052,013	$4,447,616	$5,007,156	$5,088,567
Ratio of Gross Expenses to Average Net Assets***(4)(5)	1.05%	1.01%	0.98%	0.93%	0.97%	0.96%
Ratio of Net Expenses to Average Net Assets***(4)	1.04%	1.00%	0.97%	0.92%	0.97%	0.95%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.39%	0.11%	0.11%	0.42%	(0.26)%	(0.31)%
Portfolio Turnover Rates***	104%	72%	147%	38%	43%	54%

*	See Note 4 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Effective October 31, 2006, Janus Olympus Fund merged into Janus Orion Fund.
(2)	Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(3)	During the fiscal year or period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(4)	See “Explanations of Charts, Tables and Financial Statements.”
(5)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year or period ended 2008, 2007, 2006, 2005 and 2004.
(6)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 0.91% and 0.90%, respectively, without the inclusion of dividends on short positions.

See Notes to Financial Statements.

Janus Growth Funds  April 30, 2008  93

Financial Highlights  (continued)

For a share outstanding during the six-month period
ended April 30, 2008 (unaudited) and	Janus Triton Fund
through each fiscal year or period ended October 31	2008	2007	2006	2005(1)

Net Asset Value, Beginning of Period	$17.13	$13.09	$10.86	$10.00
Income from Investment Operations:
Net investment income/(loss)	.01	–	.01	–
Net gains/(losses) on securities (both realized and unrealized)	(2.35)	4.22	2.27	0.86
Total from Investment Operations	(2.34)	4.22	2.28	0.86
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(.03)	–
Distributions (from capital gains)*	(1.90)	(.18)	(.02)	–
Payment from affiliate	–(2)	–(2)	–	–
Total Distributions and Other	(1.90)	(.18)	(.05)	–
Net Asset Value, End of Period	$12.89	$17.13	$13.09	$10.86
Total Return**	(14.52)%(3)	32.57%(4)	21.06%	8.60%
Net Assets, End of Period (in thousands)	$137,552	$151,888	$111,993	$37,695
Average Net Assets for the Period (in thousands)	$133,674	$120,057	$105,268	$25,904
Ratio of Gross Expenses to Average Net Assets***(5)(6)	1.01%	1.13%	1.11%	1.27%(7)
Ratio of Net Expenses to Average Net Assets***(5)	1.00%	1.11%	1.09%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.07%	(0.28)%	0.12%	(0.24)%
Portfolio Turnover Rates***	83%	93%	262%	48%

For a share outstanding during the six-month period
ended April 30, 2008 (unaudited) and	Janus Twenty Fund
through each fiscal year ended October 31	2008	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$74.70	$52.93	$47.63	$39.60	$34.06	$30.47
Income from Investment Operations:
Net investment income/(loss)	.01	.15	.32	.10	.03	.17
Net gains/(losses) on securities (both realized and unrealized)	1.77	21.94	5.08	7.94	5.68	3.63
Total from Investment Operations	1.78	22.09	5.40	8.04	5.71	3.80
Less Distributions and Other:
Dividends (from net investment income)*	(.15)	(.32)	(.10)	(.01)	(.17)	(.21)
Distributions (from capital gains)*	–	–	–	–	–	–
Payment from affiliate	–(2)	–(2)	–(2)	–(2)	–(2)	–
Total Distributions and Other	(.15)	(.32)	(.10)	(.01)	(.17)	(.21)
Net Asset Value, End of Period	$76.33	$74.70	$52.93	$47.63	$39.60	$34.06
Total Return**	2.39%(4)	41.95%(4)	11.35%(4)	20.31%(4)	16.85%(4)	12.60%
Net Assets, End of Period (in thousands)	$12,957,071	$12,769,465	$9,582,463	$9,612,503	$9,023,479	$9,821,492
Average Net Assets for the Period (in thousands)	$12,063,329	$10,355,207	$9,511,589	$9,458,921	$9,319,532	$9,749,457
Ratio of Gross Expenses to Average Net Assets***(5)(6)	0.84%	0.88%(8)	0.88%(8)	0.86%	0.89%	0.88%
Ratio of Net Expenses to Average Net Assets***(5)	0.84%	0.88%(8)	0.87%(8)	0.86%	0.89%	0.88%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.04%	0.22%	0.60%	0.21%	0.06%	0.52%
Portfolio Turnover Rates***	42%	20%	41%	44%	14%	44%

*	See Note 4 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from February 25, 2005 (inception date) through October 31, 2005.
(2)	Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(3)	During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.
(4)	During the fiscal year or period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(5)	See “Explanations of Charts, Tables and Financial Statements.”
(6)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year or period ended 2008, 2007, 2006, 2005 and 2004.
(7)	The ratio was 1.85% in 2005 before waiver of certain fees incurred by the Fund.
(8)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 0.86% and 0.86%, respectively, in 2007 and 0.87% and 0.87%, respectively, in 2006, without the inclusion of dividends on short positions.

See Notes to Financial Statements.

94  Janus Growth Funds  April 30, 2008

For a share outstanding during the six-month period
ended April 30, 2008 (unaudited) and	Janus Venture Fund
through each fiscal year ended October 31	2008	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$79.09	$65.75	$56.82	$51.57	$47.77	$31.59
Income from Investment Operations:
Net investment income/(loss)	(.11)	(.02)	(.06)	–	–	–
Net gains/(losses) on securities (both realized and unrealized)	(17.02)	20.85	11.92	5.25	3.80	16.18
Total from Investment Operations	(17.13)	20.83	11.86	5.25	3.80	16.18
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	(14.47)	(7.49)	(2.93)	–	–	–
Payment from affiliate	–(1)	–(1)	–	–	–	–
Total Distributions and Other	(14.47)	(7.49)	(2.93)	–	–	–
Net Asset Value, End of Period	$47.49	$79.09	$65.75	$56.82	$51.57	$47.77
Total Return**	(24.55)%(2)	34.68%(2)	21.69%	10.18%	7.95%	51.22%
Net Assets, End of Period (in thousands)	$1,265,514	$1,764,166	$1,398,455	$1,293,150	$1,327,088	$1,392,358
Average Net Assets for the Period (in thousands)	$1,413,210	$1,549,495	$1,353,079	$1,367,775	$1,355,755	$988,156
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.88%(5)	0.88%	0.91%	0.87%	0.90%	0.94%
Ratio of Net Expenses to Average Net Assets***(3)	0.88%(5)	0.87%	0.91%	0.87%	0.90%	0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.46)%	(0.49)%	(0.55)%	(0.64)%	(0.74)%	(0.67)%
Portfolio Turnover Rates***	49%	57%	55%	63%	61%	75%

For a share outstanding during the six-month period
ended April 30, 2008 (unaudited) and	Janus Global Life Sciences Fund
through each fiscal year ended October 31	2008	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$24.12	$20.25	$19.37	$16.08	$14.61	$12.82
Income from Investment Operations:
Net investment income/(loss)	.05	–	–	–	–	–
Net gains/(losses) on securities (both realized and unrealized)	(1.71)	3.87	.88	3.29	1.47	1.79
Total from Investment Operations	(1.66)	3.87	.88	3.29	1.47	1.79
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	–(6)	–(6)	–(6)	–(6)	–(6)	–(6)
Payment from affiliate	–	–(1)	–	–	–(1)	–
Total Distributions and Other	–	–	–	–	–	–
Net Asset Value, End of Period	$22.46	$24.12	$20.25	$19.37	$16.08	$14.61
Total Return**	(6.88)%	19.11%(2)	4.54%	20.46%	10.06%(2)	13.87%
Net Assets, End of Period (in thousands)	$831,394	$894,002	$982,030	$1,149,666	$1,183,496	$1,264,220
Average Net Assets for the Period (in thousands)	$861,361	$874,776	$1,101,726	$1,181,741	$1,288,416	$1,296,095
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.96%	1.01%	1.02%	0.97%	1.02%	0.99%
Ratio of Net Expenses to Average Net Assets***(3)	0.96%	0.99%	1.01%	0.96%	1.01%	0.98%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.42%	(0.27)%	(0.39)%	(0.49)%	(0.52)%	(0.28)%
Portfolio Turnover Rates***	90%	61%	87%	77%	78%	135%

*	See Note 4 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(2)	During the fiscal year or period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(3)	See “Explanations of Charts, Tables and Financial Statements.”
(4)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year or period ended 2008, 2007, 2006, 2005 and 2004.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 0.88% and 0.88%, respectively, without the inclusion of dividends on short positions.
(6)	Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period ended.

See Notes to Financial Statements.

Janus Growth Funds  April 30, 2008  95

Financial Highlights  (continued)

For a share outstanding during the six-month period
ended April 30, 2008 (unaudited) and	Janus Global Technology Fund
through each fiscal year ended October 31	2008	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$16.51	$12.23	$10.88	$9.70	$10.44	$7.41
Income from Investment Operations:
Net investment income/(loss)	(.01)	.06	–	.01	.02	–
Net gains/(losses) on securities (both realized and unrealized)	(2.01)	4.22	1.36	1.17	(.76)	3.03
Total from Investment Operations	(2.02)	4.28	1.36	1.18	(.74)	3.03
Less Distributions and Other:
Dividends (from net investment income)*	(.06)	–	(.01)	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	–(1)	–(1)	–(1)	–(1)	–(1)	–(1)
Payment from affiliate	–(2)	–(2)	–(2)	–	–(2)	–
Total Distributions and Other	(0.06)	–	(.01)	–	–	–
Net Asset Value, End of Period	$14.43	$16.51	$12.23	$10.88	$9.70	$10.44
Total Return**	(12.26)%(3)	35.00%(3)	12.48%(3)	12.16%	(7.09)%(3)	41.08%
Net Assets, End of Period (in thousands)	$867,615	$1,028,084	$914,349	$993,663	$1,255,023	$1,655,731
Average Net Assets for the Period (in thousands)	$874,075	$915,092	$999,147	$1,109,908	$1,480,508	$1,332,510
Ratio of Gross Expenses to Average Net Assets***(4)(5)	0.99%	1.04%	1.13%	1.04%	1.07%	1.07%
Ratio of Net Expenses to Average Net Assets***(4)	0.98%	1.03%	1.11%	1.03%	1.07%	1.06%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.15)%	0.40%	(0.30)%	0.07%	(0.37)%	(0.27)%
Portfolio Turnover Rates***	76%	57%	85%	31%	24%	48%

*	See Note 4 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.
(2)	Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.
(3)	During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(4)	See “Explanations of Charts, Tables and Financial Statements.”
(5)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year or period ended 2008, 2007, 2006, 2005 and 2004.

See Notes to Financial Statements.

96  Janus Growth Funds  April 30, 2008

Notes to Schedules of Investments (unaudited)

Lipper Health/Biotechnology Funds	Funds that invest at least 65% of their equity portfolios in shares of companies engaged in healthcare, medicine, and biotechnology.

Lipper Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Largecap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Lipper Mid-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Lipper Multi-Cap Growth Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Science and Technology Funds	Funds that invest at least 65% of their equity portfolio in science and technology stocks.

Lipper Small-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Morgan Stanley Capital International World Information Technology Index	Is a capitalization weighted index that monitors the performance of information technology stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World Health Care Index	Is a capitalization weighted index that monitors the performance of health care stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Growth Index	Measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index	Measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2500TM Growth Index	Measures the performance of those Russell 2500TM Index companies with higher price-to-book ratios and higher forecasted growth values.

Janus Growth Funds  April 30, 2008  97

Notes to Schedules of Investments (unaudited) (continued)

Russell 3000® Growth Index	Measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth Indices.

Russell Midcap® Growth Index	Measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

S&P MidCap 400 Index	An unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

LEAPS	Long-Term Equity Anticipation Securities

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income-producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.
#	Loaned security; a portion or all of the security is on loan at April 30, 2008.
†	The security is purchased with the cash collateral received from securities on loan (Note 1).

º º  Schedule of Fair Valued Securities (as of April 30, 2008)

		Value as a
	Value	% of Net Assets

Janus Venture Fund
Parent Company (LEAPS), expires October 2009, exercise price $6.40	$38,041	0.0%
Parent Company (LEAPS), expires October 2009, exercise price $6.85	8,794	0.0%
Genius Products, Inc. – expires 12/5/10	35,625	0.0%
Motorcar Parts of America, Inc. - expires 5/17/12	43,348	0.0%
Pokertek, Inc. – expires 4/23/12	47,060	0.0%
Wyndcrest Holdings LLC	7,291,120	0.6%

	$7,463,988	0.6%

Janus Global Life Sciences Fund
Fibrogen, Inc.	$7,440,153	0.9%
GMP Companies, Inc.	7,011,316	0.8%
Mediquest Therapeutics	5,018,510	0.6%
Mediquest Therapeutics - expires 6/15/11	282,040	0.0%
Mediquest Therapeutics - expires 6/15/12	47,460	0.0%
Mediquest Therapeutics, 14.00%, due 3/31/09	1,448,251	0.2%

	$21,247,730	2.5%

Securities are valued at “fair value” pursuant to procedures adopted by the Funds’ trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to a systematic fair valuation model.

98  Janus Growth Funds  April 30, 2008

§  Schedule of Restricted and Illiquid Securities (as of April 30, 2008)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Venture Fund
Genius Products, Inc.	12/5/05	$8,417,000	$2,612,500	0.2%
Genius Products, Inc. - expires 12/5/10 º º	12/5/05	1,083,000	35,625	0.0%
Motorcar Parts of America, Inc.	5/17/07	6,276,886	3,979,531	0.3%
Motorcar Parts of America, Inc. - expires 5/17/12 º º	5/17/07	198,682	43,348	0.0%
Pokertek, Inc. - expires 4/23/12 º º	4/23/07	712,613	47,060	0.0%
Wyndcrest Holdings LLC º º	7/26/07	7,291,120	7,291,120	0.6%

		$23,979,301	$14,009,184	1.1%

Janus Global Life Sciences Fund
Fibrogen, Inc. º º	12/28/04-11/8/05	$5,786,786	$7,440,153	0.9%
GMP Companies, Inc. º º	5/31/06-2/19/08	5,869,431	7,011,316	0.8%
Mediquest Therapeutics º º	5/11/06-6/15/06	5,018,510	5,018,510	0.6%
Mediquest Therapeutics - expires 6/15/11 º º	5/11/06-6/15/06	–	282,040	0.0%
Mediquest Therapeutics - expires 6/15/12 º º	10/12/07	52,683	47,460	0.0%
Mediquest Therapeutics, 14.00%, due 3/31/09 º º	10/12/07	1,448,251	1,448,251	0.2%

		$18,175,661	$21,247,730	2.5%

Janus Global Technology Fund
Goldman Sachs, Inc., convertible, (Omniture, Inc.), 0% (144A)	11/20/07	$4,262,544	$3,797,390	0.4%

The Funds have registration rights for certain restricted securities held as of April 30, 2008. The issuer incurs all registration costs.

Janus Growth Funds  April 30, 2008  99

Notes to Schedules of Investments (unaudited) (continued)

£	The Investment Company Act of 1940, as amended, defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the six-month period ended April 30, 2008.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 4/30/08

Janus Orion Fund
CapitalSource, Inc.	7,563,830	$120,879,769	–	$–	$–	$14,143,555	$222,816,786
Cypress Semiconductor Corp.	6,704,670	148,834,470	1,525,160	27,961,031	21,092,939	–	229,894,638
Dade Behring Holdings, Inc.	–	–	6,268,506	226,736,621	255,938,341	–	–
Neustar, Inc.	2,735,730	63,047,159	664,515	21,354,520	(2,596,644)	–	121,997,084
Trimble Navigation, Ltd.	474,615	12,096,312	888,620	25,690,100	(1,127,102)	–	113,018,933
VistaPrint, Ltd.	153,575	5,825,576	46,905	1,621,651	301,894	–	93,028,900

	17,632,420	$350,683,286	9,393,706	$303,363,923	$273,609,428	$14,143,555	$780,756,341

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 4/30/08

Janus Venture Fund
Century Casinos, Inc.*	–	$–	76,955	$537,715	$(63,000)	$–	$4,817,772
Elixir Gaming Technologies, Inc.*	–	–	–	–	–	–	7,883,520
Genius Products, Inc.*	–	–	–	–	–	–	2,612,500
Health Grades, Inc.*	–	–	–	–	–	–	9,119,429
Information Services Group, Inc.*	–	–	–	–	–	–	10,158,358
Intermap Technologies, Ltd.*	–	–	–	–	–	–	13,357,132
LivePerson, Inc.*	–	–	–	–	–	–	10,583,215
Megacable Holdings SAB de C.V.*	2,665,495	8,526,223	2,665,495	8,526,223	375,370	–	–
Motorcar Parts of America, Inc.*	–	–	–	–	–	–	3,979,531
NaviSite Inc.*	488,314	2,641,430	–	–	–	–	14,410,579
NuCo2, Inc.*	–	–	435,450	12,293,175	(255,750)	–	10,175,561
Parent Co.*	–	–	–	–	–	–	2,627,267
Pokertek, Inc.*	–	–	–	–	–	–	1,767,169
Progressive Gaming International Corp.*	5,453,641	13,547,455	–	–	–	–	9,325,726
Sturm Ruger and Company, Inc.*	–	–	–	–	–	–	7,911,341
Think Partnership, Inc.*	–	–	–	–	–	–	2,627,423
UCN, Inc.*	267,110	877,456	–	–	–	–	4,664,505
Ultimate Software Group, Inc.*	–	–	–	–	–	–	51,335,695
Virtual Radiologic Corp.*	215,925	3,670,725	7,678	130,526	3,592	–	2,909,211
Workstream, Inc. (U.S. Shares)*	–	–	219,904	1,187,328	(1,027,960)	–	2,827,519
Wyndcrest Holdings LLC*	–	–	–	–	–	–	7,291,120

		$29,263,289		$22,674,967	$(967,748)	$–	$180,384,573

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 4/30/08

Janus Global Life Sciences Fund
Achillion Pharmaceuticals, Inc.	–	$–	31,065	$217,927	$(78,245)	$–	$3,686,046
Mediquest Therapeutics	–	–	–	–	–	–	5,018,510

		$–		$217,927	$(78,245)	$–	$8,704,556

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of April 30, 2008 is noted below.

Fund	Aggregate Value

Growth
Janus Fund	$1,464,735,952
Janus Orion Fund	1,261,634,939
Janus Research Fund	442,396,500
Janus Triton Fund	4,816,990
Janus Venture Fund	80,183,990
Specialty Growth
Janus Global Life Sciences Fund	171,588,676
Janus Global Technology Fund	155,197,069

100  Janus Growth Funds  April 30, 2008

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Fund, Janus Enterprise Fund, Janus Orion Fund, Janus Research Fund, Janus Triton Fund, Janus Twenty Fund, Janus Venture Fund, Janus Global Life Sciences Fund and Janus Global Technology Fund (collectively the “Funds” and individually a “Fund”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust has twenty-nine funds. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified as defined in the 1940 Act, with the exception of Janus Orion Fund and Janus Twenty Fund, which are classified as nondiversified. The Funds are no-load investments.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or non-public securities. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund in the Trust.

Securities Lending
Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC (“Janus Capital”) makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the

Janus Growth Funds  April 30, 2008  101

Notes to Financial Statements (unaudited) (continued)

Securities and Exchange Commission (“SEC”). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of April 30, 2008, the Funds had on loan securities valued as indicated:

Value at
Fund	April 30, 2008

Growth
Janus Fund	$622,936,886
Janus Enterprise Fund	353,553,461
Janus Orion Fund	450,557,001
Janus Research Fund	255,732,808
Janus Triton Fund	20,807,915
Janus Twenty Fund	941,521,441
Janus Venture Fund	306,688,804
Specialty Growth
Janus Global Life Sciences Fund	145,079,020
Janus Global Technology Fund	80,295,739

As of April 30, 2008, the Funds received cash collateral for securities lending activity as indicated:

Cash Collateral at
Fund	April 30, 2008

Growth
Janus Fund	$650,974,371
Janus Enterprise Fund	363,938,696
Janus Orion Fund	466,199,307
Janus Research Fund	263,570,392
Janus Triton Fund	21,769,654
Janus Twenty Fund	968,392,470
Janus Venture Fund	317,829,396
Specialty Growth
Janus Global Life Sciences Fund	150,046,463
Janus Global Technology Fund	83,850,254

As of April 30, 2008, all cash collateral received by the Funds was invested in the Allianz Dresdner Daily Asset Fund, except as noted in the following tables:

Fund	Time Deposits

Growth
Janus Fund	$432,408,016
Janus Enterprise Fund	210,809,368
Janus Orion Fund	238,919,596
Janus Research Fund	108,923,839
Janus Triton Fund	10,524,666
Janus Twenty Fund	665,809,883
Janus Venture Fund	132,627,376
Specialty Growth
Janus Global Life Sciences Fund	85,402,687
Janus Global Technology Fund	42,939,162

Fund	Repurchase Agreements

Growth
Janus Fund	$141,495,680
Janus Enterprise Fund	68,982,567
Janus Orion Fund	78,501,834
Janus Research Fund	35,642,846
Janus Triton Fund	3,443,958
Janus Twenty Fund	217,871,127
Janus Venture Fund	43,399,289
Specialty Growth
Janus Global Life Sciences Fund	27,946,085
Janus Global Technology Fund	14,050,863

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Funds’ direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital-sponsored mutual funds, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions
The Funds may enter into forward currency contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable). Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in

102  Janus Growth Funds  April 30, 2008

the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts
The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian.

Swaps
The Funds may enter into swap agreements to hedge exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Swap contracts are reported as an asset and liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Funds, and/or the termination value. Therefore, the Funds consider the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

Options Contracts
The Funds may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period of up to three years. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations

Janus Growth Funds  April 30, 2008  103

Notes to Financial Statements (unaudited) (continued)

(if applicable). The Funds recognized realized gains/(losses) from written options contracts during the six-month period ended April 30, 2008 as indicated in the table below:

Fund	Gains/(Losses)

Growth
Janus Fund	$1,048,806
Janus Orion Fund	9,269,563
Specialty Growth
Janus Global Technology Fund	($1,498,835)

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Funds pay a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Written option activity for the six-month period ended April 30, 2008 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Fund
Options outstanding at October 31, 2007	9,869	$1,103,756
Options written	83,030	21,007,260
Options expired	(4,156)	(437,566)
Options closed	(5,713)	(666,190)
Options exercised	–	–

Options outstanding at April 30, 2008	83,030	$21,007,260

	Number of	Premiums
Put Options	Contracts	Received

Janus Fund
Options outstanding at October 31, 2007	2,660	$202,866
Options written	58,569	6,222,410
Options expired	(1,143)	(33,147)
Options closed	–	–
Options exercised	(1,517)	(169,719)

Options outstanding at April 30, 2008	58,569	$6,222,410

	Number of	Premiums
Call Options	Contracts	Received

Janus Orion Fund
Options outstanding at October 31, 2007	–	$–
Options written	803,370	37,414,801
Options expired	(16,703)	(6,344,240)
Options closed	(549,677)	(14,364,161)
Options exercised	(4,399)	(667,365)

Options outstanding at April 30, 2008	232,591	$16,039,035

	Number of	Premiums
Put Options	Contracts	Received

Janus Orion Fund
Options outstanding at October 31, 2007	–	$–
Options written	1,537,694	50,552,839
Options expired	(70,997)	(5,876,357)
Options closed	(1,418,301)	(31,850,977)
Options exercised	–	–

Options outstanding at April 30, 2008	48,396	$12,825,505

	Number of	Premiums
Call Options	Contracts	Received

Janus Triton Fund
Options outstanding at October 31, 2007	–	$–
Options written	1,110	209,406
Options expired	–	–
Options closed	–	–
Options exercised	–	–

Options outstanding, at April 30, 2008	1,110	$209,406

	Number of	Premiums
Call Options	Contracts	Received

Janus Venture Fund
Options outstanding at October 31, 2007	–	$–
Options written	10,627	1,959,454
Options expired	–	–
Options closed	–	–
Options exercised	–	–

Options outstanding at April 30, 2008	10,627	$1,959,454

	Number of	Premiums
Put Options	Contracts	Received

Janus Venture Fund
Options outstanding at October 31, 2007	–	$–
Options written	6,627	1,110,750
Options expired	–	–
Options closed	–	–
Options exercised	–	–

Options outstanding at April 30, 2008	6,627	$1,110,750

	Number of	Premiums
Call Options	Contracts	Received

Janus Global Technology Fund
Options outstanding at October 31, 2007	2,091	$1,449,365
Options written	–	–
Options expired	–	–
Options closed	(2,091)	(1,449,365)
Options exercised	–	–

Options outstanding at April 30, 2008	–	$–

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own, or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the

104  Janus Growth Funds  April 30, 2008

proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of a Fund’s short sales positions, other than against the box, will not exceed 10% of its net assets. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that the Fund may recognize upon termination of a short sale. Short sales held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable).

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arises from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-Issued Securities
The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds, which are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Equity-Linked Structured Notes
The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Restricted Cash
As of April 30, 2008, Janus Orion Fund and Janus Research Fund had restricted cash in the amount of $8,392,000 and $2,970,000, respectively. The restricted cash represents funds in relation to options contracts invested by the Funds as of April 30, 2008. The restricted cash is held at the Funds’ custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Initial Public Offerings
The Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Janus Growth Funds  April 30, 2008  105

Notes to Financial Statements (unaudited) (continued)

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds will be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Funds adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on April 30, 2008. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that based on the technical merits have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Funds to analyze all open tax years, fiscal years 2003-2006 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended April 30, 2008, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, the Funds will be required to disclose the extent to which fair value is used to measure assets and liabilities and the inputs used to develop the measurements.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS No. 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS No. 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS No. 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management does not believe the adoption of SFAS No. 159 will impact the financial statement amounts.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities”

106  Janus Growth Funds  April 30, 2008

(“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Funds’ financial statement disclosures.

2. Investment Advisory Agreements and Other Transactions With Affiliates

The Funds pay a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate shown in the table below:

Fund	Advisory Fee %

Growth
Janus Fund	0.64%
Janus Enterprise Fund	0.64%
Janus Orion Fund	0.64%
Janus Research Fund	0.64%
Janus Triton Fund	0.64%
Janus Twenty Fund	0.64%
Janus Venture Fund	0.64%
Specialty Growth
Janus Global Life Sciences Fund	0.64%
Janus Global Technology Fund	0.64%

For Janus Research Fund, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark, as shown in the following table:

Fund	Benchmark Index

Janus Research Fund	Russell 1000® Growth Index

Any performance adjustment for Janus Research Fund commenced on February 1, 2007, prior to which only the base rate fee applied. The calculation of the performance adjustment is applied as follows:

(Investment Advisory Fee = Base Fee +/- Performance Adjustment).

The investment advisory fee paid to Janus Capital by the Fund consists of two components: (i) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee”), plus or minus (ii) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months. When the Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance Adjustment began February 2007 for Janus Research Fund. No Performance Adjustment will be applied unless the difference between the Fund’s investment performance and the investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund’s performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas the Fund’s benchmark index does not have any expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Fund and the Fund’s benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund’s benchmark index and future changes to the size of the Fund.

The Fund’s prospectus and statement of additional information contain additional information about performance-based fees. The amount shown as Advisory fees on the Statement of Operations reflects the Base Fee plus/minus any Performance Adjustment. During the six-month period ended April 30, 2008, the Fund recorded the following Performance Adjustment as indicated in the table below:

Performance
Fund	Fee

Janus Research Fund	$3,103,459

Until at least March 1, 2009, provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed to reimburse Janus Triton Fund by the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding

Janus Growth Funds  April 30, 2008  107

Notes to Financial Statements (unaudited) (continued)

brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the annual rate of 1.25%. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as Excess Expense Reimbursement on the Statement of Operations.

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Each Fund pays Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital and the Funds’ transfer agent, an asset-weighted average annual fee based on the proportion of each Fund’s total net assets sold directly and the proportion of each Fund’s net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per open shareholder account (excluding Janus Twenty Fund and Janus Venture Fund) for transfer agent services.

During the six-month period ended April 30, 2008, Janus Services reimbursed the following Funds as a result of dilutions caused by incorrectly processed shareholder activity as indicated in the table below:

Fund

Growth
Janus Fund	$5,804
Janus Enterprise Fund	15,570
Janus Orion Fund	14,331
Janus Research Fund	670
Janus Triton Fund	19,149
Janus Twenty Fund	35,777
Janus Venture Fund	4,124
Specialty Growth
Janus Global Technology Fund	146

During the fiscal year ended October 31, 2007, Janus Services reimbursed the following Funds as a result of dilutions caused by incorrectly processed shareholder activity as indicated in the table below:

Fund

Growth
Janus Fund	$6,850
Janus Enterprise Fund	19,042
Janus Orion Fund	8,168
Janus Research Fund	17,084
Janus Triton Fund	4,199
Janus Twenty Fund	46,019
Janus Venture Fund	8,516
Specialty Growth
Janus Global Life Sciences Fund	2,791
Janus Global Technology Fund	4,978

During the six-month period ended April 30, 2008, Janus Capital reimbursed the following Funds as a result of dilutions caused by certain trading and/or pricing errors as indicated in the table below:

Fund

Growth
Janus Fund	$21
Janus Enterprise Fund	4
Janus Triton Fund	483

During the fiscal year ended October 31, 2007, Janus Capital reimbursed the following Funds as a result of dilutions caused by certain trading and/or pricing errors as indicated in the table below:

Fund

Growth
Janus Fund	$82,464
Janus Research Fund	20
Janus Twenty Fund	227
Specialty Growth
Janus Global Life Sciences Fund	14,491

For the six-month period ended April 30, 2008, Janus Capital assumed $16,904 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Portfolios”) in connection with the regulatory and civil litigation matters discussed in the Pending Legal Matters. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. As a result, no fees were allocated to Janus Triton Fund. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees.

108  Janus Growth Funds  April 30, 2008

The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of April 30, 2008 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the six-month period ended April 30, 2008 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended April 30, 2008.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $39,907 was paid by the Trust during the six-month period ended April 30, 2008. Each Fund’s portion is reported as part of “Other Expenses” on the Statement of Operations.

A 2.00% redemption fee may be imposed on shares of Janus Global Life Sciences Fund and Janus Global Technology Fund held for 90 days or less. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds’ asset levels and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees received by the Funds for the six-month period ended April 30, 2008 are indicated in the table below:

Fund	Redemption Fee

Janus Global Life Sciences Fund	$68,000
Janus Global Technology Fund	$97,005

The Funds may invest in money market funds, including funds managed by Janus Capital. During the six-month period ended April 30, 2008, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 4/30/08

Janus Institutional Cash Management Fund – Institutional Shares
Growth
Janus Fund	$645,761,263	$641,234,046	$3,194,307	$180,867,209
Janus Enterprise Fund	95,112,045	78,543,513	1,141,062	41,397,952
Janus Orion Fund	563,778,446	614,830,154	3,109,589	122,437,860
Janus Research Fund	491,373,218	533,484,077	2,011,891	61,741,991
Janus Triton Fund	14,509,283	17,484,140	53,656	3,223,446
Janus Twenty Fund	442,500,692	459,731,881	9,091,995	410,632,853
Janus Venture Fund	39,102,284	42,611,714	20,124	51,570
Specialty Growth
Janus Global Life Sciences Fund	75,969,686	74,677,497	147,845	5,357,339
Janus Global Technology Fund	54,482,901	68,588,751	621,999	20,581,207

	$2,422,589,819	$2,531,185,773	$19,392,468	$846,291,427

Janus Institutional Money Market Fund – Institutional Shares
Growth
Janus Fund	$1,007,574,322	$832,706,954	$1,016,913	$259,579,562
Janus Enterprise Fund	263,908,787	216,612,487	365,393	61,926,551
Janus Orion Fund	1,023,925,156	867,877,846	1,201,925	156,047,310
Janus Research Fund	694,382,223	754,189,923	504,087	303,000
Janus Triton Fund	33,018,095	25,524,295	43,636	7,493,800
Janus Twenty Fund	1,379,832,771	1,339,681,119	5,130,449	547,533,260
Janus Venture Fund	60,809,282	54,590,907	42,354	6,218,375
Specialty Growth
Janus Global Life Sciences Fund	104,089,613	89,312,025	59,191	19,632,438
Janus Global Technology Fund	133,055,748	121,908,249	206,025	17,146,360

	$4,700,595,997	$4,302,403,805	$8,569,973	$1,075,880,656

Janus Growth Funds  April 30, 2008  109

Notes to Financial Statements (unaudited) (continued)

3.	Purchases and Sales of Investment Securities

For the six-month period ended April 30, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) were as follows:

			Purchase of Long-	Proceeds from Sales
	Purchase of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Growth
Janus Fund	$7,331,304,186	$7,853,076,955	$–	$–
Janus Enterprise Fund	832,643,671	911,429,914	–	–
Janus Orion Fund	3,590,897,642	3,538,753,645	–	–
Janus Research Fund	2,231,044,512	2,351,165,993	–	–
Janus Triton Fund	59,732,749	54,259,901	–	–
Janus Twenty Fund	2,350,866,693	2,673,296,119	–	–
Janus Venture Fund	340,278,605	408,516,285	–	–
Specialty Growth
Janus Global Life Sciences Fund	323,533,917	382,419,279	–	–
Janus Global Technology Fund	399,652,147	422,314,134	–	–

4.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2008 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals and passive foreign investment companies.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Growth
Janus Fund	$10,744,742,088	$1,901,368,298	$(579,326,515)	$1,322,041,783
Janus Enterprise Fund	1,992,760,313	580,650,973	(109,911,429)	470,739,544
Janus Orion Fund	4,898,924,286	955,006,801	(200,362,990)	754,643,811
Janus Research Fund	4,225,109,138	696,114,485	(280,508,831)	415,605,654
Janus Triton Fund	165,078,872	14,323,566	(18,945,751)	(4,622,185)
Janus Twenty Fund	8,447,089,072	5,497,115,249	(223,731,707)	5,273,383,542
Janus Venture Fund	1,507,679,828	279,258,801	(201,750,248)	77,508,553
Specialty Growth
Janus Global Life Sciences Fund	885,704,981	144,663,397	(54,857,859)	89,805,538
Janus Global Technology Fund	848,901,543	188,689,875	(84,453,229)	104,236,646

110  Janus Growth Funds  April 30, 2008

Net capital loss carryovers as of October 31, 2007 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

					Accumulated
Fund	October 31, 2008	October 31, 2009	October 31, 2010	October 31, 2011	Capital Losses

Growth
Janus Fund(1)	$(9,277,363)	$(1,600,258,867)	$(2,692,706,418)	$(569,521,625)	$(4,871,764,273)
Janus Enterprise Fund(1)	(3,673,874)	(2,728,561,313)	(1,180,687,781)	(35,756,979)	(3,948,679,947)
Janus Orion Fund(1)	(1,559,485)	(1,125,939,471)	(584,074,251)	–	(1,711,573,207)
Janus Research Fund	–	(1,556,504,638)	(2,677,021,633)	(22,598,721)	(4,256,124,992)
Janus Triton Fund	–	–	–	–	–
Janus Twenty Fund	–	(639,987,649)	(117,584,500)	(643,606,306)	(1,401,178,455)
Janus Venture Fund(1)	–	(25,161,575)	(12,580,788)	–	(37,742,363)
Specialty Growth
Janus Global Life Sciences Fund	–	(301,362,984)	(251,753,591)	(103,237,607)	(656,354,182)
Janus Global Technology Fund	–	(1,473,525,794)	(857,178,929)	(83,082,507)	(2,413,787,230)

(1)	Capital loss carryovers subject to annual limitations.

During the year ended October 31, 2007, the following capital loss carryovers were utilized by the Funds as indicated in the table below:

Capital Loss
Fund	Carryover Utilized

Growth
Janus Fund	$517,876,026
Janus Enterprise Fund	179,046,774
Janus Orion Fund	128,854,569
Janus Research Fund	543,442,215
Janus Twenty Fund	461,314,168
Janus Venture Fund	12,580,786
Specialty Growth
Janus Global Life Sciences Fund	98,793,290
Janus Global Technology Fund	137,600,770

Janus Growth Funds  April 30, 2008  111

Notes to Financial Statements (unaudited) (continued)

5.	Capital Share Transactions

For the six-month period ended
April 30, 2008 (unaudited)
and the fiscal year ended
October 31, 2007	Janus Fund		Janus Enterprise Fund		Janus Orion Fund		Janus Research Fund		Janus Triton Fund
(all numbers in thousands)	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007

Transactions in Fund Shares
Shares sold	19,430	41,962	3,994	7,478	70,011	102,438	16,750	25,694	2,831	4,172
Reinvested dividends and distributions	1,905	1,317	–	–	1,261	763	132	112	1,166	113
Shares repurchased	(35,009)	(64,516)	(4,974)	(8,075)	(49,327)	(62,559)	(27,234)	(30,052)	(2,193)	(3,972)
Net Increase/(Decrease) in Fund Shares	(13,674)	(21,237)	(980)	(597)	21,945	40,642	(10,352)	(4,246)	1,804	313
Shares Outstanding, Beginning of Period	387,340	408,577	37,601	39,198	382,370	341,728	156,011	160,257	8,867	8,554
Shares Outstanding, End of Period	373,666	387,340	36,621	37,601	404,315	382,370	145,659	156,011	10,671	8,867

For the six-month period ended
April 30, 2008 (unaudited)
and the fiscal year ended					Janus Global		Janus Global
October 31, 2007	Janus Twenty Fund		Janus Venture Fund		Life Sciences Fund		Technology Fund
(all numbers in thousands)	2008	2007	2008	2007	2008	2007	2008	2007

Transactions in Fund Shares
Shares sold	7,534	9,915	370	713	2,661	1,518	3,284	4,803
Reinvested dividends and distributions	339	1,014	5,473	2,441	–	–	239	–
Shares repurchased	(9,072)	(21,025)	(1,500)	(2,118)	(2,712)	(12,952)	(5,662)	(17,295)
Net Increase/(Decrease) in Fund Shares	(1,199)	(10,096)	4,343	1,036	(51)	(11,434)	(2,139)	(12,492)
Shares Outstanding, Beginning of Period	170,940	181,036	22,306	21,270	37,064	48,498	62,281	74,773
Shares Outstanding, End of Period	169,741	170,940	26,649	22,306	37,013	37,064	60,142	62,281

6.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment

112  Janus Growth Funds  April 30, 2008

Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, Enhanced Investment Technologies, LLC (“INTECH”), Bay Isle Financial LLC (“Bay Isle”), Perkins, Wolf, McDonnell and Company, LLC (“Perkins”), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter was held in December 2007. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI’s Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements. These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Growth Funds  April 30, 2008  113

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Funds’ website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the three Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 14, 2007, based on their evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2008 through February 1, 2009 (January 1, 2008 through January 1, 2009 for INTECH Risk-Managed Stock Fund and Janus Global Research Fund), subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund, the knowledge of the Trustees gained from their regular meetings with management on at least a quarterly basis, and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds’ administrator, monitoring adherence to the Funds’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders, and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and/or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that, taking into account steps taken to address those Funds whose performance lagged that of the median of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the

114  Janus Growth Funds  April 30, 2008

appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the investment performance of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Fund’s benchmark index. They concluded that the performance of many Funds was good to very good under current market conditions. Although the performance of some Funds lagged that of the median of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided
The Trustees examined information on the fees and expenses of each Fund in comparison to similar information for comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only services related to portfolio management). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, the Trustees noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology used in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. They also reviewed the financial statements of Janus Capital’s parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receives adequate incentives to manage the Funds effectively. They recognized that profitability comparisons among investment advisers are difficult because very little comparative information is publicly available and profitability of any adviser is affected by numerous factors, including the organizational structure of the particular adviser, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the adviser’s capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees payable by Janus Capital or the Funds to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. They also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Fund, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds declined in the past few years, those Funds benefited from having advisory fee rates that remained constant rather than increasing as assets declined. In addition, performance fee structures have been

Janus Growth Funds  April 30, 2008  115

Additional Information (unaudited) (continued)

implemented for several Funds that will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers, based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and that the transfer agent receives compensation directly from the non-money market Funds for services provided. They also considered Janus Capital’s past and proposed use of commissions paid by Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting those Funds and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of “soft” commission dollars of a Fund to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They also concluded that Janus Capital benefits from the receipt of proprietary and third-party research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, all of the Trustees, all of whom are Independent Trustees, concluded that the proposed continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, was in the best interest of the respective Funds and their shareholders.

116  Janus Growth Funds  April 30, 2008

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended October 31, 2007. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

Janus Growth Funds  April 30, 2008  117

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statement of Changes in Net Assets

This statement reports the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s net asset value (“NAV”) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The

118  Janus Growth Funds  April 30, 2008

expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size asset of a Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Growth Funds  April 30, 2008  119

Notes

120  Janus Growth Funds  April 30, 2008

Notes

Janus Growth Funds  April 30, 2008  121

Janus provides access to a wide range of investment disciplines.

Asset Allocation
Janus asset allocation portfolios invest in several underlying mutual funds, rather than individual securities, in an attempt to offer investors an instantly diversified portfolio. Janus Smart Portfolios are unique in their combination of funds that leverage the fundamental research approach of Janus with funds supported by the risk-managed, mathematical investment process of INTECH (a Janus subsidiary).

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed
Our risk-managed fund seeks to outperform its index while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), this fund uses a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, go to www.janus.com.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

Investments in money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money market funds.

151 Detroit Street Denver, CO 80206 1-800-525-3713

Funds distributed by Janus Distributors LLC (6/08)

C-0307-52	111-24-103 06-08

2008 Semiannual Report

Janus	Core, Risk-Managed and Value Funds

Core
Janus Balanced Fund
Janus Contrarian Fund
Janus Fundamental Equity Fund
Janus Growth and Income Fund
Risk-Managed
INTECH Risk-Managed Stock Fund
Value
Janus Mid Cap Value Fund
Janus Small Cap Value Fund

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your fund
• Fund performance, characteristics and holdings

            Janus Core, Risk-Managed and Value Funds

Co-Chief Investment Officers’ Letter to Shareholders	1
Useful Information About Your Fund Report	5
Management Commentaries and Schedules of Investments
Janus Balanced Fund	6
Janus Contrarian Fund	18
Janus Fundamental Equity Fund	27
Janus Growth and Income Fund	35
INTECH Risk-Managed Stock Fund	44
Janus Mid Cap Value Fund	54
Janus Small Cap Value Fund	64
Statements of Assets and Liabilities	74
Statements of Operations	76
Statements of Changes in Net Assets	78
Financial Highlights	81
Notes to Schedules of Investments	86
Notes to Financial Statements	89
Additional Information	103
Explanations of Charts, Tables and Financial Statements	106

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Letter to the Shareholders

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

Dear Shareholders,

Challenging economic conditions have been the dominant theme for the financial markets over the past several months. Despite recent volatility, our investment team has maintained a relentless focus on our fundamental, bottom-up research process and has continued to discover compelling investment opportunities for our shareholders.

Major Market Themes

Turmoil in the credit markets, uncertainty surrounding the near-term outlook for the U.S. economy and a weaker corporate profit picture made for a volatile and difficult market environment over the past several months. While sentiment toward the end of the period improved and U.S. equity markets finished well above their mid-March lows, stocks were broadly lower over the six months ended April 30, 2008. The Russell 1000® Index declined 9.54%, the Russell 2000® Index was down 12.92% and the Morgan Stanley Capital International (MSCI) All Country World IndexSM gave up 9.47% during the period. Fixed-income markets proved to be volatile over the period with the Lehman Brothers Aggregate Bond Index up 4.08% and the Lehman Brothers High-Yield Bond Index lost 0.74% over the period.

Additional write-offs related to the loose lending practices over the previous 36 months, slowing consumer spending and a softening labor market, accompanied by record commodity prices and rising inflation expectations, weighed on investor sentiment during the period. Stocks reached their lows in mid-March amid fears that credit conditions could suffer another setback given a deteriorating liquidity position at investment bank Bear Stearns. Uncertain market conditions resulted in interest rates hitting five-year lows with the 10-Year Treasury Note touching 3.33%. Prior to that, periodic liquidity injections by the Federal Reserve (Fed) failed to alleviate the stress in the funding and credit markets. Financial markets stabilized somewhat after the Fed aggressively lowered the Federal Funds rate, expanded the collateral it would accept, allowed for broker/dealers to borrow directly from the Fed and played an instrumental role in JP Morgan Chase’s purchase of near-defunct Bear Stearns. All of these moves were vitally important toward stabilizing the financial system while allowing for the recovery process to continue. By the end, the Fed had lowered its target interest rate from 4.50% to 2.00% during the period.

Following the March lows, the equity market’s rally at the end of the six-month period can be attributed to the moves by the Fed and, in part, to improving sentiment as investors began to look ahead to a possible economic recovery. Nevertheless, concerns about elevated inflationary pressures, soft consumer spending, the weak housing market and the lingering possibility of more write-downs continued to weigh on the market.

Performance Notables

For the one-year period ended April 30, 2008, 77% of Janus’ retail funds ranked within Lipper’s top two quartiles, based upon total returns. The results were even stronger over longer time periods as 87% of our retail funds achieved first- or second-quartile Lipper rankings over three years and 86% ranked in Lipper’s top two quartiles over five years. Furthermore, 78.3% of our retail funds had a 4- or 5-star overall Morningstar Ratingtm as of April 30, 2008, well ahead of the 32.5% of funds for which Morningstar awards 4- or 5-stars in each category. (See complete Lipper rankings on page 3 and complete Morningstar Ratingstm on page 4).

Investment Team Update

We continue to enhance the breadth of our global stock coverage and work tirelessly to generate solid investment insights in an attempt to deliver superior investment performance. Our hands-on research approach is critical to our stock selection process. As such, the Janus equity research team traveled over 2.9 million miles in 2007 investigating potential stock and bond picks worldwide. This year, we plan to embark on a multi-year strategy to locate certain investment personnel closer to the companies that they research as an important first step in building out our global footprint from a research standpoint.

While our objective is to develop a research edge and invest with conviction in our funds, we seek to do so in a disciplined and thoughtful way by clearly understanding and managing risk in our portfolios. Dan Scherman, Director of Risk and Trading, works continually with our investment management

Janus Core, Risk-Managed and Value Funds  April 30, 2008  1

Continued

team to ensure that portfolio risks are intentional and calculated. We believe this analysis is both timely and critical as we navigate today’s challenging markets.

Conclusion

As we look back over the past six months, we are relieved that signs of stabilization appeared in the financial markets as the period came to a close. However, we recognize that there are still significant challenges ahead. Increasing risk aversion has resulted in a significant contraction of credit availability for both consumers and corporations. The tightening of credit, along with declining real estate prices, rising energy prices and a climbing unemployment rate may all create significant economic headwinds in the near future. While unsettling, we believe this is a natural and necessary process of recovery from the excessive risk-taking and loose lending standards that developed over the previous several years in many areas of the credit markets. We feel that the environment will improve as the healing process progresses.

So, as we look ahead, we are paying very close attention to the outlook for the global economy, with a keen focus on slowing growth in the United States and the growth rates of the emerging economies around the globe. As these emerging economies become more prosperous, they may be able to move from economies based exclusively on exports fueling their growth to more balanced models emphasizing both exports and internal consumption of the goods they produce. Over a longer period of time, we believe this creates more stability in the global economy. We are also watching rising energy and commodity prices and their impact on inflationary expectations and the absolute level of interest rates. In addition to interest rates, we are focused on the outlook for the housing market and the implications of changes in home prices on the underlying health of the financial system, believing that the recapitalization of the banking and brokerage sectors is a vitally important element of the healing process.

While market volatility is undoubtedly challenging, it can also create an environment that can result in incredibly compelling investment opportunities. Our top priority is to remain committed to our process of in-depth fundamental research, which has been at the core of our investment process since Janus’ inception in 1969. With this singular focus we strive to deliver consistent long-term results for our shareholders.

Thank you for your continued investment in Janus funds.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

2  Janus Core, Risk-Managed and Value Funds  April 30, 2008

Lipper Rankings (unaudited)

		Lipper Rankings – Based on total returns as of 4/30/08

		ONE YEAR		THREE YEAR		FIVE YEAR		TEN YEAR		SINCE INCEPTION		SINCE PM INCEPTION
		PERCENTILE	RANK/	PERCENTILE	RANK/	PERCENTILE	RANK/	PERCENTILE	RANK/	PERCENTILE	RANK/	PERCENTILE	RANK/
	LIPPER CATEGORY	RANK (%)	TOTAL FUNDS	RANK (%)	TOTAL FUNDS	RANK (%)	TOTAL FUNDS	RANK (%)	TOTAL FUNDS	RANK (%)	TOTAL FUNDS	RANK (%)	TOTAL FUNDS

Janus Investment Fund (Inception Date)
Janus Fund (2/70)	Large-Cap Growth Funds	58	429/748	26	162/634	39	203/528	43	107/250	11	2/18	32	246/776

Janus Enterprise Fund(1)(9/92)	Mid-Cap Growth Funds	9	50/604	6	27/503	6	21/414	34	60/179	26	12/46	3	13/623

Janus Orion Fund (6/00)	Multi-Cap Growth Funds	2	10/513	2	5/396	1	1/329	N/A	N/A	17	35/212	3	16/558

Janus Research Fund(1) (5/93)	Large-Cap Growth Funds	19	141/748	4	24/634	3	14/528	3	7/250	3	2/79	2	9/678

Janus Triton Fund(1)(2/05)	Small-Cap Growth Funds	8	42/598	5	24/481	N/A	N/A	N/A	N/A	2	6/471	3	15/542

Janus Twenty Fund* (4/85)	Large-Cap Growth Funds	1	1/748	1	1/634	1	1/528	2	4/250	3	1/36	1	1/807

Janus Venture Fund* (4/85)	Small-Cap Growth Funds	69	410/598	32	150/481	9	35/395	24	44/187	9	1/11	23	69/308

Janus Global Life Sciences Fund (12/98)	Health/Biotechnology Funds	4	7/195	17	25/153	13	18/141	N/A	N/A	13	6/47	4	7/195

Janus Global Technology Fund (12/98)	Science & Technology Funds	23	60/264	16	38/241	29	63/219	N/A	N/A	19	14/74	18	45/250

Janus Balanced Fund(1) (9/92)	Mixed-Asset Target Allocation Moderate Funds	2	7/451	1	3/349	24	55/232	6	7/136	4	1/29	1	3/349

Janus Contrarian Fund (2/00)	Multi-Cap Core Funds	12	98/863	1	1/680	1	1/498	N/A	N/A	5	12/294	5	12/294

Janus Fundamental Equity Fund(1) (6/96)	Large-Cap Core Funds	25	201/822	4	26/684	6	34/575	1	3/299	1	1/207	26	217/848

Janus Growth and Income Fund(1) (5/91)	Large-Cap Core Funds	30	245/822	21	140/684	29	163/575	8	22/299	6	4/74	21	173/848

INTECH Risk-Managed Stock Fund (2/03)	Multi-Cap Core Funds	63	540/863	64	433/680	31	150/498	N/A	N/A	35	172/497	35	172/497

Janus Mid Cap Value Fund – Inv(1)(2) (8/98)	Mid-Cap Value Funds	6	17/332	13	34/264	17	34/204	N/A	N/A	2	1/66	2	1/66

Janus Small Cap Value Fund – Inv*(2) (10/87)	Small-Cap Core Funds	11	84/796	30	191/638	44	214/493	14	25/190	12	15/130	12	15/130

Janus Flexible Bond Fund(1) (7/87)	Intermediate Investment Grade Debt Funds	11	57/559	9	39/473	15	59/403	36	70/194	14	3/22	11	60/563

Janus High-Yield Fund(1) (12/95)	High Current Yield Funds	59	270/458	49	185/383	71	235/333	22	35/163	5	4/97	46	161/349

Janus Short-Term Bond Fund(1) (9/92)	Short Investment Grade Debt Funds	28	72/262	28	58/211	22	35/160	33	28/84	32	8/24	31	79/262

Janus Global Opportunities Fund(1) (6/01)	Global Funds	73	320/443	95	330/349	65	173/267	N/A	N/A	29	60/207	29	60/207

Janus Global Research Fund(1)(2/05)	Multi-Cap Growth Funds	4	15/443	3	10/349	N/A	N/A	N/A	N/A	4	10/324	4	10/324

Janus Overseas Fund*(1) (5/94)	International Funds	1	7/1122	1	1/821	1	1/682	3	7/331	1	1/110	1	1/685

Janus Worldwide Fund(1) (5/91)	Global Funds	73	321/443	78	271/349	96	255/267	82	100/122	36	6/16	80	238/299

Janus Smart Portfolio – Growth (12/05)	Mixed-Asset Target Allocation Growth Funds	3	14/669	N/A	N/A	N/A	N/A	N/A	N/A	2	10/582	2	10/582

Janus Smart Portfolio – Moderate (12/05)	Mixed-Asset Target Allocation Moderate Funds	1	3/451	N/A	N/A	N/A	N/A	N/A	N/A	2	7/383	2	7/383

Janus Smart Portfolio – Conservative (12/05)	Mixed-Asset Target Allocation Conservative Funds	3	9/429	N/A	N/A	N/A	N/A	N/A	N/A	2	6/339	2	6/339

(1)	The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

(2)	Rating is for the Investor Share class only; other classes may have different performance characteristics.

*Closed to new investors.

Past performance is no guarantee of future results. Call 1-800-525-3713 or visit janus.com for current month end performance.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus Core, Risk-Managed and Value Funds  April 30, 2008  3

Morningstar Ratingstm (unaudited)

		Morningstar Ratingstm based on
		total returns as of 4/30/08

		OVERALL RATING(1)		THREE-YEAR RATING		FIVE-YEAR RATING		TEN-YEAR RATING
	CATEGORY	STARS	# OF FUNDS	STARS	# OF FUNDS	STARS	# OF FUNDS	STARS	# OF FUNDS

Janus Investment Fund

Janus Fund	Large Growth Funds	***	1458	****	1458	***	1205	***	566

Janus Enterprise Fund	Mid-Cap Growth Funds	****	828	*****	828	*****	694	***	311

Janus Orion Fund	Mid-Cap Growth Funds	*****	828	*****	828	*****	694	N/A	311

Janus Research Fund	Large Growth Funds	*****	1458	*****	1458	*****	1205	****	566

Janus Triton Fund	Small Growth Funds	*****	688	*****	688	N/A	560	N/A	270

Janus Twenty Fund(2)	Large Growth Funds	*****	1458	*****	1458	*****	1205	*****	566

Janus Venture Fund(2)	Small Growth Funds	***	688	***	688	****	560	***	270

Janus Global Life Sciences Fund	Specialty-Health Funds	****	183	****	183	****	166	N/A	54

Janus Global Technology Fund	Specialty-Technology Funds	****	264	****	264	****	235	N/A	69

Janus Balanced Fund	Moderate Allocation Funds	*****	937	*****	937	****	717	*****	422

Janus Contrarian Fund	Large Blend Funds	*****	1695	*****	1695	*****	1316	N/A	630

Janus Fundamental Equity Fund	Large Blend Funds	*****	1695	*****	1695	****	1316	*****	630

Janus Growth and Income Fund	Large Growth Funds	****	1458	***	1458	***	1205	*****	566

INTECH Risk-Managed Stock Fund	Large Blend Funds	****	1695	***	1695	****	1316	N/A	630

Janus Mid Cap Value Fund — Institutional Shares(2)	Mid-Cap Value Funds	*****	301	*****	301	*****	217	N/A	66

Janus Mid Cap Value Fund — Investor Shares	Mid-Cap Value Funds	*****	301	*****	301	*****	217	N/A	66

Janus Small Cap Value Fund — Institutional Shares(2)	Small Value Funds	****	338	****	338	****	267	****	102

Janus Small Cap Value Fund — Investor Shares(2)	Small Value Funds	****	338	****	338	***	267	****	102

Janus Flexible Bond Fund	Intermediate-Term Bond Funds	****	984	****	984	****	832	***	439

Janus High-Yield Fund	High Yield Bond Funds	***	470	***	470	**	402	****	210

Janus Short-Term Bond Fund	Short-Term Bond Funds	****	388	****	388	****	290	***	165

Janus Global Opportunities Fund	World Stock Funds	**	463	*	463	**	390	N/A	201

Janus Global Research Fund	World Stock Funds	*****	463	*****	463	N/A	390	N/A	201

Janus Overseas Fund(2)	Foreign Large Growth Funds	*****	184	*****	184	*****	158	****	75

Janus Worldwide Fund	World Stock Funds	**	463	**	463	*	390	***	201

Janus Smart Portfolio — Growth	Moderate Allocation Funds	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Janus Smart Portfolio — Moderate	Moderate Allocation Funds	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Janus Smart Portfolio — Conservative	Conservative Allocation Funds	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Percent of funds rated 4 or 5 stars		78.3%		73.9%		71.4%		57.1%

(1)	The Overall Morningstar RatingTM is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar RatingTM metrics.

(2)	Closed to new investors.

Data presented reflects past performance, which is no guarantee of future results.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variation in the distribution percentages.)

© 2008 Morningstar, Inc. All Rights Reserved.

4  Janus Core, Risk-Managed and Value Funds  April 30, 2008

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was April 30, 2008. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees, administrative services fees (where applicable) and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from November 1, 2007 to April 30, 2008.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

By written agreement, Janus Capital Management LLC (“Janus Capital”) has agreed to waive the transfer agency fees payable to certain limits for the Institutional Shares of Janus Mid Cap Value Fund and Janus Small Cap Value Fund until at least March 1, 2009. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Core, Risk-Managed and Value Funds  April 30, 2008  5

Janus Balanced Fund (unaudited)	Ticker: JABAX

Fund Snapshot
The fund combines the growth potential of stocks with the balance of bonds.

Marc Pinto
co-portfolio manager

Gibson Smith
co-portfolio manager

Performance Overview

Janus Balanced Fund returned (1.72)% for the six-month period ended April 30, 2008, compared with a (3.50)% return by the Balanced Index, an internally-calculated secondary benchmark. The Balanced Index is composed of a 55% weighting in the S&P 500® Index, the Fund’s primary benchmark, and a 45% weighting in the Lehman Brothers Government/Credit Index, the Fund’s other secondary benchmark, which returned (9.64)% and 4.14%, respectively.

Economic Overview

Turmoil in the credit markets, uncertainty surrounding the near-term outlook for the U.S. economy and a weaker corporate profit picture made for a volatile and difficult market environment over the past several months. While sentiment toward the end of the period improved and U.S. equity markets finished well off their mid-March lows, stocks were broadly lower during the six-month period ended April 30, 2008. Meanwhile, interest rates trended lower for much of the period as investors looked to less risky U.S. Treasuries during the growing uncertainty. The yield curve ended the period with a much steeper slope as the yield on the 3-month Treasury bill fell by 253 basis points (bps) to 1.38% and the 10-year Treasury yield declined 74 bps to 3.73%.

Additional write-offs related to the loose lending practices over the previous 36 months, slowing consumer spending and a softening labor market, accompanied by record commodity prices and rising inflation expectations, weighed on investor sentiment during the period. Stocks reached their lows in mid-March amid fears that credit conditions could suffer another setback given a deteriorating liquidity position at investment bank Bear Stearns. Prior to that, periodic liquidity injections by the Federal Reserve (Fed) failed to alleviate the stress in the credit markets. Financial markets stabilized somewhat after the Fed aggressively lowered the Federal Funds rate, expanded the collateral it would accept and played an instrumental role in JP Morgan Chase’s purchase of Bear Stearns. By the end, the Fed had lowered its target interest rate from 4.50% to 2.00% during the period.

Overall, mid-cap stocks held up better than large- and small-cap stocks, while growth outperformed value stocks. All sectors declined with the exception of energy, which turned in a gain for the six-month period amid record crude oil prices. Meanwhile, financials were the worst performing group, suffering from turmoil in the credit markets and larger-than-expected subprime-related write-downs. Information technology was also among the weakest performers while defensive sectors, like consumer staples, posted small declines. Within the bond market, U.S. Treasuries outperformed corporate debt as the spreads between the yield on corporate bonds and mortgage-backed securities to equivalent U.S. Treasuries widened, or rose to their highest level. High-yield bonds posted modest declines during the period, with the corporate credit sector among the weakest performing fixed-income groups. Improving credit market conditions, however, helped spreads narrow late in the period and finish off their widest levels.

Following the March lows, the equity market’s rally at the end of the period can be attributed in part to improving sentiment as investors began to look ahead to a possible economic recovery. Nevertheless, concerns about elevated inflationary pressures, soft consumer spending, the weak housing market and the lingering possibility of more write-downs continued to weigh on the market.

Materials Holdings Benefited Fund Performance

The Fund’s outperformance can be attributed primarily to strong, individual stock selection within the materials sector. The top contributor to performance was fertilizer company Potash Corporation of Saskatchewan, where price increases and a solid market position continued to drive returns. We believe the business remains intact and the secular tailwinds of rising agriculture demand, limited potash supply and pricing power are firmly in place. We also believe the company’s announced price increases provide for revenue predictability. However, following a prolonged period of strong performance we trimmed the position in favor of what we believe to be better risk/reward opportunities.

Also within the materials sector, Swiss-based Syngenta, a leader in crop protection, reported strong results for the period driven by demand in Latin America. We believe

6  Janus Core, Risk-Managed and Value Funds  April 30, 2008

(unaudited)

Syngenta should soon see results from its internally developed seed products, eliminating the royalty cost the company has been paying to Monsanto. During the six-month period, we trimmed the position but maintain the view that Syngenta should continue to benefit from the strong secular tailwinds in agriculture and its position in the industry.

Select Financials and Information Technology Stocks Detracted from Results

Student loan provider SLM, formerly “Sallie Mae” declined after the deal to take it private was called off. Investors were concerned that SLM’s earnings outlook would be revised downward as its credit costs increased. Given that potential earnings risk and uncertainty about future credit conditions, we exited the position.

In the information technology sector data storage company, EMC struggled as VMware (of which EMC owns 80%) offered conservative guidance. Longer term, we believe VMware’s competitive position looks to be solid. That, coupled with the fact EMC’s core data storage business has been performing well led us to maintain our position.

Fixed-Income Investments Provided Positive Results

The strongest contribution to returns in the fixed-income portion of the Fund came from our overweight position in U.S. Treasuries. Our higher quality bias protected us as credit and concerns in the mortgage market continued to drive risk premiums wider and Treasury yields lower during the period. We held a nearly zero weighting in mortgage-backed pass-through securities at the end of the period, as we believed concerns about future volatility in the sector supported a cautious stance, which was also evident in our overweight position in highest-quality government securities. Within our credit allocation, both the overall underweight and security selection boosted returns. In terms of detractors, our underweight exposure to agency/government sponsored bonds weighed on relative returns. We are focused on best of breed investment grade companies and seek to select out-of-benchmark exposure to high-yield names with strong free cash flow and asset-heavy balance sheets identified through intensive fundamental credit research.

Outlook

Looking ahead, we will be paying close attention to the employment picture, the availability of credit and consumer confidence, among other things. Should the labor market continue to soften amid continued weakness in the housing market, further slowing in consumer spending is likely. While the government stimulus checks could provide a temporary boost, the current de-leveraging of the U.S. economy could take time to complete, possibly lessening the potential for a sharp rebound in economic activity. Inflation remains a concern for the markets as well, given record commodity prices and its recent elevated level. Although inflation is generally a lagging indicator and should ease with slowing economic growth, it deserves attention given its negative impact and the notion that inflation may limit the Fed’s options to further stimulate economic growth.

The housing market could be the core problem for the U.S. economy, given its ties to interest rates and credit markets. If the end-of-period uptrend in long-term interest rates continues and the spreads between mortgage-backed securities fail to narrow, or even widen, further weakness in housing could result, slowing the healing process within the financial system. Although export growth has been strong, helping to offset domestic weakness, and corporate balance sheets are generally healthy, markets are likely to tread cautiously. We remain committed to our fundamental investment approach in our effort to find opportunities that we believe represent an attractive risk/reward profile. As always, we will continue to emphasize bottom-up company analysis as our primary tool in our quest to add value for shareholders.

Thank you for investing in Janus Balanced Fund.

Janus Core, Risk-Managed and Value Funds  April 30, 2008  7

Janus Balanced Fund (unaudited)

Janus Balanced Fund At A Glance

5 Top Performers – Holdings

Contribution

Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	1.74%
Syngenta A.G. (ADR)	0.57%
EnCana Corp. (U.S. Shares)	0.53%
Syngenta A.G.	0.48%
Samsung Electronics Company, Ltd.	0.21%

5 Bottom Performers – Holdings

Contribution

SLM Corp.	(1.40)%
EMC Corp.	(1.18)%
Fannie Mae	(1.15)%
General Electric Co.	(0.79)%
American Express Co.	(0.71)%

5 Top Performers – Sectors

		Fund Weighting
	Fund Contribution	(% of Net Assets)	S&P 500® Index Weighting

Materials	2.78%	9.61%	3.45%
Energy	0.82%	10.58%	12.83%
Telecommunication Services	0.00%	0.00%	3.46%
Utilities	0.00%	0.00%	3.63%
Consumer Staples	(0.19)%	22.02%	10.51%

5 Bottom Performers – Sectors

		Fund Weighting
	Fund Contribution	(% of Net Assets)	S&P 500® Index Weighting

Financials	(3.23)%	7.51%	17.59%
Industrials	(1.92)%	12.66%	11.71%
Consumer Discretionary	(1.81)%	11.47%	8.67%
Information Technology	(1.42)%	13.95%	16.07%
Health Care	(1.05)%	12.20%	12.09%

8  Janus Core, Risk-Managed and Value Funds  April 30, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of April 30, 2008

ConocoPhillips Oil Companies – Integrated	2.7%
Roche Holding A.G. Medical – Drugs	2.4%
EnCana Corp. (U.S. Shares) Oil Companies – Exploration and Production	2.1%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares) Agricultural Chemicals	2.0%
Nestle S.A. Food – Diversified	1.9%

11.1%

Asset Allocation – (% of Net Assets)
As of April 30, 2008

Emerging markets comprised 1.5% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of April 30, 2008

As of October 31, 2007

Janus Core, Risk-Managed and Value Funds  April 30, 2008  9

Janus Balanced Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2008						Expense Ratio – for the fiscal year ended October 31, 2007
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Balanced Fund	(1.72)%	5.15%	9.57%	7.39%	10.96%	0.79%

S&P 500® Index	(9.64)%	(4.68)%	10.62%	3.89%	10.06%

Lehman Brothers Government/Credit Index	4.14%	7.09%	4.27%	6.00%	6.47%

Balanced Index	(3.50)%	0.69%	7.86%	5.18%	8.70%

Lipper Quartile	–	1st	1st	1st	1st

Lipper Ranking – based on total return for Mixed-Asset Target Allocation Moderate Funds	–	7/451	55/232	7/136	1/29

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period.) All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
See important disclosures on the next page.

10  Janus Core, Risk-Managed and Value Funds  April 30, 2008

(unaudited)

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com for more information about risks, portfolio holdings and other details.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio manager.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

September 3, 1992 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – September 1, 1992

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(11/1/07)	(4/30/08)	(11/1/07-4/30/08)†

Actual	$1,000.00	$982.80	$3.85

Hypothetical (5% return before expenses)	$1,000.00	$1,020.98	$3.92

†Expenses are equal to the annualized expense ratio of 0.78%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Janus Core, Risk-Managed and Value Funds  April 30, 2008  11

Janus Balanced Fund

Schedule of Investments (unaudited)

As of April 30, 2008

Shares or Principal Amount		Value

Common Stock – 52.0%
Advertising Sales – 0.4%
284,375	Lamar Advertising Co. – Class A*,#	$11,244,188
Aerospace and Defense – 1.2%
1,206,930	BAE Systems PLC**	11,126,785
147,295	Boeing Co.	12,499,454
248,580	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	10,360,814
		33,987,053
Agricultural Chemicals – 4.4%
305,885	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	56,267,546
102,139	Syngenta A.G.**	30,257,058
651,605	Syngenta A.G. (ADR)#,**	38,561,984
		125,086,588
Apparel Manufacturers – 0.7%
1,525,825	Esprit Holdings, Ltd.	18,803,972
Applications Software – 0.6%
639,505	Microsoft Corp.	18,238,683
Athletic Footwear – 0.6%
244,780	NIKE, Inc. – Class B	16,351,304
Audio and Video Products – 0.4%
232,985	Sony Corp. (ADR)**	10,668,383
Automotive – Cars and Light Trucks – 0.5%
254,474	BMW A.G.**,#	13,928,397
Beverages – Non-Alcoholic – 1.1%
343,695	Coca-Cola Co.	20,233,325
181,595	PepsiCo, Inc.	12,444,705
		32,678,030
Brewery – 1.1%
385,390	InBev N.V.**,#	31,744,744
Building Products – Air and Heating – 0.5%
262,585	Daikin Industries, Ltd.**	13,184,675
Casino Hotels – 0.7%
1,155,861	Crown, Ltd.	11,926,275
159,474	MGM Mirage*,#	8,157,095
		20,083,370
Commercial Services – Finance – 0.2%
249,370	Western Union Co.	5,735,510
Computers – 1.4%
71,405	Apple, Inc.*	12,420,900
463,525	Hewlett-Packard Co.	21,484,383
50,950	Research In Motion, Ltd. (U.S. Shares)*	6,197,049
		40,102,332
Computers – Memory Devices – 1.0%
1,907,020	EMC Corp.*	29,368,108
Cosmetics and Toiletries – 1.7%
693,600	Avon Products, Inc.	27,064,272
330,595	Procter & Gamble Co.	22,166,395
		49,230,667
Diversified Operations – 2.0%
1,578,000	China Merchants Holdings International Company, Ltd.	8,053,820
146,794	Danaher Corp.	11,452,868
761,445	General Electric Co.	24,899,251
4,063,815	Melco International Development, Ltd.	5,574,867
50,535	Siemens A.G.**	5,988,151
		55,968,957
E-Commerce/Services – 0.6%
249,405	eBay, Inc.*	7,803,882
677,280	Liberty Media Corp. – Interactive Class A*	10,247,247
		18,051,129
Electric Products – Miscellaneous – 0.2%
127,150	Emerson Electric Co.	6,644,859
Electronic Components – Semiconductors – 1.9%
32,523	Samsung Electronics Company, Ltd.	23,160,001
1,009,980	Texas Instruments, Inc.	29,451,017
		52,611,018
Energy – Alternate Sources – 0.2%
103,370	Suntech Power Holdings Company, Ltd. (ADR)*	4,623,740
Enterprise Software/Services – 1.2%
1,568,080	Oracle Corp.*	32,694,468
Finance – Credit Card – 1.5%
907,850	American Express Co.	43,594,957
Finance – Investment Bankers/Brokers – 1.1%
644,100	JP Morgan Chase & Co.	30,691,365
Finance – Mortgage Loan Banker – 0.7%
664,310	Fannie Mae	18,799,973
Food – Diversified – 2.1%
246,416	Kraft Foods, Inc. – Class A	7,794,138
110,945	Nestle S.A.**	53,162,909
		60,957,047
Hotels and Motels – 1.0%
531,075	Starwood Hotels & Resorts Worldwide, Inc.	27,727,426
Machinery – General Industrial – 0.3%
14,483,170	Shanghai Electric Group Company, Ltd.#	8,168,226
Medical – Biomedical and Genetic – 0.4%
179,100	Celgene Corp.*	11,129,274
Medical – Drugs – 3.4%
538,645	Merck & Company, Inc.	20,490,056
400,330	Roche Holding A.G.**	66,678,798
24,710	Roche Holding A.G. (ADR)**	2,046,235
173,845	Wyeth	7,730,887
		96,945,976
Medical – HMO – 0.4%
249,370	Coventry Health Care, Inc.*	11,154,320
Medical Instruments – 0.2%
123,180	Medtronic, Inc.	5,996,402
Medical Products – 0.2%
156,375	Nobel Biocare Holding A.G.**	5,652,598
Multimedia – 0.4%
587,550	News Corporation, Inc. – Class A	10,517,145
Networking Products – 0.2%
255,580	Cisco Systems, Inc.*	6,553,071

See Notes to Schedules of Investments and Financial Statements.

12  Janus Core, Risk-Managed and Value Funds  April 30, 2008

Schedule of Investments (unaudited)

As of April 30, 2008

Shares or Principal Amount		Value

Oil Companies – Exploration and Production – 2.1%
720,950	EnCana Corp. (U.S. Shares)	$58,259,970
Oil Companies – Integrated – 4.8%
879,070	ConocoPhillips	75,731,880
332,125	Hess Corp.	35,271,675
228,287	Suncor Energy, Inc.	25,769,584
		136,773,139
Optical Supplies – 0.3%
50,695	Alcon, Inc. (U.S. Shares)**	8,009,810
Retail – Apparel and Shoe – 0.3%
249,370	Nordstrom, Inc.	8,792,786
Retail – Consumer Electronics – 0.5%
158,320	Yamada Denki Company, Ltd.**	13,661,411
Retail – Drug Store – 1.7%
1,160,717	CVS/Caremark Corp.	46,858,145
Retail – Jewelry – 0.3%
196,655	Tiffany & Co.	8,562,359
Soap and Cleaning Preparations – 1.8%
871,475	Reckitt Benckiser PLC**	50,771,883
Telecommunication Equipment – Fiber Optics – 0.8%
876,165	Corning, Inc.	23,402,367
Therapeutics – 1.0%
556,815	Gilead Sciences, Inc.*	28,820,744
Tobacco – 2.0%
930,965	Altria Group, Inc.	18,619,300
748,805	Philip Morris International Inc.*	38,211,519
		56,830,819
Transportation – Railroad – 1.4%
490,069	Canadian National Railway Co. (U.S. Shares)	25,674,715
94,240	Union Pacific Corp.	13,682,706
		39,357,421
Wireless Equipment – 0.5%
314,415	QUALCOMM, Inc.	13,579,585

Total Common Stock (cost $1,125,884,145)		1,472,598,394

Corporate Bonds – 11.9%
Agricultural Chemicals – 0%
$990,000	Mosaic Co., 6.25% senior unsecured notes due 12/1/16 (144A)‡	1,084,050
Applications Software – 0.1%
2,876,000	Intuit, Inc., 5.75% senior unsecured notes, due 3/15/17	2,786,620
Automotive – Cars and Light Trucks – 0.2%
5,180,000	Ford Motor Co., 7.45% senior unsecured notes, due 7/16/31	3,872,050
2,770,000	General Motors Nova Financial Corp. 6.85%, company guaranteed notes due 10/15/08	2,756,150
		6,628,200
Beverages – Non-Alcoholic – 0.3%
	Dr Pepper Snapple Group:
$3,591,000	6.12%, senior notes due 5/1/13 (144A)	3,673,562
2,359,000	6.82%, senior notes due 5/1/18 (144A)	2,447,113
2,872,000	7.45%, notes due 5/1/38 (144A)	3,074,757
		9,195,432
Brewery – 0%
857,000	Anheuser Bush COS, Inc., 5.50% senior unsecured notes, due 1/15/18	872,333
Cable Television – 0.4%
	Comcast Corp.:
5,364,000	6.30%, company guaranteed notes due 11/15/17	5,573,609
5,364,000	6.95%, company guaranteed notes due 8/15/37	5,669,512
		11,243,121
Cellular Telecommunications – 0.1%
1,942,000	Rogers Wireless Communications, Inc. 6.375%, secured notes, due 3/1/14	1,988,608
Chemicals – Diversified – 0.2%
5,281,000	E.I. Du Pont De Nemours, 5.00% senior unsecured notes, 11/5/13	5,388,769
Commercial Banks – 0.3%
2,788,000	Barclays, PLC, 7.70% notes, due 4/25/18 (144A)**,‡	2,884,855
5,740,000	U.S. Bank, 5.70% subordinated notes, due 12/15/08	5,825,572
		8,710,427
Consumer Products – Miscellaneous – 0.2%
	Clorox Co.:
1,391,000	5.00%, senior unsecured notes due 3/1/13	1,373,930
2,988,000	5.95%, senior unsecured notes due 10/15/17	2,996,429
		4,370,359
Containers – Metal and Glass – 0.3%
8,265,000	Owens-Illinois, Inc., 7.35% senior notes, due 5/15/08	8,265,000
Data Processing and Management – 0.2%
	Fiserv, Inc.:
2,517,000	6.125%, company guaranteed notes due 11/20/15	2,557,186
2,517,000	6.80%, company guaranteed notes due 11/20/17	2,566,384
		5,123,570
Diversified Financial Services – 0.1%
3,995,000	General Electric Capital Corp., 6.75% senior unsecured notes, due 3/15/32	4,230,321
Diversified Operations – 0.6%
	Dover Corp.:
3,383,000	5.45%, senior unsecured notes due 3/15/18	3,380,189
1,691,000	6.60%, senior unsecured notes due 3/15/38	1,772,806

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds  April 30, 2008  13

Janus Balanced Fund

Schedule of Investments (unaudited)

As of April 30, 2008

Shares or Principal Amount		Value

Diversified Operations – (continued)
$11,527,000	General Electric Co., 5.25% senior unsecured notes, due 12/6/17	$11,471,520
		16,624,515
Electric – Generation – 0.2%
2,845,000	Allegheny Energy Supply Company LLC 8.25%, senior unsecured notes due 4/15/12 (144A)‡	3,029,925
1,232,000	Edison Mission Energy, 7.00% senior unsecured notes, due 5/15/17	1,244,320
		4,274,245
Electric – Integrated – 1.6%
5,689,000	CMS Energy Corp., 6.30% senior unsecured notes, due 2/1/12	5,756,119
1,688,000	Consumers Energy Company, 5.65% first mortgage notes, due 9/15/18	1,686,427
	Duke Energy Carolinas:
1,337,000	5.10%, company first mortgage notes due 4/15/18	1,328,624
1,874,000	6.05%, company first mortgage notes due 4/15/38	1,891,835
1,768,000	Energy Future Holdings, 10.875% company guaranteed notes due 11/1/17 (144A)	1,882,920
9,390,000	MidAmerican Energy Holdings Co. 3.50%, senior notes due 5/15/08	9,388,328
	Pacific Gas and Electric Co.:
770,000	3.60%, senior unsecured notes due 3/1/09	768,278
2,767,000	4.20%, senior unsecured notes due 3/1/11	2,749,418
941,000	Pacificorp, 6.25% first mortgage notes, due 10/15/37	962,626
	Texas Competitive Electric Holdings Co. LLC:
1,901,000	10.25%, company guaranteed notes due 11/1/15 (144A)	1,981,793
5,874,000	10.25%, company guaranteed notes due 11/1/15 (144A)	6,123,645
5,772,000	Virginia Electric & Power Co., 5.10% senior unsecured notes, due 11/30/12	5,868,121
5,883,000	West Penn Power Co., 5.95% first mortgage notes due 12/15/17 (144A)	6,007,284
		46,395,418
Fiduciary Banks – 0.1%
2,615,000	Bank of New York Mellon, 4.50% senior unsecured notes, due 4/1/13	2,606,412
Finance – Auto Loans – 0.1%
2,587,000	Ford Motor Credit Company, LLC, 7.25% senior unsecured notes, due 10/25/11	2,329,767
Finance – Investment Bankers/Brokers – 1.4%
	Citigroup, Inc.:
$2,562,000	6.125%, senior unsecured notes due 11/21/17	2,600,522
1,345,000	6.125%, subordinated notes due 8/25/36	1,234,582
	Goldman Sachs Group, Inc.:
2,707,000	5.95%, senior unsecured notes due 1/18/18	2,701,835
6,885,000	6.15%, senior notes due 4/1/18	6,964,536
5,245,000	JP Morgan Chase & Co, 6.00% senior notes, due 1/15/18#	5,436,458
	Lehman Brothers Holdings:
2,557,000	6.00%, company senior notes due 7/19/12	2,581,882
5,884,000	6.875%, company notes due 5/2/18	6,017,814
	Morgan Stanley:
6,603,000	5.95%, senior unsecured notes due 12/28/17	6,540,628
5,670,000	6.625%, senior unsecured notes due 4/1/18	5,878,764
		39,957,021
Food – Diversified – 0.4%
1,774,000	General Mills, Inc., 5.20% senior unsecured notes, 3/17/15	1,783,244
	Kellogg Co.:
7,315,000	2.875%, senior unsecured notes due 6/1/08	7,310,779
1,288,000	4.25%, senior unsecured notes due 3/6/13	1,266,393
		10,360,416
Food – Retail – 0.2%
	Kroger Co.:
3,481,000	6.40%, company guaranteed notes due 8/15/17	3,703,321
1,406,000	6.15%, company guaranteed notes due 1/15/20	1,464,208
1,054,000	Stater Brothers Holdings, Inc., 7.75% company guaranteed notes due 4/15/15	1,056,635
		6,224,164
Food – Wholesale/Distribution – 0.3%
7,222,000	Supervalu, Inc., 7.50% senior unsecured notes, due 11/15/14	7,474,770
Independent Power Producer – 0.3%
1,338,000	NRG Energy, Inc., 7.375% company guaranteed notes due 1/15/17	1,378,140
	Reliant Energy, Inc.:
6,444,000	7.625%, senior unsecured notes due 6/15/14#	6,701,760
1,618,000	7.875%, senior unsecured notes due 6/15/17#	1,686,765
		9,766,665

See Notes to Schedules of Investments and Financial Statements.

14  Janus Core, Risk-Managed and Value Funds  April 30, 2008

Schedule of Investments (unaudited)

As of April 30, 2008

Shares or Principal Amount		Value

Machinery – Construction and Mining – 0.1%
$1,455,000	Atlas Copco A.B., 5.60% senior unsecured notes due 5/22/17 (144A)§	$1,458,943
Medical – Hospitals – 0.2%
	HCA, Inc.:
2,847,000	6.50%, senior unsecured notes due 2/15/16	2,548,065
4,125,000	9.25%, senior secured notes due 11/15/16	4,434,375
		6,982,440
Multimedia – 0.3%
1,488,000	Viacom, Inc., 6.125% senior unsecured notes, due 10/5/17	1,492,547
6,286,000	Walt Disney Co., 4.70% senior unsecured notes, due 12/1/12	6,397,011
		7,889,558
Office Automation and Equipment – 0.2%
	Xerox Corp.:
1,877,000	5.65%, senior notes due 5/15/13	1,881,839
2,680,000	6.35%, senior notes due 5/15/18	2,693,537
		4,575,376
Oil Companies – Exploration and Production – 0.6%
5,630,000	Encana Corp., 6.50% unsubordinated notes, due 2/1/38	5,771,329
	Forest Oil Corp.:
463,000	8.00%, company guaranteed notes due 12/15/11	489,044
1,752,000	7.25%, senior unsecured notes due 6/15/19 (144A)	1,808,940
3,613,000	7.25%, senior unsecured notes due 6/15/19	3,730,423
	XTO Energy Inc.:
2,790,000	5.50%, senior unsecured notes due 6/15/18	2,768,818
2,828,000	6.375%, senior unsecured notes due 6/15/38	2,852,827
		17,421,381
Pipelines – 0.9%
5,684,000	El Paso Corp., 7.00% senior unsecured notes, due 6/15/17	5,931,714
	Kinder Morgan Energy Partners L.P.:
1,208,000	6.50%, senior unsecured notes due 2/1/17	1,207,866
935,000	5.95%, senior unsecured notes due 2/15/18	927,385
732,000	6.50%, senior unsecured notes due 2/1/37	699,015
936,000	6.95%, senior unsecured notes due 1/15/38	948,879
8,746,000	Kinder Morgan Finance Co., 5.70% company guaranteed notes, due 1/5/16	8,374,296
1,320,000	Plains All American Pipeline, 6.50% senior unsecured notes due 5/1/2018 (144A)	1,348,108
$984,000	Southern Natural Gas Co., 5.90% senior unsecured notes due 4/1/17 (144A)	979,834
	Teppco Partners, L.P.:
2,632,000	6.65%, notes due 4/15/18	2,648,718
2,632,000	7.55%, bonds due 4/15/38	2,815,448
		25,881,263
Retail – Discount – 0.1%
	Wal-Mart Stores, Inc.:
1,873,000	4.25%, company senior notes due 4/15/13	1,880,595
1,873,000	6.20%, company senior notes due 4/15/38	1,906,336
		3,786,931
Retail – Regional Department Stores – 0.2%
4,630,000	May Department Stores Co., 4.80% company guaranteed notes due 7/15/09	4,552,938
Special Purpose Entity – 0.3%
	Pearson Dollar Finance PLC:
2,909,000	5.50%, company guaranteed notes due 5/6/13 (144A)	2,931,719
2,909,000	6.25%, company guaranteed notes due 5/6/18 (144A)	2,954,148
	Petroplus Finance, Ltd.:
2,180,000	6.75%, company guarantee notes due 5/1/14 (144A)	2,049,200
562,000	7.00%, company guaranteed notes due 5/1/17 (144A)	522,660
		8,457,727
Steel – Producers – 0.2%
5,648,000	Steel Dynamics, Inc., 7.75% senior notes, due 4/15/16 (144A)	5,775,080
Super-Regional Banks – 0.6%
	Bank of America Corp.:
5,635,000	4.90%, notes due 5/1/13	5,647,284
5,635,000	5.65%, notes due 5/1/18	5,639,170
1,408,000	Bank of America N.A., 6.00% company subordinated notes due 10/15/36	1,390,907
5,273,000	Wells Fargo Co., 5.625% senior unsecured notes, due 12/11/17	5,435,124
		18,112,485
Telephone – Integrated – 0.2%
1,763,000	AT&T, Inc., 5.50% senior unsecured notes, due 2/1/18#	1,762,704
5,109,000	Qwest Communications International 7.25%, company guaranteed notes due 2/15/11‡	5,070,682
		6,833,386

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds  April 30, 2008  15

Janus Balanced Fund

Schedule of Investments (unaudited)

As of April 30, 2008

Shares or Principal Amount		Value

Transportation – Railroad – 0.4%
$3,047,000	Burlington North Santa Fe, 5.75% senior unsecured notes, due 3/15/18	$3,090,243
1,910,000	Canadian National Railway Co., 4.25% senior unsecured notes, due 8/1/09	1,915,295
5,573,000	Union Pacific Corp., 5.70% senior unsecured notes, due 8/15/18	5,637,329
		10,642,867

Total Corporate Bonds (cost $335,254,521)		338,270,578

Mortgage Backed Securities – 1.9%
	Fannie Mae:
5,624,000	5.00%, due 5/15/35Ç	5,523,825
16,892,000	5.50%, due 5/15/35Ç	16,981,731
5,624,000	5.50%, due 6/1/37	5,660,743
5,624,000	6.00%, due 8/25/37Ç	5,748,785
1,285,487	4.50%, due 5/1/38Ç	1,223,220
4,338,513	4.50%, due 5/1/38Ç	4,128,365
	Freddie Mac:
5,629,000	4.50%, due 5/15/20Ç	5,549,845
5,634,000	5.00%, due 5/15/35Ç	5,535,405
2,702,000	5.50%, due 2/1/38	2,721,915

Total Mortgage Backed Securities (cost $52,925,665)		53,073,834

U.S. Government Agencies – 0.7%
U.S. Government Agencies – 0.4%
	Fannie Mae:
2,580,000	2.50%, notes, due 6/15/08	2,580,338
4,310,000	5.25%, notes, due 1/15/09	4,388,834
880,000	6.375%, notes, due 6/15/09	916,324
	Freddie Mac:
2,155,000	5.75%, notes, due 3/15/09	2,211,967
2,149,000	7.00%, notes, due 3/15/10	2,311,778
		12,409,241
U.S. Government Agency Variable Notes – 0.3%
6,963,000	Fannie Mae, 4.875% notes, due 5/18/12	7,337,561

Total U.S. Government Agencies (cost $19,322,316)		19,746,802

U.S. Treasury Notes/Bonds – 27.3%
	U.S. Treasury Notes/Bonds:
4,456,000	3.75%, due 5/15/08#	4,459,480
19,573,000	4.375%, due 11/15/08	19,852,835
6,770,000	4.75%, due 12/31/08	6,905,400
52,920,000	4.875%, due 1/31/09#	54,143,775
27,063,000	4.50%, due 2/15/09#	27,625,396
21,131,000	3.125%, due 4/15/09#	21,378,634
2,435,000	4.875%, due 5/15/09#	2,507,480
17,855,000	4.875%, due 5/31/09**	18,401,809
22,742,000	6.00%, due 8/15/09#	23,866,660
13,734,000	4.625%, due 11/15/09	14,240,441
23,028,000	2.125%, due 1/31/10**,#	22,983,026
28,022,000	4.00%, due 4/15/10#	28,969,928
7,247,000	4.50%, due 5/15/10**,#	7,577,644
10,866,000	3.625%, due 6/15/10**,#	11,175,855
5,219,000	5.75%, due 8/15/10#	5,620,211
27,421,000	4.50%, due 11/15/10#	28,914,156
46,054,000	4.50%, due 2/28/11#	48,655,314
16,967,000	4.875%, due 4/30/11#	18,142,762
10,165,000	4.875%, due 7/31/11#	10,886,085
18,483,000	5.00%, due 8/15/11#	19,912,549
3,483,000	4.75%, due 5/31/12#	3,732,250
$58,432,000	4.875%, due 6/30/12#	62,910,286
20,410,000	4.125%, due 8/31/12#	21,360,331
3,306,000	3.875%, due 10/31/12#	3,428,944
13,879,000	3.375%, due 11/30/12#	14,088,268
699,000	2.875%, due 1/31/13#	694,468
28,509,000	2.75%, due 2/28/13#	28,143,743
2,032,000	2.50%, due 3/31/13#	1,982,787
13,156,000	4.25%, due 8/15/14#	13,916,575
52,039,000	4.25%, due 8/15/15#	54,799,512
13,184,000	4.50%, due 2/15/16#	14,070,835
35,754,000	5.125%, due 5/15/16**,#	39,583,575
16,822,000	7.25%, due 5/15/16#	21,051,152
12,902,000	4.875%, due 8/15/16#	14,045,040
7,476,000	4.50%, due 5/15/17#	7,922,227
9,729,000	4.25%, due 11/15/17#	10,105,999
510,000	3.50%, due 2/15/18#	499,163
5,549,000	7.875%, due 2/15/21#	7,504,157
13,382,000	7.25%, due 8/15/22#	17,459,335
15,200,000	6.00%, due 2/15/26#	17,956,186
8,465,000	5.25%, due 2/15/29#	9,287,028
4,856,000	4.75%, due 2/15/37#	5,059,724
318,000	5.00%, due 5/15/37#	344,633
6,918,000	4.375%, due 2/15/38	6,783,424

Total U.S. Treasury Notes/Bonds (cost $744,313,043)		772,949,082

Money Markets – 7.4%
43,746,149	Janus Institutional Cash Management Fund – Institutional Shares, 2.82%	43,746,149
164,527,030	Janus Institutional Money Market Fund – Institutional Shares, 2.74%	164,527,030

Total Money Markets (cost $208,273,179)		208,273,179

Other Securities – 24.7%
148,553,039	Allianz Dresdner Daily Asset Fund†	148,553,039
138,533,428	Repurchase Agreements†	138,533,428
	Time Deposits:
33,417,086	Abbey National Treasury, N.A., 2.375% 5/1/08†	33,417,086
14,909,280	ABN-AMRO Bank N.V., N.A., 2.26% 5/1/08†	14,909,280
17,389,605	BNP Paribas, New York, N.A., 2.50% 5/1/08†	17,389,605
34,779,210	Calyon, N.A., 2.50%, 5/1/08†	34,779,210
12,104,415	Chase Bank USA, N.A., 2.25%, 5/1/08†	12,104,415
27,257,932	Danske Bank, Cayman Islands, N.A. 2.53%, 5/1/08†	27,257,932
24,345,447	Deutsche Bank A.G., N.A., 2.30% 5/1/08†	24,345,447
34,779,210	Dexia Bank S.A. Brussels, N.A., 2.50% 5/1/08†	34,779,210
34,779,210	ING Bank N.V., Amsterdam, N.A. 2.4375%, 5/1/08†	34,779,210
34,779,210	Lloyd’s TSB Group PLC, N.A., 2.45% 5/1/08†	34,779,210
5,145,636	Natixis, N.A., 2.38%, 5/1/08†	5,145,636
34,779,210	Natixis, N.A., 2.43%, 5/1/08†	34,779,210
34,779,210	Nordea Bank Finland PLC, N.A., 2.50% 5/1/08†	34,779,210
34,332,360	Svenska Handelsbanken, N.A., 2.40% 5/1/08†	34,332,360

See Notes to Schedules of Investments and Financial Statements.

16  Janus Core, Risk-Managed and Value Funds  April 30, 2008

Schedule of Investments (unaudited)

As of April 30, 2008

Shares or Principal Amount		Value

Other Securities – (continued)
34,779,210	Wells Fargo Bank, N.A., 2.375%, 5/1/08†	$34,779,210

Total Other Securities (cost $699,442,698)		699,442,698

Total Investments (total cost $3,185,415,567) – 125.9%		3,564,354,567

Liabilities, net of Cash, Receivables and Other Assets – (25.9)%		(733,748,182)

Net Assets – 100%		$2,830,606,385

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$11,926,275	0.4%
Belgium	31,744,744	0.9%
Bermuda	18,803,972	0.5%
Brazil	10,360,814	0.3%
Canada	185,214,605	5.2%
Cayman Islands	4,623,740	0.1%
China	8,690,886	0.2%
Germany	19,916,548	0.6%
Hong Kong	13,628,687	0.4%
Japan	37,514,469	1.1%
South Korea	23,160,001	0.6%
Switzerland	204,369,392	5.7%
United Kingdom	64,783,523	1.8%
United States††	2,929,616,911	82.2%

Total	$3,564,354,567	100.0%

††	Includes Short-Term Securities and Other Securities (56.7% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value in U.S. $	Gain/(Loss)

British Pound 5/14/08	2,750,000	$5,461,950	$97,326
British Pound 8/14/08	1,275,000	2,515,239	(46,011)
British Pound 10/23/08	7,875,000	15,460,562	(77,537)
Euro 10/23/08	11,400,000	17,648,522	(53,762)
Japanese Yen 8/14/08	485,000,000	4,693,746	(130,886)
Swiss Franc 11/12/08	64,000,000	61,831,873	(67,138)

Total		$107,611,892	$(278,008)

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds  April 30, 2008  17

Janus Contrarian Fund (unaudited)	Ticker: JSVAX

Fund Snapshot
This fund relies on detailed research to find out-of-favor companies believed to have unrecognized value.

David Decker
portfolio manager

Performance Overview

Thank you for your continued investment in Janus Contrarian Fund. During the six-month period ended April 30, 2008, the Fund returned (7.78)%, modestly outperforming the (9.64)% return of the S&P 500® Index, the Fund’s primary benchmark, and the (9.47)% return of the Morgan Stanley Capital International (MSCI) All Country World IndexSM, the Fund’s secondary benchmark.

Economic Overview

The credit crisis that began early in 2007 reached a pinnacle when the investment bank Bear Stearns nearly collapsed and was saved by the Federal Reserve (Fed) and JP Morgan Chase. Since that time, following a massive injection of liquidity by the Fed, the market staged a very powerful rally. This increasingly sanguine view of the economy and equity markets appears to be predicated on the assumption that with the credit crisis over, recent aggressive interest rate reductions will help power the U.S. consumer, thus allowing the U.S. economy to avoid a deep and long-lasting economic down-turn. While this may come to pass, I remain uncomfortable with the ability of the U.S. consumer to emerge quickly from their high degree of leverage, particularly given the impending impact of rising oil and commodity prices. Indeed, global inflation of commodities as well as highly restrictive debt markets will, in my view, provide a very powerful headwind to global economic growth as well as strong equity returns in the future.

Hedging

In the period I purchased put options on West Texas Intermediate (WTI) crude futures in order to hedge some of the crude exposure in the Petroleo Brasileiro (Petrobras) position. I am of the belief that Petrobras is an excellent long-term investment, irrespective of whether crude oil experiences a significant retrenchment. However, because I believe there is a risk of near-term weakness in the stock should crude weaken, I decided to hedge the risk to the investment of a significant pull-back in crude. Should crude continue its upward climb, the loss in the hedges should be largely offset by gains in Petrobras. Also, during the period I chose to buy index put options in an attempt to protect the Fund in the event of a severe downturn in the markets. An index put option increases in value when the underlying asset decreases in value. By buying index put options, I was endeavoring to partially offset the negative impact of any weakness in the broad market. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Fund.)

Stocks that Hurt Performance

It was not only a difficult environment for the global equity markets, it was a difficult environment for the Fund. While the Fund modestly outperformed the S&P 500® Index during the period, I take no solace in generating negative returns, irrespective of the relative returns. Only absolute returns increase wealth, and as a very large investor in Janus Contrarian Fund, our interests are always aligned. Negative returns are to be expected over some periods in any long-term investment. However, performance during the period was marred by more than the natural volatility of the positions in the portfolio; it was marred by a few poor investment decisions.

The first important mistake was my investment in Tenaga Nasional Berhad, the largest power-generating company in Malaysia, which declined nearly 25% in the period. My investment thesis was predicated on the belief that it was a very attractively valued company with a highly shareholder-focused management team, operating in a market (Malaysia) with a high demand for power. One factor that made this a risky investment was that the government had yet to establish a fuel cost pass-through arrangement. Fuel cost pass-through is vital for a power company because if it cannot pass-through increased input costs such as coal and natural gas, its returns will compress and decrease the intrinsic value of the company. I mistakenly believed that following the general election held in March of 2008, the government would logically allow for a fuel cost pass-through. Unfortunately, the government barely won reelection and now has very little political capital to implement policy that, while economically sound, is politically unpopular. It is the unfortunate nature of politics that unsound policy that is popular often trumps sound policy that is unpopular. The decline in value of Tenaga following the election was harsh and swift, and unfortunately, justified. With coal prices globally skyrocketing, Tenaga will likely face a very difficult environment in the future.

Another investment mistake was the purchase of J.C. Penney Company, which declined approximately 24% in the period. Despite an obviously difficult retail environment, I believe the valuation of J.C. Penney reflected the difficulty, but didn’t

18  Janus Core, Risk-Managed and Value Funds  April 30, 2008

(unaudited)

reflect the potential impact of a turn-around engineered by CEO Mike Ullman. Unfortunately, it appears this was not the case as weakening sales at J.C. Penney had a disproportionately negative impact on margins. While I expected some of this, the magnitude of the impact surprised me and led me to conclude that the investment decision was a mistake. Though still cheap, during the period I began my complete sell off of the position. I believe any turn-around is likely to take substantially longer than I had anticipated.

The timing of the decision to buy biomedical company Amgen was another important mistake, as it declined nearly 28% in the period. One can never expect to pick the absolute bottom of a company’s stock price, but obviously the closer one comes, the better the potential for attractive future returns. Investing is a process of making decisions with incomplete information. In order to invest effectively, one must consider the likelihood of various outcomes and decide if the risk of a negative outcome is compensated by the potential return of a positive outcome. Unfortunately, sometimes the negative outcome occurs, even when one considers the probability of such an outcome as low. In the case of Amgen, I thought that the probability of a severe restriction on their Epogen and Aranesp drug franchise was low. Unfortunately, the unlikely occurred and resulted in a negative re-rating of the franchise, and therefore of itself. While further risks remain as I await more trials, I nonetheless believe that the current valuation indeed reflects a very negative environment and I have chosen to maintain the position, recognizing that I was wrong to have invested in Amgen when I did. Should further negative outcomes occur, downside certainly exists, but I do believe the upside opportunity compensates for that risk.

Two other important detractors were HMO Coventry Health Care (down slightly over 25%) and ICICI Bank (down approximately 36%). In the case of Coventry, despite weakness among its competitors and a slightly more challenging environment, I believe it remained an extremely well-run company and is extremely attractively valued relative to its returns. It is my view that despite a more severe correction than I would have expected, the decline in Coventry was an opportunity to buy more stock rather than exit the position. If the investment thesis is unchanged, volatility can be the friend of the long-term investor; I therefore chose to buy rather than sell.

ICICI Bank, despite being in my view a very well-run Indian bank, has clearly been penalized for being both a financial company and an Indian company, two very negative attributes in the period. Inflation is clearly accelerating in India, and compounded by increasing costs of credit, it is quite likely to have a negative impact on the demand for credit. Because of this, I chose to reduce the position slightly, despite what I see as an attractive valuation and a very strong management team.

Stocks that Aided Performance

I have chosen to spend the majority of this communication discussing the mistakes and poor performing positions because it is important to me that, as an investor in the Fund, you have a clear understanding of the factors that influenced the returns of your Fund, as well as an understanding about how your manager reacts to those situations. Since the returns of the Fund were substantially negative during the period, it logically follows that the failures should be highlighted more than the successes. That said, there were a few positions that contributed positively during the period. Global glass container manufacturer Owens-Illinois continued to contribute positively and was up slightly over 24% during the period. St. Joe, the largest private landowner in Florida, was up approximately 20% in the period after it had been substantially sold off last year as investors sold investments with exposure to residential real estate. Three energy companies, Forest Oil, Sandridge Energy and Chesapeake Energy, were all beneficiaries of strong oil and natural gas pricing and were up over 21%, 41%, and 31%, respectively.

Outlook

In conclusion, while I remain skeptical about strong equity returns in the face of global commodity inflation and credit contraction, interesting investment opportunities remain. In fact, I took advantage of the sell-off early this year to buy companies I believe were being cast aside without regard for valuation. Indeed, it is in these very types of difficult markets that some of the best opportunities arise. As an example, I was able to purchase a substantial position in ski destination Vail Resorts at a very attractive price because investors had feared that a difficult economy might hurt Vail’s business. That may or may not occur, but from my perspective, it doesn’t matter. The value of a company is the value of cumulative cash flows over time; a temporarily difficult economic environment should have no lasting impact on a franchise as powerful as Vail Resorts. In situations such as this, it is important to me to understand the valuation and buy aggressively when the opportunity presents itself. Our outstanding team of research analysts and I will continue to strive to take advantage of short-term market volatility to make long-term investments for Janus Contrarian Fund. Thank you again for your continued investment.

Janus Core, Risk-Managed and Value Funds  April 30, 2008  19

Janus Contrarian Fund (unaudited)

Janus Contrarian Fund At A Glance

5 Top Performers – Holdings

Contribution

Owens-Illinois, Inc.	1.37%
St. Joe Co.	0.58%
Forest Oil Corp.	0.45%
Sandridge Energy, Inc.	0.35%
Chesapeake Energy Corp.	0.35%

5 Bottom Performers – Holdings

Contribution

ICICI Bank, Ltd. (ADR)	(0.99)%
Coventry Health Care, Inc.	(0.92)%
Tenaga Nasional Berhad	(0.75)%
Amgen, Inc.	(0.73)%
J.C. Penney Company, Inc.	(0.63)%

5 Top Performers – Sectors

		Fund Weighting	S&P 500®
	Fund Contribution	(% of Net Assets)	Index Weighting

Energy	1.00%	13.45%	12.83%
Materials	0.07%	13.93%	3.45%
Information Technology	0.03%	0.30%	16.07%
Telecommunication Services	0.00%	0.00%	3.46%
Consumer Staples	(0.13)%	3.90%	10.51%

5 Bottom Performers – Sectors

		Fund Weighting	S&P 500®
	Fund Contribution	(% of Net Assets)	Index Weighting

Consumer Discretionary	(2.78)%	19.15%	8.67%
Financials	(2.39)%	26.10%	17.59%
Utilities	(1.72)%	10.21%	3.63%
Health Care	(1.57)%	8.02%	12.09%
Industrials	(1.08)%	4.95%	11.71%

20  Janus Core, Risk-Managed and Value Funds  April 30, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of April 30, 2008

Owen-Illinois, Inc. Containers – Metal and Glass	6.8%
St. Joe Co. Real Estate Operating/Development	4.4%
Liberty Global Inc. – Class A Broadcast Services and Programming	4.1%
Liberty Media Corp. – Entertainment – Class A Multimedia	3.2%
Coventry Health Care, Inc. Medical – HMO	3.2%

21.7%

Asset Allocation – (% of Net Assets)
As of April 30, 2008

Emerging markets comprised 18.7% of total net assets.

*Includes Securities Sold Short (1.0)%

Top Country Allocations – Long Positions (% of Investment Securities)
As of April 30, 2008

As of October 31, 2007

Janus Core, Risk-Managed and Value Funds  April 30, 2008  21

Janus Contrarian Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2008					Expense Ratio – for the fiscal year ended October 31, 2007
	Fiscal	One	Five	Since	Total Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses

Janus Contrarian Fund	(7.78)%	2.20%	24.23%	10.66%	0.98%

S&P 500® Index	(9.64)%	(4.68)%	10.62%	1.86%

Morgan Stanley Capital International All Country World IndexSM	(9.47)%	(0.06)%	16.46%	3.78%

Lipper Quartile	–	1st	1st	1st

Lipper Ranking – based on total return for Multi-Cap Core Funds	–	98/863	1/498	12/294

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period.) All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
See important disclosures on the next page.

22  Janus Core, Risk-Managed and Value Funds  April 30, 2008

(unaudited)

The Fund’s performance may be affected by risks that include those associated with non-diversification, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com for more information about risks, portfolio holdings and other details.

Funds that invest in Real Estate Investment Trusts (REITs) may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Funds invest in foreign REITs, the Funds may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The use of short sales may cause the fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – February 29, 2000

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(11/1/07)	(4/30/08)	(11/1/07-4/30/08)†

Actual	$1,000.00	$922.20	$4.68

Hypothetical (5% return before expenses)	$1,000.00	$1,019.99	$4.92

†Expenses are equal to the annualized expense ratio of 0.98%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Janus Core, Risk-Managed and Value Funds  April 30, 2008  23

Janus Contrarian Fund

Schedule of Investments (unaudited)

As of April 30, 2008

Shares/Principal/Contract Amounts		Value

Common Stock – 97.3%
Airport Development – Maintenance – 0.4%
10,583,003	Macquarie Airports**,#	$31,192,740
Automotive – Cars and Light Trucks – 1.0%
1,561,503	BMW A.G.	85,467,414
Brewery – 3.0%
2,993,416	InBev N.V.#	246,568,992
Broadcast Services and Programming – 5.3%
9,609,197	Liberty Global, Inc. – Class A*,#,£	340,069,482
2,134,427	Liberty Global, Inc. – Class C*,#	70,862,976
1,762,306	Liberty Media Corp. – Capital – Class A*	27,086,643
		438,019,101
Building Products – Cement and Aggregate – 2.2%
5,623,888	Cemex S.A. de C.V. (ADR)*,#	155,500,503
11,296,954	Gujarat Ambuja Cements, Ltd.	31,655,958
		187,156,461
Building Products – Wood – 0.5%
2,447,750	Masco Corp.#	44,573,528
Cable Television – 2.6%
8,763,230	DIRECTV Group, Inc.*	215,925,987
Casino Hotels – 0.6%
4,665,758	Crown, Ltd.**	48,141,700
Commer Banks – 3.0%
3,371,258	ICICI Bank, Ltd.	72,985,006
2,456,529	ICICI Bank, Ltd. (ADR)#	109,536,628
2,790,300	Mitsubishi UFJ Financial Group, Inc.	30,686,652
6,371	Mizuho Financial Group, Inc.#	33,121,669
		246,329,955
Containers – Metal and Glass – 6.8%
10,212,200	Owens-Illinois, Inc.*,**,£	563,202,830
Distribution/Wholesale – 1.0%
20,795,660	Li & Fung, Ltd.	85,541,103
Diversified Operations – 1.3%
20,908,000	China Merchants Holdings International Company, Ltd.	106,710,564
Electric – Generation – 1.5%
26,452,259	National Thermal Power Corporation, Ltd.	128,209,734
Electric – Integrated – 2.4%
96,745,100	Tenaga Nasional Berhad	201,100,437
Electric – Transmission – 1.6%
51,197,250	Power Grid Corporation of India, Ltd.	133,012,165
Engineering – Research and Development Services – 1.3%
1,175,158	Larsen & Toubro, Ltd.	86,938,751
323,596	Larsen & Toubro, Ltd. (GDR)	23,987,168
		110,925,919
Finance – Mortgage Loan Banker – 0.8%
956,565	Housing Development Finance Corporation, Ltd.	66,338,583
Forestry – 5.2%
5,224,770	Plum Creek Timber Company, Inc.#	213,379,607
3,397,744	Weyerhaeuser Co.#	217,047,887
		430,427,494
Independent Power Producer – 4.3%
5,867,110	NRG Energy, Inc.*,#	257,859,484
158,928	Reliance Power, Ltd.*	1,544,649
3,783,955	Reliant Energy, Inc.*	97,399,002
		356,803,135
Investment Companies – 0.4%
11,224,990	Australian Infrastructure Fund**	29,551,421
Investment Management and Advisory Services – 0%
13,665	Future Capital Holdings, Ltd.*	211,429
Medical – Biomedical and Genetic – 2.1%
4,207,375	Amgen, Inc.*	176,162,791
Medical – HMO – 3.2%
5,877,617	Coventry Health Care, Inc.*	262,905,808
Medical Products – 1.7%
1,932,155	Zimmer Holdings, Inc.*	143,288,615
Metal – Diversified – 0.3%
2,287,960	Ivanhoe Mines, Ltd. (U.S. Shares)*,#	21,987,296
Metal Processors and Fabricators – 0.6%
6,997,083	Bharat Forge, Ltd.	50,791,500
Multimedia – 3.9%
10,375,374	Liberty Media Corp. – Entertainment – Class A*	269,240,955
2,916,030	News Corporation, Inc. – Class A	52,196,937
		321,437,892
Oil Companies – Exploration and Production – 5.8%
2,495,710	Chesapeake Energy Corp.#	129,028,207
4,170,660	Forest Oil Corp.*	245,776,994
2,424,071	Sandridge Energy, Inc.*,#	109,519,528
		484,324,729
Oil Companies – Integrated – 1.6%
1,113,420	Petroleo Brasileiro S.A. (ADR)	135,191,456
Oil Refining and Marketing – 2.9%
3,812,165	Reliance Industries, Ltd.	245,606,594
Paper and Related Products – 0.5%
51,576,765	Ballarpur Industries, Ltd.£	38,371,548
Pipelines – 4.0%
3,881,435	Enbridge, Inc.#	159,683,192
3,125,047	Kinder Morgan Management LLC*,#,£	170,315,061
		329,998,253
Publishing – Periodicals – 0.2%
1,672,155	Playboy Enterprises, Inc. – Class B*,#,£	13,979,216
Real Estate Management/Services – 4.2%
6,574,745	CB Richard Ellis Group, Inc. – Class A*,#	152,008,104
6,963,000	Mitsubishi Estate Company, Ltd.#	200,844,053
		352,852,157
Real Estate Operating/Development – 8.1%
38,963,000	CapitaLand, Ltd.**	196,431,316
44,469,000	New World Development Company, Ltd.	114,886,619
8,953,092	St. Joe Co.#,£	364,122,253
		675,440,188
Reinsurance – 1.1%
20,926	Berkshire Hathaway, Inc. – Class B*	93,267,182

See Notes to Schedules of Investments and Financial Statements.

24  Janus Core, Risk-Managed and Value Funds  April 30, 2008

Schedule of Investments (unaudited)

As of April 30, 2008

Shares/Principal/Contract Amounts		Value

REIT – Diversified – 1.3%
1,161,020	Vornado Realty Trust#	$108,079,352
REIT – Manufactured Homes – 1.0%
2,437,560	Annaly Mortgage Management, Inc.#	40,853,506
2,148,703	Gramercy Capital Corp.£	40,825,357
		81,678,863
REIT – Warehouse and Industrial – 3.0%
4,053,195	ProLogis#	253,770,539
Resorts and Theme Parks – 1.7%
2,988,565	Vail Resorts, Inc.*,#,£	145,931,629
Retail – Consumer Electronics – 0.9%
845,200	Yamada Denki Company, Ltd.#	72,932,191
Retail – Major Department Stores – 1.2%
1,253,760	J.C. Penney Company, Inc.	53,284,800
3,746,492	Pantaloon Retail India, Ltd.	44,142,870
		97,427,670
Soap and Cleaning Preparations – 1.1%
1,561,589	Reckitt Benckiser PLC**	90,977,727
Television – 1.3%
10,338,702	British Sky Broadcasting Group PLC**	111,509,681
Transportation – Railroad – 0.4%
2,306,250	All America Latina Logistica (GDR)#	29,572,583

Total Common Stock (cost $6,559,112,957)		8,092,896,152

Purchased Options – Calls – 0.2%
162,442	Financial Select Sector SPDR Fund expires June 2008 exercise price $27.00 (premiums received $23,554,090)	15,756,874

Purchased Options – Puts – 1.0%
4,820	Crude Oil Futures expires November 2008 exercise price $104.00	33,981,000
4,035	Crude Oil Futures expires December 2008 exercise price $95.00	14,929,500
63,147	iShares Russell 2000 Index Fund expires May 2008 exercise price $64.00	631,470
486,869	MSCI World Excluding Europe Index expires May 2008 exercise price $1,235.02	993,359
7,001	S&P 500® Index expires June 2008 exercise price $1,370.00	22,557,222
165,565	S&P Asia 50® Index expires May 2008 exercise price $3,076.45	567,259
116,347	S&P Asia 50® Index expires June 2008 exercise price $3,323.26	7,179,560

Total Purchased Options – Puts (premiums received $179,577,320)		80,839,370

Money Markets – 1.4%
37,981,530	Janus Institutional Cash Management Fund – Institutional Shares, 2.82%	37,981,530
79,050,138	Janus Institutional Money Market Fund – Institutional Shares, 2.74%	79,050,138

Total Money Markets (cost $117,031,668)		117,031,668

Other Securities – 13.9%
148,553,039	Allianz Dresdner Daily Asset Fund†	148,553,039
249,035,188	Repurchase Agreements†	249,035,188
	Time Deposits:
60,072,361	Abbey National Treasury Services, N.A., 2.375%, 5/1/08†	60,072,361
26,801,728	ABN-Amro Bank N.V., N.A., 2.26%, 5/1/08†	26,801,728
31,260,493	BNP Paribas, New York, N.A., 2.50%, 5/1/08†	31,260,493
62,520,985	Calyon, N.A., 2.50%, 5/1/08†	62,520,985
21,759,549	Chase Bank U.S.A., N.A., 2.25%, 5/1/08†	21,759,549
68,773,088	Danske Bank A/S Cayman, N.A., 2.53%, 5/1/08†	68,773,088
43,764,696	Deutsche Bank A.G., N.A., 2.30%, 5/1/08†	43,764,696
62,520,985	Dexia Bank S.A. Brussels, N.A., 2.50%, 5/1/08†	62,520,985
62,520,985	ING Bank N.V. Amsterdam, N.A., 2.4375%, 5/1/08†	62,520,985
62,520,985	Lloyd’s TSB Bank PLC London, N.A., 2.45%, 5/1/08†	62,520,985
9,392,529	Natixis, N.A., 2.38%, 5/1/08†	9,392,529
62,520,985	Natixis, N.A., 2.43%, 5/1/08†	62,520,985
62,520,985	Nordea Bank PLC Finland, N.A., 2.50%, 5/1/08†	62,520,985
61,717,707	Svenska Handelsbanken, N.A., 2.40%, 5/1/08†	61,717,707
62,520,985	Wells Fargo Bank, N.A., 2.375%, 5/1/08†	62,520,985

Total Other Securities (cost $1,158,777,273)		1,158,777,273

Total Investments (total cost $8,038,053,308) – 113.8%		9,465,301,337

Securities Sold Short – (1.0)%
Automotive – Cars and Light Trucks – (1.0)%
284,025	Volkswagon A.G. (proceeds $80,113,459)	(84,006,489)

Liabilities, net of Cash, Receivables and Other Assets – (12.8%)		(1,063,469,377)

Net Assets – 100%		$8,317,825,471

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds  April 30, 2008  25

Janus Contrarian Fund

Schedule of Investments (unaudited)

As of April 30, 2008

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$108,885,862	1.2%
Belgium	246,568,992	2.6%
Bermuda	85,541,103	0.9%
Brazil	164,764,039	1.7%
Canada	181,670,488	1.9%
Germany	85,467,413	0.9%
Hong Kong	221,597,184	2.3%
India	1,033,332,584	10.9%
Japan	337,584,564	3.6%
Malaysia	201,100,437	2.1%
Mexico	155,500,503	1.7%
Singapore	196,431,316	2.1%
United Kingdom	202,487,408	2.1%
United States††	6,244,369,444	66.0%

Total	$9,465,301,337	100.0%

††	Includes Short-Term Securities and Other Securities (52.5% excluding Short-Term Securities and Other Securities)

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

Germany	$(84,006,489)	100.0%

Total	$(84,006,489)	100.0%

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value in U.S. $	Gain/(Loss)

Australian Dollar 10/16/08	96,300,000	$88,759,032	$(1,827,096)
British Pound 5/14/08	88,000,000	176,432,335	3,081,749
Singapore Dollar 10/16/08	179,700,000	133,407,013	(355,036)

Total		$398,598,380	$899,617

See Notes to Schedules of Investments and Financial Statements.

26  Janus Core, Risk-Managed and Value Funds  April 30, 2008

Janus Fundamental Equity Fund (unaudited)	Ticker: JAEIX

Fund Snapshot
This conservative growth fund relies on the Janus Research Team to drive its fundamental approach to investing in core holdings and opportunistic companies.

Team Based Approach
Led by Jim Goff,
Director of Research

Performance Overview

For the six-month period ended April 30, 2008, Janus Fundamental Equity Fund returned (10.83)%. The Fund underperformed its primary benchmark, the S&P 500® Index, which returned (9.64)%, as well as its secondary benchmark, the Russell 1000® Growth Index, which returned (9.28)%.

Economic Overview

Turmoil in the credit markets, uncertainty surrounding the near-term outlook for the U.S. economy and a weaker corporate profit picture made for a volatile and difficult market environment over the past several months. While sentiment toward the end of the period improved and U.S. equity markets finished well above the mid-March lows, stocks were broadly lower during the six-month period ended April 30, 2008.

Additional subprime-related write-offs, slowing consumer spending and a softening labor market, accompanied by record commodity prices and rising inflation expectations weighed on investor sentiment during the period. Stocks reached their lows in mid-March. Financial markets stabilized somewhat after the Federal Reserve (Fed) aggressively lowered the Federal Funds rate, expanded the collateral it would accept and played an instrumental role in JP Morgan Chase’s purchase of Bear Stearns. In the end, the Fed lowered its target interest rate from 4.50% to 2.00% during the period.

Overall, mid-cap stocks performed better than large- and small-cap stocks, while growth outperformed value stocks. For the broad market all sectors declined with the exception of energy, which turned in a gain for the six-month period amid record crude oil prices. Meanwhile, financials were the worst performing group, suffering from turmoil in the credit markets and larger-than-expected subprime-related write-downs. Information technology was also among the weakest performers while defensive sectors, like consumer staples, posted small declines.

Since November 7, 2007, Janus Fundamental Equity Fund has been team managed, representing the best ideas from Janus’ more than 30 equity analysts and Director of Research Jim Goff oversees the team. Individual analysts primarily drive stock selection, with debate and oversight provided by each one of the seven global sector research teams with which each analyst is aligned. We believe there is great power in individual analysts driving investment decisions, as they are most familiar with the stocks they cover. We strive to keep the Fund sector-neutral compared to its primary benchmark, although the Fund had over 16% non-U.S. exposure at the end of the period. The focus of the Fund is on capturing the best ideas of Janus’ research platform in an attempt to generate strong and consistent investment returns.

Stocks That Hurt Performance

Areas of weakness included the financials, technology and health care sectors, where select holdings fell short of our expectations. The subprime loan issues that have dominated the financial markets for months weighed on the stock price of home mortgage company Fannie Mae. Fannie Mae traded lower due to continued weakness in housing and credit markets. We believe that the company will benefit from the recent reduction in its capital surplus level, as well as improving returns on equity given the existing difference between mortgage rates and U.S. Treasury bond yields.

Staying within financials, E*Trade Financial suffered after the company reported large write-downs in its mortgage business. This weakness violated our initial investment thesis on the stock, which was focused on growth in the online brokerage and banking businesses to drive earnings. Given the mortgage losses impacting the company’s future growth prospects, the position was sold.

In the health care sector, pharmaceutical company Merck was the largest detractor during the period. Performance at Merck was driven largely by a report from the American College of Cardiology suggesting that doctors should limit prescriptions for the company’s jointly sold (with Schering-Plough) cholesterol drugs. The report stated that older, cheaper drugs could be just as effective. Last year, the two drug makers sold $5.2 billion of Vytorin and Zetia, combined. We will be watching the developments of Merck closely in the coming months.

Within the technology sector, EMC hindered performance in the period. This provider of network storage solutions, declined after its majority-owned subsidiary, VMware, provided conservative guidance, which weighed on the price of both stocks. We chose to exit the position.

Janus Core, Risk-Managed and Value Funds  April 30, 2008  27

Janus Fundamental Equity Fund (unaudited)

Investments That Contributed to Performance

The energy sector and select industrials and technology holdings aided performance. Energy company Hess was the top contributor to performance for the period. The company benefited from the rising price of oil during the period, as well as increased appreciation for the future production potential from Hess’ new projects, including deep water projects in the Gulf of Mexico and off the coast of Brazil. Given the price appreciation in the period, we trimmed the position in order to harvest profits.

Oil and gas exploration company EOG Resources was another strong individual contributor during the period. Looking ahead, EOG has rights to shale formations in Canada, which are similar to its Texas formations. We believe this could be an attractive opportunity for EOG to increase its gas reserves.

In the industrials sector Canada-based Potash Corporation of Saskatchewan moved ahead, aided by continued demand and tight supplies. The company continued to benefit from global demand for agricultural products, which is expected to drive further growth in revenue and earnings industry wide. Potash itself is a critical ingredient used in fertilizers for key farming areas like the U.S., Brazil and China. Price increases for the commodity have been enacted for 2008 in many regions, which led to upward revisions in analysts’ estimates and provided a further tailwind for the company’s stock price.

Technology holding First Solar also contributed to performance during the six-month period. First Solar produces solar cells using thin-film technology, a specialized approach to solar energy production. The company continued to report strong results and growth as it ramps up its production due to demand.

Outlook

The Fund remains sector-neutral and we expect stock selection to be a key driver of returns going forward. Volatile markets tend to give many investors a reason to focus on the short term. Therefore, we believe we will see many opportunities for long-term investors to purchase good businesses at attractive prices. Looking ahead, we will continue to invest with conviction in areas where we feel we can develop an edge through research. Through our valuation discipline and focus on risk management, we remain committed to delivering superior long-term results for our clients.

Thank you for your investment in Janus Fundamental Equity Fund.

28  Janus Core, Risk-Managed and Value Funds  April 30, 2008

(unaudited)

Janus Fundamental Equity Fund At A Glance

5 Top Performers – Holdings

Contribution

Hess Corp.	1.19%
EOG Resources, Inc.	1.17%
Schlumberger, Ltd. (U.S. Shares)	0.63%
First Solar, Inc.	0.45%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	0.45%

5 Bottom Performers – Holdings

Contribution

Fannie Mae	(1.02)%
E*TRADE Financial Corp.	(0.99)%
Merck & Company, Inc.	(0.98)%
EMC Corp.	(0.90)%
Valero Energy Corp.	(0.87)%

4 Top Performers – Sectors**

		Fund Weighting	S&P 500®
	Fund Contribution	(% of Net Assets)	Index Weighting

Energy	1.49%	15.62%	16.47%
Industrials	(0.09)%	16.49%	16.35%
Other*	(0.26)%	0.18%	0.00%
Communications	(1.15)%	6.68%	8.54%

4 Bottom Performers – Sectors**

		Fund Weighting	S&P 500®
	Fund Contribution	(% of Net Assets)	Index Weighting

Financials	(4.25)%	13.87%	17.59%
Technology	(2.97)%	19.26%	14.17%
Health Care	(1.63)%	13.81%	12.86%
Consumer	(1.60)%	14.11%	14.04%

*	Industry not classified by Global Classification Standard.

**	The sectors listed above represent those covered by the seven analyst teams who comprise the Janus Research Team.

Janus Core, Risk-Managed and Value Funds  April 30, 2008  29

Janus Fundamental Equity Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of April 30, 2008

JP Morgan Chase & Co. Finance – Investment Bankers/Brokers	4.3%
United Parcel Service, Inc.- Class B Transportation Services	4.0%
Cisco Systems, Inc. Networking Products	4.0%
CVS/Caremark Corp. Retail-Drug Store	4.0%
EOG Resources, Inc. Oil Companies-Exploration and Production	3.9%

20.2%

Asset Allocation – (% of Net Assets)
As of April 30, 2008

Emerging markets comprised 1.3% of total net assets.

Top Country Allocations– Long Positions (% of Investment Securities)
As of April 30, 2008

As of October 31, 2007

30  Janus Core, Risk-Managed and Value Funds  April 30, 2008

(unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2008						Expense Ratio – for the fiscal year ended October 31, 2007
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Fundamental Equity Fund	(10.83)%	(1.82)%	12.54%	7.70%	11.65%	0.87%

S&P 500® Index	(9.64)%	(4.68)%	10.62%	3.89%	8.09%

Russell 1000® Growth Index	(9.28)%	(0.23)%	9.52%	1.66%	5.91%

Lipper Quartile	–	1st	1st	1st	1st

Lipper Ranking – based on total return for Large-Cap Core Funds	–	201/822	34/575	3/299	1/207

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited, to exchange traded-funds) in which a Fund invests or has invested during the period.) All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
See important disclosures on the next page.

Janus Core, Risk-Managed and Value Funds  April 30, 2008  31

Janus Fundamental Equity Fund (unaudited)

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and, derivatives. Please see a Janus prospectus or www.janus.com for more information about risks, portfolio holdings and other details.

Funds that invest in Real Estate Investment Trusts (REITs) may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Funds invest in foreign REITs, the Funds may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

June 30, 1996 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date –June 28, 1996

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(11/01/07)	(4/30/08)	(11/01/07-04/30/08)†

Actual	$1,000.00	$891.70	$4.09

Hypothetical (5% return before expenses)	$1,000.00	$1,020.54	$4.37

†Expenses are equal to the annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

32  Janus Core, Risk-Managed and Value Funds  April 30, 2008

Janus Fundamental Equity Fund

Schedule of Investments (unaudited)

As of April 30, 2008

Shares or Principal Amount		Value

Common Stock – 98.7%
Advertising Sales – 2.0%
471,453	Lamar Advertising Co. – Class A*,#	$18,641,252
Agricultural Chemicals – 2.5%
45,635	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	8,394,558
51,199	Syngenta A.G.**	15,166,892
		23,561,450
Applications Software – 3.0%
970,915	Microsoft Corp.	27,690,496
Athletic Footwear – 0.5%
75,760	NIKE, Inc. – Class B	5,060,768
Audio and Video Products – 0.7%
138,400	Sony Corp.	6,345,141
Brewery – 1.5%
181,134	InBev N.V.#,**	14,920,087
Building – Residential and Commercial – 1.1%
16,285	NVR, Inc.*,#	9,990,848
Cellular Telecommunications – 0.5%
1,371,100	Vodafone Group PLC	4,336,268
Computers – 1.2%
35,500	Apple, Inc.*	6,175,225
107,800	Hewlett-Packard Co.	4,996,530
		11,171,755
Containers – Metal and Glass – 0.9%
155,590	Owens-Illinois, Inc.*	8,580,789
Cosmetics and Toiletries – 3.6%
865,675	Avon Products, Inc.	33,778,639
Diversified Minerals – 0.8%
195,860	Companhia Vale do Rio Doce (ADR)	7,654,209
Diversified Operations – 5.3%
278,830	Danaher Corp.	21,754,317
116,345	Ingersoll-Rand Co. – Class A#	5,163,391
188,215	Siemens A.G.**	22,302,557
		49,220,265
Drug Delivery Systems – 0.6%
142,360	Hospira, Inc.*	5,858,114
Electric – Generation – 2.1%
1,142,795	AES Corp.*	19,838,921
Engineering – Research and Development Services – 1.4%
412,586	ABB, Ltd.**	12,651,634
Enterprise Software/Services – 2.9%
1,290,730	Oracle Corp.*	26,911,721
Finance – Credit Card – 3.7%
710,530	American Express Co.	34,119,651
Finance – Investment Bankers/Brokers – 4.3%
848,085	JP Morgan Chase & Co.	40,411,249
Finance – Mortgage Loan Banker – 2.6%
707,485	Fannie Mae	20,021,825
183,950	Freddie Mac	4,582,195
		24,604,020
Finance – Other Services – 0.6%
12,515	CME Group, Inc.	5,724,987
Food – Miscellaneous/Diversified – 2.9%
849,521	Kraft Foods, Inc. – Class A	26,870,349
Independent Power Producer – 1.3%
282,550	NRG Energy, Inc.*,#	12,418,073
Investment Management and Advisory Services – 0.6%
93,160	T. Rowe Price Group, Inc.	5,455,450
Medical – Biomedical and Genetic – 1.1%
161,580	Celgene Corp.*	10,040,581
Medical – Drugs – 5.0%
790,125	Merck & Company, Inc.	30,056,354
97,175	Roche Holding A.G.**	16,185,427
		46,241,781
Medical – HMO – 0.6%
117,385	Coventry Health Care, Inc.*	5,250,631
Multimedia – 1.9%
201,735	McGraw-Hill Companies, Inc.	8,269,118
489,880	News Corporation, Inc. – Class B	9,062,780
		17,331,898
Networking Products – 4.0%
1,438,020	Cisco Systems, Inc.*	36,870,832
Oil – Field Services – 1.8%
169,450	Schlumberger, Ltd. (U.S. Shares)**	17,038,198
Oil Companies – Exploration and Production – 3.9%
275,045	EOG Resources, Inc.#	35,887,872
Oil Companies – Integrated – 4.0%
309,430	Hess Corp.	32,861,465
36,855	Petroleo Brasileiro S.A. (ADR)	4,474,934
		37,336,399
Oil Field Machinery and Equipment – 1.0%
182,970	Cameron International Corp.*	9,007,613
Oil Refining and Marketing – 2.9%
552,219	Valero Energy Corp.	26,975,898
Real Estate Management/Services – 0.7%
218,000	Mitsubishi Estate Company, Ltd.	6,288,095
Reinsurance – 3.3%
6,805	Berkshire Hathaway, Inc. – Class B*	30,329,885
REIT – Diversified – 1.4%
916,455	CapitalSource, Inc.#	12,876,193
Retail – Apparel and Shoe – 1.3%
147,781	Industria de Diseno Textil S.A.**	8,075,891
121,000	Nordstrom, Inc.	4,266,460
		12,342,351
Retail – Drug Store – 4.0%
911,140	CVS/Caremark Corp.	36,782,722
Semiconductor Equipment – 1.0%
216,250	KLA-Tencor Corp.	9,445,800
Television – 1.7%
1,478,305	British Sky Broadcasting Group PLC	15,944,489
Therapeutics – 0.9%
159,775	Gilead Sciences, Inc.*	8,269,954
Tobacco – 3.1%
689,985	Altria Group, Inc.	13,799,700
292,170	Philip Morris International, Inc.*	14,909,435
		28,709,135

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds  April 30, 2008  33

Janus Fundamental Equity Fund

Schedule of Investments (unaudited)

As of April 30, 2008

Shares or Principal Amount		Value

Toys – 0.9%
431,110	Mattel, Inc.	$8,083,313
Transportation – Services – 4.0%
514,835	United Parcel Service, Inc. – Class B	37,279,201
Wireless Equipment – 3.6%
470,800	Crown Castle International Corp.*	18,290,580
344,720	QUALCOMM, Inc.	14,888,457
		33,179,037

Total Common Stock (cost $860,782,129)		917,328,014

Money Markets – 1.2%
11,550	Janus Institutional Cash Management Fund – Institutional Shares, 2.82%	11,550
10,872,450	Janus Institutional Money Market Fund – Institutional Shares, 2.74%	10,872,450

Total Money Markets (cost $10,884,000)		10,884,000

Other Securities – 5.6%
16,119,214	Allianz Dresdner Daily Asset Fund†	16,119,214
8,834,469	Repurchase Agreements†	8,834,469
26,997,967	Time Deposits†	26,997,967

Total Other Securities (cost $51,951,650)		51,951,650

Total Investments (total cost $923,617,779) – 105.5%		980,163,664

Liabilities, net of Cash, Receivables and Other Assets – (5.5)%		(50,806,656)

Net Assets – 100%		$929,357,008

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$14,920,087	1.5%
Bermuda	5,163,391	0.5%
Brazil	12,129,143	1.2%
Canada	8,394,558	0.9%
Germany	22,302,558	2.3%
Japan	12,633,235	1.3%
Netherlands	17,038,198	1.7%
Spain	8,075,891	0.8%
Switzerland	44,003,953	4.5%
United Kingdom	20,280,757	2.1%
United States††	815,221,893	83.2%

Total	$980,163,664	100.0%

††	Includes Short-Term Securities and Other Securities (76.8% excluding Short-Term Securities and Other Securities).

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value in U.S. $	Gain/(Loss)

Euro 11/12/08	9,000,000	$13,920,185	$10,555
Swiss Franc 11/12/08	14,000,000	13,525,789	(14,753)

Total		$27,445,974	$(4,198)

See Notes to Schedules of Investments and Financial Statements.

34  Janus Core, Risk-Managed and Value Funds  April 30, 2008

Janus Growth and Income Fund (unaudited)	Ticker: JAGIX

Fund Snapshot
This growth fund seeks to create capital appreciation and income through all types of market conditions by leveraging the best ideas of the Janus Research Team.

Marc Pinto
portfolio manager

Performance Overview

For the six-month period ended April 30, 2008, Janus Growth and Income Fund returned (11.83)%. The Fund’s primary benchmark, the S&P 500® Index, and its secondary benchmark, the Russell 1000® Growth Index, returned (9.64)% and (9.28)%, respectively.

Economic Overview

Turmoil in the credit markets, uncertainty surrounding the near-term outlook for the U.S. economy and a weaker corporate profit picture made for a volatile and difficult market environment over the past several months. While sentiment toward the end of the period improved and U.S. equity markets finished well above the mid-March lows, stocks were broadly lower during the six-month period ended April 30, 2008.

Additional subprime-related write-offs, slowing consumer spending and a softening labor market, accompanied by record commodity prices and rising inflation expectations, weighed on investor sentiment during the period. Stocks reached their lows in mid-March amid fears that credit conditions could suffer another setback given a deteriorating liquidity position at investment bank Bear Stearns. Prior to that, periodic liquidity injections by the Federal Reserve (Fed) failed to alleviate the stress in the credit markets. Financial markets stabilized somewhat after the Fed aggressively lowered the Federal Funds rate, expanded the collateral it would accept and played an instrumental role in JP Morgan Chase’s purchase of Bear Stearns. In the end, the Fed lowered its target interest rate from 4.50% to 2.00% during the period.

Overall, mid-cap stocks performed better than large- and small-cap stocks, while growth outperformed value stocks. For the broad market all sectors declined with the exception of energy, which turned in a gain for the six-month period amid record crude oil prices. Meanwhile, financials were the worst performing group, suffering from turmoil in the credit markets and larger-than-expected subprime-related write-downs. Information technology was also among the weakest performers while defensive sectors, like consumer staples, posted small declines. Following the March lows, the equity market’s rally at the end of the period can be attributed in part to improving sentiment as investors began to look ahead to a possible economic recovery. Nevertheless, concerns about elevated inflationary pressures, soft consumer spending, the weak housing market and the lingering possibility of more write-downs continued to weigh on the market.

Holdings within Information Technology, Financials and Industrials Detracted from Performance

Main areas of weakness during the period included the information technology, financials and industrials sectors. Within information technology, EMC was the largest detractor from performance during the six-month period. This provider of network storage solutions declined after its majority-owned subsidiary, VMware, provided conservative guidance, which weighed on the price of both stocks. We held onto the position in EMC given our view of the ongoing stability in the core storage business.

Looking at financials, the credit crisis that has dominated the financial markets for months weighed on the stock price of home mortgage provider Fannie Mae during the period. The stock traded lower due to continued weakness in housing and credit markets. We used the weakness to add to our position, as our research indicates that Fannie Mae will likely benefit from the recent reduction in its capital surplus level, as well as improving returns on equity, given the existing difference between mortgage rates and U.S. Treasury yields.

Staying within financials, E*Trade Financial suffered after the company reported large write-downs in its mortgage business. This weakness violated our initial investment thesis on the stock, which was focused on growth in the online brokerage and banking businesses to drive earnings. Given the mortgage losses impacting the company’s future growth prospects, the position was sold.

Within industrials, General Electric (GE) was also negatively impacted by the weakening economy. GE stock fell after reporting weaker-than-expected profits from its GE Capital division due to capital market disruptions and the inability to complete asset sales. Given our cautious outlook on the credit markets, we chose to reduce our exposure to this security.

Other stocks that negatively impacted performance included oil refiner Valero Energy. The stock declined after pre-announcing weaker than expected results due to refining outages caused by equipment issues, which impacted refining margins. We held the position due to the tight

Janus Core, Risk-Managed and Value Funds  April 30, 2008  35

Janus Growth and Income Fund (unaudited)

capacity in the refining sector and operational improvements taking place at the company.

Energy and Materials Sector Holdings Contributed to Performance

The primary sectors that contributed to Fund performance during the period were energy and materials. Hess, a leader in energy exploration and production, was the top contributor to performance for the period. The company benefited from the rising price of oil during the period, as well as increased appreciation for the future production potential from Hess’ new projects, including deep-water projects in the Gulf of Mexico and off the coast of Brazil. We believe that Hess remains undervalued given the potential reserves in these projects.

Staying within energy, Canada-based oil and gas exploration and production company EnCana gained ground in the period, aided by the increase in natural gas prices and news of interesting projects in Alberta, Canada. We maintained exposure to EnCana given, in our view, its attractive production growth profile, driven by its North American natural gas reserves. Furthermore, we have maintained our overweight position in the energy sector given our belief that demand will continue to outstrip supply.

Finally, our agriculture investments have generated positive returns for investors during the six-month period. Most notably, Canadian company Potash Corporation of Saskatchewan generated positive returns, driven by price increases for potash, a key ingredient for fertilizer. We believe the strength of the company’s competitive position can be evidenced by key price increases it has been able to announce with large trading partners like Brazil and southeast Asia.

Similarly, Syngenta, a leader in crop protection and genetically modified seeds, posted solid gains driven by strong sales in Latin America. We believe that the market is in a strong phase of the agriculture cycle right now and that Syngenta is well positioned to benefit from the desire of farmers to maximize crop yields.

Outlook

Looking ahead, we will be paying close attention to the employment picture, the availability of credit and U.S. consumer confidence, among other things. Should the labor market continue to soften amid continued weakness in the housing market, further slowing in consumer spending is likely. While the government stimulus checks could provide a temporary boost, the current de-leveraging of the U.S. economy could take time to complete, possibly lessening the potential for a sharp rebound in economic activity. Inflation remains a concern for the markets as well, given record commodity prices and its recent elevated level. Although inflation is generally a lagging indicator and should ease with slowing economic growth, it deserves attention given its negative impact and the notion that inflation may limit the Fed’s options to further stimulate economic growth.

Although export growth has been strong, helping to offset domestic weakness, and corporate balance sheets are generally healthy, something that has provided support for equity prices, markets are likely to tread cautiously. Nevertheless, we remain committed to our fundamental investment approach in our effort to find opportunities that we believe represent an attractive risk/reward profile. As always, we will continue to emphasize bottom-up company analysis as our primary tool in our quest to add value for shareholders.

Portfolio Positioning

Since taking over the Fund last November, I have worked to reduce the overall risk profile of the portfolio, given signs of economic deceleration. Steps I have taken include reducing the overweight and underweight sector weightings in the portfolio. For example, I have substantially reduced the position in the financials sector. I have also reduced the total number of holdings in the portfolio in order to focus on our highest-conviction ideas in this uncertain environment where we feel our research is truly differentiated. Finally, I have focused the income-related portion of the portfolio on traditional fixed-income holdings like U.S. Treasuries, corporate bonds and select preferred holdings. In summary, while the Fund underperformed the benchmarks for the period, I am pleased with the performance so far in 2008.

Thank you for your investment in Janus Growth and Income Fund.

36  Janus Core, Risk-Managed and Value Funds  April 30, 2008

(unaudited)

Janus Growth and Income Fund At A Glance

5 Top Performers – Holdings

Contribution

Hess Corp.	1.38%
EnCana Corp. (U.S. Shares)	0.51%
EOG Resources, Inc.	0.50%
Apple, Inc.	0.43%
Samsung Electronics Company, Ltd. (GDR)	0.40%

5 Bottom Performers – Holdings

Contribution

EMC Corp.	(1.28)%
Fannie Mae	(1.20)%
E*TRADE Financial Corp.	(1.04)%
Valero Energy Corp.	(0.74)%
General Electric Co.	(0.72)%

5 Top Performers – Sectors

		Fund Weighting	S&P 500®
	Fund Contribution	(% of Net Assets)	Index Weighting

Energy	1.63%	17.55%	12.83%
Materials	0.15%	2.39%	3.45%
Consumer Staples	(0.22)%	14.36%	10.51%
Telecommunication Services	(0.24)%	1.71%	3.46%
Utilities	(0.29)%	0.78%	3.63%

5 Bottom Performers – Sectors

		Fund Weighting	S&P 500®
	Fund Contribution	(% of Net Assets)	Index Weighting

Financials	(3.99)%	8.35%	17.59%
Information Technology	(3.35)%	22.95%	16.07%
Consumer Discretionary	(1.73)%	12.33%	8.67%
Industrials	(1.72)%	10.54%	11.71%
Health Care	(1.12)%	9.04%	12.09%

Janus Core, Risk-Managed and Value Funds  April 30, 2008  37

Janus Growth and Income Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of April 30, 2008

Hess Corp. Oil Companies – Integrated	4.5%
EnCana Corp. (U.S. Shares) Oil Companies – Exploration and Production	3.7%
CVS/Caremark Corp. Retail – Drug Store	3.1%
American Express Co. Finance – Credit Card	2.9%
InBev N.V. Brewery	2.3%

16.5%

Asset Allocation – (% of Net Assets)
As of April 30, 2008

Emerging markets comprised 4.7% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of April 30, 2008

As of October 31, 2007

38  Janus Core, Risk-Managed and Value Funds  April 30, 2008

(unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2008						Expense Ratio – for the fiscal year ended October 31, 2007
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Growth and Income Fund	(11.83)%	(2.40)%	10.62%	6.10%	12.34%	0.87%

S&P 500® Index	(9.64)%	(4.68)%	10.62%	3.89%	10.30%

Russell 1000® Growth Index	(9.28)%	(0.23)%	9.52%	1.66%	8.66%

Lipper Quartile	–	2nd	2nd	1st	1st

Lipper Ranking – based on total return for Large-Cap Core Funds	–	245/822	163/575	22/299	4/74

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period.) All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com for more information about risks, portfolio holdings and other details.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

May 16, 1991 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – May 15, 1991

Janus Core, Risk-Managed and Value Funds  April 30, 2008  39

Janus Growth and Income Fund (unaudited)

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(11/1/07)	(4/30/08)	(11/1/07-4/30/08)†

Actual	$1,000.00	$881.70	$4.02

Hypothetical (5% return before expenses)	$1,000.00	$1,020.59	$4.32

†Expenses are equal to the annualized expense ratio of 0.86%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

40  Janus Core, Risk-Managed and Value Funds  April 30, 2008

Janus Growth and Income Fund

Schedule of Investments (unaudited)

As of April 30, 2008

Shares/Principal/Contract Amounts		Value

Common Stock – 89.3%
Advertising Sales – 0.6%
804,645	Lamar Advertising Co. – Class A*,#	$31,815,663
Aerospace and Defense – 2.3%
954,951	BAE Systems PLC	8,803,770
778,855	Boeing Co.	66,093,635
1,366,590	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)#	56,959,471
		131,856,876
Agricultural Chemicals – 2.3%
232,855	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	42,833,677
1,493,080	Syngenta A.G. (ADR)**,#	88,360,475
		131,194,152
Agricultural Operations – 0.4%
542,524	Archer-Daniels-Midland Co.	23,903,607
Apparel Manufacturers – 1.1%
5,122,475	Esprit Holdings, Ltd.	63,128,391
Applications Software – 2.7%
916,707	Infosys Technologies, Ltd.	39,610,035
3,266,090	Microsoft Corp.	93,148,887
2,148,918	Satyam Computer Services, Ltd.	25,550,945
		158,309,867
Athletic Footwear – 0.5%
465,560	NIKE, Inc. – Class B	31,099,408
Audio and Video Products – 0.4%
465,625	Sony Corp. (ADR)	21,320,969
Automotive – Cars and Light Trucks – 0.8%
851,135	BMW A.G.**,#	46,586,082
Beverages – Non-Alcoholic – 0.5%
465,625	Coca-Cola Co.	27,411,344
Brewery – 2.3%
1,633,048	InBev N.V.**,#	134,514,882
Casino Hotels – 0.8%
1,555,964	Crown, Ltd.	16,054,573
629,319	MGM Mirage*,#	32,189,667
		48,244,240
Commercial Services – Finance – 0.9%
2,350,490	Western Union Co.	54,061,270
Computers – 2.2%
582,159	Apple, Inc.*	101,266,558
232,865	Research In Motion, Ltd. (U.S. Shares)*	28,323,370
		129,589,928
Computers – Integrated Systems – 0.2%
2,527,630	Bank Tec (144A)*, º º,§,£	8,846,705
Computers – Memory Devices – 2.1%
7,952,205	EMC Corp.*	122,463,957
Cosmetics and Toiletries – 2.4%
1,396,360	Avon Products, Inc.	54,485,967
1,273,110	Procter & Gamble Co.	85,362,026
		139,847,993
Diversified Operations – 3.6%
5,700,000	China Merchants Holdings International Company, Ltd.	29,091,746
466,615	Danaher Corp.#	36,405,302
2,721,926	General Electric Co.	89,006,979
18,748,000	Melco International Development, Ltd.	25,719,086
232,855	Siemens A.G.**	27,592,180
		207,815,293
E-Commerce/Services – 0.9%
955,165	eBay, Inc.*	29,887,113
1,397,110	Liberty Media Corp. – Interactive – Class A*	21,138,274
		51,025,387
Electronic Components – Semiconductors – 3.3%
294,711	Samsung Electronics Company, Ltd. (GDR)	104,015,039
2,890,583	Texas Instruments, Inc.	84,289,400
		188,304,439
Energy – Alternate Sources – 0.9%
526,920	JA Solar Holdings Company, Ltd. (ADR)*,#	12,651,349
922,605	Suntech Power Holdings Company, Ltd. (ADR)*,#	41,268,122
		53,919,471
Enterprise Software/Services – 1.7%
4,657,170	Oracle Corp.*	97,101,995
Entertainment Software – 0.8%
932,557	Electronic Arts, Inc.*	47,998,709
Finance – Credit Card – 2.9%
3,498,795	American Express Co.	168,012,136
Finance – Investment Bankers/Brokers – 2.3%
235,150	Goldman Sachs Group, Inc.	45,000,656
1,791,910	JP Morgan Chase & Co.	85,384,511
		130,385,167
Finance – Mortgage Loan Banker – 1.5%
3,070,030	Fannie Mae	86,881,849
Food – Canned – 0.3%
857,113	TreeHouse Foods, Inc.*,#	19,430,752
Food – Miscellaneous/Diversified – 2.3%
278,227	Nestle S.A.**	133,321,525
Forestry – 0.5%
443,165	Weyerhaeuser Co.	28,309,380
Hotels and Motels – 1.0%
1,117,425	Starwood Hotels & Resorts Worldwide, Inc.#	58,340,759
Instruments – Controls – 0.3%
702,847	Watts Water Technologies, Inc. – Class A#	18,885,499
Medical – Biomedical and Genetic – 0.5%
465,470	Celgene Corp.*,#	28,924,306
Medical – Drugs – 3.9%
1,872,410	Merck & Company, Inc.	71,226,476
733,542	Roche Holding A.G.**	122,178,449
698,115	Wyeth	31,045,174
		224,450,099
Medical – HMO – 1.1%
1,434,980	Coventry Health Care, Inc.*	64,186,655

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds  April 30, 2008  41

Janus Growth and Income Fund

Schedule of Investments (unaudited)

As of April 30, 2008

Shares/Principal/Contract Amounts		Value

Medical Instruments – 0.7%
884,548	Medtronic, Inc.	$43,059,797
Medical Products – 0.3%
466,435	Nobel Biocare Holding A.G.**,#	16,860,556
Multimedia – 0.7%
2,104,775	News Corporation, Inc. – Class B#	38,938,338
Networking Products – 0.4%
830,710	Cisco Systems, Inc.*	21,299,404
Oil Companies – Exploration and Production – 5.3%
2,650,399	EnCana Corp. (U.S. Shares)	214,178,742
706,175	EOG Resources, Inc.	92,141,714
		306,320,456
Oil Companies – Integrated – 8.6%
1,302,960	Exxon Mobil Corp.	121,266,487
2,456,490	Hess Corp.#	260,879,237
1,004,244	Suncor Energy, Inc.	113,361,473
		495,507,197
Oil Refining and Marketing – 1.8%
2,107,456	Valero Energy Corp.	102,949,226
Optical Supplies – 1.5%
558,855	Alcon, Inc. (U.S. Shares)**	88,299,090
Real Estate Operating/Development – 0.5%
7,157,175	Hang Lung Properties, Ltd.	29,157,636
Retail – Apparel and Shoe – 1.7%
2,749,610	Nordstrom, Inc.#	96,951,249
Retail – Drug Store – 3.1%
4,470,865	CVS/Caremark Corp.	180,488,820
Retail – Jewelry – 1.3%
1,765,210	Tiffany & Co.	76,857,243
Retail – Pet Food and Supplies – 0.4%
984,665	PETsMART, Inc.#	22,036,803
Semiconductor Equipment – 0.9%
1,193,895	KLA-Tencor Corp.	52,149,334
Soap and Cleaning Preparations – 0.9%
930,951	Reckitt Benckiser PLC	54,236,938
Telecommunication Equipment – Fiber Optics – 2.2%
4,648,803	Corning, Inc.	124,169,528
Telecommunication Services – 0.8%
2,039,930	Bharti Tele-Ventures, Ltd.*	45,349,661
Television – 1.3%
6,808,327	British Sky Broadcasting Group PLC	73,432,271
Tobacco – 2.4%
2,441,140	Altria Group, Inc.	48,822,800
1,717,920	Philip Morris International, Inc.*	87,665,458
		136,488,258
Transportation – Services – 0.4%
342,480	United Parcel Service, Inc. – Class B	24,798,977
Water – 0.3%
943,275	Aqua America, Inc.#	17,384,558
Web Portals/Internet Service Providers – 1.3%
134,988	Google, Inc. – Class A*	77,522,259
Wireless Equipment – 2.2%
2,836,905	Nokia Oyj (ADR)**,#	85,305,734
939,060	QUALCOMM, Inc.	40,558,001
		125,863,735

Total Common Stock (cost $4,417,555,619)		5,161,610,089

Corporate Bonds – 0.5%
Energy – Alternate Sources – 0.5%
$23,328,000	Suntech Power Holdings Co., convertible, 3.00%, due 3/15/13 (144A) (cost $23,328,000)	30,501,360

Preferred Stock – 1.4%
Finance – Investment Bankers/Brokers – 0.1%
233,300	Citigroup, Inc., 8.125%	5,914,155
Metal – Diversified – 0.6%
196,775	Freeport-McMoRan Copper & Gold, Inc. convertible, 6.75%	32,062,519
U.S. Government Agencies – 0.7%
930,755	Fannie Mae, 8.25%#	23,306,105
727,175	Freddie Mac, 8.375%	18,615,680
		41,921,785

Total Preferred Stock (cost $67,653,186)		79,898,459

U.S. Treasury Bonds – 1.0%
$56,494,000	U.S. Treasury Bonds, 3.25% due 12/31/09# (cost $57,306,331)	57,442,930

Purchased Options – Calls – 0.9%
12,922	ConocoPhillips (LEAPS) expires January 2009 exercise price $70.00	23,776,480
20,242	CVS/Caremark Corp. (LEAPS) expires January 2010 exercise price $35.00	19,047,925
12,156	Nordstrom, Inc. (LEAPS) expires January 2010 exercise price $40.00	7,236,102
12,128	Texas Instruments, Inc. (LEAPS) expires January 2010 exercise price $35.00	2,988,339

Total Purchased Options – Calls (premiums paid $61,557,753)		53,048,846

Money Markets – 6.5%
258,646,081	Janus Institutional Cash Management Fund – Institutional Shares, 2.82%	258,646,081
117,184,230	Janus Institutional Money Market Fund – Institutional Shares, 2.74%	117,184,230

Total Money Markets (cost $375,830,311)		375,830,311

Other Securities – 8.0%
101,039,113	Allianz Dresdner Daily Asset Fund†	101,039,113
89,160,261	Repurchase Agreements†	89,160,261
272,472,000	Time Deposits†	272,472,000

Total Other Securities (cost $462,671,374)		462,671,374

Total Investments (total cost $5,465,902,574) – 107.6%		6,221,003,369

Liabilities, net of Cash, Receivables and Other Assets – (7.6)%		(439,106,783)

Net Assets – 100%		$5,781,896,586

See Notes to Schedules of Investments and Financial Statements.

42  Janus Core, Risk-Managed and Value Funds  April 30, 2008

Schedule of Investments (unaudited)

As of April 30, 2008

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$16,054,573	0.3%
Belgium	134,514,882	2.2%
Bermuda	63,128,391	1.0%
Brazil	56,959,471	0.9%
Canada	398,697,263	6.4%
Cayman Islands	53,919,471	0.9%
Finland	85,305,733	1.4%
Germany	74,178,262	1.2%
Hong Kong	83,968,467	1.3%
India	110,510,642	1.8%
Japan	21,320,969	0.3%
South Korea	104,015,039	1.7%
Switzerland	449,020,095	7.2%
United Kingdom	136,472,979	2.2%
United States††	4,432,937,132	71.2%

Total	$6,221,003,369	100.0%

††	Includes Short-Term Securities and Other Securities (57.8% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value in U.S. $	Gain/(Loss)

Euro 5/14/08	4,500,000	$7,023,070	$(628,683)
Euro 10/23/08	27,900,000	43,192,445	(131,585)
Euro 11/12/08	25,500,000	39,440,524	29,906
Swiss Franc 8/14/08	26,300,000	25,412,317	(1,497,139)
Swiss Franc 10/23/08	31,850,000	30,772,052	(135,269)
Swiss Franc 11/12/08	57,000,000	55,069,283	(60,066)

Total		$200,909,691	$(2,422,836)

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds  April 30, 2008  43

INTECH Risk-Managed Stock Fund (unaudited)	Ticker: JRMSX

Fund Snapshot
This core fund embraces the market’s natural volatility in an attempt to deliver index-beating returns with index-like risk.

Managed by INTECH

Performance Overview

For the six-month period ended April 30, 2008, INTECH Risk-Managed Stock Fund returned (8.84)%. This compares to the (9.64)% return posted by the S&P 500® Index, the Fund’s benchmark.

Investment Strategy in This Environment

While INTECH does not employ fundamental analysis in the management of the Fund, fundamentals can have a significant impact on the general direction of the market in which we participate. The Fund’s goal is to produce long-term returns in excess of its benchmark with an equal or lesser amount of risk.

The Fund’s mathematical investment process seeks to build a more efficient portfolio than its benchmark, the S&P 500® Index. With a focus on risk management, investment decisions are governed by a mathematical investment process. The process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Fund.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the Index, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

In INTECH’s history, which spans more than 20 years, we have experienced six-month periods of similar magnitude in terms of both underperformance and outperformance. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. INTECH aims to achieve its targeted returns over the long term and we believe the Fund remains well positioned for long-term capital growth.

Investment Strategy and Outlook

INTECH’s mathematical, risk-managed investment process seeks to outperform the S&P 500® Index over the long term, while attempting to control risk. We will continue implementing the process in a disciplined and deliberate manner in an effort to achieve our long-term performance goals. The Fund may underperform during shorter time periods, but has the goal of outperformance over a three- to five-year period. Managing risk remains essential to the investment process. We will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than the benchmark, regardless of the market’s direction.

Thank you for your investment in INTECH Risk-Managed Stock Fund.

44  Janus Core, Risk-Managed and Value Funds  April 30, 2008

(unaudited)

INTECH Risk-Managed Stock Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of April 30, 2008

Exxon Mobil Corp. Oil Companies – Integrated	4.8%
AT&T, Inc. Telephone – Integrated	3.9%
General Electric Co. Diversified Operations	3.4%
Merck & Company, Inc. Medical – Drugs	2.4%
Procter & Gamble Co. Cosmetics and Toiletries	2.2%

16.7%

Asset Allocation – (% of Net Assets)
As of April 30, 2008

Top Country Allocations – Long Positions (% of Investment Securities)
As of April 30, 2008

As of October 31, 2007

Janus Core, Risk-Managed and Value Funds  April 30, 2008  45

INTECH Risk-Managed Stock Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2008					Expense Ratio – for the fiscal year ended October 31, 2007
	Fiscal	One	Five	Since	Total Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses

INTECH Risk-Managed Stock Fund	(8.84)%	(5.47)%	12.42%	13.41%	0.78%

S&P 500® Index	(9.64)%	(4.68)%	10.62%	12.17%

Lipper Quartile	–	3rd	2nd	2nd

Lipper Ranking – based on total return for Multi-Cap Core Funds	–	540/863	150/498	172/497

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

A 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The voluntary waiver of the Fund’s management fee terminated June 25, 2004. Without such waivers, total returns from inception to June 25, 2004 would have been lower.

The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period.) All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
See important disclosures on the next page.

46  Janus Core, Risk-Managed and Value Funds  April 30, 2008

(unaudited)

The proprietary mathematical process used by Enhanced Investment Technologies, LLC (“INTECH”) may not achieve the desired results. Since the portfolio is regularly re-balanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com for more information about risks, portfolio holdings and details.

Funds that invest in Real Estate Investment Trusts (REITs) may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Funds invest in foreign REITs, the Funds may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

There is no assurance the stated objective(s) will be met.

See Notes to Schedules of Investments for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – February 28, 2003

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(11/1/07)	(4/30/08)	(11/1/07-4/30/08)†

Actual	$1,000.00	$911.60	$3.28

Hypothetical (5% return before expenses)	$1,000.00	$1,021.43	$3.47

†Expenses are equal to the annualized expense ratio of 0.69%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Janus Core, Risk-Managed and Value Funds  April 30, 2008  47

INTECH Risk-Managed Stock Fund

Schedule of Investments (unaudited)

As of April 30, 2008

Shares or Principal Amount		Value

Common Stock – 99.8%
Advertising Agencies – 0%
2,700	Omnicom Group, Inc.	$128,898
Aerospace and Defense – 2.7%
29,400	Boeing Co.	2,494,884
17,900	General Dynamics Corp.	1,618,518
47,000	Lockheed Martin Corp.	4,983,880
8,000	Northrop Grumman Corp.	588,560
13,500	Raytheon Co.	863,595
		10,549,437
Aerospace and Defense – Equipment – 1.1%
33,900	B.F. Goodrich Co.	2,310,285
27,000	United Technologies Corp.	1,956,690
		4,266,975
Agricultural Chemicals – 0.3%
11,100	Monsanto Co.	1,265,622
Agricultural Operations – 0%
1,700	Archer-Daniels-Midland Co.	74,902
Airlines – 0.1%
21,200	Southwest Airlines Co.	280,688
Apparel Manufacturers – 0.4%
22,100	VF Corp.	1,643,798
Appliances – 0.1%
3,100	Whirlpool Corp.	225,618
Applications Software – 1.3%
9,700	Citrix Systems, Inc.*	317,675
10,600	Compuware Corp.*	79,924
25,000	Intuit, Inc.*	674,250
137,100	Microsoft Corp.	3,910,092
		4,981,941
Athletic Footwear – 0.4%
22,400	NIKE, Inc. – Class B	1,496,320
Automotive – Cars and Light Trucks – 0.6%
15,700	Ford Motor Co.*,#	129,682
90,200	General Motors Corp.#	2,092,640
		2,222,322
Automotive – Medium and Heavy Duty Trucks – 0.4%
34,500	PACCAR, Inc.#	1,632,540
Automotive – Truck Parts and Equipment – Original – 0.7%
81,500	Johnson Controls, Inc.	2,873,690
Beverages – Non-Alcoholic – 4.3%
124,500	Coca-Cola Co.	7,329,315
101,700	Coca-Cola Enterprises, Inc.	2,288,250
46,600	Pepsi Bottling Group, Inc.	1,570,886
80,100	PepsiCo, Inc.	5,489,253
		16,677,704
Beverages – Wine and Spirits – 0.8%
26,600	Brown-Forman Corp. – Class B	1,809,332
66,100	Constellation Brands, Inc. – Class A*	1,213,596
		3,022,928
Brewery – 0.2%
10,200	Molson Coors Brewing Co. – Class B	559,368
Broadcast Services and Programming – 0.3%
41,800	Clear Channel Communications, Inc.	1,260,270
Building – Residential and Commercial – 0.4%
17,500	Centex Corp.	364,350
19,000	D.R. Horton, Inc.	294,310
9,400	KB Home	211,500
48,200	Pulte Homes, Inc.	628,528
		1,498,688
Building Products – Air and Heating – 0%
1,100	Trane, Inc.	51,161
Cable Television – 0.9%
92,300	Comcast Corp. – Class A	1,896,765
60,300	DIRECTV Group, Inc.*	1,485,792
		3,382,557
Casino Services – 0%
3,900	International Game Technology	135,486
Chemicals – Diversified – 0.5%
2,400	Dow Chemical Co.	96,360
32,800	PPG Industries, Inc.	2,012,936
		2,109,296
Chemicals – Specialty – 0.4%
13,900	Ecolab, Inc.	638,844
900	International Flavors & Fragrances, Inc.	41,049
16,800	Sigma-Aldrich Corp.	957,936
		1,637,829
Coal – 0.2%
10,500	CONSOL Energy, Inc.	850,080
1,600	Peabody Energy Corp.	97,808
		947,888
Coatings and Paint Products – 0%
200	Sherwin-Williams Co.	11,064
Commercial Banks – 0.7%
29,600	BB&T Corp.#	1,014,984
8,800	M&T Bank Corp.	820,424
30,100	Marshall & Ilsley Corp.	751,898
		2,587,306
Commercial Services – Finance – 0.2%
4,900	Equifax, Inc.	187,523
26,900	H&R Block, Inc.	588,303
		775,826
Computer Aided Design – 0%
2,700	Autodesk, Inc.*	102,600
Computers – 4.0%
24,900	Apple, Inc.*	4,331,355
48,700	Dell, Inc.*	907,281
126,400	Hewlett-Packard Co.	5,858,640
36,000	IBM Corp.	4,345,200
		15,442,476
Computers – Integrated Systems – 0%
1,500	Terdata Corp.*	31,935
Computers – Memory Devices – 0.6%
142,800	EMC Corp.*	2,199,120
3,700	SanDisk Corp.*	100,233
		2,299,353

See Notes to Schedules of Investments and Financial Statements.

48  Janus Core, Risk-Managed and Value Funds  April 30, 2008

Schedule of Investments (unaudited)

As of April 30, 2008

Shares or Principal Amount		Value

Consumer Products – Miscellaneous – 0.1%
3,200	Fortune Brands, Inc.	$216,384
2,000	Kimberly-Clark Corp.	127,980
		344,364
Containers – Metal and Glass – 0%
2,300	Ball Corp.	123,694
Cosmetics and Toiletries – 3.2%
7,900	Avon Products, Inc.	308,258
50,200	Colgate-Palmolive Co.	3,549,140
126,587	Procter & Gamble Co.	8,487,658
		12,345,056
Cruise Lines – 0%
1,900	Carnival Corp. (U.S. Shares)	76,323
Data Processing and Management – 0%
4,600	Fidelity National Information Services, Inc.	165,876
Dental Supplies and Equipment – 0.1%
16,000	Patterson Companies, Inc.*	547,200
Disposable Medical Products – 0%
900	C.R. Bard, Inc.	84,753
Distribution/Wholesale – 0%
1,900	W.W. Grainger, Inc.	164,749
Diversified Operations – 7.2%
25,700	3M Co.	1,976,330
15,500	Cooper Industries, Ltd. – Class A	657,045
5,500	Danaher Corp.	429,110
2,000	Dover Corp.	98,940
2,400	Eaton Corp.	210,816
411,400	General Electric Co.	13,452,780
61,800	Honeywell International, Inc.	3,670,920
12,400	Illinois Tool Works, Inc.	648,396
52,500	Ingersoll-Rand Co. – Class A#	2,329,950
1,500	ITT Corp.	96,000
52,400	Leucadia National Corp.#	2,683,928
2,400	Parker Hannifin Corp.	191,640
29,800	Textron, Inc.	1,818,098
		28,263,953
Drug Delivery Systems – 0.1%
4,300	Hospira, Inc.*	176,945
E-Commerce/Products – 1.0%
49,800	Amazon.com, Inc.*	3,915,774
E-Commerce/Services – 0.1%
17,900	Expedia, Inc.*	452,154
Electric – Integrated – 6.4%
6,100	Allegheny Energy, Inc.	328,180
27,400	Ameren Corp.	1,242,864
33,500	American Electric Power Company, Inc.	1,495,105
30,300	Constellation Energy Group, Inc.	2,564,895
11,700	Edison International	610,389
35,900	Entergy Corp.	4,123,474
5,200	Exelon Corp.	444,496
22,800	FirstEnergy Corp.	1,724,592
66,400	FPL Group, Inc.	4,401,656
10,700	PG&E Corp.	428,000
99,700	PPL Corp.	4,787,594
56,900	Public Service Enterprise Group, Inc.	2,498,479
7,200	Southern Co.	268,056
		24,917,780
Electric Products – Miscellaneous – 0.1%
3,300	Emerson Electric Co.	172,458
7,800	Molex, Inc.	221,364
		393,822
Electronic Components – Semiconductors – 1.6%
86,900	Advanced Micro Devices, Inc.*,#	517,924
7,100	Altera Corp.	151,088
125,500	Intel Corp.	2,793,630
9,200	MEMC Electronic Materials, Inc.*	579,324
1,500	Microchip Technology, Inc.#	55,125
89,000	Micron Technology, Inc.*	687,080
4,400	National Semiconductor Corp.	89,716
7,700	NVIDIA Corp.*	158,235
39,300	Texas Instruments, Inc.	1,145,988
		6,178,110
Electronics – Military – 0.2%
6,000	L-3 Communications Holdings, Inc.	668,700
Engineering – Research and Development Services – 1.0%
12,000	Fluor Corp.	1,834,440
23,400	Jacobs Engineering Group, Inc.*	2,020,122
		3,854,562
Engines – Internal Combustion – 0.6%
38,500	Cummins, Inc.	2,412,025
Enterprise Software/Services – 0.7%
2,400	BMC Software, Inc.*	83,424
134,942	Oracle Corp.*	2,813,541
		2,896,965
Entertainment Software – 0.1%
4,100	Electronic Arts, Inc.*	211,027
Fiduciary Banks – 0.3%
17,400	Northern Trust Corp.	1,289,514
Filtration and Separations Products – 0%
4,300	Pall Corp.	149,511
Finance – Consumer Loans – 0.2%
40,700	SLM Corp.	754,171
Finance – Credit Card – 0.1%
4,000	American Express Co.	192,080
Finance – Investment Bankers/Brokers – 1.0%
14,900	Charles Schwab Corp.	321,840
69,900	Citigroup, Inc.	1,766,373
4,900	Goldman Sachs Group, Inc.	937,713
12,000	JP Morgan Chase & Co.	571,800
4,000	Lehman Brothers Holdings, Inc.	176,960
		3,774,686
Finance – Mortgage Loan Banker – 0.3%
25,000	Fannie Mae	707,500
19,100	Freddie Mac	475,781
		1,183,281
Finance – Other Services – 0.3%
1,500	CME Group, Inc.	686,175
1,600	IntercontinentalExchange, Inc.*	248,240
2,200	NYSE Euronext	145,420
		1,079,835
Financial Guarantee Insurance – 0.1%
51,900	MBIA, Inc.#	539,760

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds  April 30, 2008  49

INTECH Risk-Managed Stock Fund

Schedule of Investments (unaudited)

As of April 30, 2008

Shares or Principal Amount		Value

Food – Confectionary – 0.2%
10,800	Wm. Wrigley Jr. Co.#	$822,528
Food – Meat Products – 0.2%
42,400	Tyson Foods, Inc. – Class A	754,720
Food – Miscellaneous/Diversified – 1.0%
2,700	ConAgra Foods, Inc.	63,612
6,100	General Mills, Inc.	368,440
21,300	H.J. Heinz Co.	1,001,739
32,700	Kellogg Co.	1,673,259
23,200	Kraft Foods, Inc. – Class A	733,816
		3,840,866
Food – Retail – 1.7%
117,500	Kroger Co.#	3,201,875
41,500	Safeway, Inc.	1,311,400
24,100	Supervalu, Inc.	797,710
45,400	Whole Foods Market, Inc.#	1,481,856
		6,792,841
Food – Wholesale/Distribution – 0.1%
12,000	Sysco Corp.	366,840
Forestry – 0.1%
10,300	Plum Creek Timber Company, Inc.	420,652
1,700	Weyerhaeuser Co.	108,596
		529,248
Gas – Distribution – 0%
1,600	Sempra Energy Co.	90,672
Gold Mining – 0%
1,900	Newmont Mining Corp.	83,999
Home Decoration Products – 0%
3,500	Newell Rubbermaid, Inc.	71,855
Hotels and Motels – 0.1%
8,400	Wyndham Worldwide Corp.	180,432
Human Resources – 0%
3,900	Robert Half International, Inc.	92,430
Industrial Automation and Robotics – 0.2%
10,500	Rockwell Automation, Inc.	569,415
Industrial Gases – 0.7%
14,800	Air Products and Chemicals, Inc.	1,456,764
15,300	Praxair, Inc.	1,397,043
		2,853,807
Instruments – Scientific – 1.0%
29,500	Applera Corp. – Applied Biosystems Group	941,345
7,600	PerkinElmer, Inc.	201,856
45,400	Thermo Fisher Scientific, Inc.*	2,627,298
3,900	Waters Corp.*	239,694
		4,010,193
Insurance Brokers – 0%
2,300	Aon Corp.	104,397
Internet Security – 0.4%
63,100	Symantec Corp.*	1,086,582
13,800	VeriSign, Inc.*	497,490
		1,584,072
Investment Companies – 0%
2,700	American Capital Strategies, Ltd.	85,725
Investment Management and Advisory Services – 0.3%
5,900	Federated Investors, Inc. – Class B	197,532
800	Franklin Resources, Inc.	76,120
12,500	T. Rowe Price Group, Inc.	732,000
		1,005,652
Life and Health Insurance – 0.8%
21,000	Aflac, Inc.	1,400,070
7,600	Principal Financial Group, Inc.	407,816
8,200	Prudential Financial, Inc.#	620,822
33,700	UnumProvident Corp.	782,177
		3,210,885
Linen Supply and Related Items – 0%
3,000	Cintas Corp.	88,830
Machinery – Construction and Mining – 0.7%
27,600	Caterpillar, Inc.	2,259,888
4,900	Terex Corp.*	341,432
		2,601,320
Machinery – Farm – 0.2%
10,800	Deere & Co.	907,956
Medical – Biomedical and Genetic – 0.8%
15,000	Amgen, Inc.*	628,050
11,500	Biogen Idec, Inc.*	697,935
18,200	Celgene Corp.*	1,130,948
9,100	Genzyme Corp.*	640,185
		3,097,118
Medical – Drugs – 4.9%
64,900	Abbott Laboratories	3,423,475
9,600	Allergan, Inc.	541,152
83,300	Bristol-Myers Squibb Co.	1,830,101
19,400	Eli Lilly and Co.	933,916
243,900	Merck & Company, Inc.	9,277,956
76,100	Pfizer, Inc.	1,530,371
96,200	Schering-Plough Corp.	1,771,042
		19,308,013
Medical – Generic Drugs – 0.1%
6,000	Watson Pharmaceuticals, Inc.*	186,240
Medical – HMO – 0.9%
11,600	Aetna, Inc.	505,760
65,100	CIGNA Corp.	2,780,421
4,000	Coventry Health Care, Inc.*	178,920
1,800	Humana, Inc.*	86,022
		3,551,123
Medical – Wholesale Drug Distributors – 0%
1,500	Cardinal Health, Inc.	78,105
Medical Information Systems – 0.1%
9,700	IMS Health, Inc.	240,075
Medical Instruments – 0%
1,400	Medtronic, Inc.	68,152
Medical Labs and Testing Services – 0.6%
48,900	Quest Diagnostics, Inc.#	2,453,802
Medical Products – 2.7%
54,100	Baxter International, Inc.	3,371,512
700	Becton, Dickinson and Co.	62,580
47,600	Johnson & Johnson	3,193,484
55,200	Stryker Corp.	3,578,616
2,400	Varian Medical Systems, Inc.*	112,512

See Notes to Schedules of Investments and Financial Statements.

50  Janus Core, Risk-Managed and Value Funds  April 30, 2008

Schedule of Investments (unaudited)

As of April 30, 2008

Shares or Principal Amount		Value

Medical Products – (continued)
5,100	Zimmer Holdings, Inc.*	$378,216
		10,696,920
Metal – Aluminum – 0.1%
6,700	Alcoa, Inc.	233,026
Metal – Diversified – 0.2%
6,004	Freeport-McMoRan Copper & Gold, Inc. – Class B	682,955
Metal Processors and Fabricators – 1.0%
33,400	Precision Castparts Corp.	3,926,504
Motorcycle and Motor Scooter Manufacturing – 0%
2,400	Harley-Davidson, Inc.	91,800
Multi-line Insurance – 1.9%
5,800	Allstate Corp.	292,088
23,100	American International Group, Inc.	1,067,220
7,300	Cincinnati Financial Corp.	262,070
125,000	Loews Corp.	5,263,750
6,200	MetLife, Inc.	377,270
4,700	XL Capital, Ltd. – Class A	163,983
		7,426,381
Multimedia – 0.6%
8,700	E.W. Scripps Co. – Class A	390,717
77,300	News Corporation, Inc. – Class A	1,383,670
12,500	Walt Disney Co.	405,375
		2,179,762
Networking Products – 1.9%
215,800	Cisco Systems, Inc.*	5,533,112
71,600	Juniper Networks, Inc.*,#	1,977,592
		7,510,704
Non-Hazardous Waste Disposal – 0%
3,300	Waste Management, Inc.	119,130
Oil – Field Services – 2.0%
11,700	Baker Hughes, Inc.	946,296
34,600	Schlumberger, Ltd. (U.S. Shares)	3,479,030
20,800	Smith International, Inc.#	1,591,408
4,634	Transocean, Inc.*	683,330
11,800	Weatherford International, Ltd.*	951,906
		7,651,970
Oil and Gas Drilling – 0%
2,900	Noble Corp.	163,212
Oil Companies – Exploration and Production – 1.3%
16,500	Anadarko Petroleum Corp.	1,098,240
3,300	Apache Corp.	444,444
2,400	Chesapeake Energy Corp.	124,080
2,000	Devon Energy Corp.	226,800
1,300	Noble Energy, Inc.	113,100
25,600	Occidental Petroleum Corp.	2,130,176
11,100	Questar Corp.	688,533
400	Range Resources Corp.	26,552
3,300	XTO Energy, Inc.	204,138
		5,056,063
Oil Companies – Integrated – 8.5%
72,933	Chevron Corp.	7,012,507
45,100	ConocoPhillips	3,885,365
201,700	Exxon Mobil Corp.	18,772,218
900	Hess Corp.	95,580
43,622	Marathon Oil Corp.	1,987,855
17,400	Murphy Oil Corp.	1,571,916
		33,325,441
Oil Field Machinery and Equipment – 0.9%
5,900	Cameron International Corp.*	290,457
45,700	National-Oilwell Varco, Inc.*	3,128,165
		3,418,622
Oil Refining and Marketing – 0.5%
6,800	Tesoro Corp.	170,952
32,300	Valero Energy Corp.	1,577,855
		1,748,807
Paper and Related Products – 0%
4,700	International Paper Co.	122,999
1,700	MeadWestvaco Corp.	44,710
		167,709
Pharmacy Services – 1.4%
11,400	Express Scripts, Inc. – Class A*,#	798,228
94,734	Medco Health Solutions, Inc.*	4,693,122
		5,491,350
Photo Equipment and Supplies – 0.1%
9,400	Eastman Kodak Co.	168,166
Pipelines – 0.1%
4,900	Williams Companies, Inc.	173,950
Printing – Commercial – 0%
2,100	R.R. Donnelley & Sons Co.	64,344
Property and Casualty Insurance – 0.2%
23,200	Progressive Corp.	422,008
1,700	SAFECO Corp.	113,458
4,900	Travelers Companies, Inc.	246,960
		782,426
Publishing – Newspapers – 0.1%
500	Washington Post Co. – Class B	327,800
REIT – Apartments – 0.1%
1,200	Avalonbay Communities, Inc.	122,400
5,800	Equity Residential	240,816
		363,216
REIT – Health Care – 0.1%
12,300	HCP, Inc.	439,110
REIT – Regional Malls – 0%
800	Simon Property Group, Inc.	79,888
REIT – Storage – 0%
1,500	Public Storage	136,050
REIT – Warehouse and Industrial – 0.1%
3,300	ProLogis	206,613
Retail – Apparel and Shoe – 0.4%
5,400	Abercrombie & Fitch Co. – Class A	401,274
16,100	Coach, Inc.*	572,677
28,200	Gap, Inc.	525,084
		1,499,035
Retail – Auto Parts – 0%
100	AutoZone, Inc.*	12,075
Retail – Bedding – 0%
2,800	Bed Bath & Beyond, Inc.*	91,000

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds  April 30, 2008  51

INTECH Risk-Managed Stock Fund

Schedule of Investments (unaudited)

As of April 30, 2008

Shares or Principal Amount		Value

Retail – Computer Equipment – 0.4%
26,500	GameStop Corp. – Class A*	$1,458,560
Retail – Consumer Electronics – 0.1%
11,900	Best Buy Company, Inc.	511,938
2,700	RadioShack Corp.	37,530
		549,468
Retail – Discount – 0.4%
4,200	Costco Wholesale Corp.	299,250
6,900	Target Corp.	366,597
21,400	TJX Companies, Inc.	689,508
5,700	Wal-Mart Stores, Inc.	330,486
		1,685,841
Retail – Drug Store – 0.7%
63,699	CVS/Caremark Corp.	2,571,529
Retail – Jewelry – 0.3%
24,100	Tiffany & Co.	1,049,314
Retail – Major Department Stores – 0.1%
1,900	Sears Holdings Corp.*,#	187,359
Retail – Office Supplies – 0.1%
7,500	Office Depot, Inc.*	95,100
5,500	Staples, Inc.	119,350
		214,450
Retail – Regional Department Stores – 0.1%
9,000	Kohl’s Corp.*,#	439,650
Retail – Restaurants – 1.3%
74,400	McDonald’s Corp.	4,432,752
15,300	Yum! Brands, Inc.	622,404
		5,055,156
Rubber – Tires – 0%
400	Goodyear Tire & Rubber Co.*	10,712
Savings/Loan/Thrifts – 0.6%
73,500	Hudson City Bancorp, Inc.	1,406,055
60,800	Washington Mutual, Inc.#	747,232
		2,153,287
Schools – 0.5%
37,500	Apollo Group, Inc. – Class A*	1,908,750
Semiconductor Components/Integrated Circuits – 0.2%
8,300	Analog Devices, Inc.	267,343
10,800	Linear Technology Corp.#	377,568
		644,911
Semiconductor Equipment – 0.1%
5,700	Applied Materials, Inc.	106,362
2,700	KLA-Tencor Corp.	117,936
		224,298
Steel – Producers – 0.1%
3,400	United States Steel Corp.	523,430
Steel – Specialty – 0%
900	Allegheny Technologies, Inc.	61,947
Super-Regional Banks – 1.9%
142,526	Bank of America Corp.	5,350,426
2,400	Capital One Financial Corp.	127,200
300	Comerica, Inc.	10,419
2,000	Fifth Third Bancorp	42,860
4,300	PNC Bank Corp.	298,205
2,600	SunTrust Banks, Inc.	144,950
7,300	U.S. Bancorp	247,397
43,800	Wells Fargo & Co.	1,303,050
		7,524,507
Telecommunication Equipment – Fiber Optics – 0.3%
17,000	Ciena Corp.*,#	574,770
25,900	Corning, Inc.	691,789
		1,266,559
Telecommunication Services – 0.2%
20,800	Embarq Corp.	864,656
2,016	Fairpoint Communications, Inc.	18,568
		883,224
Telephone – Integrated – 4.9%
394,653	AT&T, Inc.	15,277,018
3,000	CenturyTel, Inc.	97,350
11,500	Sprint Nextel Corp.	91,885
96,900	Verizon Communications, Inc.	3,728,712
5,308	Windstream Corp.	62,316
		19,257,281
Television – 0%
4,400	CBS Corp. – Class B	101,508
Therapeutics – 0%
2,100	Gilead Sciences, Inc.*	108,696
Tobacco – 0.4%
28,700	Altria Group, Inc.	574,000
16,300	Philip Morris International, Inc.*	831,789
		1,405,789
Tools – Hand Held – 0.1%
4,000	Black & Decker Corp.	262,520
Transportation – Railroad – 0.2%
6,700	CSX Corp.	421,765
3,100	Union Pacific Corp.	450,089
		871,854
Transportation – Services – 0.2%
10,100	Expeditors International of Washington, Inc.	470,559
4,000	United Parcel Service, Inc. – Class B	289,640
		760,199
Web Portals/Internet Service Providers – 0.7%
4,800	Google, Inc. – Class A*	2,756,592
Wireless Equipment – 0.2%
2,200	American Tower Corp. – Class A*	95,524
54,300	Motorola, Inc.	540,828
		636,352

Total Common Stock (cost $359,238,312)		389,772,239

Other Securities – 4.0%
2,283,780	Allianz Dresdner Daily Asset Fund†	2,283,780
3,277,959	Repurchase Agreements†	3,277,959

See Notes to Schedules of Investments and Financial Statements.

52  Janus Core, Risk-Managed and Value Funds  April 30, 2008

Schedule of Investments (unaudited)

As of April 30, 2008

Shares or Principal Amount		Value

Other Securities – (continued)
10,017,380	Time Deposits†	$10,017,380

Total Other Securities (cost $15,579,119)		15,579,119

Total Investments (total cost $374,817,431) – 103.8%		405,351,358

Liabilities, net of Cash, Receivables and Other Assets – (3.8)%		(14,721,570)

Net Assets – 100%		$390,629,788

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$3,938,901	1.0%
Cayman Islands	1,010,524	0.2%
Netherlands	3,479,030	0.9%
Panama	76,323	0.0%
United States††	396,846,580	97.9%

Total	$405,351,358	100.0%

††	Includes Other Securities (94.1% excluding Other Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds  April 30, 2008  53

Janus Mid Cap Value Fund (unaudited)	Ticker: JMCVX

Fund Snapshot
This fund seeks to uncover fundamentally strong mid-sized companies with a catalyst for growth not yet recognized by the market.

Managed by
Perkins, Wolf, McDonnell
and Company, LLC

Performance Overview

During the six months ended April 30, 2008, Janus Mid Cap Value Fund’s Investor Shares and Institutional Shares returned (3.78)% and (3.65)%, respectively, outperforming the Fund’s benchmark, the Russell Midcap® Value Index, which returned (9.20)%. The S&P MidCap 400 Index returned (6.95)% and the S&P 500® Index returned (9.64)% during the same period.

The concerns that we expressed in our last report severely impacted the market in the most recent six months. The problems of subprime lending, leverage and derivatives spread across financial markets. Credit availability became restricted, financial earnings suffered from huge write-offs, and investor confidence was shaken. As a result, the stock market experienced a correction, which at the low in January was down over 15% from its October high.

In general, our stocks held up relatively well compared to the benchmark because of a more risk-sensitive market that favored stocks with the characteristics we traditionally emphasize. We believe that in an uncertain financial environment it is likely that stocks with better balance sheets, strong free cash flow and valuations which incorporate more modest expectations will suffer less downside risk. These stocks may or may not fully participate in a short-term market rally (in fact, we lagged a bit in April), but we believe by doing fairly well in the downturn the likelihood is they will outperform over the full cycle. We are focused on the long term and the favorable impact that preservation of capital has on compounding returns for the Fund.

Merger and Acquisition Activity

As has been the case in each year other than 2002, merger and acquisition activity had a positive impact on the Fund. With the disruption in the credit markets, this activity nearly came to a halt in recent months. While private equity activity is likely to decline from the record levels seen in recent years, we believe that strategic and/or foreign buyers could step in, as evidenced by National-Oilwell’s fourth quarter buyout of Fund holding Grant Prideco and United Technologies’ bid for Fund holding Diebold. This buyout activity is a reinforcement of our belief that our long-standing investment process is successful in identifying strong, attractively valued franchises.

Holdings That Contributed to Performance

Strength in commodity prices was a help to our multi-year overweighted position versus the benchmark in energy – natural gas and crude oil were up approximately 30% and 20%, respectively, in the past six months. While energy prices could retrace some of this strength, we believe that prices will remain high because of tight supply. We still found attractive long-term value plays in the space, such as contributors Southwestern Energy and Sandridge Energy, which are mostly natural gas focused. In addition to initiating our position in Sandridge Energy, we made significant additions to our holding in Forest Oil, as the company continues to transform itself into a steady organic growth company while maintaining what we feel are some of the best cost controls in the industry.

For the six-month period, information technology was one of the worst performing sectors in the Index, but our information technology holdings declined about half as much as the rest of the group. Diebold was the largest individual contributor in this sector. Early this year, because of our confidence in the company’s franchise and long-term outlook, we added to our exposure despite disappointing short term earnings and what we believed to be minor accounting issues. In late February, United Technologies made a bid for the company at over a 60% premium to Diebold’s market price.

In the materials sector, leading fertilizer producer Mosaic was another top performer, which along with industrials sector holding, Deere, was a primary beneficiary of strong agricultural prices. Both holdings were reduced on strength.

Holdings That Detracted from Performance

Two of our five largest detractors were financial sector stocks. One of our best performers in the past, AllianceBernstein Holding, witnessed a correction of greater than 25% during the period after a modest near-term earnings shortfall due to reduced performance fees and general market weakness. We believe AllianceBernstein remains a growth franchise with good international exposure and a current dividend yield of over 5%. Regional bank Colonial BancGroup also underperformed, as it was one of many banks to suffer from real estate-related losses.

Packaging and building products manufacturer Temple-Inland was also penalized by the housing slowdown. The stock was the largest detractor for the period due to weakness in demand for building materials and continued increases in

54  Janus Core, Risk-Managed and Value Funds  April 30, 2008

(unaudited)

raw material prices. We added to our position in Temple-Inland on weakness, as the fundamentals in the packaging industry remain solid and we believe the company has the ability to improve margins. We feel Temple-Inland is trading at a substantial discount to its intrinsic value.

Market Outlook

Over the six-month period we have remained over 90% invested despite near-term economic and market uncertainty as we believe we have found some good long-term values to replace stocks whose risk/reward relationships have become less favorable in our view. We generally characterize our purchases as having better-than-average balance sheets, a likelihood of positive free cash flow even if earnings disappoint, and stock prices that are near their 12-month lows reflecting reduced expectations.

In terms of sector positioning, the relative exposures versus the benchmark remained as they have been for some time. At the end of April, we were overweight in energy, health care and information technology and underweight in consumer discretionary, financials and utilities. The relative weightings are more a reflection of the number of attractively valued stock opportunities we find within a sector than any macro-influenced sector allocation decision. Incidentally, we have been surprised that, in general, small caps have performed relatively well compared to large caps. We continue to think large caps have better risk/reward characteristics than small caps, but we are taking advantage of volatility in selected smaller mid caps to establish or increase positions.

April has seen the market rebound, but it’s unclear how long this respite will continue. The market has digested significant negative news and the Federal Reserve has been very aggressive in addressing the financial problems. However, we suspect the economy and earnings could decline more than expected and, in any case, any recovery is likely to be slow. The financial system’s leverage will take a long time to be rebalanced and is still subject to significant unanticipated shocks. In that context, the Fund has maintained its position in index puts. To date this program has been about break-even, but it has tempered short-term volatility and may be beneficial in a more severe downturn. We think this small investment in “market insurance” is consistent with our sensitivity to the need to preserve capital and our objective of continuing to provide consistent, above average long-term investment returns on both an absolute and relative basis. Please see “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Thank you for your investment in Janus Mid Cap Value Fund.

Janus Core, Risk-Managed and Value Funds  April 30, 2008  55

Janus Mid Cap Value Fund (unaudited)

Janus Mid Cap Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Southwestern Energy Co.	0.32%
Forest Oil Corp.	0.32%
Mosaic Co.	0.26%
Sandridge Energy, Inc.	0.24%
Redwood Trust, Inc.	0.22%

5 Bottom Performers – Holdings

Contribution

Temple-Inland, Inc.	(0.60)%
Colonial BancGroup, Inc.	(0.57)%
AllianceBernstein Holding L.P.	(0.56)%
Sprint Nextel Corp.	(0.39)%
Health Net, Inc.	(0.31)%

5 Top Performers – Sectors

		Fund Weighting	Russell Midcap® Value
	Fund Contribution	(% of Net Assets)	Index Weighting

Energy	1.86%	13.58%	8.35%
Utilities	0.03%	5.58%	14.44%
Industrials	(0.13)%	11.74%	10.25%
Consumer Staples	(0.14)%	6.12%	7.53%
Materials	(0.38)%	6.51%	6.92%

5 Bottom Performers – Sectors

		Fund Weighting	Russell Midcap® Value
	Fund Contribution	(% of Net Assets)	Index Weighting

Financials	(1.72)%	24.41%	29.65%
Information Technology	(1.23)%	8.48%	6.69%
Telecommunication Services	(0.71)%	1.81%	1.86%
Health Care	(0.61)%	11.84%	2.34%
Consumer Discretionary	(0.43)%	9.94%	11.98%

56  Janus Core, Risk-Managed and Value Funds  April 30, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of April 30, 2008

AllianceBernstein Holding L.P. Investment Management and Advisory Services	1.9%
Forest Oil Corp. Oil Companies – Exploration and Production	1.6%
Protective Life Corp. Life and Health Insurance	1.6%
Invesco, Ltd. ( U.S. Shares) Investment Management and Advisory Services	1.5%
Berkshire Hathaway, Inc. – Class B Reinsurance	1.4%

8.0%

Asset Allocation – (% of Net Assets)
As of April 30, 2008

Top Country Allocations – Long Positions (% of Investment Securities)
As of April 30, 2008

As of October 31, 2007

Janus Core, Risk-Managed and Value Funds  April 30, 2008  57

Janus Mid Cap Value Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2008					Expense Ratios – for the fiscal year ended October 31, 2007
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses	Operating Expenses
Janus Mid Cap Value Fund
Investor Shares	(3.78)%	(0.05)%	16.93%	15.85%	0.87%	0.87%
Institutional Shares(1)	(3.65)%	0.14%	17.13%	15.99%	0.82%	0.78%

Russell Midcap® Value Index	(9.20)%	(11.65)%	16.44%	10.22%

Lipper Quartile	–	1st	1st	1st

Lipper Ranking – based on total return for Mid-Cap Value Funds	–	17/332	34/204	1/66

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

Janus Services LLC has contractually agreed to waive the transfer agency fees applicable to the Fund’s Institutional Shares to the level indicated until at least March 1, 2009. Returns shown include fee waivers, if any, and without such waivers, the Fund’s returns would have been lower.

The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period.) Contractual waivers agreed to by Janus Capital, where applicable, are included in the prospectus under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
See important disclosures on the next page.

58  Janus Core, Risk-Managed and Value Funds  April 30, 2008

(unaudited)

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com for more information about risks, portfolio holdings and other details.

Funds that invest in Real Estate Investment Trusts (REITs) may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Funds invest in foreign REITs, the Funds may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Berger Mid Cap Value Fund was reorganized into the Fund on April 21, 2003. The returns shown prior to April 21, 2003 for Janus Mid Cap Value Fund – Investor Shares are those of Berger Mid Cap Value Fund – Investor Shares. The returns shown prior to April 21, 2003 for Janus Mid Cap Value Fund – Institutional Shares are those of Berger Mid Cap Value Fund – Institutional Shares for the period May 17, 2002 to April 17, 2003 and Berger Mid Cap Value Fund — Investor Shares for periods prior to May 17, 2002.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper ranking is for the Investor share class only; other classes may have different performance characteristics.

August 13, 1998 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – August 12, 1998

(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example - Investor Shares	(11/1/07)	(4/30/08)	(11/1/07-4/30/08)†

Actual	$1,000.00	$962.20	$5.17

Hypothetical (5% return before expenses)	$1,000.00	$1,019.59	$5.32

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example - Institutional Shares	(11/1/07)	(4/30/08)	(11/1/07-4/30/08)†

Actual	$1,000.00	$963.50	$3.76

Hypothetical (5% return before expenses)	$1,000.00	$1,021.03	$3.87

†Expenses are equal to the annualized expense ratio of 1.06% for Investor Shares and 0.77% for Institutional Shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital for Institutional Shares.

Janus Core, Risk-Managed and Value Funds  April 30, 2008  59

Janus Mid Cap Value Fund

Schedule of Investments (unaudited)

As of April 30, 2008

Shares/Principal/Contract Amounts		Value

Common Stock – 93.9%
Advertising Agencies – 0.4%
600,000	Omnicom Group, Inc.	$28,644,000
Aerospace and Defense – 0.4%
400,000	Rockwell Collins, Inc.	25,244,000
Agricultural Chemicals – 0.3%
150,000	Mosaic Co.*	18,376,500
Airlines – 0.7%
3,700,000	Southwest Airlines Co.#	48,988,000
Applications Software – 0.4%
1,100,000	Intuit, Inc.*	29,667,000
Automotive – Truck Parts and Equipment – Original – 0.2%
190,000	Magna International, Inc. – Class A (U.S. Shares)#	14,179,700
Beverages – Non-Alcoholic – 0.5%
550,000	PepsiCo, Inc.	37,691,500
Beverages – Wine and Spirits – 0.7%
750,000	Brown-Forman Corp. – Class B#	51,015,000
Building – Residential and Commercial – 0.6%
800,000	Centex Corp.	16,656,000
2,000,000	Pulte Homes, Inc.#	26,080,000
		42,736,000
Chemicals – Specialty – 0.9%
1,050,000	Lubrizol Corp.	61,236,000
Coal – 0.4%
450,000	Arch Coal, Inc.#	25,812,000
Commer Banks – 2.4%
1,750,000	BB&T Corp.#	60,007,500
3,998,808	Colonial BancGroup, Inc.#	32,550,297
1,049,937	First Midwest Bancorp, Inc.#	26,804,892
4,350,000	Synovus Financial Corp.#	51,504,000
		170,866,689
Commercial Services – Finance – 0.2%
250,100	Global Payments, Inc.#	11,069,426
Computers – Integrated Systems – 1.6%
1,860,000	Diebold, Inc.	72,912,000
1,600,000	NCR Corp.*	39,408,000
		112,320,000
Consumer Products – Miscellaneous – 0.5%
585,000	Kimberly-Clark Corp.	37,434,150
Containers – Metal and Glass – 1.2%
1,550,000	Ball Corp.	83,359,000
Containers – Paper and Plastic – 0.4%
1,099,979	Pactiv Corp.*	26,168,500
Cosmetics and Toiletries – 0.6%
615,000	Procter & Gamble Co.	41,235,750
Data Processing and Management – 0.3%
430,000	Fiserv, Inc.*	21,736,500
Distribution/Wholesale – 2.2%
790,000	Genuine Parts Co.	33,543,400
2,000,000	Tech Data Corp.*	67,220,000
615,100	W.W. Grainger, Inc.	53,335,321
		154,098,721
Diversified Operations – 2.0%
1,400,000	Dover Corp.	69,258,000
800,000	Illinois Tool Works, Inc.	41,832,000
599,967	Tyco International, Ltd.	28,072,456
		139,162,456
E-Commerce/Services – 0.6%
1,950,000	IAC/InterActiveCorp*,#	40,579,500
Electric – Integrated – 3.7%
2,500,000	DPL, Inc.#	69,575,000
850,000	PG&E Corp.#	34,000,000
1,560,000	PPL Corp.	74,911,200
1,870,000	Public Service Enterprise Group, Inc.	82,111,700
		260,597,900
Electronic Components – Miscellaneous – 0.7%
5,400,000	Vishay Intertechnology, Inc.*	51,030,000
Electronic Components – Semiconductors – 0.7%
1,440,000	QLogic Corp.*	22,982,400
1,100,000	Xilinx, Inc.#	27,247,000
		50,229,400
Electronic Connectors – 1.1%
2,050,000	Thomas & Betts Corp.*	76,793,000
Electronic Measuring Instruments – 0.7%
1,521,200	Agilent Technologies, Inc.*	45,955,452
Engineering – Research and Development Services – 1.4%
2,450,000	URS Corp.*	98,833,000
Finance – Investment Bankers/Brokers – 1.0%
2,450,000	Raymond James Financial, Inc.#	70,486,500
Food – Miscellaneous/Diversified – 1.6%
680,000	General Mills, Inc.	41,072,000
600,000	Kellogg Co.	30,702,000
1,330,000	Kraft Foods, Inc. – Class A	42,067,900
		113,841,900
Food – Retail – 0.4%
1,000,000	Kroger Co.	27,250,000
Forestry – 0.8%
900,000	Weyerhaeuser Co.	57,492,000
Gas – Distribution – 0.7%
1,920,000	Southern Union Co.	49,190,400
Gold Mining – 0.9%
1,750,000	Goldcorp, Inc. (U.S. Shares)#	62,510,000
Hotels and Motels – 0.7%
900,000	Starwood Hotels & Resorts Worldwide, Inc.#	46,989,000
Human Resources – 1.2%
600,000	Manpower, Inc.	40,278,000
1,850,000	Robert Half International, Inc.	43,845,000
		84,123,000
Instruments – Scientific – 2.3%
1,800,000	Applera Corp. – Applied Biosystems Group	57,438,000
1,715,000	PerkinElmer, Inc.	45,550,400
1,050,000	Thermo Fisher Scientific, Inc.*	60,763,500
		163,751,900

See Notes to Schedules of Investments and Financial Statements.

60  Janus Core, Risk-Managed and Value Funds  April 30, 2008

Schedule of Investments (unaudited)

As of April 30, 2008

Shares/Principal/Contract Amounts		Value

Internet Infrastructure Equipment – 0.6%
2,203,838	Avocent Corp.*,£	$42,996,879
Investment Management and Advisory Services – 3.8%
2,100,000	AllianceBernstein Holding L.P.	130,242,000
4,129,988	Invesco, Ltd.#	105,934,192
400,000	Legg Mason, Inc.	24,112,000
295,000	Waddell & Reed Financial, Inc. – Class A	9,988,700
		270,276,892
Life and Health Insurance – 1.6%
2,569,980	Protective Life Corp.	109,532,548
Machinery – Farm – 0.4%
300,000	Deere & Co.	25,221,000
Medical – Biomedical and Genetic – 0.4%
400,000	Millipore Corp.*,#	28,040,000
Medical – Drugs – 1.4%
1,200,000	Endo Pharmaceuticals Holdings, Inc.*	29,796,000
1,150,000	Forest Laboratories, Inc.*	39,916,500
725,000	Wyeth	32,240,750
		101,953,250
Medical – Generic Drugs – 0.6%
900,000	Barr Pharmaceuticals, Inc.*	45,207,000
Medical – HMO – 0.9%
600,000	Coventry Health Care, Inc.*	26,838,000
1,163,600	Health Net, Inc.*	34,081,844
		60,919,844
Medical – Wholesale Drug Distributors – 1.1%
1,500,000	Cardinal Health, Inc.	78,105,000
Medical Instruments – 0.4%
600,000	St. Jude Medical, Inc.*	26,268,000
Medical Labs and Testing Services – 1.2%
1,100,000	Laboratory Corporation of America Holdings*,#	83,182,000
Medical Products – 2.2%
1,450,000	Covidien, Ltd.	67,700,500
560,000	Johnson & Johnson	37,570,400
700,000	Zimmer Holdings, Inc.*	51,912,000
		157,182,900
Metal – Aluminum – 0.6%
1,200,000	Alcoa, Inc.	41,736,000
Motorcycle and Motor Scooter Manufacturing – 0.3%
600,000	Harley-Davidson, Inc.#	22,950,000
Multi-line Insurance – 1.6%
1,000,000	Loews Corp.	42,110,000
4,825,000	Old Republic International Corp.	69,238,750
		111,348,750
Multimedia – 1.0%
1,050,000	McGraw-Hill Companies, Inc.	43,039,500
800,000	Viacom, Inc. – Class B*	30,752,000
		73,791,500
Networking Products – 1.1%
3,900,000	Foundry Networks, Inc.*,#	49,647,000
1,300,015	Polycom, Inc.*	29,120,336
		78,767,336
Non-Hazardous Waste Disposal – 1.8%
2,200,000	Republic Services, Inc.	69,938,000
1,520,000	Waste Management, Inc.	54,872,000
		124,810,000
Office Automation and Equipment – 0.9%
1,200,000	Pitney Bowes, Inc.	43,332,000
1,550,000	Xerox Corp.	21,653,500
		64,985,500
Oil – Field Services – 1.0%
475,700	Transocean, Inc.*	70,146,722
Oil and Gas Drilling – 0.6%
750,000	Noble Corp.	42,210,000
Oil Companies – Exploration and Production – 6.8%
1,200,000	Anadarko Petroleum Corp.#	79,872,000
900,000	Bill Barrett Corp.*,#	46,287,000
350,000	Devon Energy Corp.	39,690,000
1,860,028	Forest Oil Corp.*	109,611,450
650,000	Newfield Exploration Co.*	39,494,000
800,000	Noble Energy, Inc.	69,600,000
1,000,000	Sandridge Energy, Inc.*,#	45,180,000
1,200,000	Southwestern Energy Co.*	50,772,000
		480,506,450
Oil Companies – Integrated – 0.9%
300,000	Hess Corp.	31,860,000
650,000	Marathon Oil Corp.	29,620,500
		61,480,500
Oil Field Machinery and Equipment – 0.4%
400,000	National-Oilwell Varco, Inc.*,#	27,380,000
Oil Refining and Marketing – 0.9%
1,100,000	Frontier Oil Corp.#	27,335,000
790,000	Valero Energy Corp.	38,591,500
		65,926,500
Paper and Related Products – 1.9%
900,000	Potlatch Corp.#	40,329,000
1,030,000	Rayonier, Inc.	43,290,900
4,200,000	Temple-Inland, Inc.#	49,014,000
		132,633,900
Pharmacy Services – 0.5%
1,599,880	Omnicare, Inc.#	32,557,558
Pipelines – 3.6%
1,000,000	Enterprise Products Partners L.P.#	31,230,000
850,000	Equitable Resources, Inc.#	56,414,500
1,500,000	Kinder Morgan Energy Partners L.P.#	87,810,000
1,600,000	Plains All American Pipeline L.P.	77,264,000
		252,718,500
Property and Casualty Insurance – 0.8%
65,881	Mercury General Corp.	3,286,803
2,740,000	Progressive Corp.	49,840,600
		53,127,403
Reinsurance – 1.4%
22,500	Berkshire Hathaway, Inc. – Class B*	100,282,500
REIT – Apartments – 0.9%
300,000	Avalonbay Communities, Inc.#	30,600,000
850,000	Equity Residential	35,292,000
		65,892,000

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds  April 30, 2008  61

Janus Mid Cap Value Fund

Schedule of Investments (unaudited)

As of April 30, 2008

Shares/Principal/Contract Amounts		Value

REIT – Diversified – 0.4%
800,000	Liberty Property Trust#	$28,024,000
REIT – Manufactured Homes – 2.1%
444,700	Alexandria Real Estate Equities, Inc.#	46,706,841
1,379,300	Annaly Mortgage Management, Inc.	23,117,068
900,000	Redwood Trust, Inc.#	29,961,000
500,000	SL Green Realty Corp.#	46,400,000
		146,184,909
REIT – Regional Malls – 0.5%
500,000	Macerich Co.#	36,565,000
REIT – Warehouse and Industrial – 1.0%
550,000	AMB Property Corp.#	31,762,500
580,000	ProLogis#	36,313,800
		68,076,300
Retail – Apparel and Shoe – 1.1%
1,200,000	American Eagle Outfitters, Inc.	22,044,000
2,700,000	Foot Locker, Inc.	34,155,000
700,000	Ross Stores, Inc.	23,443,000
		79,642,000
Retail – Auto Parts – 0.9%
1,100,000	Advance Auto Parts, Inc.	38,148,000
800,000	O’Reilly Automotive, Inc.*	23,096,000
		61,244,000
Retail – Drug Store – 0.7%
1,180,000	CVS/Caremark Corp.	47,636,600
Retail – Mail Order – 0%
22	Williams-Sonoma, Inc.	581
Retail – Major Department Stores – 1.0%
1,700,000	J.C. Penney Company, Inc.	72,250,000
Retail – Office Supplies – 0.8%
1,900,000	Office Depot, Inc.*	24,092,000
1,400,000	Staples, Inc.	30,380,000
		54,472,000
Retail – Regional Department Stores – 0.8%
600,000	Kohl’s Corp.*,#	29,310,000
1,000,000	Macy’s, Inc.	25,290,000
		54,600,000
Retail – Restaurants – 0.4%
700,000	Darden Restaurants, Inc.#	24,906,000
Savings/Loan/Thrifts – 1.1%
4,600,000	People’s United Financial, Inc.	78,062,000
Schools – 0.3%
450,000	Apollo Group, Inc. – Class A*	22,905,000
Semiconductor Components/Integrated Circuits – 0.4%
900,000	Analog Devices, Inc.	28,989,000
Semiconductor Equipment – 0.2%
900,000	Applied Materials, Inc.	16,794,000
Super-Regional Banks – 1.3%
400,000	PNC Bank Corp.	27,740,000
1,200,000	SunTrust Banks, Inc.	66,900,000
		94,640,000
Telecommunication Services – 0.4%
750,000	Embarq Corp.#	31,177,500
Telephone – Integrated – 1.0%
1,600,000	CenturyTel, Inc.	51,920,000
2,550,000	Sprint Nextel Corp.	20,374,500
		72,294,500
Transportation – Railroad – 1.5%
1,550,000	Kansas City Southern*,#	69,874,000
630,000	Norfolk Southern Corp.	37,535,400
		107,409,400
Transportation – Truck – 0.8%
1,600,000	J.B. Hunt Transport Services, Inc.#	54,352,000
Wireless Equipment – 0.2%
1,265,000	Motorola, Inc.	12,599,400

Total Common Stock (cost $6,116,257,681)		6,605,654,466

Purchased Options – Puts – 0.4%
16,686	iShares Russell Mid-Cap Value Index expires May 2008 exercise price $122.50**	382,276
5,812	iShares Russell Mid-Cap Value Index expires May 2008 exercise price $143.00	4,202,425
6,025	iShares Russell Mid-Cap Value Index expires July 2008 exercise price $136.38**	3,476,726
160,588	Russell Mid-Cap Value Index expires May 2008 exercise price $990.46**	646,559
1,248	Russell Mid-Cap Value Index expires June 2008 exercise price $975.67**	2,131,584
160,459	Russell Mid-Cap Value Index expires June 2008 exercise price $986.37**	2,206,841
130,479	Russell Mid-Cap Value Index expires June 2008 exercise price $999.40	2,209,140
124,706	Russell Mid-Cap Value Index expires July 2008 exercise price $980.41**	2,402,736
82,089	Russell Mid-Cap Value Index expires July 2008 exercise price $990.46	1,825,331
121,825	Russell Mid-Cap Value Index expires July 2008 exercise price $992.21**	1,852,422
1,230	Russell Mid-Cap Value Index expires July 2008 exercise price $1,011.70	4,287,780

Total Purchased Options – Puts (premiums paid $68,522,844)		25,623,820

Other Securities – 11.2%
148,551,164	Allianz Dresdner Daily Asset Fund†	148,551,164
157,834,197	Repurchase Agreements†	157,834,197
	Time Deposits:
38,072,825	Abbey National Treasury Services, N.A., 2.375%, 5/1/08†	38,072,825
16,986,472	ABN-Amro Bank N.V., N.A., 2.26%, 5/1/08†	16,986,472
19,812,361	BNP Paribas, New York, N.A., 2.50%, 5/1/08†	19,812,361

See Notes to Schedules of Investments and Financial Statements.

62  Janus Core, Risk-Managed and Value Funds  April 30, 2008

Schedule of Investments (unaudited)

As of April 30, 2008

Shares/Principal/Contract Amounts		Value

Other Securities – (continued)
39,624,723	Calyon, N.A., 2.50%, 5/1/08†	$39,624,723
13,790,828	Chase Bank U.S.A., N.A., 2.25%, 5/1/08†	13,790,828
43,587,195	Danske Bank A/S Cayman, N.A., 2.53%, 5/1/08†	43,587,195
27,737,306	Deutsche Bank A.G., N.A., 2.30%, 5/1/08†	27,737,306
39,624,723	Dexia Bank S.A. Brussels, N.A., 2.50%, 5/1/08†	39,624,723
39,624,723	ING Bank N.V. Amsterdam, N.A., 2.4375%, 5/1/08†	39,624,723
39,624,723	Lloyd’s TSB Bank PLC London, N.A., 2.45%, 5/1/08†	39,624,723
5,862,537	Natixis, N.A., 2.38%, 5/1/08†	5,862,537
39,624,723	Natixis, N.A., 2.43%, 5/1/08†	39,624,723
39,624,723	Nordea Bank PLC Finland, N.A., 2.50%, 5/1/08†	39,624,723
39,115,616	Svenska Handelsbanken, N.A., 2.40%, 5/1/08†	39,115,616
39,624,723	Wells Fargo Bank, N.A., 2.375%, 5/1/08†	39,624,723

Total Other Securities (cost $788,723,562)		788,723,562

Repurchase Agreements – 6.3%
$323,624,000	Calyon, New York Branch, 1.75%, dated 4/30/08, maturing 5/1/08, to be repurchased at $323,639,732, collateralized by $256,075,900 in U.S. Treasuries 2.375% – 8.125%, 2/15/10 – 8/15/19 with a value of $330,096,593	323,624,000
121,369,000	ING Financial Markets LLC, 1.75%, dated 4/30/08, maturing 5/1/08, to be repurchased at $121,374,900, collateralized by $117,291,876, in U.S. Treasuries 4.00% – 4.50%, 11/15/14 – 2/15/16 with a value of $123,798,208	121,369,000

Total Repurchase Agreements (cost $444,993,000)		444,993,000

Total Investments (total cost $7,418,497,087) – 111.8%		7,864,994,848

Liabilities, net of Cash, Receivables and Other Assets – (11.8)%		(827,134,420)

Net Assets – 100%		$7,037,860,428

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$201,707,148	2.6%
Canada	76,689,700	1.0%
Cayman Islands	112,356,722	1.4%
United States††	7,474,241,278	95.0%

Total	$7,864,994,848	100.0%

††	Includes Short-Term Securities and Other Securities (79.3% excluding Short-Term Securities and Other Securities)

Schedule of Written Options – Puts	Value

iShares Russell Mid-Cap Value Index expires May 2008 8,343 contracts exercise price $110.00	$(1)
iShares Russell Mid-Cap Value Index expires July 2008 3,012 contracts exercise price $122.74	(567,039)
Russell Mid-Cap Value Index expires June 2008 624 contracts exercise price $876.11	(252,096)
Russell Mid-Cap Value Index expires June 2008 155,166 contracts exercise price $878.99	(303,303)
Russell Mid-Cap Value Index expires June 2008 121,825 contracts exercise price $890.96	(300,603)
Russell Mid-Cap Value Index expires June 2008 82,638 contracts exercise price $900.00	(245,633)
Russell Mid-Cap Value Index expires July 2008 83,016 contracts exercise price $880.37	(405,517)

Total Written Options – Puts
(Premiums received $13,227,310)	$(2,074,192)

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds  April 30, 2008  63

Janus Small Cap Value Fund (unaudited) (closed to new investors)	Ticker: JSCVX

Fund Snapshot
This fund searches for small, out-of-favor companies misunderstood by the broader investment community.

Managed by
Perkins, Wolf, McDonnell
and Company, LLC

Performance Overview

During the six months ended April 30, 2008, Janus Small Cap Value Fund’s Investor Shares and Institutional Shares returned (6.03)% and (5.96)%, respectively, versus a return of (11.55)% for the Fund’s benchmark, the Russell 2000® Value Index.

During the six-month period ended April 30, 2008, the stock market suffered a strong decline as the idea of an economic recession this year became the consensus viewpoint. The U.S. Federal Reserve (Fed) attempted to stabilize equity markets in late January with an unprecedented inter-meeting 75-basis point emergency interest rate cut. The Fed followed that up with more easing in February, March and April. Market volatility remained elevated after years of calm amid heightened credit concerns, illustrating how delicate the credit markets have become and the prevailing nervousness in the financial markets. The latest attempts by the Fed to address the credit crisis seemed to be working to steady financial markets somewhat as some investor sentiment gauges recently displayed evidence of cautious optimism.

In this environment our standard risk-sensitive investment approach, emphasizing balance sheet strength, strong free cash flow and stocks pricing in fairly low expectations, has allowed the Fund to hold up relatively well. As was the case last period, most of our outperformance was attributable to positive stock selection.

Holdings That Contributed To Performance

The industrials sector had the best performance versus the benchmark over the last six months. Agricultural distributor UAP Holding, one of the five largest positions in the portfolio during the period, was also among the strongest contributors after fertilizer producer Agrium announced in late February it would purchase the company at a 30% premium to its prior day closing price. Separately, business service provider Navigant Consulting was also among the strongest contributors after management cited an increase in their project pipeline due to an increase in subprime litigation. Railroad and trucking stocks also outperformed, and our overweight in the group was a positive, as investors began rotating into stocks that typically lead during the early stages of an economic turnaround. Kansas City Southern, Heartland Express, and Saia all benefited from this trend. We eliminated Saia from the Fund as it reached our price target.

Within health care, Perrigo, a generic drug manufacturer, delivered strong returns during the period after announcing progress in their pipeline that should help drive growth going forward. We built our position in the company over many years, believing the stock to be undervalued with respect to operational improvements and growth potential in their generic business. The stock was among our 10 largest holdings at the beginning of the period, but we have sold two thirds of our shares as much of the valuation gap has disappeared. While information technology was one of the worst performing sectors in the benchmark, our holdings within the sector declined less than those within the benchmark. Automated teller manufacturer Diebold was the largest individual contributor in this sector. Early in the first quarter of 2008, because of a very attractive free cash flow yield, confidence in the company’s franchise and long-term outlook, we more than doubled our position in the stock despite disappointing earnings and what we believed to be minor accounting issues. In February, aerospace equipment company United Technologies made a cash bid for the company at over a 60% premium to Diebold’s market price.

Holdings That Detracted From Performance

Within information technology, Global Positioning System provider, SiRF Technology Holdings underperformed after reporting disappointing quarterly results, citing margin compression and lack of pricing power. We decided to eliminate our position in SiRF due to the deterioration in the company’s fundamentals.

After strong relative performance in 2007, our financial holdings were down in line with the benchmark for the period due primarily to regional banks Boston Private Financial Holdings and South Financial Group. After telling investors that their portfolio remained in good shape in January, Boston Private surprised investors a month later by announcing credit problems in one of their divisions. We decided to exit our position in Boston Private as we felt less comfortable with the strength of the balance sheet if further problems were to arise. The shares of South Financial Group followed a similar path. We sold nearly half of the shares we owned in the first quarter of 2008 at higher prices as the credit problems of their southeastern peers had yet to be recognized by the bank. With their first quarter earnings report came recognition and a substantially lower stock price. An announced secondary offering and reduced dividend caused further declines. However, we believe these actions improved

64  Janus Core, Risk-Managed and Value Funds  April 30, 2008

(unaudited)

the capital structure of the bank, and with the stock trading well below tangible book, we added to our position late in the period.

The Fund continues to be underweight in the financials sector, as it generally has been for the last four years. Considering the sector’s approximately 33% weight in the benchmark at the end of the period, and the fact that next to consumer discretionary stocks, financials have shown the steepest price decline over the last year, the relative benefit of our position recently is obvious. It could be asked why we have yet to become even equally weighted given the declines and improving valuations relative to book value and longer-term earnings power. Outside of the largest overall detractor from performance, Boston Private Financial Holdings, where credibility became an issue, our stock selection has been very good for the last year. This is primarily due to being disciplined in identifying potential downside risk before getting caught up in the promise of upside in a recovery. We believe patience is warranted as the financial markets continue to sort out the credit issues, which could take some time. We will continue to evaluate opportunities on a case-by-case, bottom-up basis.

Market Outlook

We believe the market has rebounded nicely since the March lows, but it is unclear how long this respite will continue. The market has digested significant negative news and the Fed has been very aggressive in trying to address financial problems. However, we suspect the economy and earnings could decline more than expected and, in any case, any recovery is likely to be slow. We believe the financial system’s leverage will take a long time to be rebalanced and is still subject to significant unanticipated shocks.

With very few exceptions, we believe our purchases are of companies with better-than-average balance sheets, with a greater likelihood of positive free cash flow even if earnings disappoint, and with stock prices that are nearing their 12-month lows, reflecting reduced expectations. Our ability to uncover stocks with these characteristics that we believe also have attractive risk/reward relationships, has continued to drive our level of investment. These stocks may or may not fully participate in a short-term market rally, but we believe by doing better in the downturn it is likely they will outperform over the full cycle. We have remained around 90% invested at the end of the six-month period despite near-term economic and market uncertainty as elevated volatility has enabled us to find what we believe to be some good long-term values. However, we are also sensitive to sharply positive swings in the stocks we own and will continue to pare back and sell those positions that approach and reach our modest objectives. We are focused on the long-term and the favorable impact that preservation of capital has on compounding returns for the Fund.

Thank you for your continued investment in Janus Small Cap Value Fund.

Janus Core, Risk-Managed and Value Funds  April 30, 2008  65

Janus Small Cap Value Fund (unaudited)

Janus Small Cap Value Fund At A Glance

5 Top Performers - Holdings

Contribution

Perrigo Co.	0.79%
UAP Holding Corp.	0.64%
Navigant Consulting, Inc.	0.41%
Diebold, Inc.	0.40%
Forest Oil Corp.	0.36%

5 Bottom Performers - Holdings

Contribution

Boston Private Financial Holdings, Inc.	(1.14)%
South Financial Group, Inc.	(0.78)%
Lee Enterprises, Inc.	(0.74)%
HNI Corp.	(0.66)%
SiRF Technology Holdings, Inc.	(0.54)%

5 Top Performers – Sectors

		Fund Weighting	Russell 2000®
	Fund Contribution	(% of Net Assets)	Value Index Weighting

Industrials	0.85%	16.42%	12.82%
Health Care	0.43%	7.79%	5.83%
Utilities	0.00%	0.00%	5.79%
Energy	0.00%	11.97%	6.45%
Telecommunication Services	(0.09)%	0.49%	1.47%

5 Bottom Performers – Sectors

		Fund Weighting	Russell 2000®
	Fund Contribution	(% of Net Assets)	Value Index Weighting

Financials	(3.16)%	27.49%	32.57%
Information Technology	(2.15)%	14.29%	12.46%
Consumer Discretionary	(1.85)%	14.57%	11.32%
Materials	(0.37)%	2.99%	7.45%
Consumer Staples	(0.29)%	4.02%	3.84%

66  Janus Core, Risk-Managed and Value Funds  April 30, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of April 30, 2008

Old Republic International Corp. Multi-Line Insurance	2.9%
Forest Oil Corp. Oil Companies – Exploration and Production	2.1%
Albany International Corp. – Class A Machinery – General Industrial	2.0%
F.N.B. Corp. Commercial Banks	2.0%
Cedar Fair L.P. Resorts and Theme Parks	1.9%

10.9%

Asset Allocation – (% of Net Assets)
As of April 30, 2008

Emerging markets comprised 1.1% of total net assets.

Top County Allocations – Long Positions (% of Investment Securities)
As of April 30, 2008

As of October 31, 2007

Janus Core, Risk-Managed and Value Funds  April 30, 2008  67

Janus Small Cap Value Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2008					Expense Ratios – for the fiscal year ended October 31, 2007
	Fiscal	One	Five	Ten	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Operating Expenses	Operating Expenses
Janus Small Cap Value Fund(1)
Investor Shares	(6.03)%	(3.65)%	13.60%	10.13%	1.03%	1.03%
Institutional Shares	(5.96)%	(3.46)%	13.84%	10.42%	0.99%	0.82%

Russell 2000® Value Index	(11.55)%	(15.13)%	14.08%	7.74%

Lipper Quartile	–	1st	2nd	1st

Lipper Ranking – based on total return for Small-Cap Core Funds	–	84/796	214/493	25/190

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

Janus Services LLC has contractually agreed to waive the transfer agency fees applicable to the Fund’s Institutional Shares to the level indicated until at least March 1, 2009. Returns shown include fee waivers, if any, and without such waivers, the Fund’s returns would have been lower.

The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period.) Contractual waivers agreed to by Janus Capital, where applicable, are included in the prospectus under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
See important disclosures on the next page.

68  Janus Core, Risk-Managed and Value Funds  April 30, 2008

(unaudited)

The Fund’s performance may be affected by risks that include those associated with, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risks, portfolio holdings and other details.

Funds that invest in Real Estate Investment Trusts (REITs) may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Funds invest in foreign REITs, the Funds may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Berger Small Cap Value Fund was reorganized into the Fund on April 21, 2003. The returns shown prior to April 21, 2003 for Janus Small Cap Value Fund – Investor Shares are those of Berger Small Cap Value Fund – Investor Shares for the period February 14, 1997 to April 17, 2003 and Berger Small Cap Value Fund – Institutional Shares (then known as The Omni Investment Fund) for periods prior to February 14, 1997. The returns shown for Janus Small Cap Value Fund – Institutional Shares are those of Berger Small Cap Value Fund – Institutional Shares for the periods prior to April 21, 2003.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper ranking is for the Investor share class only; other classes may have different performance characteristics.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example - Investor Shares	(11/1/07)	(4/30/08)	(11/1/07-4/30/08)†

Actual	$1,000.00	$939.70	$4.87

Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	$5.07

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example - Institutional Shares	(11/1/07)	(4/30/08)	(11/1/07-4/30/08)†

Actual	$1,000.00	$940.40	$3.86

Hypothetical (5% return before expenses)	$1,000.00	$1,020.89	$4.02

†Expenses are equal to the annualized expense ratio of 1.01% for Investor Shares and 0.80% for Institutional Shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital for Institutional Shares.

Janus Core, Risk-Managed and Value Funds  April 30, 2008  69

Janus Small Cap Value Fund

Schedule of Investments (unaudited)

As of April 30, 2008

Shares or Principal Amount		Value

Common Stock – 89.5%
Agricultural Chemicals – 1.0%
350,000	UAP Holding Corp.#	$13,618,500
Apparel Manufacturers – 1.2%
575,000	Carter’s, Inc.*,#	8,130,500
400,000	Volcom, Inc.*,#	7,596,000
		15,726,500
Audio and Video Products – 0.4%
140,000	Harman International Industries, Inc.	5,721,800
Automotive – Truck Parts and Equipment – Original – 0.4%
525,000	Spartan Motors, Inc.#	4,929,750
Building – Heavy Construction – 0.8%
500,000	Sterling Construction Company, Inc.*	10,040,000
Building – Mobile Home and Manufactured Homes – 0.5%
425,000	Winnebago Industries, Inc.#	6,838,250
Chemicals – Specialty – 1.8%
400,000	Lubrizol Corp.	23,328,000
Commercial Banks – 5.9%
1,550,000	Colonial BancGroup, Inc.#	12,617,000
1,700,000	F.N.B. Corp.#	26,282,000
625,000	First Midwest Bancorp, Inc.#	15,956,250
800,000	South Financial Group, Inc.#	4,832,000
1,550,000	Synovus Financial Corp.#	18,352,000
		78,039,250
Commercial Services – 0.6%
744,711	ICT Group, Inc.*,£	8,139,691
Commercial Services – Finance – 0.4%
125,000	Global Payments, Inc.	5,532,500
Computer Services – 0.5%
250,000	SRA International, Inc.*	6,567,500
Computers – Integrated Systems – 1.6%
550,000	Diebold, Inc.	21,560,000
Consulting Services – 1.8%
300,000	CRA International, Inc.*,#	10,344,000
175,000	MAXIMUS, Inc.#	6,636,000
325,000	Navigant Consulting, Inc.*,#	6,539,000
		23,519,000
Containers – Paper and Plastic – 0.6%
250,000	Sonoco Products Co.	8,237,500
Data Processing and Management – 0.4%
240,000	Fair Issac Corp.	5,944,800
Decision Support Software – 0.9%
1,475,000	Wind River Systems, Inc.*	12,154,000
Direct Marketing – 0.9%
904,700	Harte-Hanks Communications, Inc.#	12,358,202
Distribution/Wholesale – 1.5%
575,000	Tech Data Corp.*	19,325,750
Electric Products – Miscellaneous – 0.6%
200,000	Littelfuse, Inc.*	7,352,000
Electronic Components – Miscellaneous – 0.9%
1,300,000	Vishay Intertechnology, Inc.*	12,285,000
Electronic Components – Semiconductors – 1.2%
400,000	DSP Group, Inc.*	5,252,000
250,000	QLogic Corp.*	3,990,000
450,000	Semtech Corp.*	7,308,000
		16,550,000
Electronic Measuring Instruments – 0.6%
425,000	Orbotech, Ltd. (U.S. Shares)*	7,458,750
Engineering – Research and Development Services – 1.5%
500,000	URS Corp.*	20,170,000
Enterprise Software/Services – 1.0%
75,000	Microstrategy, Inc.*,#	6,654,750
600,000	Omnicell, Inc.*	7,212,000
		13,866,750
Fiduciary Banks – 0.4%
180,000	Wilmington Trust Corp.	5,918,400
Finance – Investment Bankers/Brokers – 1.2%
700,000	KBW, Inc.*,#	16,618,000
Food – Retail – 1.1%
219,800	Ruddick Corp.	8,506,260
350,000	Winn-Dixie Stores, Inc.*,#	6,205,500
		14,711,760
Footwear and Related Apparel – 2.3%
400,000	Skechers U.S.A., Inc. – Class A*	9,460,000
750,000	Wolverine World Wide, Inc.#	21,555,000
		31,015,000
Human Resources – 0.7%
425,000	MPS Group, Inc.*	4,560,250
260,000	Resources Connection, Inc.*	5,254,600
		9,814,850
Instruments – Scientific – 1.3%
650,000	PerkinElmer, Inc.	17,264,000
Internet Infrastructure Equipment – 0.9%
580,000	Avocent Corp.*	11,315,800
Internet Infrastructure Software – 0.5%
950,000	RADVision, Ltd. (U.S. Shares)*	6,545,500
Lasers – Systems and Components – 0.6%
525,000	Electro Scientific Industries, Inc.*	8,615,250
Life and Health Insurance – 1.8%
550,000	Protective Life Corp.	23,441,000
Machinery – Electrical – 1.3%
475,000	Regal-Beloit Corp.	17,617,750
Machinery – General Industrial – 2.0%
750,000	Albany International Corp. – Class A	27,225,000
Medical – Generic Drugs – 0.9%
300,000	Perrigo Co.#	12,297,000
Medical Imaging Systems – 0.7%
600,000	Vital Images, Inc.*,#	9,060,000
Medical Information Systems – 1.0%
146,000	Cerner Corp.*,#	6,755,420
350,000	Computer Programs and Systems, Inc.	6,657,000
		13,412,420
Medical Instruments – 0.9%
800,000	AngioDynamics, Inc.*	11,824,000

See Notes to Schedules of Investments and Financial Statements.

70  Janus Core, Risk-Managed and Value Funds  April 30, 2008

Schedule of Investments (unaudited)

As of April 30, 2008

Shares or Principal Amount		Value

Medical Laser Systems – 0.4%
500,000	LCA-Vision, Inc.#	$5,055,000
Medical Products – 1.1%
600,000	PSS World Medical, Inc.*,#	9,882,000
100,000	West Pharmaceutical Services, Inc.	4,691,000
		14,573,000
Medical Sterilization Products – 1.0%
500,000	Steris Corp.	13,855,000
Metal Processors and Fabricators – 1.5%
380,000	Kaydon Corp.#	19,900,600
Multi-line Insurance – 2.9%
2,700,000	Old Republic International Corp.	38,745,000
Networking Products – 1.2%
750,000	Foundry Networks, Inc.*	9,547,500
262,000	Polycom, Inc.*	5,868,800
		15,416,300
Office Furnishings – Original – 1.0%
600,000	HNI Corp.#	13,062,000
Oil Companies – Exploration and Production – 3.7%
1,400,000	Edge Petroleum Corp.*,#,£	7,308,000
475,000	Forest Oil Corp.*	27,991,750
600,000	Petrohawk Energy Corp.*	14,184,000
		49,483,750
Oil Field Machinery and Equipment – 0.9%
160,000	Lufkin Industries, Inc.	12,072,000
Oil Refining and Marketing – 0.9%
225,000	Frontier Oil Corp.	5,591,250
156,000	Holly Corp.	6,470,880
		12,062,130
Paper and Related Products – 2.8%
500,000	Glatfelter	7,295,000
175,000	Potlatch Corp.	7,841,750
250,000	Rayonier, Inc.#	10,507,500
1,000,000	Temple-Inland, Inc.	11,670,000
		37,314,250
Pipelines – 3.9%
355,000	Magellan Midstream Partners L.P.#	14,441,400
650,000	Regency Energy Partners L.P.#	17,894,500
525,000	Williams Partners L.P.#	18,973,500
		51,309,400
Poultry – 0.4%
225,000	Pilgrim’s Pride Corp.#	5,438,250
Property and Casualty Insurance – 3.6%
600,000	Infinity Property & Casualty Corp.	23,256,000
500,000	RLI Corp.#	24,000,000
		47,256,000
Publishing – Newspapers – 0.8%
1,450,000	Lee Enterprises, Inc.#	11,208,500
Radio – 1.1%
1,400,000	Entercom Communications Corp.#	14,840,000
REIT – Manufactured Homes – 2.6%
350,000	BioMed Realty Trust, Inc.	9,100,000
125,000	Equity Lifestyle Properties, Inc.	6,180,000
250,000	Mack-Cali Realty Corp.	9,755,000
225,000	Parkway Properties, Inc.	8,923,500
		33,958,500
REIT – Warehouse and Industrial – 0.4%
100,000	EastGroup Properties, Inc.	4,771,000
Resorts and Theme Parks – 1.9%
1,100,000	Cedar Fair L.P.#	25,938,000
Retail – Apparel and Shoe – 2.2%
200,000	Brown Shoe Company, Inc.	3,336,000
850,000	Foot Locker, Inc.	10,752,500
225,000	Men’s Wearhouse, Inc.	5,991,750
450,000	Tween Brands, Inc.*	8,550,000
		28,630,250
Retail – Convenience Stores – 1.7%
1,050,000	Casey’s General Stores, Inc.	23,236,500
Retail – Leisure Products – 0.5%
550,000	MarineMax, Inc.*	6,270,000
Retail – Propane Distribution – 1.5%
700,000	Inergy L.P.#	20,419,000
Retail – Restaurants – 0.7%
1,100,000	Steak n Shake Co.*,#	8,712,000
Savings/Loan/Thrifts – 2.8%
1,350,000	First Niagara Financial Group, Inc.#	19,480,500
1,150,000	Provident Financial Services, Inc.	17,744,500
		37,225,000
Schools – 0.2%
251,810	Universal Technical Institute*	2,855,525
Telecommunication Services – 0.9%
850,000	Harris Stratex Networks, Inc. – Class A*	8,066,500
300,000	Premiere Global Services, Inc.*	4,356,000
		12,422,500
Transportation – Railroad – 1.5%
450,000	Kansas City Southern*,#	20,286,000
Transportation – Truck – 0.8%
650,000	Heartland Express, Inc.#	10,055,500

Total Common Stock (cost $1,113,994,236)		1,192,330,178

Other Securities – 17.1%
88,184,647	Allianz Dresdner Daily Asset Fund†	88,184,647
34,278,803	Repurchase Agreements†	34,278,803
	Time Deposits:
8,268,746	Abbey National Treasury Services, N.A., 2.375%, 5/1/08†	8,268,746
3,689,162	ABN-Amro Bank N.V., N.A., 2.26%, 5/1/08†	3,689,162
4,302,895	BNP Paribas, New York, N.A., 2.50%, 5/1/08†	4,302,895
8,605,791	Calyon, N.A., 2.50%, 5/1/08†	8,605,791
2,995,124	Chase Bank U.S.A., N.A., 2.25%, 5/1/08†	2,995,124
9,466,370	Danske Bank A/S Cayman, N.A., 2.53%, 5/1/08†	9,466,370
6,024,053	Deutsche Bank A.G., N.A., 2.30%, 5/1/08†	6,024,053
8,605,791	Dexia Bank S.A. Brussels, N.A., 2.50%, 5/1/08†	8,605,791

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds  April 30, 2008  71

Janus Small Cap Value Fund

Schedule of Investments (unaudited)

As of April 30, 2008

Shares or Principal Amount		Value

Other Securities – (continued)
8,605,791	ING Bank N.V. Amsterdam, N.A., 2.4375%, 5/1/08†	$8,605,791
8,605,791	Lloyd’s TSB Bank PLC London, N.A., 2.45%, 5/1/08†	8,605,791
1,273,240	Natixis, N.A., 2.38%, 5/1/08†	1,273,240
8,605,791	Natixis, N.A., 2.43%, 5/1/08†	8,605,791
8,605,791	Nordea Bank PLC Finland, N.A., 2.50%, 5/1/08†	8,605,791
8,495,222	Svenska Handelsbanken, N.A., 2.40%, 5/1/08†	8,495,222
8,605,791	Wells Fargo Bank, N.A., 2.375%, 5/1/08†	8,605,791

Total Other Securities (cost $227,218,799)		227,218,799

Repurchase Agreement – 10.4%
$139,101,000	ING Financial Markets LLC, 1.75%, dated 4/30/08, maturing 5/1/08; to be repurchased at $139,107,762 collateralized by $134,428,208 in U.S. Treasuries; 4.00% – 4.50%, 11/15/14 – 2/15/16; with a value of $141,885,115 (cost $139,101,000)	139,101,000

Total Investments (total cost $1,480,314,035) – 117.0%		1,558,649,977

Liabilities, net of Cash, Receivables and Other Assets – (17.0)%		(226,598,179)

Net Assets – 100%		$1,332,051,798

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Israel	$14,004,250	0.9%
United States††	1,544,645,727	99.1%

Total	$1,558,649,977	100.0%

††	Includes Short-Term Securities and Other Securities (75.6% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

72  Janus Core, Risk-Managed and Value Funds  April 30, 2008

[This page intentionally left blank.]

Janus Core, Risk-Managed and Value Funds  April 30, 2008  73

Statements of Assets and Liabilities

As of April 30, 2008 (unaudited)	Janus Balanced	Janus Contrarian
(all numbers in thousands except net asset value per share)	Fund	Fund

Assets:
Investments at cost(1)	$3,185,416	$8,038,053
Unaffiliated investments at value(1)	$3,356,082	$9,348,269
Affiliated money market investments	208,273	117,032
Cash	–	78
Cash denominated in foreign currency(2)	820	2,696
Deposits with broker for short sales	–	80,113
Receivables:
Investments sold	32,280	27,197
Fund shares sold	2,939	7,373
Dividends	3,682	14,816
Interest	15,877	1,433
Non-interested Trustees’ deferred compensation	49	145
Other assets	23	719
Forward currency contracts	97	3,082
Total Assets	3,620,122	9,602,953
Liabilities:
Payables:
Short sales, at value(3)	–	84,006
Options written, at value(4)	–	–
Collateral for securities loaned (Note 1)	699,443	1,158,777
Due to Custodian	132	–
Investments purchased	83,400	26,891
Fund shares repurchased	4,183	6,260
Dividends and distributions	39	14
Advisory fees	1,251	5,033
Transfer agent fees and expenses	516	1,577
Administrative services fees	N/A	N/A
Non-interested Trustees’ fees and expenses	24	65
Non-interested Trustees’ deferred compensation fees	49	145
Accrued expenses	104	178
Forward currency contracts	375	2,182
Total Liabilities	789,516	1,285,128
Net Assets	$2,830,606	$8,317,825
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$2,390,995	$6,709,091
Undistributed net investment income/(loss)*	11,980	10,444
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	48,981	174,008
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	378,650	1,424,282
Total Net Assets	$2,830,606	$8,317,825
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	111,517	446,753
Net Asset Value Per Share	$25.38	$18.62
Net Assets – Investor Shares
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)
Net Asset Value Per Share
Net Assets – Institutional Shares
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)
Net Asset Value Per Share

*	See Note 4 in Notes to Financial Statements.

(1)	Investments at cost and value include $681,898,039, $1,119,782,504, $50,406,331, $446,720,361, $15,156,089, $766,075,047 and $218,327,664 of securities loaned for Janus Balanced Fund, Janus Contrarian Fund, Janus Fundamental Equity Fund, Janus Growth and Income Fund, INTECH Risk-Managed Stock Fund, Janus Mid Cap Value Fund and Janus Small Cap Value Fund, respectively (Note 1).
(2)	Includes cost of $821,922, $2,709,652, $300,633, and $16,242,710 for Janus Balanced Fund, Janus Contrarian Fund, Janus Fundamental Equity Fund and Janus Growth and Income Fund, respectively.
(3)	Includes proceeds of $80,113,459 on short sales for Janus Contrarian Fund.
(4)	Includes premiums of $13,227,310 on written options for Janus Mid Cap Value Fund.

See Notes to Financial Statements.

74  Janus Core, Risk-Managed and Value Funds  April 30, 2008

	Janus Growth
Janus Fundamental	and	INTECH Risk-Managed	Janus Mid Cap	Janus Small Cap
Equity Fund	Income Fund	Stock Fund	Value Fund	Value Fund

$923,618	$5,465,903	$374,817	$7,418,497	$1,480,314
$969,280	$5,845,173	$405,351	$7,864,995	$1,558,650
10,884	375,830	–	–	–
151	366	–	2,214	1,325
301	16,240	–	–	–
–	–	–	–	–

337	8,674	12,540	21,540	17,608
250	1,261	54	15,120	520
1,191	11,425	413	7,381	756
18	892	5	164	66
16	101	7	123	23
4	32	1	32	9
11	30	–	–	–
982,443	6,260,024	418,371	7,911,569	1,578,957

–	–	–	–	–
–	–	–	2,074	–
51,952	462,671	15,579	788,724	227,219
–	–	592	–	–
–	3,543	10,667	64,721	17,788
363	4,905	597	12,007	905
1	–	2	–	–
454	2,902	101	4,210	653
201	1,111	111	1,446	142
N/A	N/A	16	281	161
9	53	5	56	14
16	101	7	123	23
75	388	64	67	–
15	2,453	–	–	–
53,086	478,127	27,741	873,709	246,905
$929,357	$5,781,897	$390,630	$7,037,860	$1,332,052

$803,813	$5,137,794	$368,941	$6,323,655	$1,167,218
3,270	14,402	1,465	25,603	9,596
65,731	(122,984)	(10,311)	230,940	76,900

56,543	752,685	30,535	457,662	78,338
$929,357	$5,781,897	$390,630	$7,037,860	$1,332,052
37,598	167,311	27,349
$24.72	$34.56	$14.28
			6,216,349	669,300
			277,357	30,673
			$22.41	$21.82
			$821,511	$662,752
			36,396	29,987
			$22.57	$22.10

See Notes to Financial Statements.

Janus Core, Risk-Managed and Value Funds  April 30, 2008  75

Statements of Operations

For the six-month period ended April 30, 2008 (unaudited)	Janus Balanced	Janus Contrarian
(all numbers in thousands)	Fund	Fund

Investment Income:
Interest	$26,098	$275
Securities lending income	2,247	6,606
Dividends	16,544	50,930
Dividends from affiliates	1,805	3,708
Foreign tax withheld	(1,164)	(3,524)
Total Investment Income	45,530	57,995
Expenses:
Advisory fees	7,371	29,902
Transfer agent fees and expenses	2,857	8,535
Registration fees	45	107
Custodian fees	67	298
Professional fees	12	16
Non-interested Trustees’ fees and expenses	21	72
Printing expenses	40	156
Administrative services fees	N/A	N/A
Other expenses	122	441
Non-recurring costs (Note 2)	1	–
Cost assumed by Janus Capital Management LLC (Note 2)	(1)	–
Total Expenses	10,535	39,527
Expense and Fee Offset	(57)	(477)
Net Expenses	10,478	39,050
Less: Excess Expense Reimbursement	–	–
Net Expenses after Expense Reimbursement	10,478	39,050
Net Investment Income/(Loss)	35,052	18,945
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	59,420	230,726
Net realized gain/(loss) from options contracts	–	37,324
Net realized gain/(loss) from swap contracts	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(141,491)	(955,748)
Payment from affiliate (Note 2)	1	37
Net Gain/(Loss) on Investments	(82,070)	(687,661)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(47,018)	$(668,716)

See Notes to Financial Statements.

76  Janus Core, Risk-Managed and Value Funds  April 30, 2008

	Janus Growth
Janus Fundamental	and	INTECH Risk-Managed	Janus Mid Cap	Janus Small Cap
Equity Fund	Income Fund	Stock Fund	Value Fund	Value Fund

$17	$550	$–	$3,859	$1,387
173	840	13	2,202	568
10,829	67,821	5,070	86,789	13,082
371	6,065	15	2,080	731
(284)	(2,901)	(1)	(51)	–
11,106	72,375	5,097	94,879	15,768

2,898	18,379	716	25,186	4,900
1,108	6,495	527	6,834	1,377
20	46	22	95	33
58	57	26	69	33
11	15	16	20	30
7	45	2	44	8
32	132	21	77	31
N/A	N/A	108	1,620	341
98	421	56	211	70
–	–	–	–	–
–	–	–	–	–
4,232	25,590	1,494	34,156	6,823
(25)	(133)	(20)	(120)	(39)
4,207	25,457	1,474	34,036	6,784
–	–	–	(1,000)	(631)
4,207	25,457	1,474	33,036	6,153
6,899	46,918	3,623	61,843	9,615

70,274	(38,516)	(9,124)	193,888	72,139
(215)	(14,682)	–	12,868	–
(1,608)	(10,357)	–	–	–
(197,066)	(826,420)	(40,087)	(495,027)	(179,532)
10	4	1	7	1
(128,605)	(889,971)	(49,210)	(288,264)	(107,392)
$(121,706)	$(843,053)	$(45,587)	$(226,421)	$(97,777)

See Notes to Financial Statements.

Janus Core, Risk-Managed and Value Funds  April 30, 2008  77

Statements of Changes in Net Assets

For the six-month period ended April 30, 2008 (unaudited)	Janus Balanced
and for the fiscal year ended October 31, 2007	Fund
(all numbers in thousands)	2008	2007

Operations:
Net investment income/(loss)	$35,052	$60,645
Net realized gain/(loss) from investment and foreign currency transactions	59,420	186,576
Net realized gain/(loss) from futures contracts	–	–
Net realized gain/(loss) from options contracts	–	–
Net realized gain/(loss) from swap contracts	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(141,491)	112,269
Payment from affiliate (Note 2)	1	13
Net Increase/(Decrease) in Net Assets Resulting from Operations	(47,018)	359,503
Dividends and Distributions to Shareholders:
Net investment income *	(32,193)	(58,467)
Net realized gain/(loss) from investment transactions*	(87,037)	–
Net (Decrease) from Dividends and Distributions	(119,230)	(58,467)
Capital Share Transactions:
Shares sold	381,289	467,440
Redemption fees	–	–
Reinvested dividends and distributions	117,802	57,665
Shares repurchased	(288,692)	(517,923)
Net Increase/(Decrease) from Capital Share Transactions	210,399	7,182
Net Increase/(Decrease) in Net Assets	44,151	308,218
Net Assets:
Beginning of period	2,786,455	2,478,237
End of period	$2,830,606	$2,786,455

Undistributed net investment income/(loss)*	$11,980	$9,122

*	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

78  Janus Core, Risk-Managed and Value Funds  April 30, 2008

				Janus Growth
Janus Contrarian		Janus Fundamental		and		INTECH Risk-Managed
Fund		Equity Fund		Income Fund		Stock Fund
2008	2007	2008	2007	2008	2007	2008	2007

$18,945	$23,922	$6,899	$5,115	$46,918	$133,685	$3,623	$5,895
230,726	459,419	70,274	79,540	(38,516)	669,414	(9,124)	39,597
–	–	–	–	–	–	–	1,508
37,324	8,366	(215)	331	(14,682)	764	–	–
–	–	(1,608)	34	(10,357)	212	–	–
(955,748)	1,348,396	(197,066)	107,998	(826,420)	443,645	(40,087)	13,256
37	134	10	10	4	24	1	7
(668,716)	1,840,237	(121,706)	193,028	(843,053)	1,247,744	(45,587)	60,263

(31,225)	(49,011)	(8,163)	(4,601)	(50,001)	(107,846)	(6,952)	(3,639)
(352,470)	(430,951)	(81,266)	(1,001)	(673,823)	–	(40,538)	(26,902)
(383,695)	(479,962)	(89,429)	(5,602)	(723,824)	(107,846)	(47,490)	(30,541)

1,504,435	3,954,382	55,387	195,559	239,966	628,863	20,071	140,109
–	–	–	–	–	–	15	80
375,038	469,017	87,707	5,486	709,838	105,416	46,886	30,089
(961,445)	(1,334,395)	(145,529)	(263,859)	(708,924)	(1,547,100)	(96,102)	(185,745)
918,028	3,089,004	(2,435)	(62,814)	240,880	(812,821)	(29,130)	(15,467)
(134,383)	4,449,279	(213,570)	124,612	(1,325,997)	327,077	(122,207)	14,255

8,452,208	4,002,929	1,142,927	1,018,315	7,107,894	6,780,817	512,837	498,582
$8,317,825	$8,452,208	$929,357	$1,142,927	$5,781,897	$7,107,894	$390,630	$512,837

$10,444	$22,724	$3,270	$4,534	$14,402	$17,485	$1,465	$4,794

See Notes to Financial Statements.

Janus Core, Risk-Managed and Value Funds  April 30, 2008  79

Statements of Changes in Net Assets

For the six-month period ended April 30, 2008 (unaudited)	Janus Mid Cap		Janus Small Cap
and for the fiscal year ended October 31, 2007	Value Fund		Value Fund
(all numbers in thousands)	2008	2007	2008	2007

Operations:
Net investment income/(loss)	$61,843	$101,789	$9,615	$22,193
Net realized gain/(loss) from investment and foreign currency transactions	193,888	713,735	72,139	225,622
Net realized gain/(loss) from options contracts	12,868	(498)	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(495,027)	150,816	(179,532)	(59,019)
Payment from affiliate (Note 2)	7	24	1	6
Net Increase/(Decrease) in Net Assets Resulting from Operations	(226,421)	965,866	(97,777)	188,802
Dividends and Distributions to Shareholders:
Net investment income *
Investor Shares	(88,491)	(65,897)	(9,322)	(16,023)
Institutional Shares	(13,054)	(14,793)	(9,089)	(14,570)
Net realized gain/(loss) from investment transactions*
Investor Shares	(603,956)	(339,400)	(116,273)	(171,007)
Institutional Shares	(90,114)	(69,308)	(107,401)	(140,006)
Net Decrease from Dividends and Distributions	(795,615)	(489,398)	(242,085)	(341,606)
Capital Share Transactions:
Shares sold
Investor Shares	1,329,889	1,338,601	44,948	99,977
Institutional Shares	52,411	141,235	53,255	120,930
Reinvested dividends and distributions
Investor Shares	658,587	390,397	119,344	180,152
Institutional Shares	100,575	81,872	114,053	148,742
Shares repurchased
Investor Shares	(778,872)	(1,414,342)	(132,586)	(533,685)
Institutional Shares	(80,196)	(486,223)	(112,746)	(354,565)
Net Increase/(Decrease) from Capital Share Transactions	1,282,394	51,540	86,268	(338,449)
Net Increase/(Decrease) in Net Assets	260,358	528,008	(253,594)	(491,253)
Net Assets:
Beginning of period	6,777,502	6,249,494	1,585,646	2,076,899
End of period	$7,037,860	$6,777,502	$1,332,052	$1,585,646

Undistributed net investment income/(loss)*	$25,603	$65,305	$9,596	$18,392

*	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

80  Janus Core, Risk-Managed and Value Funds  April 30, 2008

Financial Highlights

For a share outstanding during the
six-month period ended April 30, 2008 (unaudited)	Janus Balanced Fund
and through each fiscal year ended October 31	2008	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$27.00	$24.07	$21.62	$20.33	$19.34	$18.08
Income from Investment Operations:
Net investment income/(loss)	.32	.59	.43	.42	.38	.38
Net gain/(loss) on securities (both realized and unrealized)	(.80)	2.91	2.45	1.28	.99	1.28
Total from Investment Operations	(.48)	3.50	2.88	1.70	1.37	1.66
Less Distributions and Other:
Dividends (from net investment income)*	(.30)	(.57)	(.43)	(.41)	(.38)	(.40)
Distributions (from capital gains)*	(.84)	–	–	–	–	–
Payment from affiliate	–(1)	–(1)	–(1)	–(1)	–(1)	–
Total Distributions and Other	(1.14)	(.57)	(.43)	(.41)	(.38)	(.40)
Net Asset Value, End of Period	$25.38	$27.00	$24.07	$21.62	$20.33	$19.34
Total Return**	(1.72)%(2)	14.73%(2)	13.41%(2)	8.43%(2)	7.11%(2)	9.34%
Net Assets, End of Period (in thousands)	$2,830,606	$2,786,455	$2,478,237	$2,507,307	$2,849,423	$3,928,565
Average Net Assets for the Period (in thousands)	$2,711,984	$2,593,935	$2,499,295	$2,720,829	$3,234,587	$4,004,101
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.78%	0.79%	0.82%	0.80%	0.87%	0.89%
Ratio of Net Expenses to Average Net Assets***(3)	0.78%	0.79%	0.81%	0.79%	0.87%	0.88%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.60%	2.34%	1.85%	1.93%	1.82%	2.00%
Portfolio Turnover Rates***	80%	60%	50%	47%	45%	73%

For a share outstanding during the
six-month period ended April 30, 2008 (unaudited)	Janus Contrarian Fund
and through each fiscal year ended October 31	2008	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$21.19	$17.44	$14.20	$11.74	$9.97	$6.95
Income from Investment Operations:
Net investment income/(loss)	.04	.06	.21	.05	.01	–
Net gain/(loss) on securities (both realized and unrealized)	(1.65)	5.71	3.25	2.44	1.76	3.03
Total from Investment Operations	(1.61)	5.77	3.46	2.49	1.77	3.03
Less Distributions and Other:
Dividends (from net investment income)*	(.08)	(.21)	(.04)	(.03)	–	(.01)(5)
Distributions (from capital gains)*	(.88)	(1.81)	(.18)	–	–	–
Payment from affiliate	–(1)	–(1)	–(1)	–(1)	–(1)	–
Total Distributions and Other	(.96)	(2.02)	(.22)	(.03)	–	(.01)
Net Asset Value, End of Period	$18.62	$21.19	$17.44	$14.20	$11.74	$9.97
Total Return**	(7.78)%(2)	36.17%(2)	24.60%(2)	21.19%(2)	17.75%(2)	43.57%
Net Assets, End of Period (in thousands)	$8,317,825	$8,452,208	$4,002,929	$2,906,324	$2,383,959	$2,498,836
Average Net Assets for the Period (in thousands)	$8,115,309	$6,378,807	$3,511,568	$2,716,329	$2,497,342	$1,862,723
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.98%	0.97%	0.95%	0.93%	0.98%	1.02%
Ratio of Net Expenses to Average Net Assets***(3)	0.98%	0.96%	0.94%	0.93%	0.98%	1.01%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.47%	0.38%	1.41%	0.45%	0.07%	(0.17)%
Portfolio Turnover Rates***	61%	28%	39%	42%	30%	44%

*	See Note 4 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(2)	During the fiscal year or period ended, Janus Capital and/or Janus Services LLC (“Janus Services”) fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(3)	See “Explanations of Charts, Tables and Financial Statements.”
(4)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year or period ended 2008, 2007, 2006, 2005 and 2004.
(5)	Dividends (from net investment income) include tax return of capital, less than $0.01 per share.

See Notes to Financial Statements.

Janus Core, Risk-Managed and Value Funds  April 30, 2008  81

Financial Highlights (continued)

For a share outstanding during the
six-month period ended April 30, 2008 (unaudited)	Janus Fundamental Equity Fund
and through each fiscal year ended October 31	2008	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$30.28	$25.43	$22.15	$18.78	$17.04	$14.99
Income from Investment Operations:
Net investment income/(loss)	.19	.14	.11	.11	.05	.07
Net gain/(loss) on securities (both realized and unrealized)	(3.34)	4.85	3.24	3.34	1.75	2.09
Total from Investment Operations	(3.15)	4.99	3.35	3.45	1.80	2.16
Less Distributions and Other:
Dividends (from net investment income)*	(.22)	(.11)	(.07)	(.08)	(.06)	(.11)
Distributions (from capital gains)*	(2.19)	(.03)	–	–	–	–
Payment from affiliate	–(1)	–(1)	–(1)	–(1)	–	–
Total Distributions and Other	(2.41)	(.14)	(.07)	(.08)	(.06)	(.11)
Net Asset Value, End of Period	$24.72	$30.28	$25.43	$22.15	$18.78	$17.04
Total Return**	(10.83)%(2)	19.71%(2)	15.15%(2)	18.44%(3)	10.61%	14.54%
Net Assets, End of Period (in thousands)	$929,357	$1,142,927	$1,018,315	$720,889	$613,269	$707,852
Average Net Assets for the Period (in thousands)	$973,864	$1,067,882	$955,696	$652,913	$653,639	$708,023
Ratio of Gross Expenses to Average Net Assets***(4)(5)	0.87%	0.87%	0.92%	0.90%	0.97%	0.97%
Ratio of Net Expenses to Average Net Asset***(4)	0.87%	0.87%	0.91%	0.89%	0.97%	0.96%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.42%	0.48%	0.49%	0.50%	0.24%	0.40%
Portfolio Turnover Rates***	225%	33%	46%	74%	58%	77%

For a share outstanding during the
six-month period ended April 30, 2008 (unaudited)	Janus Growth and Income Fund
and through each fiscal year ended October 31	2008	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$44.20	$37.36	$33.97	$29.29	$27.12	$23.70
Income from Investment Operations:
Net investment income/(loss)	.29	.63	.61	.24	.07	.17
Net gain/(loss) on securities (both realized and unrealized)	(5.35)	6.86	3.30	4.66	2.17	3.43
Total from Investment Operations	(5.06)	7.49	3.91	4.90	2.24	3.60
Less Distributions and Other:
Dividends (from net investment income)*	(.31)	(.65)	(.52)	(.22)	(.07)	(.18)
Distributions (from capital gains)*	(4.27)	–	–	–	–	–
Payment from affiliate	–(1)	–(1)	–(1)	–(1)	–(1)	–
Total Distributions and Other	(4.58)	(.65)	(.52)	(.22)	(.07)	(.18)
Net Asset Value, End of Period	$34.56	$44.20	$37.36	$33.97	$29.29	$27.12
Total Return**	(11.83)%(2)	20.22%(2)	11.56%(2)	16.79%(2)	8.28%(2)	15.20%
Net Assets, End of Period (in thousands)	$5,781,897	$7,107,894	$6,780,817	$5,734,941	$5,177,210	$6,003,140
Average Net Assets for the Period (in thousands)	$6,008,809	$6,738,311	$6,677,364	$5,454,668	$5,568,170	$5,715,041
Ratio of Gross Expenses to Average Net Assets***(4)(5)	0.86%	0.87%	0.89%	0.88%	0.92%	0.91%
Ratio of Net Expenses to Average Net Asset***(4)	0.85%	0.86%	0.88%	0.87%	0.92%	0.91%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.57%	1.98%	1.90%	0.68%	0.24%	0.67%
Portfolio Turnover Rates***	85%	54%	50%	38%	41%	50%

*	See Note 4 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(2)	During the fiscal year or period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(3)	During the fiscal year ended, Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.02%.
(4)	See “Explanations of Charts, Tables and Financial Statements.”
(5)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year or period ended 2008, 2007, 2006, 2005 and 2004.

See Notes to Financial Statements.

82  Janus Core, Risk-Managed and Value Funds  April 30, 2008

For a share outstanding during the
six-month period ended April 30, 2008 (unaudited)	INTECH Risk-Managed Stock Fund
and through each fiscal year or period ended October 31	2008	2007	2006	2005	2004	2003(1)

Net Asset Value, Beginning of Period	$17.38	$16.46	$15.28	$13.98	$12.44	$10.00
Income from Investment Operations:
Net investment income/(loss)	.13	.20	.12	.12	.08	.01
Net gain/(loss) on securities (both realized and unrealized)	(1.57)	1.71	1.96	1.89	1.75	2.43
Total from Investment Operations	(1.44)	1.91	2.08	2.01	1.83	2.44
Less Distributions and Other:
Dividends (from net investment income)*	(.24)	(.12)	(.13)	(.08)	(.03)	–
Dividends (from capital gains)*	(1.42)	(.87)	(.77)	(.63)	(.26)	–
Redemption Fees	–(2)	–(2)	–(2)	–(2)	–(2)	–(2)
Payment from affiliate	–(3)	–(3)	–	–	–	–
Total Distributions and Other	(1.66)	(.99)	(.90)	(.71)	(.29)	–
Net Asset Value, End of Period	$14.28	$17.38	$16.46	$15.28	$13.98	$12.44
Total Return**	(8.84)%(4)	12.11%(4)	14.10%	14.79%	15.06%	24.40%
Net Assets, End of Period (in thousands)	$390,630	$512,837	$498,582	$379,214	$181,903	$88,936
Average Net Assets for the Period (in thousands)	$432,902	$543,933	$433,127	$308,431	$129,518	$50,912
Ratio of Gross Expenses to Average Net Assets***(5)(6)	0.69%	0.77%	0.91%	0.89%	0.69%(7)	1.13%(7)
Ratio of Net Expenses to Average Net Assets***(5)	0.68%	0.77%	0.90%	0.88%	0.69%	1.13%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.68%	1.08%	0.81%	0.92%	0.72%	0.24%
Portfolio Turnover Rates***	74%	109%	108%	81%	71%	39%

*	See Note 4 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period February 28, 2003 (inception date) through October 31, 2003.
(2)	Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(3)	Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(4)	During the fiscal year or period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(5)	See “Explanations of Charts, Tables and Financial Statements.”
(6)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year or period ended 2008, 2007, 2006, 2005 and 2004.
(7)	The ratio was 1.07% in 2004 and 1.78% in 2003 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

Janus Core, Risk-Managed and Value Funds  April 30, 2008  83

Financial Highlights – Investor Shares

For a share outstanding during the six-month period ended April 30, 2008 (unaudited)
and through the fiscal years ended October 31, 2007, 2006, 2005 and 2004,
the six-month fiscal period ended October 31, 2003,	Janus Mid Cap Value Fund(1)
and the seven-month fiscal period ended April 30, 2003	2008	2007	2006	2005	2004	2003	2003

Net Asset Value, Beginning of Period	$26.56	$24.87	$23.24	$22.22	$18.94	$15.15	$13.71
Income from Investment Operations:
Net investment income/(loss)	.22	.32	.37	.14	.10	.03	.03
Net gain/(loss) on securities (both realized and unrealized)	(1.24)	3.30	3.33	2.89	3.28	3.76	1.44
Total from Investment Operations	(1.02)	3.62	3.70	3.03	3.38	3.79	1.47
Less Distributions and Other:
Dividends (from net investment income)*	(.40)	(.31)	(.24)	(.08)	(.10)	–	(.03)
Distributions (from capital gains)*	(2.73)	(1.62)	(1.83)	(1.93)	–	–	–
Payment from affiliate	–(2)	–(2)	–(2)	–(2)	–(2)	–	–
Total Distributions and Other	(3.13)	(1.93)	(2.07)	(2.01)	(.10)	–	(.03)
Net Asset Value, End of Period	$22.41	$26.56	$24.87	$23.24	$22.22	$18.94	$15.15
Total Return**	(3.78)%(3)	15.38%(3)	16.88%(3)	14.26%(4)	17.92%(3)	25.02%	10.73%
Net Assets, End of Period (in thousands)	$6,216,349	$5,892,209	$5,181,449	$4,188,183	$2,978,875	$1,494,209	$1,033,772
Average Net Assets for the Period (in thousands)	$5,698,021	$5,710,028	$4,806,698	$3,797,215	$2,244,533	$1,262,496	$962,030
Ratio of Gross Expenses to Average Net Assets***(5)(6)	1.06%	0.86%	0.93%	0.93%	0.94%	1.08%	1.14%(7)(8)
Ratio of Net Expenses to Average Net Assets***(5)	1.06%	0.85%	0.93%	0.92%	0.94%	1.08%	1.14%(7)(8)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.87%	1.49%	1.69%	0.67%	0.56%	0.45%	0.44%
Portfolio Turnover Rates***	93%	95%	95%	86%	91%	97%	94%

For a share outstanding during the six-month period ended April 30, 2008 (unaudited)
and through the fiscal years ended October 31, 2007, 2006, 2005 and 2004,
the six-month fiscal period ended October 31, 2003,	Janus Small Cap Value Fund(9)
and the seven-month fiscal period ended April 30, 2003	2008	2007	2006	2005	2004	2003	2003

Net Asset Value, Beginning of Period	$27.90	$30.29	$31.16	$32.98	$28.63	$23.07	$21.96
Income from Investment Operations:
Net investment income/(loss)	.16	.32	.39	.29	.31	.09	.03
Net gain/(loss) on securities (both realized and unrealized)	(1.83)	2.57	3.49	3.16	4.16	5.47	2.07
Total from Investment Operations	(1.67)	2.89	3.88	3.45	4.47	5.56	2.10
Less Distributions and Other:
Dividends (from net investment income)*	(.33)	(.45)	(.30)	(.31)	(.12)	–	(.03)
Distributions (from capital gains)*	(4.08)	(4.83)	(4.45)	(4.96)	–	–	(.96)
Payment from affiliate	–	–(2)	–(2)	–(2)	–(2)	–	–
Total Distributions and Other	(4.41)	(5.28)	(4.75)	(5.27)	(.12)	–	(.99)
Net Asset Value, End of Period	$21.82	$27.90	$30.29	$31.16	$32.98	$28.63	$23.07
Total Return**	(6.03)%	10.77%(3)	13.71%(3)	11.34%(3)	15.65%(3)	24.15%	9.56%
Net Assets, End of Period (in thousands)	$669,300	$813,857	$1,153,144	$1,338,093	$1,480,885	$1,658,312	$1,476,575
Average Net Assets for the Period (in thousands)	$702,733	$974,404	$1,259,565	$1,440,206	$1,630,099	$1,575,178	$1,457,263
Ratio of Gross Expenses to Average Net Assets***(5)(6)	1.01%	1.01%	1.01%	1.00%	1.02%	1.10%	1.14%(7)(10)
Ratio of Net Expenses to Average Net Assets***(5)	1.01%	1.00%	1.00%	0.99%	1.02%	1.10%	1.13%(7)(10)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.30%	1.13%	1.26%	0.84%	0.91%	0.63%	0.22%
Portfolio Turnover Rates***	93%	59%	62%	44%	50%	60%	45%

*	See Note 4 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Berger Mid Cap Value Fund prior to reorganization (Note 1).
(2)	Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(3)	During the fiscal year or period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(4)	During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.
(5)	See “Explanations of Charts, Tables and Financial Statements.”
(6)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year or period ended 2008, 2007, 2006, 2005 and 2004.
(7)	Certain prior year amounts have been reclassified to conform to current year presentation.
(8)	The ratio was 1.17% in 2003, before waiver of certain fees incurred by the Fund.
(9)	Berger Small Cap Value Fund prior to reorganization (Note 1).
(10)	The ratio was 1.20% in 2003 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

84  Janus Core, Risk-Managed and Value Funds  April 30, 2008

Financial Highlights – Institutional Shares

For a share outstanding during the six-month period ended April 30, 2008 (unaudited)
and through the fiscal years ended October 31, 2007, 2006, 2005 and 2004,
the six-month fiscal period ended October 31, 2003,	Janus Mid Cap Value Fund(1)
and the seven-month fiscal period ended April 30, 2003	2008	2007	2006	2005	2004	2003	2003

Net Asset Value, Beginning of Period	$26.69	$24.99	$23.34	$22.31	$19.02	$15.19	$13.72
Income from Investment Operations:
Net investment income/(loss)	.25	.39	.39	.15	.14	.05	.06
Net gains/(loss) on securities (both realized and unrealized)	(1.25)	3.28	3.37	2.92	3.29	3.78	1.44
Total from Investment Operations	(1.00)	3.67	3.76	3.07	3.43	3.83	1.50
Less Distributions and Other:
Dividends (from net investment income)*	(.39)	(.35)	(.28)	(.11)	(.14)	–	(.03)
Distributions (from capital gains)*	(2.73)	(1.62)	(1.83)	(1.93)	–	–	–
Payment from affiliate	–(2)	–	–	–(2)	–(2)	–	–
Total Distributions and Other	(3.12)	(1.97)	(2.11)	(2.04)	(.14)	–	(.03)
Net Asset Value, End of Period	$22.57	$26.69	$24.99	$23.34	$22.31	$19.02	$15.19
Total Return**	(3.65)%(3)	15.49%	17.08%	14.40%(3)	18.14%(3)	25.21%	10.96%
Net Assets, End of Period (in thousands)	$821,511	$885,293	$1,068,045	$734,926	$464,450	$292,445	$176,768
Average Net Assets for the Period (in thousands)	$818,497	$1,043,566	$921,447	$597,747	$395,466	$233,830	$148,748
Ratio of Gross Expenses to Average Net Assets***(4)(5)	0.77%	0.77%(6)	0.78%(6)	0.77%(6)	0.77%(6)	0.78%(6)	0.79%(7)
Ratio of Net Expenses to Average Net Assets***(4)	0.77%	0.77%	0.77%	0.77%	0.77%	0.78%	0.79%(7)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.19%	1.60%	1.79%	0.82%	0.74%	0.75%	0.80%
Portfolio Turnover Rates***	93%	95%	95%	86%	91%	97%	94%

For a share outstanding during the six-month period ended April 30, 2008 (unaudited)
and through the fiscal years ended October 31, 2007, 2006, 2005 and 2004,
the six-month fiscal period ended October 31, 2003,	Janus Small Cap Value Fund(8)
and the seven-month fiscal period ended April 30, 2003	2008	2007	2006	2005	2004	2003	2003

Net Asset Value, Beginning of Period	$28.20	$30.54	$31.38	$33.19	$28.82	$23.18	$22.08
Income from Investment Operations:
Net investment income/(loss)	.17	.38	.54	.37	.39	.13	.07
Net gains/(loss) on securities (both realized and unrealized)	(1.84)	2.61	3.43	3.17	4.18	5.51	2.06
Total from Investment Operations	(1.67)	2.99	3.97	3.54	4.57	5.64	2.13
Less Distributions and Other:
Dividends (from net investment income)*	(.35)	(.50)	(.36)	(.39)	(.20)	–	(.07)
Distributions (from capital gains)*	(4.08)	(4.83)	(4.45)	(4.96)	–	–	(.96)
Payment from affiliate	–(2)	–(2)	–(2)	–(2)	–	–	–
Total Distributions and Other	(4.43)	(5.33)	(4.81)	(5.35)	(.20)	–	(1.03)
Net Asset Value, End of Period	$22.10	$28.20	$30.54	$31.38	$33.19	$28.82	$23.18
Total Return**	(5.96)%(9)	11.06%(3)	13.93%(3)	11.57%(3)	15.91%	24.23%	9.74%
Net Assets, End of Period (in thousands)	$662,752	$771,789	$923,755	$1,185,733	$1,400,160	$1,497,333	$1,286,580
Average Net Assets for the Period (in thousands)	$669,972	$831,092	$1,092,751	$1,323,226	$1,486,714	$1,454,779	$1,245,661
Ratio of Gross Expenses to Average Net Assets***(4)(5)	0.80%	0.80%(10)	0.80%(10)	0.79%(10)	0.81%(10)	0.82%(10)	0.87%(7)
Ratio of Net Expenses to Average Net Assets***(4)	0.79%	0.79%	0.79%	0.79%	0.81%	0.82%	0.87%(7)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.52%	1.34%	1.51%	1.05%	1.12%	0.91%	0.48%
Portfolio Turnover Rates***	93%	59%	62%	44%	50%	60%	45%

*	See Note 4 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Berger Mid Cap Value Fund prior to reorganization (Note 1).
(2)	Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(3)	During the fiscal year or period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(4)	See “Explanations of Charts, Tables and Financial Statements.”
(5)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year or period ended 2008, 2007, 2006, 2005 and 2004.
(6)	The ratio was 0.81% in 2007, 0.89% in 2006, 0.88% in 2005, 0.90% in 2004 and 1.08% in 2003, before waiver of certain fees incurred by the Fund.
(7)	Certain prior year amounts have been reclassified to conform to current year presentation.
(8)	Berger Small Cap Value Fund prior to reorganization (Note 1).
(9)	During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.
(10)	The ratio was 0.97% in 2007, 0.97% in 2006, 0.96% in 2005, 0.99% in 2004 and 1.10% in 2003, before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

Janus Core, Risk-Managed and Value Funds  April 30, 2008  85

Notes to Schedules of Investments (unaudited)

Balanced Index	An internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the S&P 500® Index (55%) and Lehman Brothers Government/Credit Index (45%).

Lehman Brothers Government/Credit Index	Is composed of all bonds that are investment grade with at least one year until maturity.

Lipper Large-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Lipper Mid-Cap Value Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Lipper Mixed-Asset Target Allocation Moderate Funds	Funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Lipper Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Small-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Morgan Stanley Capital International All Country World IndexSM	Is an unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index	Measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Value Index	Measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

86  Janus Core, Risk-Managed and Value Funds  April 30, 2008

S&P MidCap 400 Index	An unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

LEAPS	Long-Term Equity Anticipation Securities

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SPDR	Standard & Poor’s Depositary Receipt

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income-producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.
‡	Rate is subject to change. Rate shown reflects current rate.
Ç	Security is traded on a “to-be-announced” basis.
#	Loaned security; a portion or all of the security is on loan at April 30, 2008.
†	The security is purchased with the cash collateral received from securities on loan (Note 1).

º º  Schedule of Fair Valued Securities (as of April 30, 2008)

		Value as a %
	Value	of Net Assets

Janus Growth and Income Fund
Bank Tec (144A)	$8,846,705	0.2%

Securities are valued at “fair value” pursuant to procedures adopted by the Fund’s trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to a systematic fair valuation model.

§  Schedule of Restricted and Illiquid Securities (as of April 30, 2008)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Balanced Fund
Atlas Copco A.B., 5.60%, senior unsecured notes, due 5/22/17 (144A)	5/15/07	$1,454,345	$1,458,943	0.1%

Janus Growth and Income Fund
Bank Tec (144A) º º	6/20/07	$20,221,040	$8,846,705	0.2%

The Funds have registration rights for certain restricted securities held as of April 30, 2008. The issuer incurs all registration costs.

Janus Core, Risk-Managed and Value Funds  April 30, 2008  87

Notes to Schedules of Investments (unaudited) (continued)

£	The Investment Company Act of 1940, as amended, defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the six-month period ended April 30, 2008.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 4/30/08

Janus Contrarian Fund
Ballarpur Industries, Ltd.(1)	41,261,412	$–	–	$–	$–	$393,166	$38,371,548
Ceridian Corp.*	–	–	8,512,070	158,087,930	148,346,590	–	–
Gramercy Capital Corp.	2,148,703	49,529,961	–	–	–	1,353,683	40,825,357
Kinder Morgan Management LLC*(2)(3)	889,566	40,742,465	8	387	(387)	–	170,315,061
Liberty Global, Inc. – Class A*	–	–	–	–	–	–	340,069,482
Owens-Illinois, Inc.*	–	–	706,545	15,363,737	25,263,540	–	563,202,830
Playboy Enterprises, Inc. – Class B*	–	–	–	–	–	–	13,979,216
St. Joe Co.	1,259,477	52,650,744	–	–	–	–	364,122,253
Vail Resorts, Inc.*	2,988,565	141,283,252	–	–	–	–	145,931,629

	48,547,723	$284,206,422	9,218,623	$173,452,054	$173,609,743	$1,746,849	$1,676,817,376

Janus Fundamental Equity Fund
Bank Tec (144A)*	–	$–	412,715	$3,301,720	$(1,870,704)	$–	$–

Janus Growth and Income Fund
Bank Tec (144A)*	–	$–	–	$–	$–	$–	$8,846,705
Spansion, Inc. – Class A*	5,521,592	24,847,167	12,307,272	111,574,672	(64,314,333)	–	–

	5,521,592	$24,847,167	12,307,272	$111,574,672	$(64,314,333)	$–	$8,846,705

Janus Mid Cap Value Fund
Avocent Corp.*	1,360,000	$25,537,394	300,000	$7,519,772	$(1,843,710)	$–	$42,996,879

Janus Small Cap Value Fund
Edge Petroleum Corp.*	620,640	$3,800,136	600,000	$5,055,756	$(2,023,631)	$–	$7,308,000
ICT Group, Inc.*	102,500	882,952	155,289	2,813,731	(1,146,688)	–	8,139,691

		$4,683,088		$7,869,487	$(3,170,319)	$–	$15,447,691

(1)	Adjusted for 5:1 Stock Split on 2/29/08.
(2)	Adjusted for 1.731% Stock Dividend on 1/29/08.
(3)	Adjusted for 1.772% Stock Dividend on 4/28/08.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of April 30, 2008 are noted below.

Fund	Aggregate Value

Core
Janus Balanced Fund	$362,962,798
Janus Contrarian Fund	601,117,342
Janus Fundamental Equity Fund	95,328,365
Janus Growth and Income Fund	555,826,601
Value
Janus Mid Cap Value Fund	8,913,674

Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

88  Janus Core, Risk-Managed and Value Funds  April 30, 2008

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Balanced Fund, Janus Contrarian Fund, Janus Fundamental Equity Fund, Janus Growth and Income Fund, INTECH Risk-Managed Stock Fund, Janus Mid Cap Value Fund and Janus Small Cap Value Fund (collectively the “Funds” and individually a “Fund”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust has twenty-nine funds. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified as defined in the 1940 Act, with the exception of Janus Contrarian Fund, which is classified as nondiversified. The Funds are no-load investments.

On April 21, 2003, Berger Small Cap Value Fund and Berger Mid Cap Value Fund (collectively the “Reorganizing Funds”) participated in a tax-free reorganization with Janus Small Cap Value Fund and Janus Mid Cap Value Fund, respectively (collectively the “Value Funds”). Both the Reorganizing Funds and the Value Funds have Investor and Institutional Shares. The plan of reorganization provided for the transfer for assets and liabilities of the Reorganizing Funds to the Value Funds. The Value Funds were created to serve as “shells” for the transfer of net assets of the Reorganizing Funds. For accounting purposes, each Reorganizing Fund is considered the surviving entity, and the financial highlights shown for periods prior to April 30, 2003 are the financial highlights of the Reorganizing Funds. Subsequent to the reorganization, the Value Funds changed their fiscal year end from September 30 to April 30 and then to October 31.

Prior to April 21, 2003 Berger Mid Cap Value Fund was a series established under the Berger Investment Portfolio Trust, a Delaware business trust. Berger Small Cap Value Fund was the only portfolio established under the Berger Omni Investment Trust, a Massachusetts business trust. Berger Mid Cap Value Fund and Berger Small Cap Value Fund offered two separate classes of shares: Investor Shares and Institutional Shares. All classes of each fund had identical rights to earnings, assets and voting privileges. Effective March 31, 2000, both classes of Berger Small Cap Value Fund were closed to new investors. Berger Mid Cap Value Fund – Institutional Shares was also closed to new investors.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or non-public securities. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign

Janus Core, Risk-Managed and Value Funds  April 30, 2008  89

Notes to Financial Statements (unaudited) (continued)

jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Funds bear expenses incurred specifically on their behalf as well as a portion of general expenses. Janus Mid Cap Value Fund and Janus Small Cap Value Fund currently offer two classes of shares. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending
Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC (“Janus Capital”) makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of April 30, 2008, the Funds had on loan securities valued as indicated:

Value at
Fund	April 30, 2008

Core
Janus Balanced Fund	$681,898,039
Janus Contrarian Fund	1,119,782,504
Janus Fundamental Equity Fund	50,406,331
Janus Growth and Income Fund	446,720,361
Risk-Managed
INTECH Risk-Managed Stock Fund	15,156,089
Value
Janus Mid Cap Value Fund	766,075,047
Janus Small Cap Value Fund	218,327,664

As of April 30, 2008, the Funds received cash collateral for securities lending activity as indicated:

Cash Collateral at
Fund	April 30, 2008

Core
Janus Balanced Fund	$699,442,698
Janus Contrarian Fund	1,158,777,273
Janus Fundamental Equity Fund	51,951,650
Janus Growth and Income Fund	462,671,374
Risk-Managed
INTECH Risk-Managed Stock Fund	15,579,119
Value
Janus Mid Cap Value Fund	788,723,562
Janus Small Cap Value Fund	227,218,799

As of April 30, 2008, all cash collateral received by the Funds was invested in the Allianz Dresdner Daily Asset Fund except as noted in the following tables:

Fund	Time Deposits

Core
Janus Balanced Fund	$412,356,231
Janus Contrarian Fund	761,189,046
Janus Fundamental Equity Fund	26,997,967
Janus Growth and Income Fund	272,472,000
Risk-Managed
INTECH Risk-Managed Stock Fund	10,017,380
Value
Janus Mid Cap Value Fund	482,338,201
Janus Small Cap Value Fund	104,755,349

Fund	Repurchase Agreements

Core
Janus Balanced Fund	$138,533,428
Janus Contrarian Fund	249,035,188
Janus Fundamental Equity Fund	8,834,469
Janus Growth and Income Fund	89,160,261
Risk-Managed
INTECH Risk-Managed Stock Fund	3,277,959
Value
Janus Mid Cap Value Fund	157,834,197
Janus Small Cap Value Fund	34,278,803

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned

90  Janus Core, Risk-Managed and Value Funds  April 30, 2008

securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Funds’ direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending
Pursuant to an exemptive order received from the SEC, each Fund may be party to interfund lending agreements between the Fund and other Janus Capital sponsored mutual funds, which permits them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended April 30, 2008, there were no outstanding interfund borrowing or lending arrangements for the Funds.

Forward Currency Transactions
The Funds, except INTECH Risk-Managed Stock Fund, may enter into forward currency contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable). Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts
The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian.

Swaps
The Funds, except INTECH Risk-Managed Stock Fund, may enter into swap agreements to hedge exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Swap contracts are reported as an asset and liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Funds, and/or the termination value. Therefore, the Funds consider the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

Options Contracts
The Funds may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds, except INTECH Risk-Managed Stock Fund, may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period of up to three years. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

Janus Core, Risk-Managed and Value Funds  April 30, 2008  91

Notes to Financial Statements (unaudited) (continued)

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable). The Funds recognized realized gains/(losses) from written options contracts during the six-month period ended April 30, 2008 as indicated in the table below:

Fund	Gains/(Losses)

Core
Janus Contrarian Fund	$16,935,391
Janus Fundamental Equity Fund	1,140,857
Value
Janus Mid Cap Value Fund	(22,803,337)

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Funds pay a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Written option activity for the six-month period ended April 30, 2008 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Contrarian Fund
Options outstanding at October 31, 2007	25,875	$2,937,357
Options written	50,004	2,668,409
Options expired	(75,879)	(5,605,766)
Options closed	–	–
Options exercised	–	–

Options outstanding at April 30, 2008	–	$–

	Number of	Premiums
Put Options	Contracts	Received

Janus Contrarian Fund
Options outstanding at October 31, 2007	9,773	$1,290,016
Options written	258,275	35,133,455
Options expired	(65,034)	(9,075,876)
Options closed	(107,997)	(9,289,893)
Options exercised	(95,017)	(18,057,702)

Options outstanding at April 30, 2008	–	$–

	Number of	Premiums
Call Options	Contracts	Received

Janus Fundamental Equity Fund
Options outstanding at October 31, 2007	10,959	$1,477,510
Options written	–	–
Options expired	(2,630)	(380,503)
Options closed	(8,329)	(1,097,007)
Options exercised	–	–

Options outstanding, at April 30, 2008	–	$–

	Number of	Premiums
Call Options	Contracts	Received

Janus Mid Cap Value Fund
Options outstanding at October 31, 2007	–	$–
Options written	6,269	3,009,917
Options expired	–	–
Options closed	(4,269)	(1,851,675)
Options exercised	(2,000)	(1,158,242)

Options outstanding at April 30, 2008	–	$–

92  Janus Core, Risk-Managed and Value Funds  April 30, 2008

	Number of	Premiums
Put Options	Contracts	Received

Janus Mid Cap Value Fund
Options outstanding at October 31, 2007	450,816	$6,985,888
Options written	1,103,425	34,200,463
Options expired	(318,433)	(9,913,180)
Options closed	(781,184)	(18,045,861)
Options exercised	–	–

Options outstanding at April 30, 2008	454,624	$13,227,310

Floating Rate Loans
Janus Balanced Fund may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates tied to a benchmark lending rate such as the London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets (“the CD Rate”). If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Bank Loans
Janus Balanced Fund may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment or participation interest in loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year LIBOR.

The Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fund utilizes an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the six-month period ended April 30, 2008, are indicated in the table below.

	Average Monthly
Fund	Value	Rates

Core
Janus Balanced Fund	$10,850,677	1.50% - 7.448%

Short Sales
The Funds, except INTECH Risk-Managed Stock Fund, may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own, or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds, except INTECH Risk-Managed Stock Fund, may also engage in other short sales. The Funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of a Fund’s short sales positions will not exceed 10% of its net assets. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the

Janus Core, Risk-Managed and Value Funds  April 30, 2008  93

Notes to Financial Statements (unaudited) (continued)

Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that the Fund may recognize upon termination of a short sale. Short sales held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable).

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-Issued Securities
The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

Equity-Linked Structured Notes
The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings
The Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. A Fund may not experience similar performance as their assets grow.

Additional Investment Risk
The Funds, particularly Janus Balanced Fund, may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer. INTECH Risk-Managed Stock Fund does not intend to invest in high-yield/high-risk bonds.

Restricted Security Transactions
Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist. As of April 30, 2008, Janus Balanced Fund, Janus Fundamental Equity and Janus Growth and Income Fund were invested in restricted securities.

Dividend Distributions
Dividends of net investment income for Janus Balanced Fund and Janus Growth and Income Fund are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually. The remaining Funds generally declare and distribute dividends of net investment income and capital gains (if any) annually. The majority of dividends and capital gains distributions from a Fund will be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It

94  Janus Core, Risk-Managed and Value Funds  April 30, 2008

is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If a Fund distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Funds adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on April 30, 2008. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that based on the technical merits have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Funds to analyze all open tax years, fiscal years 2003 – 2006 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended April 30, 2008, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, established a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, the Funds will be required to disclose the extent to which fair value is used to measure assets and liabilities and the inputs used to develop the measurements.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS No. 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS No. 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS No. 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management does not believe the adoption of SFAS No. 159 will impact the financial statement amounts.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Funds’ financial statement disclosures.

Janus Core, Risk-Managed and Value Funds  April 30, 2008  95

Notes to Financial Statements (unaudited) (continued)

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Funds pay a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate shown in the table below:

	Average Daily Net	Management
Fund	Assets of Fund	Fee (%)

Core
Janus Balanced Fund	All Asset Levels	0.55%
Janus Contrarian Fund	All Asset Levels	0.64%
Janus Fundamental Equity Fund	All Asset Levels	0.60%
Janus Growth and Income Fund	All Asset Levels	0.62%
Risk-Managed
INTECH Risk-Managed Stock Fund	All Asset Levels	0.50%
Value
Janus Mid Cap Value Fund	All Asset Levels	0.64%
Janus Small Cap Value Fund	All Asset Levels	0.72%

For Janus Contrarian Fund, INTECH Risk-Managed Stock Fund and Janus Mid Cap Value Fund, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark, as shown below:

Fund	Benchmark Index

Janus Contrarian Fund	S&P 500® Index
INTECH Risk-Managed Stock Fund	S&P 500® Index
Janus Mid Cap Value Fund	Russell Midcap® Value Index

Only the base fee rate applied until January 2007 for INTECH Risk-Managed Stock Fund, and until February 2007 for Janus Contrarian Fund and Janus Mid Cap Value Fund, at which time the calculation of the performance adjustment is applied as follows:

(Investment Advisory Fee = Base Fee +/- Performance Adjustment).

The investment advisory fee paid to Janus Capital by each of the Funds listed above consists of two components: (i) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee”), plus or minus (ii) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months. When a Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance Adjustment began January 2007 for INTECH Risk-Managed Stock Fund and February 2007 for Janus Contrarian Fund and Janus Mid Cap Value Fund. No Performance Adjustment will be applied unless the difference between the Fund’s investment performance and the investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund’s performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas a Fund’s benchmark index does not have any expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Fund and the Fund’s benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

The investment performance of Janus Mid Cap Value Fund’s Investor Shares (“Investor Shares”) for the performance measurement period will be used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s Investor Shares against the investment record of its benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.

The Fund’s prospectus and statement of additional information contain additional information about performance-based fees. The amount shown as Advisory fees on the Statement of Operations reflects the Base Fee plus/minus any Performance Adjustment. During the six-month period ended April 30, 2008, the Funds recorded

96  Janus Core, Risk-Managed and Value Funds  April 30, 2008

the following Performance Adjustment as indicated in the table below:

Performance
Fund	Fee

Janus Contrarian Fund	$4,126,611
INTECH Risk-Managed Stock Fund	$(359,800)
Janus Mid Cap Value Fund	$4,489,048

Enhanced Investment Technologies, LLC (“INTECH”) serves as subadviser to INTECH Risk-Managed Stock Fund. Janus Capital indirectly owns approximately 89.9% of the outstanding voting shares of INTECH. Janus Capital pays INTECH a subadvisory fee equal to 0.26% of INTECH Risk-Managed Stock Fund’s average daily net assets during the previous month, plus or minus one-half of any performance fee adjustment paid to Janus Capital by the Fund, pursuant to the Fund’s investment advisory agreement. The Performance Adjustment impacts the current subadvisory fee as of January 1, 2007, when the Performance Adjustment took effect.

Perkins, Wolf, McDonnell and Company, LLC (“Perkins”) serves as subadviser to Janus Mid Cap Value Fund and Janus Small Cap Value Fund (each, a “Value Fund”). As compensation for its services, Perkins receives, directly from each Value Fund, a fee equal to 50% of Janus Capital’s management fee (net of any reimbursement of expenses incurred or fees waived by Janus Capital). Janus Capital has a 30% ownership stake in Perkins’ investment advisory business.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, receives an administrative services fee at an annual rate of up to 0.05% of the average daily net assets of INTECH Risk-Managed Stock Fund, Janus Mid Cap Value Fund and Janus Small Cap Value Fund for providing or procuring recordkeeping, subaccounting and other administrative services to the investors.

Each Fund pays Janus Services an asset-weighted average annual fee based on the proportion of each Fund’s total net assets sold directly and the proportion of each Fund’s net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per open shareholder account (excluding Janus Mid Cap Value Fund – Institutional Shares and Janus Small Cap Value Fund) for transfer agent services.

By written agreement, Janus Services has agreed until March 1, 2009 to waive the transfer agency fee payable so that the total operating expenses (excluding extraordinary expenses and the 0.05% administrative services fee) of the Institutional Shares of Janus Mid Cap Value Fund and Janus Small Cap Value Fund do not exceed 0.77% and 0.79%, respectively. Amounts waived by Janus Capital are disclosed as Excess Expense reimbursement on the Statement of Operations.

A 2.00% redemption fee may be imposed on shares of INTECH Risk-Managed Stock Fund held for 90 days or less. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund asset levels and cash flow due to short-term money movements in and out of the Fund. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees received by the Fund for the six-month period ended April 30, 2008 is indicated in the table below:

Redemption
Fund	Fee

Risk-Managed
INTECH Risk-Managed Stock Fund	$15,108

During the six-month period ended April 30, 2008, Janus Services reimbursed the following Funds as a result of dilutions caused by incorrectly processed shareholder activity as indicated in the table below:

Fund

Core
Janus Fundamental Equity Fund	$30

During the fiscal year ended October 31, 2007, Janus Services reimbursed the following Funds as a result of dilutions caused by incorrectly processed shareholder activity as indicated in the table below:

Fund

Core
Janus Balanced Fund	$9,508
Janus Contrarian Fund	38,387
Janus Fundamental Equity Fund	10,476
Janus Growth and Income Fund	24,203
Risk-Managed
INTECH Risk-Managed Stock Fund	6,576
Value
Janus Mid Cap Value Fund - Investor Shares	23,588
Janus Small Cap Value Fund - Investor Shares	5,530
Janus Small Cap Value Fund - Institutional Shares	3

During the six-month period ended April 30, 2008, Janus Capital reimbursed the following Funds as a result of dilutions caused by certain trading and/or pricing errors as indicated in the table below:

Fund

Core
Janus Balanced Fund	$742
Janus Contrarian Fund	37,434
Janus Fundamental Equity Fund	9,586
Janus Growth and Income Fund	3,708
Risk-Managed
INTECH Risk-Managed Stock Fund	681
Value
Janus Mid Cap Value Fund - Investor Shares	7,451
Janus Small Cap Value Fund - Institutional Shares	1,200

Janus Core, Risk-Managed and Value Funds  April 30, 2008  97

Notes to Financial Statements (unaudited) (continued)

During the fiscal year ended October 31, 2007, Janus Capital reimbursed the following Fund as a result of dilutions caused by certain trading and/or pricing errors as indicated in the table below:

Fund

Core
Janus Balanced Fund	$3,923
Janus Contrarian Fund	95,915

For the six-month period ended April 30, 2008, Janus Capital assumed $16,904 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Portfolios”) in connection with the regulatory and civil litigation matters discussed in the Pending Legal Matters. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. No fees were allocated to the Funds or Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of April 30, 2008 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the six-month period ended April 30, 2008 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended April 30, 2008.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $39,907 was paid by the Trust during the six-month period ended April 30, 2008. Each Fund’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

The Funds may invest in money market funds, including funds managed by Janus Capital. During the six-month period ended April 30, 2008, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

98  Janus Core, Risk-Managed and Value Funds  April 30, 2008

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 4/30/08

Janus Institutional Cash Management Fund - Institutional Shares
Core
Janus Balanced Fund	$224,115,848	$257,648,535	$1,414,089	$43,746,149
Janus Contrarian Fund	485,485,996	549,646,070	951,456	37,981,530
Janus Fundamental Equity Fund	65,537,726	102,684,798	221,201	11,550
Janus Growth and Income Fund	302,692,445	166,827,958	4,016,632	258,646,081
Risk-Managed
INTECH Risk-Managed Stock Fund	8,999,933	8,999,933	7,557	–
Value
Janus Mid Cap Value Fund	41,024,888	352,227,946	1,627,561	–
Janus Small Cap Value Fund	14,154,106	155,537,646	715,496	–

	$1,142,010,942	$1,593,572,886	$8,953,992	$340,385,310

Janus Institutional Money Market Fund - Institutional Shares
Core
Janus Balanced Fund	$453,369,995	$290,948,465	$390,561	$164,527,030
Janus Contrarian Fund	866,449,792	819,399,954	1,009,313	79,050,138
Janus Fundamental Equity Fund	188,317,225	182,391,275	149,958	10,872,450
Janus Growth and Income Fund	702,680,372	691,115,042	2,048,019	117,184,230
Risk-Managed
INTECH Risk-Managed Stock Fund	13,157,509	13,157,509	7,225	–
Value
Janus Mid Cap Value Fund	87,855,189	217,499,588	451,965	–
Janus Small Cap Value Fund	21,763,482	22,705,982	15,125	–

	$2,333,593,564	$2,237,217,815	$4,072,166	$371,633,848

3.	Purchases and Sales of Investment Securities

For the six-month period ended April 30, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) were as follows:

			Purchase of Long-	Proceeds from Sales
	Purchase of	Proceeds from Sales	-Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Core
Janus Balanced Fund	$550,457,505	$471,624,570	$535,768,168	$576,753,899
Janus Contrarian Fund	2,969,777,230	2,424,294,272	–	–
Janus Fundamental Equity Fund	1,091,916,801	1,100,473,518	–	–
Janus Growth and Income Fund	2,381,079,524	2,893,095,003	57,464,991	–
Risk Managed
INTECH Risk-Managed Stock Fund	160,543,184	232,253,888	–	–
Value
Janus Mid Cap Value Fund	3,441,401,767	2,847,982,504	–	–
Janus Small Cap Value Fund	577,504,178	711,102,588	–	–

4.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2008 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals and passive foreign investment companies.

Janus Core, Risk-Managed and Value Funds  April 30, 2008  99

Notes to Financial Statements (unaudited) (continued)

	Federal Tax	Unrealized	Unrealized	Net Tax
Fund	Cost	Appreciation	(Depreciation)	Appreciation

Core
Janus Balanced Fund	$3,191,311,813	$445,056,120	$(72,013,366)	$373,042,754
Janus Contrarian Fund	8,080,074,766	1,899,507,628	(514,281,057)	1,385,226,571
Janus Fundamental Equity Fund	925,323,414	97,474,659	(42,634,409)	54,840,250
Janus Growth and Income Fund	5,473,076,988	1,082,835,065	(334,908,684)	747,926,381
Risk Managed
INTECH Risk-Managed Stock Fund	378,530,677	43,377,841	(16,557,160)	26,820,681
Value
Janus Mid Cap Value Fund	7,444,176,475	806,513,426	(385,695,053)	420,818,373
Janus Small Cap Value Fund	1,478,545,376	207,265,230	(127,160,629)	80,104,601

Net capital loss carryovers as of October 31, 2007 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

	October	October	October	October	October	October	Accumulated
Fund	31, 2008	31, 2009	31, 2010	31, 2011	31, 2012	31, 2013	Capital Losses

Core
Janus Balanced Fund(1)	$–	$(4,346,993)	$(2,173,497)	$–	$–	$–	$(6,520,490)
Janus Contrarian Fund(1)	(25,915,071)	(25,915,071)	–	(39,096,971)	(38,648,243)	(22,132,836)	(151,708,192)
Janus Growth and Income Fund(1)	–	(16,656,645)	(8,328,322)	–	–	–	(24,984,967)

(1)	Capital loss carryovers subject to annual limitations.

During the year ended October 31, 2007, the following capital loss carryovers were utilized by the Funds as indicated in the table below:

Capital Loss
Fund	Carryover Utilized

Core
Janus Balanced Fund	$98,740,113
Janus Contrarian Fund	25,915,071
Janus Growth and Income Fund	62,688,703

5.	Capital Share Transactions

For the six-month period ended
April 30, 2008 (unaudited)					Janus		Janus Growth		INTECH Risk-
and the fiscal year ended	Janus Balanced		Janus Contrarian		Fundamental		and		Managed Stock
October 31, 2007	Fund		Fund		Equity Fund		Income Fund		Fund
(all numbers in thousands)	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007

Transactions in Fund Shares
Shares sold	15,046	18,465	79,240	211,607	2,182	7,278	6,745	15,674	1,401	8,584
Reinvested dividends and distributions	4,680	2,283	19,442	28,035	3,361	209	19,747	2,609	3,083	1,888
Shares repurchased	(11,404)	(20,507)	(50,885)	(70,220)	(5,696)	(9,775)	(19,982)	(38,995)	(6,645)	(11,260)
Net Increase/(Decrease) in Fund Shares	8,322	241	47,797	169,422	(153)	(2,288)	6,510	(20,712)	(2,161)	(788)
Shares Outstanding, Beginning of Period	103,195	102,954	398,956	229,534	37,751	40,039	160,801	181,513	29,510	30,298
Shares Outstanding, End of Period	111,517	103,195	446,753	398,956	37,598	37,751	167,311	160,801	27,349	29,510

100  Janus Core, Risk-Managed and Value Funds  April 30, 2008

	Janus Mid		Janus Small
For the six-month period ended April 30, 2008 (unaudited)	Cap		Cap
and the fiscal year ended October 31, 2007	Value Fund		Value Fund
(all numbers in thousands)	2008	2007	2008	2007

Transactions in Fund Shares – Investor Shares
Shares sold	60,848	52,826	2,057	3,658
Reinvested dividends and distributions	29,599	16,240	5,452	6,902
Shares repurchased	(34,900)	(55,609)	(6,003)	(19,467)
Net Increase/(Decrease) in Fund Shares	55,547	13,457	1,506	(8,907)
Shares Outstanding, Beginning of Period	221,810	208,353	29,167	38,074
Shares Outstanding, End of Period	277,357	221,810	30,673	29,167
Transactions in Fund Shares – Institutional Shares
Shares sold	2,306	5,569	2,411	4,398
Reinvested dividends and distributions	4,494	3,392	5,149	5,649
Shares repurchased	(3,574)	(18,532)	(4,945)	(12,921)
Net Increase/(Decrease) in Fund Shares	3,226	(9,571)	2,615	(2,874)
Shares Outstanding, Beginning of Period	33,170	42,741	27,372	30,246
Shares Outstanding, End of Period	36,396	33,170	29,987	27,372

6.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, Enhanced Investment Technologies, LLC (“INTECH”), Bay Isle Financial LLC (“Bay Isle”), Perkins, Wolf, McDonnell and Company, LLC (“Perkins”), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter was held in December 2007. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI’s Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities

Janus Core, Risk-Managed and Value Funds  April 30, 2008  101

Notes to Financial Statements (unaudited) (continued)

commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements. These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

102  Janus Core, Risk-Managed and Value Funds  April 30, 2008

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Funds’ website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the three Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 14, 2007, based on their evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2008 through February 1, 2009 (January 1, 2008 through January 1, 2009 for INTECH Risk-Managed Stock Fund and Janus Global Research Fund), subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund, the knowledge of the Trustees gained from their regular meetings with management on at least a quarterly basis, and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds’ administrator, monitoring adherence to the Funds’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders, and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and/or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that, taking into account steps taken to address those Funds whose performance lagged that of the median of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the

Janus Core, Risk-Managed and Value Funds  April 30, 2008  103

Additional Information (unaudited) (continued)

appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the investment performance of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Fund’s benchmark index. They concluded that the performance of many Funds was good to very good under current market conditions. Although the performance of some Funds lagged that of the median of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided
The Trustees examined information on the fees and expenses of each Fund in comparison to similar information for comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only services related to portfolio management). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, the Trustees noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology used in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. They also reviewed the financial statements of Janus Capital’s parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receives adequate incentives to manage the Funds effectively. They recognized that profitability comparisons among investment advisers are difficult because very little comparative information is publicly available and profitability of any adviser is affected by numerous factors, including the organizational structure of the particular adviser, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the adviser’s capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees payable by Janus Capital or the Funds to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. They also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Fund, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds declined in the past few years, those Funds benefited from having advisory fee rates that remained constant rather than increasing as assets declined. In addition, performance fee structures have been

104  Janus Core, Risk-Managed and Value Funds  April 30, 2008

implemented for several Funds that will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers, based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and that the transfer agent receives compensation directly from the non-money market Funds for services provided. They also considered Janus Capital’s past and proposed use of commissions paid by Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting those Funds and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of “soft” commission dollars of a Fund to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They also concluded that Janus Capital benefits from the receipt of proprietary and third-party research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, all of the Trustees, all of whom are Independent Trustees, concluded that the proposed continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, was in the best interest of the respective Funds and their shareholders.

Janus Core, Risk-Managed and Value Funds  April 30, 2008  105

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services LLC and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended October 31, 2007. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

106  Janus Core, Risk-Managed and Value Funds  April 30, 2008

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statement of Changes in Net Assets

This statement reports the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s net asset value (“NAV”) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The

Janus Core, Risk-Managed and Value Funds  April 30, 2008  107

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size asset of a Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

108  Janus Core, Risk-Managed and Value Funds  April 30, 2008

Notes

Janus Core, Risk-Managed and Value Funds  April 30, 2008  109

Janus provides access to a wide range of investment disciplines.

Asset Allocation
Janus asset allocation portfolios invest in several underlying mutual funds, rather than individual securities, in an attempt to offer investors an instantly diversified portfolio. Janus Smart Portfolios are unique in their combination of funds that leverage the fundamental research approach of Janus with funds supported by the risk-managed, mathematical investment process of INTECH (a Janus subsidiary).

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed
Our risk-managed fund seeks to outperform its index while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), this fund uses a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, go to www.janus.com.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

Investments in money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money market funds.

151 Detroit Street Denver, CO 80206 1-800-525-3713

Funds distributed by Janus Distributors LLC (6/08)

C-0307-52	111-24-104 06-08

2008 Semiannual Report
Janus International & Global Funds

Janus Global Opportunities Fund
Janus Global Research Fund
Janus Overseas Fund
Janus Worldwide Fund

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your fund
• Fund performance, characteristics and holdings

            Janus International & Global Funds

Co-Chief Investment Officers’ Letter to Shareholders	1
Useful Information About Your Fund Report	5
Management Commentaries and Schedules of Investments
Janus Global Opportunities Fund	6
Janus Global Research Fund	13
Janus Overseas Fund	22
Janus Worldwide Fund	30
Statements of Assets and Liabilities	37
Statements of Operations	38
Statements of Changes in Net Assets	40
Financial Highlights	42
Notes to Schedules of Investments	44
Notes to Financial Statements	46
Additional Information	56
Explanations of Charts, Tables and Financial Statements	59

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Letter to the Shareholders

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

Dear Shareholders,

Challenging economic conditions have been the dominant theme for the financial markets over the past several months. Despite recent volatility, our investment team has maintained a relentless focus on our fundamental, bottom-up research process and has continued to discover compelling investment opportunities for our shareholders.

Major Market Themes

Turmoil in the credit markets, uncertainty surrounding the near-term outlook for the U.S. economy and a weaker corporate profit picture made for a volatile and difficult market environment over the past several months. While sentiment toward the end of the period improved and U.S. equity markets finished well above their mid-March lows, stocks were broadly lower over the six months ended April 30, 2008. The Russell 1000® Index declined 9.54%, the Russell 2000® Index was down 12.92% and the Morgan Stanley Capital International (MSCI) All Country World IndexSM gave up 9.47% during the period. Fixed-income markets proved to be volatile over the period with the Lehman Brothers Aggregate Bond Index up 4.08% and the Lehman Brothers High-Yield Bond Index lost 0.74% over the period.

Additional write-offs related to the loose lending practices over the previous 36 months, slowing consumer spending and a softening labor market, accompanied by record commodity prices and rising inflation expectations, weighed on investor sentiment during the period. Stocks reached their lows in mid-March amid fears that credit conditions could suffer another setback given a deteriorating liquidity position at investment bank Bear Stearns. Uncertain market conditions resulted in interest rates hitting five-year lows with the 10-Year Treasury Note touching 3.33%. Prior to that, periodic liquidity injections by the Federal Reserve (Fed) failed to alleviate the stress in the funding and credit markets. Financial markets stabilized somewhat after the Fed aggressively lowered the Federal Funds rate, expanded the collateral it would accept, allowed for broker/dealers to borrow directly from the Fed and played an instrumental role in JP Morgan Chase’s purchase of near-defunct Bear Stearns. All of these moves were vitally important toward stabilizing the financial system while allowing for the recovery process to continue. By the end, the Fed had lowered its target interest rate from 4.50% to 2.00% during the period.

Following the March lows, the equity market’s rally at the end of the six-month period can be attributed to the moves by the Fed and, in part, to improving sentiment as investors began to look ahead to a possible economic recovery. Nevertheless, concerns about elevated inflationary pressures, soft consumer spending, the weak housing market and the lingering possibility of more write-downs continued to weigh on the market.

Performance Notables

For the one-year period ended April 30, 2008, 77% of Janus’ retail funds ranked within Lipper’s top two quartiles, based upon total returns. The results were even stronger over longer time periods as 87% of our retail funds achieved first- or second-quartile Lipper rankings over three years and 86% ranked in Lipper’s top two quartiles over five years. Furthermore, 78.3% of our retail funds had a 4- or 5-star overall Morningstar Ratingtm as of April 30, 2008, well ahead of the 32.5% of funds for which Morningstar awards 4- or 5-stars in each category. (See complete Lipper rankings on page 3 and complete Morningstar Ratingstm on page 4).

Investment Team Update

We continue to enhance the breadth of our global stock coverage and work tirelessly to generate solid investment insights in an attempt to deliver superior investment performance. Our hands-on research approach is critical to our stock selection process. As such, the Janus equity research team traveled over 2.9 million miles in 2007 investigating potential stock and bond picks worldwide. This year, we plan to embark on a multi-year strategy to locate certain investment personnel closer to the companies that they research as an important first step in building out our global footprint from a research standpoint.

While our objective is to develop a research edge and invest with conviction in our funds, we seek to do so in a disciplined and thoughtful way by clearly understanding and managing risk in our portfolios. Dan Scherman, Director of Risk and Trading, works continually with our investment management

Janus International and Global Funds  April 30, 2008  1

Continued

team to ensure that portfolio risks are intentional and calculated. We believe this analysis is both timely and critical as we navigate today’s challenging markets.

Conclusion

As we look back over the past six months, we are relieved that signs of stabilization appeared in the financial markets as the period came to a close. However, we recognize that there are still significant challenges ahead. Increasing risk aversion has resulted in a significant contraction of credit availability for both consumers and corporations. The tightening of credit, along with declining real estate prices, rising energy prices and a climbing unemployment rate may all create significant economic headwinds in the near future. While unsettling, we believe this is a natural and necessary process of recovery from the excessive risk-taking and loose lending standards that developed over the previous several years in many areas of the credit markets. We feel that the environment will improve as the healing process progresses.

So, as we look ahead, we are paying very close attention to the outlook for the global economy, with a keen focus on slowing growth in the United States and the growth rates of the emerging economies around the globe. As these emerging economies become more prosperous, they may be able to move from economies based exclusively on exports fueling their growth to more balanced models emphasizing both exports and internal consumption of the goods they produce. Over a longer period of time, we believe this creates more stability in the global economy. We are also watching rising energy and commodity prices and their impact on inflationary expectations and the absolute level of interest rates. In addition to interest rates, we are focused on the outlook for the housing market and the implications of changes in home prices on the underlying health of the financial system, believing that the recapitalization of the banking and brokerage sectors is a vitally important element of the healing process.

While market volatility is undoubtedly challenging, it can also create an environment that can result in incredibly compelling investment opportunities. Our top priority is to remain committed to our process of in-depth fundamental research, which has been at the core of our investment process since Janus’ inception in 1969. With this singular focus we strive to deliver consistent long-term results for our shareholders.

Thank you for your continued investment in Janus funds.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

2  Janus International and Global Funds  April 30, 2008

Lipper Rankings (unaudited)

		Lipper Rankings – Based on total returns as of 4/30/08

		One Year		Three Year		Five Year		Ten Year		Since Inception		Since PM Inception
		Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/
	Lipper Category	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds

Janus Investment Fund (Inception Date)
Janus Fund (2/70)	Large-Cap Growth Funds	58	429/748	26	162/634	39	203/528	43	107/250	11	2/18	32	246/776

Janus Enterprise Fund(1)(9/92)	Mid-Cap Growth Funds	9	50/604	6	27/503	6	21/414	34	60/179	26	12/46	3	13/623

Janus Orion Fund (6/00)	Multi-Cap Growth Funds	2	10/513	2	5/396	1	1/329	N/A	N/A	17	35/212	3	16/558

Janus Research Fund(1) (5/93)	Large-Cap Growth Funds	19	141/748	4	24/634	3	14/528	3	7/250	3	2/79	2	9/678

Janus Triton Fund(1)(2/05)	Small-Cap Growth Funds	8	42/598	5	24/481	N/A	N/A	N/A	N/A	2	6/471	3	15/542

Janus Twenty Fund* (4/85)	Large-Cap Growth Funds	1	1/748	1	1/634	1	1/528	2	4/250	3	1/36	1	1/807

Janus Venture Fund* (4/85)	Small-Cap Growth Funds	69	410/598	32	150/481	9	35/395	24	44/187	9	1/11	23	69/308

Janus Global Life Sciences Fund (12/98)	Health/Biotechnology Funds	4	7/195	17	25/153	13	18/141	N/A	N/A	13	6/47	4	7/195

Janus Global Technology Fund (12/98)	Science & Technology Funds	23	60/264	16	38/241	29	63/219	N/A	N/A	19	14/74	18	45/250

Janus Balanced Fund(1) (9/92)	Mixed-Asset Target Allocation Moderate Funds	2	7/451	1	3/349	24	55/232	6	7/136	4	1/29	1	3/349

Janus Contrarian Fund (2/00)	Multi-Cap Core Funds	12	98/863	1	1/680	1	1/498	N/A	N/A	5	12/294	5	12/294

Janus Fundamental Equity Fund(1) (6/96)	Large-Cap Core Funds	25	201/822	4	26/684	6	34/575	1	3/299	1	1/207	26	217/848

Janus Growth and Income Fund(1) (5/91)	Large-Cap Core Funds	30	245/822	21	140/684	29	163/575	8	22/299	6	4/74	21	173/848

INTECH Risk-Managed Stock Fund (2/03)	Multi-Cap Core Funds	63	540/863	64	433/680	31	150/498	N/A	N/A	35	172/497	35	172/497

Janus Mid Cap Value Fund – Inv(1)(2) (8/98)	Mid-Cap Value Funds	6	17/332	13	34/264	17	34/204	N/A	N/A	2	1/66	2	1/66

Janus Small Cap Value Fund – Inv*(2) (10/87)	Small-Cap Core Funds	11	84/796	30	191/638	44	214/493	14	25/190	12	15/130	12	15/130

Janus Flexible Bond Fund(1) (7/87)	Intermediate Investment Grade Debt Funds	11	57/559	9	39/473	15	59/403	36	70/194	14	3/22	11	60/563

Janus High-Yield Fund(1) (12/95)	High Current Yield Funds	59	270/458	49	185/383	71	235/333	22	35/163	5	4/97	46	161/349

Janus Short-Term Bond Fund(1) (9/92)	Short Investment Grade Debt Funds	28	72/262	28	58/211	22	35/160	33	28/84	32	8/24	31	79/262

Janus Global Opportunities Fund(1) (6/01)	Global Funds	73	320/443	95	330/349	65	173/267	N/A	N/A	29	60/207	29	60/207

Janus Global Research Fund(1)(2/05)	Multi-Cap Growth Funds	4	15/443	3	10/349	N/A	N/A	N/A	N/A	4	10/324	4	10/324

Janus Overseas Fund*(1) (5/94)	International Funds	1	7/1122	1	1/821	1	1/682	3	7/331	1	1/110	1	1/685

Janus Worldwide Fund(1) (5/91)	Global Funds	73	321/443	78	271/349	96	255/267	82	100/122	36	6/16	80	238/299

Janus Smart Portfolio – Growth (12/05)	Mixed-Asset Target Allocation Growth Funds	3	14/669	N/A	N/A	N/A	N/A	N/A	N/A	2	10/582	2	10/582

Janus Smart Portfolio – Moderate (12/05)	Mixed-Asset Target Allocation Moderate Funds	1	3/451	N/A	N/A	N/A	N/A	N/A	N/A	2	7/383	2	7/383

Janus Smart Portfolio – Conservative (12/05)	Mixed-Asset Target Allocation Conservative Funds	3	9/429	N/A	N/A	N/A	N/A	N/A	N/A	2	6/339	2	6/339

(1)	The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

(2)	Rating is for the Investor Share class only; other classes may have different performance characteristics.

*	Closed to new investors.

Past performance is no guarantee of future results. Call 1-800-525-3713 or visit janus.com for current month end performance.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus International and Global Funds  April 30, 2008  3

Morningstar Ratingstm (unaudited)

		Morningstar Ratingstm based on
		total returns as of 4/30/08

		OVERALL RATING(1)		THREE-YEAR RATING		FIVE-YEAR RATING		TEN-YEAR RATING
	CATEGORY	STARS	# OF FUNDS	STARS	# OF FUNDS	STARS	# OF FUNDS	STARS	# OF FUNDS

Janus Investment Fund

Janus Fund	Large Growth Funds	***	1458	****	1458	***	1205	***	566

Janus Enterprise Fund	Mid-Cap Growth Funds	****	828	*****	828	*****	694	***	311

Janus Orion Fund	Mid-Cap Growth Funds	*****	828	*****	828	*****	694	N/A	311

Janus Research Fund	Large Growth Funds	*****	1458	*****	1458	*****	1205	****	566

Janus Triton Fund	Small Growth Funds	*****	688	*****	688	N/A	560	N/A	270

Janus Twenty Fund(2)	Large Growth Funds	*****	1458	*****	1458	*****	1205	*****	566

Janus Venture Fund(2)	Small Growth Funds	***	688	***	688	****	560	***	270

Janus Global Life Sciences Fund	Specialty-Health Funds	****	183	****	183	****	166	N/A	54

Janus Global Technology Fund	Specialty-Technology Funds	****	264	****	264	****	235	N/A	69

Janus Balanced Fund	Moderate Allocation Funds	*****	937	*****	937	****	717	*****	422

Janus Contrarian Fund	Large Blend Funds	*****	1695	*****	1695	*****	1316	N/A	630

Janus Fundamental Equity Fund	Large Blend Funds	*****	1695	*****	1695	****	1316	*****	630

Janus Growth and Income Fund	Large Growth Funds	****	1458	***	1458	***	1205	*****	566

INTECH Risk-Managed Stock Fund	Large Blend Funds	****	1695	***	1695	****	1316	N/A	630

Janus Mid Cap Value Fund — Institutional Shares(2)	Mid-Cap Value Funds	*****	301	*****	301	*****	217	N/A	66

Janus Mid Cap Value Fund — Investor Shares	Mid-Cap Value Funds	*****	301	*****	301	*****	217	N/A	66

Janus Small Cap Value Fund — Institutional Shares(2)	Small Value Funds	****	338	****	338	****	267	****	102

Janus Small Cap Value Fund — Investor Shares(2)	Small Value Funds	****	338	****	338	***	267	****	102

Janus Flexible Bond Fund	Intermediate-Term Bond Funds	****	984	****	984	****	832	***	439

Janus High-Yield Fund	High Yield Bond Funds	***	470	***	470	**	402	****	210

Janus Short-Term Bond Fund	Short-Term Bond Funds	****	388	****	388	****	290	***	165

Janus Global Opportunities Fund	World Stock Funds	**	463	*	463	**	390	N/A	201

Janus Global Research Fund	World Stock Funds	*****	463	*****	463	N/A	390	N/A	201

Janus Overseas Fund(2)	Foreign Large Growth Funds	*****	184	*****	184	*****	158	****	75

Janus Worldwide Fund	World Stock Funds	**	463	**	463	*	390	***	201

Janus Smart Portfolio — Growth	Moderate Allocation Funds	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Janus Smart Portfolio — Moderate	Moderate Allocation Funds	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Janus Smart Portfolio — Conservative	Conservative Allocation Funds	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Percent of funds rated 4 or 5 stars		78.3%		73.9%		71.4%		57.1%

(1)	The Overall Morningstar RatingTM is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar RatingTM metrics.

(2)	Closed to new investors.

Data presented reflects past performance, which is no guarantee of future results.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variation in the distribution percentages.)

© 2008 Morningstar, Inc. All Rights Reserved.

4  Janus International and Global Funds  April 30, 2008

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was April 30, 2008. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable, (and any related exchange fees) and (2) ongoing costs, including management fees and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from November 1, 2007 to April 30, 2008.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive Janus Global Research Fund’s total operating expenses, excluding brokerage commissions, interest, taxes, dividends and extraordinary expenses, to certain limits until at least March 1, 2009. Expenses in the example reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus International and Global Funds  April 30, 2008  5

Janus Global Opportunities Fund (unaudited)	Ticker: JGVAX

Fund Snapshot
This global fund seeks to find strong world-class businesses at what we believe are attractive valuations.

Jason Yee
co-portfolio manager

Gregory Kolb
co-portfolio manager

Performance Overview

Janus Global Opportunities Fund returned (15.00)% over the six-month period ended April 30, 2008, underperforming its primary benchmark, the Morgan Stanley Capital International (MSCI) World IndexSM, which returned (9.37)% during the period.

Economic Overview

Turmoil in the credit markets, uncertainty surrounding the near-term outlook for the U.S. and global economies and a weaker corporate profit picture made for a volatile and difficult market environment over the past several months. While sentiment toward the end of the period improved and world equity markets finished well above the mid-March lows, stocks were broadly lower during the six-month period ended April 30, 2008.

Additional subprime-related write-offs, slowing U.S. consumer spending and a softening U.S. labor market, accompanied by record commodity prices and rising inflation expectations, weighed on investor sentiment during the period. Stocks reached their lows in mid-March amid fears that credit conditions could suffer another setback given a deteriorating liquidity position at investment bank Bear Stearns. Prior to that, periodic liquidity injections by the Federal Reserve (Fed) failed to alleviate the stress in the credit markets. World markets stabilized somewhat after the Fed aggressively lowered the Federal Funds rate, expanded the collateral it would accept and played an instrumental role in JP Morgan Chase’s purchase of Bear Stearns.

Overall, emerging market stocks in Latin America were among the biggest winners during the period amid continued strength in commodity prices. Developing markets in Asia were weak, with China suffering a sharp decline on worries over slowing export growth. In local currency terms, developed non-U.S. markets underperformed both emerging markets and U.S. stocks. The U.S. dollar weakened versus most major currencies for much of the period as concern over economic growth and a more accommodative Fed helped to fuel the negative sentiment toward it. Losses were broad across all sectors. Energy and materials were the only sectors to turn in a gain for the six-month period as the price of oil and other commodities soared. Meanwhile, financials and consumer discretionary stocks were the worst performing groups, suffering from turmoil in the credit markets, larger-than-expected subprime-related write-downs and a weakening economic outlook.

Following the March lows, the equity markets’ rally at the end of the period can be attributed in part to improving sentiment as investors began to look ahead to a possible economic recovery in the U.S. Nevertheless, concerns about elevated inflationary pressures, soft U.S. consumer spending, the weak U.S. housing market and the lingering possibility of more write-downs, continued to weigh on the market.

Stocks That Hindered Performance

The largest detractor from performance during the period was Dell. Worries over Dell’s exposure to the U.S. economy, and more importantly questions about their ability to succeed in their turnaround efforts weighed on the shares. We continue to believe Dell is a highly attractive investment, given its numerous competitive strengths, proven track record of high economic profitability and very well-capitalized balance sheet. Additionally we consider management, who are sizable owners themselves, to be highly capable. We think the company has a number of opportunistic initiatives in place which can improve business results over the coming years.

Apollo Group, which runs for-profit universities, fell in response to fears around its credit exposure and a dip in margins in February. With only a small fraction of their revenue coming from private loans, as opposed to government loans, we believe this issue is over-blown. Regarding margins, Apollo’s business has historically been highly profitable, but has varied from period–to-period, depending on such factors as the level of advertising and promotion expenditures and their ability to leverage their investment in instructional costs. Both of these concerns drove the share price lower during the period, however we believe they are very short-term in nature. We continue to be optimistic that the increasing need for higher education will provide a backdrop against which Apollo can generate meaningful growth over the long-term.

Stocks That Aided Performance

The top contributor to performance during the period was Nipponkoa Insurance Company. This top five non-life insurer in Japan is a conservatively managed company that has a long

6  Janus International and Global Funds  April 30, 2008

(unaudited)

history of generating underwriting profits from the policies it writes, in addition to earning additional income from its investment portfolio. We believe the company’s competitive position is strong and that management is a reasonably good steward of capital. Throughout most of the period, the position was a strong contributor. However, it fell toward the end of the period as the market focused on credit and economic concerns. Our view is that Nipponkoa will emerge relatively unharmed from the current U.S.-centric problems. We believe that the compelling valuation and expected return should compensate us for the modest balance sheet risk.

Syngenta A.G., the Swiss agrichemical company, continued to benefit from strong markets for its insecticides, pesticides and specialized seeds. Also, the company reported results that showed double-digit revenue growth and margin expansion. Although we are monitoring valuation, we believe that this company should have a relatively modest correlation with economic cycles.

Outlook

Looking ahead, we will be paying close attention to the U.S. employment picture, the availability of credit, U.S. consumer confidence and commodity prices, among other things. Should the U.S. labor market continue to soften amid continued weakness in the U.S. housing market, further slowing in U.S. consumer spending is likely. While the government stimulus checks could provide a temporary boost, the current de-leveraging of the U.S. economy could take time to complete, possibly lessening the potential for a sharp rebound in economic activity. Inflation remains a concern for the markets as well, given record commodity prices and its recent elevated level in many regions. Although inflation is generally a lagging indicator and should ease with slowing economic growth, it deserves attention given its negative impact on equity valuations and influence on central bank policy decisions.

While economic activity in the U.S. and other developed parts of the world appears to be slowing, the global economy continues to expand. We will continue to monitor the potential for further slowing in the U.S. and other large economies and the impact this could have on the rest of the global economy. Nevertheless, we remain committed to our fundamental investment approach in our effort to find opportunities that we believe represent an attractive risk/reward profile. As always, we will continue to emphasize bottom-up company analysis as our primary tool in our quest to add value for shareholders.

Thank you for your investment in Janus Global Opportunities Fund.

Janus International and Global Funds  April 30, 2008  7

Janus Global Opportunities Fund (unaudited)

Janus Global Opportunities Fund At A Glance

5 Top Performers – Holdings

Contribution

Nipponkoa Insurance Company, Ltd.	0.35%
Syngenta A.G.	0.33%
Ryland Group, Inc.	0.31%
Tyco International, Ltd.	0.26%
Covidien, Ltd.	0.23%

5 Bottom Performers – Holdings

Contribution

Dell, Inc.	(3.34)%
Apollo Group, Inc. – Class A	(1.36)%
Pasona, Inc.	(1.22)%
British Sky Broadcasting Group PLC	(1.19)%
Esprit Holdings, Ltd.	(1.14)%

5 Top Performers – Sectors

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(% of Net Assets)	World IndexSM Weighting

Energy	0.00%	0.00%	10.89%
Utilities	0.00%	0.00%	4.70%
Materials	(0.19)%	4.67%	7.45%
Telecommunication Services	(0.32)%	1.83%	4.78%
Financials	(0.47)%	21.17%	22.41%

5 Bottom Performers – Sectors

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(% of Net Assets)	World IndexSM Weighting

Consumer Discretionary	(7.11)%	41.33%	9.74%
Information Technology	(3.25)%	8.84%	10.71%
Industrials	(1.47)%	8.23%	11.48%
Consumer Staples	(1.21)%	8.48%	8.96%
Health Care	(0.91)%	5.45%	8.88%

8  Janus International and Global Funds  April 30, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of April 30, 2008

Dell, Inc. Computers	6.6%
Liberty Global, Inc. – Class A Broadcast Services and Programming	6.5%
Nipponkoa Insurance Company, Ltd. Property and Casualty Insurance	6.0%
Willis Group Holdings, Ltd. Insurance Brokers	5.8%
Metro A.G. Food – Retail	5.3%

30.2%

Asset Allocation – (% of Net Assets)
As of April 30, 2008

Top Country Allocations – Long Positions (% of Investment Securities)
As of April 30, 2008

As of October 31, 2007

Janus International and Global Funds  April 30, 2008  9

Janus Global Opportunities Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2008					Expense Ratio – for the fiscal year ended October 31, 2007
	Fiscal	One	Five	Since	Total Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses

Janus Global Opportunities Fund	(15.00)%	(5.20)%	14.28%	8.37%	1.08%

Morgan Stanley Capital International World IndexSM	(9.37)%	(2.47)%	15.18%	6.73%

Lipper Quartile	–	3rd	3rd	2nd

Lipper Ranking – based on total return for Global Funds	–	320/443	173/267	60/207

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

A 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period.) All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
See important disclosures on the next page.

10  Janus International and Global Funds  April 30, 2008

(unaudited)

The Fund’s performance may be affected by risks that include those associated with non-diversification, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”),and derivatives. Please see a Janus prospectus or www.janus.com for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the fund, and therefore a fund’s performance, may decline in response to such risks.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

June 30, 2001 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – June 29, 2001

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(11/1/07)	(4/30/08)	(11/1/07-4/30/08)†

Actual	$1,000.00	$850.00	$5.20

Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$5.67

†	Expenses are equal to the annualized expense ratio of 1.13%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Janus International and Global Funds  April 30, 2008  11

Janus Global Opportunities Fund

Schedule of Investments (unaudited)

As of April 30, 2008

Shares or Principal Amount		Value

Common Stock – 99.3%
Agricultural Chemicals – 1.0%
4,663	Syngenta A.G.	$1,381,340
Apparel Manufacturers – 4.1%
466,600	Esprit Holdings, Ltd.	5,750,288
Broadcast Services and Programming – 6.5%
258,953	Liberty Global, Inc. – Class A*	9,164,347
Building – Residential and Commercial – 9.7%
91,165	Centex Corp.	1,898,055
165,675	KB Home#	3,727,688
289,205	Pulte Homes, Inc.	3,771,233
131,081	Ryland Group, Inc.#	4,191,969
		13,588,945
Cellular Telecommunications – 1.6%
704,164	Vodafone Group PLC	2,227,003
Computers – 6.6%
493,500	Dell, Inc.*	9,193,905
Diversified Operations – 2.4%
70,653	Tyco International, Ltd.	3,305,854
E-Commerce/Services – 5.4%
232,672	Expedia, Inc.*	5,877,295
80,632	IAC/InterActiveCorp*	1,677,952
		7,555,247
Electronic Components – Miscellaneous – 6.6%
177,115	Koninklijke (Royal) Philips Electronics N.V.	6,649,754
70,653	Tyco Electronics, Ltd.	2,643,129
		9,292,883
Finance – Investment Bankers/Brokers – 4.9%
144,565	JP Morgan Chase & Co.	6,888,522
Food – Canned – 3.5%
215,240	TreeHouse Foods, Inc.*	4,879,491
Food – Catering – 3.8%
461,229	Nissin Healthcare Food Service Company, Ltd.	5,330,941
Food – Retail – 5.3%
93,430	Metro A.G.	7,384,947
Human Resources – 2.5%
4,809	Pasona Group, Inc.	3,441,043
Insurance Brokers – 5.8%
234,300	Willis Group Holdings, Ltd.	8,141,925
Medical – HMO – 2.4%
102,120	UnitedHealth Group, Inc.	3,332,176
Medical Products – 2.3%
70,653	Covidien, Ltd.	3,298,789
Property and Casualty Insurance – 6.0%
857,000	Nipponkoa Insurance Company, Ltd.#	8,396,561
Reinsurance – 2.9%
913	Berkshire Hathaway, Inc. – Class B*	4,069,241
Retail – Apparel and Shoe – 1.2%
74,223	Next PLC	1,677,386
Rubber/Plastic Products – 2.6%
260,700	Tenma Corp.	3,624,855
Savings/Loan/Thrifts – 4.2%
439,910	NewAlliance Bancshares, Inc.#	5,921,189
Schools – 2.9%
78,700	Apollo Group, Inc. – Class A*	4,005,830
Television – 5.1%
660,769	British Sky Broadcasting Group PLC	7,126,827

Total Common Stock (cost $120,812,555)		138,979,535

Money Markets – 0.7%
222,360	Janus Institutional Cash Management Fund – Institutional Shares, 2.82%	222,360
695,640	Janus Institutional Money Market Fund – Institutional Shares, 2.74%	695,640

Total Money Markets (cost $918,000)		918,000

Other Securities – 8.2%
5,213,276	Allianz Dresdner Daily Asset Fund†	5,213,276
1,560,408	Repurchase Agreements†	1,560,408
4,768,576	Time Deposits†	4,768,576

Total Other Securities (cost $11,542,260)		11,542,260

Total Investments (total cost $133,272,815) – 108.2%		151,439,795

Liabilities, net of Cash, Receivables and Other Assets – (8.2)%		(11,423,776)

Net Assets – 100%		$140,016,019

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$23,139,984	15.3%
Germany	7,384,947	4.9%
Japan	20,793,400	13.7%
Netherlands	6,649,755	4.4%
Switzerland	1,381,340	0.9%
United Kingdom	11,031,216	7.3%
United States††	81,059,153	53.5%

Total	$151,439,795	100.0%

††	Includes Short-Term Securities and Other Securities (45.3% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

12  Janus International and Global Funds  April 30, 2008

Janus Global Research Fund (unaudited)	Ticker: JARFX

Fund Snapshot
This fund pulls together the best ideas from Janus’ research analysts into a single package.

Team-Based Approach
Led by Jim Goff,
Director of Research

Performance Overview

For the six-month period ended April 30, 2008, Janus Global Research Fund returned (6.37)%, ourperforming its primary benchmark, the Morgan Stanley Capital International (MSCI) World Growth Index, which returned (7.51)% and its secondary benchmark, the Russell 1000® Index, which returned (9.54)%.

Economic Overview

Turmoil in the credit markets, uncertainty surrounding the near-term outlook for the U.S. and global economies and a weaker corporate profit picture made for a volatile and difficult market environment over the past several months. While sentiment toward the end of the period improved and world equity markets finished well above the mid-March lows, stocks were broadly lower during the six-month period ended April 30, 2008.

Overall, emerging market stocks in Latin America were among the biggest winners during the period amid continued strength in commodity prices. Developing markets in Asia were weak, with China suffering a sharp decline on worries over slowing export growth. In local currency terms, developed non-U.S. markets underperformed both emerging markets and U.S. stocks. The U.S. dollar weakened versus most major currencies for much of the period as concern over economic growth and a more accommodative Federal Reserve helped to fuel the negative sentiment toward it.

Following the March lows, the equity markets’ rally at the end of the period can be attributed in part to improving sentiment as investors began to look ahead to a possible economic recovery in the U.S. Nevertheless, concerns about elevated inflationary pressures, soft U.S. consumer spending, the weak U.S. housing market and the lingering possibility of more write-downs, continued to weigh on the market. By focusing on deeply researching our investments and maintaining a long term perspective, we were able to outperform the Fund’s benchmark indices for the period. The Fund uses the best stock picks from Janus’ more than 30 research analysts, with similar sector and non-U.S. weights as the Fund’s primary benchmark. Director of Research, Jim Goff, oversees the seven global sector teams and each team discusses ideas among team members to choose what they believe are the best for inclusion in the Fund. The result is a diversified portfolio of well-researched, high-conviction ideas. As of April 30, 2008, the Fund held 115 stocks with the top 10 securities representing 21% of the Fund’s net assets.

Contributors to Fund Performance

Leading the Fund’s performance was fertilizer company Potash Corporation of Saskatchewan. The company produces potash, nitrogen and phosphate, all three important components of fertilizers. We bought Potash because of a long-term bullish view on demand for agricultural products and we believe that the company will benefit from rising prices for potash as supply for this commodity struggles to keep pace with demand. We continue to see a super-cycle among agricultural commodities and related products, such as potash, for which the Canadian company is the world’s largest supplier.

Syngenta, the Swiss agrichemical company, reported results that showed double-digit revenue growth and margin expansion. The company, which produces agrichemicals and specialized seeds, also benefited from the strong agricultural cycle. Long term, we think that the company’s products will help alleviate tight conditions in agricultural commodities by contributing to the increase in yield. As with Potash, Syngenta provided some buffer against the most recent economic cycle.

Detractors from Fund Performance

In terms of country exposure, our holdings in China and the United Kingdom were the primary detractors. The Fund’s top individual detractor was Shanghai Electric Group. This industrial company involved in infrastructure equipment and projects in China fell among weakness in the Chinese market and on some concern about the pace of infrastructure investment in China. However, we continue to believe there is long-term value in this name.

SiRF Technology Holdings, another detractor during the period, is a supplier of semiconductors used in global positioning systems. It declined after reporting weaker-than-expected margins in its most recent quarter. The eroding margins suggested to us that the company’s competitive positioning was weaker than first thought. We chose to exit the position.

Janus International and Global Funds  April 30, 2008  13

Janus Global Research Fund (unaudited)

Outlook

The Fund remains sector-neutral and we expect stock selection to be a key driver of returns going forward. Volatile markets tend to give many investors a reason to focus on the short term. Therefore, we believe we will see many opportunities for long-term investors to purchase good businesses at attractive prices. Looking ahead, we will continue to invest with conviction in areas where we feel we can develop an edge through research. Through our valuation discipline and focus on risk management, we remain committed to delivering superior long-term results for our clients.

Thank you for your investment in Janus Global Research Fund.

14  Janus International and Global Funds  April 30, 2008

(unaudited)

Janus Global Research Fund At A Glance

5 Top Performers – Holdings

Contribution

Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	1.16%
Syngenta A.G.	0.56%
Owens-Illinois, Inc.	0.52%
Chaoda Modern Agriculture Holdings, Ltd.	0.44%
JA Solar Holdings Company, Ltd. (ADR)	0.40%

5 Bottom Performers – Holdings

Contribution

Shanghai Electric Group Company, Ltd.	(0.83)%
SiRF Technology Holdings, Inc.	(0.57)%
SAVVIS, Inc.	(0.48)%
Amylin Pharmaceuticals, Inc.	(0.35)%
ARM Holdings PLC	(0.31)%

4 Top Performers – Sectors**

			Morgan Stanley Capital
		Fund Weighting	International World
	Fund Contribution	(% of Net Assets)	Growth Index Weighting

Energy	0.66%	10.32%	10.29%
Industrials	0.05%	27.65%	26.58%
Other*	0.00%	0.00%	0.02%
Health Care	(0.85)%	10.77%	11.58%

4 Bottom Performers – Sectors**

			Morgan Stanley Capital
		Fund Weighting	International World
	Fund Contribution	(% of Net Assets)	Growth Index Weighting

Communications	(1.72)%	7.80%	8.18%
Financials	(1.61)%	8.99%	8.96%
Technology	(1.59)%	17.94%	18.19%
Consumer	(1.00)%	16.53%	16.20%

*	Industry not classified by Global Classification Standard.

**	The sectors listed above represent those covered by the seven analyst teams who comprise the Janus Research Team.

Janus International and Global Funds  April 30, 2008  15

Janus Global Research Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of April 30, 2008

Potash Corporation of Saskatchewan, Inc. (U.S. Shares) Agricultural Chemicals	3.5%
Syngenta A.G. Agricultural Chemicals	2.7%
Siemens A.G. Diversified Operations	2.2%
Reliance Industries, Ltd. Oil Refining And Marketing	2.1%
JA Solar Holdings Company, Ltd. (ADR) Energy – Alternate Sources	2.0%

12.5%

Asset Allocation – (% of Net Assets)
As of April 30, 2008

Emerging markets comprised 12.3% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of April 30, 2008

As of October 31, 2007

16  Janus International and Global Funds  April 30, 2008

(unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2008				Expense Ratios – for the fiscal year ended October 31, 2007
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus Global Research Fund	(6.37)%	10.63%	19.08%	1.12%	1.12%

Morgan Stanley Capital International World Growth Index	(7.51)%	2.86%	11.00%

Russell 1000® Index	(9.54)%	(4.62)%	6.75%

Lipper Quartile	–	1st	1st

Lipper Ranking – based on total return for Global Funds	–	15/443	10/324

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

A 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least March 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Returns shown include fee waivers, if any, and without such waivers, the Fund’s returns would have been lower.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period.) Contractual waivers agreed to by Janus Capital, where applicable, are included in the prospectus under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. The Fund’s total operating expenses did not exceed the expense limit so no waivers were in effect for the most recent period presented.
See important disclosures on the next page.

Janus International and Global Funds  April 30, 2008  17

Janus Global Research Fund (unaudited)

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the fund, and therefore a fund’s performance, may decline in response to such risks.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

February 28, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Effective January 1, 2007, Janus Global Research Fund compares its performance to the MSCI World Growth Index, and such benchmark index is used to calculate the Fund’s performance-based adjustment to the investment advisory fee for periods after January 1, 2007.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – February 25, 2005

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(11/1/07)	(4/30/08)	(11/1/07-4/30/08)†

Actual	$1,000.00	$936.30	$5.06

Hypothetical (5% return before expenses)	$1,000.00	$1,019.64	$5.27

†	Expenses are equal to the annualized expense ratio of 1.05%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

18  Janus International and Global Funds  April 30, 2008

Janus Global Research Fund

Schedule of Investments (unaudited)

As of April 30, 2008

Shares or Principal Amount		Value

Common Stock – 96.1%
Advertising Sales – 0.5%
37,934	Lamar Advertising Co. – Class A*,#	$1,499,910
Aerospace and Defense – 3.8%
537,227	BAE Systems PLC	4,952,739
129,032	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	5,378,053
		10,330,792
Agricultural Chemicals – 6.2%
52,120	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	9,587,475
25,216	Syngenta A.G.	7,469,840
		17,057,315
Agricultural Operations – 1.5%
13,528	Bunge, Ltd.#	1,543,410
1,844,700	Chaoda Modern Agriculture Holdings, Ltd.	2,655,134
		4,198,544
Apparel Manufacturers – 1.1%
241,400	Esprit Holdings, Ltd.	2,974,967
Applications Software – 1.6%
45,113	Infosys Technologies, Ltd.	1,949,290
83,335	Microsoft Corp.	2,376,714
		4,326,004
Athletic Footwear – 0.6%
25,456	NIKE, Inc. – Class B	1,700,461
Audio and Video Products – 0.8%
50,000	Sony Corp.	2,292,320
Brewery – 1.0%
34,276	InBev N.V.#	2,823,329
Building – Residential and Commercial – 1.1%
4,834	NVR, Inc.*	2,965,659
Casino Hotels – 0.7%
193,214	Crown, Ltd.	1,993,599
Cellular Telecommunications – 2.0%
48,308	America Movil S.A. de C.V. – Series L (ADR)	2,799,931
838,378	Vodafone Group PLC	2,651,471
		5,451,402
Chemicals – Diversified – 2.0%
25,076	Bayer A.G.#	2,132,059
53,500	Shin-Etsu Chemical Company, Ltd.	3,338,249
		5,470,308
Chemicals – Specialty – 0.7%
2,035,000	Huabao International Holdings Limited	1,818,527
Commer Banks – 0.7%
62,010	Anglo Irish Bank Corporation PLC	845,026
33,562	Standard Chartered PLC	1,189,059
		2,034,085
Commercial Services – 1.6%
478,100	Park24 Company, Ltd.#	4,379,851
Computers – 1.2%
19,100	Apple, Inc.*	3,322,445
Containers – Metal and Glass – 0.9%
42,515	Owens-Illinois, Inc.*,**	2,344,702
Cosmetics and Toiletries – 1.2%
82,780	Avon Products, Inc.	3,230,076
Diversified Minerals – 1.7%
120,806	Companhia Vale do Rio Doce (ADR)	4,721,098
Diversified Operations – 5.4%
588,000	China Merchants Holdings International Company, Ltd.	3,001,043
38,135	Cooper Industries, Ltd. – Class A	1,616,543
20,955	Danaher Corp.	1,634,909
29,755	Ingersoll-Rand Co. – Class A#	1,320,527
830,000	Melco International Development, Ltd.	1,138,620
50,855	Siemens A.G.	6,026,069
		14,737,711
Drug Delivery Systems – 0.6%
43,460	Hospira, Inc.*	1,788,379
Electric – Generation – 0.4%
70,685	AES Corp.*	1,227,092
Electronic Components – Semiconductors – 2.7%
812,501	ARM Holdings PLC	1,614,392
49,540	Microsemi Corp.*	1,213,730
6,391	Samsung Electronics Company, Ltd.	4,551,105
		7,379,227
Energy – Alternate Sources – 2.0%
225,105	JA Solar Holdings Company, Ltd. (ADR)*	5,404,771
Engineering – Research and Development Services – 1.9%
170,533	ABB, Ltd.	5,229,264
Enterprise Software/Services – 0.5%
64,225	Oracle Corp.*	1,339,091
Entertainment Software – 0.5%
26,245	Electronic Arts, Inc.*	1,350,830
Finance – Investment Bankers/Brokers – 1.4%
30,356	JP Morgan Chase & Co.	1,446,464
82,600	Nomura Holdings, Inc.	1,438,384
18,106	optionsXpress Holdings, Inc.	388,736
21,100	UBS A.G. (U.S. Shares)#	708,749
		3,982,333
Finance – Mortgage Loan Banker – 0.3%
32,631	Fannie Mae	923,457
Finance – Other Services – 1.1%
6,380	CME Group, Inc.	2,918,531
Food – Miscellaneous/Diversified – 2.0%
1,250,000	FU JI Food & Catering Services#	2,044,851
41,523	Kraft Foods, Inc. – Class A	1,313,372
4,684	Nestle S.A.	2,244,492
		5,602,715
Food – Retail – 1.0%
309,571	Tesco PLC	2,616,293
Independent Power Producer – 0.7%
43,729	NRG Energy, Inc.*,#	1,921,890
Investment Management and Advisory Services – 0.7%
36,034	National Financial Partners Corp.	970,035
18,678	T. Rowe Price Group, Inc.	1,093,784
		2,063,819
Machinery – General Industrial – 1.1%
5,611,405	Shanghai Electric Group Company, Ltd.#	3,164,723

See Notes to Schedules of Investments and Financial Statements.

Janus International and Global Funds  April 30, 2008  19

Janus Global Research Fund

Schedule of Investments (unaudited)

As of April 30, 2008

Shares or Principal Amount		Value

Medical – Biomedical and Genetic – 1.8%
50,374	Celgene Corp.*	$3,130,241
24,475	Genzyme Corp.*	1,721,816
		4,852,057
Medical – Drugs – 2.1%
44,721	Merck & Company, Inc.	1,701,187
13,963	Roche Holding A.G.	2,325,671
32,850	Shire PLC (ADR)#	1,804,779
		5,831,637
Medical – HMO – 1.0%
62,932	Coventry Health Care, Inc.*	2,814,948
Medical Instruments – 0.7%
43,744	St. Jude Medical, Inc.*	1,915,112
Medical Products – 0.7%
25,115	Zimmer Holdings, Inc.*	1,862,528
Multimedia – 0.9%
32,468	McGraw-Hill Companies, Inc.	1,330,864
70,676	News Corporation, Inc. – Class A	1,265,100
		2,595,964
Networking Products – 0.7%
72,865	Cisco Systems, Inc.*,**	1,868,259
Oil – Field Services – 2.0%
184,200	Acergy S.A.#	4,546,774
9,360	Schlumberger, Ltd. (U.S. Shares)	941,148
		5,487,922
Oil and Gas Drilling – 1.2%
84,635	Nabors Industries, Ltd.*	3,177,198
Oil Companies – Integrated – 3.9%
25,995	Hess Corp.	2,760,669
18,900	Lukoil (ADR)	1,706,670
32,475	Petroleo Brasileiro S.A. (ADR)	3,943,115
21,732	Suncor Energy, Inc.	2,453,160
		10,863,614
Oil Field Machinery and Equipment – 0.3%
18,775	Cameron International Corp.*	924,293
Oil Refining and Marketing – 2.1%
89,428	Reliance Industries, Ltd.	5,761,583
Optical Supplies – 0.8%
13,844	Alcon, Inc. (U.S. Shares)	2,187,352
Physician Practice Management – 0.7%
26,600	Pediatrix Medical Group, Inc.*	1,809,332
Power Converters and Power Supply Equipment – 0.8%
48,612	Hubbell, Inc. – Class B	2,174,415
Real Estate Management/Services – 1.1%
109,000	Mitsubishi Estate Company, Ltd.	3,144,047
Real Estate Operating/Development – 1.9%
397,000	CapitaLand, Ltd.	2,001,469
812,995	Hang Lung Properties, Ltd.	3,312,063
		5,313,532
Reinsurance – 0.5%
320	Berkshire Hathaway, Inc. – Class B*	1,426,240
REIT – Diversified – 0.4%
70,092	CapitalSource, Inc.	984,793
Retail – Apparel and Shoe – 2.1%
40,780	Abercrombie & Fitch Co. – Class A#	3,030,362
35,983	Industria de Diseno Textil S.A.	1,966,388
24,862	Nordstrom, Inc.	876,634
		5,873,384
Retail – Consumer Electronics – 0.5%
17,530	Yamada Denki Company, Ltd.	1,512,661
Retail – Drug Store – 0.8%
54,312	CVS/Caremark Corp.	2,192,575
Retail – Jewelry – 0.3%
18,560	Tiffany & Co.	808,102
Retail – Restaurants – 0.5%
23,285	McDonald’s Corp.	1,387,320
Semiconductor Components/Integrated Circuits – 2.7%
337,665	Atmel Corp.*	1,256,114
100,965	Cypress Semiconductor Corp.*	2,839,136
260,910	Marvell Technology Group, Ltd.*	3,378,784
		7,474,034
Telecommunication Equipment – 2.0%
301,759	Arris Group, Inc.*,#	2,444,248
62,115	CommScope, Inc.*	2,953,568
		5,397,816
Telecommunication Equipment – Fiber Optics – 1.0%
103,515	Corning, Inc.	2,764,886
Telecommunication Services – 2.4%
144,580	Amdocs, Ltd. (U.S. Shares)*	4,536,920
60,130	SAVVIS, Inc.*,#	880,905
64,894	Time Warner Telecom, Inc. – Class A*,#	1,271,922
		6,689,747
Television – 1.0%
254,715	British Sky Broadcasting Group PLC	2,747,268
Therapeutics – 0.3%
15,088	Gilead Sciences, Inc.*	780,955
Tobacco – 1.1%
84,482	Altria Group, Inc.	1,689,640
24,907	Philip Morris International, Inc.*	1,271,004
		2,960,644
Toys – 0.4%
58,290	Mattel, Inc.	1,092,938
Transportation – Services – 1.6%
26,816	C.H. Robinson Worldwide, Inc.	1,680,827
36,256	United Parcel Service, Inc. – Class B	2,625,297
		4,306,124
Web Portals/Internet Service Providers – 0.5%
2,300	Google, Inc. – Class A*	1,320,867
Wireless Equipment – 2.1%
67,596	Crown Castle International Corp.*	2,626,105
44,775	QUALCOMM, Inc.	1,933,832
482,338	Telefonaktiebolaget L.M. Ericsson – Class B	1,229,298
		5,789,235

Total Common Stock (cost $239,256,725)		264,678,902

See Notes to Schedules of Investments and Financial Statements.

20  Janus International and Global Funds  April 30, 2008

Schedule of Investments (unaudited)

As of April 30, 2008

Shares or Principal Amount		Value

Rights – 0%
Finance – Investment Bankers/Brokers – 0%
21,100	UBS A.G. – expires 5/7/08 (cost $0)	$35,250

Money Markets – 4.1%
1,163,600	Janus Institutional Cash Management Fund – Institutional Shares, 2.82%	1,163,600
10,147,400	Janus Institutional Money Market Fund – Institutional Shares, 2.74%	10,147,400

Total Money Markets (cost $11,311,000)		11,311,000

Other Securities – 8.3%
3,824,768	Allianz Dresdner Daily Asset Fund†	3,824,768
4,705,878	Repurchase Agreements†	4,705,878
	Time Deposits:
1,135,154	Abbey National Treasury Services, N.A., 2.375%, 5/1/08†	1,135,154
506,457	ABN-Amro Bank N.V., N.A., 2.26%, 5/1/08†	506,457
590,712	BNP Paribas, New York, N.A., 2.50%, 5/1/08†	590,712
1,181,424	Calyon, N.A., 2.50%, 5/1/08†	1,181,424
411,178	Chase Bank U.S.A., N.A., 2.25%, 5/1/08†	411,178
1,299,567	Danske Bank A/S Cayman, N.A., 2.53%, 5/1/08†	1,299,567
826,997	Deutsche Bank A.G., N.A., 2.30%, 5/1/08†	826,997
1,181,424	Dexia Bank S.A. Brussels, N.A., 2.50%, 5/1/08†	1,181,424
1,181,424	ING Bank N.V. Amsterdam, N.A., 2.4375%, 5/1/08†	1,181,424
1,181,424	Lloyd’s TSB Bank PLC London, N.A., 2.45%, 5/1/08†	1,181,424
174,793	Natixis, N.A., 2.38%, 5/1/08†	174,793
1,181,424	Natixis, N.A., 2.43%, 5/1/08†	1,181,424
1,181,424	Nordea Bank PLC Finland, N.A., 2.50%, 5/1/08†	1,181,424
1,166,245	Svenska Handelsbanken, N.A., 2.40%, 5/1/08†	1,166,245
1,181,424	Wells Fargo Bank, N.A., 2.375%, 5/1/08†	1,181,424

Total Other Securities (cost $22,911,717)		22,911,717

Total Investments (total cost $273,479,442) – 108.5%		298,936,869

Liabilities, net of Cash, Receivables and Other Assets – (8.5)%**		(23,443,418)

Net Assets – 100%		$275,493,451

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$1,993,599	0.7%
Belgium	2,823,329	0.9%
Bermuda	15,829,956	5.3%
Brazil	14,042,267	4.7%
Canada	12,040,634	4.0%
Cayman Islands	10,104,757	3.4%
China	3,164,723	1.1%
Germany	8,158,128	2.7%
Guernsey	4,536,920	1.5%
Hong Kong	7,451,726	2.5%
India	7,710,873	2.6%
Ireland	845,026	0.3%
Japan	16,105,513	5.4%
Luxembourg	4,546,774	1.5%
Mexico	2,799,932	0.9%
Netherlands	941,148	0.3%
Russia	1,706,670	0.6%
Singapore	2,001,469	0.7%
South Korea	4,551,104	1.5%
Spain	1,966,388	0.7%
Sweden	1,229,298	0.4%
Switzerland	20,200,617	6.7%
United Kingdom	17,576,001	5.9%
United States††	136,610,017	45.7%

Total	$298,936,869	100.0%

††	Includes Short-Term Securities and Other Securities (34.3% excluding Short-Term Securities and Other Securities)

Total Return Swaps outstanding at April 30, 2008

	Notional	Return Paid	Return Received
Counterparty	Amount	by the Fund	by the Fund	Termination Date	Unrealized Appreciation

Morgan Stanley Capital Services	$175,835	1-month Wynn Resorts, Ltd. plus Federal Funds rate minus 20 basis points	1-month Melco PBL Entertainment (Macau), Ltd. (ADR) plus Federal Funds rate plus 25 basis points	11/19/08	$169,606

Morgan Stanley Capital Services	54,334	1-month Wynn Resorts, Ltd. plus LIBOR minus 70 basis points	1-month Melco International Development, Ltd. plus LIBOR plus 45 basis points	12/11/08	34,668

					$204,274

See Notes to Schedules of Investments and Financial Statements.

Janus International and Global Funds  April 30, 2008  21

Janus Overseas Fund (unaudited) (closed to new investors)	Ticker: JAOSX

Fund Snapshot
This growth fund invests in overseas companies based on their individual merits regardless of their geography or industry sector.

Brent Lynn
portfolio manager

Performance Overview

Janus Overseas Fund returned (4.20)% over the six-month period ended April 30, 2008. The Fund’s primary benchmark, the Morgan Stanley Capital International (MSCI) EAFE® Index returned (9.21)%, and its secondary benchmark, the MSCI All Country World ex-U.S. IndexSM, returned (9.34)% during the period.

Economic Overview

The global credit crisis, fears of a U.S. and global economic slowdown, rising oil and commodity prices and inflationary pressures created a difficult market environment over the past six months. Although world equity markets finished above the mid-March lows, stocks were broadly lower during the six-month period ended April 30, 2008.

Energy and commodity stocks were among the biggest winners during the period driven by a strong commodity price environment. Financial and consumer discretionary stocks suffered as a result of the credit crisis and the weakening economic outlook. During the period, most major developed and emerging markets performed poorly. Also, the U.S. dollar weakened versus most major currencies.

Stocks That Aided Performance

The top three contributors to Fund performance during the period were agriculture companies K+S A.G., Potash Corporation of Saskatchewan and Chaoda Modern Agriculture Holdings. Fertilizer companies, German based K+S and Canada based Potash Corporation, benefited from price increases and strong volume growth for potash fertilizer. Rising crop prices, driven by demand growth from emerging economies and from ethanol, combined with limited global supply growth in potash created a favorable environment for potash producers. Although I continue to believe that fundamentals remain strong for K+S and Potash Corporation, I reduced positions in both companies during the period based on valuation. Chinese vegetable producer Chaoda performed well as the company continued to successfully acquire land and grow its vegetable production base. The company is also a potential beneficiary of rising food prices in China.

Stocks That Hindered Performance

Arcandor A.G., a German conglomerate with department store, travel, and mail order businesses, was the largest detractor during the period. The stock was hurt due to concerns about the impact of an economic slowdown on its consumer related businesses and concerns that the company’s ambitious restructuring plans would be stalled by the credit crisis. I believe that the benefits of the company’s restructuring program were not fully appreciated by the market, and I held onto the position during the period.

ARM Holdings, a U.K. semiconductor intellectual property company, fell as a result of disappointing earnings and concerns about the impact of an economic slowdown on its business. I continue to believe that ARM remains well positioned to benefit from the growth in semiconductors across a wide variety of applications. The company is a particular beneficiary of growth in more complex wireless devices like the iPhone.

Outlook

In a volatile market environment, the conviction to hold onto existing positions or buy new ones is critical. My conviction comes from the tremendous in-depth research our analyst team conducts on a daily basis.

The markets have been difficult over the past six months, and they may remain difficult for some time. Throughout turbulent markets, I have not changed my investment approach. I believe the best way to generate solid long-term returns is to make high-conviction, long-term investments in world class companies with exciting growth prospects trading at undeservedly low valuations. As manager of the Fund, my sole focus is to deliver strong, long-term performance for you. I will perform this job to the best of my ability.

Thank you for your continued investment in Janus Overseas Fund.

22  Janus International and Global Funds  April 30, 2008

(unaudited)

Janus Overseas Fund At A Glance

5 Top Performers – Holdings

Contribution

K+S A.G.	1.40%
Potash Corporation of Saskatchewan, Inc.	1.24%
Chaoda Modern Agriculture Holdings, Ltd.	0.74%
Mitsubishi Estate Company, Ltd.	0.47%
Suntech Power Holdings Company, Ltd. (ADR)	0.47%

5 Bottom Performers – Holdings

Contribution

Arcandor A.G.	(1.09)%
ARM Holdings PLC	(0.81)%
Esprit Holdings, Ltd.	(0.55)%
IVG Immobilien A.G.	(0.44)%
Samsung Electronics Company, Ltd.	(0.39)%

5 Top Performers – Sectors

		Fund Weighting	Morgan Stanley Capital
	Fund Contribution	(% of Net Assets)	International EAFE® Index Weighting

Materials	2.63%	5.23%	10.29%
Consumer Staples	0.86%	10.43%	8.58%
Other*	0.05%	0.04%	0.00%
Industrials	0.01%	7.82%	12.05%
Utilities	(0.02)%	0.24%	5.98%

5 Bottom Performers – Sectors

		Fund Weighting	Morgan Stanley Capital
	Fund Contribution	(% of Net Assets)	International EAFE® Index Weighting

Financials	(2.46)%	19.63%	26.53%
Consumer Discretionary	(2.35)%	23.94%	10.75%
Information Technology	(1.82)%	22.17%	5.39%
Energy	(0.27)%	9.17%	7.79%
Health Care	(0.16)%	0.29%	6.49%

*	Industry not classified by Global Industry Classification Standard.

Janus International and Global Funds  April 30, 2008  23

Janus Overseas Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of April 30, 2008

Li & Fung, Ltd. Distribution/Wholesale	6.2%
Taiwan Semiconductor Manufacturing Company, Ltd. Semiconductor Components/Integrated Circuits	4.3%
Reliance Industries, Ltd. Oil Refining And Marketing	3.7%
Telefonaktiebolaget L.M. Ericsson – Class B Wireless Equipment	3.5%
AMSL Holding N.V. Semiconductor Equipment	3.5%

21.2%

Asset Allocation – (% of Net Assets)
As of April 30, 2008

Emerging markets comprised 30.6% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of April 30, 2008

As of October 31, 2007

24  Janus International and Global Funds  April 30, 2008

(unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2008						Expense Ratio – for the fiscal year ended October 31, 2007
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Overseas Fund(1)	(4.20)%	21.27%	33.38%	13.75%	15.96%	0.89%

Morgan Stanley Capital International EAFE® Index	(9.21)%	(1.78)%	20.42%	6.66%	7.19%

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	(9.34)%	3.61%	22.75%	N/A	N/A**

Lipper Quartile	–	1st	1st	1st	1st

Lipper Ranking – based on total return for International Funds	–	7/1122	1/682	7/331	1/110

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

A 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period.) All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
See important disclosures on the next page.

Janus International and Global Funds  April 30, 2008  25

Janus Overseas Fund (unaudited)

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the fund, and therefore a fund’s performance, may decline in response to such risks.

Janus Overseas Fund held approximately 12.7% of its assets in Brazilian securities as of April 30, 2008 and the Fund has experienced significant gains due, in part, to its investments in Brazil. While holdings are subject to change without notice, the Fund’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in Brazil.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

May 5, 1994 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

(1)	Closed to new investors.

*	The Fund’s inception date – May 2, 1994

**	Since inception return is not shown for the index because the index’s inception date differs significantly from the Fund’s inception date.

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(11/1/07)	(4/30/08)	(11/1/07-4/30/08)†

Actual	$1,000.00	$958.00	$4.28

Hypothetical (5% return before expenses)	$1,000.00	$1,020.49	$4.42

†	Expenses are equal to the annualized expense ratio of 0.88%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

26  Janus International and Global Funds  April 30, 2008

Janus Overseas Fund

Schedule of Investments (unaudited)

As of April 30, 2008

Shares or Principal Amounts		Value

Common Stock – 97.9%
Aerospace and Defense – 1.3%
3,259,205	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	$135,843,664
Agricultural Chemicals – 1.9%
1,075,671	Potash Corporation of Saskatchewan, Inc.	198,071,759
Agricultural Operations – 5.3%
3,440,000	BrasilAgro – Companhia Brasileira de Propriedades Agricolas*,£	22,357,826
2,672,840	Bunge, Ltd.#	304,944,317
143,197,897	Chaoda Modern Agriculture Holdings, Ltd.£	206,109,217
27,030,994	China Green Holdings, Ltd.#	35,710,052
		569,121,412
Airlines – 0.9%
6,220,000	UAL Corp.*,#	92,678,000
Apparel Manufacturers – 1.9%
16,660,000	Esprit Holdings, Ltd.	205,314,617
Audio and Video Products – 1.5%
3,402,000	Sony Corp.#	155,969,428
Batteries and Battery Systems – 0.5%
28,296,700	BYD Company, Ltd.	49,589,940
Beverages – Wine and Spirits – 1.0%
16,371,332	C&C Group PLC**,£	111,541,198
Building – Residential and Commercial – 1.7%
2,748,390	Gafisa S.A.	60,353,103
4,070,200	MRV Engenharia e Participacoes S.A.	85,729,674
3,219,000	Rossi Residencial S.A.	31,827,749
		177,910,526
Casino Hotels – 1.7%
13,220,078	Crown, Ltd.	136,405,925
3,693,219	Melco PBL Entertainment (Macau), Ltd. (ADR)*,#	48,750,491
		185,156,416
Chemicals – Diversified – 0.9%
233,346	K+S A.G.**	96,708,712
Commercial Banks – 2.5%
7,833,962	Anglo Irish Bank Corporation PLC**	109,106,375
1,973,525	Banca Generali S.P.A.**,#	17,898,996
286,925	Banco Compartamos S.A.*	1,205,438
25,111,867	Banco de Oro	27,818,841
495,960	Banco de Oro-EPCI, Inc. (GDR) (144A)	10,987,160
765,810	Julius Baer Holding, Ltd.	56,649,596
2,834,764	Punjab National Bank, Ltd.	38,637,415
		262,303,821
Commercial Services – 0.6%
6,769,800	Park24 Company, Ltd.#	62,017,810
Computers – 0.2%
4,011,200	Foxconn Technology Company, Ltd.	25,653,198
Computers – Other – 0.2%
243,246,597	A-Max Holdings, Ltd.*,£	24,232,235
Computers – Peripheral Equipment – 0.6%
2,017,099	Logitech International S.A.*,#	61,034,370
Cosmetics and Toiletries – 0.6%
322,503	LG Household & Health Care, Ltd.	66,726,439
Dental Supplies and Equipment – 0.2%
861,873	Osstem Implant Company, Ltd.*,£	20,277,696
Diagnostic Kits – 0.2%
55,035,935	Trinity, Ltd.*, º º,§,£	25,071,228
Distribution/Wholesale – 6.2%
161,718,110	Li & Fung, Ltd.	665,213,103
Diversified Financial Services – 0.2%
494,156	Reliance Capital, Ltd.	18,344,256
Diversified Operations – 2.2%
4,329,428	Max India, Ltd.*	16,897,120
63,469,090	Melco International Development, Ltd.£	87,068,859
97,159,121	Polytec Asset Holdings, Ltd.	21,517,200
927,841	Siemens A.G.**	109,944,625
		235,427,804
Electric – Distribution – 0.3%
2,780,900	Equatorial Energia S.A.	29,119,372
Electric Products – Miscellaneous – 2.2%
14,008,000	Sharp Corp.	237,335,800
Electronic Components – Miscellaneous – 2.1%
38,646,000	Hon Hai Precision Industry Company, Ltd.	222,844,898
Electronic Components – Semiconductors – 2.0%
83,905,927	ARM Holdings PLC£	166,716,217
136,385	Oerlikon-Buehrle Holding A.G.*,#	46,937,090
		213,653,307
Electronic Connectors – 1.2%
1,049,400	Hirose Electric Company, Ltd.#	124,971,653
Energy – Alternate Sources – 3.6%
1,621,695	SunPower Corp. – Class A*,#	141,525,323
5,340,431	Suntech Power Holdings Company, Ltd. (ADR)*,#	238,877,478
		380,402,801
Finance – Mortgage Loan Banker – 0.7%
1,034,729	Housing Development Finance Corporation, Ltd.	71,759,322
738,310	Star Asia Financial, Ltd. (U.S. Shares) (144A) º º,§	4,799,015
		76,558,337
Finance – Other Services – 1.5%
22,754,712	IG Group Holdings PLC£	162,724,126
Food – Miscellaneous/Diversified – 0.3%
20,206,000	FU JI Food & Catering Services#	33,054,609
Gambling – Non-Hotel – 0.1%
1,206,100	Great Canadian Gaming Corp.*	12,159,232
Hotels and Motels – 0.3%
4,121,050	Kingdom Hotel Investments (GDR)*	30,083,665
Insurance Brokers – 0.2%
1,354,044	Eurodekania, Ltd. º º,§,£	21,140,752
Internet Connectivity Services – 0.5%
965,304	NDS Group PLC (ADR)*,£	49,664,891

See Notes to Schedules of Investments and Financial Statements.

Janus International and Global Funds  April 30, 2008  27

Janus Overseas Fund

Schedule of Investments (unaudited)

As of April 30, 2008

Shares or Principal Amounts		Value

Investment Companies – 1.4%
3,534,400	Bradespar S.A. – Preference Shares	$105,604,477
7,909,060	SM Investments Corp.	46,619,291
		152,223,768
Investment Management and Advisory Services – 0.4%
6,351,869	Bluebay Asset Management	40,671,447
Medical Labs and Testing Services – 0.2%
893,355	Diagnosticos da America	20,536,897
Oil Companies – Exploration and Production – 1.4%
1,620,217	Niko Resources, Ltd.	146,443,928
Oil Companies – Integrated – 3.8%
972,315	Hess Corp.	103,259,853
594,680	Lukoil (ADR)	53,699,604
2,028,850	Petroleo Brasileiro S.A. (ADR)	246,342,967
		403,302,424
Oil Field Machinery and Equipment – 1.1%
4,485,417	Wellstream Holdings PLC*	112,370,499
Oil Refining and Marketing – 3.7%
6,151,775	Reliance Industries, Ltd.	396,340,794
Public Thoroughfares – 2.0%
8,729,402	Companhia de Concessoes Rodoviarias	168,105,473
2,903,400	Obrascon Huarte Lain Brasil S.A.	40,186,676
		208,292,149
Real Estate Management/Services – 5.3%
1,212,700	Daito Trust Construction Company, Ltd.	56,280,842
2,397,318	IVG Immobilien A.G.**	60,244,445
473,065	Jones Lang LaSalle, Inc.#	36,714,575
12,514,000	Mitsubishi Estate Company, Ltd.	360,959,712
257,787	Orco Property Group**,#	22,020,626
2,651,200	Sao Carlos Empreendimentos e Participacoes S.A.	22,336,643
		558,556,843
Real Estate Operating/Development – 8.8%
3,235,065	Ablon Group	11,448,370
137,368,440	Ayala Land, Inc.	31,698,685
4,247,945	Brascan Residential Properties S.A.	23,390,923
9,180,000	CapitaLand, Ltd.	46,280,817
127,225,000	China Overseas Land & Investment, Ltd.	268,225,969
13,755,535	Cyrela Brazil Realty S.A.	229,548,646
2,973,300	Cyrela Commercial Properties SA Empreendimentos e Participacoes	19,038,281
56,089,000	Hang Lung Properties, Ltd.	228,501,140
966,880	Iguatemi Empresa de Shopping Centers S.A.#	12,510,032
2,992,955	PDG Realty S.A. Empreendimentos e Participacoes	43,857,769
1,584,880	Rodobens Negocios Imobiliarios S.A.	21,459,830
		935,960,462
Recreational Centers – 1.0%
6,710,253	Orascom Hotels & Development*	106,269,177
Retail – Consumer Electronics – 1.1%
1,323,000	Yamada Denki Company, Ltd.	114,161,486
Retail – Major Department Stores – 1.6%
9,265,498	Arcandor A.G.*,**	173,404,166
Semiconductor Components/Integrated Circuits – 4.5%
5,783,139	Actions Semiconductor Company, Ltd. (ADR)*,#,£	22,322,917
208,990,579	Taiwan Semiconductor Manufacturing Company, Ltd.	455,456,618
1,883,360	Vimicro International Corp. (ADR)*,#.£	6,384,590
		484,164,125
Semiconductor Equipment – 4.4%
12,945,735	ASML Holding N.V.**	366,713,507
2,228,331	KLA-Tencor Corp.	97,333,498
		464,047,005
Sugar – 3.0%
5,807,259	Bajaj Hindusthan, Ltd.	33,445,038
1,009,400	Bajaj Hindusthan, Ltd. (GDR) (144A)	5,812,190
13,335,458	Balrampur Chini Mills, Ltd.*,£	33,891,680
10,961,459	Cosan, Ltd. – Class A*,#,£	145,348,946
5,048,700	Cosan S.A. Industria e Comercio	90,844,394
4,561,730	Shree Renuka Sugars, Ltd.	14,211,674
		323,553,922
Telecommunication Services – 3.0%
8,320,712	Amdocs, Ltd. (U.S. Shares)*	261,103,943
4,098,002	Reliance Communications, Ltd.	58,664,549
		319,768,492
Telephone – Integrated – 0.3%
1,188,890	GVT Holdings S.A.*	28,976,377
Warehousing and Harbor Transport Services – 0.1%
12,114,876	DP World, Ltd.	12,720,620
Wireless Equipment – 3.5%
144,402,956	Telefonaktiebolaget L.M. Ericsson – Class B	368,028,845

Total Common Stock (cost $8,030,208,233)		10,407,714,501

Money Markets – 2.2%
217,677,873	Janus Institutional Cash Management Fund – Institutional Shares, 2.82%	217,677,873
18,198,280	Janus Institutional Money Market Fund – Institutional Shares, 2.74%	18,198,280

Total Money Markets (cost $235,876,153)		235,876,153

Other Securities – 6.6%
111,891,258	Allianz Dresdner Daily Asset Fund†	111,891,258
146,606,557	Repurchase Agreements†	146,606,557
448,026,753	Time Deposits†	448,026,753

Total Other Securities (cost $706,524,568)		706,524,568

Total Investments (total cost $8,972,608,954) – 106.7%		11,350,115,222

Liabilities, net of Cash, Receivables and Other Assets – (6.7)%		(712,631,716)

Net Assets – 100%		$10,637,483,506

See Notes to Schedules of Investments and Financial Statements.

28  Janus International and Global Funds  April 30, 2008

Schedule of Investments (unaudited)

As of April 30, 2008

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$136,405,925	1.2%
Bermuda	1,380,763,269	12.2%
Brazil	1,437,970,774	12.7%
Canada	356,674,919	3.1%
Cayman Islands	607,100,168	5.3%
China	49,589,940	0.4%
Egypt	106,269,177	0.9%
Germany	440,301,950	3.9%
Guernsey	277,351,328	2.4%
Hong Kong	608,867,195	5.4%
India	688,004,037	6.1%
Ireland	220,647,573	1.9%
Italy	17,898,996	0.2%
Japan	1,111,696,730	9.8%
South Korea	87,004,134	0.8%
Luxembourg	22,020,626	0.2%
Mexico	1,205,439	0.0%
Netherlands	366,713,507	3.2%
Philippines	117,123,977	1.0%
Russia	53,699,604	0.5%
Singapore	46,280,817	0.4%
Sweden	368,028,845	3.2%
Switzerland	164,621,056	1.5%
Taiwan	703,954,714	6.2%
United Arab Emirates	12,720,620	0.1%
United Kingdom	553,287,932	4.9%
United States††	1,413,911,970	12.5%

Total	$11,350,115,222	100.0%

††	Includes Short-Term Securities and Other Securities (4.2% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value in U.S.$	Gain/(Loss)

Euro 10/16/08	641,500,000	$993,463,316	$14,450,416

See Notes to Schedules of Investments and Financial Statements.

Janus International and Global Funds  April 30, 2008  29

Janus Worldwide Fund (unaudited)	Ticker: JAWWX

Fund Snapshot
This global fund offers geographic diversification in a single portfolio.

Jason Yee
portfolio manager

Performance Overview

Janus Worldwide Fund returned (13.57)% over the six-month period ended April 30, 2008, underperforming its benchmark, the Morgan Stanley Capital International (MSCI) World IndexSM, which returned (9.37)% during the period.

Economic Overview

Turmoil in the credit markets, uncertainty surrounding the near-term outlook for the U.S. and global economies and a weaker corporate profit picture made for a volatile and difficult market environment over the past several months. While sentiment toward the end of the period improved and world equity markets finished well above the mid-March lows, stocks were broadly lower during the six-month period ended April 30, 2008.

Additional subprime-related write-offs, slowing U.S. consumer spending and a softening U.S. labor market, accompanied by record commodity prices and rising inflation expectations, weighed on investor sentiment during the period. Stocks reached their lows in mid-March amid fears that credit conditions could suffer another setback given a deteriorating liquidity position at investment bank Bear Stearns. Prior to that, periodic liquidity injections by the Federal Reserve (Fed) failed to alleviate the stress in the credit markets. World markets stabilized somewhat after the Fed aggressively lowered the Federal Funds rate, expanded the collateral it would accept and played an instrumental role in JP Morgan Chase’s purchase of Bear Stearns.

Overall, emerging market stocks in Latin America were among the biggest winners during the period amid continued strength in commodity prices. Developing markets in Asia were weak, with China suffering a sharp decline on worries over slowing export growth. In local currency terms, developed non-U.S. markets underperformed both emerging markets and U.S. stocks. The U.S. dollar weakened versus most major currencies for much of the period as concern over economic growth and a more accommodative Fed helped to fuel the negative sentiment toward it. Losses were broad across all sectors. Energy and materials were the only sectors to turn in a gain for the six-month period as the price of oil and other commodities soared. Meanwhile, financials and consumer discretionary stocks were the worst performing groups, suffering from turmoil in the credit markets, larger-than-expected subprime-related write-downs and a weakening economic outlook.

Following the March lows, the equity markets’ rally at the end of the period can be attributed in part to improving sentiment as investors began to look ahead to a possible economic recovery in the U.S. Nevertheless, concerns about elevated inflationary pressures, soft U.S. consumer spending, the weak U.S. housing market and the lingering possibility of more write-downs, continued to weigh on the market.

Stocks That Hindered Performance

The largest detractor from performance during the period was Dell. Worries over Dell’s exposure to the U.S. economy, and more importantly questions about their ability to succeed in their turnaround efforts weighed on the shares. I continue to believe Dell is a highly attractive investment, given its numerous competitive strengths, proven track record of high economic profitability and very well-capitalized balance sheet. Additionally I consider management, who are sizable owners themselves, to be highly capable. I think the company has a number of opportunistic initiatives in place which can improve business results over the coming years.

British Sky Broadcasting Group was another detractor during the period following a weaker-than-expected earnings report. The U.K.-based pay-television broadcaster’s new broadband and telephone business showed higher costs and lower subscriber growth than most were expecting. I believe that the company’s core satellite broadcasting business represents a highly cash generative, non-cyclical business with potential for good revenue growth and expanding margins.

Stocks That Aided Performance

The top contributor to performance during the period was Potash Corporation of Saskatchewan. The company produces potash, nitrogen and phosphate, all three important components of fertilizers. Potash Corporation rose nearly 50% amid tight potash supply conditions and strong demand for these key ingredients used in fertilizer. I trimmed this position as the valuation rose.

Syngenta A.G., the Swiss agrichemical company, reported results that showed double-digit revenue growth and margin expansion. This stock has benefited from robust markets for agricultural commodities and related products. Although the market fundamentals remain strong in the

30  Janus International and Global Funds  April 30, 2008

(unaudited)

agricultural related industries, I am carefully reviewing the valuations after such strong performance.

Outlook

Looking ahead, I will be paying close attention to the U.S. employment picture, the availability of credit, U.S. consumer confidence and commodity prices, among other things. Should the U.S. labor market continue to soften amid continued weakness in the U.S. housing market, further slowing in U.S. consumer spending is likely. While the government stimulus checks could provide a temporary boost, the current de-leveraging of the U.S. economy could take time to complete, possibly lessening the potential for a sharp rebound in economic activity. Inflation remains a concern for the markets as well, given record commodity prices and its recent elevated level in many regions. Although inflation is generally a lagging indicator and should ease with slowing economic growth, it deserves attention given its negative impact on equity valuations and influence on central bank policy decisions.

While economic activity in the U.S. and other developed parts of the world appears to be slowing, the global economy continues to expand. I will continue to monitor the potential for further slowing in the U.S. and other large economies and the impact this could have on the rest of the global economy. Nevertheless, I remain committed to my fundamental investment approach in my effort to find opportunities that I believe represent an attractive risk/reward profile. As always, I will continue to emphasize bottom-up company analysis as my primary tool in my quest to add value for shareholders.

Thank you for your investment in Janus Worldwide Fund.

Janus Worldwide Fund At A Glance

5 Top Performers – Holdings

Contribution

Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	0.50%
Syngenta A.G.	0.31%
Ryland Group, Inc.	0.30%
Millea Holdings, Inc.	0.25%
Tyco International, Ltd.	0.15%

5 Bottom Performers – Holdings

Contribution

Dell, Inc.	(2.55)%
British Sky Broadcasting Group PLC	(1.36)%
Sprint Nextel Corp.	(0.75)%
Esprit Holdings, Ltd.	(0.69)%
Willis Group Holdings, Ltd.	(0.66)%

5 Top Performers – Sectors

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(% of Net Assets)	World IndexSM Weighting

Materials	0.86%	5.06%	7.45%
Energy	0.00%	0.00%	10.89%
Utilities	0.00%	0.00%	4.70%
Consumer Staples	(0.15)%	1.66%	8.96%
Industrials	(0.27)%	6.17%	11.48%

5 Bottom Performers – Sectors

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(% of Net Assets)	World IndexSM Weighting

Information Technology	(5.32)%	26.05%	10.71%
Consumer Discretionary	(4.68)%	29.19%	9.74%
Financials	(1.62)%	21.25%	22.41%
Telecommunication Services	(1.02)%	2.40%	4.78%
Health Care	(1.00)%	8.21%	8.88%

Janus International and Global Funds  April 30, 2008  31

Janus Worldwide Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of April 30, 2008

British Sky Broadcasting Group PLC Television	5.6%
Yahoo!, Inc. Web Portals/Internet Service Providers	5.5%
Dell, Inc. Computers	4.8%
eBay, Inc. E-Commerce/Services	4.7%
JP Morgan Chase & Co. Finance – Investment Bankers/Brokers	3.4%

24.0%

Asset Allocation – (% of Net Assets)
As of April 30, 2008

Emerging markets comprised 2.6% of total net assets.

Top Country Allocations– Long Positions (% of Investment Securities)
As of April 30, 2008

As of October 31, 2007

32  Janus International and Global Funds  April 30, 2008

(unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2008						Expense Ratio – for the fiscal year ended October 31, 2007
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Worldwide Fund	(13.57)%	(5.20)%	11.28%	3.33%	10.59%	0.88%

Morgan Stanley Capital International World IndexSM	(9.37)%	(2.47)%	15.18%	5.02%	8.36%

Lipper Quartile	–	3rd	4th	4th	2nd

Lipper Ranking – based on total return for Global Funds	–	321/443	255/267	100/122	6/16

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

For the period from July 1, 2006 through January 31, 2007 (“Waiver Period”), Janus Capital contractually agreed to waive its right to receive a portion of the Fund’s base management fee, at the annual rate of up to 0.15% of average daily net assets, under certain conditions. This waiver was applied for any calendar month in the Waiver Period if the total return performance of the Fund for the period from February 1, 2006 through the end of the preceding calendar month, calculated as though there had been no waiver of the base management fee, was less than the performance of the Fund’s primary benchmark index for that period.

A 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period.) All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
See important disclosures on the next page.

Janus International and Global Funds  April 30, 2008  33

Janus Worldwide Fund (unaudited)

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or www.janus.com for more information about risks, fund holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the fund, and therefore a fund’s performance, may decline in response to such risks.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

May 16, 1991 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception. There is no assurance that the investment process will consistently lead to successful investing.

There is no assurance that the investment process will consistently lead to successful investing.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See Notes to Schedules of Investments for index definitions.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – May 15, 1991

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(11/01/07)	(4/30/08)	(11/01/07-4/30/08)†

Actual	$1,000.00	$864.30	$4.08

Hypothetical (5% return before expenses)	$1,000.00	$1,020.49	$4.42

†	Expenses are equal to the annualized expense ratio of 0.88%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

34  Janus International and Global Funds  April 30, 2008

Janus Worldwide Fund

Schedule of Investments (unaudited)

As of April 30, 2008

Shares or Principal Amount		Value

Common Stock – 99.7%
Agricultural Chemicals – 3.0%
234,470	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	$43,130,757
230,049	Syngenta A.G.	68,148,366
		111,279,123
Apparel Manufacturers – 2.5%
7,513,000	Esprit Holdings, Ltd.	92,588,759
Applications Software – 1.2%
13,945,051	Misys PLC	43,202,294
Audio and Video Products – 1.2%
952,100	Sony Corp.	43,650,351
Automotive – Cars and Light Trucks – 0%
49	Nissan Motor Company, Ltd.	439
Broadcast Services and Programming – 1.3%
1,322,720	Liberty Global, Inc. – Class A*,#	46,811,061
Building – Residential and Commercial – 7.5%
2,744,045	Centex Corp.#	57,131,017
2,811,365	Lennar Corp. – Class A#	51,785,343
4,646,165	Pulte Homes, Inc.#	60,585,991
3,386,820	Ryland Group, Inc.#,£	108,310,503
		277,812,854
Building and Construction Products – Miscellaneous – 1.1%
1,173,025	USG Corp.*,#	41,419,513
Building Products – Cement and Aggregate – 0.5%
710,985	Cemex S.A. de C.V. (ADR)*,#	19,658,735
Casino Hotels – 1.3%
4,418,737	Crown, Ltd.	45,592,916
5,095,000	Galaxy Entertainment Group, Ltd.*,#	3,874,539
		49,467,455
Cellular Telecommunications – 1.1%
13,366,353	Vodafone Group PLC	42,272,689
Chemicals – Diversified – 1.6%
952,000	Shin-Etsu Chemical Company, Ltd.	59,402,123
Computers – 4.8%
9,504,775	Dell, Inc.*	177,073,958
Distribution/Wholesale – 1.2%
10,702,400	Li & Fung, Ltd.	44,023,373
Diversified Operations – 1.0%
816,747	Tyco International, Ltd.	38,215,592
E-Commerce/Products – 1.1%
533,310	Amazon.com, Inc.*,#	41,934,165
E-Commerce/Services – 6.7%
5,579,290	eBay, Inc.*	174,575,984
1,456,411	Expedia, Inc.*,#	36,788,942
1,713,490	IAC/InterActiveCorp*	35,657,727
		247,022,653
Electronic Components – Miscellaneous – 3.7%
2,561,298	Koninklijke (Royal) Philips Electronics N.V.	96,163,534
1,077,462	Tyco Electronics, Ltd.	40,307,853
		136,471,387
Electronic Components – Semiconductors – 2.6%
11,169,749	ARM Holdings PLC	22,193,644
52,620	Samsung Electronics Company, Ltd.	37,471,306
1,225,560	Texas Instruments, Inc.	35,737,330
		95,402,280
Energy – Alternate Sources – 0.3%
288,325	Suntech Power Holdings Company Ltd. (ADR)*,#	12,896,777
Finance – Consumer Loans – 0.9%
1,790,900	SLM Corp.*,#	33,185,377
Finance – Investment Bankers/Brokers – 4.8%
2,651,223	JP Morgan Chase & Co.	126,330,776
1,486,336	UBS A.G.*	49,983,726
		176,314,502
Finance – Mortgage Loan Banker – 2.1%
702,360	Fannie Mae	19,876,788
756,555	Freddie Mac	18,845,785
544,215	Housing Development Finance Corporation, Ltd.	37,741,766
		76,464,339
Finance – Other Services – 0.5%
36,690	CME Group, Inc.	16,783,841
Insurance Brokers – 3.2%
3,388,570	Willis Group Holdings, Ltd.#	117,752,808
Investment Companies – 0.1%
356,191	RHJ International*	4,640,449
Medical – Biomedical and Genetic – 0.9%
827,240	Amgen, Inc.*	34,636,539
Medical – Drugs – 1.5%
585,585	Merck & Company, Inc.	22,275,653
203,479	Roche Holding A.G.	33,891,378
		56,167,031
Medical – HMO – 1.8%
429,020	Aetna, Inc.	18,705,272
340,970	Coventry Health Care, Inc.*	15,251,588
1,044,785	UnitedHealth Group, Inc.	34,091,335
		68,048,195
Medical Products – 1.1%
843,372	Covidien, Ltd.	39,377,039
Multi-line Insurance – 0.5%
417,985	American International Group, Inc.	19,310,907
Networking Products – 1.6%
2,371,435	Cisco Systems, Inc.*	60,803,593
Pharmacy Services – 1.0%
732,545	Medco Health Solutions, Inc.*	36,290,279
Property and Casualty Insurance – 5.1%
1,935,700	First American Corp.	63,490,960
2,937,100	Millea Holdings, Inc.	123,957,621
		187,448,581
Real Estate Management/Services – 2.2%
523,400	Daito Trust Construction Company, Ltd.	24,290,750
2,012,000	Mitsubishi Estate Company, Ltd.#	58,035,076
		82,325,826

See Notes to Schedules of Investments and Financial Statements.

Janus International and Global Funds  April 30, 2008  35

Janus Worldwide Fund

Schedule of Investments (unaudited)

As of April 30, 2008

Shares or Principal Amount		Value

Real Estate Operating/Development – 1.3%
9,682,000	CapitaLand, Ltd.	$48,811,642
Reinsurance – 2.7%
22,740	Berkshire Hathaway, Inc. – Class B*	101,352,180
Retail – Apparel and Shoe – 1.3%
901,210	Industria de Diseno Textil S.A.#	49,249,050
Retail – Consumer Electronics – 1.6%
694,310	Yamada Denki Company, Ltd.	59,911,913
Retail – Drug Store – 1.0%
923,275	CVS/Caremark Corp.	37,272,612
Retail – Major Department Stores – 1.0%
377,865	Sears Holdings Corp.*,#	37,261,267
Schools – 0.5%
376,050	Apollo Group, Inc. – Class A*	19,140,945
Semiconductor Components/Integrated Circuits – 1.4%
4,055,025	Marvell Technology Group, Ltd.*	52,512,574
Semiconductor Equipment – 0.6%
767,967	ASML Holding N.V.	21,754,182
Telecommunication Equipment – Fiber Optics – 0.7%
993,410	Corning, Inc.	26,533,981
Telephone – Integrated – 0.8%
3,687,610	Sprint Nextel Corp.	29,464,004
Television – 5.6%
19,153,651	British Sky Broadcasting Group PLC	206,584,687
Transportation – Services – 1.2%
626,430	United Parcel Service, Inc. – Class B	45,359,796
Water Treatment Services – 0.5%
838,220	Nalco Holding Co.	19,270,678
Web Portals/Internet Service Providers – 5.5%
7,435,055	Yahoo!, Inc.*	203,794,858
Wireless Equipment – 3.0%
2,186,170	Nokia Oyj	65,801,078
17,426,560	Telefonaktiebolaget L.M. Ericsson – Class B	44,413,750
		110,214,828

Total Common Stock (cost $3,439,243,142)		3,698,644,084

Rights – 0%
Finance – Investment Bankers/Brokers – 0%
1,486,336	UBS A.G* – expires 5/9/08 (cost $0)	2,510,945

Money Markets – 0.3%
10,712,839	Janus Institutional Cash Management Fund – Institutional Shares, 2.82%	10,712,839
1,053,340	Janus Institutional Money Market Fund – Institutional Shares, 2.74%	1,053,340

Total Money Markets (cost $11,766,179)		11,766,179

Other Securities – 10.1%
107,150,466	Allianz Dresdner Daily Asset Fund†	107,150,466
66,423,177	Repurchase Agreements†	66,423,177
	Time Deposits:
16,022,624	Abbey National Treasury, N.A., 2.375%, 5/1/08†	16,022,624
7,148,612	ABN-AMRO Bank N.V., N.A., 2.26%, 5/1/08†	7,148,612
8,337,864	BNP Paribas, New York, N.A., 2.50%, 5/1/08†	8,337,864
16,675,727	Calyon, N.A., 2.50%, 5/1/08†	16,675,727
5,803,752	Chase Bank USA, N.A., 2.25%, 5/1/08†	5,803,752
18,343,300	Danske Bank, Cayman Islands, N.A., 2.53%, 5/1/08†	18,343,300
11,673,009	Deutsche Bank A.G., N.A., 2.30%, 5/1/08†	11,673,009
16,675,727	Dexia Bank S.A. Brussels, N.A., 2.50%, 5/1/08†	16,675,727
16,675,727	ING Bank N.V., Amsterdam, N.A., 2.4375%, 5/1/08†	16,675,727
16,675,727	Lloyd’s TSB Group PLC, N.A., 2.45%, 5/1/08†	16,675,727
2,467,199	Natixis, N.A., 2.38%, 5/1/08†	2,467,199
16,675,727	Natixis, N.A., 2.43%, 5/1/08†	16,675,727
16,675,727	Nordea Bank Finland PLC, N.A., 2.50%, 5/1/08†	16,675,727
16,461,474	Svenska Handelsbanken, N.A., 2.40%, 5/1/08†	16,461,474
16,675,727	Wells Fargo Bank, N.A., 2.375%, 5/1/08†	16,675,727

Total Other Securities (cost $376,561,566)		376,561,566

Total Investments (total cost $3,827,570,887) – 110.1%		4,089,482,774

Liabilities, net of Cash, Receivables and Other Assets – (10.1)%		(377,026,009)

Net Assets – 100%		$3,712,456,765

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$45,592,916	1.1%
Belgium	4,640,449	0.1%
Bermuda	424,777,997	10.4%
Canada	43,130,757	1.1%
Cayman Islands	12,896,776	0.3%
Finland	65,801,079	1.6%
Hong Kong	3,874,539	0.1%
India	37,741,766	0.9%
Japan	369,248,273	9.0%
Korea	37,471,306	0.9%
Mexico	19,658,735	0.5%
Netherlands	117,917,715	2.9%
Singapore	48,811,642	1.2%
Spain	49,249,050	1.2%
Sweden	44,413,750	1.1%
Switzerland	154,534,415	3.8%
United Kingdom	314,253,314	7.7%
United States††	2,295,468,295	56.1%

Total	$4,089,482,774	100.0%

††	Includes Short-Term Securities and Other Securities (46.6% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

36  Janus International and Global Funds  April 30, 2008

Statements of Assets and Liabilities

As of April 30, 2008 (unaudited)	Janus Global	Janus Global	Janus Overseas	Janus Worldwide
(all numbers in thousands except net asset value per share)	Opportunities Fund	Research Fund	Fund	Fund

Assets:
Investments at cost(1)	$133,273	$273,479	$8,972,609	$3,827,571
Unaffiliated investments at value(1)	$150,522	$287,626	$11,114,239	$4,077,717
Affiliated money market investments value	918	11,311	235,876	11,766
Cash	51	32	1,588	157
Cash denominated in foreign currency(2)	14	546	6,529	1,023
Restricted cash (Note 1)	–	160	–	–
Receivables:
Swap contracts	–	2	–	–
Investments sold	–	709	–	–
Fund shares sold	58	451	4,445	315
Dividends	240	434	29,548	4,497
Interest	3	22	1,667	666
Non-interested Trustees’ deferred compensation	2	5	186	65
Other assets	–	4	160	283
Forward currency contracts	–	–	14,450	–
Total Assets	151,808	301,302	11,408,688	4,096,489
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	11,542	22,912	706,525	376,562
Swap contracts	–	25	–	–
Investments purchased	–	2,496	47,627	–
Fund shares repurchased	44	110	5,358	4,457
Dividends and distributions	–	3	11	1
Advisory fees	73	156	5,311	1,826
Transfer agent fees and expenses	80	59	1,991	816
Non-interested Trustees’ fees and expenses	2	3	82	36
Non-interested Trustees’ deferred compensation fees	2	5	186	65
Foreign tax liability	–	20	4,012	–
Accrued expenses	49	20	101	269
Total Liabilities	11,792	25,809	771,204	384,032
Net Assets	$140,016	$275,493	$10,637,484	$3,712,457
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$113,886	$239,954	$7,682,383	$7,996,239
Undistributed net investment income/(loss)*	(1,480)	616	(107,677)	12,845
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	9,450	9,280	674,906	(4,558,467)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(3)	18,160	25,643(3)	2,387,872(3)	261,840
Total Net Assets	$140,016	$275,493	$10,637,484	$3,712,457
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,048	18,051	193,341	71,924
Net Asset Value Per Share	$13.93	$15.26	$55.02	$51.62

*	See Note 4 in the Notes to the Financial Statements.

(1)	Investments at cost and value include $11,097,023, $21,814,505, $685,178,540 and $361,937,048 of securities loaned for Janus Global Opportunities Fund, Janus Global Research Fund, Janus Overseas Fund and Janus Worldwide Fund, respectively (Note 1).
(2)	Includes cost of $14,067, $540,714, $6,555,961 and $1,024,695 for Janus Global Opportunities Fund, Janus Global Research Fund, Janus Overseas Fund and Janus Worldwide Fund, respectively.
(3)	Net of foreign taxes on investments of $19,648 and $4,011,980 for Janus Global Research Fund and Janus Overseas Fund, respectively.

See Notes to Financial Statements.

Janus International and Global Funds  April 30, 2008  37

Statements of Operations

For the six-month period ended April 30, 2008 (unaudited)	Janus Global	Janus Global	Janus Overseas	Janus Worldwide
(all numbers in thousands)	Opportunities Fund	Research Fund	Fund	Fund

Investment Income:
Interest	$6	$2	$118	$7
Securities lending income	28	73	2,574	2,191
Dividends	1,445	2,032	65,338	29,327
Dividends from affiliates	62	86	9,103	1,925
Foreign tax withheld	(51)	(123)	(4,822)	(1,385)
Total Investment Income	1,490	2,070	72,311	32,065
Expenses:
Advisory fees	489	936	32,556	12,155
Transfer agent fees and expenses	223	300	10,497	4,374
Registration fees	11	24	215	22
Custodian fees	11	44	1,013	125
Professional fees	16	15	25	29
Non-interested Trustees’ fees and expenses	1	2	93	26
Printing expenses	12	11	165	119
Interest expense	124	–	–	–
Other expenses	38	33	355	248
Non-recurring costs (Note 2)	–	N/A	N/A	1
Cost assumed by Janus Capital Management LLC (Note 2)	–	N/A	N/A	(1)
Total Expenses	925	1,365	44,919	17,098
Expense and Fee Offset	(6)	(10)	(218)	(118)
Net Expenses	919	1,355	44,701	16,980
Net Investment Income/(Loss)	571	715	27,610	15,085
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	9,457	10,329	655,214	216,852
Net realized gain/(loss) from swap contracts	–	(102)	–	–
Net realized gain/(loss) from options contracts	–	–	30,175	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non – interested Trustees’ deferred compensation	(37,608)	(30,842)(1)	(1,255,706)(1)	(858,793)
Payment from affiliate (Note 2)	2	6	54	5
Net Gain/(Loss) on Investments	(28,149)	(20,609)	(570,263)	(641,936)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(27,578)	$(19,894)	$(542,653)	$(626,851)

(1)	Net of foreign taxes on investments of $19,648 and $4,011,980 for Janus Global Research Fund and Janus Overseas Fund, respectively.

See Notes to Financial Statements.

38  Janus International and Global Funds  April 30, 2008

[This page intentionally left blank.]

Janus International and Global Funds  April 30, 2008  39

Statements of Changes in Net Assets

For the six-month period ended April 30, 2008 (unaudited)	Janus Global
and for the fiscal year ended October 31, 2007	Opportunities Fund
(all numbers in thousands)	2008	2007

Operations:
Net investment income/(loss)	$571	$705
Net realized gain/(loss) from investment and foreign currency transactions	9,457	5,042
Net realized gain/(loss) from swap contracts	–	–
Net realized gain/(loss) from options contracts	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(37,608)	36,966
Payment from affiliate (Note 2)	2	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	(27,578)	42,713
Dividends and Distributions to Shareholders:
Net investment income*	(2,799)	(866)
Net realized gain/(loss) from investment transactions*	(4,999)	(20,656)
Net (Decrease) from Dividends and Distributions	(7,798)	(21,522)
Capital Share Transactions:
Shares sold	13,594	44,832
Redemption fees	108	33
Reinvested dividends and distributions	7,659	21,181
Shares repurchased	(34,585)	(44,288)
Net Increase/(Decrease) from Capital Share Transactions	(13,224)	21,758
Net Increase/(Decrease) in Net Assets	(48,600)	42,949
Net Assets:
Beginning of period	188,616	145,667
End of period	$140,016	$188,616

Undistributed Net Investment Income/(Loss)*	$(1,480)	$748

*	See Note 4 in Notes to Financial Statements

See Notes to Financial Statements.

40  Janus International and Global Funds  April 30, 2008

Janus Global		Janus Overseas		Janus Worldwide
Research Fund		Fund		Fund
2008	2007	2008	2007	2008	2007

$715	$622	$27,610	$61,247	$15,085	$23,903
10,329	11,516	655,214	1,142,936	216,852	646,757
(102)	–	–	–	–	–
–	–	30,175	(12,187)	–	–

(30,842)	47,594	(1,255,706)	2,154,840	(858,793)	388,744
6	–	54	10	5	–
(19,894)	59,732	(542,653)	3,346,846	(626,851)	1,059,404

(782)	(423)	(163,518)	(73,786)	(21,825)	(56,930)
(12,121)	(6,758)	(794,328)	–	–	–
(12,903)	(7,181)	(957,846)	(73,786)	(21,825)	(56,930)

80,514	153,026	1,159,921	4,400,670	69,418	236,119
118	43	2,078	2,808	110	287
12,720	7,069	933,537	72,052	21,345	55,754
(69,224)	(41,552)	(1,382,515)	(1,640,750)	(374,993)	(1,022,739)
24,128	118,586	713,021	2,834,780	(284,120)	(730,579)
(8,669)	171,137	(787,478)	6,107,840	(932,796)	271,895

284,162	113,025	11,424,962	5,317,122	4,645,253	4,373,358
$275,493	$284,162	$10,637,484	$11,424,962	$3,712,457	$4,645,253

$616	$683	$(107,677)	$28,231	$12,845	$19,585

See Notes to Financial Statements.

Janus International and Global Funds  April 30, 2008  41

Financial Highlights

For a share outstanding during the six-month period
ended April 30, 2008 (unaudited)	Janus Global Opportunities Fund
and through each fiscal year ended October 31	2008	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$17.21	$15.32	$13.91	$12.93	$11.66	$8.64
Income from Investment Operations:
Net investment income/(loss)	.05	.07	.10	.10	.03	.03
Net gains/(losses) on securities (both realized and unrealized)	(2.59)	4.13	1.42	.91	1.27	3.02
Total from Investment Operations	(2.54)	4.20	1.52	1.01	1.30	3.05
Less Distributions and Other:
Dividends (from net investment income)*	(.27)	(.09)	(.11)	(.03)	(.03)	(.04)
Distributions (from capital gains)*	(.48)	(2.22)	–	–	–	–
Redemption fees	.01	–(1)	–(1)	–(1)	–(1)	.01
Payment from affiliate	–(2)	–(2)	–	–	–	–
Total Distributions and Other	(.74)	(2.31)	(.11)	(.03)	(.03)	(.03)
Net Asset Value, End of Period	$13.93	$17.21	$15.32	$13.91	$12.93	$11.66
Total Return**	(15.00)%(3)	30.59%(3)	10.96%	7.78%(3)	11.18%	35.51%
Net Assets, End of Period (in thousands)	$140,016	$188,616	$145,667	$177,560	$207,414	$143,659
Average Net Assets for the Period (in thousands)	$154,183	$162,723	$161,256	$218,871	$175,110	$132,935
Ratio of Gross Expenses to Average Net Assets***(4)	1.13%(5)	1.07%(5)	1.17%(6)	1.03%(5)	1.09%(5)	1.17%
Ratio of Net Expenses to Average Net Assets***(4)	1.12%	1.06%	1.15%	1.02%	1.09%	1.16%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.74%	0.43%	0.57%	0.62%	0.24%	0.27%
Portfolio Turnover Rates***	11%	14%	38%	36%	37%	31%

For a share outstanding during the six-month period
ended April 30, 2008 (unaudited)	Janus Global Research Fund
and through each fiscal year or period ended October 31	2008	2007	2006	2005(7)

Net Asset Value, Beginning of Period	$17.11	$13.16	$11.11	$10.00
Income from Investment Operations:
Net investment income/(loss)	.04	.04	.10	(.01)
Net gains/(losses) on securities (both realized and unrealized)	(1.13)	4.72	2.22	1.12
Total from Investment Operations	(1.09)	4.76	2.32	1.11
Less Distributions and Other:
Dividends (from net investment income)*	(.05)	(.05)	(.04)	–
Distributions (from capital gains)*	(.72)	(.76)	(.23)	–
Redemption fees	.01	–(1)	N/A	N/A
Payment from affiliate	–(2)	–(2)	–	–(2)
Total Distributions and Other	(.76)	(.81)	(.27)	–
Net Asset Value, End of Period	$15.26	$17.11	$13.16	$11.11
Total Return**	(6.37)%(3)	38.09%(3)	21.21%	11.10%(3)
Net Assets, End of Period (in thousands)	$275,493	$284,162	$113,025	$47,404
Average Net Assets for the Period (in thousands)	$260,376	$173,760	$79,500	$29,920
Ratio of Gross Expenses to Average Net Assets***(4)	1.05%	1.12%	1.16%	1.27%(8)
Ratio of Net Expenses to Average Net Assets***(4)	1.05%	1.11%	1.14%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.55%	0.36%	0.48%	(0.24)%
Portfolio Turnover Rates***	87%	72%	118%	86%

*	See Note 4 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.
(2)	Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(3)	During the fiscal year or period ended, Janus Capital and/or Janus Services LLC (“Janus Services”) fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(4)	See “Explanations of Charts, Tables and Financial Statements.”
(5)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(6)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and increased the ratio by 0.02%.
(7)	Period from February 25, 2005 (inception date) through October 31, 2005.
(8)	The ratio was 1.61% in 2005 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

42  Janus International and Global Funds  April 30, 2008

For a share outstanding during the six-month period
ended April 30, 2008 (unaudited)	Janus Overseas Fund
and through each fiscal year ended October 31	2008	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$63.02	$42.45	$28.42	$21.62	$19.50	$15.44
Income from Investment Operations:
Net investment income/(loss)	.17	.36	.49	.21	.18	.24
Net gains/(losses) on securities (both realized and unrealized)	(3.01)	20.74	13.80	6.82	2.18	3.98
Total from Investment Operations	(2.84)	21.10	14.29	7.03	2.36	4.22
Less Distributions and Other:
Dividends (from net investment income)*	(.88)	(.55)	(.28)	(.23)	(.24)	(.16)
Distributions (from capital gains)*	(4.29)	–	–	–	–	–
Redemption fees	.01	.02	.02	–(1)	–(1)	–(1)
Payment from affiliate	–(2)	–(2)	–(2)	–(2)	–(2)	–
Total Distributions and Other	(5.16)	(.53)	(.26)	(.26)	(.24)	(.16)
Net Asset Value, End of Period	$55.02	$63.02	$42.45	$28.42	$21.62	$19.50
Total Return**	(4.20)%(3)	50.24%(3)	50.71%(3)	32.74%(3)	12.24%(3)	27.62%
Net Assets, End of Period (in thousands)	$10,637,484	$11,424,962	$5,317,122	$2,554,621	$2,090,180	$2,811,437
Average Net Assets for the Period (in thousands)	$10,261,737	$7,916,993	$3,933,175	$2,272,200	$2,496,896	$2,897,732
Ratio of Gross Expenses to Average Net Assets***(4)(5)	0.88%	0.89%	0.92%	0.90%	0.93%	0.94%
Ratio of Net Expenses to Average Net Assets***(4)	0.88%	0.89%	0.91%	0.89%	0.93%	0.94%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.54%	0.77%	1.69%	0.88%	0.72%	1.21%
Portfolio Turnover Rates***	49%	51%	61%	57%	58%	104%

For a share outstanding during the six-month period
ended April 30, 2008 (unaudited)	Janus Worldwide Fund
and through each fiscal year ended October 31	2008	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$60.04	$48.05	$41.41	$38.12	$37.34	$32.87
Income from Investment Operations:
Net investment income/(loss)	.21	.32	.65	.46	.30	.37
Net gains/(losses) on securities (both realized and unrealized)	(8.34)	12.31	6.48	3.14	.84	4.41
Total from Investment Operations	(8.13)	12.63	7.13	3.60	1.14	4.78
Less Distributions and Other:
Dividends (from net investment income)*	(.29)	(.64)	(.49)	(.31)	(.36)	(.31)
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	–(1)	–(1)	–(1)	–(1)	–(1)	–(1)
Payment from affiliate	–(2)	–(2)	–(2)	–(2)	–(2)	–
Total Distributions and Other	(.29)	(.64)	(.49)	(.31)	(.36)	(.31)
Net Asset Value, End of Period	$51.62	$60.04	$48.05	$41.41	$38.12	$37.34
Total Return**	(13.57)%(3)	26.53%(3)	17.34%(3)	9.47%(3)	3.06%(3)	14.65%
Net Assets, End of Period (in thousands)	$3,712,457	$4,645,253	$4,373,358	$4,957,669	$7,074,321	$11,340,655
Average Net Assets for the Period (in thousands)	$3,926,420	$4,522,584	$4,601,953	$5,984,293	$9,278,240	$12,123,565
Ratio of Gross Expenses to Average Net Assets***(4)(5)	0.88%	0.88%(6)	0.87%(6)	0.85%	0.92%	0.93%
Ratio of Net Expenses to Average Net Assets***(4)	0.88%	0.87%	0.86%	0.85%	0.92%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.77%	0.53%	1.31%	0.90%	0.61%	0.99%
Portfolio Turnover Rates***	20%	27%	43%	33%	120%	108%

*	See Note 4 in Notes to Financial Statements.
**	Total Return not annualized for periods of less than one full year.
***	Annualized for periods of less that one full year.

(1)	Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(2)	Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(3)	During the fiscal year or period ended, Janus Capital and/or Janus Services LLC (“Janus Services”) fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(4)	See “Explanations of Charts, Tables and Financial Statements.”
(5)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year or period ended 2008, 2007, 2006, 2005 and 2004.
(6)	The ratio was 0.89% in 2007 and 0.90% in 2006 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

Janus International and Global Funds  April 30, 2008  43

Notes to Schedules of Investments (unaudited)

Lipper Global Funds	Funds that invest at least 25% of their portfolios in securities traded outside of the United States and that may own U.S. securities as well.

Lipper International Funds	Funds that invest their assets in securities with primary trading markets outside of the United States.

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	Is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International EAFE® Index	Is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World Growth Index	Measures the performance of growth stocks in developed countries throughout the world. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World IndexSM	Is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 1000® Index	Measures the performance of the 1,000 largest companies in the Russell 3000® Index.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income-producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.
#	Loaned security; a portion or all of the security is on loan at April 30, 2008.
†	The security is purchased with the cash collateral received from securities on loan (Note 1).

º º  Schedule of Fair Valued Securities (as of April 30, 2008)

		Value as a
	Value	% of Net Assets

Janus Overseas Fund
Eurodekania, Ltd.	$21,140,752	0.2%
Star Asia Financial, Ltd. (U.S. Shares) (144A)	4,799,015	0.0%
Trinity, Ltd.	25,071,228	0.2%

	$51,010,995	0.4%

Securities are valued at “fair value” pursuant to procedures adopted by the Fund’s trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to a systematic fair valuation model.

44  Janus International and Global Funds  April 30, 2008

§  Schedule of Restricted and Illiquid Securities (as of April 30, 2008)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Overseas Fund
Eurodekania, Ltd. º º	3/8/07	$17,754,225	$21,140,752	0.2%
Star Asia Financial, Ltd. (U.S. Shares)(144A) º º	2/22/07-6/22/07	7,663,913	4,799,015	0.0%
Trinity, Ltd. º º	11/14/07	25,332,992	25,071,228	0.2%

		$50,751,130	$51,010,995	0.4%

The Fund has registration rights for certain restricted securities held as of April 30, 2008. The issuer incurs all registration costs.

£	The Investment Company Act of 1940, as amended, defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the period ended April 30, 2008.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 4/30/08

Janus Overseas Fund
Actions Semiconductor Company, Ltd. (ADR)*	–	$–	–	$–	$–	$–	$22,322,917
A-Max Holdings, Ltd.*(1)	426,816,597	44,089,707	183,570,000	3,093,821	(540,118)	–	24,232,235
ARM Holdings PLC	–	–	–	–	–	1,981,913	166,716,217
Balrampur Chini Mills, Ltd.*	–	–	–	–	–	–	33,891,680
BrasilAgro – Companhia Brasileira de Propriedades Agricolas*(2)	3,405,600	–	–	–	–	–	22,357,826
C&C Group PLC	–	–	–	–	–	–	111,541,198
Chaoda Modern Agriculture Holdings, Ltd.(3)	1,767,875	–	–	–	–	1,017,613	206,109,217
Cosan, Ltd. – Class A (ADR)*	–	–	7,152,920	75,105,660	13,827,305	–	145,348,946
Eurodekania, Ltd.	–	–	–	–	–	594,087	21,140,752
IG Group Holdings PLC	–	–	–	–	–	1,338,670	162,724,126
Melco International Development, Ltd.	–	–	–	–	–	81,471	87,068,859
NDS Group PLC (ADR)*	–	–	–	–	–	–	49,664,891
Osstem Implant Company, Ltd.*	–	–	–	–	–	–	20,277,696
Trinity, Ltd.*	55,035,935	25,332,992	–	–	–	–	25,071,228
Vimicro International Corp. (ADR)*	–	–	–	–	–	–	6,384,590

		$69,422,699		$78,199,481	$13,287,187	$5,013,754	$1,104,852,378

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 4/30/08

Janus Worldwide Fund
Ryland Group, Inc.	–	$–	–	$–	$–	$812,837	$108,310,503

	–	$–	–	$–	$–	$812,837	$108,310,503

(1)	Adjusted for 1:10 Reverse Stock Split on 4/8/08.
(2)	Adjusted for 100:1 Stock Split on 11/1/07.
(3)	Adjusted for 1.25% Stock Dividend on 11/22/07.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of April 30, 2008 is noted below.

Fund	Aggregate Value

Janus Global Research Fund	$561,386
Janus Overseas Fund	1,062,733,345

Janus International and Global Funds  April 30, 2008  45

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Global Opportunities Fund, Janus Global Research Fund, Janus Overseas Fund and Janus Worldwide Fund (collectively the “Funds” and individually a “Fund”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust has twenty-nine funds. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified as defined in the 1940 Act, with the exception of Janus Global Opportunities Fund, which is classified as nondiversified. The Funds are no-load investments. The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Effective December 21, 2007, Janus Overseas Fund was closed to new investors. Current investors may continue to invest in the Fund, as well as reinvest any dividends or capital gains distributions. However, once an account is closed, additional investments in the Fund will not be accepted unless you meet certain criteria.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds’ are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or non-public securities. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each of the Fund in the Trust

Securities Lending
Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC (“Janus Capital”) makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash,

46  Janus International and Global Funds  April 30, 2008

U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of April 30, 2008, the Funds had on loan securities valued as indicated:

Value at
Fund	April 30, 2008

Janus Global Opportunities Fund	$11,097,023
Janus Global Research Fund	21,814,505
Janus Overseas Fund	685,178,540
Janus Worldwide Fund	361,937,048

As of April 30, 2008, the Funds received cash collateral for securities lending activity as indicated:

Cash Collateral at
Fund	April 30, 2008

Janus Global Opportunities Fund	$11,542,260
Janus Global Research Fund	22,911,717
Janus Overseas Fund	706,524,569
Janus Worldwide Fund	376,561,566

As of April 30, 2008, all cash collateral received by the Funds was invested in the Allianz Dresdner Daily Asset Fund, except as noted in the following tables:

Fund	Time Deposits

Janus Global Opportunities Fund	$4,768,576
Janus Global Research Fund	14,381,071
Janus Overseas Fund	448,026,753
Janus Worldwide Fund	202,987,923

Repurchase
Fund	Agreements

Janus Global Opportunities Fund	$1,560,408
Janus Global Research Fund	4,705,878
Janus Overseas Fund	146,606,557
Janus Worldwide Fund	66,423,177

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Funds’ direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending
Pursuant to an exemptive order received from the SEC, each Fund may be party to interfund lending agreements between the Fund and other Janus Capital-sponsored mutual funds, which permits them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Funds’ total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions
The Funds may enter into forward currency contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable). Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts
The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Janus International and Global Funds  April 30, 2008  47

Notes to Financial Statements (unaudited) (continued)

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian.

Swaps
The Funds may enter into swap agreements to hedge exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Swap contracts are reported as an asset and liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Funds, and/or the termination value. Therefore, the Funds consider the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

Options Contracts
The Funds may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period of up to three years. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Funds pay a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or

48  Janus International and Global Funds  April 30, 2008

sold. There is no limit to the loss the Funds may recognize due to written call options.

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own, or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of a Fund’s short sales positions, other than against the box, will not exceed 10% of its net assets. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that the Fund may recognize upon termination of a short sale. Short sales held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable).

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Unrealized net appreciation or depreciation of investments and foreign currency translations arises from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-Issued Securities
The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds custodian sufficient to cover the purchase price.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds, which are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Equity-Linked Structured Notes
The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Janus International and Global Funds  April 30, 2008  49

Notes to Financial Statements (unaudited) (continued)

Restricted Cash
As of April 30, 2008, Janus Global Research Fund had restricted cash in the amount of $160,000. The restricted cash represents funds in relation to swap contracts invested by the Funds as of April 30, 2008. The restricted cash is held at the Fund’s custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Initial Public Offerings
The Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions
Each Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually, The majority of dividends and capital gains distributions from a Fund will be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Funds adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on April 30, 2008. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that based on the technical merits have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Funds to analyze all open tax years, fiscal years 2003 - 2006 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended April 30, 2008, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, the Funds will be required to disclose the extent to which fair value is used to measure assets and liabilities and the inputs used to develop the measurements.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for

50  Janus International and Global Funds  April 30, 2008

Financial Assets and Financial Liabilities” (“SFAS No. 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS No. 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS No. 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management does not believe the adoption of SFAS No. 159 will impact the financial statement amounts.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Funds’ financial statement disclosures.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Funds pay a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate shown in the table below:

Fund	Advisory Fee %

Janus Global Opportunities Fund	0.64%
Janus Global Research Fund	0.64%
Janus Overseas Fund	0.64%
Janus Worldwide Fund	0.60%

For Janus Global Research Fund and Janus Worldwide Fund, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark, as shown below:

Fund	Benchmark Index

Janus Global Research Fund	MSCI World Growth Index
Janus Worldwide Fund	MSCI World IndexSM

Any performance adjustment commenced on January 1, 2007 for Janus Global Research Fund and February 1, 2007 for Janus Worldwide Fund, prior to which only the base fee rate applied. Only the base fee rate will apply until January 2007 for Janus Global Research Fund and February 2007 for Janus Worldwide Fund, at which time the calculation of the performance adjustment is applied as follows:

(Investment Advisory Fee = Base Fee +/- Performance Adjustment).

The investment advisory fee paid to Janus Capital by the Funds consists of two components: (i) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee”), plus or minus (ii) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months. When the Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance Adjustment began January 2007 for Global Research Fund and February 2007 for Janus Worldwide Fund. No Performance Adjustment will be applied unless the difference between the Fund’s investment performance and the investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. For Janus Global Research Fund, the Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund compared to the cumulative investment record of the Russell 1000® Index (for periods prior to January 1, 2007) and the MSCI World Growth Index (for periods commencing January 1, 2007). The aggregate of the Fund’s performance versus these two benchmark indices, respectively, are used for purposes of calculating the Performance Adjustment. Because the Performance Adjustment is tied to the Fund’s performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund’s benchmark index does not have any expenses. Reinvestment of dividends and distributions are included in calculating both the performance of a Fund and the Fund’s benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in

Janus International and Global Funds  April 30, 2008  51

Notes to Financial Statements (unaudited) (continued)

arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

The Funds’ prospectus and statement of additional information contain additional information about performance-based fees. The amount shown as Advisory fees on the Statement of Operations reflects the Base Fee plus/minus any Performance Adjustment. During the six-month period ended April 30, 2008, the Funds recorded the following Performance Adjustment as indicated in the table below:

Performance
Fund	Fee

Janus Global Research	$109,619
Janus Worldwide	467,015

Until at least March 1, 2009, provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed to reimburse Janus Global Research Fund by the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding brokerage commissions, interest, taxes and extraordinary expenses, (including, but not limited to, acquired fund fees and expenses) exceed the annual rate of 1.25%. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as Excess Expense Reimbursement on the Statement of Operations.

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Each Fund pays Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital and the Funds’ transfer agent, an asset-weighted average annual fee based on the proportion of each Fund’s total net assets sold directly and the proportion of each Fund’s net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per open shareholder account from each of the Funds excluding Janus Overseas Fund for transfer agent services.

During the six-month period ended April 30, 2008, Janus Services reimbursed the following Funds as a result of dilutions caused by incorrectly processed shareholder activity as indicated in the table below:

Fund

Janus Global Opportunities Fund	$1,847
Janus Global Research Fund	5,647
Janus Overseas Fund	53,663
Janus Worldwide Fund	4,699

During the fiscal year ended October 31, 2007, Janus Services reimbursed the following Fund as a result of dilutions caused by incorrectly processed shareholder activity as indicated in the table below:

Fund

Janus Global Opportunities Fund	$3
Janus Overseas Fund	9,628
Janus Worldwide Fund	400

During the six-month period ended April 30, 2008, Janus Capital reimbursed the following Funds as a result of dilutions caused by certain trading and/or pricing errors as indicated in the table below:

Fund

Janus Worldwide Fund	$3

During the fiscal year ended October 31, 2007, Janus Capital reimbursed the following Funds as a result of dilutions caused by certain trading and/or pricing errors as indicated in the table below:

Fund

Janus Global Research Fund	–(1)

(1)	Amounts reimbursed were less than a dollar.

For the six-month period ended April 30, 2008, Janus Capital assumed $16,904 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Portfolios”) in connection with the regulatory and civil litigation matters discussed in the Pending Legal Matters. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. No fees were allocated to the Funds that commenced operations after July 31, 2004. As a result, no fees were allocated to Janus Global Research Fund. Additionally, all future non-recurring costs will be allocated to the Portfolios based upon the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one

52  Janus International and Global Funds  April 30, 2008

or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of April 30, 2008 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the six-month period ended April 30, 2008 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended April 30, 2008.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $39,907 was paid by the Trust during the six-month period ended April 30, 2008. Each Fund’s portion is reported as part of “Other Expenses” on the Statement of Operations.

A 2.00% redemption fee may be imposed on shares of Janus Global Opportunities Fund, Janus Global Research Fund, Janus Overseas Fund and Janus Worldwide held for 90 days or less. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund’s asset level and cash flow due to short-term money movements in and out of the Fund. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees received by the Funds for the six-month period ended April 30, 2008 are indicated in the table below:

Fund	Redemption Fee

Janus Global Opportunities Fund	$107,500
Janus Global Research Fund	118,645
Janus Overseas Fund	2,077,767
Janus Worldwide Fund	110,491

The Funds may invest in money market funds, including funds managed by Janus Capital. During the six-month period ended April 30, 2008, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 4/30/08

Janus Institutional Cash Management Fund - Institutional Shares
Janus Global Opportunities Fund	$6,274,537	$9,855,773	$29,119	$222,360
Janus Global Research Fund	21,338,665	27,491,235	55,591	1,163,600
Janus Overseas Fund	719,627,790	539,013,867	3,079,031	217,677,873
Janus Worldwide Fund	79,081,095	116,115,191	653,371	10,712,839

	$826,322,087	$692,476,066	$3,817,112	$229,776,672

Janus Institutional Money Market Fund - Institutional Shares
Janus Global Opportunities Fund	$18,514,004	$17,818,364	$33,010	$695,640
Janus Global Research Fund	36,754,745	28,130,745	30,399	10,147,400
Janus Overseas Fund	736,865,057	764,739,827	1,009,998	18,198,280
Janus Worldwide Fund	244,064,020	243,010,680	459,193	1,053,340

	$1,036,197,826	$1,053,699,616	$1,532,600	$30,094,660

3.	Purchases and Sales of Investment Securities

For the six-month period ended April 30, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) were as follows:

			Purchase of Long-	Proceeds from Sales
	Purchase of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Global Opportunities Fund	$8,081,346	$25,227,649	$–	$–
Janus Global Research Fund	118,806,412	112,166,868	–	–
Janus Overseas Fund	2,528,793,095	2,731,085,872	–	–
Janus Worldwide Fund	386,184,865	617,945,662	–	–

Janus International and Global Funds  April 30, 2008  53

Notes to Financial Statements (unaudited) (continued)

4.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2008 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals and passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized	Net Tax
Fund	Cost	Appreciation	(Depreciation)	Appreciation

Janus Global Opportunities Fund	$135,114,326	$27,433,390	$(11,107,921)	$16,325,469
Janus Global Research Fund	275,748,256	39,675,501	(16,486,888)	23,188,613
Janus Overseas Fund	9,108,663,704	2,858,219,115	(616,767,597)	2,241,451,518
Janus Worldwide Fund	3,861,869,172	699,432,202	(471,818,600)	227,613,602

Net capital loss carryovers as of October 31, 2007 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended October 31, 2007

				Accumulated
Fund	October 31, 2009	October 31, 2010	October 31, 2011	Capital Losses

Janus Overseas Fund(1)	$–	$(1,382,484)	$–	$(1,382,484)
Janus Worldwide Fund	(883,114,609)	(3,186,843,718)	(670,957,456)	(4,740,915,783)

(1)	Capital loss carryovers subject to annual limitations.

During the year ended October 31, 2007, the following capital loss carryovers were utilized by the Funds as indicated in the table below:

Capital Loss
Fund	Carryover Utilized

Janus Overseas Fund	$340,081,426
Janus Worldwide Fund	649,963,100

5.	Capital Share Transactions

	Janus Global
For the six-month period ended April 30, 2008 (unaudited)	Opportunities		Janus Global		Janus Overseas		Janus Worldwide
and the fiscal year ended October 31, 2007	Fund		Research Fund		Fund		Fund
(all numbers in thousands)	2008	2007	2008	2007	2008	2007	2008	2007

Transactions in Fund Shares
Shares sold	903	2,819	5,362	10,385	21,179	87,171	1,329	4,375
Reinvested dividends and distributions	510	1,489	830	544	17,531	1,571	392	1,098
Shares repurchased	(2,324)	(2,858)	(4,747)	(2,912)	(26,647)	(32,720)	(7,172)	(19,107)
Net Increase/(Decrease) in Fund Shares	(911)	1,450	1,445	8,017	12,063	56,022	(5,451)	(13,634)
Shares Outstanding, Beginning of Period	10,959	9,509	16,606	8,589	181,278	125,256	77,375	91,009
Shares Outstanding, End of Period	10,048	10,959	18,051	16,606	193,341	181,278	71,924	77,375

54  Janus International and Global Funds  April 30, 2008

6.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, Enhanced Investment Technologies, LLC (“INTECH”), Bay Isle Financial LLC (“Bay Isle”), Perkins, Wolf, McDonnell and Company, LLC (“Perkins”), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter was held in December 2007. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI’s Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements. These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus International and Global Funds  April 30, 2008  55

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Funds’ website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the three Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 14, 2007, based on their evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2008 through February 1, 2009 (January 1, 2008 through January 1, 2009 for INTECH Risk-Managed Stock Fund and Janus Global Research Fund), subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund, the knowledge of the Trustees gained from their regular meetings with management on at least a quarterly basis, and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds’ administrator, monitoring adherence to the Funds’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders, and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and/or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that, taking into account steps taken to address those Funds whose performance lagged that of the median of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the

56  Janus International and Global Funds  April 30, 2008

appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the investment performance of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Fund’s benchmark index. They concluded that the performance of many Funds was good to very good under current market conditions. Although the performance of some Funds lagged that of the median of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided
The Trustees examined information on the fees and expenses of each Fund in comparison to similar information for comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only services related to portfolio management). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, the Trustees noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology used in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. They also reviewed the financial statements of Janus Capital’s parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receives adequate incentives to manage the Funds effectively. They recognized that profitability comparisons among investment advisers are difficult because very little comparative information is publicly available and profitability of any adviser is affected by numerous factors, including the organizational structure of the particular adviser, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the adviser’s capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees payable by Janus Capital or the Funds to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. They also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Fund, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds declined in the past few years, those Funds benefited from having advisory fee rates that remained constant rather than increasing as assets declined. In addition, performance fee structures have been

Janus International and Global Funds  April 30, 2008  57

Additional Information (unaudited) (continued)

implemented for several Funds that will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers, based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and that the transfer agent receives compensation directly from the non-money market Funds for services provided. They also considered Janus Capital’s past and proposed use of commissions paid by Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting those Funds and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of “soft” commission dollars of a Fund to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They also concluded that Janus Capital benefits from the receipt of proprietary and third-party research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, all of the Trustees, all of whom are Independent Trustees, concluded that the proposed continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, was in the best interest of the respective Funds and their shareholders.

58  Janus International and Global Funds  April 30, 2008

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services LLC and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended October 31, 2007. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

Janus International and Global Funds  April 30, 2008  59

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statement of Changes in Net Assets

This statement reports the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s net asset value (“NAV”) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The

60  Janus International and Global Funds  April 30, 2008

expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size asset of a Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus International and Global Funds  April 30, 2008  61

Janus provides access to a wide range of investment disciplines.

Asset Allocation
Janus asset allocation portfolios invest in several underlying mutual funds, rather than individual securities, in an attempt to offer investors an instantly diversified portfolio. Janus Smart Portfolios are unique in their combination of funds that leverage the fundamental research approach of Janus with funds supported by the risk-managed, mathematical investment process of INTECH (a Janus subsidiary).

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed
Our risk-managed fund seeks to outperform its index while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), this fund uses a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, go to www.janus.com.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

Investments in money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money market funds.

151 Detroit Street Denver, CO 80206 1-800-525-3713

Funds distributed by Janus Distributors LLC (6/08)

C-0307-52	111-24-105 06-08

2008 Semiannual Report
Janus Bond & Money Market Funds

Bond
Janus Flexible Bond Fund
Janus High-Yield Fund
Janus Short-Term Bond Fund
Money Market
Janus Money Market Fund
Janus Government Money Market Fund
Janus Tax-Exempt Money Market Fund

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your fund
• Fund performance, characteristics and holdings

            Janus Bond & Money Market Funds

Co-Chief Investment Officers’ Letter to Shareholders	1
Useful Information About Your Fund Report	5
Management Commentaries and Schedules of Investments
Janus Flexible Bond Fund	6
Janus High-Yield Fund	16
Janus Short-Term Bond Fund	28
Janus Money Market Fund	35
Janus Government Money Market Fund	39
Janus Tax-Exempt Money Market Fund	40
Statements of Assets and Liabilities – Bond Funds	42
Statements of Operations – Bond Funds	43
Statements of Changes in Net Assets – Bond Funds	44
Financial Highlights – Bond Funds	45
Statements of Assets and Liabilities – Money Market Funds	47
Statements of Operations – Money Market Funds	48
Statements of Changes in Net Assets – Money Market Funds	49
Financial Highlights – Money Market Funds	50
Notes to Schedules of Investments	52
Notes to Financial Statements	54
Additional Information	66
Explanations of Charts, Tables and Financial Statements	69

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.
Investment in money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds.

Co-Chief Investment Officers’ Letter to the Shareholders

Jonathan Coleman
Co-Chief Investment
Officer

Gibson Smith
Co-Chief Investment
Officer

Dear Shareholders,

Challenging economic conditions have been the dominant theme for the financial markets over the past several months. Despite recent volatility, our investment team has maintained a relentless focus on our fundamental, bottom-up research process and has continued to discover compelling investment opportunities for our shareholders.

Major Market Themes

Turmoil in the credit markets, uncertainty surrounding the near-term outlook for the U.S. economy and a weaker corporate profit picture made for a volatile and difficult market environment over the past several months. While sentiment toward the end of the period improved and U.S. equity markets finished well above their mid-March lows, stocks were broadly lower over the six months ended April 30, 2008. The Russell 1000® Index declined 9.54%, the Russell 2000® Index was down 12.92% and the Morgan Stanley Capital International (MSCI) All Country World IndexSM gave up 9.47% during the period. Fixed-income markets proved to be volatile over the period with the Lehman Brothers Aggregate Bond Index up 4.08% and the Lehman Brothers High-Yield Bond Index lost 0.74% over the period.

Additional write-offs related to the loose lending practices over the previous 36 months, slowing consumer spending and a softening labor market, accompanied by record commodity prices and rising inflation expectations, weighed on investor sentiment during the period. Stocks reached their lows in mid-March amid fears that credit conditions could suffer another setback given a deteriorating liquidity position at investment bank Bear Stearns. Uncertain market conditions resulted in interest rates hitting five-year lows with the 10-Year Treasury Note touching 3.33%. Prior to that, periodic liquidity injections by the Federal Reserve (Fed) failed to alleviate the stress in the funding and credit markets. Financial markets stabilized somewhat after the Fed aggressively lowered the Federal Funds rate, expanded the collateral it would accept, allowed for broker/dealers to borrow directly from the Fed and played an instrumental role in JP Morgan Chase’s purchase of near-defunct Bear Stearns. All of these moves were vitally important toward stabilizing the financial system while allowing for the recovery process to continue. By the end, the Fed had lowered its target interest rate from 4.50% to 2.00% during the period.

Following the March lows, the equity market’s rally at the end of the six-month period can be attributed to the moves by the Fed and, in part, to improving sentiment as investors began to look ahead to a possible economic recovery. Nevertheless, concerns about elevated inflationary pressures, soft consumer spending, the weak housing market and the lingering possibility of more write-downs continued to weigh on the market.

Performance Notables

For the one-year period ended April 30, 2008, 77% of Janus’ retail funds ranked within Lipper’s top two quartiles, based upon total returns. The results were even stronger over longer time periods as 87% of our retail funds achieved first- or second-quartile Lipper rankings over three years and 86% ranked in Lipper’s top two quartiles over five years. Furthermore, 78.3% of our retail funds had a 4- or 5-star overall Morningstar Ratingtm as of April 30, 2008, well ahead of the 32.5% of funds for which Morningstar awards 4- or 5-stars in each category. (See complete Lipper rankings on page 3 and complete Morningstar Ratingstm on page 4).

Investment Team Update

We continue to enhance the breadth of our global stock coverage and work tirelessly to generate solid investment insights in an attempt to deliver superior investment performance. Our hands-on research approach is critical to our stock selection process. As such, the Janus equity research team traveled over 2.9 million miles in 2007 investigating potential stock and bond picks worldwide. This year, we plan to embark on a multi-year strategy to locate certain investment personnel closer to the companies that they research as an important first step in building out our global footprint from a research standpoint.

While our objective is to develop a research edge and invest with conviction in our funds, we seek to do so in a disciplined and thoughtful way by clearly understanding and managing risk in our portfolios. Dan Scherman, Director of Risk and Trading, works continually with our investment management

Janus Bond and Money Market Funds  April 30, 2008  1

Continued

team to ensure that portfolio risks are intentional and calculated. We believe this analysis is both timely and critical as we navigate today’s challenging markets.

Conclusion

As we look back over the past six months, we are relieved that signs of stabilization appeared in the financial markets as the period came to a close. However, we recognize that there are still significant challenges ahead. Increasing risk aversion has resulted in a significant contraction of credit availability for both consumers and corporations. The tightening of credit, along with declining real estate prices, rising energy prices and a climbing unemployment rate may all create significant economic headwinds in the near future. While unsettling, we believe this is a natural and necessary process of recovery from the excessive risk-taking and loose lending standards that developed over the previous several years in many areas of the credit markets. We feel that the environment will improve as the healing process progresses.

So, as we look ahead, we are paying very close attention to the outlook for the global economy, with a keen focus on slowing growth in the United States and the growth rates of the emerging economies around the globe. As these emerging economies become more prosperous, they may be able to move from economies based exclusively on exports fueling their growth to more balanced models emphasizing both exports and internal consumption of the goods they produce. Over a longer period of time, we believe this creates more stability in the global economy. We are also watching rising energy and commodity prices and their impact on inflationary expectations and the absolute level of interest rates. In addition to interest rates, we are focused on the outlook for the housing market and the implications of changes in home prices on the underlying health of the financial system, believing that the recapitalization of the banking and brokerage sectors is a vitally important element of the healing process.

While market volatility is undoubtedly challenging, it can also create an environment that can result in incredibly compelling investment opportunities. Our top priority is to remain committed to our process of in-depth fundamental research, which has been at the core of our investment process since Janus’ inception in 1969. With this singular focus we strive to deliver consistent long-term results for our shareholders.

Thank you for your continued investment in Janus funds.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

2  Janus Bond and Money Market Funds  April 30, 2008

Lipper Rankings (unaudited)

		Lipper Rankings – Based on total returns as of 4/30/08

		One Year		Three Year		Five Year		Ten Year		Since Inception		Since PM Inception
		Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/
	Lipper Category	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds

Janus Investment Fund (Inception Date)
Janus Fund (2/70)	Large-Cap Growth Funds	58	429/748	26	162/634	39	203/528	43	107/250	11	2/18	32	246/776

Janus Enterprise Fund(1) (9/92)	Mid-Cap Growth Funds	9	50/604	6	27/503	6	21/414	34	60/179	26	12/46	3	13/623

Janus Orion Fund (6/00)	Multi-Cap Growth Funds	2	10/513	2	5/396	1	1/329	N/A	N/A	17	35/212	3	16/558

Janus Research Fund(1) (5/93)	Large-Cap Growth Funds	19	141/748	4	24/634	3	14/528	3	7/250	3	2/79	2	9/678

Janus Triton Fund(1)(2/05)	Small-Cap Growth Funds	8	42/598	5	24/481	N/A	N/A	N/A	N/A	2	6/471	3	15/542

Janus Twenty Fund* (4/85)	Large-Cap Growth Funds	1	1/748	1	1/634	1	1/528	2	4/250	3	1/36	1	1/807

Janus Venture Fund* (4/85)	Small-Cap Growth Funds	69	410/598	32	150/481	9	35/395	24	44/187	9	1/11	23	69/308

Janus Global Life Sciences Fund (12/98)	Health/Biotechnology Funds	4	7/195	17	25/153	13	18/141	N/A	N/A	13	6/47	4	7/195

Janus Global Technology Fund (12/98)	Science & Technology Funds	23	60/264	16	38/241	29	63/219	N/A	N/A	19	14/74	18	45/250

Janus Balanced Fund(1) (9/92)	Mixed-Asset Target Allocation Moderate Funds	2	7/451	1	3/349	24	55/232	6	7/136	4	1/29	1	3/349

Janus Contrarian Fund (2/00)	Multi-Cap Core Funds	12	98/863	1	1/680	1	1/498	N/A	N/A	5	12/294	5	12/294

Janus Fundamental Equity Fund(1) (6/96)	Large-Cap Core Funds	25	201/822	4	26/684	6	34/575	1	3/299	1	1/207	26	217/848

Janus Growth and Income Fund(1) (5/91)	Large-Cap Core Funds	30	245/822	21	140/684	29	163/575	8	22/299	6	4/74	21	173/848

INTECH Risk-Managed Stock Fund (2/03)	Multi-Cap Core Funds	63	540/863	64	433/680	31	150/498	N/A	N/A	35	172/497	35	172/497

Janus Mid Cap Value Fund – Inv(1)(2) (8/98)	Mid-Cap Value Funds	6	17/332	13	34/264	17	34/204	N/A	N/A	2	1/66	2	1/66

Janus Small Cap Value Fund – Inv*(2) (10/87)	Small-Cap Core Funds	11	84/796	30	191/638	44	214/493	14	25/190	12	15/130	12	15/130

Janus Flexible Bond Fund(1) (7/87)	Intermediate Investment Grade Debt Funds	11	57/559	9	39/473	15	59/403	36	70/194	14	3/22	11	60/563

Janus High-Yield Fund(1) (12/95)	High Current Yield Funds	59	270/458	49	185/383	71	235/333	22	35/163	5	4/97	46	161/349

Janus Short-Term Bond Fund(1) (9/92)	Short Investment Grade Debt Funds	28	72/262	28	58/211	22	35/160	33	28/84	32	8/24	31	79/262

Janus Global Opportunities Fund(1) (6/01)	Global Funds	73	320/443	95	330/349	65	173/267	N/A	N/A	29	60/207	29	60/207

Janus Global Research Fund(1)(2/05)	Multi-Cap Growth Funds	4	15/443	3	10/349	N/A	N/A	N/A	N/A	4	10/324	4	10/324

Janus Overseas Fund*(1) (5/94)	International Funds	1	7/1122	1	1/821	1	1/682	3	7/331	1	1/110	1	1/685

Janus Worldwide Fund(1) (5/91)	Global Funds	73	321/443	78	271/349	96	255/267	82	100/122	36	6/16	80	238/299

Janus Smart Portfolio – Growth (12/05)	Mixed-Asset Target Allocation Growth Funds	3	14/669	N/A	N/A	N/A	N/A	N/A	N/A	2	10/582	2	10/582

Janus Smart Portfolio – Moderate (12/05)	Mixed-Asset Target Allocation Moderate Funds	1	3/451	N/A	N/A	N/A	N/A	N/A	N/A	2	7/383	2	7/383

Janus Smart Portfolio – Conservative (12/05)	Mixed-Asset Target Allocation Conservative Funds	3	9/429	N/A	N/A	N/A	N/A	N/A	N/A	2	6/339	2	6/339

(1)	The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

(2)	Rating is for the Investor Share class only; other classes may have different performance characteristics.

*	Closed to new investors.

Past performance is no guarantee of future results. Call 1-800-525-3713 or visit janus.com for current month end performance.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus Bond and Money Market Funds  April 30, 2008  3

Morningstar Ratingstm (unaudited)

		Morningstar Ratingstm based on
		total returns as of 4/30/08

		OVERALL RATING(1)		THREE-YEAR RATING		FIVE-YEAR RATING		TEN-YEAR RATING
	CATEGORY	STARS	# OF FUNDS	STARS	# OF FUNDS	STARS	# OF FUNDS	STARS	# OF FUNDS

Janus Investment Fund

Janus Fund	Large Growth Funds	***	1458	****	1458	***	1205	***	566

Janus Enterprise Fund	Mid-Cap Growth Funds	****	828	*****	828	*****	694	***	311

Janus Orion Fund	Mid-Cap Growth Funds	*****	828	*****	828	*****	694	N/A	311

Janus Research Fund	Large Growth Funds	*****	1458	*****	1458	*****	1205	****	566

Janus Triton Fund	Small Growth Funds	*****	688	*****	688	N/A	560	N/A	270

Janus Twenty Fund(2)	Large Growth Funds	*****	1458	*****	1458	*****	1205	*****	566

Janus Venture Fund(2)	Small Growth Funds	***	688	***	688	****	560	***	270

Janus Global Life Sciences Fund	Specialty-Health Funds	****	183	****	183	****	166	N/A	54

Janus Global Technology Fund	Specialty-Technology Funds	****	264	****	264	****	235	N/A	69

Janus Balanced Fund	Moderate Allocation Funds	*****	937	*****	937	****	717	*****	422

Janus Contrarian Fund	Large Blend Funds	*****	1695	*****	1695	*****	1316	N/A	630

Janus Fundamental Equity Fund	Large Blend Funds	*****	1695	*****	1695	****	1316	*****	630

Janus Growth and Income Fund	Large Growth Funds	****	1458	***	1458	***	1205	*****	566

INTECH Risk-Managed Stock Fund	Large Blend Funds	****	1695	***	1695	****	1316	N/A	630

Janus Mid Cap Value Fund — Institutional Shares(2)	Mid-Cap Value Funds	*****	301	*****	301	*****	217	N/A	66

Janus Mid Cap Value Fund — Investor Shares	Mid-Cap Value Funds	*****	301	*****	301	*****	217	N/A	66

Janus Small Cap Value Fund — Institutional Shares(2)	Small Value Funds	****	338	****	338	****	267	****	102

Janus Small Cap Value Fund — Investor Shares(2)	Small Value Funds	****	338	****	338	***	267	****	102

Janus Flexible Bond Fund	Intermediate-Term Bond Funds	****	984	****	984	****	832	***	439

Janus High-Yield Fund	High Yield Bond Funds	***	470	***	470	**	402	****	210

Janus Short-Term Bond Fund	Short-Term Bond Funds	****	388	****	388	****	290	***	165

Janus Global Opportunities Fund	World Stock Funds	**	463	*	463	**	390	N/A	201

Janus Global Research Fund	World Stock Funds	*****	463	*****	463	N/A	390	N/A	201

Janus Overseas Fund(2)	Foreign Large Growth Funds	*****	184	*****	184	*****	158	****	75

Janus Worldwide Fund	World Stock Funds	**	463	**	463	*	390	***	201

Janus Smart Portfolio — Growth	Moderate Allocation Funds	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Janus Smart Portfolio — Moderate	Moderate Allocation Funds	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Janus Smart Portfolio — Conservative	Conservative Allocation Funds	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Percent of funds rated 4 or 5 stars		78.3%		73.9%		71.4%		57.1%

(1)	The Overall Morningstar RatingTM is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar RatingTM metrics.

(2)	Closed to new investors.

Data presented reflects past performance, which is no guarantee of future results.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variation in the distribution percentages.)

© 2008 Morningstar, Inc. All Rights Reserved.

4  Janus Bond and Money Market Funds  April 30, 2008

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was April 30, 2008. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from November 1, 2007 to April 30, 2008.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Bond Fund’s total operating expenses, excluding brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses, to certain limits until at least March 1, 2009. Janus Capital has agreed to waive one-half of its advisory fee for each Money Market Fund. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Bond and Money Market Funds  April 30, 2008  5

Janus Flexible Bond Fund (unaudited)	Ticker: JAFIX

Fund Snapshot
This bond fund continually adjusts its allocations among different types of bond investments in an attempt to take advantage of ever-changing market conditions.

Gibson Smith
co-portfolio manager

Darrell Watters
co-portfolio manager

Performance Overview

During the six-month period ended April 30, 2008, Janus Flexible Bond Fund returned 4.75%, compared to a 4.08% return for the Fund’s benchmark, the Lehman Brothers Aggregate Bond Index.

Economic Update

Turmoil in the credit markets, uncertainty surrounding the near-term outlook for the U.S. economy and a weaker corporate profit picture made for a volatile and difficult market environment over the past several months. During this period of growing uncertainty, investors were attracted to U.S. Treasuries versus spread assets, helping to push interest rates lower across the yield curve. The escalation of the credit crisis and the Federal Reserve’s (Fed) aggressive interest rate reduction campaign, including an unprecedented inter-meeting cut of 75 basis points in January, helped to accelerate the downward move on interest rates for much of the period. The yield curve finished the six-month period ended April 30, 2008, with a much steeper slope as the yield on the 3-month Treasury bill fell by 253 basis points (2.53%) to 1.38% and the 10-year Treasury yield declined 74 basis points to 3.73%.

Additional subprime and mortgage related write-offs, slowing consumer spending and a softening labor market, accompanied by record commodity prices and rising inflation expectations, weighed on investor sentiment during the period. Interest rates reached their lows for the period and credit spreads moved to their widest levels in mid-March amid fears that credit conditions could suffer additional setbacks given a deteriorating liquidity position at investment bank Bear Stearns. Prior to that, periodic liquidity injections by the Fed failed to alleviate the stress in the credit markets. Financial markets stabilized after the Fed aggressively lowered the Federal Funds rate, expanded the collateral it would accept along with allowing broker/dealers to post collateral and borrow directly from the Fed and played an instrumental role in facilitating the saving of Bear Stearns by investment bank JP Morgan Chase. Without these moves the impact on the financial system and the overall economy would likely have been severe. By the end, the Fed had lowered its target interest rate from 4.50% to 2.00% during the period.

The decline in interest rates resulted in U.S. Treasuries outperforming other segments of the fixed-income markets during the period, but these moves were not without volatility. Inflation expectations rose given near-record commodity prices and the more accommodative stance taken by the Fed. But more moderate inflation readings late in the period tempered some of the anxiety. Meanwhile, spreads between mortgage-backed securities and high-yield and investment grade corporate debt to U.S. Treasuries increased to their widest levels on record, before declining a bit toward the end of the period. High-yield bonds posted modest declines in light of the significant widening in spreads during the period along side investment grade. The financials sector, which includes banks and broker/dealers, was among the weakest performing sectors for the period. The moves by the Fed stabilized the market, reducing liquidity premiums, helping spreads narrow late in the period and finish off well inside their widest levels reached before the bail out of Bear Stearns.

The uptrend in interest rates to close out the period can be attributed in part to investors beginning to look ahead to a possible economic recovery but more importantly to the rise of oil prices passing $110 per barrel during the period. Concerns about elevated inflationary pressures, soft consumer spending, the weak housing market and the lingering possibility of more write-downs in the financial sector, continued to weigh on the bond market.

U.S. Treasury and Bond Selection in the Credit Sector Aided Performance

Against the backdrop of uncertainty and risk aversion, the U.S. Treasury overweight position versus the benchmark provided the strongest contribution. We believe our bias toward holding a large position in U.S. Treasuries and other high-quality securities protected shareholders from much of the spread widening that occurred in the credit and mortgage areas of the market. This defensive position, in the interest of preservation of capital, proved timely.

Within our credit allocation, individual credits boosted performance. Among the top contributing credits over the period were Kinder Morgan Finance and Energy Future

6  Janus Bond and Money Market Funds  April 30, 2008

(unaudited)

Holdings formerly TXU Energy before it was taken private. We have a high level of conviction in Kinder Morgan’s management team, their business model and the stable cash flows generated from their business and believe they are committed to paying down debt and achieving solid investment grade ratings. Energy Future Holdings was a solid performer as this Texas-based utility company benefited from what we believe is its competitive position, its ability to generate strong free cash flows and reduce overall leverage.

Mortgage-Backed Securities Detracted from Returns

Our relative underweight position in mortgage-backed securities benefited us as spreads were widening and MBS spreads reached levels never seen before as concerns around the housing markets and the stability of Fannie Mae and Freddie Mac raised concerns in the sector. This underweight proved detrimental toward the end of the period, as the Fed engineered market stability. While volatility persisted among mortgage-backed securities, their total returns benefited from the generally higher yields compared to U.S. Treasuries. Given the recent, Fed-engineered, stability in the markets, we will continue to look for opportunities to reduce our underweight, but remain committed to emphasizing the highest quality segments of the market.

During the period, the top individual detractors were floating rate notes and bank loans such as those issued by National Semiconductor and Univision Communications. National Semiconductor’s floating rate notes suffered relative to other issues within the company’s capital structure as the company pre-announced an earnings miss in February. Though the company eventually met estimates with its March report, the floating rate notes continued to underperform in other parts of the capital structure as the floating rate portion of the market has been under significant stress during the credit crunch. Bank loans from Univision Communications suffered as the market shied away from newly-issued, highly-levered debt used to finance many buy outs prior to the summer’s credit malaise. These holdings were also significantly hurt by the very quick and large declines in short-term interest rates directed by the Fed. As the London Interbank Offered Rate (LIBOR) reset lower, these securities re-priced to reflect the new short-term interest rates.

Outlook

Looking ahead, we will be paying close attention to the employment picture, the availability of credit and consumer confidence, among other things. Should the labor market continue to soften amid continued weakness in the housing market and the turmoil within the financial system, declining credit creation and further slowing in consumer spending is likely. While the government stimulus checks could provide a temporary boost, the current de-leveraging of the U.S. consumer could take time to complete, possibly lessening the potential for a sharp rebound in economic activity. Inflation remains a concern for the markets as well, given record commodity prices and the Consumer Price Index’s recent elevated level. Although inflation is generally a lagging indicator and should ease with slowing economic growth, it deserves attention given its negative impact and the notion that inflation may limit the Fed’s options to further stimulate economic growth.

The housing market could be the real problem for the U.S. economy and future consumption, given its ties to interest rates and credit markets. If the end-of-period uptrend in long-term interest rates continues and the spreads between mortgage-backed securities fail to narrow, or even widen, further weakness in housing could result. Away from the housing market, many investment-grade corporate balance sheets remained in relatively great shape with large cash balances and low leverage metrics. Because the new facilities introduced by the Fed and the current administration make almost the entire investment-grade market eligible as collateral and thus inexpensively financed, liquidity and trading within fixed-income markets should improve. In terms of the high-yield market, more care must be taken, as certain areas and names could do very well while other areas, namely highly levered companies, could struggle amid the system-wide de-leveraging – the health of the economy being very important for the high-yield market. Lastly, while corporate default rates are likely to rise over the next year, we could see a significant increase in merger & acquisition activity with many of the small high-yield issuers being bought by cash rich organizations taking advantage of their strong balance sheets and high-equity valuations. This could have important implications for business capital expenditures and thus economic activity. While this may be some months away, we will closely monitor these situations and their potential effect on our overall portfolio positioning and individual holdings.

Thank you for entrusting your assets to us and your investment in Janus Flexible Bond Fund.

Janus Bond and Money Market Funds  April 30, 2008  7

Janus Flexible Bond Fund (unaudited)

Janus Flexible Bond Fund At A Glance

Fund Profile
April 30, 2008

Weighted Average Maturity	6.3 Years
Average Effective Duration*	4.3 Years
30-day Current Yield**	3.39%
Weighted Average Fixed Income Credit Rating	AA
Number of Bonds/Notes	196

*	A Theoretical measure of price volatility
**	Yield will fluctuate

Ratings† Summary – (% of Net Assets)
April 30, 2008

AAA	58.6%
AA	6.1%
A	4.2%
BBB	11.1%
BB	5.7%
B	3.9%
Other	10.4%

†	Rated by Standard & Poor’s

Significant Areas of Investment – (% of Net Assets)
As of April 30, 2008

Asset Allocation – (% of Net Assets)
As of April 30, 2008

Emerging markets comprised 0.1% of total net assets.

8  Janus Bond and Money Market Funds  April 30, 2008

(unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2008						Expense Ratios – for the fiscal year ended October 31, 2007
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses
Janus Flexible Bond Fund	4.75%	7.28%	4.40%	5.26%	7.45%	0.80%	0.80%

Lehman Brothers Aggregate Bond Index	4.08%	6.87%	4.37%	5.96%	7.50%**

Lipper Quartile	–	1st	1st	2nd	1st

Lipper Ranking – based on total return for Intermediate Investment Grade Debt	–	57/559	59/403	70/194	3/22

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least March 1, 2009. The expense waiver is detailed in the Statement of Additional Information. Returns and yields shown include fee waivers, if any, and without such waivers, the Fund’s yield and returns would have been lower.

The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period.) Contractual waivers agreed to by Janus Capital, where applicable, are included in the prospectus under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s total operating expenses did not exceed the expense limit so no waivers were in effect for the most recent period presented.
See important disclosures on the next page.

Janus Bond and Money Market Funds  April 30, 2008  9

Janus Flexible Bond Fund (unaudited)

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

High-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/ high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Returns include reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

July 9, 1987 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged not available for direct investment; therefore performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – July 7, 1987

**	The Lehman Brothers Aggregate Bond Index’s since inception returns are calculated from June 30, 1987.

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(11/1/07)	(4/30/08)	(11/1/07-4/30/08)†

Actual	$1,000.00	$1,047.50	$3.87

Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.82

†	Expenses are equal to the annualized expense ratio of 0.76%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

10  Janus Bond and Money Market Funds  April 30, 2008

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

As of April 30, 2008

Shares or Principal Amount		Value

Bank Loan – 0.2%
Satellite Telecommunications – 0.2%
$1,414,000	INTELSAT Bermuda, Ltd., 5.20% bank loan, due 2/3/14‡ (cost $1,407,994)	$1,408,698

Corporate Bonds – 33.0%
Agricultural Operations – 0.7%
	Bunge Limited Finance, Co.:
1,406,000	4.375%, company guaranteed notes due 12/15/08	1,409,176
4,575,000	5.875%, company guaranteed notes due 5/15/13	4,585,093
		5,994,269
Applications Software – 0.2%
1,930,000	Intuit, Inc., 5.75% senior unsecured notes, due 3/15/17	1,870,019
Automotive – Cars and Light Trucks – 0.4%
4,600,000	Ford Motor Co., 7.45% senior unsecured notes, due 7/16/31	3,438,500
Beverages – Non-Alcoholic – 0.8%
	Dr Pepper Snapple Group:
2,825,000	6.12%, senior notes, due 5/1/13 (144A)	2,889,949
1,900,000	6.82%, senior notes, due 5/1/18 (144A)	1,970,969
2,250,000	7.45%, notes, due 5/1/38 (144A)	2,408,846
		7,269,764
Brewery – 0.1%
600,000	Anheuser Bush COS, Inc., 5.50% senior unsecured notes, due 1/15/18	610,735
Cable Television – 1.4%
	Comcast Corp.:
4,350,000	6.30%, company guaranteed notes due 11/15/17	4,519,985
4,350,000	6.95%, company guaranteed notes due 8/15/37	4,597,758
3,843,000	Cox Communications, Inc., 4.625% senior unsecured notes, due 1/15/10	3,826,072
		12,943,815
Casino Hotels – 0%
375,000	Seminole Hard Rock Entertainment 8.19438%, senior secured notes due 3/15/14 (144A)‡,§	314,063
Cellular Telecommunications – 0.2%
1,592,000	Rogers Wireless, Inc., 6.375% senior secured notes, due 3/1/14	1,630,208
Chemicals – Diversified – 0.5%
4,325,000	E.I. Du Pont De Nemours, 5.00% senior unsecured notes, 11/5/13	4,413,260
Commercial Banks – 0.3%
2,275,000	Barclays PLC, 7.70% notes, due 4/25/18 (144A)‡	2,354,034
Commercial Services – 0.6%
2,300,000	Aramark Corp., 8.50% senior unsecured notes, due 2/1/15	2,397,750
3,028,000	Iron Mountain, Inc., 8.625% company guaranteed notes, due 4/1/13	3,080,990
		5,478,740
Consumer Products – Miscellaneous – 0.3%
	Clorox Co.:
1,046,000	5.00%, senior unsecured notes due 3/1/13	1,033,163
1,850,000	5.95%, senior unsecured notes due 10/15/17	1,855,219
		2,888,382
Containers – Metal and Glass – 0.2%
1,705,000	Owens-Illinois, Inc., 7.35% senior notes, due 5/15/08	1,705,000
Data Processing and Management – 0.5%
	Fiserv, Inc.:
2,140,000	6.125%, company guaranteed notes due 11/20/15	2,174,167
2,140,000	6.80%, company guaranteed notes due 11/20/17	2,181,987
		4,356,154
Diversified Financial Services – 0.9%
	General Electric Capital Corp.:
5,480,000	4.875%, senior unsecured notes due 10/21/10	5,616,759
2,600,000	4.375%, senior unsecured notes due 11/21/11	2,620,836
		8,237,595
Diversified Operations – 2.0%
	Dover Corp.:
1,543,000	5.45%, senior unsecured notes due 3/15/18	1,541,718
773,000	6.60%, senior unsecured notes due 3/15/38	810,395
8,007,000	General Electric Co., 5.25% senior unsecured notes, due 12/6/17	7,968,462
2,866,000	Kansas City Southern, 7.50% company guaranteed notes, due 6/15/09	2,937,650
1,475,000	SPX Corp., 7.625% senior notes, due 12/15/14 (144A)	1,541,375
2,750,000	Textron, Inc., 6.375% senior unsecured notes, due 11/15/08	2,793,123
		17,592,723
Electric – Generation – 0.8%
2,300,000	Allegheny Energy Supply Company LLC 8.25%, senior unsecured notes due 4/15/12 (144A)‡	2,449,500
4,870,000	Edison Mission Energy, 7.00% senior unsecured notes, due 5/15/17	4,918,700
		7,368,200
Electric – Integrated – 4.2%
4,588,000	CMS Energy Corp., 6.30% senior unsecured notes, due 2/1/12	4,642,129
770,000	Consumers Energy Company, 5.65% first mortgage notes, due 9/15/18	769,282
	Duke Energy Carolinas:
1,100,000	5.10%, company first mortgage notes due 4/15/18	1,093,109
1,525,000	6.05%, company first mortgage notes due 4/15/38	1,539,513
1,225,000	Energy Future Holdings, 10.875% company guaranteed notes due 11/1/17 (144A)	1,304,625

See Notes to Schedules of Investments and Financial Statements.

Janus Bond and Money Market Funds  April 30, 2008  11

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

As of April 30, 2008

Shares or Principal Amount		Value

Electric – Integrated – (continued)
$1,900,000	MidAmerican Energy Holdings Co., 3.50% senior notes, due 5/15/08	$1,899,662
4,017,000	Monongahela Power Co., 6.70% first mortgage notes, due 6/15/14	4,326,329
1,800,000	Pacific Gas and Electric Co., 4.80% senior unsecured notes, due 3/1/14	1,794,371
1,425,000	Pacificorp, 6.25% first mortgage notes, due 10/15/37	1,457,749
4,330,000	Southern California Edison Co., 7.625% senior unsecured notes, due 1/15/10	4,528,210
	Texas Competitive Electric Holdings Co. LLC:
1,785,000	10.25%, company guaranteed notes due 11/1/15 (144A)	1,860,863
4,348,000	10.25%, company guaranteed notes due 11/1/15 (144A)	4,532,790
3,993,000	Virginia Electric & Power Co., 5.10% senior unsecured notes, due 11/30/12	4,059,495
3,965,000	West Penn Power Co., 5.95% first mortgage notes due 12/15/17 (144A)	4,048,765
		37,856,892
Electronic Components – Semiconductors – 0.4%
3,600,000	National Semiconductor Corp., 5.94438% senior unsecured notes, due 6/15/10‡,ß	3,324,308
Fiduciary Banks – 0.2%
2,230,000	Bank of New York Mellon, 4.50% senior unsecured notes, due 4/1/13#	2,222,677
Finance – Consumer Loans – 0.2%
1,579,000	John Deere Capital Corp., 4.875% senior unsecured notes, due 10/15/10	1,617,614
Finance – Investment Bankers/Brokers – 4.0%
	Citigroup, Inc.:
2,300,000	6.125%, senior unsecured notes due 11/21/17	2,334,583
1,200,000	6.125%, subordinated notes due 8/25/36	1,101,486
	Goldman Sachs Group, Inc.:
2,175,000	5.95%, senior unsecured notes due 1/18/18	2,170,850
5,650,000	6.15%, senior notes due 4/1/18	5,715,269
4,461,000	JP Morgan Chase & Co, 6.00% senior notes, due 1/15/18#	4,623,840
	Lehman Brothers Holdings:
4,575,000	6.00%, company senior notes due 7/19/12	4,619,519
4,850,000	6.875%, company notes due 5/2/18	4,960,299
	Morgan Stanley Co.:
5,535,000	5.95%, senior unsecured notes due 12/28/17	5,482,716
4,600,000	6.625%, senior unsecured notes due 4/1/18	4,769,367
		35,777,929
Food – Diversified – 0.3%
1,621,000	General Mills, Inc., 5.20% senior unsecured notes, 3/17/15	1,629,447
1,150,000	Kellogg Company, 4.25% senior unsecured notes, due 3/6/13	1,130,708
		2,760,155
Food – Retail – 0.4%
1,050,000	Kroger Co., 6.15% company guaranteed notes, due 1/15/20	1,093,470
	Stater Brothers Holdings, Inc.:
1,010,000	8.125%, company guaranteed notes due 6/15/12	1,025,150
1,700,000	7.75%, company guaranteed notes due 4/15/15	1,704,250
		3,822,870
Food – Wholesale/Distribution – 0.4%
3,650,000	Supervalu, Inc., 7.50% senior unsecured notes, due 11/15/14	3,777,750
Gas – Distribution – 0.1%
1,030,000	Southern Star Central Corp., 6.00% notes, due 6/1/16 (144A)	1,022,275
Independent Power Producer – 0.5%
	Reliant Energy, Inc.:
3,237,000	7.625%, senior unsecured notes due 6/15/14	3,366,480
1,125,000	7.875%, senior unsecured notes due 6/15/17#	1,172,813
		4,539,293
Medical – Hospitals – 0.5%
	HCA, Inc.:
2,300,000	6.50%, senior unsecured notes due 2/15/16	2,058,500
2,605,000	9.25%, senior secured notes due 11/15/16	2,800,375
		4,858,875
Metal – Diversified – 0.2%
1,925,000	Freeport-McMoRan Copper & Gold, Inc. 8.375%, senior unsecured notes due 4/1/17	2,127,125
Multimedia – 0.7%
4,410,000	Walt Disney Company, 4.70% senior unsecured notes, due 12/1/12	4,487,880
	Viacom, Inc.:
850,000	6.25%, senior unsecured notes due 4/30/16	858,971
925,000	6.125%, senior unsecured notes due 10/5/17	927,827
		6,274,678
Non-Hazardous Waste Disposal – 0.6%
2,878,000	Allied Waste Industries, Inc., 6.50% secured notes, due 11/15/10	2,903,183
2,400,000	Waste Management, Inc., 7.375% senior unsecured notes, due 8/1/10	2,538,864
		5,442,047

See Notes to Schedules of Investments and Financial Statements.

12  Janus Bond and Money Market Funds  April 30, 2008

Schedule of Investments (unaudited)

As of April 30, 2008

Shares or Principal Amount		Value

Office Automation and Equipment – 0.4%
	Xerox Corp.:
$1,524,000	5.65%, senior notes, due 5/15/13	$1,527,929
2,200,000	6.35%, senior notes, due 5/15/18	2,211,112
		3,739,041
Oil Companies – Exploration and Production – 1.9%
4,573,000	Encana, Corp., 6.50% unsubordinated notes, due 2/1/38	4,687,795
	Forest Oil Corp.:
300,000	8.00%, company guaranteed notes due 12/15/11	316,875
1,200,000	7.25%, senior unsecured notes due 6/15/19 (144A)	1,239,000
3,083,000	7.25%, company guaranteed notes due 6/15/19	3,183,197
2,208,000	Kerr-McGee Corp., 6.875% company guaranteed notes, due 9/15/11	2,344,945
	XTO Energy Inc.:
2,100,000	5.50%, senior unsecured notes due 6/15/18	2,084,057
1,311,000	6.10%, senior unsecured notes due 4/1/36	1,271,639
2,100,000	6.375%, senior unsecured notes due 6/15/38	2,118,436
		17,245,944
Pipelines – 2.3%
4,575,000	El Paso Corp., 7.00% senior unsecured notes, due 6/15/17	4,774,383
	Kinder Morgan Energy Partners:
750,000	5.95%, senior unsecured notes due 2/15/18	743,892
750,000	6.95%, senior unsecured notes due 1/15/38	760,320
9,045,000	Kinder Morgan Finance Co., 5.70% company guaranteed notes, due 1/5/16	8,660,588
1,125,000	Plains All American Pipeline, 6.50% senior unsecured notes due 5/1/2018 (144A)	1,148,956
	Teppco Partners, L.P.:
2,225,000	6.65%, corporate notes, due 4/15/18	2,239,133
2,225,000	7.55%, corporate bonds, due 4/15/38	2,380,080
		20,707,352
Reinsurance – 0.2%
1,400,000	Berkshire Hathaway, Inc., 4.625% company guaranteed notes, due 10/15/13	1,422,121
Retail – Discount – 0.3%
	Wal-Mart Stores, Inc.:
1,525,000	4.25%, company senior notes due 4/15/13	1,531,184
1,525,000	6.20%, company senior notes due 4/15/38	1,552,142
		3,083,326
Special Purpose Entity – 1.0%
	Pearson Dollar Finance PLC:
2,200,000	5.50%, company guaranteed notes due 5/6/13 (144A)	2,217,182
2,200,000	6.25%, company guaranteed notes due 5/6/18 (144A)	2,234,144
	Petroplus Finance, Ltd.:
1,930,000	6.75%, company guaranteed notes due 5/1/14 (144A)	1,814,200
1,412,000	7.00%, company guaranteed notes due 5/1/17 (144A)	1,313,160
1,390,000	Source Gas LLC, 5.90% senior unsecured notes due 4/1/17 (144A)§	1,332,909
		8,911,595
Steel – Producers – 0.5%
4,591,000	Steel Dynamics, Inc., 7.75% senior notes, due 4/15/16 (144A)	4,694,298
Super-Regional Banks – 1.7%
	Bank of America Corp.:
4,625,000	4.90%, notes, due 5/1/13	4,635,082
4,625,000	5.65%, notes, due 5/1/18	4,628,423
1,135,000	Bank of America N.A., 6.00% company subordinated notes due 10/15/36	1,121,221
4,425,000	Wells Fargo Co., 5.625% senior unsecured notes, due 12/11/17	4,561,051
		14,945,777
Telephone – Integrated – 1.2%
1,650,000	AT&T, Inc., 5.50% senior unsecured notes, due 2/1/18	1,649,723
2,950,000	BellSouth Corp., 4.75% senior unsecured notes, due 11/15/12	2,945,203
4,686,000	Qwest Communications International 7.25%, company guaranteed notes due 2/15/11‡	4,650,855
1,275,000	Telefonica Emisiones S.A.U., 5.984% company guaranteed notes, due 6/20/11	1,301,927
		10,547,708
Transportation – Railroad – 0.8%
1,850,000	Burlington North Santa Fe, 5.75% senior unsecured notes, due 3/15/18	1,876,255
675,000	Kansas City Southern de Mexico, 7.375% senior notes, due 6/1/14 (144A)	640,406
4,445,000	Union Pacific Corp., 5.70% senior unsecured notes, due 8/15/18	4,496,309
		7,012,970
Transportation – Services – 0.1%
1,270,000	Fedex Corp., 5.50% company guaranteed notes, due 8/15/09	1,286,599

Total Corporate Bonds (cost $294,611,570)		297,486,680

Preferred Stock – 0%
Savings/Loan/Thrifts – 0%
7,360	Chevy Chase Bank FSB, 8.00% (cost $184,000)	177,376

Mortgage Backed Securities – 17.7%
U.S. Government Agencies – 15.4%
	Fannie Mae:
$623,148	6.50%, due 11/1/17	648,457
1,874,333	5.00%, due 11/1/18	1,893,992
2,714,411	4.50%, due 5/1/19	2,696,227
490,458	5.50%, due 8/1/19	501,426
189,696	5.50%, due 9/1/19	194,138

See Notes to Schedules of Investments and Financial Statements.

Janus Bond and Money Market Funds  April 30, 2008  13

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

As of April 30, 2008

Shares or Principal Amount		Value

U.S. Government Agencies – (continued)
$1,211,237	5.50%, due 9/1/19	$1,238,324
	Fannie Mae:
468,766	4.50%, due 4/1/20	464,454
2,005,336	6.00%, due 10/1/21	2,067,357
2,345,916	5.00%, due 4/1/23	2,359,478
2,629,003	5.50%, due 9/1/24	2,666,094
632,407	7.00%, due 11/1/28	673,653
820,049	6.50%, due 2/1/31	855,160
1,549,253	7.00%, due 2/1/32	1,650,296
5,295,765	6.00%, due 10/1/32	5,446,592
4,490,572	5.50%, due 2/1/33	4,533,494
1,287,227	6.50%, due 3/1/33	1,339,978
3,214,879	5.50%, due 11/1/33	3,243,598
3,869,148	5.00%, due 4/1/34	3,811,278
5,988,645	6.00%, due 7/1/34	6,174,073
516,242	6.50%, due 9/1/34	543,932
811,142	5.50%, due 11/1/34	817,881
5,405,544	5.50%, due 11/1/34	5,450,454
4,600,000	5.00%, due 5/15/35Ç	4,518,065
13,850,000	5.50%, due 5/15/35Ç	13,923,570
1,613,003	6.50%, due 1/1/36	1,671,040
4,008,110	6.00%, due 3/1/36	4,102,223
883,709	6.00%, due 8/1/36	904,459
1,449,975	6.00%, due 1/1/37	1,484,022
4,575,000	5.50%, due 6/1/37	4,604,890
4,605,000	6.00%, due 8/25/37Ç	4,707,176
1,051,429	4.50%, due 5/1/38Ç	1,000,500
3,548,571	4.50%, due 5/1/38Ç	3,376,685
	Federal Home Loan Bank System:
756,072	5.50%, due 12/1/34	763,062
2,707,864	5.50%, due 12/1/34	2,732,900
	Freddie Mac:
946,382	5.50%, due 1/1/16	968,553
1,652,748	5.50%, due 1/1/18	1,691,745
4,600,000	4.50%, due 5/15/20Ç	4,535,315
1,153,069	5.50%, due 2/1/21	1,175,024
1,114,021	5.00%, due 4/1/21	1,121,862
1,639,724	6.00%, due 11/1/33	1,685,630
2,690,301	6.00%, due 2/1/34	2,767,956
797,020	6.50%, due 7/1/34	835,189
4,625,000	5.00%, due 5/15/35Ç	4,544,063
7,944,472	5.00%, due 10/1/35	7,821,794
7,382,742	5.00%, due 11/1/35	7,268,738
2,240,000	5.50%, due 02/01/38	2,256,510
	Ginnie Mae:
2,574,529	6.00%, due 10/20/34	2,649,295
1,215,474	6.50%, due 2/20/35	1,264,555
4,593,665	5.50%, due 3/20/35	4,654,387
		138,299,544

U.S. Government Agency Variable Notes – 2.3%
	Fannie Mae:
5,977,103	5.035%, due 1/1/33	6,000,976
2,860,345	4.566%, due 4/1/33	2,903,893
2,108,102	4.605%, due 12/1/34	2,130,233
4,744,107	5.585%, due 11/1/36	4,818,479
1,505,786	Federal Home Loan Bank System, 5.713% due 3/1/37	1,532,411
3,514,892	Freddie Mac, 3.756% due 7/1/34	3,540,694
		20,926,686

Total Mortgage Backed Securities (cost $158,174,967)		159,226,230

U.S. Treasury Notes/Bonds – 42.8%
	U.S. Treasury Notes/Bonds:
25,075,000	4.875%, due 5/31/09**	25,842,922
18,369,000	4.625%, due 7/31/09#	18,953,079
20,147,000	3.25%, due 12/31/09**,#	20,485,409
26,952,000	2.125%, due 1/31/10**,#	26,899,363
7,320,000	2.00%, due 2/28/10#	7,287,404
33,000	1.75%, due 3/31/10#	32,688
85,342,000	4.50%, due 5/15/10**,#	89,235,728
8,350,000	5.125%, due 6/30/11**	8,997,776
16,880,000	4.50%, due 11/30/11#	17,941,600
27,310,000	4.625%, due 2/29/12#	29,117,157
44,151,000	4.75%, due 5/31/12**,#	47,310,534
15,934,000	4.625%, due 7/31/12#	16,997,101
1,911,000	3.875%, due 10/31/12#	1,982,066
1,849,000	3.375%, due 11/30/12#	1,876,879
4,338,000	3.625%, due 12/31/12#	4,454,584
5,657,000	2.875%, due 1/31/13#	5,620,320
343,000	2.75%, due 2/28/13#	338,605
53,000	2.50%, due 3/31/13#	51,716
1,247,000	4.625%, due 2/15/17#	1,334,095
1,365,000	8.875%, due 8/15/17#	1,896,816
1,184,000	3.50%, due 2/15/18#	1,158,840
1,443,000	8.875%, due 2/15/19	2,048,046
9,360,000	7.25%, due 8/15/22#	12,211,880
18,461,000	6.25%, due 8/15/23	22,218,109
1,220,000	4.75%, due 2/15/37#	1,271,183
12,017,000	5.00%, due 5/15/37#	13,023,424
8,544,000	4.375%, due 2/15/38	8,377,794

Total U.S. Treasury Notes/Bonds (cost $372,597,850)		386,965,118

Money Markets – 11.0%
4,703,082	Janus Institutional Cash Management Fund – Institutional Shares, 2.82%	4,703,082
94,609,110	Janus Institutional Money Market Fund – Institutional Shares, 2.74%	94,609,110

Total Money Markets (cost $99,312,192)		99,312,192

Other Securities – 24.2%
84,117,770	Allianz Dresdner Daily Asset Fund†	84,117,770
34,550,137	Repurchase Agreements†	34,550,137
	Time Deposits:
8,334,197	Abbey National Treasury, N.A., 2.375% 5/1/08†	8,334,197
3,718,364	ABN-AMRO Bank N.V., N.A., 2.26% 5/1/08†	3,718,364
4,336,955	BNP Paribas, New York, N.A., 2.50% 5/1/08†	4,336,955
8,673,910	Calyon, N.A., 2.50%, 5/1/08†	8,673,910
3,018,832	Chase Bank USA, N.A., 2.25%, 5/1/08†	3,018,832
3,815,204	Danske Bank, Cayman Islands, N.A. 2.53%, 5/1/08†	3,815,204
6,071,737	Deutsche Bank A.G., N.A., 2.30%, 5/1/08†	6,071,737
8,673,910	Dexia Bank S.A. Brussels, N.A., 2.50% 5/1/08†	8,673,910

See Notes to Schedules of Investments and Financial Statements.

14  Janus Bond and Money Market Funds  April 30, 2008

Schedule of Investments (unaudited)

As of April 30, 2008

Shares or Principal Amount		Value

Other Securities – (continued)
8,673,910	ING Bank N.V., Amsterdam, N.A. 2.4375%, 5/1/08†	$8,673,910
8,673,910	Lloyd’s TSB Group PLC, N.A., 2.45% 5/1/08†	8,673,910
1,303,082	Natixis, N.A., 2.38%, 5/1/08†	1,303,082
8,673,910	Natixis, N.A., 2.43%, 5/1/08†	8,673,910
8,673,910	Nordea Bank Finland PLC, N.A., 2.50% 5/1/08†	8,673,910
8,562,466	Svenska Handelsbanken, N.A., 2.40% 5/1/08†	8,562,466
8,673,910	Wells Fargo Bank, N.A., 2.375%, 5/1/08†	8,673,910

Total Other Securities (cost $218,546,114)		218,546,114

Total Investments (total cost $1,144,834,687) – 128.9%		1,163,122,408

Liabilities, net of Cash, Receivables and Other Assets – (28.9)%		(261,081,153)

Net Assets – 100%		$902,041,255

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Canada	$8,660,588	0.7%
China	1,313,160	0.1%
Spain	1,301,927	0.1%
United Kingdom	2,354,034	0.2%
United States††	1,149,492,699	98.9%

Total	$1,163,122,408	100.0%

††	Includes Short-Term Securities and Other Securities (71.5% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Bond and Money Market Funds  April 30, 2008  15

Janus High-Yield Fund (unaudited)	Ticker: JAHYX

Fund Snapshot
This bond fund strives to provide exposure to the best income and total return opportunities in the high-yield market.

Gibson Smith
portfolio manager

Performance Overview

For the six-month period ended April 30, 2008, Janus High-Yield Fund returned (1.65)%, compared to a (0.74)% return of its benchmark, the Lehman Brothers High-Yield Bond Index.

Economic Update

Turmoil in the credit markets, uncertainty surrounding the near-term outlook for the U.S. economy and a weaker corporate profit picture made for a volatile and difficult market environment over the past several months. During this period of growing uncertainty, investors were attracted to less risky U.S. Treasuries, at the expense of the high-yield market, helping to push interest rates lower across the yield curve. The Federal Reserve’s (Fed) aggressive interest rate reductions, including an unprecedented inter-meeting cut of 75 basis points drop in January, facilitated a significant decline in interest rates for much of the period. The yield curve finished the six-month period ended April 30, 2008, with a much steeper slope as the yield on the 3-month Treasury bill fell by 253 basis points (2.53%) to 1.38% and the 10-year Treasury yield declined 74 basis points to 3.73%.

Significant write-offs related to loose standards on mortgage, credit and subprime lending, slowing consumer spending and a softening labor market, accompanied by record commodity prices and rising inflation expectations, weighed on investor sentiment during the period. Interest rates reached their lows for the period and credit spreads moved to their widest levels in mid-March amid fears that credit conditions could suffer another setback given a deteriorating liquidity position at investment bank Bear Stearns along with problems at other broker/dealers and regional banks. Prior to that, periodic liquidity injections by the Fed failed to alleviate the stress in the funding and credit markets. Financial markets stabilized somewhat after the Fed aggressively lowered the Federal Funds rate, expanded the collateral it would accept on repurchase agreements, allowed broker/dealers to post collateral and borrow directly from the Fed and ultimately facilitated the purchase of near-defunct Bear Stearns by JP Morgan Chase. Had the Fed not acted quickly and decisively on all of these fronts the impact on the financial system and the overall economy would likely have been very severe. By the end, the Fed had lowered its target interest rate from 4.50% to 2.00% during the period and provided significant liquidity to help ease the strains on the funding markets. These actions led to a significant decline in liquidity premiums and a return of some risk taking in the markets.

The decline in interest rates helped U.S. Treasuries outperform other segments of the bond market during the period, but these moves were not without volatility. Inflation expectations rose given near-record commodity prices and the more accommodative stance taken by the Fed. But more moderate inflation readings late in the period tempered some of the inflation anxieties in the market. Meanwhile, spreads between high-yield and investment-grade corporate debt to U.S. Treasuries widened, rising to levels not seen since the bursting of the NASDAQ bubble in 2001, before declining toward the end of the period. High-yield bonds posted modest declines, in light of the spread widening, during the period. Away from the pressure on the high-yield market, the financials sector was among the weakest performing within the credit markets. The moves by the Fed, resulting in increased market stability and declining liquidity premiums, helped spreads narrow late in the period and finish off their widest levels. Broker/dealers and banks staged a significant recovery in their spreads as the overall liquidity in the credit markets improved. This served as a positive for the high-yield market.

While spreads recovered, the uptrend in interest rates to close out the period can be attributed in part to investors beginning to look ahead to a possible economic recovery but more importantly the escalation of energy and commodity prices over the period leading to fears around rising inflation. As I write, oil has surpassed $110 a barrel and commodity prices hit new highs. Concerns about elevated inflationary pressures, soft consumer spending, the weak housing market and the lingering possibility of more write-downs, continued to weigh on the bond market.

Focus on More Liquid Credits Proved a Short-Term Negative

Early in the correction I saw significant pressure on the riskiest credits within the high-yield market. I was quick to reduce many of the riskier positions within the Fund, upgrading to higher quality more liquid names. My view was that rising liquidity premiums, due to the fundamental deterioration of the bank and brokerage sector, would put significant pressure on the high-yield market. Our expectation of spread widening

16  Janus Bond and Money Market Funds  April 30, 2008

(unaudited)

played out through the purchase of Bear Stearns. I focused on holding companies with strong fundamentals and high-liquidity positions. These securities, while fundamentally safe, tend to suffer the brunt of the initial sell-off as market participants look to unload their most marketable bonds first. I saw the effects of this early in the correction. Nonetheless, I believe these more stable, fundamentally better issues should perform well on a relative basis as long as uncertainty remains in the credit markets. As the correction accelerated, I saw the more illiquid and lower-rated names push to the downside, with many individual credits trading down 10-15 points. I avoided many of the names that saw the largest price declines (less liquid, lower quality). Post the bail out of Bear Stearns, risk taking returned to the market and liquidity premiums collapsed as the perception that the Fed would remedy any new problems presented in the market. This led to a snap back in these credits and overall improvement in the market. While remaining in a defensive position, I did not capture the upside generated by the higher-risk, lower-quality positions in the market.

The largest detractor from performance for the period was a bank loan issued by Travelport Holdings. As a travel company providing reservation services to consumers and businesses, rising oil prices and concerns about a slowing economy put downward pressure on expectations for the company’s results. I held Travelport based on my view that a near-term liquidity event would give the company the opportunity to pay down existing debt. Given the credit market conditions at the end of the period, such an event is likely pushed further into the future. Negative expectations around the liquidity event as well as the bank loan’s lower position in the capital structure also pressured the security.

Another detractor was R.H. Donnelley. Concerns about the macro-environment pressured expectations for R.H. Donnelley as a significant portion of its revenues come from small business advertising. Historically the yellow page businesses have proven to be very recession resistant, providing stable cash flows. The company surprised the market with an earnings pre-announcement that drove the shares lower and brought into question the long-term sustainability of the business model. Given the surprise and the more cyclical correlation to the economy, I sold our position to zero early in the correction. As the market rebounded I received more clarity around the operating conditions of the company and their liquidity position, so if conditions continue to improve I plan to repurchase a position in the name. I am watching the fundamentals and the liquidity position of the company closely and believe that the bonds could offer good upside potential versus downside risk in the Fund.

Select Energy and Non-Cyclical Food and Beverage Bonds Aided Performance

Energy Future Holdings, formerly TXU Energy, was the top contributing security in the Fund during the period. I bought the bonds after the leveraged buyout (LBO) as I saw a significant de-leveraging opportunity for this deregulated power producer. Post LBO, the company began heading in the right direction and could benefit from rising energy prices in Texas. In addition, the company’s competitive position in the state of Texas remained well protected at period end.

Another top contributor for the period was Aramark, a commercial services company that exhibited strong free cash flow and has historically been a recession-resistant business. The risk/reward profile for our Aramark position remained compelling and I believe over the longer term this high-quality business model and non-cyclical business should be able to generate free cash flow throughout the economic cycle. Aramark is led by a management that understands value creation in moving a company from public to private and then back to public, I feel this is a rare opportunity to be aligned with a management team as a bond holder of the company.

Outlook

Looking ahead, I will be paying close attention to the employment picture, the state of the financial sector, the availability of credit and consumer confidence, among other things. Should the labor market continue to soften amid contracting credit conditions and continued weakness in the housing market, further slowing in consumer spending is likely. While the government stimulus checks could provide a temporary boost, the current de-leveraging of the U.S. consumer could take time to complete, possibly lessening the potential for a sharp rebound in economic activity. Inflation remains a concern for the markets as well, given record commodity prices and the Consumer Price Index’s recent elevated level. Although inflation is generally a lagging indicator and should ease with slowing economic growth, it deserves attention given its negative impact and the notion that inflation may limit the Fed’s options to further stimulate economic growth. I recognize that housing plays an important role in the current calculation of the inflation figures but have tended to pay more close attention to the inflation pressures on staple goods and their effects of discretionary consumption patterns of the U.S. consumer.

Janus Bond and Money Market Funds  April 30, 2008  17

Janus High-Yield Fund (unaudited)

In light of this, the housing market could be the core problem for the U.S. economy going forward, given its ties to interest rates and credit markets. If the end-of-period uptrend in long-term interest rates continues and the spreads between mortgage-backed securities fail to narrow, or even widen, further weakness in housing could result. This environment would likely result in additional write-downs within the financial sector, further delaying the recovery process. This could also spell additional risk for the high-yield market as liquidity premiums would likely reverse course leading to wider spreads. Away from the significant deterioration in the fundamentals of the financial sector, many investment-grade corporate balance sheets remained in great shape with large cash balances. Because the new facilities introduced by the Fed and the current administration make almost the entire investment-grade market eligible as collateral and thus inexpensively financed, liquidity and trading within fixed income markets could improve. In terms of the high-yield market, more care must be taken, as certain areas and names could do very well while other areas, namely highly levered companies, could struggle amid the system-wide deleveraging. Lastly, while corporate default rates are likely to rise over the next year, we could see a significant increase in merger and acquisition activity with many of the small high-yield issuers being bought by cash rich, larger organizations taking advantage of their strong balance sheets and high-equity valuations. This could have important implications for business capital expenditures and thus economic activity. While this may be some months away, I will closely monitor these situations and their potential effect on our individual holdings.

Within the Fund, I will continue to seek to uncover opportunities through fundamental bottom-up research that I believe present an attractive risk/reward profile. I’m supported by a fantastic team of analysts, traders and risk professionals that are focused on delivering for our clients. While these have been very volatile times, filled with periods of significant uncertainty, preservation of capital remains a primary focus followed by exploiting the opportunities presented by the ever-changing market. Many of our best investment ideas currently generate free cash flow and are supported by asset-heavy balance sheets and historically recession-resistant businesses. In addition, I am focusing on management teams that have managed through difficult times and understand the importance of balance within their capital structures. All in all, strong businesses with excellent management tend to thrive in volatile times.

Thank you for entrusting your assets to us and for your investment in Janus High-Yield Fund.

18  Janus Bond and Money Market Funds  April 30, 2008

(unaudited)

Janus High-Yield Fund At A Glance

Fund Profile
April 30, 2008

Weighted Average Maturity	6.2 Years
Average Effective Duration*	3.9 Years
30-day Current Yield**	8.13%
Weighted Average Fixed Income Credit Rating	BB
Number of Bonds/Notes	191

*	A Theoretical measure of price volatility
**	Yield will fluctuate

Ratings† Summary – (% of Net Assets)
April 30, 2008

AAA	0.3%
AA	1.5%
A	0.7%
BBB	5.7%
BB	25.8%
B	51.8%
CCC	6.7%
Other	7.5%

†	Rated by Standard & Poor’s

Significant Areas of Investment – (% of Net Assets)
As of April 30, 2008

Asset Allocation – (% of Net Assets)
As of April 30, 2008

Emerging markets comprised 1.6% of total net assets.

Janus Bond and Money Market Funds  April 30, 2008  19

Janus High-Yield Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2008						Expense Ratios – for the fiscal year ended October 31, 2007
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus High-Yield Fund	(1.65)%	(2.11)%	6.60%	5.06%	7.59%	0.88%	0.88%

Lehman Brothers High-Yield Bond Index	(0.74)%	(0.88)%	8.29%	5.24%	6.49%

Lipper Quartile	–	3rd	3rd	1st	1st

Lipper Ranking – based on total return for High Current Yield Funds	–	270/458	235/333	35/163	4/97

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least March 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Returns and yields shown include fee waivers, if any, and without such waivers, the Fund’s yield and returns would have been lower.

A 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period.) Contractual waivers agreed to by Janus Capital, where applicable, are included in the prospectus under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s total operating expenses did not exceed the expense limit so no waivers were in effect for the most recent period.

See important disclosures on the next page.

20  Janus Bond and Money Market Funds  April 30, 2008

(unaudited)

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio manager.

High-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/ high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

December 31, 1995 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indiex. The index is unmanaged and is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 29, 1995

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(11/1/07)	(4/30/08)	(11/1/07-4/30/08)†

Actual	$1,000.00	$983.50	$4.29

Hypothetical (5% return before expenses)	$1,000.00	$1,020.54	$4.37

†	Expenses are equal to the annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Janus Bond and Money Market Funds  April 30, 2008  21

Janus High-Yield Fund

Schedule of Investments (unaudited)

As of April 30, 2008

Shares or Principal Amount		Value

Bank Loans – 1.3%
Diversified Operations – 0.5%
$3,982,273	Travelport Holdings, Ltd., 9.9125% bank loan, due 3/27/12‡,ß	$2,787,591
Medical – Outpatient and Home Medical Care – 0.2%
	National Mentor Holdings, Inc.:
967,570	4.70%, bank loan, due 6/29/13‡,ß	851,462
59,158	6.60%, bank loan, due 6/29/13‡,ß	52,059
		903,521
Satellite Telecommunications – 0.6%
3,325,000	INTELSAT Bermuda Ltd., 5.20% bank loan, due 2/3/14‡	3,312,531

Total Bank Loans (cost $8,316,612)		7,003,643

Corporate Bonds – 91.1%
Aerospace and Defense – Equipment – 0.3%
1,774,000	DRS Technologies, Inc., 6.875% company guaranteed notes, due 11/1/13	1,760,695
Agricultural Chemicals – 0.4%
1,975,000	Mosaic Co., 6.25% senior unsecured notes due 12/1/16 (144A)‡	2,162,625
Apparel Manufacturers – 0.8%
	Levi Strauss & Co.:
1,599,000	9.75%, senior unsubordinated notes due 1/15/15	1,670,955
2,333,000	8.875%, senior unsecured notes due 4/1/16	2,373,828
		4,044,783
Automotive – Cars and Light Trucks – 1.2%
2,250,000	Ford Motor Co., 7.45% senior unsecured notes, due 7/16/31	1,681,875
	General Motors Corp.:
4,143,000	7.125%, senior unsecured notes due 7/15/13#	3,376,545
1,484,000	8.375%, senior unsecured notes due 7/15/33#	1,129,695
		6,188,115
Automotive – Truck Parts and Equipment – 0.8%
1,450,000	American Axle and Manufacturing Inc. 7.875%, company guaranteed notes due 3/1/17	1,324,938
1,535,000	TRW Automotive, Inc., 7.25% company guaranteed notes due 3/15/17 (144A)	1,494,706
1,687,000	Visteon Corp., 8.25% senior unsecured notes, due 8/1/10#	1,484,560
		4,304,204
Beverages – Non-Alcoholic – 0.8%
	Dr Pepper Snapple Group:
1,660,000	6.12%, senior notes, due 5/1/13 (144A)	1,698,166
1,075,000	6.82%, senior notes, due 5/1/18 (144A)	1,115,153
1,325,000	7.45%, notes, due 5/1/38 (144A)	1,418,542
		4,231,861
Building – Residential and Commercial – 1.4%
1,775,000	Centex Corp., 5.45% senior unsecured notes, due 8/15/12	1,586,406
1,625,000	Lennar Corp., 7.625% senior unsecured notes, due 3/1/09	1,598,594
3,225,000	Meritage Homes Corp., 6.255% company guaranteed notes, due 3/15/15	2,676,750
1,625,000	Ryland Group, 6.875% company guaranteed notes, due 6/15/13	1,583,693
		7,445,443
Cable Television – 0.8%
1,615,000	CCH I LLC, 11.00% secured notes, due 10/1/15	1,259,700
1,530,000	Charter Communications Holdings II 10.25%, senior unsecured notes due 9/15/10	1,472,625
1,525,000	Charter Communications Operating LLC 8.00%, senior notes, due 4/30/12 (144A)	1,471,625
		4,203,950
Casino Hotels – 0.7%
1,525,000	Park Place Entertainment Corp., 7.875% company guaranteed notes, due 3/15/10#	1,433,500
2,523,000	Seminole Hard Rock Entertainment 8.19438%, senior secured notes due 3/15/14 (144A)‡,§	2,113,013
		3,546,513
Cellular Telecommunications – 1.0%
3,174,000	MetroPCS Wireless, Inc., 9.25% company guaranteed notes, due 11/1/14	3,118,455
890,000	Rogers Wireless Communications, Inc. 6.375% secured notes, due 3/1/14	911,360
945,000	Suncom Wireless Holdings, Inc., 8.50% company guaranteed notes, due 6/1/13	983,981
		5,013,796
Chemicals – Diversified – 0.3%
1,409,000	Innophos Holdings, Inc., 9.50% senior unsecured notes due 4/15/12 (144A)§	1,359,685
Chemicals – Specialty – 1.0%
2,074,000	Macdermid, Inc., 9.50% senior subordinated notes due 4/15/17 (144A)#	1,980,670
1,750,000	Momentive Performance, 11.50% company guaranteed notes, due 12/1/16#	1,535,625
1,735,000	Nalco Co., 7.75% senior unsecured notes, due 11/15/11	1,782,713
		5,299,008
Coal – 0.8%
4,414,000	Massey Energy Co., 6.875% company guaranteed notes, due 12/15/13	4,414,000
Commercial Banks – 0.1%
450,000	Barclays PLC, 7.70% notes, due 4/25/18 (144A)‡	465,633

See Notes to Schedules of Investments and Financial Statements.

22  Janus Bond and Money Market Funds  April 30, 2008

Schedule of Investments (unaudited)

As of April 30, 2008

Shares or Principal Amount		Value

Commercial Services – 2.0%
$8,819,000	Aramark Corp., 8.50% senior unsecured notes, due 2/1/15	$9,193,808
1,469,000	U.S. Investigation Services, 10.50% company guaranteed notes due 11/1/15 (144A)	1,300,065
		10,493,873
Commercial Services – Finance – 0.5%
	Cardtronics, Inc.:
525,000	9.25%, company guaranteed notes due 8/15/13‡	499,406
2,327,000	9.25%, senior subordinated notes due 8/15/13 (144A)§	2,213,559
		2,712,965
Computer Services – 0.5%
	SunGard Data Systems, Inc.:
1,342,000	9.125%, company guaranteed notes due 8/15/13	1,402,390
1,357,000	10.25%, company guaranteed notes due 8/15/15	1,441,813
		2,844,203
Consumer Products – Miscellaneous – 1.7%
2,293,000	Amscan Holdings, Inc., 8.75% senior subordinated notes, due 5/1/14	2,075,165
1,496,000	Jarden Corp., 7.50% company guaranteed notes, due 5/1/17	1,376,320
5,306,000	Visant Holding Corp., 8.75% senior notes, due 12/1/13	5,226,410
		8,677,895
Containers – Metal and Glass – 1.1%
1,260,000	Greif, Inc, 6.75% senior unsecured notes, due 2/1/17	1,250,550
	Owens-Brockway Glass Container, Inc.:
819,000	8.25%, company guaranteed notes due 5/15/13	851,760
2,519,000	6.75%, company guaranteed notes due 12/1/14	2,556,785
874,000	Owens-Illinois, Inc., 7.80% debentures, due 5/15/18	882,740
		5,541,835
Containers – Paper and Plastic – 0.7%
	Graham Packaging Co.:
1,219,000	8.50%, company guaranteed notes due 10/15/12	1,194,620
2,559,000	9.875%, company guaranteed notes due 10/15/14	2,405,460
		3,600,080
Cosmetics and Toiletries – 0.6%
3,090,000	Chattem, Inc., 7.00% senior subordinated notes, due 3/1/14	3,074,550
Data Processing and Management – 0.3%
1,998,000	First Data Corp., 9.875% company guaranteed notes due 9/24/15 (144A)#	1,818,180
Direct Marketing – 1.1%
3,480,000	Affinion Group, Inc., 11.50% company guaranteed notes, due 10/15/15	3,414,750
2,429,000	Visant Corp., 7.625% company guaranteed notes, due 10/1/12	2,416,855
		5,831,605
Distribution/Wholesale – 0.3%
1,814,000	Nebraska Book Company, Inc., 8.625% company guaranteed notes, due 3/15/12	1,650,740
Diversified Operations – 2.1%
	Capmark Financial Group:
1,025,000	5.875%, company guaranteed notes due 5/10/12	851,618
1,025,000	6.30%, company guaranteed notes due 5/10/17	745,766
	Harland Clarke Holdings:
2,048,000	9.50%, company guaranteed notes due 5/15/15	1,653,760
2,520,000	10.3075%, company guaranteed notes due 5/15/15‡,ß	1,814,401
1,382,000	Kansas City Southern, 7.50% company guaranteed notes, due 6/15/09	1,416,550
	Sally Holdings LLC:
1,731,000	9.25%, company guaranteed notes due 11/15/14#	1,748,310
1,415,000	10.50%, company guaranteed notes due 11/15/16#	1,407,925
1,224,000	SPX Corp., 7.625% senior notes, due 12/15/14 (144A)	1,279,080
		10,917,410
Diversified Operations – Commercial Services – 0.6%
3,375,000	Aramark Corp., 8.85625% company guaranteed notes, due 2/1/15‡,ß	3,248,438
Electric – Generation – 1.7%
1,842,000	AES Corp., 8.00% senior unsecured notes, due 10/15/17	1,920,285
	Edison Mission Energy:
3,090,000	7.00%, senior unsecured notes due 5/15/17	3,120,900
3,126,000	7.20%, senior unsecured notes due 5/15/19	3,149,445
996,910	Tenaska Alabama II Partners, 7.00% senior secured notes due 6/30/21 (144A)‡	925,475
		9,116,105
Electric – Integrated – 2.2%
2,288,000	CMS Energy Corp., 6.31% senior unsecured notes, due 1/15/13‡,ß	2,058,637
1,105,000	Energy Future Holdings, 10.875% company guaranteed notes due 11/1/17 (144A)	1,176,825
774,000	Nevada Power Co., 5.875% general refunding mortgage, due 1/15/15	768,188
	Texas Competitive Electric Holdings Co. LLC:
1,889,000	10.25%, company guaranteed notes due 11/1/15 (144A)	1,969,283

See Notes to Schedules of Investments and Financial Statements.

Janus Bond and Money Market Funds  April 30, 2008  23

Janus High-Yield Fund

Schedule of Investments (unaudited)

As of April 30, 2008

Shares or Principal Amount		Value

Electric – Integrated – (continued)
$5,494,000	10.25%, company guaranteed notes due 11/1/15 (144A)	$5,727,494
		11,700,427
Electronic Components – Semiconductors – 1.1%
3,674,000	Freescale Semiconductor, 10.125% company guaranteed notes due 12/15/16#	2,893,275
3,000,000	National Semiconductor Corp., 5.94438% senior unsecured notes, due 6/15/10‡,ß	2,770,257
		5,663,532
Electronics – Military – 0.5%
2,680,000	L-3 Communications Corp., 6.375% company guaranteed notes, due 10/15/15	2,649,850
Finance – Auto Loans – 2.9%
	Ford Motor Credit Co.:
3,748,000	6.625%, senior unsecured notes due 6/16/08	3,727,569
4,883,000	7.375%, senior unsecured notes due 10/28/09	4,700,512
3,787,000	9.81%, senior unsecured notes due 4/15/12‡	3,712,365
1,770,000	7.80%, senior unsecured notes due 6/1/12	1,582,761
1,734,000	7.00%, senior unsecured notes due 10/1/13	1,496,071
		15,219,278
Finance – Investment Bankers/Brokers – 2.0%
2,000,000	Goldman Sachs Group, Inc., 6.15% senior notes, due 4/1/18	2,023,104
	Lehman Brothers Holdings:
1,275,000	6.75%, subordinated notes due 12/28/17	1,272,472
2,575,000	6.875%, company guaranteed notes due 5/2/18	2,633,561
1,300,000	Merrill Lynch & Co., 6.875% company guaranteed notes, due 4/25/18	1,310,609
2,910,000	Morgan Stanley Co., 6.625% senior unsecured notes, due 4/1/18	3,017,143
		10,256,889
Food – Diversified – 3.0%
975,000	Chiquita Brands International, 7.50% senior notes, due 11/1/14	879,938
5,358,000	Del Monte Corp., 6.75% company guaranteed notes, due 2/15/15	5,170,469
	Dole Food Company, Inc.:
4,764,000	8.625%, senior notes, due 5/1/09‡	4,609,170
6,053,000	8.75%, debentures, due 7/15/13‡,#	5,145,050
		15,804,627
Food – Meat Products – 0.7%
2,833,000	National Beef Packing Company LLC 10.50%, senior unsecured notes due 8/1/11‡	2,663,020
2,493,000	Pierre Foods, Inc., 9.875% company guaranteed notes, due 7/15/12	1,196,640
		3,859,660
Food – Retail – 0.8%
4,293,000	Stater Brothers Holdings, Inc., 7.75% company guaranteed notes, due 4/15/15	4,303,733
Food – Wholesale/Distribution – 0.6%
3,225,000	Supervalu, Inc., 7.50% senior unsecured notes, due 11/15/14	3,337,875
Gambling – Non-Hotel – 1.4%
	Pinnacle Entertainment, Inc.:
3,155,000	8.25%, company guaranteed notes due 3/15/12	3,139,225
425,000	8.75%, company guaranteed notes due 10/1/13	431,375
649,000	Pokagon Gaming Authority, 10.375% senior notes, due 6/15/14 (144A)	692,808
3,618,000	Shingle Springs Tribal Gaming, 9.375% senior notes, due 6/15/15 (144A)	3,201,930
		7,465,338
Independent Power Producer – 2.6%
1,700,000	AES China Generating Company, Ltd. 8.25%, senior unsecured notes due 6/26/10	1,588,279
5,752,000	NRG Energy, Inc., 7.375% company guaranteed notes, due 2/1/16	5,924,559
	Reliant Energy, Inc.:
3,684,000	7.625%, senior unsecured notes due 6/15/14#	3,831,360
2,235,000	7.875%, senior unsecured notes due 6/15/17#	2,329,988
		13,674,186
Medical – Hospitals – 3.2%
	HCA, Inc.:
5,202,000	6.50%, senior unsecured notes due 2/15/16	4,655,790
10,006,000	9.25%, senior secured notes due 11/15/16	10,756,449
1,300,000	Tenet Healthcare Corp., 9.25% senior unsecured notes, due 2/1/15‡	1,293,500
		16,705,739
Medical – Outpatient and Home Medical Care – 0.3%
1,148,000	CRC Health Corp., 10.75% company guaranteed notes, due 2/1/16	975,800
702,000	National Mentor Holdings, Inc., 11.25% company guaranteed notes, due 7/1/14	719,550
		1,695,350
Metal – Diversified – 1.2%
	Freeport-McMoRan Copper & Gold, Inc.:
2,835,000	8.25%, senior unsecured notes due 4/1/15	3,079,519
2,829,000	8.375%, senior unsecured notes due 4/1/17	3,126,045
		6,205,564
Multimedia – 0.4%
2,208,000	LBI Media, Inc., 8.50% senior subordinated notes due 8/1/17 (144A)	1,832,640
Music – 1.0%
5,726,000	Steinway Musical Instruments, Inc., 7.00% senior notes, due 3/1/14 (144A)§	5,038,880

See Notes to Schedules of Investments and Financial Statements.

24  Janus Bond and Money Market Funds  April 30, 2008

Schedule of Investments (unaudited)

As of April 30, 2008

Shares or Principal Amount		Value

Non-Hazardous Waste Disposal – 1.0%
	Allied Waste Industries, Inc.:
$1,540,000	6.375%, secured notes due 4/15/11	$1,547,700
992,000	7.875%, senior unsecured notes due 4/15/13	1,030,440
2,438,000	7.25%, senior secured notes due 3/15/15	2,459,333
		5,037,473
Office Automation and Equipment – 0.2%
1,124,000	Xerox Corp., 6.875% senior unsecured notes, due 8/15/11	1,171,704
Office Supplies and Forms – 1.3%
7,563,000	Acco Brands Corp., 7.625% company guaranteed notes, due 8/15/15	6,882,330
Oil Companies – Exploration and Production – 4.9%
4,256,000	Chesapeake Energy Corp., 7.75% company guaranteed notes, due 1/15/15	4,394,319
3,479,000	Cimarex Energy Co., 7.125% company guaranteed notes, due 5/1/17	3,531,184
3,152,000	Encore Acquisition Co., 6.25% company guaranteed notes, due 4/15/14	2,962,880
	Forest Oil Corp.:
2,192,000	8.00%, senior unsecured notes due 6/15/08	2,194,740
250,000	8.00%, company guaranteed notes due 12/15/11	264,063
1,048,000	7.25%, senior unsecured notes due 6/15/19 (144A)	1,082,060
2,152,000	Hilcorp Energy Finance, 7.75% senior unsecured notes due 11/1/15 (144A)	2,119,720
699,000	Hilcorp Energy I, 9.00% senior unsecured notes due 6/1/16 (144A)	728,708
2,205,000	Petrohawk Energy Corp., 9.125% company guaranteed notes, due 7/15/13	2,331,788
3,155,000	Quicksilver Resources, Inc., 7.125% company guaranteed notes, due 4/1/16	3,123,449
550,000	Southwestern Energy Co., 7.50% senior unsecured notes due 2/1/18 (144A)	582,999
1,745,000	Whiting Petroleum, Corp., 7.00% company guaranteed notes, due 2/1/14	1,749,363
		25,065,273
Oil Field Machinery and Equipment – 0.2%
1,054,000	Dresser-Rand Group, Inc., 7.625% company guaranteed notes, due 11/1/14‡	1,054,000
Oil Refining and Marketing – 0.6%
2,994,000	Enterprise Products Operations, 6.30% company guaranteed notes, due 9/15/17	3,050,907
Optical Supplies – 0.3%
1,249,000	Bausch & Lomb, Inc., 9.875% senior unsecured notes due 11/1/15 (144A)#	1,330,185
Paper and Related Products – 2.3%
2,635,000	Boise Cascade LLC, 7.125% company guaranteed notes, due 10/15/14	2,345,150
3,954,000	Georgia-Pacific Corp., 7.125% company guaranteed notes due 1/15/17 (144A)	3,914,459
	NewPage Corp.:
1,224,000	10.00%, secured notes due 5/1/12 (144A)	1,306,620
2,364,000	12.00%, company guaranteed notes due 5/1/13#	2,505,840
1,549,000	Rock-Tenn Co., 9.25% senior notes, due 3/15/16 (144A)	1,626,450
524,000	Verso Paper Holdings LLC, 11.375% company guaranteed notes, due 8/1/16	537,100
		12,235,619
Physical Therapy and Rehabilitation Centers – 0.5%
2,513,000	HealthSouth Corp., 10.75% company guaranteed notes, due 6/15/16#	2,701,475
Pipelines – 3.2%
2,963,000	Dynegy Holdings, Inc., 8.75% senior unsecured notes, due 2/15/12	3,140,780
6,301,000	El Paso Corp., 7.00% senior unsecured notes, due 6/15/17	6,575,603
	Kinder Morgan Energy Partners:
450,000	5.95%, senior unsecured notes due 2/15/18	446,335
461,000	6.95%, senior unsecured notes due 1/15/38	467,343
2,749,000	Kinder Morgan Finance Co., 5.70% company guaranteed notes, due 1/5/16#	2,632,168
3,138,000	Williams Cos, Inc., 7.125% senior unsecured notes, due 9/1/11	3,334,125
		16,596,354
Poultry – 0.8%
	Pilgrims Pride Corp.:
2,900,000	7.625%, company guaranteed notes due 5/1/15	2,755,000
1,450,000	8.375%, company guaranteed notes due 5/1/17	1,290,500
		4,045,500
Private Corrections – 0.3%
	Corrections Corporation of America:
1,130,000	7.50%, senior unsecured notes due 5/1/11	1,146,950
674,000	6.25%, company guaranteed notes due 3/15/13	670,630
		1,817,580
Publishing – Books – 0.4%
2,521,000	Cengage Learning Acquisitions, 10.50% senior notes, due 1/15/15 (144A)	2,281,505
Publishing – Newspapers – 0.9%
5,043,000	Block Communications, Inc., 8.25% senior notes, due 12/15/15 (144A)	4,828,673

See Notes to Schedules of Investments and Financial Statements.

Janus Bond and Money Market Funds  April 30, 2008  25

Janus High-Yield Fund

Schedule of Investments (unaudited)

As of April 30, 2008

Shares or Principal Amount		Value

Publishing – Periodicals – 0.3%
$1,358,000	Medimedia USA, Inc., 11.375% senior subordinated notes due 11/15/14 (144A)§	$1,385,160
Recycling – 0.3%
2,175,000	Aleris International, Inc., 10.00% company guaranteed notes due 12/15/16#	1,348,500
REIT – Health Care – 0.3%
1,736,000	Senior Housing Properties Trust, 8.625% senior unsecured notes, due 1/15/12	1,801,100
REIT – Hotels – 0.4%
1,961,000	Host Marriott L.P., 6.375% senior secured notes, due 3/15/15	1,882,560
Rental Auto/Equipment – 0.3%
1,525,000	Hertz Corp., 8.875% company guaranteed notes, due 1/1/14	1,536,438
Retail – Apparel and Shoe – 0.8%
4,228,000	Hanesbrands, Inc., 8.78406% company guaranteed notes due 12/15/14‡,ß	3,984,890
Retail – Arts and Crafts – 0.2%
1,450,000	Michael’s Stores, Inc., 11.375% company guaranteed notes, due 11/1/16	1,301,375
Retail – Computer Equipment – 0.5%
2,206,000	GameStop Corp., 8.00% company guaranteed notes, due 10/1/12	2,349,390
Retail – Drug Store – 0.3%
1,536,000	Rite Aid Corp., 7.50% company guaranteed notes, due 1/15/15	1,474,560
Retail – Miscellaneous/Diversified – 0.7%
976,000	Eye Care Centers of America, Inc., 10.75% company guaranteed notes, due 2/15/15	1,004,060
	Harry & David Holdings, Inc.:
1,689,000	10.62125%, company guaranteed notes due 3/1/12‡,ß	1,418,760
1,249,000	9.00%, company guaranteed notes due 3/1/13	1,111,610
		3,534,430
Retail – Propane Distribution – 1.4%
3,464,000	Amerigas Partners L.P., 7.25% senior unsecured notes, due 5/20/15	3,498,640
	Ferrellgas Partners L.P.:
1,976,000	8.75%, senior notes due 6/15/12	2,030,340
1,797,000	6.75%, senior unsecured notes due 5/1/14	1,770,045
		7,299,025
Retail – Restaurants – 1.0%
1,844,000	Denny’s Holdings, Inc., 10.00% company guaranteed notes, due 10/1/12#	1,758,715
3,479,000	Landry’s Restaurants, Inc., 9.50% company guaranteed notes due 12/15/14‡	3,378,979
		5,137,694
Retail – Vitamins/Nutritional Supplement – 0.4%
2,482,000	General Nutrition Center, 10.00938% company guaranteed notes due 3/15/14‡,ß	2,165,545
Rubber – Tires – 0.3%
1,379,000	Goodyear Tire & Rubber Co., 9.00% senior unsecured notes, due 7/1/15#	1,499,663
Seismic Data Collection – 0.3%
1,263,000	Compagnie Generale de Geophysique-Veritas, 7.75%, company guaranteed notes, due 5/15/17	1,304,048
Special Purpose Entity – 12.6%
28,695,150	Dow Jones Credit Default Index HY 9 T1 8.75%, secured, due 12/29/12 (144A)	28,049,508
24,120,000	Dow Jones Credit Default Index HY 10 T1 8.875%, pass through certificates due 6/29/13 (144A)	23,620,716
	Kar Holding, Inc.:
2,889,000	8.75%, company guaranteed notes due 5/1/14	2,773,440
1,203,000	10.00%, company guaranteed notes due 5/1/15	1,142,850
2,516,000	NSG Holdings LLC, 7.75% senior secured notes due 12/15/25 (144A)	2,453,100
7,454,000	Petroplus Finance, Ltd., 7.00% company guaranteed notes due 5/1/17 (144A)	6,932,220
		64,971,834
Steel – Producers – 0.7%
	Steel Dynamics, Inc.:
941,000	7.375%, senior notes due 11/1/12 (144A)	957,468
2,628,000	7.75%, senior notes, due 4/15/16 (144A)	2,687,130
		3,644,598
Telecommunication Services – 1.2%
3,149,000	Fairpoint Communications, 13.125% senior notes, due 4/1/18 (144A)	3,180,490
675,000	Qwest Corp., 5.625% senior unsecured notes, due 11/15/08	674,156
2,525,000	Time Warner Telecom Holdings, Inc., 9.25% company guaranteed notes, due 2/15/14	2,613,375
		6,468,021
Telephone – Integrated – 2.4%
2,519,000	Cincinnati Bell, Inc., 8.375% company guaranteed notes, due 1/15/14	2,506,405
1,375,000	Citizens Communications Company, 6.625% senior unsecured notes, due 3/15/15	1,289,063
3,225,000	Level 3 Financing, Inc., 8.75% company guaranteed notes, due 2/15/17	2,757,375
4,572,000	Qwest Communications International 7.25%, company guaranteed notes due 2/15/11‡,#	4,537,709
1,738,000	Virgin Media Finance PLC, 9.125% company guaranteed notes, due 8/15/16	1,677,170
		12,767,722

See Notes to Schedules of Investments and Financial Statements.

26  Janus Bond and Money Market Funds  April 30, 2008

Schedule of Investments (unaudited)

As of April 30, 2008

Shares or Principal Amount		Value

Transportation – Marine – 0.7%
$3,672,000	Ship Finance International, Ltd., 8.50% company guaranteed notes, due 12/15/13	$3,708,720
Transportation – Railroad – 0.9%
1,147,000	Grupo Transportacion Ferroviaria Mexicana S.A. de C.V., 9.375%, senior unsubordinated notes, due 5/1/12	1,195,748
	Kansas City Southern de Mexico:
2,593,000	7.625%, senior unsubordinated notes due 12/1/13	2,479,556
1,100,000	7.375%, senior notes, due 6/1/14 (144A)	1,043,625
		4,718,929
Wire and Cable Products – 0.7%
3,479,000	General Cable Corp., 7.125% company guaranteed notes, due 4/1/17	3,392,025

Total Corporate Bonds (cost $480,297,499)		475,156,563

Preferred Stock – 0.3%
Finance – Investment Bankers/Brokers – 0.3%
51,750	Citigroup, Inc., 8.25% (cost $1,293,750)	1,311,863

Warrants – 0%
Casino Services – 0%
166,722	Progressive Gaming Corp. – expires 8/15/08 oo,§ (cost $167)	150

Money Markets – 8.4%
41,329,861	Janus Institutional Cash Management Fund – Institutional Shares, 2.82%	41,329,861
2,329,280	Janus Institutional Money Market Fund – Institutional Shares, 2.74%	2,329,280

Total Money Markets (cost $43,659,141)		43,659,141

Other Securities – 5.7%
13,949,196	Allianz Dresdner Daily Asset Fund†	13,949,196
3,906,746	Repurchase Agreements†	3,906,746
11,938,943	Time Deposits†	11,938,943

Total Other Securities (cost $29,794,885)		29,794,885

Total Investments (total cost $563,362,054) – 106.8%		556,926,245

Liabilities, net of Cash, Receivables and Other Assets – (6.8)%		(35,286,121)

Net Assets – 100%		$521,640,124

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$5,296,999	1.0%
Canada	2,632,168	0.5%
China	6,932,220	1.3%
Mexico	1,195,748	0.2%
United Kingdom	2,142,803	0.4%
United States††	538,726,307	96.6%

Total	$556,926,245	100.0%

††	Includes Short-Term Securities and Other Securities (83.5% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Bond and Money Market Funds  April 30, 2008  27

Janus Short-Term Bond Fund (unaudited)	Ticker: JASBX

Fund Snapshot
This conservative bond fund looks for investments that can provide a modest return while minimizing risk.

Jason Groom
co-portfolio manager

Darrell Watters
co-portfolio manager

Performance Overview

For the six-month period ended April 30, 2008, Janus Short-Term Bond Fund posted a gain of 2.39%, compared to a 3.88% increase of its benchmark, the Lehman Brothers Government/Credit 1-3 Year Index.

Economic Update

Turmoil in the credit markets, uncertainty surrounding the near-term outlook for the U.S. economy and a weaker corporate profit picture made for a volatile and difficult market environment over the past several months. During this period of growing uncertainty, investors were attracted to less risky U.S. Treasuries, helping to push interest rates lower across the yield curve. The Federal Reserve’s aggressive interest rate reduction, including an unprecedented inter-meeting cut of 75 basis points (bps) in January, helped to keep the downward pressure on interest rates for much of the period. The yield curve finished the six month period ended April 30, 2008, with a much steeper slope as the yield on the 3-month Treasury bill fell by 253 bps to 1.38% and the 10-year Treasury yield declined 74 bps to 3.73%.

Additional subprime-related write-offs, slowing consumer spending and a softening labor market, accompanied by record commodity prices and rising inflation expectations, weighed on investor sentiment during the period. Interest rates reached their lows for the period and credit spreads moved to their widest levels in mid-March amid fears that credit conditions could suffer another setback given a deteriorating liquidity position at investment bank Bear Stearns. Prior to that, periodic liquidity injections by the Federal Reserve (Fed) failed to alleviate the stress in the credit markets. Financial markets stabilized somewhat after the Fed aggressively lowered the Federal Funds rate, expanded the collateral it would accept and played an instrumental role in JP Morgan Chase’s purchase of Bear Stearns. In the end, the Fed lowered its target interest rate from 4.50% to 2.00% during the period.

The decline in interest rates helped U.S. Treasuries outperform other segments of the bond market during the period, but these moves were not without volatility. Inflation expectations rose given near-record commodity prices and the more accommodative stance taken by the Fed. But more moderate inflation readings late in the period tempered some of the anxiety. Meanwhile, mortgage-backed security, high-yield and investment grade spreads to U.S. Treasuries widened, or rose to their highest levels, before declining a bit toward the end of the period.

The uptrend in interest rates to close out the period can be attributed in part to investors beginning to look ahead to a possible economic recovery. Nevertheless, concerns about elevated inflationary pressures, soft consumer spending, the weak housing market and the lingering possibility of more write-downs, continued to weigh on the bond market.

Credit and Agency/Government Sponsored Debt Exposure Hindered Performance

The Fund’s underperformance during the period was largely driven by our allocation to high yield and leveraged loans. Below investment grade credit significantly underperformed higher grade credit, as most investors moved up in credit quality.

An underweight to agency/government sponsored debt also detracted from performance during the period. While we will look to add to our agency position, bringing it closer to the benchmark weight, we continue to believe that among the highest quality debt, U.S. Treasuries offer the best defense against market uncertainty.

Our credit position in Denny’s, a restaurant chain, also fell on concerns about a consumer-led economic slowdown hurting their business, however, operations at the company remained strong and same-store sales increased. Within Denny’s capital structure, they have been selling off stores to franchisees and using the proceeds to pay down debt.

Treasury Holdings Benefited Results

Against the backdrop of uncertainty and risk aversion, the U.S. Treasury overweight position versus the benchmark made the strongest contribution. We believe our bias toward the highest-quality securities protected shareholders from much of the spread widening that occurred in the credit and mortgage areas of the market.

Among individual credits, bonds issued by Berkshire Hathaway were the top contributor to performance in the

28  Janus Bond and Money Market Funds  April 30, 2008

(unaudited)

six-month period. During the tumultuous market conditions, investors gravitated toward blue chip names finding comfort in what we believe to be exceptional management teams with a long-standing history of market leadership.

Outlook

Looking ahead, we will be paying close attention to the employment picture, the availability of credit and consumer confidence, among other things. Should the labor market continue to soften amid continued weakness in the housing market, further slowing in consumer spending is likely. While the government stimulus checks could provide a temporary boost, the current de-leveraging of the U.S. economy could take time to complete, possibly lessening the potential for a sharp rebound in economic activity. Inflation remains a concern for the markets as well, given record commodity prices and the Consumer Price Index’s recent elevated level. Although inflation is generally a lagging indicator and should ease with slowing economic growth, it deserves attention given its negative impact and the notion that inflation may limit the Fed’s options to further stimulate economic growth.

The housing market could be the real problem for consumers, given its ties to interest rates and credit markets. If the end-of-period uptrend in long-term interest rates continues and borrowing costs widen, further weakness in housing could result. Nevertheless, investment-grade corporate balance sheets remained in great shape with large cash balances. Because the new facilities introduced by the Fed and the Bush administration make almost the entire investment-grade market eligible as collateral and thus inexpensively financed, liquidity and trading within fixed income markets could improve. Lastly, while corporate default rates are likely to rise over the next year, we could see a significant increase in merger and acquisition activity with many of the small high-yield issuers being bought by cash rich organizations taking advantage of their strong balance sheets and high equity valuations. This could have important implications for business capital expenditures and thus economic activity. While this may be some months away, we will closely monitor these situations and their potential effect on our individual holdings.

Thank you for your investment in Janus Short-Term Bond Fund.

Janus Bond and Money Market Funds  April 30, 2008  29

Janus Short-Term Bond Fund (unaudited)

Janus Short-Term Bond Fund At A Glance

Fund Profile
April 30, 2008

Weighted Average Maturity	2.0 Years
Average Effective Duration*	1.7 Years
30-day Current Yield**
Without Reimbursement	1.61%
With Reimbursement	1.88%
Weighted Average Fixed Income Credit Rating	AA+
Number of Bonds/Notes	63

*	A Theoretical measure of price volatility
**	Yield will fluctuate

Ratings†Summary – (% of Net Assets)
April 30, 2008

AAA	83.7%
AA	4.6%
A	2.1%
BBB	3.8%
BB	2.6%
B	0.8%
CCC	0.6%
Other	1.8%

†	Rated by Standard & Poor’s

Significant Areas of Investment – (% of Net Assets)
As of April 30, 2008

Asset Allocation – (% of Net Assets)
As of April 30, 2008

30  Janus Bond and Money Market Funds  April 30, 2008

(unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2008						Expense Ratios – for the fiscal year ended October 31, 2007
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Short-Term Bond Fund	2.39%	4.58%	3.20%	4.32%	4.67%	1.01%	0.65%

Lehman Brothers Government/Credit 1-3 Year Index	3.88%	7.18%	3.55%	5.01%	5.23%**

Lipper Quartile	–	2nd	1st	2nd	2nd

Lipper Ranking – based on total return for Short Investment Grade Debt	–	72/262	35/160	28/84	8/24

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least March 1, 2009. The expense waiver is detailed in the Statement of Additional Information. Returns and yields shown include fee waivers, if any, and without such waivers, the Fund’s yield and returns would have been lower.

The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period.) Contractual waivers agreed to by Janus Capital, where applicable, are included in the prospectus under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
See important disclosures on the next page.

Janus Bond and Money Market Funds  April 30, 2008  31

Janus Short-Term Bond Fund (unaudited)

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

High-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/ high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

September 3, 1992 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – September 1, 1992

**	The Lehman Brothers Government/Credit 1-3 Year Index’s since inception returns are calculated from August 31, 1992.

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(11/1/07)	(4/30/08)	(11/1/07-4/30/08)†

Actual	$1,000.00	$1,022.60	$3.27

Hypothetical (5% return before expenses)	$1,000.00	$1,021.63	$3.27

†	Expenses are equal to the annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

32  Janus Bond and Money Market Funds  April 30, 2008

Janus Short-Term Bond Fund

Schedule of Investments (unaudited)

As of April 30, 2008

Shares or Principal Amount		Value

Bank Loan – 0.6%
Satellite Telecommunications – 0.6%
$1,110,000	INTELSAT Bermuda, Ltd., 5.20% bank loan, due 2/3/14‡ (cost $1,105,203)	$1,105,755

Corporate Bonds – 15.9%
Aerospace and Defense – Equipment – 0.2%
470,000	United Technologies Corp., 6.50% senior unsecured notes, due 6/1/09	485,334
Beverages – Non-Alcoholic – 0.4%
470,000	Coca-Cola, Co., 5.75% senior unsecured notes, due 3/15/11	494,252
255,000	Dr Pepper Snapple Group, 6.12% senior notes, due 5/1/13 (144A)	260,863
		755,115
Electric – Generation – 0.5%
925,000	AES China Generating Company, Ltd. 9.25% ,senior unsecured notes due 6/26/10	962,926
Electric – Integrated – 1.3%
925,000	CMS Energy Corp., 6.31% senior unsecured notes, due 1/15/13	978,188
785,000	Nevada Power Co., 8.25% general refunding mortgage, due 6/1/11	832,614
785,000	Wisconsin Energy Corp., 6.50% senior unsubordinated notes, due 4/1/11	822,047
		2,632,849
Electronic Components – Semiconductors – 0.4%
810,000	National Semiconductor Corp., 5.94438% senior unsecured notes, due 6/15/10‡,ß	747,969
Finance – Commercial – 0.5%
990,000	Textron Financial Corp., 5.125% senior unsecured notes, due 11/1/10	1,013,507
Finance – Investment Bankers/Brokers – 2.8%
990,000	Credit Suisse USA, Inc., 6.125% company guaranteed notes, due 11/15/11	1,030,565
980,000	Goldman Sachs Group, Inc., 5.00% senior unsecured notes, due 1/15/11	990,531
1,450,000	J.P. Morgan Chase & Co., 6.75% subordinated notes, due 2/1/11	1,512,246
990,000	Lehman Brothers Holdings, Inc., 4.50% notes, due 7/26/10	973,734
990,000	Morgan Stanley Co., 5.05% notes, due 1/21/11	982,407
		5,489,483
Food – Dairy Products – 0.5%
925,000	Dean Foods Co., 6.625% senior notes, due 5/15/09	931,938
Food – Retail – 0.2%
470,000	Kroger Co., 7.25% company guaranteed notes, due 6/1/09	480,258
Machinery – Construction and Mining – 0.3%
470,000	Caterpillar Inc., 6.55% senior unsecured notes, due 5/1/11	503,169
Office Automation and Equipment – 0.8%
1,640,000	Xerox Corp., 6.39625% senior unsecured notes, due 12/18/09‡	1,611,607
Oil Companies – Exploration and Production – 0.3%
490,000	Anadarko Finance Co., 6.75% company guaranteed notes, due 5/1/11	517,560
Pipelines – 1.0%
935,000	Kinder Morgan Energy Partners L.P., 6.75% senior unsecured notes, due 3/15/11	974,585
935,000	Oneok Inc., 7.125% senior unsecured notes, due 4/15/11	984,557
		1,959,142
Reinsurance – 2.0%
3,823,000	Berkshire Hathaway, Inc., 3.375% senior unsecured notes, due 10/15/08	3,825,817
REIT – Health Care – 0.5%
925,000	HCA, Inc., 6.50% senior unsecured notes, due 2/15/16	955,063
Retail – Apparel and Shoe – 0.2%
505,000	Hanesbrands, Inc., 8.78406% company guaranteed notes due 12/15/14‡,ß	475,963
Retail – Drug Store – 0.2%
470,000	CVS Caremark Corp. 4.00% senior unsecured notes, due 9/15/09	466,904
Retail – Hypermarkets – 0.5%
925,000	New Albertsons, Inc., 6.95% senior secured notes, due 8/1/09	948,125
Retail – Restaurants – 0.6%
1,170,000	Landry’s Restaurants, Inc., 9.50% company guaranteed notes due 12/15/14‡,#	1,136,363
Rubber – Tires – 0.2%
305,000	Goodyear Tire & Rubber Co., 9.13475% company guaranteed notes, due 12/1/09‡	305,381
Super-Regional Banks – 1.6%
1,525,000	Bank of America Corp., 4.375% senior unsecured notes, due 12/1/10	1,536,704
980,000	Wells Fargo Bank, N.A., 6.45% subordinated notes, due 2/1/11	1,028,269
580,000	Wells Fargo & Company, 5.30% senior unsecured notes, due 8/26/11	591,957
		3,156,930
Telephone – Integrated – 0.7%
470,000	AT&T Corp., 6.00% senior unsecured notes, due 3/15/09	476,758
785,000	AT&T, Inc., 5.30% senior unsecured notes, due 11/15/10	808,836
		1,285,594
Transportation – Railroad – 0.2%
490,000	Union Pacific Corp., 3.825% senior unsecured notes, due 2/15/09	489,843

Total Corporate Bonds (cost $31,486,436)		31,136,840

U.S. Government Agencies – 8.8%
	Fannie Mae:
2,135,000	5.125%, due 7/13/09	2,193,371
4,860,000	6.00%, due 5/15/11	5,232,582

See Notes to Schedules of Investments and Financial Statements.

Janus Bond and Money Market Funds  April 30, 2008  33

Janus Short-Term Bond Fund

Schedule of Investments (unaudited)

As of April 30, 2008

Shares or Principal Amount		Value

U.S. Government Agencies – (continued)
	Federal Home Loan Bank System:
$4,650,000	2.375%, due 4/30/10	$4,614,510
2,000,000	2.75%, due 6/18/10	1,997,570
2,975,000	Freddie Mac, 5.125% due 4/18/11	3,144,572

Total U.S. Government Agencies (cost $17,241,527)		17,182,605

U.S. Treasury Notes/Bonds – 73.0%
	U.S. Treasury Notes/Bonds:
336,000	4.625%, due 9/30/08	340,226
6,107,000	4.875%, due 10/31/08#	6,203,375
3,010,000	4.375%, due 11/15/08	3,053,034
1,279,000	4.75%, due 12/31/08	1,304,580
14,263,000	4.875%, due 1/3109#	14,592,832
9,083,000	4.50%, due 2/15/09	9,271,754
3,140,000	4.75%, due 2/28/09#	3,214,085
845,000	4.50%, due 3/31/09	865,003
14,740,000	4.875%, due 5/31/09	15,191,412
2,692,000	4.00%, due 6/15/09#	2,752,570
2,468,000	3.50%, due 8/15/09	2,511,383
1,720,000	3.625%, due 10/15/09	1,757,087
21,480,000	4.625%, due 11/15/09	22,272,074
265,000	3.25%, due 12/31/09	269,451
7,090,000	2.125%, due 1/31/10	7,076,153
4,983,000	4.75%, due 2/15/10	5,206,069
4,537,000	2.00%, due 2/28/10#	4,516,797
13,874,000	4.50%, due 5/15/10#	14,507,001
9,658,000	4.50%, due 11/15/10#	10,183,907
1,750,000	3.375%, due 11/30/12#	1,776,387
11,536,000	3.625%, due 12/31/12#	11,846,030
2,776,000	2.50%, due 3/31/13#	2,708,768
1,310,000	3.125%, due 4/30/13	1,316,857

Total U.S. Treasury Notes/Bonds (cost $140,283,640)		142,736,835

Money Market – 0.2%
455,000	Janus Institutional Money Market Fund – Institutional Shares, 2.74% (cost $455,000)	455,000

Other Securities – 25.5%
18,134,839	Allianz Dresdner Daily Asset Fund†	18,134,839
7,842,381	Repurchase Agreements†	7,842,381
	Time Deposits:
1,891,742	Abbey National Treasury, N.A., 2.375% 5/1/08†	1,891,742
844,015	ABN-AMRO Bank N.V., N.A., 2.26% 5/1/08†	844,015
984,426	BNP Paribas, New York, N.A., 2.50% 5/1/08†	984,426
1,968,852	Calyon, N.A., 2.50%, 5/1/08†	1,968,852
685,231	Chase Bank USA, N.A., 2.25%, 5/1/08†	685,231
2,165,737	Danske Bank, Cayman Islands, N.A., 2.53% 5/1/08†	2,165,737
1,378,196	Deutsche Bank A.G., N.A., 2.30%, 5/1/08†	1,378,196
1,968,852	Dexia Bank S.A. Brussels, N.A., 2.50% 5/1/08†	1,968,852
1,968,852	ING Bank N.V., Amsterdam, N.A., 2.4375% 5/1/08†	1,968,852
1,968,852	Lloyd’s TSB Group PLC, N.A., 2.45% 5/1/08†	1,968,852
291,295	Natixis, N.A., 2.38%, 5/1/08†	291,295
1,968,852	Natixis, N.A., 2.43%, 5/1/08†	1,968,852
1,968,852	Nordea Bank Finland PLC, N.A., 2.50% 5/1/08†	$1,968,852
1,943,556	Svenska Handelsbanken, N.A., 2.40% 5/1/08†	1,943,556
1,968,852	Wells Fargo Bank, N.A., 2.375%, 5/1/08†	1,968,852

Total Other Securities (cost $49,943,382)		49,943,382

Short-Term Taxable Variable Rate Demand Note – 0.5%
$1,077,425	California Infrastructure and Economic Development Bank Industrial Revenue Series B, 5.42%, 4/1/24† (amortized cost $1,077,425)	1,077,425

Total Investments (total cost $241,592,613) – 124.5%		243,637,842

Liabilities, net of Cash, Receivables and Other Assets – (24.5)%		(47,979,674)

Net Assets – 100%		$195,658,168

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

United States††	$243,637,842	100.0%

Total	$243,637,842	100.0%

††	Includes Short-Term Securities and Other Securities (78.9% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

34  Janus Bond and Money Market Funds  April 30, 2008

Janus Money Market Funds (unaudited)

Ticker: JAMXX

Janus Money Market Fund	Co-Portfolio Managers
Average Annual Total Return	Eric Thorderson
For the Periods Ended April 30, 2008	Craig Jacobson

Investor Shares
Fiscal Year-to-Date	1.77%
1 Year	4.28%
5 Year	2.90%
10 Year	3.42%
Since Inception (February 14, 1995)	3.87%

Seven-Day Current Yield
Investor Shares
With Reimbursement	2.16%
Without Reimbursement	2.06%

Expense Ratios
For the Fiscal Year ended October 31, 2007

Investor Shares
Total Annual Fund Operating Expenses	0.70%

Ticker: JAGXX

Janus Government Money Market Fund	Co-Portfolio Managers
Average Annual Total Return	Eric Thorderson
For the Periods Ended April 30, 2008	Craig Jacobson

Investor Shares
Fiscal Year-to-Date	1.60%
1 Year	4.00%
5 Year	2.79%
10 Year	3.32%
Since Inception (February 14, 1995)	3.76%

Seven-Day Current Yield
Investor Shares
With Reimbursement	1.85%
Without Reimbursement	1.75%

Expense Ratios
For the Fiscal Year ended October 31, 2007

Investor Shares
Total Annual Fund Operating Expenses	0.71%

Ticker: JATXX

Janus Tax-Exempt Money Market Fund
Average Annual Total Return	Portfolio Manager
For the Periods Ended April 30, 2008	Craig Jacobson

Investor Shares
Fiscal Year-to-Date	1.09%
1 Year	2.72%
5 Year	1.92%
10 Year	2.19%
Since Inception (February 14, 1995)	2.45%

Seven-Day Current Yield
Investor Shares
With Reimbursement	1.85%
Without Reimbursement	1.75%

Expense Ratios
For the Fiscal Year ended October 31, 2007

Investor Shares
Total Annual Fund Operating Expenses	0.73%

Data presented represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

Investments in money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money market funds.

Janus Capital Management LLC has agreed to waive one-half of its advisory fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Total returns shown include fee waivers, if any, and without such waivers, the Fund’s yields and total returns would have been lower.

Each Fund’s expense ratios were determined based on average assets as of the fiscal year ended October 31, 2007. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
Total return includes reinvestment of dividends and capital gains.

The yield more closely reflects the current earnings of each Money Market Fund than the total return.

The Funds will invest at least 80% of their net assets in the type of securities described by their name.

Income may be subject to state or local taxes and, to a limited extent, certain federal tax.

See Notes to Schedules of Investments and Financial Statements.

See “Explanations of Charts, Tables and Financial Statements.”

Janus Bond and Money Market Funds  April 30, 2008  35

Janus Money Market Fund (unaudited)

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(11/1/07)	(4/30/08)	(11/1/07-4/30/08)*

Actual	$1,000.00	$1,017.70	$3.01

Hypothetical (5% return before expenses)	$1,000.00	$1,021.88	$3.02

*	Expenses are equal to the annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Janus Government Money Market Fund (unaudited)

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(11/1/07)	(4/30/08)	(11/1/07-4/30/08)*

Actual	$1,000.00	$1,016.00	$3.06

Hypothetical (5% return before expenses)	$1,000.00	$1,021.83	$3.07

*	Expenses are equal to the annualized expense ratio of 0.61%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Janus Tax-Exempt Money Market Fund (unaudited)

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(11/1/07)	(4/30/08)	(11/1/07-4/30/08)*

Actual	$1,000.00	$1,010.90	$3.10

Hypothetical (5% return before expenses)	$1,000.00	$1,021.78	$3.12

*	Expenses are equal to the annualized expense ratio of 0.62%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

36  Janus Bond and Money Market Funds  April 30, 2008

Janus Money Market Fund

Schedule of Investments (unaudited)

As of April 30, 2008

Principal Amount		Value

Certificates of Deposit – 19.2%
$10,000,000	Banco Bilboa Vizcaya, 2.72%, 10/8/08	$10,000,000
15,000,000	Banco Santander Totta S.A., 2.80%, 10/7/08	15,006,535
	Bank of Montreal, Chicago:
25,000,000	2.72%, 10/2/08	25,000,000
25,000,000	2.72%, 10/3/08	25,000,000
20,000,000	Calyon, New York, 2.73%, 10/14/08	20,004,548
40,000,000	Dexia Bank, New York, 2.45%, 5/1/08	40,000,000
	Fortis Bank, N.V.:
25,000,000	2.70%, 10/14/08	25,000,000
25,000,000	2.80%, 10/17/08	25,000,000
	Mizuho Corporate Bank, New York:
15,000,000	2.86%, 5/8/08	15,000,000
40,000,000	2.78%, 7/11/08	40,000,001
	Natexis Banques Populaires, New York:
20,000,000	2.90%, 7/7/08	20,000,000
20,000,000	3.15%, 10/23/08	20,000,000
25,000,000	Shinkin Central Bank, New York, 3.09%, 5/6/08	25,000,000
	Sumitomo Mitsui Banking Corp.:
20,000,000	2.91%, 5/8/08	20,000,000
20,000,000	2.90%, 5/19/08	20,000,000
10,000,000	2.88%, 5/23/08	10,000,000
5,000,000	Svenska Handelsbanken AB, 5.00%, 10/9/08	5,000,000

Total Certificates of Deposit (amortized cost $360,011,084)		360,011,084

Commercial Paper – 30.9%
59,000,000	Atlantic Asset Securitization LLC, 2.72%, 5/15/08 (Section 4(2))	58,937,590
59,000,000	Banco Bilbao Vizcaya, 2.65%, 5/5/08 (Section 4(2))	58,982,627
	Bryant Park Funding LLC:
20,000,000	2.75%, 5/7/08 (Section 4(2))	19,990,833
15,000,000	2.77%, 5/15/08 (Section 4(2))	14,983,842
24,000,000	2.85%, 7/28/08 (Section 4(2))	23,832,800
20,000,000	ICICI Bank, Ltd (LOC: Bank of America, N.A.), 2.80%, 9/30/08	19,763,556
20,000,000	Lloyd’s TSB Group PLC, 2.85%, 10/24/08	20,000,000
50,000,000	Manhattan Asset Funding Company LLC, 2.75%, 5/14/08 (Section 4(2))	49,950,347
23,200,000	Medical Building Funding IV Series 2002 LLC, 2.86%, 5/2/08	23,198,157
	Morrigan TRR Funding LLC:
50,000,000	3.22%, 5/13/08	49,946,333
9,000,000	3.20%, 5/16/08	8,988,000
10,000,000	Natexis, 2.86%, 7/14/08	9,941,215
	Nieuw Amsterdam Receivables Corp.:
7,000,000	2.85%, 5/27/08 (Section 4(2))	6,985,592
29,176,000	2.90%, 6/23/08 (Section 4(2))	29,051,435
55,000,000	Scaldis Capital LLC, 3.00%, 5/7/08 (Section 4(2))	54,972,499
25,000,000	Solitaire Funding LLC, 3.15%, 5/6/08	24,989,063
53,000,000	Thames Asset Global Securitization No. 1, Inc., 2.95%, 7/11/08 (Section 4(2))	52,691,643
	Three Pillars Funding LLC:
39,000,000	2.75%, 5/15/08 (Section 4(2))	38,958,292
20,000,000	2.91%, 5/27/08 (Section 4(2))	19,957,967
15,145,000	Ticonderoga Funding LLC, 2.73%, 5/8/08 (144A)	15,136,961
9,000,000	Victory Receivables Corp., 2.80%, 5/8/08 (Section 4(2))	8,995,100

Total Commercial Paper (amortized cost $610,253,852)		610,253,852

Floating Rate Notes – 26.7%
	Allied Irish Banks:
10,000,000	2.78%, 8/18/08 (144A)	9,991,571
5,000,000	3.21%, 11/19/08	5,000,000
10,000,000	3.31188%, 2/4/09	10,000,000
5,000,000	ANZ National, 2.75125%, 9/5/08 (144A)	5,000,084
15,996,000	Ares VII CLO, Ltd., Class A-1A, 3.1775%, 5/8/15 (144A)§	15,996,000
31,000,000	Banc of America Securities LLC, (same day put), 2.5475%, 5/1/08	31,000,000
7,466,000	Banco Santander Totta S.A., 2.72313%, 9/15/08 (144A)	7,466,000
25,000,000	Barclay’s Bank, New York, 3.00%, 10/23/08	25,000,000
20,000,000	BCP Finance Bank, Ltd., 2.75313%, 10/2/08 (144A)	20,000,000
25,000,000	BES Finance, Ltd., 2.75313%, 10/1/08 (144A)	25,000,000
10,000,000	Caja de Ahorros y Pensiones de Barcelona 2.92%, 7/23/08 (144A)	10,000,000
45,000,000	CAM U.S. Finance S.A., 4.7125%, 7/25/08 (144A)	45,000,000
30,000,000	Credit Suisse, 2.88563%, 1/12/09	30,024,104
4,266,000	Dekabank, New York, 2.8675%, 11/19/15 (144A)	4,266,000
15,000,000	Dexia Bank, New York, 2.775%, 1/20/09	14,995,123
5,000,000	Dorada Finance Corp., 2.82%, 8/20/08 (144A)§	4,999,090
	HSH Nordbank A.G., New York:
6,399,000	2.81%, 9/19/08 (144A)	6,399,000
19,195,000	2.9575%, 4/23/09 (144A)	19,195,000
51,000,000	Lehman Brothers, Inc. (90 day put) 2.5875%, 5/21/08ß	51,000,000
6,399,000	Natexis Banques Populaires, New York 2.72594%, 9/12/08 (144A)	6,399,000
15,000,000	Santander U.S. Debt S.A. Unipersonal 2.65875%, 9/19/08 (144A)	15,016,127
5,000,000	Sedna Finance, Inc., 2.90%, 8/20/08 (144A)§	5,000,000
	Skandinaviska Enskilda Bank, New York:
6,900,000	3.05%, 8/21/08	6,893,744
15,000,000	2.58875%, 8/22/08 (144A)	15,010,020
25,000,000	Societe Generale, New York, 2.835% 6/30/08	24,990,030
21,328,000	Totta (Ireland) PLC, 2.75125%, 9/5/08 (144A)	21,328,000
	Unicredito Italiano Bank (Ireland):
30,000,000	2.70563%, 8/8/08 (144A)	30,000,000
17,916,000	2.75438%, 9/8/08 (144A)	17,916,000
	Union Hamilton Special Purpose Funding LLC:
5,000,000	3.10%, 6/16/08 (144A)	5,000,000
15,000,000	2.89875%, 6/23/08 (144A)	15,000,000

See Notes to Schedules of Investments and Financial Statements.

Janus Bond and Money Market Funds  April 30, 2008  37

Janus Money Market Fund

Schedule of Investments (unaudited)

As of April 30, 2008

Principal Amount		Value

Floating Rate Notes – (continued)
$15,000,000	Union Hamilton Special Purpose Funding LLC, 3.17125%, 6/30/08 (144A)	$15,000,000
29,859,000	Westdeutsche Landesbank A.G. 2.791563%, 4/9/09 (144A)	29,859,000

Total Floating Rate Notes (amortized cost $547,743,893)		547,743,893

Repurchase Agreements – 20.7%
88,000,000	Calyon, New York Branch 2.05%; dated 4/30/08; maturing 5/1/08; to be repurchased at $88,005,011; collateralized by $107,052,797 in U.S. Government Agencies; 3.265% – 3.295%, 1/25/37-4/25/37; with a value of $89,760,000	88,000,000
51,000,000	Citigroup Global Markets, Inc., 2.6375%; dated 4/30/08; maturing 5/1/08; to be repurchased at $51,003,736; collateralized by $51,000,000 in Commercial Paper; 0.001%, 5/24/36 – 4/17/38; with a value of $59,134,451	51,000,000
41,000,000	Deutsche Bank Securities, Inc., 2.588%; dated 4/30/08; maturing 5/1/08; to be repurchased at $41,002,947; collateralized by $82,117,264 in Collateralized Mortgage Obligations; 0%, 10/28/47; with a value of $41,820,000	41,000,000
59,000,000	Dresdner Kleinwort Securities LLC, 2.5375%; dated 4/30/08; maturing 5/1/08; to be repurchased at $59,004,159; collateralized by $137,738,520 in Collateralized Mortgage Obligations; 0% – 5.86%, 7/20/35 – 9/20/46; with a value of $61,953,428	59,000,000
48,000,000	JP Morgan Securities, Inc., 2.5875%; dated 4/30/08; maturing 5/1/08; to be repurchased at $48,003,450; collateralized by $48,000,000 in Corporate Notes; 0% – 11.625%, 1/15/10 – 3/1/42; with a value of $49,028,649	48,000,000
59,000,000	RBC Capital Markets Corp., 2.5375%; dated 4/30/08; maturing 5/1/08; to be repurchased at $59,004,159; collateralized by $12,700,000 in Asset Backed Securities; 7.6021%, 6/25/43; $110,485,981 in Collateralized Mortgage Obligations; 6.723376%, 8/25/36; with respective values of $1,264,726 and $58,915,274	59,000,000
9,800,000	RBC Capital Markets Corp., 2.00%; dated 4/30/08; maturing 5/1/08; to be repurchased at $9,800,544; collateralized by $11,388,989 in U.S. Government Agencies; 3.75% – 10.05%, 5/15/08 – 4/1/38; with a value of $9,996,000	9,800,000
51,000,000	Wachovia Bank, N.A., 2.54%; dated 4/30/08; maturing 5/1/08; to be repurchased at $51,003,598; collateralized by $55,802,037 in Corporate Bonds; 0% – 11.50%, 8/5/08 – 12/31/49; with a value of $53,550,000	51,000,000

Total Repurchase Agreements (amortized cost $406,800,000)		406,800,000

Short-Term Corporate Notes – 0.5%
10,000,000	Mazarin Funding LLC, 5.33%, 5/15/08 (144A) (amortized cost $10,000,000)	10,000,000

Taxable Variable Rate Demand Notes – 1.8%
	Breckenridge Terrace LLC:
790,000	2.945%, 5/1/39	790,000
3,195,000	2.945%, 5/1/39	3,195,000
3,420,000	Colorado Natural Gas, Inc., Series 2002, 2.94%, 7/1/32	3,420,000
1,795,000	Cornerstone Funding Corp. I, Series 2003C, 2.74%, 4/1/13	1,795,000
185,000	Edison Chouest Offshore LLC, 3.15%, 3/1/14	185,000
930,000	FJM Properties-Wilmar, 3.00%, 10/1/24	930,000
3,180,000	HHH Supply and Investment Co., 2.90%, 7/1/29	3,180,000
2,940,000	Hillcrest Medical Plaza, 3.00%, 9/1/23	2,940,000
102,000	Holston Medical Group, 3.15%, 1/1/13	102,000
755,000	Lenexa, Kansas Industrial Revenue (Labone, Inc. Project), Series A, 2.97%, 9/1/09	755,000
110,000	McElroy Metal Mill, Inc., Series 2003, 3.15%, 7/1/18	110,000
830,000	Montgomery-Engelside, Alabama Medical Clinic Board Revenue, (Surgical Center), 2.90%, 3/1/24	830,000
2,300,000	Racetrac Capital LLC, Series 1998-A, 2.93%, 4/1/18	2,300,000
5,400,000	Rehau, Inc., 3.22%, 10/1/19	5,400,000
2,300,000	Shoosmith Brothers, Inc., 2.93%, 3/1/15	2,300,000
4,060,000	Timber Ridge County Affordable Housing Corp., Series 2003, 2.90%, 12/1/32	4,060,000
2,600,000	Village Green Finance Co., 2.93%, 11/1/22	2,600,000

Total Taxable Variable Rate Demand Notes (amortized cost $34,892,000)		34,892,000

Total Investments (total amortized cost $1,969,700,829) – 99.8%		1,969,700,829

Cash, Receivables and Other Assets, net of Liabilities – 0.2%		4,250,746

Net Assets – 100%		$1,973,951,575

See Notes to Schedules of Investments and Financial Statements.

38  Janus Bond and Money Market Funds  April 30, 2008

Janus Government Money Market Fund

Schedule of Investments (unaudited)

As of April 30, 2008

Principal Amount		Value

U.S. Government Agency Notes – 10.0%
	Fannie Mae:
$1,800,000	5.02%, 5/30/08	$1,792,721
965,000	4.481%, 8/29/08	949,879
5,000,000	2.489%, 1/30/09	4,905,280
4,000,000	2.92%, 3/30/09	4,000,000
	Federal Home Loan Bank System:
1,500,000	3.90%, 9/8/08	1,478,875
196,000	4.07%, 11/6/08	191,812
155,000	3.40%, 11/21/08	152,014
410,000	2.40%, 2/11/09	402,183
359,000	2.20%, 3/3/09	352,287
290,000	2.35%, 4/16/09	283,374
	Freddie Mac:
1,060,000	4.75%, 5/30/08	1,055,944
1,673,000	4.92%, 6/13/08	1,663,168
2,000,000	4.98%, 6/23/08	1,985,337
327,000	4.36%, 9/15/08	321,574
3,000,000	3.93%, 12/8/08	2,927,623

Total U.S Government Agency Notes (amortized cost $22,462,071)		22,462,071

U.S. Government Agency Variable Notes – 26.4%
	Fannie Mae:
2,000,000	2.32%, 1/16/09	2,000,000
	Federal Farm Credit Bank:
380,000	2.74625%, 10/28/08	379,927
3,000,000	2.60688%, 2/11/09	3,000,000
3,000,000	2.28%, 4/17/09	3,000,000
	Federal Home Loan Bank System:
190,000	2.76%, 10/24/08	189,955
4,000,000	2.36%, 12/3/08	4,000,000
3,000,000	2.35%, 12/17/08	2,998,886
3,000,000	2.75%, 2/20/09	3,000,000
5,000,000	2.9118%, 2/27/09	5,001,481
3,000,000	2.618%, 3/13/09	3,000,000
3,000,000	2.85%, 3/17/09	3,000,000
3,000,000	2.68%, 3/27/09	3,000,000
10,000,000	2.415%, 4/21/09	10,000,000
3,000,000	2.65%, 5/6/09	3,000,000
5,000,000	2.41%, 6/18/08	5,000,000
	Freddie Mac:
5,450,000	2.60%, 3/18/09	5,450,000
2,000,000	2.6487%, 4/7/09	2,000,000
1,245,072	2.895%, 1/15/42	1,245,072

Total U.S. Government Agency Variable Notes (amortized cost $59,265,321)		59,265,321

U.S. Government Guaranteed Loan Notes – 5.8%
	Army & Air Force Exchange Services:
6,000,000	3.16%, 5/6/08	5,999,999
2,000,000	2.97%, 5/7/08ß	2,000,000
5,000,000	3.26%, 6/27/08ß	5,000,000

Total U.S. Government Guaranteed Loan Notes (amortized cost $12,999,999)		12,999,999

Floating Rate Notes – 1.8%
	Cypress Bend Real Estate Development LLC
4,000,000	2.82%, 4/1/33 (amortized cost $4,000,000)	4,000,000

Repurchase Agreements – 57.2%
33,000,000	Calyon, New York Branch, 2.05%; dated 4/30/08; maturing 5/1/08; to be repurchased at $33,001,879; collateralized by $40,144,799 in U.S. Government Agencies; 3.265% – 3.295%, 1/25/37-4/25/37; with a value of $33,660,000	33,000,000
30,700,000	Credit Suisse Securities (USA) LLC, 2.4575%; dated 4/30/08; maturing 5/1/08; to be repurchased at $30,702,096; collateralized by $63,023,600 in U.S. Government Agencies; 3.185% – 14.30928%, 5/25/17 – 2/25/38; with a value of $31,314,152	30,700,000
33,000,000	Deutsche Bank Securities, Inc., 2.00%; dated 4/30/08; maturing 5/1/08; to be repurchased at $33,001,833; collateralized by $34,567,606 in U.S. Government Agencies; 5.0% – 6.5%, 11/01/37 – 3/1/38; with a value of $33,660,000	33,000,000
30,000,000	ING Financial Markets LLC, 1.98%; dated 4/30/08; maturing 5/1/08; to be repurchased at $30,001,650; collateralized by $34,696,573 in U.S. Government Agencies; 4.25% – 7.015%, 7/29/08 – 10/1/46; with a value of $30,600,191	30,000,000
1,900,000	RBC Capital Markets Corp., 2.00%; dated 4/30/08; maturing 5/1/08; to be repurchased at $1,900,106; collateralized by $2,208,069 in U.S. Government Agencies; 3.75% – 10.05%, 5/15/08 – 4/1/38; with a value of $1,938,000	1,900,000

Total Repurchase Agreements (amortized cost $128,600,000)		128,600,000

Total Investments (total amortized cost $227,327,391) – 101.2%		227,327,391

Liabilities, net of Cash, Receivables and Other Assets – (1.2)%		(2,665,293)

Net Assets – 100%		$224,662,098

See Notes to Schedules of Investments and Financial Statements.

Janus Bond and Money Market Funds  April 30, 2008  39

Janus Tax-Exempt Money Market Fund

Schedule of Investments (unaudited)

As of April 30, 2008

Principal Amount		Value

Municipal Securities – 96.1%
Arizona – 0.3%
$300,000	Casa Grande, Arizona, Industrial Development Authority Multi-family Housing Revenue Variable Rate, 2.56%, 6/15/31	$300,000
Colorado – 19.5%
3,000,000	Brighton Crossing Metropolitan District No.4 Variable Rate, 2.55%, 12/1/34	3,000,000
3,525,000	Colorado Educational and Cultural Facilities Authority Revenue, Variable Rate, 2.68%, 5/15/38	3,525,000
1,990,000	Commerce City, Colorado, Northern Infrastructure General Improvement District, Variable Rate, 2.48%, 12/1/31	1,990,000
	Ebert Metropolitan District Securitization Trust:
4,000,000	Series 2004-S1 Variable Rate, 2.55%, 12/1/34	4,000,000
1,300,000	Series 2005-S1 Variable Rate, 2.55%, 12/1/09	1,300,000
2,750,000	NBC Metropolitan District, Colorado Variable Rate, 2.48%, 12/1/30	2,750,000
1,000,000	Telluride, Colorado, Excise Tax Revenue (Open Space Project) Variable Rate, 2.65%, 12/1/36	1,000,000
		17,565,000
Delaware – 1.2%
1,100,000	Delaware Economic Development Authority (Archmere Academy, Inc. Project), Variable Rate, 2.43%, 7/1/36	1,100,000
District of Columbia – 2.2%
1,975,000	District of Columbia Revenue (Market School) Variable Rate, 2.70%, 10/1/33	1,975,000
Florida – 5.3%
660,000	Florida State Board Regent Housing Revenue, (Florida International University), 6.30%, 7/1/08	663,244
2,000,000	Jacksonville, Florida, Educational Facilities Revenue, (Edward Waters College Project), Variable Rate, 2.45%, 12/1/29	2,000,000
900,000	Palm Beach County, Florida, Health Facilities Authority Revenue, (Bethesda Healthcare System Project), Variable Rate, 2.58%, 12/1/31	900,000
1,250,000	Pinellas County, Florida, Health Facilities Authority Revenue, (Bayfront Project), Variable Rate, 2.58%, 7/1/34	1,250,000
		4,813,244
Georgia – 7.4%
300,000	Athens-Clarke County, Georgia, Development Authority Revenue, (University of Georgia Athletic Association Project), Variable Rate, 2.58%, 9/1/31	300,000
3,015,000	Cobb County, Georgia, Housing Authority, (Cobb – Six Flags Association), Variable Rate, 2.57%, 11/15/29	3,015,000
855,000	DeKalb County, Georgia, Development Authority Revenue, (Martins Episcopal School), Variable Rate, 2.49%, 10/1/22	855,000
2,460,000	Roswell, Georgia, Housing Authority Multifamily Revenue, (Wood Crossing Project), (Freddie Mac Insured), Variable Rate, 2.43%, 8/1/24	2,460,000
		6,630,000
Illinois – 10.2%
600,000	Chicago, Illinois, Tax Increment, Series B, Variable Rate, 2.73%, 12/1/14	600,000
	Illinois Development Finance Authority Revenue:
4,400,000	(Shelby Memorial Hospital Association, Inc.), Series B-1, Variable Rate, 2.75%, 10/1/29	4,400,000
425,000	(St. Anthony’s Health Center), Program E-1, Variable Rate, 2.72%, 10/1/29	425,000
2,300,000	Illinois Finance Authority Revenue, (Resurrection Health), Series B, 2.78%, due 5/15/35	2,300,000
1,400,000	Montgomery, Illinois, Special Service Area, (Blackberry Crossing West), Variable Rate, 2.67%, due 3/1/25	1,400,000
		9,125,000
Iowa – 7.2%
5,250,000	Buffalo, Iowa, Pollution Control Revenue, (LaFarge Corp.), Series B, Variable Rate, 2.70%, 10/1/10	5,250,000
1,275,000	Iowa Finance Authority Small Business Development Revenue, (Terrace Center Association), Variable Rate, 2.60%, 3/1/22	1,275,000
		6,525,000
Kentucky – 0.8%
685,000	Hardin County, Kentucky, Water District Revenue, Variable Rate, 2.48%, 9/1/22	685,000
Maryland – 3.1%
1,300,000	Maryland State Economic Development Corp., (Emerge Inc. Facilities), Series A, Variable Rate, 2.43%, 4/1/22	1,300,000
1,500,000	Maryland State Health and Higher Educational Facilities Authority Revenue, (Bishop McNamara High School), Variable Rate, 2.43%, 7/1/32	1,500,000
		2,800,000
Massachusetts – 3.5%
2,300,000	Massachusetts State Health and Educational Facilities Authority Revenue, (Alliance Health Southeastern), Variable Rate, 2.46%, 7/1/37	2,300,000
823,000	Massachusetts State Industrial Finance Agency, (Chestnut House Apartments), Variable Rate, 2.75%, 8/1/26	823,000
		3,123,000
Michigan – 1.5%
1,390,000	Eastern Michigan University Revenues, (FGIC Insured), Series A, 5.80%, 6/1/08	1,392,374

See Notes to Schedules of Investments and Financial Statements.

40  Janus Bond and Money Market Funds  April 30, 2008

Schedule of Investments (unaudited)

As of April 30, 2008

Principal Amount		Value

Minnesota – 3.4%
$300,000	North Suburban Hospital District Minnanoka and Ramsey Counties Hospital Revenue, (Health Center), Variable Rate, 2.40%, 8/1/14	$300,000
1,100,000	Stillwater, Minnesota, Private School Facilities Revenue, (Catholic Finance Corp. Project), Variable Rate, 2.60%, 12/1/22	1,100,000
	St. Paul, Minnesota, Housing and Redevelopment Authority Revenue:
1,005,000	(Goodwill/Easter Seals), Variable Rate, 2.60%, 8/1/25	1,005,000
500,000	Variable Rate, 2.60%, 10/1/25	500,000
200,000	St. Paul, Minnesota, Port Authority Revenue, Variable Rate, 2.60%, 4/1/36	200,000
		3,105,000
Missouri – 4.8%
100,000	Kansas City, Missouri, Industrial Development Authority Multi-family Housing Revenue, Variable Rate, 2.56%, 11/1/30	100,000
	Missouri Health and Educational Facilities Authority Revenue:
3,900,000	(Var-Ranken Technical College), Variable Rate, 2.60%, 11/15/31	3,900,000
300,000	(Washington University), Series C, Variable Rate, 2.65%, 3/1/40	300,000
		4,300,000
Nebraska – 2.1%
1,900,000	Norfolk, Nebraska, Industrial Development Revenue, (Supervalu, Inc.), Variable Rate, 2.65%, 11/1/14	1,900,000
New Jersey – 3.3%
3,000,000	New Jersey Economic Development Authority Revenue, Variable Rate, 2.60%, 3/1/31	3,000,000
New York – 2.7%
2,400,000	Nassau County, New York, Industrial Development Agency, (Amsterdam at Harborside), Variable Rate, 2.53%, 1/1/28	2,400,000
North Carolina – 0.4%
400,000	New Hanover County, North Carolina, Industrial Facilities and Pollution Central Financing, (Corning Project), Variable Rate, 2.45%, 5/1/10	400,000
North Dakota – 0.6%
500,000	Grand Forks Hospital Facilities Revenue, (United Hospital Obligation Group), Variable Rate, 2.68%, 12/1/16	500,000
Ohio – 1.1%
995,000	Akron Bath Copley, Ohio, Joint Township Hospital District Revenue, (Summner Project), Variable Rate, 2.48%, 12/1/32	995,000
Pennsylvania – 2.3%
1,300,000	Delaware County Pennsylvania, (Dunwoody Village), Variable Rate, 2.43%, 4/1/30	1,300,000
745,000	Pennsylvania Higher Educational Facilities Authority Revenue, (Mercyhurst College), Series E1, Variable Rate, 2.38%, 11/1/19	745,000
		2,045,000
Texas – 5.5%
1,000,000	Austin, Texas, Housing Finance Corporation Revenue, (Stassney Woods Apartments), (Fannie Mae Insured), Variable Rate, 2.60% 10/15/32	1,000,000
365,000	Bell County, Texas, Health Facilities Development, (Baptist Care, Inc.), Variable Rate, 3.00%, 5/1/23	365,000
600,000	Garland, Texas, Health Facilities Development Corp., (Chambrel Club Hill), (Fannie Mae Insured), Variable Rate, 2.44%, 11/15/32	600,000
3,000,000	Texas State Tax and Revenue Anticipation Notes, 4.50%, 8/28/08	3,028,786
		4,993,786
Washington – 4.0%
1,625,000	Washigton State Economic Development Revenue, (Benaroya Research), Variable Rate, 2.48%, 12/1/24	1,625,000
2,000,000	Washington State Housing Finance Community Revenue, (Eastside Catholic School), Variable Rate, 2.47%, 7/1/38	2,000,000
		3,625,000
Wisconsin – 2.5%
2,265,000	Wisconsin State Health and Educational Facilities Authority Revenue, (Grace Luthern Foundation Project), Variable Rate, 2.72%, 6/1/25	2,265,000
Wyoming – 1.2%
	Sweetwater County, Wyoming, Hospital Revenue, (Memorial Hospital Project):
400,000	Series A, Variable Rate, 2.58%, 9/1/37	400,000
650,000	Series B, Variable Rate, 2.56%, 9/1/37	650,000
		1,050,000

Total Investments (total amortized cost $86,612,404) – 96.1%		86,612,404

Cash, Receivables and Other Assets, net of Liabilities – 3.9%		3,501,196

Net Assets – 100%		$90,113,600

See Notes to Schedules of Investments and Financial Statements.

Janus Bond and Money Market Funds  April 30, 2008  41

Statements of Assets and Liabilities – Bond Funds

As of April 30, 2008 (unaudited)	Janus Flexible	Janus High-Yield	Janus Short-Term
(all numbers in thousands except net asset value per share)	Bond Fund	Fund	Bond Fund

Assets:
Investments at cost(1)	$1,144,835	$563,362	$241,593
Unaffiliated investments at value(1)	$1,063,810	$513,267	$243,183
Affiliated money market investments	99,312	43,659	455
Cash	515	1,687	223
Receivables:
Investments sold	12,790	5,900	5,568
Fund shares sold	370	558	179
Interest	11,290	11,069	2,802
Non-interested Trustees’ deferred compensation	16	9	3
Other assets	58	4	1
Total Assets	1,188,161	576,153	252,414
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	218,546	29,795	49,943
Investments purchased	65,913	23,425	6,205
Fund shares repurchased	918	686	449
Dividends and distributions	170	185	11
Advisory fees	375	251	59
Transfer agent fees and expenses	175	122	58
Non-interested Trustees’ fees and expenses	7	6	2
Non-interested Trustees’ deferred compensation fees	16	9	3
Accrued expenses	–	34	26
Total Liabilities	286,120	54,513	56,756
Net Assets	$902,041	$521,640	$195,658
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$902,416	$586,462	$198,707
Undistributed net investment income/(loss)*	1,203	319	54
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(20,020)	(58,706)	(5,148)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	18,442	(6,435)	2,045
Total Net Assets	$902,041	$521,640	$195,658
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	93,075	57,791	67,794
Net Asset Value Per Share	$9.69	$9.03	$2.89

*	See Note 4 in Notes to Financial Statements.

(1)	Investments at cost and value include $213,754,560, $29,097,099, and $48,772,783 of securities loaned for Janus Flexible Bond Fund, Janus High – Yield Fund, and Janus Short – Term Bond Fund, respectively (Note 1).

See Notes to Financial Statements.

42  Janus Bond and Money Market Funds  April 30, 2008

Statements of Operations – Bond Funds

For the six-month period ended April 30, 2008 (unaudited)	Janus Flexible	Janus High-Yield	Janus Short-Term
(all numbers in thousands)	Bond Fund	Fund	Bond Fund

Investment Income:
Interest	$19,253	$20,678	$4,040
Securities lending income	812	96	188
Dividends	306	146	–
Dividends from affiliates	667	1,256	136
Total Investment Income	21,038	22,176	4,364
Expenses:
Advisory fees	2,126	1,578	591
Transfer agent fees and expenses	898	606	222
Registration fees	20	36	12
Postage and mailing expenses	25	15	7
Custodian fees	–	13	7
Professional fees	16	13	8
Non-interested Trustees’ fees and expenses	6	4	1
Printing expenses	24	15	9
Other expenses	35	34	26
Non-recurring costs (Note 2)	–	–	–
Cost assumed by Janus Capital Management LLC (Note 2)	–	–	–
Total Expenses	3,150	2,314	883
Expense and Fee Offset	(38)	(42)	(9)
Net Expenses	3,112	2,272	874
Less: Excess Expense Reimbursement	–	–	(284)
Net Expenses after Expense Reimbursement	3,112	2,272	590
Net Investment Income/(Loss)	17,926	19,904	3,774
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	7,053	(33,084)	(2,030)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	12,011	2,253	1,889
Payment from affiliate (Note 2)	–	61	–
Net Gain/(Loss) on Investments	19,064	(30,770)	(141)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$36,990	$(10,866)	$3,633

See Notes to Financial Statements.

Janus Bond and Money Market Funds  April 30, 2008  43

Statements of Changes in Net Assets – Bond Funds

For the six-month period ended April 30, 2008 (unaudited)	Janus Flexible		Janus High-Yield		Janus Short-Term
and for the fiscal year ended October 31, 2007	Bond Fund		Fund		Bond Fund
(all numbers in thousands)	2008	2007	2008	2007	2008	2007

Operations:
Net investment income/(loss)	$17,926	$36,371	$19,904	$43,715	$3,774	$7,985
Net realized gain/(loss) from investment and foreign currency transactions	7,053	(3,797)	(33,084)	1,271	(2,030)	(566)
Net realized gain/(loss) from futures contracts	–	(114)	–	–	–	–
Net realized gain/(loss) from short sales	–	17	–	–	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	12,011	6,132	2,253	(15,451)	1,889	803
Payment from affiliate (Note 2)	–	38	61	8	–	6
Net Increase/(Decrease) in Net Assets Resulting from Operations	36,990	38,647	(10,866)	29,543	3,633	8,228
Dividends and Distributions to Shareholders:
Net investment income*	(17,843)	(36,463)	(19,891)	(43,659)	(3,747)	(7,978)
Net realized gain/(loss) from investment transactions*	–	–	–	–	–	–
Net (Decrease) from Dividends and Distributions	(17,843)	(36,463)	(19,891)	(43,659)	(3,747)	(7,978)
Capital Share Transactions:
Shares sold	197,712	142,761	56,379	241,189	51,517	45,519
Redemption fees	N/A	N/A	58	220	N/A	N/A
Reinvested dividends and distributions	16,605	33,662	18,161	39,712	3,635	7,704
Shares repurchased	(90,999)	(185,894)	(114,077)	(186,748)	(32,022)	(56,089)
Net Increase/(Decrease) from Capital Share Transactions	123,318	(9,471)	(39,479)	94,373	23,130	(2,866)
Net Increase/(Decrease) in Net Assets	142,465	(7,287)	(70,236)	80,257	23,016	(2,616)
Net Assets:
Beginning of period	759,576	766,863	591,876	511,619	172,642	175,258
End of period	$902,041	$759,576	$521,640	$591,876	$195,658	$172,642

Undistributed net investment income/(loss)*	$1,203	$1,120	$319	$306	$54	$27

*	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

44  Janus Bond and Money Market Funds  April 30, 2008

Financial Highlights – Bond Funds

For a share outstanding during the six-month period
ended April 30, 2008 (unaudited)	Janus Flexible Bond Fund
and through each fiscal year ended October 31	2008	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$9.45	$9.42	$9.41	$9.76	$9.74	$9.51
Income from Investment Operations:
Net investment income/(loss)	.21	.46	.42	.40	.46	.46
Net gain/(loss) on securities (both realized and unrealized)	.24	.02	.02	(.34)	.01	.21
Total from Investment Operations	.45	.48	.44	.06	.47	.67
Less Distributions and Other:
Dividends (from net investment income)*	(.21)	(.45)	(.43)	(.41)	(.45)	(.44)
Distributions (from capital gains)*	–	–	–	–	–	–
Payment from affiliate	–	–(1)	–(1)	–(1)	–(1)	–
Total Distributions and Other	(.21)	(.45)	(.43)	(.41)	(.45)	(.44)
Net Asset Value, End of Period	$9.69	$9.45	$9.42	$9.41	$9.76	$9.74
Total Return **	4.75%	5.27%(2)	4.80%(2)	0.60%(2)	4.97%(2)	7.12%
Net Assets, End of Period (in thousands)	$902,041	$759,576	$766,863	$935,168	$1,159,921	$1,533,940
Average Net Assets for the Period (in thousands)	$834,826	$755,593	$827,407	$1,037,336	$1,288,903	$1,731,995
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.76%	0.80%	0.83%	0.78%	0.85%	0.83%
Ratio of Net Expenses to Average Net Assets***(3)	0.75%	0.80%	0.82%	0.77%	0.85%	0.83%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.32%	4.81%	4.37%	4.01%	4.27%	4.47%
Portfolio Turnover Rates***	133%	140%(5)	144%(5)	174%(5)	149%	163%

For a share outstanding during the six-month period
ended April 30, 2008 (unaudited)	Janus High-Yield Fund
and through each fiscal year ended October 31	2008	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$9.53	$9.69	$9.48	$9.86	$9.55	$8.82
Income from Investment Operations:
Net investment income/(loss)	.34	.73	.71	.65	.67	.64
Net gain/(loss) on securities (both realized and unrealized)	(.50)	(.16)	.20	(.38)	.31	.72
Total from Investment Operations	(.16)	.57	.91	.27	.98	1.36
Less Distributions and Other:
Dividends (from net investment income)*	(.34)	(.73)	(.70)	(.65)	(.67)	(.64)
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption Fees	–(6)	–(6)	–(6)	–(6)	–(6)	.01
Payment from affiliate	–(1)	–(1)	–(1)	–(1)	–	–
Total Distributions and Other	(.34)	(.73)	(.70)	(.65)	(.67)	(.63)
Net Asset Value, End of Period	$9.03	$9.53	$9.69	$9.48	$9.86	$9.55
Total Return**	(1.65)%(7)	6.04%(2)	10.00%(2)	2.76%(2)	10.62%	16.00%
Net Assets, End of Period (in thousands)	$521,640	$591,876	$511,619	$523,183	$557,836	$768,033
Average Net Assets for the Period (in thousands)	$533,863	$579,507	$490,849	$548,993	$582,992	$842,175
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.87%	0.87%	0.91%(8)	0.88%	0.96%	0.95%
Ratio of Net Expenses to Average Net Assets***(3)	0.86%	0.86%	0.90%	0.87%	0.96%	0.95%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	7.50%	7.54%	7.37%	6.65%	6.96%	6.90%
Portfolio Turnover Rates***	120%	114%	119%	102%	133%	203%

*	See Note 4 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(2)	During the fiscal year ended, Janus Capital and/or Janus Services LLC (“Janus Services”) fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(3)	See “Explanations of Charts, Tables and Financial Statements.”
(4)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year or period ended 2008, 2007, 2006, 2005 and 2004.
(5)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 141% in 2007, 147% in 2006 and 180% in 2005.
(6)	Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(7)	During the fiscal year or period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.
(8)	The ratio was 0.93% in 2006 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

Janus Bond and Money Market Funds  April 30, 2008  45

Financial Highlights – Bond Funds (continued)

For a share outstanding during the six-month period
ended April 30, 2008 (unaudited)	Janus Short-Term Bond Fund
and through each fiscal year ended October 31	2008	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$2.88	$2.88	$2.87	$2.94	$2.97	$2.93
Income from Investment Operations:
Net investment income/(loss)	.06	.13	.11	.08	.08	.08
Net gain/(loss) on securities (both realized and unrealized)	.01	–	.01	(.06)	.01	.04
Total from Investment Operations	.07	.13	.12	.02	.09	.12
Less Distributions and Other:
Dividends (from net investment income)*	(.06)	(.13)	(.11)	(.08)	(.08)	(.08)
Distributions (from capital gains)*	–	–	–	(.01)	(.04)	–
Payment from affiliate	–	–(1)	–(1)	–(1)	–	–
Total Distributions and Other	(.06)	(.13)	(.11)	(.09)	(.12)	(.08)
Net Asset Value, End of Period	$2.89	$2.88	$2.88	$2.87	$2.94	$2.97
Total Return**	2.39%	4.74%(2)	4.08%(2)	0.65%(2)	2.94%	4.12%
Net Assets, End of Period (in thousands)	$195,658	$172,642	$175,258	$201,493	$270,761	$366,037
Average Net Assets for the Period (in thousands)	$186,488	$172,326	$182,285	$233,536	$299,461	$456,695
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.65%(5)	0.65%(5)	0.65%(5)	0.65%(5)	0.65%(5)	0.65%(5)
Ratio of Net Expenses to Average Net Asset***(3)	0.64%	0.64%	0.64%	0.64%	0.65%	0.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.07%	4.63%	3.65%	2.75%	2.64%	2.68%
Portfolio Turnover Rates***	258%	130%	120%	97%	110%	238%

*	See Note 4 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.
(2)	During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(3)	See “Explanations of Charts, Tables and Financial Statements.”
(4)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year or period ended 2008, 2007, 2006, 2005 and 2004.
(5)	The ratio was 0.95% in 2008, 1.01% in 2007, 1.06% in 2006, 0.97% in 2005, 1.00% in 2004 and 0.91% in 2003 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

46  Janus Bond and Money Market Funds  April 30, 2008

Statements of Assets and Liabilities – Money Market Funds

		Janus Government	Janus Tax-Exempt
As of April 30, 2008 (unaudited)	Janus Money	Money	Money
(all numbers in thousands except net asset value per share)	Market Fund	Market Fund	Market Fund

Assets:
Investments at amortized cost	$1,562,901	$98,727	$86,612
Repurchase Agreements	406,800	128,600	–
Cash	354	202	12
Receivables:
Investments sold	1,880	–	4,240
Fund shares sold	3,248	363	42
Interest	2,737	268	267
Non-interested Trustees’ deferred compensation	34	4	2
Other assets	1	–	–
Total Assets	1,977,955	228,164	91,175
Liabilities:
Payables:
Investments purchased	–	3,000	926
Fund shares repurchased	2,595	377	75
Dividends and distributions	377	5	9
Advisory fees	162	18	7
Administrative services fees	813	92	37
Professional fees	10	4	4
Non-interested Trustees’ fees and expenses	12	2	1
Non-interested Trustees’ deferred compensation fees	34	4	2
Total Liabilities	4,003	3,502	1,061
Net Assets	$1,973,952	$224,662	$90,114
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$1,973,962	$224,662	$90,150
Undistributed net investment income/(loss)*	(3)	–	–
Undistributed net realized gain/(loss) from investment transactions*	(10)	–	(36)
Unrealized net appreciation/(depreciation) of non-interested Trustees’ deferred compensation	3	–	–
Total Net Assets	$1,973,952	$224,662	$90,114
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,973,954	224,662	90,150
Net Asset Value Per Share	$1.00	$1.00	$1.00

*	See Note 4 in Notes to Financial Statements

See Notes to Financial Statements.

Janus Bond and Money Market Funds  April 30, 2008  47

Statements of Operations – Money Market Funds

		Janus Government	Janus Tax-Exempt
For the six-month period ended April 30, 2008 (unaudited)	Janus Money	Money	Money
(all numbers in thousands)	Market Fund	Market Fund	Market Fund

Investment Income:
Interest	$38,521	$3,890	$1,185
Total Investment Income	38,521	3,890	1,185
Expenses:
Advisory fees	1,881	208	85
Professional fees	11	7	8
Non-interested Trustees’ fees and expenses	19	1	3
Administrative services fees	4,704	519	213
Non-recurring costs (Note 2)	1	–	–
Cost assumed by Janus Capital Management LLC (Note 2)	(1)	–	–
Total Expenses	6,615	735	309
Less: Excess Expense Reimbursement	(941)	(104)	(43)
Net Expenses after Expense Reimbursement	5,674	631	266
Net Investment Income/(Loss)	32,847	3,259	919
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions	2	–	(16)
Change in unrealized net appreciation/(depreciation) of non-interested Trustees’ deferred compensation	(2)	–	–
Net Gain/(Loss) on Investments	–	–	(16)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$32,847	$3,259	$903

See Notes to Financial Statements.

48  Janus Bond and Money Market Funds  April 30, 2008

Statements of Changes in Net Assets – Money Market Funds

			Janus Government		Janus Tax-Exempt
For the six-month period ended April 30, 2008 (unaudited)	Janus Money		Money		Money
and for the fiscal year ended October 31, 2007	Market Fund		Market Fund		Market Fund
(all numbers in thousands)	2008	2007(1)	2008	2007(1)	2008	2007(1)

Operations:
Net investment income/(loss)	$32,847	$76,064	$3,259	$8,324	$919	$2,451
Net realized gain/(loss) from investment transactions	2	2	–	1	(16)	–
Change in unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	(2)	5	–	–	–	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	32,847	76,071	3,259	8,325	903	2,451
Dividends and Distributions to Shareholders:
Net investment income*
Investor Shares	(32,845)	(76,071)	(3,259)	(8,324)	(919)	(2,451)
Institutional Shares	–	(10)	–	–	–	–
Service Shares	–	–	–	–	–	–
Net realized gain/(loss) from investment transactions*
Investor Shares	(14)	–	–	(1)	–	–
Institutional Shares	–	–	–	–	–	–
Service Shares	–	–	–	–	–	–
Net Decrease from Dividends and Distributions	(32,859)	(76,081)	(3,259)	(8,325)	(919)	(2,451)
Capital Share Transactions:
Shares sold
Investor Shares	841,205	1,332,997	79,927	104,097	38,028	54,413
Institutional Shares	–	22,247,144	–	1,611,594	–	124,711
Service Shares	–	13,984	–	164,498	–	–
Reinvested dividends and distributions
Investor Shares	29,443	69,259	3,204	8,141	893	2,394
Institutional Shares	–	44,041	–	1,865	–	50
Service Shares	–	169	–	739	–	–
Shares repurchased
Investor Shares	(618,598)	(1,093,269)	(46,602)	(100,293)	(27,737)	(54,152)
Institutional Shares	–	(28,608,178)(2)	–	(2,149,520)(2)	–	(132,699)(3)
Service Shares	–	(48,559)(2)	–	(330,717)(2)	–	(10)(3)
Net Increase/(Decrease) from Capital Share Transactions	252,050	(6,042,412)	36,529	(689,596)	11,184	(5,293)
Net Increase/(Decrease) in Net Assets	252,038	(6,042,422)	36,529	(689,596)	11,168	(5,293)
Net Assets:
Beginning of period	1,721,914	7,764,336	188,133	877,729	78,946	84,239
End of period	$1,973,952	$1,721,914	$224,662	$188,133	$90,114	$78,946

Undistributed net investment income/(loss)*	$(3)	$(5)	$–	$(1)	$–	$–

*	See Note 4 in the Notes to Financial Statements.

(1)	Period from November 1, 2006 through February 23, 2007 for InstitutionalShares and ServiceShares.
(2)	A reorganization of the Institutional Shares and Service Shares occurred at the close of business on February 23, 2007. All Capital and Shares were transferred to the corresponding classes of Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund. See Note 1 in the Notes to Financial Statements.
(3)	A liquidation of the Institutional Shares and Service Shares occurred at the close of business on February 23, 2007.

See Notes to Financial Statements.

Janus Bond and Money Market Funds  April 30, 2008  49

Financial Highlights – Money Market Funds

For a share outstanding during the six-month period
ended April 30, 2008 (unaudited)	Janus Money Market Fund
and through each fiscal year ended October 31	2008	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.02	.05	.04	.02	.01	.01
Net gain/(loss) on investments	–	–	–	–	–	–
Total from Investment Operations	.02	.05	.04	.02	.01	.01
Less Distributions:
Dividends (from net investment income)*	(.02)	(.05)	(.04)	(.02)	(.01)	(.01)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.02)	(.05)	(.04)	(.02)	(.01)	(.01)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	1.77%	4.93%	4.39%	2.41%	0.75%	0.79%
Net Assets, End of Period (in thousands)	$1,973,952	$1,721,914	$1,412,927	$1,360,997	$1,588,804	$2,197,167
Average Net Assets for the Period (in thousands)	$1,891,758	$1,577,950	$1,362,170	$1,449,569	$1,790,472	$2,658,402
Ratio of Gross Expenses to Average Net Assets***(1)(2)	0.60%(3)	0.60%(3)	0.60%(3)	0.60%(3)	0.60%(3)	0.60%(3)
Ratio of Net Expenses to Average Net Assets***(1)	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.49%	4.82%	4.31%	2.36%	0.74%	0.80%

For a share outstanding during the six-month period
ended April 30, 2008 (unaudited)	Janus Government Money Market Fund
and through each fiscal year ended October 31	2008	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.02	.05	.04	.02	.01	.01
Net gain/(loss) on investments	–	–	–	–	–	–
Total from Investment Operations	.02	.05	.04	.02	.01	.01
Less Distributions:
Dividends (from net investment income)*	(.02)	(.05)	(.04)	(.02)	(.01)	(.01)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.02)	(.05)	(.04)	(.02)	(.01)	(.01)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	1.60%	4.79%	4.31%	2.34%	0.68%	0.72%
Net Assets, End of Period (in thousands)	$224,662	$188,133	$176,188	$186,361	$224,084	$313,691
Average Net Assets for the Period (in thousands)	$208,605	$177,655	$176,580	$198,231	$253,183	$388,077
Ratio of Gross Expenses to Average Net Assets***(1)(2)	0.61%(4)	0.61%(4)	0.61%(4)	0.61%(4)	0.60%(4)	0.40%(4)
Ratio of Net Expenses to Average Net Assets***(1)	0.61%	0.61%	0.61%	0.61%	0.60%	0.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.14%	4.69%	4.22%	2.29%	0.66%	0.73%

*	See Note 4 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	See “Explanations of Charts, Tables and Financial Statements.”
(2)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year ended 2007, 2006, 2005 and 2004.
(3)	The ratio was 0.70% in 2008, 0.70% in 2007, 0.70% in 2006, 0.70% in 2005, 0.70% in 2004 and 0.70% in 2003 before waiver of certain fees incurred by the Fund.
(4)	The ratio was 0.71% in 2008, 0.71% in 2007, 0.71% in 2006, 0.71% in 2005, 0.70% in 2004 and 0.70% in 2003 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

50  Janus Bond and Money Market Funds  April 30, 2008

For a share outstanding during the six-month period
ended April 30, 2008 (unaudited)	Janus Tax-Exempt Money Market Fund
and through each fiscal year ended October 31	2008	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.01	.03	.03	.02	.01	.01
Net gain/(loss) on investments	–	–	–	–	–	–
Total from Investment Operations	.01	.03	.03	.02	.01	.01
Less Distributions:
Dividends (from net investment income)*	(.01)	(.03)	(.03)	(.02)	(.01)	(.01)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.01)	(.03)	(.03)	(.02)	(.01)	(.01)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	1.09%	3.19%	2.81%	1.63%	0.59%	0.64%
Net Assets, End of Period (in thousands)	$90,114	$78,946	$76,295	$85,799	$107,386	$140,087
Average Net Assets for the Period (in thousands)	$85,760	$77,935	$78,564	$96,230	$120,544	$173,152
Ratio of Gross Expenses to Average Net Assets***(1)(2)	0.62%(3)	0.63%(3)	0.65%(3)	0.62%(3)	0.61%(3)	0.60%(3)
Ratio of Net Expenses to Average Net Assets***(1)	0.62%	0.63%	0.65%	0.62%	0.61%	0.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.16%	3.14%	2.77%	1.60%	0.59%	0.65%

*	See Note 4 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	See “Explanations of Charts, Tables and Financial Statements.”
(2)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year ended 2007, 2006, 2005 and 2004.
(3)	The ratio was 0.72% in 2008, 0.73% in 2007, 0.75% in 2006, 0.72% in 2005, 0.71% in 2004 and 0.70% in 2003 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

Janus Bond and Money Market Funds  April 30, 2008  51

Notes to Schedules of Investments (unaudited)

Lehman Brothers Aggregate Bond Index	Is made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Lehman Brothers Government/Credit 1-3 Year Index	Is composed of all bonds of investment grade with a maturity between one and three years.

Lehman Brothers High-Yield Bond Index	Is composed of fixed-rate, publicly issued, non-investment grade debt.

Lipper High Current Yield Funds	Funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues.

Lipper Intermediate Investment Grade Debt Funds	Funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

Lipper Short Investment Grade Debt Funds	Funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of less than three years.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

FGIC	Financial Guaranty Insurance Co.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Section 4(2)	Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933, as amended.

**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.
‡	Rate is subject to change. Rate shown reflects current rate.
ß	Security is illiquid.
Ç	Security is traded on a “to-be-announced” basis.
#	Loaned security; a portion or all of the security is on loan at April 30, 2008.
†	The security is purchased with the cash collateral received from securities on loan (Note 1).

º º  Schedule of Fair Valued Securities (as of April 30, 2008)

		Value as a %
	Value	of Net Assets

Janus High-Yield Fund
Progressive Gaming Corp. – expires 8/15/08	$150	0.0%

Securities are valued at “fair value” pursuant to procedures adopted by the Funds’ trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to a systematic fair valuation model.

52  Janus Bond and Money Market Funds  April 30, 2008

§  Schedule of Restricted and Illiquid Securities (as of April 30, 2008)

	Acquisition	Acquisition		Value as a %
	Date	Cost	Value	of Net Assets

Janus Flexible Bond Fund
Seminole Hard Rock Entertainment, 8.19438%, senior secured notes, due 3/15/14 (144A)	2/27/07	$375,000	$314,063	0.0%
Source Gas LLC, 5.90%, senior unsecured notes, due 4/1/17 (144A)	4/11/07-9/20/07	1,383,772	1,332,909	0.1%

		$1,758,772	$1,646,972	0.1%

Janus High-Yield Fund
Cardtronics, Inc., 9.25%, senior subordinated notes, due 8/15/13 (144A)	7/17/07-12/18/07	$2,263,453	$2,213,559	0.4%
Innophos Holdings, Inc., 9.50%, senior unsecured notes, due 4/15/12 (144A)	4/11/07	1,409,000	1,359,685	0.3%
Medimedia USA, Inc., 11.375%, senior subordinated notes, due 11/15/14 (144A)	11/1/06-12/18/07	1,386,718	1,385,160	0.3%
Progressive Gaming Corp.-expires 8/15/08 º º	9/26/03	167	150	0.0%
Seminole Hard Rock Entertainment, 8.19438%, senior secured notes, due 3/15/14 (144A)	5/9/07-6/1/07	2,589,653	2,113,013	0.4%
Steinway Musical Instruments, Inc., 7.00%, senior notes, due 3/1/14 (144A)	9/13/06-12/18/07	5,686,038	5,038,880	1.0%

		$13,335,029	$12,110,447	2.4%

Janus Money Market Fund
Ares VII CLO, Ltd., Class A-1A, 3.1775%, 5/8/15 (144A)	4/23/03	$15,996,000	$15,996,000	0.8%
Dorada Finance Corp., 2.82%, 8/20/08 (144A)	8/13/07	4,997,000	4,999,090	0.3%
Sedna Finance, Inc., 2.90%, 8/20/08 (144A)	8/20/07	5,000,000	5,000,000	0.3%

		$25,993,000	$25,995,090	1.4%

The Funds have registration rights for certain restricted securities held as of April 30, 2008. The issuer incurs all registration costs.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of April 30, 2008 is noted below.

Fund	Aggregate Value

Bond
Janus Flexible Bond Fund	$35,983,221

The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of April 30, 2008.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Janus Bond and Money Market Funds  April 30, 2008  53

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Flexible Bond Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund (collectively the “Bond Funds”) and Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax- Exempt Money Market Fund (collectively the “Money Market Funds”) are series funds. The Bond Funds and the Money Market Funds (collectively the “Funds” and individually a “Fund”) are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust has twenty-nine funds. The Bond Funds invest primarily in income-producing securities, and the Money Market Funds invest in high-quality money market instruments. Each Bond Fund in this report is classified as diversified as defined in the 1940 Act. The Funds are no-load investments.

Effective February 23, 2007, the Institutional Shares and Service Shares of Janus Money Market Fund and Janus Government Money Market Fund were reorganized into corresponding classes of Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund, respectively. The Institutional Shares and Service Shares of Janus Tax-Exempt Money Market Fund were liquidated from the Trust. Accordingly, Institutional Shares and Service Shares of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund are no longer offered for sale.

On December 14, 2007, the Board of Trustees of the Trust approved a plan to liquidate and terminate Janus Federal Tax-Exempt Fund. Effective February 26, 2008, Janus Federal Tax-Exempt Fund was liquidated from the Trust.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Investments held by the Money Market Funds are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or non-public securities. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

54  Janus Bond and Money Market Funds  April 30, 2008

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each of the Funds in the Trust.

Securities Lending
Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC (“Janus Capital”) makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of April 30, 2008, the Funds had on loan securities valued as indicated:

Value at
Fund	April 30, 2008

Bond
Janus Flexible Bond Fund	$213,754,560
Janus High-Yield Fund	29,097,099
Janus Short-Term Bond Fund	48,772,783

As of April 30, 2008, the Funds received cash collateral for securities lending activity as indicated:

Cash Collateral at
Fund	April 30, 2008

Bond
Janus Flexible Bond Fund	$218,546,114
Janus High-Yield Fund	29,794,885
Janus Short-Term Bond Fund	49,943,382

As of April 30, 2008, all cash collateral received by the Funds was invested in the Allianz Dresdner Daily Asset Fund, except as noted in the following tables:

Fund	Time Deposits

Bond
Janus Flexible Bond Fund	$99,878,207
Janus High-Yield Fund	11,938,943
Janus Short-Term Bond Fund	23,966,162

Fund	Repurchase Agreements

Bond
Janus Flexible Bond Fund	$34,550,137
Janus High-Yield Fund	3,906,746
Janus Short-Term Bond Fund	7,842,381

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Funds’ direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital-sponsored mutual funds, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Funds’ total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions
The Bond Funds may enter into forward currency contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from

Janus Bond and Money Market Funds  April 30, 2008  55

Notes to Financial Statements (unaudited) (continued)

investment and foreign currency transactions” on the Statement of Operations (if applicable). Forward currency contracts held by the Bond Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts
The Bond Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable) equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of Funds’ custodian.

Swaps
The Bond Funds may enter into swap agreements to hedge their exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Swap contracts are reported as an asset and liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Funds, and/or the termination value. Therefore, the Funds consider the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

Options Contracts
The Bond Funds may purchase or write put and call options on futures contracts and portfolio securities for hedging purposes or as a substitute for an investment. The Bond Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period up to three years. The Bond Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable).

The Funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

56  Janus Bond and Money Market Funds  April 30, 2008

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Funds pay a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Mortgage Dollar Rolls
The Bond Funds may enter into “mortgage dollar rolls.” In a “mortgage dollar roll” transaction, the Funds sell a mortgage-related security (such as a Government National Mortgage Association (“Ginnie Mae”) security) to a dealer and simultaneously agree to repurchase a similar security (but not the same security) in the future at a pre-determined price. The Funds will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income.

The Funds’ obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to the securities subject to repurchase by the Funds, maintained in a segregated account. To the extent that the Funds collateralize their obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the portfolio managers’ ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Funds are required to purchase may decline below the agreed upon repurchase price.

Securities Traded on a To-Be-Announced Basis
The Bond Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Ginnie Mae, Federal National Mortgage Association (“Fannie Mae”) and/or Federal Home Loan Mortgage Corporation (“Freddie Mac”) transactions.

Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. Beginning on the date the Funds enter into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Floating Rate Loans
The Bond Funds may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates which adjust periodically are tied to a benchmark lending rate such as the London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks (“Prime Rate”) or the rate paid on large certificates of deposit traded in the secondary markets (“CD Rate”). If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Bank Loans
The Bond Funds may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment or participation interest in loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of

Janus Bond and Money Market Funds  April 30, 2008  57

Notes to Financial Statements (unaudited) (continued)

the loan, as specified in the loan agreement. When investing in a loan participation, the Funds have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Funds invest generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year LIBOR.

The Funds may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Funds may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Funds utilize an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the six-month period ended April 30, 2008, are indicated in the table below.

	Average Monthly
Fund	Value	Rates

Bond
Janus Flexible Bond Fund	$11,312,284	0.2948%-8.70%
Janus High-Yield Fund	22,452,888	0.15%-12.198%
Janus Short-Term Bond Fund	7,777,319	1.85%-9.00%

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own, or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Unrealized net appreciation or depreciation of investments and foreign currency translations arises from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-Issued Securities
The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

Exchange-Traded Funds
The Bond Funds may invest in exchange-traded funds, which are index-based investment companies which hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Equity-Linked Structured Notes
The Bond Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of

58  Janus Bond and Money Market Funds  April 30, 2008

the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings
The Bond Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Funds may not experience similar performance as their assets grow.

Additional Investment Risk
The Bond Funds may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions
Dividends of net investment income are declared daily and generally distributed monthly. Realized capital gains, if any, are declared and distributed in December. The majority of dividends and capital gains distributions from the Funds will be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Bond Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Funds adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”). Accounting for Uncertainty in Income Taxes on April 30, 2008. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that based on the technical merits have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Funds to analyze all open tax years, fiscal years 2003-2006 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended April 30, 2008, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based

Janus Bond and Money Market Funds  April 30, 2008  59

Notes to Financial Statements (unaudited) (continued)

on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, the Funds will be required to disclose the extent to which fair value is used to measure assets and liabilities and the inputs used to develop the measurements.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS No. 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS No. 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS No. 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management does not believe the adoption of SFAS No. 159 will impact the financial statement amounts.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Funds’ financial statement disclosures.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Funds pay a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate shown in the table below:

	Average
	Daily Net		Management
Fund	Assets of Fund		Fee (%)

Janus Flexible Bond Fund	First $	300 Million	0.58%
	Over $	300 Million	0.48%
Janus High-Yield Fund	First $	300 Million	0.65%
	Over $	300 Million	0.55%
Janus Short-Term Bond Fund	First $	300 Million	0.64%
	Over $	300 Million	0.54%

Until at least March 1, 2009, provided that Janus Capital remains investment adviser to the Bond Funds, Janus Capital has agreed to reimburse the following Funds by the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as Excess Expense Reimbursement on the Statement of Operations.

Fund	Expense Limit %

Bond
Janus Flexible Bond Fund	0.93%
Janus High-Yield Fund	0.90%
Janus Short-Term Bond Fund	0.64%

Each of the Money Market Funds pays Janus Capital 0.20% of its average daily net assets as an investment advisory fee. However, Janus Capital has agreed to waive one-half of its advisory fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. In addition, the Money Market Funds pay Janus Capital an administrative services fee of 0.50% of average daily net assets. The Money Market Funds pay those expenses not assumed by Janus Capital. The expenses not assumed by Janus Capital include interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and expenses, and extraordinary expenses.

Each Fund pays Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital and the Funds’ transfer agent, an asset-weighted average annual fee based on the proportion of each Fund’s total net assets sold directly and the proportion of each Fund’s net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per open shareholder account for transfer agent services.

During the fiscal year ended October 31, 2007, Janus Services reimbursed the following Fund as a result of dilutions caused by incorrectly processed shareholder activity as indicated in the table below.

Fund

Bond
Janus Flexible Bond Fund	$974

During the six-month period ended April 30, 2008, Janus Capital reimbursed the following Funds as a result of dilutions caused by certain trading and/or pricing errors as indicated in the table below.

Fund

Bond
Janus High-Yield Fund	$60,996

During the fiscal year ended October 31, 2007, Janus Capital reimbursed the following Funds as a result of dilutions caused

60  Janus Bond and Money Market Funds  April 30, 2008

by certain trading and/or pricing errors as indicated in the table below.

Fund

Bond
Janus Flexible Bond Fund	$37,026
Janus High-Yield Fund	7,740
Janus Short-Term Bond Fund	5,553

For the six-month period ended April 30, 2008, Janus Capital assumed $16,904 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Portfolios”) in connection with the regulatory and civil litigation matters discussed in the Pending Legal Matters. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of April 30, 2008 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” for the Bond Funds, and “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” for the Money Market Funds on the Statement of Assets and Liabilities. Deferred compensation expenses for the six-month period ended April 30, 2008 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended April 30, 2008.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $39,907 was paid by the Trust during the six-month period ended April 30, 2008. Each Fund’s portion is reported as part of “Other Expenses” on the Statement of Operations.

A 2.00% redemption fee may be imposed on shares of Janus High-Yield Fund held for 90 days or less. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund’s asset level and cash flow due to short-term money movements in and out of the Fund. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees received by the Fund for the six-month period ended April 30, 2008 are indicated in the table below:

Fund	Redemption Fee

Janus High-Yield Fund	$58,478

The Bond Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

The Bond Funds may invest in money market funds, including funds managed by Janus Capital. During the six-month period ended April 30, 2008, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

Janus Bond and Money Market Funds  April 30, 2008  61

Notes to Financial Statements (unaudited) (continued)

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 4/30/08

Janus Institutional Cash Management Fund – Institutional Shares
Janus Flexible Bond Fund	$144,071,196	$153,394,647	$459,135	$4,703,082
Janus High-Yield Fund	79,033,379	40,840,618	677,494	41,329,861
Janus Short-Term Bond Fund	21,217,791	34,716,643	118,600	–

	$244,322,366	$228,951,908	$1,255,229	$46,032,943

Janus Institutional Money Market Fund – Institutional Shares
Janus Flexible Bond Fund	$244,130,992	$153,862,432	$207,694	$94,609,110
Janus High-Yield Fund	165,151,762	164,243,382	578,778	2,329,280
Janus Short-Term Bond Fund	39,117,974	38,662,974	17,180	455,000

	$448,400,728	$356,768,788	$803,652	$97,393,390

3.	Purchases and Sales of Investment Securities

For the six-month period ended April 30, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities, options contracts and mortgage dollar roll transactions) were as follows:

			Purchase of	Proceeds from Sales
	Purchase of	Proceeds from Sales	Long-Term U.S.	of Long-Term U.S.
Fund	Securities	of Securities	Government Obligations	Government Obligations

Bond
Janus Flexible Bond Fund	$307,687,564	$166,036,058	$330,828,863	$362,676,976
Janus High-Yield Fund	282,406,169	343,042,098	–	–
Janus Short-Term Bond Fund	30,693,680	40,822,104	89,736,872	46,065,251

4.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2008 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Bond
Janus Flexible Bond Fund	$1,145,806,618	$19,679,998	$(2,364,208)	$17,315,790
Janus High-Yield Fund	564,869,824	7,111,493	(15,055,072)	(7,943,579)
Janus Short-Term Bond Fund	241,636,137	2,800,518	(798,813)	2,001,705
Money Market
Janus Money Market Fund	1,969,700,829	–	–	–
Janus Government Money Market Fund	227,327,391	–	–	–
Janus Tax-Exempt Money Market Fund	86,612,404	–	–	–

Net capital loss carryovers as of October 31, 2007 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

62  Janus Bond and Money Market Funds  April 30, 2008

					Accumulated
Fund	October 31, 2010	October 31, 2013	October 31, 2014	October 31, 2015	Capital Losses

Bond
Janus Flexible Bond Fund	$(7,014,730)	$–	$(15,306,508)	$(3,818,681)	$(26,139,919)
Janus High-Yield Fund	(25,200,139)	–	–	–	(25,200,139)
Janus Short-Term Bond Fund	–	(681,569)	(1,853,016)	(560,770)	(3,095,355)
Money Market
Janus Money Market Fund	–	–	–	–	–
Janus Government Money Market Fund	–	–	–	–	–
Janus Tax-Exempt Money Market Fund	–	(12,220)	(8,370)	–	(20,590)

During the year ended October 31, 2007, the following capital loss carryovers were utilized by the Funds as indicated in the table below:

Capital Loss
Fund	Carryover Utilized

Janus High-Yield Fund	$950,009

5.	Capital Share Transactions

For the six-month period ended April 30, 2008 (unaudited)
and the fiscal year ended October 31, 2007	Janus Flexible				Janus Short-Term
(all numbers in thousands)	Bond Fund		Janus High-Yield Fund		Bond Fund
Bond Funds	2008	2007	2008	2007	2008	2007

Transactions in Fund Shares
Shares sold	20,411	15,192	6,235	24,599	17,745	15,797
Reinvested dividends and distributions	1,714	3,581	2,010	4,091	1,253	2,675
Shares repurchased	(9,417)	(19,788)	(12,581)	(19,336)	(11,050)	(19,464)
Net Increase/(Decrease) in Fund Shares	12,708	(1,015)	(4,336)	9,354	7,948	(992)
Shares Outstanding, Beginning of Period	80,367	81,382	62,127	52,773	59,846	60,838
Shares Outstanding, End of Period	93,075	80,367	57,791	62,127	67,794	59,846

Janus Bond and Money Market Funds  April 30, 2008  63

Notes to Financial Statements (unaudited) (continued)

For the six-month period ended April 30, 2008 (unaudited)			Janus Government		Janus Tax-Exempt
and the fiscal year ended October 31, 2007	Janus Money		Money		Money
(all numbers in thousands)	Market Fund		Market Fund		Market Fund
Money Market Funds	2008	2007	2008	2007	2008	2007

Transactions in Fund Shares – Investor Shares
Shares sold	841,205	1,332,989	79,927	104,097	38,028	54,414
Reinvested dividends and distributions	29,443	69,259	3,204	8,141	893	2,394
Shares repurchased	(618,598)	(1,093,269)	(46,602)	(100,293)	(27,737)	(54,152)
Net Increase/(Decrease) in Fund Shares	252,050	308,979	36,529	11,945	11,184	2,656
Shares Outstanding, Beginning of Period	1,721,904	1,412,925	188,133	176,188	78,966	76,311
Shares Outstanding, End of Period	1,973,954	1,721,904	224,662	188,133	90,150	78,967
Transactions in Fund Shares – Institutional Shares
Shares sold	N/A	22,247,144	N/A	1,611,594	N/A	124,711
Reinvested dividends and distributions	N/A	44,041	N/A	1,865	N/A	50
Shares repurchased	N/A	(28,608,178)	N/A	(2,149,521)	N/A	(132,699)
Net Increase/(Decrease) in Fund Shares	N/A	(6,316,993)	N/A	(536,062)	N/A	(7,938)
Shares Outstanding, Beginning of Period	N/A	6,316,993	N/A	536,062	N/A	7,938
Shares Outstanding, End of Period	N/A	–	N/A	–	N/A	–
Transactions in Fund Shares – Service Shares
Shares sold	N/A	13,983	N/A	164,498	N/A	–
Reinvested dividends and distributions	N/A	169	N/A	739	N/A	–
Shares repurchased	N/A	(48,559)	N/A	(330,716)	N/A	(10)
Net Increase/(Decrease) in Fund Shares	N/A	(34,407)	N/A	(165,479)	N/A	(10)
Shares Outstanding, Beginning of Period	N/A	34,407	N/A	165,479	N/A	10
Shares Outstanding, End of Period	N/A	–	N/A	–	N/A	–

6.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, Enhanced Investment Technologies, LLC (“INTECH”), Bay Isle Financial LLC (“Bay Isle”), Perkins, Wolf, McDonnell and Company, LLC (“Perkins”), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as

64  Janus Bond and Money Market Funds  April 30, 2008

amended (the “1940 Act”). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter was held in December 2007. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI’s Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements. These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Bond and Money Market Funds  April 30, 2008  65

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Funds’ website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the three Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 14, 2007, based on their evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2008 through February 1, 2009 (January 1, 2008 through January 1, 2009 for INTECH Risk-Managed Stock Fund and Janus Global Research Fund), subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund, the knowledge of the Trustees gained from their regular meetings with management on at least a quarterly basis, and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds’ administrator, monitoring adherence to the Funds’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders, and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and/or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that, taking into account steps taken to address those Funds whose performance lagged that of the median of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the

66  Janus Bond and Money Market Funds  April 30, 2008

appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the investment performance of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Fund’s benchmark index. They concluded that the performance of many Funds was good to very good under current market conditions. Although the performance of some Funds lagged that of the median of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided
The Trustees examined information on the fees and expenses of each Fund in comparison to similar information for comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only services related to portfolio management). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, the Trustees noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology used in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. They also reviewed the financial statements of Janus Capital’s parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receives adequate incentives to manage the Funds effectively. They recognized that profitability comparisons among investment advisers are difficult because very little comparative information is publicly available and profitability of any adviser is affected by numerous factors, including the organizational structure of the particular adviser, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the adviser’s capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees payable by Janus Capital or the Funds to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. They also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Fund, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds declined in the past few years, those Funds benefited from having advisory fee rates that remained constant rather than increasing as assets declined. In addition, performance fee structures have been

Janus Bond and Money Market Funds  April 30, 2008  67

Additional Information (unaudited) (continued)

implemented for several Funds that will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers, based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and that the transfer agent receives compensation directly from the non-money market Funds for services provided. They also considered Janus Capital’s past and proposed use of commissions paid by Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting those Funds and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of “soft” commission dollars of a Fund to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They also concluded that Janus Capital benefits from the receipt of proprietary and third-party research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, all of the Trustees, all of whom are Independent Trustees, concluded that the proposed continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, was in the best interest of the respective Funds and their shareholders.

68  Janus Bond and Money Market Funds  April 30, 2008

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended October 31, 2007. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

Janus Bond and Money Market Funds  April 30, 2008  69

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statement of Changes in Net Assets

This statement reports the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s net asset value (“NAV”) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The

70  Janus Bond and Money Market Funds  April 30, 2008

expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size asset of a Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Bond and Money Market Funds  April 30, 2008  71

Notes

72  Janus Bond and Money Market Funds  April 30, 2008

Notes

Janus Bond and Money Market Funds  April 30, 2008  73

Janus provides access to a wide range of investment disciplines.

Asset Allocation
Janus asset allocation portfolios invest in several underlying mutual funds, rather than individual securities, in an attempt to offer investors an instantly diversified portfolio. Janus Smart Portfolios are unique in their combination of funds that leverage the fundamental research approach of Janus with funds supported by the risk-managed, mathematical investment process of INTECH (a Janus subsidiary).

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed
Our risk-managed fund seeks to outperform its index while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), this fund uses a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, go to www.janus.com.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

Investments in money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money market funds.

151 Detroit Street Denver, CO 80206 1-800-525-3713

Funds distributed by Janus Distributors LLC (6/08)

C-0307-52	111-24-102 06-08

2008 Semiannual Report
Janus Smart Portfolios

Janus Smart Portfolio – Growth
Janus Smart Portfolio – Moderate
Janus Smart Portfolio – Conservative

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your fund
• Fund performance, characteristics and holdings

            Janus Smart Portfolios

Co-Chief Investment Officers’ Letter to Shareholders	1
Useful Information About Your Portfolio Report	5
Management Commentaries and Schedules of Investments
Janus Smart Portfolio – Growth	6
Janus Smart Portfolio – Moderate	11
Janus Smart Portfolio – Conservative	16
Statements of Assets and Liabilities	21
Statements of Operations	22
Statements of Changes in Net Assets	23
Financial Highlights	24
Notes to Schedules of Investments	26
Notes to Financial Statements	27
Additional Information	42
Explanations of Charts, Tables and Financial Statements	45

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Letter to the Shareholders

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

Dear Shareholders,

Challenging economic conditions have been the dominant theme for the financial markets over the past several months. Despite recent volatility, our investment team has maintained a relentless focus on our fundamental, bottom-up research process and has continued to discover compelling investment opportunities for our shareholders.

Major Market Themes

Turmoil in the credit markets, uncertainty surrounding the near-term outlook for the U.S. economy and a weaker corporate profit picture made for a volatile and difficult market environment over the past several months. While sentiment toward the end of the period improved and U.S. equity markets finished well above their mid-March lows, stocks were broadly lower over the six months ended April 30, 2008. The Russell 1000® Index declined 9.54%, the Russell 2000® Index was down 12.92% and the Morgan Stanley Capital International (MSCI) All Country World IndexSM gave up 9.47% during the period. Fixed-income markets proved to be volatile over the period with the Lehman Brothers Aggregate Bond Index up 4.08% and the Lehman Brothers High-Yield Bond Index lost 0.74% over the period.

Additional write-offs related to the loose lending practices over the previous 36 months, slowing consumer spending and a softening labor market, accompanied by record commodity prices and rising inflation expectations, weighed on investor sentiment during the period. Stocks reached their lows in mid-March amid fears that credit conditions could suffer another setback given a deteriorating liquidity position at investment bank Bear Stearns. Uncertain market conditions resulted in interest rates hitting five-year lows with the 10-Year Treasury Note touching 3.33%. Prior to that, periodic liquidity injections by the Federal Reserve (Fed) failed to alleviate the stress in the funding and credit markets. Financial markets stabilized somewhat after the Fed aggressively lowered the Federal Funds rate, expanded the collateral it would accept, allowed for broker/dealers to borrow directly from the Fed and played an instrumental role in JPMorgan Chase’s purchase of near-defunct Bear Stearns. All of these moves were vitally important toward stabilizing the financial system while allowing for the recovery process to continue. By the end, the Fed had lowered its target interest rate from 4.50% to 2.00% during the period.

Following the March lows, the equity market’s rally at the end of the six-month period can be attributed to the moves by the Fed and, in part, to improving sentiment as investors began to look ahead to a possible economic recovery. Nevertheless, concerns about elevated inflationary pressures, soft consumer spending, the weak housing market and the lingering possibility of more write-downs continued to weigh on the market.

Performance Notables

For the one-year period ended April 30, 2008, 77% of Janus’ retail funds ranked within Lipper’s top two quartiles, based upon total returns. The results were even stronger over longer time periods as 87% of our retail funds achieved first- or second-quartile Lipper rankings over three years and 86% ranked in Lipper’s top two quartiles over five years. Furthermore, 78.3% of our retail funds had a 4- or 5-star overall Morningstar Ratingtm as of April 30, 2008, well ahead of the 32.5% of funds for which Morningstar awards 4- or 5-stars in each category. (See complete Lipper rankings on page 3 and complete Morningstar Ratingstm on page 4).

Investment Team Update

We continue to enhance the breadth of our global stock coverage and work tirelessly to generate solid investment insights in an attempt to deliver superior investment performance. Our hands-on research approach is critical to our stock selection process. As such, the Janus equity research team traveled over 2.9 million miles in 2007 investigating potential stock and bond picks worldwide. This year, we plan to embark on a multi-year strategy to locate certain investment personnel closer to the companies that they research as an important first step in building out our global footprint from a research standpoint.

While our objective is to develop a research edge and invest with conviction in our funds, we seek to do so in a disciplined and thoughtful way by clearly understanding and managing risk in our portfolios. Dan Scherman, Director of Risk and Trading, works continually with our investment management

Janus Smart Portfolios  April 30, 2008  1

Continued

team to ensure that portfolio risks are intentional and calculated. We believe this analysis is both timely and critical as we navigate today’s challenging markets.

Conclusion

As we look back over the past six months, we are relieved that signs of stabilization appeared in the financial markets as the period came to a close. However, we recognize that there are still significant challenges ahead. Increasing risk aversion has resulted in a significant contraction of credit availability for both consumers and corporations. The tightening of credit, along with declining real estate prices, rising energy prices and a climbing unemployment rate may all create significant economic headwinds in the near future. While unsettling, we believe this is a natural and necessary process of recovery from the excessive risk-taking and loose lending standards that developed over the previous several years in many areas of the credit markets. We feel that the environment will improve as the healing process progresses.

So, as we look ahead, we are paying very close attention to the outlook for the global economy, with a keen focus on slowing growth in the United States and the growth rates of the emerging economies around the globe. As these emerging economies become more prosperous, they may be able to move from economies based exclusively on exports fueling their growth to more balanced models emphasizing both exports and internal consumption of the goods they produce. Over a longer period of time, we believe this creates more stability in the global economy. We are also watching rising energy and commodity prices and their impact on inflationary expectations and the absolute level of interest rates. In addition to interest rates, we are focused on the outlook for the housing market and the implications of changes in home prices on the underlying health of the financial system, believing that the recapitalization of the banking and brokerage sectors is a vitally important element of the healing process.

While market volatility is undoubtedly challenging, it can also create an environment that can result in incredibly compelling investment opportunities. Our top priority is to remain committed to our process of in-depth fundamental research, which has been at the core of our investment process since Janus’ inception in 1969. With this singular focus we strive to deliver consistent long-term results for our shareholders.

Thank you for your continued investment in Janus funds.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

2  Janus Smart Portfolios  April 30, 2008

Lipper Rankings (unaudited)

		Lipper Rankings – Based on total returns as of 4/30/08

		One Year		Three Year		Five Year		Ten Year		Since Inception		Since PM Inception
		Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/
	Lipper Category	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds

Janus Investment Fund (Inception Date)
Janus Fund (2/70)	Large-Cap Growth Funds	58	429/748	26	162/634	39	203/528	43	107/250	11	2/18	32	246/776

Janus Enterprise Fund(1)(9/92)	Mid-Cap Growth Funds	9	50/604	6	27/503	6	21/414	34	60/179	26	12/46	3	13/623

Janus Orion Fund (6/00)	Multi-Cap Growth Funds	2	10/513	2	5/396	1	1/329	N/A	N/A	17	35/212	3	16/558

Janus Research Fund(1) (5/93)	Large-Cap Growth Funds	19	141/748	4	24/634	3	14/528	3	7/250	3	2/79	2	9/678

Janus Triton Fund(1)(2/05)	Small-Cap Growth Funds	8	42/598	5	24/481	N/A	N/A	N/A	N/A	2	6/471	3	15/542

Janus Twenty Fund* (4/85)	Large-Cap Growth Funds	1	1/748	1	1/634	1	1/528	2	4/250	3	1/36	1	1/807

Janus Venture Fund* (4/85)	Small-Cap Growth Funds	69	410/598	32	150/481	9	35/395	24	44/187	9	1/11	23	69/308

Janus Global Life Sciences Fund (12/98)	Health/Biotechnology Funds	4	7/195	17	25/153	13	18/141	N/A	N/A	13	6/47	4	7/195

Janus Global Technology Fund (12/98)	Science & Technology Funds	23	60/264	16	38/241	29	63/219	N/A	N/A	19	14/74	18	45/250

Janus Balanced Fund(1) (9/92)	Mixed-Asset Target Allocation Moderate Funds	2	7/451	1	3/349	24	55/232	6	7/136	4	1/29	1	3/349

Janus Contrarian Fund (2/00)	Multi-Cap Core Funds	12	98/863	1	1/680	1	1/498	N/A	N/A	5	12/294	5	12/294

Janus Fundamental Equity Fund(1) (6/96)	Large-Cap Core Funds	25	201/822	4	26/684	6	34/575	1	3/299	1	1/207	26	217/848

Janus Growth and Income Fund(1) (5/91)	Large-Cap Core Funds	30	245/822	21	140/684	29	163/575	8	22/299	6	4/74	21	173/848

INTECH Risk-Managed Stock Fund (2/03)	Multi-Cap Core Funds	63	540/863	64	433/680	31	150/498	N/A	N/A	35	172/497	35	172/497

Janus Mid Cap Value Fund – Inv(1)(2) (8/98)	Mid-Cap Value Funds	6	17/332	13	34/264	17	34/204	N/A	N/A	2	1/66	2	1/66

Janus Small Cap Value Fund – Inv*(2) (10/87)	Small-Cap Core Funds	11	84/796	30	191/638	44	214/493	14	25/190	12	15/130	12	15/130

Janus Flexible Bond Fund(1) (7/87)	Intermediate Investment Grade Debt Funds	11	57/559	9	39/473	15	59/403	36	70/194	14	3/22	11	60/563

Janus High-Yield Fund(1) (12/95)	High Current Yield Funds	59	270/458	49	185/383	71	235/333	22	35/163	5	4/97	46	161/349

Janus Short-Term Bond Fund(1) (9/92)	Short Investment Grade Debt Funds	28	72/262	28	58/211	22	35/160	33	28/84	32	8/24	31	79/262

Janus Global Opportunities Fund(1) (6/01)	Global Funds	73	320/443	95	330/349	65	173/267	N/A	N/A	29	60/207	29	60/207

Janus Global Research Fund(1)(2/05)	Multi-Cap Growth Funds	4	15/443	3	10/349	N/A	N/A	N/A	N/A	4	10/324	4	10/324

Janus Overseas Fund*(1) (5/94)	International Funds	1	7/1122	1	1/821	1	1/682	3	7/331	1	1/110	1	1/685

Janus Worldwide Fund(1) (5/91)	Global Funds	73	321/443	78	271/349	96	255/267	82	100/122	36	6/16	80	238/299

Janus Smart Portfolio – Growth (12/05)	Mixed-Asset Target Allocation Growth Funds	3	14/669	N/A	N/A	N/A	N/A	N/A	N/A	2	10/582	2	10/582

Janus Smart Portfolio – Moderate (12/05)	Mixed-Asset Target Allocation Moderate Funds	1	3/451	N/A	N/A	N/A	N/A	N/A	N/A	2	7/383	2	7/383

Janus Smart Portfolio – Conservative (12/05)	Mixed-Asset Target Allocation Conservative Funds	3	9/429	N/A	N/A	N/A	N/A	N/A	N/A	2	6/339	2	6/339

(1)	The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

(2)	Rating is for the Investor Share class only; other classes may have different performance characteristics.

*	Closed to new investors.

Past performance is no guarantee of future results. Call 1-800-525-3713 or visit janus.com for current month end performance.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus Smart Portfolios  April 30, 2008  3

Morningstar Ratingstm (unaudited)

		Morningstar Ratingstm based on
		total returns as of 4/30/08

		OVERALL RATING(1)		THREE-YEAR RATING		FIVE-YEAR RATING		TEN-YEAR RATING
	CATEGORY	STARS	# OF FUNDS	STARS	# OF FUNDS	STARS	# OF FUNDS	STARS	# OF FUNDS

Janus Investment Fund

Janus Fund	Large Growth Funds	***	1458	****	1458	***	1205	***	566

Janus Enterprise Fund	Mid-Cap Growth Funds	****	828	*****	828	** ***	694	***	311

Janus Orion Fund	Mid-Cap Growth Funds	*****	828	*****	828	*****	694	N/A	311

Janus Research Fund	Large Growth Funds	*****	1458	*****	1458	*****	1205	****	566

Janus Triton Fund	Small Growth Funds	*****	688	*****	688	N/A	560	N/A	270

Janus Twenty Fund(2)	Large Growth Funds	*****	1458	*****	1458	*****	1205	*****	566

Janus Venture Fund(2)	Small Growth Funds	***	688	***	688	****	560	***	270

Janus Global Life Sciences Fund	Specialty-Health Funds	****	183	****	183	****	166	N/A	54

Janus Global Technology Fund	Specialty-Technology Funds	****	264	****	264	****	235	N/A	69

Janus Balanced Fund	Moderate Allocation Funds	*****	937	*****	937	****	717	*****	422

Janus Contrarian Fund	Large Blend Funds	*****	1695	*****	1695	*****	1316	N/A	630

Janus Fundamental Equity Fund	Large Blend Funds	*****	1695	*****	1695	****	1316	*****	630

Janus Growth and Income Fund	Large Growth Funds	****	1458	***	1458	***	1205	*****	566

INTECH Risk-Managed Stock Fund	Large Blend Funds	****	1695	***	1695	****	1316	N/A	630

Janus Mid Cap Value Fund – Institutional Shares(2)	Mid-Cap Value Funds	*****	301	*****	301	*****	217	N/A	66

Janus Mid Cap Value Fund – Investor Shares	Mid-Cap Value Funds	*****	301	*****	301	*****	217	N/A	66

Janus Small Cap Value Fund – Institutional Shares(2)	Small Value Funds	****	338	****	338	****	267	****	102

Janus Small Cap Value Fund – Investor Shares(2)	Small Value Funds	****	338	****	338	***	267	****	102

Janus Flexible Bond Fund	Intermediate-Term Bond Funds	****	984	****	984	****	832	***	439

Janus High-Yield Fund	High Yield Bond Funds	***	470	***	470	**	402	****	210

Janus Short-Term Bond Fund	Short-Term Bond Funds	****	388	****	388	****	290	***	165

Janus Global Opportunities Fund	World Stock Funds	**	463	*	463	**	390	N/A	201

Janus Global Research Fund	World Stock Funds	*****	463	*****	463	N/A	390	N/A	201

Janus Overseas Fund(2)	Foreign Large Growth Funds	*****	184	*****	184	*****	158	****	75

Janus Worldwide Fund	World Stock Funds	**	463	**	463	*	390	***	201

Janus Smart Portfolio – Growth	Moderate Allocation Funds	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Janus Smart Portfolio – Moderate	Moderate Allocation Funds	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Janus Smart Portfolio – Conservative	Conservative Allocation Funds	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Percent of funds rated 4 or 5 stars		78.3%		73.9%		71.4%		57.1%

(1)	The Overall Morningstar RatingTM is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar RatingTM metrics.

(2)	Closed to new investors.

Data presented reflects past performance, which is no guarantee of future results.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variation in the distribution percentages.)

© 2008 Morningstar, Inc. All Rights Reserved.

4  Janus Smart Portfolios  April 30, 2008

Useful Information About Your Portfolio Report

Management Commentaries

The Management Commentaries in this report include valuable insight from the Portfolios’ manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolios’ manager in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was April 30, 2008. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding each Portfolio’s Expense Example, which appears in each Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, such as underlying funds’ redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from November 1, 2007 to April 30, 2008.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Portfolio’s total operating expenses, excluding any expenses of an underlying fund, brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses to certain limits until at least March 1, 2009. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Portfolios’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as underlying funds’ redemption fees (where applicable). Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Smart Portfolios  April 30, 2008  5

Janus Smart Portfolio – Growth (unaudited)	Ticker: JSPGX

Portfolio Snapshot
This asset allocation fund combines funds backed by Janus’ fundamental research approach with those using the mathematical approach of INTECH. The portfolio seeks growth of capital with approximately 80% allocated to stocks and 20% to bonds and money markets.

Dan Scherman
portfolio manager

Performance Overview

Janus Smart Portfolio – Growth returned (4.53)% for the six-month period ended April 30, 2008. That compares to a return of (9.64)% for the Portfolio’s primary benchmark, the S&P 500® Index, during the same period. The Portfolio also fared better than its secondary benchmark, the Growth Allocation Index – a hypothetical combination of unmanaged indices – which returned (6.91)%. This internally-calculated index combines the total returns from the Dow Jones Wilshire 5000 Index (50%), the Morgan Stanley Capital International (MSCI) EAFE® Index (25%), the Lehman Brothers Aggregate Bond Index (20%) and the MSCI Emerging Markets Free IndexSM (5%). The outperformance was consistent with the Portfolio’s objective, which is to seek the highest return over time consistent with a primary emphasis on growth of capital and a secondary emphasis on income.

Market Review

Many of the same issues that conspired to create last summer’s sudden spike in market volatility remained unresolved during the period, creating a challenging environment for investors. If anything, the outlook darkened somewhat during the last six months as plunging consumer confidence, a sharp decline in the U.S. dollar, a softening of the labor market and growing fears of a global recession joined the housing and mortgage market crises as the latest worries holding back the market. The result was a continued “risk aversion” trend that saw investors flee some of the more aggressive areas of the market for the perceived relative security of bonds and so-called “hard assets” like gold and commodities, which some view as a good place to ride out the storm.

Portfolio Review

This shift in attitudes about risk had a direct impact on our bond holdings. Not coincidentally, Janus Flexible Bond Fund – a fairly conservative fund and the primary way that we seek to participate in the bond market – rose 4.75% during the period to become the top performing position in our lineup. Its more aggressive counterpart, Janus High-Yield Fund, declined 1.65% in the period as investors rotated away from riskier corporate bonds and toward the calmer waters of the investment-grade and government bond markets.

Although the impacts of this rising aversion to risk were not surprising to us – even predictable with respect to our bond holdings – the impact of the market’s preference for commodities was more subtle. Skyrocketing oil prices dominated headlines in recent months, but prices of many non-energy commodities have been rising just as fast. That has provided a powerful tailwind for stocks exposed to extremely bullish trends in materials, energy and agricultural markets – themes that have helped drive performance of Janus Twenty Fund for quite some time. Largely as a result of this tailwind, Janus Twenty Fund overcame a steep decline in the stock market to post a gain of 2.39% for the six-month period amid a decidedly negative market, making it the best-performing equity fund in the Portfolio during the period.

On the other side of the ledger, many of our holdings were caught in the market’s general weakness. One example was our position in Janus Growth and Income Fund, which lost 11.83% during the period. Portfolio manager Marc Pinto, who recently took the reins from Minyoung Sohn, has many years of investment experience and has my full confidence. I have maintained a position in the fund despite this setback.

I remain similarly committed to our positions in the risk-managed large-cap growth and large-cap value funds managed by our mathematical affiliate INTECH, even though these funds have recently failed to keep pace with their benchmarks. I view periodic underperformance by these strategies as a natural occurrence and remain confident that they will continue to perform well over the longer term.

Portfolio Strategy

Although I am contemplating some modest changes to the underlying fund allocations, there were no substantial changes to the Portfolio’s strategy during the period. Janus Smart Portfolio – Growth is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with a clear emphasis on growth. The Portfolio is also designed to blend the two core competencies Janus enjoys as an organization: mathematically driven, risk-managed strategies and fundamentally driven, growth-oriented investments. I believe that combining these two very different approaches in a single investment can produce a portfolio with a unique and powerful performance profile.

6  Janus Smart Portfolios  April 30, 2008

(unaudited)

Our investment process involves setting return expectations for a broad range of possible Janus and INTECH mutual funds that the analyst team and I believe best represent the full opportunity set available to today’s investor. Then, acting in conjunction with an outside consultant, we establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Smart Portfolio – Growth. Finally, we select our desired exposure.

At period-end, 79.6% of the Portfolio was allocated to equity funds, with the remaining 20.4% of the Portfolio invested in fixed-income funds. Under normal market conditions, a broadly diversified portfolio attempts to buffer the risk that an all-stock portfolio might ordinarily bear. The allocations assigned to each selected underlying fund were consistent with our view of market conditions and the long-term trade-off between risk and reward that each of these investment types represents. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time.

Thank you for investing in Janus Smart Portfolio – Growth.

Janus Smart Portfolio – Growth (% of Net Assets)

Janus Flexible Bond Fund	17.6%
Janus Overseas Fund	15.2%
Janus Adviser INTECH Risk-Managed Growth Fund – Class I Shares	12.8%
Janus Adviser INTECH Risk-Managed Value Fund – Class I Shares	12.2%
Janus Adviser International Equity Fund – Class I Shares	9.4%
Janus Twenty Fund	9.4%
Janus Research Fund	7.9%
Janus Growth and Income Fund	7.3%
Janus Orion Fund	5.4%
Janus High-Yield Fund	2.8%

Janus Smart Portfolio – Growth At A Glance

Asset Allocation – (% of Net Assets)
As of April 30, 2008

Janus Smart Portfolios  April 30, 2008  7

Janus Smart Portfolio – Growth (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2008				Expense Ratios – for the fiscal year ended October 31, 2007
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus Smart Portfolio – Growth	(4.53)%	7.40%	13.78%	0.90%	0.87%

S&P 500® Index	(9.64)%	(4.68)%	6.58%

Growth Allocation Index	(6.91)%	(0.12)%	9.40%

Lipper Quartile	–	1st	1st

Lipper Ranking – based on total return for Mixed-Asset Target Allocation Growth Funds	–	14/669	10/582

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

A Portfolio which redeems or exchanges certain underlying funds’ shares held for 90 days or less may be subject to an underlying fund’s 2.00% redemption fee, if any.

Janus Capital has contractually agreed to waive the Portfolio’s total operating expenses (excluding any expenses of an underlying fund, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least March 1, 2009. For a period of three years subsequent to the Portfolios’ commencement of operations, Janus Capital may recover from each Portfolio, fees and expenses previously waived or reimbursed if that Portfolio’s expense ratio, including recovered expenses, falls below the respective expense limit. The expense waivers are detailed in the Statement of Additional Information. Returns shown include fee waivers and without such waivers returns would have been lower.

The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a Portfolio invests or has invested during the period.) Contractual waivers agreed to by Janus Capital, where applicable, are included in the prospectus under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
See important disclosures on the next page.

8  Janus Smart Portfolios  April 30, 2008

(unaudited)

An underlying fund’s performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risks, portfolio holdings and other details.

Because Janus Capital is the adviser to the Janus Smart Portfolios and to the underlying funds held within the Portfolios, it is subject to certain potential conflicts of interest when allocating the assets of the Portfolios among underlying Janus funds. Performance of Janus Smart Portfolios depends on that of the underlying funds. They are subject to the volatility of the financial markets in the U.S. and abroad and to the additional risks associated with investments.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – December 30, 2005

Portfolio Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(11/1/07)	(4/30/08)	(11/1/07-4/30/08)†

Actual	$1,000.00	$954.70	$1.22

Hypothetical (5% return before expenses)	$1,000.00	$1,023.62	$1.26

†	Expenses are equal to the annualized expense ratio of 0.25%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital. The expense ratio does not include acquired fund fees and expenses.

Janus Smart Portfolios  April 30, 2008  9

Janus Smart Portfolio – Growth

Schedule of Investments (unaudited)

As of April 30, 2008

Shares		Value

Mutual Funds(1) – 100.0%
Equity Funds – 79.6%
1,894,425	Janus Adviser INTECH Risk-Managed Growth Fund – Class I Shares	$25,726,291
2,254,203	Janus Adviser INTECH Risk-Managed Value Fund – Class I Shares	24,367,933
1,465,286	Janus Adviser International Equity Fund – Class I Shares	18,784,967
421,583	Janus Growth and Income Fund	14,565,683
840,329	Janus Orion Fund	10,798,227
552,717	Janus Overseas Fund	30,471,314
528,956	Janus Research Fund	15,762,881
245,391	Janus Twenty Fund	18,733,122
		159,210,418
Fixed-Income Funds – 20.4%
3,622,731	Janus Flexible Bond Fund	35,104,264
630,997	Janus High-Yield Fund	5,697,904
		40,802,168

Total Investments (total cost $187,850,373) – 100.0%		200,012,586

Liabilities, net of Cash, Receivables and Other Assets – (0.0)%		(34,568)

Net Assets – 100%		$199,978,018

(1)	The Portfolio invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.

See Notes to Schedules of Investments and Financial Statements.

10  Janus Smart Portfolios  April 30, 2008

Janus Smart Portfolio – Moderate (unaudited)	Ticker: JSPMX

Portfolio Snapshot
This asset allocation fund combines funds backed by Janus’ fundamental research approach with those using the mathematical approach of INTECH. The portfolio seeks growth of capital and income with approximately 60% allocated to stocks and 40% to bonds and money markets.

Dan Scherman
portfolio manager

Performance Overview

Janus Smart Portfolio – Moderate returned (2.90)% for the six-month period ended April 30, 2008. That compares to a return of (9.64)% for the Portfolio’s primary benchmark, the S&P 500® Index, during the same period. The Portfolio also fared better than its secondary benchmark, the Moderate Allocation Index – a hypothetical combination of unmanaged indices – which returned (4.20)%. This internally-calculated index combines the total returns from the Dow Jones Wilshire 5000 Index (40%), the Lehman Brothers Aggregate Bond Index (40%), the Morgan Stanley Capital International (MSCI) EAFE® Index (18%) and the MSCI Emerging Markets Free IndexSM (2%). The outperformance was consistent with the Portfolio’s objective, which is to seek the highest return over time consistent with an emphasis on growth of capital and income.

Market Review

Many of the same issues that conspired to create last summer’s sudden spike in market volatility remained unresolved during the period, creating a challenging environment for investors. If anything, the outlook darkened somewhat during the last six months as plunging consumer confidence, a sharp decline in the U.S. dollar, a softening of the labor market and growing fears of a global recession joined the housing and mortgage market crises as the latest worries holding back the market. The result was a continued “risk aversion” trend that saw investors flee some of the more aggressive areas of the market for the perceived relative security of bonds and so-called “hard assets” like gold and commodities, which some view as a good place to ride out the storm.

Portfolio Review

This shift in attitudes about risk had a direct impact on our bond holdings. Not coincidentally, Janus Flexible Bond Fund – a fairly conservative fund and the primary way that we seek to participate in the bond market – rose 4.75% during the period to become the top performing position in our lineup. Its more aggressive counterpart, Janus High-Yield Fund, declined 1.65% in the period as investors rotated away from riskier corporate bonds and toward the calmer waters of the investment-grade and government bond markets.

Although the impacts of this rising aversion to risk were not surprising to us – even predictable with respect to our bond holdings – the impact of the market’s preference for commodities was more subtle. Skyrocketing oil prices dominated headlines in recent months, but prices of many non-energy commodities have been rising just as fast. That has provided a powerful tailwind for stocks exposed to extremely bullish trends in materials, energy and agricultural markets – themes that have helped drive performance of Janus Twenty Fund for quite some time. Largely as a result of this tailwind, Janus Twenty Fund overcame a steep decline in the stock market to post a gain of 2.39% for the six-month period amid a decidedly negative market, making it the best-performing equity fund in the Portfolio during the period.

On the other side of the ledger, many of our holdings were caught in the market’s general weakness. One example was our position in Janus Growth and Income Fund, which lost 11.83% during the period. Portfolio manager Marc Pinto, who recently took the reins from Minyoung Sohn, has many years of investment experience and has my full confidence. I have maintained a position in the fund despite this setback.

I remain similarly committed to our positions in the risk-managed large-cap growth and large-cap value funds managed by our mathematical affiliate INTECH, even though these funds have recently failed to keep pace with their benchmarks. I view periodic underperformance by these strategies as a natural occurrence and remain confident that they will continue to perform well over the longer term.

Portfolio Strategy

Although I am contemplating some modest changes to the underlying fund allocations, there were no substantial changes to the Portfolio’s strategy during the period. Janus Smart Portfolio – Moderate is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with a clear emphasis on growth. The Portfolio is also designed to blend the two core competencies Janus enjoys as an organization: mathematically driven, risk-managed strategies and fundamentally driven, growth-oriented investments. I believe that combining these two very different approaches in a single investment can produce a portfolio with a unique and powerful performance profile.

Janus Smart Portfolios  April 30, 2008  11

Janus Smart Portfolio – Moderate (unaudited)

Our investment process involves setting return expectations for a broad range of possible Janus and INTECH mutual funds that the analyst team and I believe best represent the full opportunity set available to today’s investor. Then, acting in conjunction with an outside consultant, we establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Smart Portfolio – Moderate. Finally, we select our desired exposure.

At period-end, 59.1% of the Portfolio was allocated to equity funds, with the remaining 40.9% of the Portfolio invested in fixed-income funds. Under normal market conditions, a broadly diversified portfolio attempts to buffer the risk that an all-stock portfolio might ordinarily bear. The allocations assigned to each selected underlying fund were consistent with our view of market conditions and the long-term trade-off between risk and reward that each of these investment types represents. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time.

Thank you for investing in Janus Smart Portfolio – Moderate.

Janus Smart Portfolio – Moderate (% of Net Assets)

Janus Flexible Bond Fund	34.1%
Janus Overseas Fund	12.0%
Janus Adviser INTECH Risk-Managed Growth Fund – Class I Shares	10.1%
Janus Adviser INTECH Risk-Managed Value Fund – Class I Shares	8.7%
Janus Growth and Income Fund	8.2%
Janus Adviser International Equity Fund – Class I Shares	6.3%
Janus Research Fund	5.9%
Janus Twenty Fund	4.7%
Janus Short-Term Bond Fund	4.0%
Janus Orion Fund	3.2%
Janus High-Yield Fund	2.8%

Janus Smart Portfolio – Moderate At A Glance

Asset Allocation – (% of Net Assets)
As of April 30, 2008

12  Janus Smart Portfolios  April 30, 2008

(unaudited)

Performance

				Expense Ratios – for the fiscal year ended
Average Annual Total Return – for the periods ended April 30, 2008				October 31, 2007
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus Smart Portfolio – Moderate	(2.90)%	6.48%	11.07%	0.90%	0.84%

S&P 500® Index	(9.64)%	(4.68)%	6.58%

Moderate Allocation Index	(4.20)%	1.16%	8.13%

Lipper Quartile	–	1st	1st

Lipper Ranking – based on total return for Mixed-Asset Target Allocation Moderate Funds	–	3/451	7/383

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

A Portfolio which redeems or exchanges certain underlying funds’ shares held for 90 days or less may be subject to an underlying fund’s 2.00% redemption fee, if any.

Janus Capital has contractually agreed to waive the Portfolio’s total operating expenses (excluding any expenses of an underlying fund, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least March 1, 2009. For a period of three years subsequent to the Portfolios’ commencement of operations, Janus Capital may recover from each Portfolio, fees and expenses previously waived or reimbursed if that Portfolio’s expense ratio, including recovered expenses, falls below the respective expense limit. The expense waivers are detailed in the Statement of Additional Information. Returns shown include fee waivers and without such waivers returns would have been lower.

The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a Portfolio invests or has invested during the period.) Contractual waivers agreed to by Janus Capital, where applicable, are included in the prospectus under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
See important disclosures on the next page.

Janus Smart Portfolios  April 30, 2008  13

Janus Smart Portfolio – Moderate (unaudited)

An underlying fund’s performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risks, portfolio holdings and other details.

Because Janus Capital is the adviser to the Janus Smart Portfolios and to the underlying funds held within the Portfolios, it is subject to certain potential conflicts of interest when allocating the assets of the Portfolios among underlying Janus funds. Performance of Janus Smart Portfolios depends on that of the underlying funds. They are subject to the volatility of the financial markets in the U.S. and abroad and to the additional risks associated with investments.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – December 30, 2005

Portfolio Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(11/1/07)	(4/30/08)	(11/1/07-4/30/08)†

Actual	$1,000.00	$971.00	$1.03

Hypothetical (5% return before expenses)	$1,000.00	$1,023.87	$1.06

†	Expenses are equal to the annualized expense ratio of 0.21%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital. The expense ratio does not include acquired fund fees and expenses.

14  Janus Smart Portfolios  April 30, 2008

Janus Smart Portfolio – Moderate

Schedule of Investments (unaudited)

As of April 30, 2008

Shares		Value

Mutual Funds(1) – 100.0%
Equity Funds – 59.1%
1,059,564	Janus Adviser INTECH Risk-Managed Growth Fund – Class I Shares	$14,388,861
1,147,714	Janus Adviser INTECH Risk-Managed Value Fund – Class I Shares	12,406,783
694,560	Janus Adviser International Equity Fund – Class I Shares	8,904,255
337,456	Janus Growth and Income Fund	11,659,103
358,272	Janus Orion Fund	4,603,799
308,460	Janus Overseas Fund	17,008,144
282,224	Janus Research Fund	8,410,260
87,092	Janus Twenty Fund	6,648,613
		84,029,818
Fixed-Income Funds – 40.9%
5,004,012	Janus Flexible Bond Fund	48,488,863
449,522	Janus High-Yield Fund	4,059,186
1,977,535	Janus Short-Term Bond Fund	5,715,076
		58,263,125

Total Investments (total cost $136,380,434) – 100.0%		142,292,943

Liabilities, net of Cash, Receivables and Other Assets – (0.0)%		(27,965)

Net Assets – 100%		$142,264,978

(1)	The Portfolio invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.

See Notes to Schedules of Investments and Financial Statements.

Janus Smart Portfolios  April 30, 2008  15

Janus Smart Portfolio – Conservative (unaudited)	Ticker: JSPCX

Portfolio Snapshot
This asset allocation fund combines funds backed by Janus’ fundamental research approach with those using the mathematical approach of INTECH. The portfolio seeks income and a secondary emphasis of growth of capital with approximately 60% allocated to bonds and money markets and 40% to stocks.

Dan Scherman
portfolio manager

Performance Overview

Janus Smart Portfolio – Conservative returned (0.92)% for the six-month period ended April 30, 2008. That compares to a return of (9.64)% for the Portfolio’s primary benchmark, the S&P 500® Index, during the same period. The Portfolio also fared better than its secondary benchmark, the Conservative Allocation Index – a hypothetical combination of unmanaged indices – which returned (1.47)%. This internally-calculated index combines the total returns from the Lehman Brothers Aggregate Bond Index (60%), the Dow Jones Wilshire 5000 Index (28%) and the Morgan Stanley Capital International (MSCI) EAFE® Index (12%). The outperformance was consistent with the Portfolio’s objective, which is to seek the highest return over time consistent with a primary emphasis on income and a secondary emphasis on growth of capital.

Market Review

Many of the same issues that conspired to create last summer’s sudden spike in market volatility remained unresolved during the period, creating a challenging environment for investors. If anything, the outlook darkened somewhat during the last six months as plunging consumer confidence, a sharp decline in the U.S. dollar, a softening of the labor market and growing fears of a global recession joined the housing and mortgage market crises as the latest worries holding back the market. The result was a continued “risk aversion” trend that saw investors flee some of the more aggressive areas of the market for the perceived relative security of bonds and so-called “hard assets” like gold and commodities, which some view as a good place to ride out the storm.

Portfolio Review

This shift in attitudes about risk had a direct impact on our bond holdings. Not coincidentally, Janus Flexible Bond Fund – a fairly conservative fund that represents more than half of the Portfolio’s net assets – rose 4.75% during the period to become the top performing position in our lineup. Its more aggressive counterpart, Janus High-Yield Fund, declined 1.65% in the period as investors rotated away from riskier corporate bonds and toward the calmer waters of the investment-grade and government bond markets. Our position in Janus Short-Term Bond Fund, which rounds out our exposure to fixed-income markets, held its own by turning in a gain of 2.39% for the six-month period.

On the other side of the ledger, all of our equity fund holdings were caught in the market’s downdraft and finished the period lower. Notably, however, all but three performed better than their respective benchmarks – a fact that gives me additional confidence in the decision to allocate a portion of the Portfolio to them.

However, some holdings failed to keep pace. One example was our position in Janus Growth and Income Fund, which lost 11.83% during the period. Portfolio manager Marc Pinto, who recently took the reins from Minyoung Sohn, has many years of investment experience and has my full confidence. I have maintained a position in the fund despite this setback.

I remain similarly committed to our positions in the risk-managed large-cap growth and large-cap value funds managed by our mathematical affiliate INTECH, even though these funds have recently underperformed their respective benchmarks. I view periodic underperformance by these strategies as a natural occurrence and remain confident that they will continue to perform well over the longer term.

Portfolio Strategy

Although I am contemplating some modest changes to the underlying fund allocations, there were no substantial changes to the Portfolio’s strategy during the period. Janus Smart Portfolio – Conservative is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with a clear emphasis on income. The Portfolio is also designed to blend income with the two core competencies Janus enjoys as an organization: mathematically driven, risk-managed strategies and fundamentally driven, growth-oriented investments. I believe that combining these very different approaches in a single investment can produce a portfolio with a unique and powerful performance profile.

Our investment process involves setting return expectations for a broad range of possible Janus and INTECH mutual funds that the analyst team and I believe best represent the full opportunity set available to today’s investor. Then, acting in conjunction with an outside consultant, we establish an ideal “model” portfolio based upon the specific risk/return objective

16  Janus Smart Portfolios  April 30, 2008

(unaudited)

of Janus Smart Portfolio – Conservative. Finally, we select our desired exposure.

At period-end, 61.2% of the Portfolio was invested in fixed-income funds, with the remaining 38.8% of the Portfolio in equity funds. Under normal market conditions, a broadly diversified portfolio attempts to buffer the risk that an all-stock portfolio might ordinarily bear. The allocations assigned to each selected underlying fund were consistent with our view of market conditions and the long-term trade-off between risk and reward that each of these investment types represents. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time.

Thank you for investing in Janus Smart Portfolio – Conservative.

Janus Smart Portfolio – Conservative (% of Net Assets)

Janus Flexible Bond Fund	52.3%
Janus Adviser INTECH Risk-Managed Growth Fund — Class I Shares	7.4%
Janus Adviser INTECH Risk-Managed Value Fund — Class I Shares	7.2%
Janus Overseas Fund	6.5%
Janus Short-Term Bond Fund	6.0%
Janus Growth and Income Fund	4.6%
Janus Contrarian Fund	3.8%
Janus Orion Fund	3.2%
Janus Adviser International Equity Fund – Class I Shares	3.1%
Janus Research Fund	3.0%
Janus High-Yield Fund	2.9%

Janus Smart Portfolio — Conservative At A Glance

Asset Allocation – (% of Net Assets)
As of April 30, 2008

Janus Smart Portfolios  April 30, 2008  17

Janus Smart Portfolio – Conservative (unaudited)

Performance

				Expense Ratios – for the fiscal year ended
Average Annual Total Return – for the periods ended April 30, 2008				October 31, 2007
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus Smart Portfolio – Conservative	(0.92)%	5.45%	8.98%	0.91%	0.73%

S&P 500® Index	(9.64)%	(4.68)%	6.58%

Conservative Allocation Index	(1.47)%	2.70%	7.08%

Lipper Quartile	–	1st	1st

Lipper Ranking – based on total return for Mixed-Asset Target Allocation Conservative Funds	–	9/429	6/339

Visit janus.com to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

A Portfolio which redeems or exchanges certain underlying funds’ shares held for 90 days or less may be subject to an underlying fund’s 2.00% redemption fee, if any.

Janus Capital has contractually agreed to waive the Portfolio’s total operating expenses (excluding any expenses of an underlying fund, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least March 1, 2009. For a period of three years subsequent to the Portfolios’ commencement of operations, Janus Capital may recover from each Portfolio, fees and expenses previously waived or reimbursed if that Portfolio’s expense ratio, including recovered expenses, falls below the respective expense limit. The expense waivers are detailed in the Statement of Additional Information. Returns shown include fee waivers and without such waivers returns would have been lower.

The fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a Portfolio invests or has invested during the period.) Contractual waivers agreed to by Janus Capital, where applicable, are included in the prospectus under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
See important disclosures on the next page.

18  Janus Smart Portfolios  April 30, 2008

(unaudited)

An underlying fund’s performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risks, portfolio holdings and other details.

Because Janus Capital is the adviser to the Janus Smart Portfolios and to the underlying funds held within the Portfolios, it is subject to certain potential conflicts of interest when allocating the assets of the Portfolios among underlying Janus funds. Performance of Janus Smart Portfolios depends on that of the underlying funds. They are subject to the volatility of the financial markets in the U.S. and abroad and to the additional risks associated with investments.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – December 30, 2005

Portfolio Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(11/1/07)	(4/30/08)	(11/1/07- 4/30/08)†

Actual	$1,000.00	$990.80	$0.89

Hypothetical (5% return before expenses)	$1,000.00	$1,023.97	$0.91

†	Expenses are equal to the annualized expense ratio of 0.18%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital. The expense ratio does not include acquired fund fees and expenses.

Janus Smart Portfolios  April 30, 2008  19

Janus Smart Portfolio – Conservative

Schedule of Investments (unaudited)

As of April 30, 2008

Shares		Value

Mutual Funds(1) – 100.0%
Equity Funds – 38.8%
532,571	Janus Adviser INTECH Risk-Managed Growth Fund – Class I Shares	$7,232,318
643,340	Janus Adviser INTECH Risk-Managed Value Fund – Class I Shares	6,954,501
237,533	Janus Adviser International Equity Fund – Class I Shares	3,045,171
198,815	Janus Contrarian Fund	3,699,947
130,129	Janus Growth and Income Fund	4,495,948
242,332	Janus Orion Fund	3,113,969
114,189	Janus Overseas Fund	6,295,250
96,685	Janus Research Fund	2,881,221
		37,718,325
Fixed-Income Funds – 61.2%
5,245,548	Janus Flexible Bond Fund	5,840,902
310,274	Janus High-Yield Fund	2,801,773
2,021,073	Janus Short-Term Bond Fund	50,829,364
		59,472,039

Total Investments (total cost $95,415,367) – 100.0%		97,190,364

Liabilities, net of Cash, Receivables and Other Assets – (0.0)%		(21,662)

Net Assets – 100%		$97,168,702

(1)	The Portfolio invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.

See Notes to Schedules of Investments and Financial Statements.

20  Janus Smart Portfolios  April 30, 2008

Statements of Assets and Liabilities

	Janus Smart	Janus Smart	Janus Smart
As of April 30, 2008 (unaudited)	Portfolio –	Portfolio –	Portfolio –
(all numbers in thousands except net asset value per share)	Growth	Moderate	Conservative

Assets:
Investments at cost	$187,850	$136,380	$95,415
Investments at value	$200,013	$142,293	$97,190
Receivables:
Fund shares sold	432	194	228
Due from adviser	–	–	3
Non-interested Trustees’ deferred compensation	3	2	2
Other assets	149	200	201
Total Assets	200,597	142,689	97,624
Liabilities:
Payables:
Investments purchased	332	283	210
Fund shares repurchased	234	99	214
Advisory fees	8	6	1
Due to Adviser (Note 2)	9	1	–
Transfer agent fees and expenses	22	19	14
Non-interested Trustees’ fees and expenses	2	2	1
Non-interested Trustees’ deferred compensation fees	3	2	2
Accrued expenses	9	12	13
Total Liabilities	619	424	455
Net Assets	$199,978	$142,265	$97,169
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$184,258	$133,680	$93,880
Undistributed net investment income/(loss)*	500	748	741
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	3,057	1,924	773
Unrealized appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	12,163	5,913	1,775
Total Net Assets	$199,978	$142,265	$97,169
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,762	11,851	8,417
Net Asset Value Per Share	$12.69	$12.00	$11.54

*	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Smart Portfolios  April 30, 2008  21

Statements of Operations

	Janus Smart	Janus Smart	Janus Smart
For the six-month period ended April 30, 2008 (unaudited)	Portfolio –	Portfolio –	Portfolio –
(all numbers in thousands)	Growth	Moderate	Conservative

Investment Income:
Dividends from affiliates	$2,839	$2,294	$1,553
Total Investment Income	2,839	2,294	1,553
Expenses:
Advisory fees	44	31	20
Transfer agent fees and expenses	113	69	38
Postage and mailing expenses	4	5	5
Professional fees	9	9	9
Non-interested Trustees’ fees and expenses	1	–	–
Printing expenses	14	9	5
Other expenses	3	4	4
Total Expenses	188	127	81
Expense and Fee Offset	(6)	(4)	(3)
Net Expenses	182	123	78
Less: Excess Expense Reimbursement	–	–	(9)
Plus: Previously waived investment advisory fees recouped by the Adviser (Note 2)	29	3	–
Net Expenses after Expense Reimbursement or Investment Advisory Fees Recouped	211	126	69
Net Investment Income/(Loss)	2,628	2,168	1,484
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions	3,248	2,023	824
Change in unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	(13,284)	(7,344)	(2,472)
Payment from affiliate (Note 2)	8	8	1
Net Gain/(Loss) on Investments	(10,028)	(5,313)	(1,647)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(7,400)	$(3,145)	$(163)

See Notes to Financial Statements.

22  Janus Smart Portfolios  April 30, 2008

Statements of Changes in Net Assets

	Janus Smart		Janus Smart		Janus Smart
For the six-month period ended April 30, 2008 (unaudited)	Portfolio –		Portfolio –		Portfolio –
and for the fiscal year ended October 31, 2007	Growth		Moderate		Conservative
(all numbers in thousands)	2008	2007	2008	2007	2008	2007

Operations:
Net investment income/(loss)	$2,628	$1,653	$2,168	$1,964	$1,484	$1,264
Net realized gain/(loss) from investment transactions	3,248	5,104	2,023	2,742	824	879
Change in unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	(13,284)	22,020	(7,344)	11,179	(2,472)	3,570
Payment from affiliate (Note 2)	8	–	8	–	1	1
Net Increase/(Decrease) in Net Assets Resulting from Operations	(7,400)	28,777	(3,145)	15,885	(163)	5,714
Dividends and Distributions to Shareholders:
Net investment income*	(3,164)	(896)	(2,927)	(872)	(1,824)	(416)
Net realized gain/(loss) from investment transactions*	(5,239)	(293)	(2,811)	(82)	(926)	(46)
Net Decrease from Dividends and Distributions	(8,403)	(1,189)	(5,738)	(954)	(2,750)	(462)
Capital Share Transactions:
Shares sold	58,446	117,647	44,727	76,960	49,212	62,011
Reinvested dividends and distributions	8,341	1,183	5,704	940	2,739	459
Shares repurchased	(27,467)	(36,751)	(22,290)	(21,090)	(20,573)	(18,507)
Net Increase/(Decrease) from Capital Share Transactions	39,320	82,079	28,141	56,810	31,378	43,963
Net Increase/(Decrease) in Net Assets	23,517	109,667	19,258	71,741	28,465	49,215
Net Assets:
Beginning of period	176,461	66,794	123,007	51,266	68,704	19,489
End of period	$199,978	$176,461	$142,265	$123,007	$97,169	$68,704

Undistributed net investment income/(loss)*	$500	$1,036	$748	$1,507	$741	$1,081

*	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Smart Portfolios  April 30, 2008  23

Financial Highlights

For a share outstanding during the six-month period ended April 30, 2008 (unaudited)	Janus Smart Portfolio – Growth
and through each fiscal year or period ended October 31	2008	2007	2006(1)

Net Asset Value, Beginning of Period	$13.95	$11.34	$10.00
Income from Investment Operations:
Net investment income/(loss)	.19	.16	.05
Net gains/(losses) on securities (both realized and unrealized)	(.81)	2.62	1.29
Total from Investment Operations	(.62)	2.78	1.34
Less Distributions and Other:
Dividends (from net investment income)*	(.24)	(.13)	–
Distributions (from capital gains)*	(.40)	(.04)	–
Payment from affiliate	–(2)	–(2)	–
Total Distributions and Other	(.64)	(.17)	–
Net Asset Value, End of Period	$12.69	$13.95	$11.34
Total Return**	(4.53)%(3)	24.81%(4)	13.40%
Net Assets, End of Period (in thousands)	$199,978	$176,461	$66,794
Average Net Assets for the Period (in thousands)	$177,690	$124,708	$34,131
Ratio of Gross Expenses to Average Net Assets***(5)	0.25%(6)(7)	0.25%(7)	0.25%(7)
Ratio of Net Expenses to Average Net Assets***(5)	0.24%	0.24%	0.24%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.97%	1.32%	0.98%
Portfolio Turnover Rate***	5%	19%	28%

For a share outstanding during the six-month period ended April 30, 2008 (unaudited)	Janus Smart Portfolio – Moderate
and through each fiscal year or period ended October 31	2008	2007	2006(1)

Net Asset Value, Beginning of Period	$12.95	$11.04	$10.00
Income from Investment Operations:
Net investment income/(loss)	.20	.23	.09
Net gains/(losses) on securities (both realized and unrealized)	(.58)	1.86	.95
Total from Investment Operations	(.38)	2.09	1.04
Less Distributions and Other:
Dividends (from net investment income)*	(.29)	(.16)	–
Distributions (from capital gains)*	(.28)	(.02)	–
Payment from affiliate	–(2)	–	–(2)
Total Distributions and Other	(.57)	(.18)	–
Net Asset Value, End of Period	$12.00	$12.95	$11.04
Total Return**	(2.90)%(3)	19.16%	10.40%(4)
Net Assets, End of Period (in thousands)	$142,265	$123,007	$51,266
Average Net Assets for the Period (in thousands)	$126,642	$87,462	$25,078
Ratio of Gross Expenses to Average Net Assets***(5)	0.21%(8)(9)	0.21%(9)	0.21%(9)
Ratio of Net Expenses to Average Net Assets***(5)	0.20%	0.20%	0.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.44%	2.24%	1.97%
Portfolio Turnover Rate***	6%	15%	16%

*	See Note 4 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from December 30, 2005 (inception date) through October 31, 2006.
(2)	Payment from affiliate aggregated less than $.01 on a per share basis for the period ended.
(3)	During the fiscal period ended, Janus Capital and/or Janus Services LLC (“Janus Services”) fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.
(4)	During the fiscal period ended, Janus Capital and/or Janus Services fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(5)	See “Explanations of Charts, Tables and Financial Statements.”
(6)	Absent the recoupment of fees previously waived and reimbursed by the Adviser, the ratio of expenses to average net assets would have been 0.21% in 2008.
(7)	The ratio was 0.28% in 2007 and 0.39% in 2006 before waiver of certain fees incurred by the Portfolio.
(8)	Absent the recoupment of fees previously waived and reimbursed by the Adviser, the ratio of expenses to average net assets would have been 0.20% in 2008.
(9)	The ratio was 0.27% in 2007 and 0.42% in 2006 before waiver of certain fees incurred by the Portfolio.

See Notes to Financial Statements.

24  Janus Smart Portfolios  April 30, 2008

For a share outstanding during the six-month period ended April 30, 2008 (unaudited)	Janus Smart Portfolio – Conservative
and through each fiscal year or period ended October 31	2008	2007	2006(1)

Net Asset Value, Beginning of Period	$12.09	$10.82	$10.00
Income from Investment Operations:
Net investment income/(loss)	.19	.26	.13
Net gains/(losses) on securities (both realized and unrealized)	(.30)	1.23	.69
Total from Investment Operations	(.11)	1.49	.82
Less Distributions and Other:
Dividends (from net investment income)*	(.29)	(.20)	–
Distributions (from capital gains)*	(.15)	(.02)	–
Payment from affiliate	–(2)	–(2)	–
Total Distributions and Other	(.44)	(.22)	–
Net Asset Value, End of Period	$11.54	$12.09	$10.82
Total Return**	(0.92)%(3)	13.98%(3)	8.20%
Net Assets, End of Period (in thousands)	$97,169	$68,704	$19,489
Average Net Assets for the Period (in thousands)	$82,166	$41,512	$9,992
Ratio of Gross Expenses to Average Net Assets***(4)	0.18%(5)	0.18%(5)	0.18%(5)
Ratio of Net Expenses to Average Net Assets***(4)	0.17%	0.17%	0.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.63%	3.04%	2.78%
Portfolio Turnover Rate***	8%	16%	20%

*	See Note 4 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from December 30, 2005 (inception date) through October 31, 2006.
(2)	Payment from affiliate aggregated less than $.01 on a per share basis for the period ended.
(3)	During the period ended, Janus Capital and/or Janus Services fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(4)	See “Explanations of Charts, Tables and Financial Statements.”
(5)	The ratio was 0.20% in 2008, 0.36% in 2007 and 0.69% in 2006 before waiver of certain fees incurred by the Portfolio.

See Notes to Financial Statements.

Janus Smart Portfolios  April 30, 2008  25

Notes to Schedules of Investments (unaudited)

Conservative Allocation Index	An internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Lehman Brothers Aggregate Bond Index (60%), the Dow Jones Wilshire 5000 Index (28%) and the MSCI EAFE® Index (12%).

Dow Jones Wilshire 5000 Index	An index that measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization-weighted security returns are used and the Dow Jones Wilshire 5000 Index is considered one of the premier measures of the entire U.S. stock market.

Growth Allocation Index	An internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Dow Jones Wilshire 5000 Index (50%), the MSCI EAFE® Index (25%), the Lehman Brothers Aggregate Bond Index (20%) and the MSCI Emerging Markets IndexSM (5%).

Lehman Brothers Aggregate Bond Index	Is made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Lipper Mixed-Asset Target Allocation Conservative Funds	The Lipper Mixed-Asset Target Allocation Conservative Funds Average represents the average annual returns for all Mixed-Asset Target Allocation Conservative Funds for the respective time periods.

Lipper Mixed-Asset Target Allocation Growth Funds	The Lipper Mixed-Asset Target Allocation Growth Funds Average represents the average annual returns for all Mixed-Asset Target Allocation Growth Funds for the respective time periods.

Lipper Mixed-Asset Target Allocation Moderate Funds	Funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Moderate Allocation Index	An internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Dow Jones Wilshire 5000 Index (40%), the Lehman Brothers Aggregate Bond Index (40%), the MSCI EAFE® Index (18%) and the MSCI Emerging Markets IndexSM (2%).

Morgan Stanley Capital International EAFE® Index	Is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International Emerging Markets IndexSM	Is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

26  Janus Smart Portfolios  April 30, 2008

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Smart Portfolio – Growth, Janus Smart Portfolio – Moderate and Janus Smart Portfolio – Conservative, (collectively the “Portfolios” and individually a “Portfolio”) are series Portfolios. The Portfolios each operate as a “fund of funds,” meaning substantially all of the Portfolios’ assets will be invested in other Janus mutual funds (the “underlying funds”). Each Portfolio invests in a variety of underlying funds to pursue a target allocation of stocks and bonds, and may also invest in money market instruments or cash/cash equivalents. The Portfolios are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust has twenty-nine funds. Each Portfolio in this report is classified as diversified as defined in the 1940 Act. The Portfolios are no-load investments.

Underlying Funds
Each Portfolio invests in a variety of underlying funds to pursue a target allocation of stocks and bonds, and may also invest in money market instruments or cash/cash equivalents. Each Portfolio has a target allocation, which is how each Portfolio’s investments generally will be allocated among the major asset classes over the long term, as well as normal ranges within which each Portfolio’s asset class allocations generally will vary over short-term periods. The normal asset allocation ranges are as follows: (1) 75%-85% stocks and 15%-25% bonds and money market instruments for Janus Smart Portfolio – Growth; (2) 55%-65% stocks and 35%-45% bonds and money market instruments for Janus Smart Portfolio – Moderate; and (3) 35%-45% stocks and 55%-65% bonds and money market instruments for Janus Smart Portfolio – Conservative. A brief description of each of the underlying funds that the Portfolios may invest in are as follows.

Investments in Equity Securities
INTECH RISK-MANAGED STOCK FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in common stocks from the universe of the fund’s benchmark, which is the S&P 500® Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

JANUS ADVISER BALANCED FUND – CLASS I and JANUS BALANCED FUND seek long-term capital growth, consistent with preservation of capital and balanced by current income. Each fund pursues its investment objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. Each fund normally invests at least 25% of its assets in fixed-income senior securities.

JANUS ADVISER CONTRARIAN FUND – CLASS I and JANUS CONTRARIAN FUND seek long-term growth of capital. Each fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with an attractive price/free cash flow, which is the relationship between the price of a stock and the company’s available cash from operations minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.

JANUS ADVISER FORTY FUND – CLASS I seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

JANUS ADVISER FUNDAMENTAL EQUITY FUND – CLASS I and JANUS FUNDAMENTAL EQUITY FUND seek long-term growth of capital. Each fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities selected for their growth potential. Eligible equity securities in which each fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics (including the use of swaps). Each fund may invest in companies of any size.

JANUS ADVISER GLOBAL REAL ESTATE FUND – CLASS I seeks total return through a combination of capital appreciation and current income. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks and other equity securities, including, but not limited to, real estate investment trusts (REITs) and similar REIT-like entities. As a

Janus Smart Portfolios  April 30, 2008  27

Notes to Financial Statements (unaudited) (continued)

fundamental policy, the fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The fund’s investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the fund’s investment objective and its policy on industry concentration. The fund expects under normal market conditions to maintain investments in issuers from several different developed countries, including the United States. Under unusual circumstances, the fund may invest all of its assets in a single country. The fund may invest in emerging markets, but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within the parameters of its specific investment policies, the fund may invest in foreign equity and debt securities.

JANUS ADVISER GLOBAL RESEARCH FUND – CLASS I and JANUS GLOBAL RESEARCH FUND seek long-term growth of capital. Each fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Each fund may invest in companies of any size and located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. Each fund normally invests at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. Each fund may have significant exposure to emerging markets.

JANUS ADVISER GROWTH AND INCOME FUND – CLASS I and JANUS GROWTH AND INCOME FUND seek long-term capital growth and current income. Each fund pursues its investment objective by normally emphasizing investments in common stocks. Each fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential. Eligible equity securities in which each fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics (including the use of swaps). Equity securities may make up part or all of the income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments.

JANUS ADVISER INTECH RISK-MANAGED CORE FUND – CLASS I seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the S&P 500® Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

JANUS ADVISER INTECH RISK-MANAGED GROWTH FUND – CLASS I seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the Russell 1000® Growth Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

JANUS ADVISER INTECH RISK-MANAGED INTERNATIONAL FUND – CLASS I seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the Morgan Stanley Capital International (“MSCI”) EAFE® (Europe, Australasia, Far East) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

JANUS ADVISER INTECH RISK-MANAGED VALUE FUND – CLASS I seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the Russell 1000® Value Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

JANUS ADVISER INTERNATIONAL EQUITY FUND – CLASS I seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The fund normally invests in a core group of 50-70 equity securities of issuers from different countries located throughout the world, excluding the United States. The fund may, under unusual circumstances, invest all of its assets in a single country. The fund may invest in emerging markets, but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within the parameters of its specific investment policies, the fund may invest in foreign equity and debt securities.

JANUS ADVISER INTERNATIONAL GROWTH FUND – CLASS I and JANUS OVERSEAS FUND seek long-term growth of capital. Each fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. Each fund normally invests in securities of issuers from several different countries, excluding the United States. Although each fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. Each fund may have significant exposure to emerging markets.

JANUS ADVISER LARGE CAP GROWTH FUND – CLASS I seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in common stocks of large-sized companies. Large-sized companies are those whose market

28  Janus Smart Portfolios  April 30, 2008

capitalization falls within the range of companies in the Russell 1000® Index at the time of purchase. The market capitalizations within the index will vary, but as of December 31, 2007, they ranged from approximately $479 million to $527.8 billion.

JANUS ADVISER LONG/SHORT FUND – CLASS I seeks strong absolute risk-adjusted returns over a full market cycle. Under normal circumstances, the fund generally pursues its investment objective by taking both long and short positions in domestic and foreign equity securities, including those in emerging markets. The fund’s investment team believes that a combination of long and short positions may provide positive returns regardless of market conditions through a complete market cycle, and may offer reduced risk. In choosing both long and short positions, the investment team utilizes fundamental research. In other words, the fund’s investment team looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the fund’s investment policies.

JANUS ADVISER MID CAP GROWTH FUND – CLASS I seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap® Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the index will vary, but as of December 31, 2007, they ranged from approximately $624 million to $42.1 billion.

JANUS ADVISER MID CAP VALUE FUND – CLASS I and JANUS MID CAP VALUE FUND – INVESTOR SHARES seek capital appreciation. Each fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. Each fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. Each fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap® Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of December 31, 2007, they ranged from approximately $479 million to $42.1 billion.

JANUS ADVISER ORION FUND – CLASS I and JANUS ORION FUND seek long-term growth of capital. Each fund pursues its investment objective by normally investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. Each fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. As of December 31, 2007, Janus Adviser Orion Fund held stocks of 45 companies. Of these holdings, 30 comprised approximately 76.8% of the fund’s holdings. As of December 31, 2007, Janus Orion Fund held stocks of 46 companies. Of these holdings, 30 comprised approximately 84.8% of the fund’s holdings.

JANUS ADVISER SMALL COMPANY VALUE FUND – CLASS I seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of small companies whose stock prices are believed to be undervalued by the fund’s portfolio manager. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000® Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of December 31, 2007, they ranged from approximately $27 million to $6.1 billion.

JANUS ADVISER SMALL-MID GROWTH FUND – CLASS I seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.

JANUS ADVISER WORLDWIDE FUND – CLASS I and JANUS WORLDWIDE FUND seek long-term growth of capital in a manner consistent with the preservation of capital. Each fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. Each fund normally invests in issuers from several different countries, including the United States. Each fund may, under unusual circumstances, invest in a single country. Each fund may have significant exposure to emerging markets.

JANUS ENTERPRISE FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index. The market capitalizations within the index will vary, but as of December 31, 2007, they ranged from approximately $624 million to $42.1 billion.

JANUS FUND seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues

Janus Smart Portfolios  April 30, 2008  29

Notes to Financial Statements (unaudited) (continued)

its investment objective by investing primarily in common stocks selected for their growth potential. Although the fund may invest in companies of any size, it generally invests in larger, more established companies. As of December 31, 2007, the fund’s weighted average market capitalization was $91.1 billion.

JANUS GLOBAL LIFE SCIENCES FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the “life sciences” relate to maintaining or improving quality of life. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. As a fundamental policy, the fund normally invests at least 25% of its total assets in the “life sciences” sector, which may include companies in the following industries: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology. The fund may have significant exposure to emerging markets.

JANUS GLOBAL OPPORTUNITIES FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

JANUS GLOBAL TECHNOLOGY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories: (i) companies that the portfolio manager believes have or will develop products, processes, or services that will provide significant technological advancements or improvements and (ii) companies that the portfolio manager believes rely extensively on technology in connection with their operations or services. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

JANUS RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

JANUS TRITON FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion.

JANUS TWENTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 common stocks selected for their growth potential.

JANUS VENTURE FUND seeks capital appreciation. The fund pursues its investment objective by investing at least 50% of its equity assets in small-sized companies. Small-sized companies are those who have market capitalizations of less than $1 billion or annual gross revenues of less than $500 million. Companies whose capitalization or revenues fall outside these ranges after the fund’s initial purchase continue to be considered small-sized. The fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation.

Investments in Fixed-Income Securities
JANUS ADVISER FLEXIBLE BOND FUND – CLASS I and JANUS FLEXIBLE BOND FUND seek to obtain maximum total return, consistent with preservation of capital. Each fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its assets in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. Each fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. Each fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. Each fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

JANUS ADVISER FLOATING RATE HIGH INCOME FUND – CLASS I seeks to obtain high current income. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in floating or adjustable rate loans and other floating or adjustable rate securities, including other senior loan investment companies and derivatives with exposure to senior loans. While the fund generally seeks to invest in senior floating

30  Janus Smart Portfolios  April 30, 2008

rate loans, the fund may invest in other types of securities including, but not limited to, unsecured floating rate loans, subordinated or junior debt, corporate bonds, U.S. Government securities, mortgage-backed and other asset-backed securities, repurchase agreements, certain money market instruments, high-yield/high-risk bonds, and other instruments (including synthetic or hybrid) that pay interest at rates that adjust whenever a specified interest rate changes and/or reset on predetermined dates. The fund’s investments in floating rate securities are generally rated below investment grade or are unrated and have characteristics considered below investment grade.

JANUS ADVISER HIGH-YIELD FUND – CLASS I and JANUS HIGH-YIELD FUND seek to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective. Each fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio manager believes offer attractive risk/return characteristics. Each fund may at times invest all of its assets in such securities.

JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital. The fund invests, under normal circumstances, at least 80% of its net assets in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The fund may invest up to 35% of its net assets in high-yield/high risk bonds. The fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances.

Investments in Cash Equivalents
JANUS MONEY MARKET FUND – INVESTOR SHARES seeks maximum current income to the extent consistent with stability of capital. The fund pursues its investment objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits. The fund also intends to invest in repurchase agreements.

CASH EQUIVALENTS include money market instruments (such as certificates of deposit, time deposits, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, and other short-term corporate instruments).

The following accounting policies have been consistently followed by the Portfolios and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
A Portfolio’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Portfolio invests on the day of valuation. In the case of underlying funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Securities held by the underlying funds are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities held by the underlying funds traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the underlying funds’ Trustees. Short-term securities held by the underlying funds with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Investments held by the underlying money market fund are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium. Debt securities held by the underlying funds with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies held by the underlying funds are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the underlying funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the underlying funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events

Janus Smart Portfolios  April 30, 2008  31

Notes to Financial Statements (unaudited) (continued)

occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or nonpublic securities. The underlying funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income and capital gain distributions, if any, from the underlying funds are recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income of the underlying funds is recorded on the accrual basis and includes amortization of premiums and accretion of discounts.

Expenses
Each Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses, which may be allocated pro rata to each of the funds or Portfolios in the Trust. Additionally, each Portfolio, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds.

Securities Lending
Under procedures adopted by the Trustees, the underlying funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The underlying funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC (“Janus Capital”) makes efforts to balance the benefits and risks from granting such loans.

The underlying funds do not have the right to vote on securities while they are being lent; however, the underlying funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the underlying funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities of the underlying funds that are denominated in U.S. dollars and 105% of the market value of the loaned securities of the underlying funds that are not denominated in U.S. dollars. Loaned securities and related collateral of the underlying funds are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the underlying funds’ direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable).

Interfund Lending
Pursuant to an exemptive order received from the SEC, the underlying funds may be party to interfund lending agreements between the underlying funds and other Janus Capital sponsored mutual funds, which permits them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing underlying fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions
The underlying funds, except INTECH Risk-Managed Stock Fund, Janus Adviser INTECH Risk-Managed Core Fund, Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed International Fund, Janus Adviser INTECH Risk-Managed Value Fund (together, the “Risk-Managed funds”) and Janus Money Market Fund, may enter into forward currency contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings of the underlying funds and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. Gains or losses arise from the difference between the U.S. dollar cost of the original contract and the

32  Janus Smart Portfolios  April 30, 2008

value of the foreign currency in U.S. dollars upon closing a contract. Forward currency contracts held by the underlying funds are fully collateralized by other securities. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts
The underlying funds, except Janus Money Market Fund, may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The underlying funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities of the underlying funds are designated as collateral for market value on futures contracts. Such collateral is in the possession of the underlying funds’ custodian.

Swaps
The underlying funds, except the Risk-Managed funds and Janus Money Market Fund, may enter into swap agreements to hedge their exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the underlying funds, and/or the termination value. Therefore, the underlying funds consider the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

Options Contracts
The underlying funds, except Janus Money Market Fund, may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The underlying funds, except the Risk-Managed funds and Janus Money Market Fund, may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The underlying funds may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period up to three years. The underlying funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the underlying funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the underlying funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the underlying funds could result in the underlying funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid by the underlying funds.

The underlying funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

The risk in writing call options is that the underlying funds give up the opportunity for profit if the market price of the security

Janus Smart Portfolios  April 30, 2008  33

Notes to Financial Statements (unaudited) (continued)

increases and the option is exercised. The risk in writing put options is that the underlying funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the underlying funds pay a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the underlying funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the underlying funds may recognize due to written call options.

Mortgage Dollar Rolls
The underlying funds, Janus Adviser Global Real Estate Fund, Janus Adviser Long/Short Fund, Janus Adviser Flexible Bond Fund, Janus Flexible Bond Fund, Janus Adviser Floating Rate High Income Fund, Janus Adviser High-Yield Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund, may enter into “mortgage dollar rolls.” In a “mortgage dollar roll” transaction, the underlying funds sell a mortgage-related security (such as a Government National Mortgage Association (“Ginnie Mae”) security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. The underlying funds will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income of the underlying funds.

The underlying funds’ obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to the securities subject to repurchase by the underlying funds, maintained in a segregated account. To the extent that the underlying funds collateralize their obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the portfolio managers’ ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the underlying fund is required to purchase may decline below the agreed upon repurchase price.

Securities Traded on a To-Be-Announced Basis
The underlying funds, Janus Adviser Flexible Bond Fund, Janus Flexible Bond Fund, Janus Adviser Floating Rate High Income Fund, Janus Adviser High-Yield Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund, may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the underlying funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Ginnie Mae, Federal National Mortgage Association (“Fannie Mae”) and/or Federal Home Loan Mortgage Corporation (“Freddie Mac”) transactions.

Securities purchased on a TBA basis are not settled until they are delivered to the underlying funds, normally 15 to 45 days later. Beginning on the date the underlying funds enter into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Floating Rate Loans
The underlying funds, Janus Adviser Balanced Fund, Janus Balanced Fund, Janus Adviser Long/Short Fund, Janus Adviser Flexible Bond Fund, Janus Flexible Bond Fund, Janus Adviser Floating Rate High Income Fund, Janus Adviser High-Yield Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund, may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates which adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies

34  Janus Smart Portfolios  April 30, 2008

that are highly leveraged. The underlying funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Bank Loans
The underlying funds, Janus Adviser Balanced Fund, Janus Balanced Fund, Janus Adviser Long/Short Fund, Janus Adviser Flexible Bond Fund, Janus Flexible Bond Fund, Janus Adviser Floating Rate High Income Fund, Janus Adviser High-Yield Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund, may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment or participation interest in loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the underlying funds have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The underlying funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the underlying funds invest generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year LIBOR.

The underlying funds may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the underlying funds may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The underlying funds utilize an independent third party to value individual bank loans on a daily basis.

Short Sales
The underlying funds, except the Risk-Managed funds, may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the underlying funds own, or selling short a security that the underlying funds have the right to obtain, for delivery at a specified date in the future. The underlying funds may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. The underlying funds do not deliver from their portfolio the securities sold short and do not immediately receive the proceeds of the short sale. The underlying funds borrow the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the underlying funds lose the opportunity to participate in the gain.

The underlying funds, except the Risk-Managed funds and Janus Money Market Fund, may also engage in other short sales. The underlying funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the underlying funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of the underlying funds’ short sales positions will not exceed 10% of their net assets. Although the potential for gain as a result of a short sale is limited to the price at which the underlying funds sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the underlying funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that the underlying funds may recognize upon termination of a short sale. Short sales held by the underlying funds are fully collateralized by other securities.

Foreign Currency Translations
The underlying funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translations arises from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses of the underlying funds are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts of the underlying funds may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-Issued Securities
The underlying funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the

Janus Smart Portfolios  April 30, 2008  35

Notes to Financial Statements (unaudited) (continued)

underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the underlying funds may hold liquid assets as collateral with the underlying funds’ custodian sufficient to cover the purchase price.

Exchange-Traded Funds
The underlying funds, except Janus Money Market Fund, may invest in exchange-traded funds, which are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, the underlying fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the underlying fund bears directly in connection with its own operations.

Equity-Linked Structured Notes
The underlying funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings
The underlying funds, except Janus Money Market Fund, may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on an underlying fund with a small asset base. The underlying funds may not experience similar performance as their assets grow.

Additional Investment Risk
The underlying funds, particularly Janus Adviser Flexible Bond Fund, Janus Flexible Bond Fund, Janus Adviser Floating Rate High Income Fund, Janus Adviser High-Yield Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund, may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer. The Risk-Managed funds does not intend to invest in high-yield/high-risk bonds.

Restricted Security Transactions
Restricted securities held by the underlying funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the underlying funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions
Dividends of net investment income and realized capital gains (if any) are generally declared and distributed annually. The majority of dividends and capital gains distributions from a Portfolio may be automatically reinvested into additional shares of that Portfolio, based upon the discretion of the shareholder.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolios intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Portfolios adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on April 30, 2008. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that based on the technical merits have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition

36  Janus Smart Portfolios  April 30, 2008

threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Portfolios to analyze all open tax years, fiscal years 2003-2006 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended April 30, 2008, the Portfolios did not have a liability for any unrecognized tax benefits. The Portfolios have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, the Portfolios will be required to disclose the extent to which fair value is used to measure assets and liabilities and the inputs used to develop the measurements.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS No. 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS No. 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS No. 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management does not believe the adoption of SFAS No. 159 will impact the financial statement amounts.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Portfolios’ financial statement disclosures.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolios pay a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate shown in the table below:

Advisory
Portfolio	Fee %

Janus Smart Portfolio — Growth	0.05%
Janus Smart Portfolio — Moderate	0.05%
Janus Smart Portfolio — Conservative	0.05%

Janus Capital has agreed until at least March 1, 2009 to reimburse the Portfolios by the amount, if any, that such Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund, brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the following annual rates noted below. If applicable, amounts reimbursed to the Portfolios by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Portfolio	Expense Limit Fee %

Janus Smart Portfolio — Growth	0.24%
Janus Smart Portfolio — Moderate	0.20%
Janus Smart Portfolio — Conservative	0.17%

Janus Capital will be entitled to recoup such reimbursement or fee reduction from the Portfolios for a three-year period commencing with the operations of the Portfolios, provided that at no time during such period shall the normal operating expenses allocated to any of the Portfolios, with the exceptions noted above, exceed the percentages stated. This recoup of such reimbursements will expire December 30, 2008. Although Janus Capital is entitled to recoup such reimbursement, Janus Capital has agreed to waive its right of reimbursement upon termination of the current advisory agreements. For the six-month period ended April 30, 2008, total reimbursement by Janus Capital and the recoupment that

Janus Smart Portfolios  April 30, 2008  37

Notes to Financial Statements (unaudited) (continued)

may be potentially made to Janus Capital are indicated in the table below:

Portfolio	Reimbursement	Total Recoupment

Janus Smart Portfolio — Growth	$–	$46,539
Janus Smart Portfolio — Moderate	–	99,565
Janus Smart Portfolio — Conservative	9,020	129,731

For the six-month period ended April 30, 2008, total previously waived recoupment received by Janus Capital was $29,338 and $3,006 for Janus Smart Portfolio – Growth and Janus Smart Portfolio – Moderate, respectively.

The Portfolios’ expenses may be reduced by expense offsets from an unaffiliated transfer agent. Such offsets are included in Expense and Fee Offsets on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. The Portfolios could have employed the assets used by the transfer agent to produce income if they had not entered into an expense offset arrangement.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolios’ and the underlying funds’ transfer agent. For transfer agency and other services, Janus Services receives a fee at an annual rate of 0.05% of the Portfolio’s total net assets. In addition, Janus Services receives $4.00 per open shareholder account for transfer agent services.

Janus Capital has entered into an agreement with Wilshire Associates Inc. (“Wilshire”), a global investment technology, investment consulting, and investment management firm, to act as a consultant to Janus Capital. Wilshire provides research and advice regarding asset allocation methodologies, which Janus Capital uses when determining asset class allocations for the Portfolios. For its consulting services, Janus Capital pays Wilshire an annual fee, payable monthly, that is comprised of a combination of an initial program establishment fee, fixed fee, and an asset-based fee.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolios. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolios as unrealized appreciation/(depreciation) and is shown as of April 30, 2008 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the six-month period ended April 30, 2008 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended April 30, 2008.

During the six-month period ended April 30, 2008, Janus Services reimbursed the following Portfolios as a result of dilutions caused by incorrectly processed shareholder activity.

Portfolio

Janus Smart Portfolio — Growth	$8,030
Janus Smart Portfolio — Moderate	7,728
Janus Smart Portfolio — Conservative	929

During the fiscal year ended October 31, 2007, Janus Services reimbursed the following Portfolios as a result of dilutions caused by incorrectly processed shareholder activity.

Portfolio

Janus Smart Portfolio — Growth	$121
Janus Smart Portfolio — Conservative	716

Certain officers of the Portfolios may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolios, except for the Portfolios’ Chief Compliance Officer. Effective January 1, 2006, the Portfolios began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $39,907 was paid by the Trust during the six-month period ended April 30, 2008. Each Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

3.	Purchases and Sales of Investment Securities

For the six-month period ended April 30, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) were as follows:

38  Janus Smart Portfolios  April 30, 2008

			Purchase of	Proceeds from Sales
	Purchase of	Proceeds from Sales	Long-Term U.S.	of Long-Term U.S.
Portfolio	Securities	of Securities	Government Obligations	Government Obligations

Janus Smart Portfolio — Growth	$41,750,563	$5,799,424	$–	$–
Janus Smart Portfolio — Moderate	31,112,391	4,977,645	–	–
Janus Smart Portfolio — Conservative	34,298,254	3,622,865	–	–

4.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2008 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Smart Portfolio — Growth	$188,645,812	$15,493,721	$(4,126,947)	$11,366,774
Janus Smart Portfolio — Moderate	136,913,913	7,860,979	(2,481,949)	5,379,030
Janus Smart Portfolio — Conservative	95,644,722	3,038,750	(1,493,108)	1,545,642

5.	Capital Share Transactions

	Janus Smart		Janus Smart		Janus Smart
For the six-month period ended April 30, 2008 (unaudited)	Portfolio —		Portfolio —		Portfolio —
and the fiscal year ended October 31, 2007	Growth		Moderate		Conservative
(all numbers are in thousands)	2008	2007	2008	2007	2008	2007

Transactions in Portfolio Shares
Shares sold	4,678	9,614	3,763	6,564	4,288	5,460
Reinvested dividends and distributions	648	101	473	83	238	42
Shares repurchased	(2,214)	(2,954)	(1,887)	(1,788)	(1,791)	(1,621)
Net Increase/(Decrease) in Portfolio Shares	3,112	6,761	2,349	4,859	2,735	3,881
Shares Outstanding, Beginning of Period	12,650	5,889	9,502	4,643	5,682	1,801
Shares Outstanding, End of Period	15,762	12,650	11,851	9,502	8,417	5,682

6.	Affiliated Fund of Funds Transactions

The Portfolios invest in certain mutual funds within the Janus family of funds. While each Portfolio can invest in any or all of the underlying funds, it is expected that each Portfolio will normally invest in only some of the underlying funds at any particular time. All of the realized gain/(loss) recognized by the Portfolios is derived from affiliates. A Portfolio’s investment in any of the underlying funds may exceed 25% of such Portfolio’s total assets. In such instances, the financial statements for the underlying fund may be obtained on the underlying fund’s website at www.janus.com. During the six month period ended April 30, 2008, the Portfolios recorded distributions from affiliated investment companies as dividend income and had the following affiliated purchases and sales:

Janus Smart Portfolios  April 30, 2008  39

Notes to Financial Statements (unaudited) (continued)

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 4/30/08

Janus Smart Portfolio – Growth
Janus Adviser INTECH Risk-Managed Growth Fund – Class I Shares	435,994	$6,083,188	(47,370)	$(746,686)	$(102,773)	$341,232	$25,726,291
Janus Adviser INTECH Risk-Managed Value Fund – Class I Shares	512,647	5,618,133	(60,158)	(760,180)	(116,267)	519,936	24,367,933
Janus Adviser International Equity Fund – Class I Shares	268,588	3,304,762	(34,632)	(451,850)	(37,906)	132,525	18,784,967
Janus Flexible Bond Fund	677,075	6,546,811	(80,776)	(780,076)	1,817	676,765	35,104,264
Janus Growth and Income Fund	121,339	4,297,341	(10,838)	(472,059)	(104,110)	268,281	14,565,683
Janus High-Yield Fund	134,335	1,212,124	(15,354)	(153,096)	(15,115)	188,875	5,697,904
Janus Orion Fund	145,386	1,791,682	(19,398)	(257,789)	(27,820)	30,996	10,798,227
Janus Overseas Fund	136,447	7,218,122	(12,718)	(776,558)	(132,644)	632,705	30,471,314
Janus Research Fund	96,526	2,829,633	(12,874)	(406,839)	(38,889)	12,535	15,762,881
Janus Twenty Fund	39,976	2,848,767	(5,302)	(394,267)	(26,317)	31,669	18,733,122

		$41,750,563		$(5,199,400)	$(600,024)	$2,838,519	$200,012,586

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 4/30/08

Janus Smart Portfolio – Moderate
Janus Adviser INTECH Risk-Managed Growth Fund – Class I Shares	255,953	$3,572,670	(33,550)	$(527,920)	$(73,007)	$192,178	$14,388,861
Janus Adviser INTECH Risk-Managed Value Fund – Class I Shares	275,080	3,010,427	(38,719)	(487,033)	(73,477)	266,692	12,406,783
Janus Adviser International Equity Fund – Class I Shares	134,652	1,659,155	(20,879)	(271,583)	(23,448)	64,701	8,904,255
Janus Flexible Bond Fund	986,522	9,540,636	(141,136)	(1,357,599)	7,138	938,859	48,488,863
Janus Growth and Income Fund	101,038	3,580,555	(10,975)	(477,797)	(105,597)	215,241	11,659,103
Janus High-Yield Fund	100,612	907,635	(13,713)	(136,765)	(12,698)	126,740	4,059,186
Janus Orion Fund	65,909	810,477	(10,395)	(137,553)	(13,486)	13,250	4,603,799
Janus Overseas Fund	79,373	4,204,394	(8,964)	(544,306)	(89,394)	354,269	17,008,144
Janus Research Fund	54,687	1,601,162	(8,635)	(272,076)	(23,942)	6,709	8,410,260
Janus Short-Term Bond Fund	396,944	1,151,030	(57,123)	(165,852)	(429)	104,176	5,715,076
Janus Twenty Fund	15,041	1,074,250	(2,388)	(178,122)	(12,699)	11,280	6,648,613

		$31,112,391		$(4,556,606)	$(421,039)	$2,294,095	$142,292,943

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 4/30/08

Janus Smart Portfolio – Conservative
Janus Adviser INTECH Risk-Managed Growth Fund – Class I Shares	204,138	$2,841,400	(18,570)	$(291,908)	$(29,292)	$84,420	$7,232,318
Janus Adviser INTECH Risk-Managed Value Fund – Class I Shares	249,904	2,728,051	(23,655)	(297,670)	(35,055)	129,919	6,954,501
Janus Adviser International Equity Fund – Class I Shares	80,199	977,983	(7,906)	(103,467)	(4,986)	19,452	3,045,171
Janus Contrarian Fund	74,319	1,415,774	(6,776)	(140,230)	(8,922)	12,395	3,699,947
Janus Flexible Bond Fund	1,763,712	17,049,170	(173,776)	(1,684,533)	(10,359)	922,180	5,840,902
Janus Growth and Income Fund	56,405	1,996,162	(4,499)	(196,831)	(32,697)	73,310	4,495,948
Janus High-Yield Fund	113,797	1,029,434	(10,843)	(108,131)	(9,650)	87,126	2,801,773
Janus Orion Fund	79,259	966,391	(7,880)	(105,355)	(6,874)	7,859	3,113,969
Janus Overseas Fund	44,285	2,332,838	(3,613)	(222,061)	(25,099)	114,965	6,295,250
Janus Research Fund	32,953	960,539	(3,321)	(105,108)	(6,627)	2,007	2,881,221
Janus Short-Term Bond Fund	690,206	2,000,512	(67,985)	(197,486)	(524)	99,554	50,829,364

		$34,298,254		$(3,452,780)	$(170,085)	$1,553,187	$97,190,364

40  Janus Smart Portfolios  April 30, 2008

7.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, Enhanced Investment Technologies, LLC (“INTECH”), Bay Isle Financial LLC (“Bay Isle”), Perkins, Wolf, McDonnell and Company, LLC (“Perkins”), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter was held in December 2007. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI’s Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements. These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Smart Portfolios  April 30, 2008  41

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Portfolios’ website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolios file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolios’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

Approval of Advisory Agreements During the Period

In this disclosure, each fund and portfolio of Janus Investment Fund are referred to as “Fund” and, collectively, as “Funds.”

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the three Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 14, 2007, based on their evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2008 through February 1, 2009 (January 1, 2008 through January 1, 2009 for INTECH Risk-Managed Stock Fund and Janus Global Research Fund), subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund, the knowledge of the Trustees gained from their regular meetings with management on at least a quarterly basis, and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds’ administrator, monitoring adherence to the Funds’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders, and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and/or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that, taking into account steps taken to address those Funds whose performance lagged that of the median of their peers for certain periods, the quality of those services had been

42  Janus Smart Portfolios  April 30, 2008

consistent with or superior to quality norms in the industry; and that the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the investment performance of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Fund’s benchmark index. They concluded that the performance of many Funds was good to very good under current market conditions. Although the performance of some Funds lagged that of the median of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided
The Trustees examined information on the fees and expenses of each Fund in comparison to similar information for comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only services related to portfolio management). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds’ other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, the Trustees noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology used in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. They also reviewed the financial statements of Janus Capital’s parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receives adequate incentives to manage the Funds effectively. They recognized that profitability comparisons among investment advisers are difficult because very little comparative information is publicly available and profitability of any adviser is affected by numerous factors, including the organizational structure of the particular adviser, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the adviser’s capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees payable by Janus Capital or the Funds to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. They also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Fund, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the

Janus Smart Portfolios  April 30, 2008  43

Additional Information (unaudited) (continued)

Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds declined in the past few years, those Funds benefited from having advisory fee rates that remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Funds that will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers, based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and that the transfer agent receives compensation directly from the non-money market Funds for services provided. They also considered Janus Capital’s past and proposed use of commissions paid by Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting those Funds and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of “soft” commission dollars of a Fund to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They also concluded that Janus Capital benefits from the receipt of proprietary and third-party research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, all of the Trustees, all of whom are Independent Trustees, concluded that the proposed continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, was in the best interest of the respective Funds and their shareholders.

44  Janus Smart Portfolios  April 30, 2008

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are also quoted for each Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects a Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended October 31, 2007. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Portfolio’s Schedule of Investments. This schedule reports the types of securities held in each Portfolio on the last day of the reporting period. Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolios on the last day of the reporting period.

The Portfolios’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on underlying fund shares owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolios’ liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolios’ net assets. Because Portfolios must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolios’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolios’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from underlying fund shares and interest earned from interest-bearing securities in the Portfolios.

The next section reports the expenses incurred by the Portfolios, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolios. The Portfolios realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolios during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statement of Changes in Net Assets

This statement reports the increase or decrease in the Portfolios’ net assets during the reporting period. Changes

Janus Smart Portfolios  April 30, 2008  45

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

in the Portfolios’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolios’ net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolios’ investment performance. The Portfolios’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolios’ net assets will not be affected. If you compare each Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolios through purchases or withdrawals via redemptions. The Portfolios’ net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolios.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Portfolio’s net asset value (“NAV”) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Portfolios for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolios’ expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Portfolio during the reporting period. Don’t confuse this ratio with a Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio’s investments, changes in the target allocation and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

46  Janus Smart Portfolios  April 30, 2008

Notes

Janus Smart Portfolios  April 30, 2008  47

Notes

48  Janus Smart Portfolios  April 30, 2008

Notes

Janus Smart Portfolios  April 30, 2008  49

Janus provides access to a wide range of investment disciplines.

Asset Allocation
Janus asset allocation portfolios invest in several underlying mutual funds, rather than individual securities, in an attempt to offer investors an instantly diversified portfolio. Janus Smart Portfolios are unique in their combination of funds that leverage the fundamental research approach of Janus with funds supported by the risk-managed, mathematical investment process of INTECH (a Janus subsidiary).

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed
Our risk-managed fund seeks to outperform its index while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), this fund uses a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, go to www.janus.com.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

Investments in money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money market funds.

151 Detroit Street Denver, CO 80206 1-800-525-3713

Funds distributed by Janus Distributors LLC (6/08)

C-0307-52	111-24-106 06-08

Item 2 — Code of Ethics
     Not applicable to semiannual reports.
Item 3 — Audit Committee Financial Expert
     Not applicable to semiannual reports.
Item 4 — Principal Accountant Fees and Services
     Not applicable to semiannual reports.
Item 5 — Audit Committee of Listed Registrants
     Not applicable.
Item 6 — Schedule of Investments
(a)	Please see Schedule of Investments contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b)	Using credible information that is available to the public, the Funds have not divested from any securities of any issuers that conduct or have direct investments in certain business operations in Sudan.

Item 7 — Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
     Not applicable.
Item 8 — Portfolio Managers of Closed-End Management Investment Companies
     Not applicable.
Item 9 — Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
     Not applicable.
Item 10 — Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.
Item 11 — Controls and Procedures
(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting during Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12 — Exhibits
(a)(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)	Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

(a)(3)	Not applicable to open-end companies.

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Janus Investment Fund

By:	/s/ Robin C. Beery
Robin C. Beery,
President and Chief Executive Officer of Janus Investment Fund (Principal Executive Officer)
Date: June 27, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robin C. Beery
Robin C. Beery,
President and Chief Executive Officer of Janus Investment Fund (Principal Executive Officer)
Date: June 27, 2008

By:	/s/ Jesper Nergaard
Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund (Principal Accounting Officer and Principal Financial Officer)
Date: June 27, 2008